Aston Funds
Class N Shares
Prospectus

March 1, 2009

A diversified, actively managed fund family with a process-driven approach to investing.

NOT FDIC INSURED. NO BANK GUARANTEE. MAY LOSE VALUE.

The Securities and Exchange Commission has not approved or disapproved these or any mutual fund's shares or determined if this prospectus is accurate or complete. Any representation to the contrary is a crime.

ASTON FUNDS LOGO

EQUITY FUNDS	Ticker Symbol

Large Cap
Aston/Montag & Caldwell Growth Fund	MCGFX
Aston/Veredus Select Growth Fund	AVSGX
Aston Growth Fund	CHTIX
Aston/Optimum Large Cap Opportunity Fund	AOLCX
Aston Value Fund	RVALX

Multi Cap
Aston/TAMRO All Cap Fund	ATLVX
Aston/River Road Dividend All Cap Value Fund	ARDEX

Mid Cap
Aston/Optimum Mid Cap Fund	CHTTX
Aston/Montag & Caldwell Mid Cap Growth Fund	AMCMX
Aston/Cardinal Mid Cap Value Fund	ACDMX

Small-Mid Cap
Aston/River Road Small-Mid Cap Fund	ARSMX

Small Cap
Aston/Veredus Aggressive Growth Fund	VERDX
Aston/TAMRO Small Cap Fund	ATASX
Aston/River Road Small Cap Value Fund	ARSVX

GLOBAL/INTERNATIONAL FUNDS

Aston/Neptune International Fund	ANINX

Aston/Fortis Global Real Estate Fund	AGRNX

ALTERNATIVE FUNDS

Aston/Smart Portfolios Fund	ASENX
Aston/New Century Absolute Return ETF Fund	ANENX
Aston/MB Enhanced Equity Income Fund	AMBEX

SECTOR FUND

Aston/Fortis Real Estate Fund	ARFCX

BALANCED FUNDS

Aston/Montag & Caldwell Balanced Fund	MOBAX
Aston Balanced Fund	CHTAX

FIXED INCOME FUND

Aston/TCH Fixed Income Fund	CHTBX

MONEY MARKET FUND

Aston/Fortis Investor Money Market Fund	CITXX

ASTON FUNDS LOGO

Thank you for your interest in Aston Funds.  Our diversified family of funds offers you a variety of investment opportunities to help you build wealth and meet financial goals such as retirement, home buying or education funding. This prospectus pertains only to the Class N shares of the listed Aston Funds. Please read this prospectus carefully and keep it for future reference.

For a list of terms with definitions that you may find helpful as you read this prospectus, please refer to the “Investment Terms” Section.

Mutual fund shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the Federal Deposit Insurance Corporation (FDIC).

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Categories of Aston Funds

Aston Funds (the “Trust”) is an open-end management investment company that currently offers 29 separate investment portfolios, including equity, global/international, alternative, sector, balanced, fixed income and money market funds. Class N shares of 24 of the portfolios (the “Funds”) are offered in this prospectus; other funds and classes are offered under separate prospectuses.

Aston Asset Management LLC (“Aston” or “Adviser”) is the investment adviser, administrator and sponsor of the Funds, except for the Aston/Fortis Investor Money Market Fund of which Aston is not the investment adviser. Aston manages each Fund (except Aston/Fortis Investor Money Market Fund) by retaining one or more subadvisers (“Subadvisers”) to manage each Fund. Fortis Investment Management USA, Inc. (“FIM”) serves as investment adviser to the Aston/Fortis Investor Money Market Fund.

EQUITY FUNDS

Equity funds invest principally in stocks and other equity securities. Equity funds may have greater total return potential than non-equity funds, but they also have greater risk.

GLOBAL/INTERNATIONAL FUNDS

Global and international funds invest principally in stocks and other securities issued by foreign companies throughout the world. Global and international funds invest in foreign securities that are subject to currency, regulatory, information and political risks.

ALTERNATIVE FUNDS

Alternative funds invest principally in stocks or other securities that seek or follow nontraditional strategies. Alternative funds may have greater total return potential than traditional funds, but they also could have greater risk.

SECTOR FUNDS

Sector funds invest principally in stocks and other securities of issuers that operate in a particular industry or sector of the economy. Because the holdings of this type of fund focus on one or more related industries or sectors, the share price of a sector fund may be more volatile than a fund with more diversified holdings.

BALANCED FUNDS

Balanced funds invest in a mix of stocks and fixed income securities and combine the benefits of both types of securities – capital appreciation or growth from stocks and income from fixed income securities. Like most other mutual funds, the share price of a balanced fund moves up and down in response to changes in the stock market and interest rates.

FIXED INCOME FUNDS

Fixed income funds invest in corporate and government bonds and other fixed income securities. These funds provide regular income.

MONEY MARKET FUNDS

Money market funds invest in short-term, high quality money market securities. They provide stable principal and regular income. The income provided by a money market fund varies with interest rate movements.

No single fund is intended to be a complete investment program, but individual funds can be an important part of a balanced and diversified investment program. Mutual funds have the following general risks:

•	the value of fund shares will fluctuate
•	you could lose money
•	you cannot be certain that a fund will achieve its investment objective

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Investment Summaries

EQUITY FUNDS

Large Cap

ASTON/MONTAG & CALDWELL GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation and, secondarily, current income, by investing primarily in common stocks and convertible securities.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in common stocks and convertible securities. The portfolio manager uses a bottom-up approach to stock selection and seeks high quality, well-established large-cap companies that the portfolio manager believes are growing their near-term earnings at an above average rate. The portfolio manager emphasizes valuation to find companies selling at a discount to their intrinsic value. These companies must pass an initial capitalization screen and:

•	have a strong history of earnings growth
•	are attractively priced, relative to the company’s potential for above average long-term earnings and revenue growth
•	have strong balance sheets
•	have a sustainable competitive advantage
•	are currently, or have the potential to become, industry leaders
•	have the potential to outperform during market downturns

The Fund may invest in foreign securities (directly and through depositary receipts).

To manage risk, the portfolio manager limits sector and individual security exposure, and adheres to a strong sell discipline.

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved.

Risks. These principal investment risks apply to the Fund: foreign securities, growth style, liquidity, manager and market risks. See the next Section, “Principal Investment Risks,” for a more detailed discussion of these risks and other principal risks common to all Funds.

ASTON/VEREDUS SELECT GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in growth stocks of mid-cap and large-cap companies whose earnings are growing, or are expected to grow, at an accelerating rate. The Fund defines a mid-cap company as one having a market capitalization of between approximately $2.5 and $9 billion at the time of acquisition. The portfolio managers define a large-cap company as one having a market capitalization of approximately $9 billion or more at the time of acquisition. The portfolio managers look for inefficiencies in the market caused by inaccurate expectations (e.g., positive earnings surprises, estimate revisions). The focus is on companies that have:

•	expanding unit volume growth
•	expanding profit margin potential
•	high or improving cash flow return on investment
•	large markets with high barriers to entry

The Fund may invest in ETFs and foreign securities (directly and through depositary receipts).

To help manage risk, the portfolio managers adhere to a strong sell discipline. In the course of implementing its principal investment strategies, the Fund will likely experience a high annual turnover rate (350% or more).

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved.

Risks. These principal investment risks apply to the Fund: foreign securities, growth style, liquidity, manager, market, mid-cap company and portfolio turnover risks. See the next Section, “Principal Investment Risks,” for a more detailed discussion of these risks and other principal risks common to all Funds.

ASTON GROWTH FUND
(Formerly Aston/ABN AMRO Growth Fund)

INVESTMENT OBJECTIVE

The Fund seeks long-term total return through a combination of capital appreciation and current income by investing primarily in a combination of stocks and bonds.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in common stocks and convertible securities. The portfolio manager uses a bottom-up approach to stock selection and seeks high quality, well-established large-cap companies that the portfolio manager believes are growing their near-term earnings at an above average rate. The portfolio manager emphasizes valuation to find companies selling at a

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Investment Summaries (continued)

discount to their intrinsic value. These companies must pass an initial capitalization screen and:

•	have a strong history of earnings growth
•	are attractively priced, relative to the company’s potential for above average long-term earnings and revenue growth
•	have strong balance sheets
•	have a sustainable competitive advantage
•	are currently, or have the potential to become, industry leaders
•	have the potential to outperform during market downturns

The Fund may invest in foreign securities (directly and through depositary receipts).

To manage risk, the portfolio manager limits sector and individual security exposure, and adheres to a strong sell discipline.

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in this Fund. There can be no assurance that the Fund’s investment objective will be achieved.

Risks. These principal investment risks apply to the Fund: foreign securities, growth style, liquidity, manager and market risks. See the next Section,“Principal Investment Risks,” for a more detailed discussion of these risks and other principal risks common to all Funds.

ASTON/OPTIMUM LARGE CAP OPPORTUNITY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its assets in stocks of large-cap companies that offer growth potential at a reasonable price. The Fund pursues its objective by investing primarily in common stocks selected for their capital appreciation potential. The Fund defines a large-cap company as an established, better-known company having a market capitalization of $7 billion or more.

The portfolio managers employ a GARP strategy to build a portfolio primarily of common stocks. GARP investing involves buying stocks that have a reasonable price/earnings ratio in relationship to a company’s earnings growth rate. Growth stocks will generally have higher valuations (e.g. price-to-earnings ratios) than value stocks. Security selection is based on the following top-down and bottom-up criteria:

Top-down — Strategic Analysis:

•	economic and investment outlook
•	theme assessment
•	diversification (sector and industry weightings)

Bottom-up — Stock Selection:

•	quantitative screenings — innovative industry leaders
•	proprietary GARP Scoring Model
•	fundamental research — strong management, high profitability and earnings growth, low leverage and price-to-growth ratio

The Fund may invest in foreign securities (directly and through depositary receipts).

To manage risk, the portfolio managers employ a strategy of diversification among sectors, and adhere to a strong sell discipline.

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved.

Risks. These principal investment risks apply to the Fund: foreign securities, GARP style, liquidity, manager and market risks. See the next Section, “Principal Investment Risks,” for a more detailed discussion of these risks and other principal risks common to all Funds.

ASTON VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide total return through long-term capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests primarily in equity securities of companies that its portfolio managers believe are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures. While the Fund may invest its assets in companies of any size, the portfolio managers generally focus on companies with large capitalizations.

The portfolio managers use a bottom-up investment approach in buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of:

•	Earnings
•	Cash flow
•	Competitive position
•	Management ability

Quantitative analysis of these and other factors may also be considered.

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Investment Summaries (continued)

The Fund may also invest in REITS, convertible securities, preferred stocks and foreign securities (directly and through depositary receipts).

To help manage risk, the portfolio managers generally limit position sizes, diversify among sectors, and adhere to a strong sell discipline.

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved.

Risks. These principal investment risks apply to the Fund: foreign securities, liquidity, manager, market, REIT and value style risks. See the next Section, “Principal Investment Risks,” for a more detailed discussion of these risks and other principal risks common to all Funds.

Multi Cap

ASTON/TAMRO ALL CAP FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a diversified, multi-cap portfolio consisting primarily of common stocks. The portfolio manager seeks opportunities across the growth/value spectrum, resulting in what is generally considered a “core” portfolio.

The portfolio manager’s investment process focuses on bottom-up stock selection with the goal of identifying companies that possess a sustainable competitive advantage combined with an attractive valuation. A sustainable competitive advantage may be derived from a unique product or service offering, a capable and proven management team, and sound financials.

Through the use of both qualitative and quantitative evaluation, the portfolio manager seeks securities that meet the specific criteria of one of three investment categories:

•	Leaders (best of class)
•	Laggards (companies undergoing a restructuring)
•	Innovators (dedication to introducing new products or services)

The Fund may invest in REITs, foreign securities (directly and through depositary receipts), convertible bonds and, to a limited extent, options may be used for hedging or to seek total return. The Fund may invest in options on securities and securities indices for hedging purposes or to seek capital appreciation. For example, the portfolio manager may purchase call options on securities he believes possess appreciation potential. Conversely, the portfolio manager may sell covered call options on securities held in the portfolio. See “Additional Information Regarding Investment Strategies.”

To manage risk, the portfolio manager limits position sizes, diversifies across both market sectors and capitalization, and adheres to a strong sell discipline.

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved.

Risks. These principal investment risks apply to the Fund: below investment grade securities, credit, derivatives, foreign securities, growth style, liquidity, manager, market, mid-cap company, REIT, small-cap company and value style risks. See the next Section, “Principal Investment Risks,” for a more detailed discussion of these risks and other principal risks common to all Funds.

ASTON/RIVER ROAD DIVIDEND ALL CAP VALUE FUND
(Formerly Aston/River Road Dynamic Equity Income Fund)

INVESTMENT OBJECTIVE

The Fund seeks to provide high current income and, secondarily, long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its assets in equity securities. The Fund invests in a diversified, all-cap portfolio of income-producing equity securities with yields that the portfolio managers believe will exceed the Russell 3000 Value Index. The Fund invests primarily in dividend paying common and convertible preferred stocks and REITs. The Fund may also invest in foreign securities (directly and through depositary receipts), closed-end funds or other investment companies, publicly traded partnerships and royalty income trusts. Using systematic and dynamic internal research through multiple sources, the portfolio managers narrow the field of companies into a more refined working universe. The portfolio managers then employ a value-driven, bottom-up approach that seeks to identify companies that they believe have the following characteristics:

•	high, growing dividend yield
•	financial strength

•	priced at a discount to absolute value

•	attractive business model
•	shareholder-oriented management
•	undiscovered, underfollowed, misunderstood companies

To manage risk, the portfolio managers employ a structured sell discipline and a strategy of diversification across market sectors, capitalization size, sovereignty and security type.

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Investment Summaries (continued)

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved.

Risks. These principal investment risks apply to the Fund: foreign securities, liquidity, manager, market, mid-cap company, REIT, small-cap company and value style risks. See the next Section, “Principal Investment Risks,” for a more detailed discussion of these risks and other principal risks common to all Funds.

Mid Cap

ASTON/OPTIMUM MID CAP FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term total return through capital appreciation by investing primarily in common and preferred stocks and convertible securities.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its assets in mid-cap stocks of companies with an improving revenue and earnings growth outlook. The Fund defines a mid-cap company as one having a market capitalization of between $1 and $12 billion at the time of acquisition. The portfolio manager selects approximately 40 stocks based on bottom-up fundamental analysis.

Important investment criteria include:

•	market share growth
•	attractive valuation
•	low relative leverage
•	focused business franchise
•	experienced management
•	strong or improving financials

The portfolio manager takes a long-term approach with a focus on maximizing after-tax returns.

The Fund may invest in foreign securities (directly and through depositary receipts).

To manage risk, the portfolio manager employs a valuation discipline to limit downside risk, limits position sizes and sector exposure, and adheres to a strong sell discipline.

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved.

Risks. These principal investment risks apply to the Fund: foreign securities, growth style, liquidity, manager, market, mid-cap company, small-cap company and value style risks. See the next Section, “Principal Investment Risks,” for a more detailed discussion of these risks and other principal risks common to all Funds.

ASTON/MONTAG & CALDWELL MID CAP GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation and, secondarily, current income, by investing primarily in common stocks and convertible securities.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in common stocks and convertible securities. Under normal circumstances, the Fund invests at least 80% of its assets in securities of mid-cap companies. The Fund defines a mid-cap company as one having a market capitalization, at the time of acquisition, of between $2.5 billion and $10 billion.

The portfolio managers use a bottom-up approach to stock selection and seek high quality, well-established mid-cap companies that:

•	offer a compelling combination of earnings growth and attractive value
•	sell at a discount to intrinsic value
•	exhibit above-median near-term relative earnings strength
•	are leading franchises and have proven management teams, strong finances and attractive long-term secular growth characteristics

The Fund may invest in foreign securities (directly and through depositary receipts).

To help manage risk, the portfolio managers adhere to a strong sell discipline.

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved.

Risks. These principal investment risks apply to the Fund: foreign securities, growth style, liquidity, manager, market and mid-cap company risks. See the next Section, “Principal Investment Risks,” for a more detailed discussion of these risks and other principal risks common to all Funds.

ASTON/CARDINAL MID CAP VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide a high level of total return.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its assets in common stocks and other equity securities of mid-cap companies. The Fund defines a mid-cap company as one having a

7

Investment Summaries (continued)

market capitalization, at the time of acquisition, within the range of market capitalizations of companies constituting the Russell Midcap® Value Index.

The portfolio managers use a value investment strategy based on proprietary fundamental research. Value investing involves buying stocks that are out of favor or undervalued relative to their peers. The portfolio managers emphasize companies with the ability to generate free cash flow and to redeploy such cash to enhance value. The portfolio managers also look for the following characteristics:

•	Stable and predictable business model
•	Motivated and competent management
•	Unduly depressed valuation
•	Catalyst for positive market reevaluation

The Fund may also invest in foreign securities (through depositary receipts).

To manage risk, the portfolio managers adhere to a strong buy, hold and sell discipline.

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved.

Risks. These principal investment risks apply to the Fund: foreign securities, liquidity, manager, market, mid-cap company and value style risks. See the next Section, “Principal Investment Risks,” for a more detailed discussion of these risks and other principal risks common to all Funds.

Small-Mid Cap

ASTON/RIVER ROAD SMALL-MID CAP FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its assets in common stocks and other equity securities of small- and mid-cap companies with market capitalizations of less than $6 billion at the time of acquisition that the portfolio managers believe are undervalued. Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. The Fund may also invest in common stock of companies with market capitalizations that exceed $6 billion, REITs, convertible securities and foreign securities (directly and through depositary receipts).

Using systematic and dynamic internal research, the portfolio managers narrow the field of small- and mid-cap companies into a more refined working universe. The portfolio managers then employ a value-driven, bottom-up fundamental approach that seeks to identify the following characteristics:

•	priced at a discount to absolute value

•	attractive business model
•	shareholder-oriented management
•	financial strength

•	undiscovered, underfollowed or misunderstood companies

To manage risk, the portfolio managers employ a strategy of diversification, and adhere to a structured sell discipline.

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved.

Risks. These principal investment risks apply to the Fund: foreign securities, liquidity, manager, market, mid-cap company, REIT, small-cap company and value style risks. See the next Section, “Principal Investment Risks,” for a more detailed discussion of these and other principal risks common to all Funds.

Small Cap

ASTON/VEREDUS AGGRESSIVE GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in growth stocks of small-cap companies whose earnings are growing, or are expected to grow, at an accelerating rate. The Fund defines a small-cap company as one having a market capitalization of less than $2.5 billion at the time of acquisition. The portfolio managers look for inefficiencies in the market caused by inaccurate expectations (e.g., positive earnings surprises, estimate revisions). The focus is on companies that have:

•	expanding unit volume growth
•	expanding profit margin potential
•	high or improving cash flow return on investment
•	large markets with high barriers to entry

The Fund may also invest in equity securities of mid-cap companies. The portfolio managers define a mid-cap company as one having a market capitalization of between approximately $2.5 to $9 billion at the time of acquisition.

The Fund may also invest in ETFs and foreign securities (directly and through depositary receipts).

To help manage risk, the portfolio managers adhere to a strong sell discipline. In the course of implementing its principal investment strategies, the Fund will likely experience a high annual turnover rate (200% or more).

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Investment Summaries (continued)

The Fund has entered into a program with ReFlow Fund LLC to provide cash liquidity for redemptions under certain circumstances. The program is described in the Funds’ statement of additional information (”SAI”).

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved.

Risks. These principal investment risks apply to the Fund: foreign securities, growth style, liquidity, manager, market, mid-cap company, portfolio turnover and small-cap company risks. See the next Section, “Principal Investment Risks,” for a more detailed discussion of these risks and other principal risks common to all Funds.

ASTON/TAMRO SMALL CAP FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in a blended portfolio of growth and value stocks of small-cap companies. The Fund considers companies with market capitalizations of up to $2.75 billion, at the time of acquisition to be small-cap companies. The portfolio manager seeks opportunities across the growth/value spectrum, resulting in what is generally considered a “core” portfolio.

The portfolio manager’s investment process focuses on bottom-up stock selection with the goal of identifying companies that possess a sustainable competitive advantage combined with an attractive valuation. A sustainable competitive advantage may be derived from a unique product or service offering, a capable and proven management team, and sound financials.

Through the use of both qualitative and quantitative evaluation, the portfolio manager seeks securities that meet the specific criteria of one of three investment categories:

•	Leaders (best of class)
•	Laggards (companies undergoing a restructuring)
•	Innovators (dedication to introducing new products or services)

The Fund may also invest in REITs, foreign securities (directly and through depositary receipts), convertible bonds, securities outside the small-cap range and cash-equivalent securities.

To manage risk, the portfolio manager limits position sizes, diversifies across market sectors and adheres to a strong sell discipline.

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved.

Risks. These principal investment risks apply to the Fund: below investment grade (high yield) securities, credit, foreign securities, growth style, liquidity, manager, market, REIT, small-cap company and value style risks. See the next Section, “Principal Investment Risks,” for a more detailed discussion of these risks and other principal risks common to all Funds.

ASTON/RIVER ROAD SMALL CAP VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its assets in common stocks and other equity securities of small-cap companies that the portfolio managers believe are undervalued. Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. The Fund considers companies with market capitalizations below $3 billion at the time of acquisition to be small-cap. The Fund may also invest in mid-cap stocks, REITs, convertible securities and foreign securities (directly and through depositary receipts). Using systematic and dynamic internal research, the portfolio managers narrow the field of small- and mid-cap companies into a more refined working universe. The portfolio managers employ a value-driven, bottom-up fundamental approach that seeks to identify the following characteristics:

•	priced at a discount to absolute value

•	attractive business model
•	shareholder-oriented management
•	financial strength

•	undiscovered, underfollowed or misunderstood companies

To manage risk, the portfolio managers employ a strategy of diversification, and adhere to a structured sell discipline.

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved.

Risks. These principal investment risks apply to the Fund: foreign securities, liquidity, manager, market, mid-cap company, REIT, small-cap company and value style risks. See the next Section, “Principal Investment Risks,” for a more detailed discussion of these risks and other principal risks common to all Funds.

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Investment Summaries (continued)

GLOBAL/INTERNATIONAL FUNDS

ASTON/NEPTUNE INTERNATIONAL FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its assets in securities of non-U.S. companies located throughout the world, including emerging markets. The Fund emphasizes securities of issuers in EAFE countries, but may invest in securities of issuers in any country, including the Russian Federation.

The portfolio manager employs a disciplined team-based investment process that combines a top-down industry sector analysis and bottom-up stock selection. The Fund invests primarily in common stocks, but may invest to a lesser degree in convertible securities, preferred stocks and other equity securities.

The investment process is based on a global sector view. The portfolio manager uses top-down analysis to evaluate key global sectors with an emphasis on macroeconomics and growth prospects for different industries. Allocation among countries or geographic areas is a residual of the investment process. As a result of this process, the Fund may invest a material amount of its assets in a single country and/or geographical area. Under normal circumstances, the Fund will invest in at least five countries outside of the U.S.

Within the targeted sectors, individual stocks are selected based on bottom-up fundamental analysis. The portfolio manager emphasizes stocks with above-average sustainable growth rates (i.e., growth stocks). The portfolio manager seeks to identify companies with one or more of the following characteristics:

•	strong competitive position
•	market leader in industry with strong growth prospects
•	potential for future growth

The market capitalization of companies held by the Fund will be a residual of the investment process. Although the Fund may invest in companies across all market capitalizations, the investment process is biased towards mid- to large-cap stocks.

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved.

Risks. These principal investment risks apply to the Fund: emerging market, foreign securities, growth style, liquidity, manager, market and mid-cap company risks. See the next Section, “Principal Investment Risks,” for a more detailed discussion of these risks and other principal risks common to all Funds.

ASTON/FORTIS GLOBAL REAL ESTATE FUND
(Formerly Aston/ABN AMRO Global Real Estate Fund)

INVESTMENT OBJECTIVE

The Fund seeks total return through a combination of growth and income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its assets in REITs and similar non-U.S. vehicles, common stocks and other equity securities of U.S. and foreign companies principally engaged in the real estate sector. Under normal circumstances, the Fund will invest at least 40% of its invested assets in securities of issuers located outside the U.S. The Fund will invest in the securities of issuers located in several different countries throughout the world, in addition to the U.S. The portfolio managers use a combination of a top-down and a bottom-up approach when selecting securities. The Fund is classified as non-diversified.

Top-down approach involves:

•	analyzing global demographic and economic trends
•	reviewing the real estate cycle to identify favorable geographic regions and property types

Bottom-up approach involves analyzing individual companies, focusing on companies with:

•	revenues primarily derived from real estate related activities
•	a significant portion of revenues from rental income
•	management stake in performance
•	a strong balance sheet and/or consistent earnings
•	internal growth prospects
•	potential growth from acquisition or development
•	free cash flow

The Fund may invest in foreign securities (directly and through depositary receipts).

To manage risk, the portfolio managers limit sector and position size, and adhere to a strong sell discipline.

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved.

Risks.   These principal investment risks apply to the Fund: foreign securities, GARP Style, liquidity, manager, market, non-diversification, REIT and sector concentrations risks. See the next Section, “Principal Investment Risks,” for a more detailed discussion of these and other principal risks common to all Funds.

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Investment Summaries (continued)

ALTERNATIVE FUNDS

ASTON/SMART PORTFOLIOS FUND
(Formerly Aston/Smart Allocation ETF Fund)

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by investing primarily in ETFs that represent a variety of asset classes and investment styles. Under normal circumstances, the Fund invests at least 80% of its assets in shares of ETFs. An ETF is an investment company that seeks to track the performance of an index (before fees and expenses) by holding in its portfolio either the securities that comprise the index or a representative sample of the securities in the index. ETFs offer investment in a wide variety of asset classes, including: large-cap, mid-cap, small-cap, equity, international, commodities, real estate, fixed income, derivatives and currency. As new ETF products become available, the asset classes available to the Fund will expand.

The portfolio managers use quantitative and qualitative fundamental analysis to select securities from the available universe of ETFs traded on U.S. markets. The portfolio is constructed by applying a proprietary mathematical investment process to select a portfolio of ETFs in a more efficient combination than the Fund’s composite market benchmark. The goal of the proprietary mathematical process is to create an optimal portfolio that is designed to produce returns in excess of its market benchmark with an equal or lesser amount of risk.

Because the Fund places primary emphasis on capital appreciation, the Fund expects to allocate a significant portion of its assets to underlying funds that emphasize stocks and to allocate a lesser proportion of its assets to underlying funds that emphasize bonds. The Fund may invest without limit in cash, cash equivalents and money market instruments when favorable investment opportunities are not available.

In the course of implementing its principal investment strategies, the Fund may experience a high turnover rate (500% or more).

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved.

Risks. These principal investment risks apply to the Fund: aggressive ETF investment technique, commodity ETF, credit ETF, equity ETF, fixed income ETF, fund-of-funds structure, manager, market, portfolio turnover, REIT, sector concentration, tracking and trading discount risks. See the next Section, “Principal Investment Risks,” for a more detailed discussion of these risks applicable to ETF Funds and other principal risks common to all Funds.

ASTON/NEW CENTURY ABSOLUTE RETURN ETF FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide positive total return.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its assets in shares of ETFs. An ETF is an investment company that seeks to track the performance of an index (before fees and expenses) by holding in its portfolio either the securities that comprise the index or a representative sample of the securities in the index. ETFs offer investment in a wide variety of asset classes, including: large-cap, mid-cap, small-cap, equity, international, commodities, real estate, fixed income, derivatives and currency. ETFs may also offer inverse (or short) exposure to a particular asset class. As new ETF products become available, the asset classes available to the Fund will expand.

The portfolio manager uses a quantitative investment process to select securities and construct the portfolio. The portfolio manager first determines the eligible universe of securities for investment. To be eligible for inclusion in the portfolio, shares of ETFs must be traded on a U.S. exchange. The portfolio manager also considers correlation with other ETFs in the universe. The portfolio manager then determines the securities in the universe that are candidates for the portfolio, based on minimum liquidity and trading requirements. The candidates are analyzed daily for buy and sell signals. The strategy seeks to identify patterns of price behavior and trading volume, which the subadviser believes are indicative of stock price.

The portfolio manager determines whether or not to implement a buy signal based on the availability of cash for investment, trading costs and other factors. Full positions may be implemented gradually and may take up to three buy signals to complete.

Although the Fund normally expects to hold ETFs representing a range of asset classes and investment styles, allocations among asset classes and styles are a residual of the investment process. In some circumstances, the Fund may hold ETFs representing a limited number of asset classes or investment styles.

To manage risk, the portfolio manager adheres to a strong sell discipline. With each sell signal, the portfolio manager will sell a portion of a position, generally with the entire position liquidated by the third sell signal. The portfolio manager may seek to hedge its exposure to certain asset classes by investing in ETFs that seek inverse (or short) exposure to that asset class.

The Fund may write (sell) exchange-listed covered call options on long ETF positions held in the Fund’s portfolio as a means of seeking to enhance return. Call options are contracts that give the

11

Investment Summaries (continued)

holder (buyer) of the option, in return for payment of a premium, the right, but not the obligation, to purchase from the writer of the option the security underlying the option at a specified exercise price prior to the expiration date. As the writer of a call option, the Fund receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price. If the option expires without being exercised, the Fund is not required to deliver the underlying security but retains the premium received.

The Fund generally writes covered call options that are out-of-the money to generate premium income for the Fund. A call option is out-of-the money if the exercise price is above the current market price for the underlying security. The Fund expects to use covered call options in declining markets as a means of seeking to enhance return.

The firm’s strategy seeks to identify ETFs with high probability of producing positive returns over an extended period of time within certain risk constraints. During periods in which sufficient opportunities are not identified to fully invest the portfolio, residual assets will be held in cash or cash equivalents.

In the course of implementing its principal investment strategies, the Fund may experience a relatively high turnover rate (200% or more).

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved.

Risks. These principal investment risks apply to the Fund: aggressive ETF investment technique, commodity ETF, covered call option, credit ETF, derivatives, equity ETF, fixed income ETF, fund-of-funds structure, manager, market, portfolio turnover, REIT, sector concentration, tracking and trading discount risks. See the next Section, “Principal Investment Risks,” for a more detailed discussion of these risks applicable to ETF Funds and other principal risks common to all Funds.

ASTON/MB ENHANCED EQUITY INCOME FUND

INVESTMENT OBJECTIVE

The Fund seeks total return through a combination of a high level of current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by investing primarily in a diversified portfolio of equity securities traded in U.S. markets and by writing covered call options on a substantial portion of the Fund’s long equity portfolio. The Fund places primary emphasis on the generation of income. Option premiums and dividend income are expected to constitute a significant portion of total return. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities.

Equity Selection
The portfolio managers select equity securities using a bottom-up investment approach focusing on the fundamentals of each company. The portfolio managers emphasize current dividend yield, free cash flow and stability. The portfolio managers focus on companies with regular quarterly dividends and with market capitalizations of $4 billion or more. The Fund may invest in equity securities of foreign issuers that are traded in U.S. markets.

Covered Call Strategy
On an ongoing and consistent basis, the portfolio managers intend to write (sell) covered call options on a substantial portion of the Fund’s long equity portfolio as a means of enhancing return. Call options are contracts that give the holder (buyer) of the option, in return for payment of a premium, the right, but not the obligation, to purchase from the writer of the option the security underlying the option at a specified exercise price prior to the expiration date. As the writer of a call option, the Fund receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price. If the option expires without being exercised, the Fund is not required to deliver the underlying security but retains the premium received.

The Fund generally writes covered call options that are out-of-the money to generate premium income for the Fund. A call option is out-of-the money if the exercise price is above the current market price for the underlying security.

More About Covered Call Options
For the right to purchase the underlying stock, the buyer of a call option pays a fee or “premium” to the Fund. The premium is paid at the time the option is purchased, and is not refundable to the buyer regardless of what happens to the stock price. Premiums received for writing various call options may decrease as a result of certain factors, such as a reduction in interest rates, a decline in stock market volumes or a decrease in the price volatility of the underlying securities on which the call options are written.

The buyer of the option may elect to exercise the option at the exercise price at any time before the option expires. The Fund is then obligated to deliver the shares at that price. Options are normally exercised if the market price of the stock exceeds the exercise price of the option.

If the market price of the stock does not exceed the exercise price, the call option will likely expire without being exercised. The Fund then keeps the premium. The Fund may continue to hold the underlying stock, write a new call or may sell the position.

In addition to writing covered call options, the Fund may also use certain derivatives transactions for hedging purposes or to seek total return. The portfolio managers currently intend to purchase put options on securities in the Fund’s portfolio and put options on securities indices.

12

Investment Summaries (continued)

The portfolio managers actively manage risk and adhere to a strong sell discipline.

The Fund is not expected to have annual portfolio turnover that exceeds 100%. Portfolio turnover rate does not, however, take into account short-term capital gains generated from premiums on the sale of call options. See “Covered Call Option Risk” below.

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved.

Risks. These principal investment risks apply to the Fund: covered call option, derivatives, manager, market and mid-cap company risks. See the next Section, “Principal Investment Risks,” for a more detailed discussion of these risks and other principal risks common to all Funds.

SECTOR FUND

ASTON/FORTIS REAL ESTATE FUND
(Formerly Aston/ABN AMRO Real Estate Fund)

INVESTMENT OBJECTIVE

The Fund seeks total return through a combination of growth and income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its assets in REITs and common stocks and other equity securities of U.S. and foreign companies principally engaged in the real estate sector. The portfolio managers do not invest the Fund’s assets in real estate directly. In selecting securities for the Fund, the portfolio managers analyze long-term trends in property types and geographic regions. The portfolio managers use a combination of a top-down and a bottom-up approach. The Fund is classified as non-diversified.

Top-down approach involves:

•	analyzing demographic and economic trends
•	reviewing the real estate cycle to identify favorable geographic regions and property types

Bottom-up approach involves researching individual companies, focusing on companies with:

•	revenues primarily derived from real estate related activities
•	a significant portion of revenues from rental income
•	management stake in performance
•	a strong balance sheet and/or consistent earnings
•	internal growth prospects
•	potential growth from acquisition or development
•	free cash flow

The Fund may invest in foreign securities (directly and through depositary receipts).

To manage risk, the portfolio managers employ a strategy of sector and position constraints, and adhere to a strong sell discipline.

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved.

Risks. These principal investment risks apply to the Fund: foreign securities, GARP style, liquidity, manager, market, non-diversification, REIT and sector concentration risks. See the next Section, “Principal Investment Risks,” for a more detailed discussion of these risks and other principal risks common to all Funds.

BALANCED FUNDS

ASTON/MONTAG & CALDWELL BALANCED FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term total return.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in a combination of equity, fixed income and short-term securities. Generally, between 50% and 70% of the Fund’s total assets will be invested in equity securities and at least 25% will be invested in fixed income securities to provide a stable flow of income. The portfolio allocation will vary based upon the portfolio manager’s assessment of the return potential of each asset class. For equity investments, the portfolio manager uses a bottom-up approach to stock selection and seeks high quality, well-established large-cap companies that the portfolio manager believes are growing their near-term earnings at an above average rate. The portfolio manager emphasizes valuation to find companies selling at a discount to their intrinsic value. These companies must pass an initial capitalization screen and:

•	have a strong history of earnings growth
•	are attractively priced, relative to the company’s potential for above average long-term earnings and revenue growth
•	have strong balance sheets
•	have a sustainable competitive advantage
•	are currently, or have the potential to become, industry leaders
•	have the potential to outperform during market downturns

The Fund may invest in foreign securities (directly and through depositary receipts).

When selecting equity securities, the portfolio manager limits sector and individual security exposure and adheres to a strong sell discipline in order to minimize risk.

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Investment Summaries (continued)

When selecting fixed income securities, the portfolio manager strives to maximize total return and minimize risk primarily through actively adjusting the portfolio’s duration and sector weightings. Emphasis is also placed on diversification and credit analysis.

The Fund will invest only in fixed income securities with an “A” or better rating. Investments will include:

•	U.S. government securities
•	corporate bonds
•	mortgage/asset-backed securities
•	money market securities and repurchase agreements

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved.

Risks. These principal investment risks apply to the Fund: credit, foreign securities, growth style, interest rate, liquidity, manager, market, prepayment and U.S. government agency securities risks. See the next Section, “Principal Investment Risks,” for a more detailed discussion of these risks and other principal risks common to all Funds.

ASTON BALANCED FUND

INVESTMENT OBJECTIVE

The Fund seeks growth of capital with current income by investing in a combination of equity and fixed income securities.

PRINCIPAL INVESTMENT STRATEGIES

The Fund retains two subadvisers dedicated to managing the equity and fixed income portions of the portfolio, respectively. The Adviser determines the allocation of assets between the equity and fixed income portions of the portfolio. The Adviser generally rebalances the portfolio quarterly and under normal circumstances, allocates between 50% and 70% of the Fund’s total assets in equity securities and at least 25% in fixed income securities.

For equity investments, the portfolio manager uses a bottom-up approach to stock selection and seeks high quality, well-established large-cap companies that the portfolio manager believes are growing their near-term earnings at an above average rate. The portfolio manager emphasizes valuation to find companies selling at a discount to their intrinsic value. These companies must pass an initial capitalization screen and:

•	have a strong history of earnings growth
•	are attractively priced, relative to the company’s potential for above average long-term earnings and revenue growth
•	have strong balance sheets
•	have a sustainable competitive advantage
•	are currently, or have the potential to become, industry leaders
•	have the potential to outperform during market downturns

The Fund may invest in foreign securities (directly and through depositary receipts).

When selecting equity securities, the portfolio manager limits sector and individual security exposure and adheres to a strong sell discipline in order to minimize risk.

With respect to fixed income securities, the Fund may invest in securities of the U.S. government and its agencies, corporate notes and bond, mortgage- and asset-backed securities and short-term money market instruments. The fixed income portfolio managers select securities based on various methods of quantitative and fundamental analysis and research. The fixed income portfolio managers seek to maintain an average weighted portfolio maturity of three to ten years. The fixed income portfolio managers emphasize investment grade fixed income securities but may invest in high yield securities.

The Fund may use futures, swaps and other derivatives for hedging purposes or to seek total return. Derivatives will consist primarily of futures contracts, interest rate swaps and credit default swaps. Derivatives will be used to hedge interest rate risk and credit risk. Derivatives may also be used to seek exposure to asset classes in which the Fund is authorized to invest. For example, derivatives may provide exposure to specific credits that are not available in the cash markets, or may provide more efficient access to such credits. Derivatives will not be used to seek exposure to asset classes that the Fund may not invest in directly. The net notional (or market exposure) of derivatives instruments will not exceed the net assets of the Fund. See “Additional Information Regarding Investment Strategies.”

The fixed income portfolio managers manage risk through ongoing monitoring of sector, quality and issuer exposures, and ongoing analysis of duration, convexity and maturity.

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in this Fund. There can be no assurance that the Fund’s investment objective will be achieved.

Risks. These principal investment risks apply to the Fund: below investment-grade (high yield) securities, call, credit, derivatives, foreign securities, growth style, interest rate, liquidity, manager, market, prepayment and U.S. government agency securities risks. See the next Section, “Principal Investment Risks,” for a more detailed discussion of these risks and other principal risks common to all Funds.

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Investment Summaries (continued)

FIXED INCOME FUND

ASTON/TCH FIXED INCOME FUND

INVESTMENT OBJECTIVE

The Fund seeks high current income consistent with prudent risk of capital.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its assets in bonds, primarily intermediate-term investment-grade fixed income securities. The Fund may invest in securities of the U.S. government and its agencies, corporate notes and bonds, mortgage- and asset-backed securities and short-term money market instruments. The portfolio managers select securities based on various methods of quantitative and fundamental analysis and research.

The portfolio managers seek to maintain an average weighted portfolio maturity of three to ten years. The portfolio managers emphasize investment grade fixed income securities, but may invest in high yield securities. The Fund may use futures, swaps and other derivatives for hedging purposes, to manage portfolio duration or to seek total return. Derivatives will consist primarily of futures contracts, interest rate swaps and credit default swaps. Derivatives will be used to hedge interest rate risk and credit risk. Derivatives may also be used to seek exposure to asset classes in which the Fund is authorized to invest. For example, derivatives may provide exposure to specific credits that are not available in the cash markets, or may provide more efficient access to such credits. Derivatives will not be used to seek exposure to asset classes that the Fund may not invest in directly. The net notional (or market exposure) of derivatives instruments will not exceed the net assets of the Fund. See “Additional Information Regarding Investment Strategies.”

The Fund may also invest in foreign securities.

The portfolio managers manage risk through ongoing monitoring of sector, quality and issuer exposures, and ongoing analysis of duration, convexity, and maturity.

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved.

Risks. These principal investment risks apply to the Fund: below investment grade (high yield) securities, call, credit, derivatives, foreign securities, interest rate, liquidity, manager, prepayment and U.S. government agency securities risks. See the next Section, “Principal Investment Risks,” for a more detailed discussion of these risks and other principal risks common to all Funds.

MONEY MARKET FUND

ASTON/FORTIS INVESTOR MONEY MARKET FUND
(Formerly Aston/ABN AMRO Investor Money Market Fund)

INVESTMENT OBJECTIVE

The Fund seeks as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests substantially all of its assets in high quality money market instruments issued by corporations, banks and the U.S. government or its agencies or instrumentalities and repurchase agreements involving these instruments. The Fund may also invest in U.S. dollar-denominated securities of foreign issuers. The dollar-weighted average maturity of the securities in the Fund is 90 days or less.

The portfolio manager:

•	structures the Fund’s portfolio based on interest rates, market conditions and liquidity needs
•	monitors the credit quality ratings of the Fund’s investments and may adjust the Fund’s average maturity in anticipation of changes in short-term interest rates
•	selects securities that:

◆	are denominated in U.S. dollars
◆	have high credit quality and minimal credit risk
◆	mature or reset in 397 days or less

PRINCIPAL RISKS OF INVESTING IN THIS FUND

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. (See “Participation in the U.S. Department of Treasury Temporary Guarantee Program” below). Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund’s yield will change as a result of movements in short-term interest rates and market conditions. There can be no assurance that the Fund’s investment objective will be achieved.

Risks. These principal investment risks apply to the Fund: credit, foreign securities, inflation, interest rate, liquidity, manager, market, sector concentration and U.S. government agency securities risks. See the next Section, “Principal Investment Risks,” for a more detailed discussion of these risks and other principal risks common to all Funds.

PARTICIPATION IN U.S. DEPARTMENT OF THE TREASURY TEMPORARY GUARANTEE PROGRAM

On October 3, 2008, the Board of Trustees of the Trust approved the Fund’s participation in U.S. Department of the Treasury’s

15

Investment Summaries (continued)

Temporary Guarantee Program (“Program”) for money market funds. The Program is designed to protect the net asset value of certain shares of a shareholder of record in the Fund at the close of business on September 19, 2008. The number of covered shares is the lesser of the number of shares owned on September 19, 2008 or the number of shares owned on the date when the payment is triggered (“Covered Shares”). Payment is triggered if the Fund’s net asset value falls below $0.995 and the Fund liquidates. Eligible shareholders will receive a payment from the Program in the amount of the shortfall between the Fund’s net asset value and $1.00 per share for each Covered Share. Shares which are not considered Covered Shares are not entitled to any payment under the Program. Guarantee payments under the Program will not exceed the amount available within the U.S. Department of the Treasury’s Exchange Stabilization Fund (“ESF”) on the date of payment. Currently, ESF assets are approximately $50 billion. The U.S. Department of Treasury and the Secretary of the Treasury have the authority to use assets from the ESF for purposes other than those of the Program.

The Program terminates on April 30, 2009, but may be extended by the Treasury Department up to September 18, 2009. If the Treasury Department extends the Program, the Board will consider whether to continue to participate.

The Fund will bear the expense of its participation in the Program. The fee for participation in the Program for the initial period and the period from December 19, 2008 to April 30, 2009 is 0.01% and 0.015%, respectively, of the NAV of a Participating Fund as of September 19, 2008.

16

Principal Investment Risks

RISKS THAT APPLY TO THE FUNDS

Below Investment Grade (High Yield) Securities Risk: Bonds and other fixed income securities are rated by national ratings agencies. These ratings generally assess the ability of the issuer to pay principal and interest. Issuers of securities that are rated below investment grade (i.e., Ba1/BB+ or lower) and their unrated equivalents are typically in poor financial health, and their ability to pay interest and principal is uncertain. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated or investment grade bonds and other fixed income securities.

Call Risk: Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increased likelihood of a call may reduce the security’s price. If a fixed income security is called, a fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Covered Call Option Risk: Investments in covered calls involve certain risks. These risks include:

•	By selling covered call options, a fund limits its opportunity to profit from an increase in the price of the underlying stock above the exercise price, but continues to bear the risk of a decline in the value of the underlying stock. While a fund receives a premium for writing the call option, the price the fund realizes from the sale of stock upon exercise of the option could be substantially below its current market price.

•	A liquid market may not exist for options held by a fund. If a fund is not able to close out an options transaction, the fund will not be able to sell the underlying security until the option expires or is exercised.

•	A fund’s investment strategy may also result in a lack of liquidity of the purchase and sale of portfolio securities. Because a fund generally will hold the stocks underlying the call options, the fund may be less likely to sell the stocks in its portfolio to take advantage of new investment opportunities.

•	Because a fund will have no control over the exercise of the call options, it may be forced to realize the capital gains or losses at inopportune times and it will not be able to control whether such gains or losses are short-term or long-term for federal income tax purposes.

If a fund generates premiums from its sale of call options, these premiums typically will result in short-term capital gains for federal income tax purposes. Distributions of net short-term capital gain are taxable to shareholders as ordinary income for federal income tax purposes. Transactions involving the disposition of a fund’s underlying securities (whether pursuant to the exercise of a call option or otherwise) will give rise to capital gains or losses. Because a fund will have no control over the exercise of the call options, it may be forced to realize capital gains or losses at inopportune times and it will not be able to control whether such gains or losses are short-term or long-term for federal income tax purposes. Such funds are not designed for investors seeking a tax efficient investment.

Credit Risk: Credit risk (also called default risk) is the risk that the issuer of a security will not be able to make principal and interest payments on a debt issue. The credit ratings of issuers could change and negatively affect a fund’s share price or yield.

When a Fund uses derivatives instruments to seek credit exposure to underlying issuers, it is subject to the credit risk of both the underlying issuer(s) and the counterparty (typically a broker or bank) to the instrument. When a Fund invests in asset-backed securities, mortgage-backed securities and CMOs, it is subject to the credit risks of the underlying assets that collateralize the instrument. Recent instability in the credit markets has resulted in increased delinquencies and credit losses on certain types of asset-backed and mortgage-backed securities.

Derivatives Risk: Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates, the risk that derivatives may not have the intended effects and may result in losses or missed opportunities, the risk that a fund will be unable to sell the derivative because of an illiquid secondary market, the risk that a counterparty is unwilling or unable to meet its obligations, and the risk that the derivative transaction could expose a fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to a fund. The use of derivatives by a fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

The use of certain derivatives provides exposure to the underlying credit market or other reference asset in excess of the cash investment of a fund. The use of derivatives can magnify gains and losses.

Emerging Market Risk: In addition to the general foreign securities risks, investing in emerging market countries is subject to a number of risks, including:

•	economic structures that are less diverse and mature than developed countries
•	less stable political systems and less developed legal systems
•	national policies that may restrict foreign investment
•	wide fluctuations in the value of investments
•	smaller securities markets making investments less liquid
•	special custody arrangements

Foreign Securities Risk: Investing in the securities of foreign issuers involves special risks and considerations not typically

17

Principal Investment Risks (continued)

associated with investing in U.S. companies. The securities of foreign companies may be less liquid and may fluctuate more widely than those traded in U.S. markets. Foreign companies and markets may also have less governmental supervision. There may be difficulty in enforcing contractual obligations and little public information about the companies. Trades typically take more time to settle and clear, and the cost of buying and selling foreign securities is generally higher than similar costs associated with U.S. traded securities.

•	Currency Risk: The value of the securities held by a fund may be affected by changes in exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of the holding increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in U.S. dollar terms.

•	Political/Economic Risk: Changes in economic, tax or foreign investment policies, or other political, governmental or economic actions can adversely affect the value of the securities in a fund.

•	Regulatory Risk: In foreign countries, accounting, auditing and financial reporting standards and other regulatory practices and requirements are generally different from those required for U.S. companies.

GARP Style Risk: GARP investing involves buying stocks that have a reasonable price/earnings ratio in relationship to a company’s earnings growth rate. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. During periods of growth stock underperformance, a fund’s performance may suffer.

Growth Style Risk: Growth investing involves buying stocks that have relatively high price-to-earnings ratios. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. During periods of growth stock underperformance, a fund’s performance may suffer.

Inflation Risk: Inflation risk is the risk that inflation may erode the real value of an investment in a fund.

Interest Rate Risk: If interest rates rise, bond prices will fall. The longer the maturity of a bond, the more sensitive a bond’s price will be to changes in interest rates. In other words, a long-term bond (30-year) will have greater price sensitivity than a short-term bond (2-year). Short-term and long-term bond prices and interest rates do not typically move the same amount or for the same reasons. Interest rate changes will impact high yield bonds in different ways depending on credit ratings. BB rated bonds are more vulnerable to prevailing rates and act more like their investment grade counterparts. For bonds rated B and below, credit risk is more significant than interest rate risk. Therefore, a fund that maintains a minimum B rating should anticipate higher interest rate risks but lower credit risks than a fund that invests in lower quality issuers.

Liquidity Risk: When there is no willing buyer and investments cannot be readily sold at the desired time or price, a fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect a fund’s value or prevent a fund from being able to take advantage of other investment opportunities. Recent instability in certain credit and fixed income markets has adversely affected and is expected to continue to affect the liquidity of certain asset classes of securities including, in particular, certain types of asset-backed, mortgage-backed and real-estate related securities. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility.

Manager Risk: The performance of a fund is dependent upon the investment adviser’s skill in selecting managers and the portfolio manager’s skill in making appropriate investments. As a result, a fund may underperform its benchmark or its peers.

Market Risk: A fund’s share price can move down in response to stock market conditions, changes in the economy or changes in a particular company’s stock price. An individual stock may decline in value even when the value of stocks in general is rising.

Mid-Cap Company Risk: Investments in mid-cap companies may entail greater risks than investments in larger, more established companies. Mid-cap companies generally have narrower product lines, more limited financial resources and a more limited trading market for their stocks compared with larger companies. As a result, their stock prices may experience greater volatility and may decline significantly in market downturns.

Non-Diversification Risk: A non-diversified fund may invest a larger percentage of its assets in a given security than a diversified fund. As a result, it may be more susceptible to a single adverse economic, political or regulatory occurrence affecting one or more issuers in which a large percentage of its assets is invested and may experience increased volatility due to its investments in those securities.

Portfolio Turnover Risk: Frequent trading of a fund’s securities may result in a higher than average level of capital gains, including short-term gains, and will result in greater transaction costs to a fund. High portfolio turnover may increase the level of short-term capital gains. To the extent distributions to shareholders are made from net short-term capital gains of a fund (i.e., net capital gain on securities held or treated as held by a fund for one year or less minus any net capital losses on securities held or treated as held by a fund for more than one year), the distributions will be taxed at ordinary income rates for federal income tax purposes, rather than at lower long-term capital gains rates. Greater transaction costs and higher expenses as a result of portfolio turnover can negatively impact a fund’s performance.

18

Principal Investment Risks (continued)

Prepayment Risk: Mortgage-backed securities carry prepayment risk. Prices and yields of mortgage-backed securities assume that the underlying mortgages will be paid off according to a preset schedule. If the underlying mortgages are paid off early, such as when homeowners refinance as interest rates decline, a fund may be forced to reinvest the proceeds in lower yielding, higher priced securities. This may reduce a fund’s total return.

REIT Risk: Securities of REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. Real estate is also affected by general economic conditions. When growth is slowing, demand for property decreases and prices may decline. Rising interest rates, which drive up mortgage and financing costs, can restrain construction and buying and selling activity, and may reduce the appeal of real estate investments. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and self-liquidations. A REIT’s return may be adversely affected when interest rates are high or rising. Distributions from REITs generally are taxed as ordinary income for federal income purposes. See “Dividends, Distributions and Taxes.”

Sector Concentration Risk: Investing in sector-specific funds may entail greater risks than investing in funds diversified across sectors. Because such a fund may invest in a limited number of industries within a sector, the fund may be subject to a greater level of market risk and its performance may be more volatile than a fund that does not concentrate its investments in a specific sector.

Small-Cap Company Risk: Investing in securities of small-cap companies may involve greater risks than investing in securities of larger, more established issuers. Small-cap companies generally have limited product lines, markets and financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. Also, small-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. As a result, their stock prices may experience greater volatility and may decline significantly in market downturns.

U.S. Government Agency Securities Risk:  Certain U.S. government agency securities are backed by the right of the issuer to borrow from the U.S. Treasury while others are supported only by the credit of the issuer or instrumentality. While the U.S. government may provide financial support to U.S. government-sponsored agencies or instrumentalities, such as various actions taken to stabilize the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation in 2008, no assurance can be given that it will always do so. Such securities are neither issued nor guaranteed by the U.S. Treasury.

Value Style Risk: Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Typically, their valuation levels are less than those of growth stocks. Because different types of stocks go out of favor with investors depending on market and economic conditions, a fund’s return may be adversely affected during a market downturn and when value stocks are out of favor.

RISKS THAT APPLY TO FUNDS THAT INVEST IN ETFs

Aggressive ETF Investment Technique Risk: Investing in ETFs that use investment techniques and financial instruments that may be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments expose a fund to potentially dramatic changes (losses) in the value of its portfolio holdings. Such techniques may include short sales or other techniques that are intended to provide inverse exposure to a particular market or other asset class.

Commodity ETF Risk: Investing in ETFs that invest long or short in the commodities market and investing in commodity linked instruments, such as exchange traded notes, may subject a fund to greater volatility than investments in traditional securities. Commodities include energy, metals, agricultural products, livestock and minerals. ETFs may buy certain commodities (such as gold) or may invest in commodity-linked derivative instruments. The value of commodities and commodity contracts are affected by a variety of factors, including global supply and demand, changes in interest rates, commodity index volatility, and factors affecting a particular industry or commodity, such as drought, floods, weather livestock disease, embargos, government regulation, tariffs and taxes, world events and economic, political and regulatory developments. A fund’s ability to invest in ETFs that invest in the commodities market and its ability to invest in commodity linked instruments may be significantly limited by the federal income tax rules applicable to regulated investment companies.

Credit ETF Risk: Credit risk (also called default risk) is the risk that the issuer of a security will not be able to make principal and interest payments on a debt issue. The credit ratings of issuers could change and negatively affect a Fund’s share price or yield. When underlying ETFs use derivatives instruments to seek credit exposure to underlying issuers, it is subject to the credit risk of both the underlying issuer(s) and the counterparty (typically a broker or bank) to the instrument. When underlying ETFs invest in asset-backed securities, mortgage-backed securities and CMOs, the ETF is subject to the credit risks of the underlying assets that collateralize the instrument. Recent instability in the credit markets has resulted in increased delinquencies and credit losses on certain asset-backed and mortgage-backed securities.

19

Principal Investment Risks (continued)

Equity ETF Risk:
• Market Risk. Overall stock market risks affect the value of ETFs, and thus the share price of a fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

• Small and Mid-Cap Company Risk. Investing in ETFs that own securities of small and mid-cap companies may involve greater risks than investing in securities of larger, more established issuers. Small and mid-cap companies generally have limited product lines, markets and financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. Also, small and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. As a result, their stock prices may experience greater volatility and may decline significantly in market downturns.

• Foreign Securities Risk. Investing in ETFs that invest in foreign issuers involves risks not associated with U.S. investments, including settlement risks, currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks.

• Emerging Market Risk. A fund may invest in ETFs that invest in issuers located in emerging markets. Emerging market countries may have relatively unstable governments, less diverse economies and less liquid securities markets. Companies in emerging markets are often smaller, less seasoned and more recently organized.

Fixed Income ETF Risk: Investing in ETFs that own fixed income securities subject a fund to additional risks, which include credit risk, interest risk, maturity risk, investment grade securities risk, municipal securities risk and prepayment risk. These risks could affect the value of a particular investment by a fund, possibly causing the fund’s share price and total return to be reduced and fluctuate more than other types of investments. Additional information about fixed income risks can be found in the SAI.

Fund-of-Funds Structure Risk: Your cost of investing in a fund that invests in ETFs will be higher than the cost of investing directly in the underlying ETFs and may be higher than mutual funds that invest directly in stocks and bonds. Shareholders of a Fund bear their proportionate share of an ETF’s fees and expenses as well as their share of the Fund’s fees and expenses. Also, the fund may be prevented from fully allocating assets to an ETF due to fund-of-funds investment limitations. The risks of investing in ETFs typically reflect the risks of the types of securities in which the ETFs invest.

Tracking Risk: ETFs in which a fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, ETFs in which a fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by ETFs may, from time to time, temporarily be unavailable, which may further impede an ETFs’ ability to track their applicable indices.

Trading Discount Risk: The market value of ETF shares may differ from net asset value. This difference in price may be due to the fact that ETF shares supply and demand is not always identical to supply and demand for an ETF’s underlying basket of securities. At times, an ETF’s shares may trade at a premium or discount to its net asset value.

20

Principal Investment Risks (continued)

RISK SUMMARY

The following chart compares the principal risks of investing in each Aston Fund. More information about the risks associated with investing in Aston Funds can also be found in the SAI.

21

Fund Performance

ASTON/MONTAG & CALDWELL GROWTH FUND

FUND PERFORMANCE

The bar chart shows how the Fund’s performance has varied from year-to-year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Calendar Year Total Return

Best quarter:	12/99	17.71%
Worst quarter:	12/08	(20.35)%

The following table indicates how the Fund’s average annual returns for different calendar periods compared to the returns of a broad-based securities market index. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

Average Annual Total Return
(For the periods ended December 31, 2008)

	1 Year	5 Years	10 Years

Aston/Montag & Caldwell Growth Fund:(a)
Return Before Taxes	(32.64)%	(0.68)%	(1.50)%
Return After Taxes on Distributions	(33.02)%	(1.27)%	(2.15)%
Return After Taxes on Distributions and Sale of Fund Shares	(20.74)%	(0.45)%	(1.23)%

Russell 1000 Growth Index(b)	(38.44)%	(3.42)%	(4.27)%

(a)Performance reflects expense limitations that were in effect during one or more of the periods presented. If expense limitations had not been in place, the Fund’s performance would have been reduced.

(b)Reflects no deduction for taxes, expenses or fees.

ASTON/VEREDUS SELECT GROWTH FUND

FUND PERFORMANCE

The bar chart shows how the Fund’s performance has varied from year-to-year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Calendar Year Total Return

Best quarter:	6/03	17.21%
Worst quarter:	12/08	(25.56)%

The following table indicates how the Fund’s average annual returns for different calendar periods compared to the returns of a broad-based securities market index. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

Average Annual Total Return
(For the periods ended December 31, 2008)

			Since
	1 Year	5 Years	Inception(a)

Aston/Veredus Select Growth Fund:(b)
Return Before Taxes	(45.09)%	(1.63)%	(1.48)%
Return After Taxes on Distributions	(45.09)%	(2.56)%	(2.14)%
Return After Taxes on Distributions and Sale of Fund Shares	(29.31)%	(1.60)%	(1.41)%

Russell 1000 Growth Index(c)	(38.44)%	(3.42)%	(3.38)%

(a)Fund’s inception: December 31, 2001. Index data computed from December 31, 2001.

(b)Performance reflects expense limitations that were in effect during one or more of the periods presented. If expense limitations had not been in place, the Fund’s performance would have been reduced.

(c)Reflects no deduction for taxes, expenses or fees.

After-tax returns are calculated using the highest historical marginal individual federal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Tax on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

22

Fund Performance (continued)

ASTON GROWTH FUND
(Formerly Aston/ABN AMRO Growth Fund)

FUND PERFORMANCE

The bar chart shows how the Fund’s performance has varied from year-to-year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Calendar Year Total Return*

Best quarter:	12/01	16.27%
Worst quarter:	12/08	(20	.26)%

The following table indicates how the Fund’s average annual returns for different calendar periods compared to the returns of a broad-based securities market index. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

Average Annual Total Return*
(For the periods ended December 31, 2008)

	1 Year	5 Years	10 Years

Aston Growth Fund:(a)
Return Before Taxes	(32.65)%	(4.98)%	(1.84)%
Return After Taxes on Distributions	(32.67)%	(6.27)%	(2.86)%
Return After Taxes on Distributions and Sale of Fund Shares	(21.19)%	(3.75)%	(1.33)%

Russell 1000 Growth Index(b)	(38.44)%	(3.42)%	(4.27)%

(a)Performance reflects expense limitations that were in effect during one or more of the periods presented. If expense limitations had not been in place, the Fund’s performance would have been reduced.

(b)Reflects no deduction for taxes, expenses or fees.

*Montag & Caldwell, Inc. became the subadviser as of January 1, 2008. Performance prior to that date reflects the performance of a previous subadviser.

ASTON/OPTIMUM LARGE CAP OPPORTUNITY FUND

FUND PERFORMANCE

The bar chart shows the Fund’s performance has varied from year-to-year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Calendar Year Total Return

Best quarter:	06/07	11.47%
Worst quarter:	12/08	(28	.89)%

The following table indicates how the Fund’s average annual returns for different calendar periods compared to the returns of a broad-based securities market index. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

Average Annual Total Return
(For the periods ended December 31, 2008)

		Since
	1 Year	Inception(a)

Aston/Optimum Large Cap Opportunity Fund:(b)
Return Before Taxes	(46.77)%	(20.18)%
Return After Taxes on Distributions	(46.77)%	(20.19)%
Return After Taxes on Distributions and Sale of Fund Shares	(30.40)%	(16.84)%

S&P 500 Index(c)	(36.99)%	(18.47)%

(a)Fund’s inception: December 28, 2006. Index data computed from December 31, 2006.

(b)Performance reflects expense limitations that were in effect during the periods presented. If expense limitations had not been in place, the Fund’s performance would have been reduced.

(c)Reflects no deduction for taxes, expenses or fees.

After-tax returns are calculated using the highest historical marginal individual federal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Tax on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

23

Fund Performance (continued)

ASTON VALUE FUND

FUND PERFORMANCE

The bar chart shows how the Fund’s performance has varied from year-to-year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance. The Common share class and Investor share class of Aston Value Fund were reorganized into Class N shares of the Fund on September 27, 2001, and the Fund adopted the name of its predecessor. Performance figures shown below include the performance of the Common share class of the predecessor fund.

Calendar Year Total Return

Best quarter:	06/03	14.52%
Worst quarter:	12/08	(19	.32)%

The following table indicates how the Fund’s average annual returns for different calendar periods compared to the returns of a broad-based securities market index. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

Average Annual Total Return
(For the periods ended December 31, 2008)

	1 Year	5 Years	10 Years

Aston Value Fund:(a)
Return Before Taxes	(34.65)%	0.93%	0.90%
Return After Taxes on Distributions	(36.16)%	(0.16)%	(0.18)%
Return After Taxes on Distributions and Sale of Fund Shares	(20.54)%	0.99%	0.63%

Russell 1000 Value Index(b)	(36.85)%	(0.79)%	1.36%

(a)Performance reflects expense limitations that were in effect during one or more of the periods presented. If expense limitations had not been in place, the Fund’s performance would have been reduced.

(b)Reflects no deduction for taxes, expenses or fees.

ASTON/TAMRO ALL CAP FUND

FUND PERFORMANCE

The bar chart shows how the Fund’s performance has varied from year-to-year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Calendar Year Total Return

Best quarter:	6/03	19.96%
Worst quarter:	12/08	(23	.58)%

The following table indicates how the Fund’s average annual returns for different calendar periods compared to the returns of broad-based securities market index. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

Average Annual Total Return
(For the period ended December 31, 2008)

			Since
	1 Year	5 Years	Inception(a)

Aston/TAMRO All Cap Fund:(b)(c)
Return Before Taxes	(37.12)%	(1.97)%	0.14%
Return After Taxes on Distributions	(37.16)%	(2.65)%	(0.36)%
Return After Taxes on Distributions and Sale of Fund Shares	(24.07)%	(1.41)%	0.24%

Russell 3000 Index(d)	(37.31)%	(1.95)%	(2.15)%

(a)Fund’s inception: November 30, 2000. Index data computed from November 30, 2000.

(b)As of January 1, 2008, the Fund changed its name from Aston/TAMRO Large Cap Value Fund to Aston/TAMRO All Cap Fund. Performance prior to that time reflects the Fund’s former strategy of emphasizing large cap value stocks and the performance may have differed if the current strategy was in place.

(c)Performance reflects expense limitations that were in effect during the periods presented. If expense limitations had not been in place, the Fund’s performance would have been reduced.

(d)Reflects no deduction for taxes, expenses or fees.

After-tax returns are calculated using the highest historical marginal individual federal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Tax on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

24

Fund Performance (continued)

ASTON/RIVER ROAD DIVIDEND ALL CAP VALUE FUND
(Formerly Aston/River Road Dynamic Equity Income Fund)

FUND PERFORMANCE

The bar chart shows how the Fund’s performance has varied from year-to-year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Calendar Year Total Return

Best quarter:	12/06	8.18%
Worst quarter:	12/08	(19	.54)%

The following table indicates how the Fund’s average annual returns for different calendar periods compared to the returns of a broad-based securities market index. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

Average Annual Total Return
(For the periods ended December 31, 2008)

		Since
	1 Year	Inception(a)

Aston/River Road Dividend All Cap Value Fund:(b)(c)
Return Before Taxes	(28.65)%	(1.84)%
Return After Taxes on Distributions	(28.97)%	(2.84)%
Return After Taxes on Distributions and Sale of Fund Shares	(18.05)%	(1.57)%

Russell 3000 Value Index(d)	(36.25)%	(5.80)%

(a)Fund’s inception: June 28, 2005. Index data computed from June 30, 2005.

(b)Effective September 30, 2008, the Fund changed its name from Aston/River Road Dynamic Equity Income Fund to Aston/River Road Dividend All Cap Fund. There was no change in the Fund’s investment objective, investment policies or portfolio management team.

(c)Performance reflects expense limitations that were in effect during the periods presented. If expense limitations had not been in place, the Fund’s performance would have been reduced.

(d)Reflects no deduction for taxes, expenses or fees.

ASTON/OPTIMUM MID CAP FUND

FUND PERFORMANCE

The bar chart shows how the Fund’s performance has varied from year-to-year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Calendar Year Total Return*

Best quarter:	6/03	30.10%
Worst quarter:	12/08	(29	.83)%

The following table indicates how the Fund’s average annual returns for different calendar periods compared to the returns of a broad-based securities market index. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

Average Annual Total Return*
(For the periods ended December 31, 2008)

	1 Year	5 Years	10 Years

Aston/Optimum Mid Cap:(a)
Return Before Taxes	(42.86)%	(1.24)%	6.04%
Return After Taxes on Distributions	(43.10)%	(1.92)%	5.16%
Return After Taxes on Distributions and Sale of Fund Shares	(27.56)%	(0.79)%	5.20%

S&P MidCap 400 Index(b)	(36.23)%	(0.08)%	4.46%

(a)Performance reflects expense limitations that were in effect during one or more of the periods presented. If expense limitations had not been in place, the Fund’s performance would have been reduced.

(b)Reflects no deduction for taxes, expenses or fees.

*Optimum Investment Advisors, LLC became the subadviser in October 2003. Performance prior to that date reflects the performance of a previous subadviser. However, the Fund’s portfolio manager has not changed.

After-tax returns are calculated using the highest historical marginal individual federal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Tax on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

25

Fund Performance (continued)

ASTON/MONTAG & CALDWELL MID CAP GROWTH FUND

 FUND PERFORMANCE

The bar chart shows the Fund’s performance for the period shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Calendar Year Total Return

Best quarter:	6/08	2.27%
Worst quarter:	12/08	(31	.59)%

The following table indicates how the Fund’s average annual return for the calendar period compared to the returns of a broad-based securities market index. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

Average Annual Total Return
(For the periods ended December 31, 2008)

		Since
	1 Year	Inception(a)

Aston/Montag & Caldwell Mid Cap Growth Fund:(b)
Return Before Taxes	(45.81)%	(41.37)%
Return After Taxes on Distributions	(45.81)%	(41.37)%
Return After Taxes on Distributions and Sale of Fund Shares	(29.78)%	(34.92)%

Russell Midcap Growth Index(c)	(44.32)%	(41.62)%

(a)Fund’s inception: November 2, 2007. Index data computed from October 31, 2007.

(b)Performance reflects expense limitations that were in effect during the periods presented. If expense limitations had not been in place, the Fund’s performance would have been reduced.

(c)Reflects no deduction for taxes, expenses or fees.

ASTON/CARDINAL MID CAP VALUE FUND

FUND PERFORMANCE

The bar chart shows the Fund’s performance for the period shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Calendar Year Total Return

Best quarter:	6/08	(6	.35)%
Worst quarter:	12/08	(23	.86)%

The following table indicates how the Fund’s average annual return for the calendar period compared to the returns of a broad-based securities market index. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

Average Annual Total Return
(For the periods ended December 31, 2008)

		Since
	1 Year	Inception(a)

Aston/Cardinal Mid Cap Value Fund:(b)
Return Before Taxes	(36.75)%	(34.67)%
Return After Taxes on Distributions	(36.86)%	(34.77)%
Return After Taxes on Distributions and Sale of Fund Shares	(23.75)%	(29.31)%

Russell Midcap Value Index(c)	(38.44)%	(37.62)%

(a)Fund’s inception: November 2, 2007. Index data computed from October 31, 2007.

(b)Performance reflects expense limitations that were in effect during the periods presented. If expense limitations had not been in place, the Fund’s performance would have been reduced.

(c)Reflects no deduction for taxes, expenses or fees.

After-tax returns are calculated using the highest historical marginal individual federal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Tax on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

26

Fund Performance (continued)

ASTON/RIVER ROAD SMALL-MID CAP FUND

FUND PERFORMANCE

The bar chart shows the Fund’s performance for the period shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Calendar Year Total Return

Best quarter:	6/08	3.38%
Worst quarter:	12/08	(22	.40)%

The following table indicates how the Fund’s average annual return for the calendar period compared to the returns of a broad-based securities market index. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

Average Annual Total Return
(For the periods ended December 31, 2008)

		Since
	1 Year	Inception(a)

Aston/River Road Small-Mid Cap Fund:(b)
Return Before Taxes	(27.31)%	(19.81)%
Return After Taxes on Distributions	(27.33)%	(19.82)%
Return After Taxes on Distributions and Sale of Fund Shares	(17.73)%	(16.61)%

Russell 2500 Value Index(c)	(31.99)%	(24.48)%

(a)Fund’s inception: March 29, 2007. Index data computed from March 31, 2007.

(b)Performance reflects expense limitations that were in effect during the periods presented. If expense limitations had not been in place, the Fund’s performance would have been reduced.

(c)Reflects no deduction for taxes, expenses or fees.

ASTON/VEREDUS AGGRESSIVE GROWTH FUND

FUND PERFORMANCE

The bar chart shows how the Fund’s performance has varied from year-to-year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Calendar Year Total Return

Best quarter:	12/99	44.67%
Worst quarter:	12/08	(26	.00)%

The following table indicates how the Fund’s average annual returns for different calendar periods compared to the returns of a broad-based securities market index. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

Average Annual Total Return
(For the periods ended December 31, 2008)

	1 Year	5 Years	10 Years

Aston/Veredus Aggressive Growth Fund:(a)
Return Before Taxes	(45.37)%	(5.89)%	3.70%
Return After Taxes on Distributions	(45.43)%	(7.36)%	1.85%
Return After Taxes on Distributions and Sale of Fund Shares	(29.43)%	(4.74)%	2.79%

Russell 2000 Growth Index(b)	(38.54)%	(2.35)%	(0.76)%

(a)Performance reflects expense limitations that were in effect during one or more of the periods presented. If expense limitations had not been in place, the Fund’s performance would have been reduced.

(b)Reflects no deduction for taxes, expenses or fees.

After-tax returns are calculated using the highest historical marginal individual federal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Tax on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

27

Fund Performance (continued)

ASTON/TAMRO SMALL CAP FUND

FUND PERFORMANCE

The bar chart shows how the Fund’s performance has varied from year-to-year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Calendar Year Total Return

Best quarter:	6/03	25.28%
Worst quarter:	12/08	(25	.91)%

The following table indicates how the Fund’s average annual returns for different calendar periods compared to the returns of a broad-based securities market index. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

Average Annual Total Return
(For the periods ended December 31, 2008)

			Since
	1 Year	5 Years	Inception(a)

Aston/TAMRO Small Cap Fund:(b)
Return Before Taxes	(33.19)%	(0.38)%	6.76%
Return After Taxes on Distributions	(33.19)%	(0.93)%	5.93%
Return After Taxes on Distributions and Sale of Fund Shares	(21.57)%	(0.24)%	5.77%

Russell 2000 Index(c)	(33.79)%	(0.93)%	2.73%

(a)Fund’s inception: November 30, 2000. Index data computed from November 30, 2000.

(b)Performance reflects expense limitations that were in effect during one or more of the periods presented. If expense limitations had not been in place, the Fund’s performance would have been reduced.

(c)Reflects no deduction for taxes, expenses or fees.

ASTON/RIVER ROAD SMALL CAP VALUE FUND

FUND PERFORMANCE

The bar chart shows how the Fund’s performance has varied from year-to-year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Calendar Year Total Return

Best quarter:	3/06	10.91%
Worst quarter:	12/08	(22	.89)%

The following table indicates the Fund’s average annual returns for different calendar periods compared to the returns of a broad-based securities market index. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

Average Annual Total Return
(For the periods ended December 31, 2008)

		Since
	1 Year	Inception(a)

Aston/River Road Small Cap Value Fund:(b)
Return Before Taxes	(30.23)%	(1.85)%
Return After Taxes on Distributions	(30.24)%	(2.24)%
Return After Taxes on Distributions and Sale of Fund Shares	(19.64)%	(1.65)%

Russell 2000 Value Index(c)	(28.92)%	(5.45)%

(a)Fund’s inception: June 28, 2005. Index data computed from June 30, 2005.

(b)Performance reflects expense limitations that were in effect during one or more of the periods presented. If expense limitations had not been in place, the Fund’s performance would have been reduced.

(c)Reflects no deduction for taxes, expenses or fees.

After-tax returns are calculated using the highest historical marginal individual federal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Tax on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

28

Fund Performance (continued)

ASTON/NEPTUNE INTERNATIONAL FUND

FUND PERFORMANCE

The bar chart shows the performance of Class I shares of the Fund for the period shown. The returns shown are for Class I shares that are not offered in this prospectus. Class N shares are new and do not yet have a calendar year of operations. Class I shares and Class N shares are invested in the same portfolio of securities, so the annual returns would differ only to the extent that Class I shares and Class N shares do not have the same expenses. The annual returns of the Class N shares would be lower than the returns of the Class I shares, due to distribution fees paid by Class N shares. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Calendar Year Total Return

Best quarter:	6/08	4.85%
Worst quarter:	9/08	(30	.22)%

The following table indicates how the Fund’s average annual return of Class I shares of the Fund for the calender period compared to the returns of a broad-based securities market index. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

Average Annual Total Return
(For the period ended December 31, 2008)

		Since
	1 Year	Inception(a)

Aston/Neptune International Fund — Class I:(b)
Return Before Taxes	(52.96)%	(34.23)%
Return After Taxes on Distributions	(53.02)%	(34.47)%
Return After Taxes on Distributions and Sale of Fund Shares	(34.35)%	(28.71)%

MSCI EAFE and Emerging Markets Index(c)	(45.52)%	(33.07)%

(a)Inception of Class I shares: August 6, 2007. Index data computed from July 31, 2007.

(b)Performance reflects expense limitations that were in effect during the periods presented. If expense limitations had not been in place, the Fund’s performance would have been reduced.

(c)Reflects no deduction for taxes, expenses or fees.

ASTON/FORTIS GLOBAL REAL ESTATE FUND
(Formerly Aston/ABN AMRO Global Real Estate Fund)

FUND PERFORMANCE

The bar chart shows the Fund’s performance for the period shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Calendar Year Total Return

Best quarter:	3/08	(3.61)%
Worst quarter:	12/08	(33.80)%

The following table indicates how the Fund’s average annual return for the calendar period compared to the returns of a broad-based securities market index. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

Average Annual Total Return
(For the periods ended December 31, 2008)

		Since
	1 Year	Inception(a)

Aston/Fortis Global Real Estate Fund:(b)
Return Before Taxes	(48.40)%	(39.04)%
Return After Taxes on Distributions	(48.53)%	(39.44)%
Return After Taxes on Distributions and Sale of Fund Shares	(31.29)%	(32.70)%

Global Property Research 250 Net Index(c)	(46.90)%	(37.36)%

(a)Fund’s inception: August 3, 2007. Index data computed from July 31, 2007.

(b)Performance reflects expense limitations that were in effect during the periods presented. If expense limitations had not been in place, the Fund’s performance would have been reduced.

(c)Reflects no deduction for taxes, expenses or fees.

After-tax returns are calculated using the highest historical marginal individual federal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Tax on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

29

Fund Performance (continued)

ASTON/SMART PORTFOLIOS FUND
(Formerly Aston/Smart Allocation ETF Fund)

FUND PERFORMANCE

The Fund is new and does not have a full calendar year of operations. Performance information was included in the Fund’s annual report dated October 31, 2008.

ASTON/NEW CENTURY ABSOLUTE RETURN ETF FUND

FUND PERFORMANCE

The Fund is new and does not have a full calendar year of operations. Performance information was included in the Fund’s annual report dated October 31, 2008.

After-tax returns are calculated using the highest historical marginal individual federal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Tax on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

30

Fund Performance (continued)

ASTON/MB ENHANCED EQUITY INCOME FUND

FUND PERFORMANCE

The Fund is new and does not have a full calendar year of operations. Performance information was included in the Fund’s annual report dated October 31, 2008.

ASTON/FORTIS REAL ESTATE FUND
(Formerly Aston/ABN AMRO Real Estate Fund)

FUND PERFORMANCE

The bar chart shows how the Fund’s performance has varied from year-to-year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance. The Common share class and Investor share class of Aston/Fortis Real Estate Fund were reorganized into Class N shares of the Fund on September 27, 2001, and the Fund adopted the name of its predecessor. Performance figures shown below include the performance of the Common share class of the predecessor fund.

Calendar Year Total Return

Best quarter:	12/04	16.96%
Worst quarter:	12/08	(39	.07)%

The following table indicates how the Fund’s average annual returns for different calendar periods compared to the returns of a broad-based securities market index. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

Average Annual Total Return
(For the periods ended December 31, 2008)

	1 Year	5 Years	10 Years

Aston/Fortis Real Estate Fund:(a)
Return Before Taxes	(41.88)%	(0.72)%	6.27%
Return After Taxes on Distributions	(42.55)%	(3.51)%	3.84%
Return After Taxes on Distributions and Sale of Fund Shares	(27.18)%	0.10%	5.28%

MSCI US REIT Index(b)	(37.97)%	0.67%	5.23%

(a)Performance reflects expense limitations that were in effect during one or more of the periods presented. If expense limitations had not been in place, the Fund’s performance would have been reduced.

(b)Reflects no deduction for taxes, expenses or fees.

After-tax returns are calculated using the highest historical marginal individual federal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Tax on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

31

Fund Performance (continued)

ASTON/MONTAG & CALDWELL BALANCED FUND

FUND PERFORMANCE

The bar chart shows how the Fund’s performance has varied from year-to-year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Calendar Year Total Return

Best quarter:	12/99	10.77%
Worst quarter:	12/08	(10	.36)%

The following table indicates how the Fund’s average annual returns for different calendar periods compared to the returns of broad-based securities market indices. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

Average Annual Total Return
(For the periods ended December 31, 2008)

	1 Year		5 Years		10 Years

Aston/Montag & Caldwell Balanced Fund:(a)
Return Before Taxes	(19	.40)%	1.02%		0.85%
Return After Taxes on Distributions	(19	.64)%	0.67%		0.20%
Return After Taxes on Distributions and Sale of Fund Shares	(12	.45)%	0.75%		0.44%

S&P 500 Index(b)	(36	.99)%	(2	.19)%	(1	.38)%

Barclays Capital U.S. Government Credit Bond Index(b)	5.70%		4.64%		5.64%

60% S&P 500 Index/40% Barclays Capital U.S. Government Credit Bond Index(b)	(21	.91)%	0.72%		1.71%

(a)Performance reflects expense limitations that were in effect during one or more of the periods presented. If expense limitations had not been in place, the Fund’s performance would have been reduced.

(b)Reflects no deduction for taxes, expenses or fees.

ASTON BALANCED FUND

FUND PERFORMANCE

The bar chart shows how the Fund’s performance has varied from year-to-year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Calendar Year Total Return*

Best quarter:	12/01	9.29%
Worst quarter:	12/08	(11	.60)%

The following table indicates how the Fund’s average annual returns for different calendar periods compared to the returns of broad-based securities market indices. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

Average Annual Total Return*
(For the periods ended December 31, 2008)

	1 Year		5 Years		10 Years

Aston Balanced Fund:(a)
Return Before Taxes	(22	.87)%	(2	.09)%	0.46%
Return After Taxes on Distributions	(23	.12)%	(4	.40)%	(1	.36)%
Return After Taxes on Distributions and Sale of Fund Shares	(14	.69)%	(1	.68)%	0.17%

S&P 500 Index(b)	(36	.99)%	(2	.19)%	(1	.38)%

Barclays Capital U.S. Aggregate Bond Index(b)	5.24%		4.65%		5.63%

60% S&P 500 Index/40% Barclays Capital U.S. Aggregate Bond Index(b)	(22	.07)%	0.71%		1.68%

(a)Performance reflects expense limitations that were in effect during one or more of the periods presented. If expense limitations had not been in place, the Fund’s performance would have been reduced.

(b)Reflects no deduction for taxes, expenses or fees.

*The Fund adopted a multi-manager structure as of December 1, 2006. Taplin, Canida & Habacht, LLC has managed the fixed income portion of the portfolio since December 1, 2006. As of January 1, 2008, Montag & Caldwell, Inc. manages the equity component of the portfolio. Performance from December 1, 2006 through December 31, 2007 reflects the performance of the previous subadviser of the equity component of the portfolio. The performance of the Fund prior to December 1, 2006 and January 1, 2008 may have been different if the current multi-manager structure had been in place.

After-tax returns are calculated using the highest historical marginal individual federal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Tax on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

32

Fund Performance (continued)

ASTON/TCH FIXED INCOME FUND

FUND PERFORMANCE

The bar chart shows how the Fund’s performance has varied from year-to-year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Calendar Year Total Return*

Best quarter:	9/01	4.09%
Worst quarter:	9/08	(4	.95)%

The following table indicates how the Fund’s average annual returns for different calendar periods compared to the returns of a broad-based securities market index. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

Average Annual Total Return*
(For the periods ended December 31, 2008)

	1 Year		5 Years	10 Years

Aston/TCH Fixed Income Fund:(a)
Return Before Taxes	(1	.73)%	2.91%	4.26%
Return After Taxes on Distributions	(3	.49)%	1.12%	2.21%
Return After Taxes on Distributions and Sale of Fund Shares	(1	.11)%	1.44%	2.39%

Barclays Capital U.S. Aggregate Bond Index(b)	5.24%		4.65%	5.63%

(a)Performance reflects expense limitations that were in effect during one or more of the periods presented. If expense limitations had not been in place, the Fund’s performance would have been reduced.

(b)Reflects no deduction for taxes, expenses or fees.

*Taplin, Canida & Habacht, LLC became the subadviser as of December 1, 2006. Performance prior to that date reflects the performance of a previous investment adviser.

ASTON/FORTIS INVESTOR MONEY MARKET FUND
(Formerly Aston/ABN AMRO Investor Money Market Fund)

FUND PERFORMANCE

The bar chart shows how the Fund’s performance has varied from year-to-year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Calendar Year Total Return

Best quarter:	12/00	1.56%
Worst quarter:	12/08	0.08%

The following table indicates how the Fund’s average annual returns for different calendar periods compared to the returns of the iMoneyNet First Tier Retail Average. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

Average Annual Total Return
(For the periods ended December 31, 2008)

	1 Year	5 Years	10 Years

Aston/Fortis Investor Money Market Fund:(a)	1.62%	2.84%	3.05%

iMoneyNet First Tier Retail Average	2.14%	2.81%	2.95%

(a)Performance reflects expense limitations that were in effect during one or more of the periods presented. If expense limitations had not been in place, the Fund’s performance would have been reduced.

To obtain the Fund’s current yield, please call 800 992-8151 or visit our Web site at www.astonfunds.com.

After-tax returns are calculated using the highest historical marginal individual federal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Tax on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

33

Fund Expenses

As an investor in the Funds, you pay certain indirect fees and expenses, which are described in the table below.

Shareholder Fees
As a benefit of investing in Class N shares of Aston Funds, you do not incur any sales loads or exchange fees and generally no redemption fees. However, a redemption fee of 2.00% of the amount redeemed is charged on redemptions within 90 days of purchase to shareholders of Aston/Fortis Real Estate Fund, Aston/Neptune International Fund and Aston/Fortis Global Real Estate Fund unless an exception is available. See “Redemption Fees” in the “Shareholder Information” Section for more details.

Annual Fund Operating Expenses
Operating expenses are the normal costs of operating any mutual fund. These expenses are not charged directly to investors. They are paid from a Fund’s assets and are expressed as an expense ratio, which is a percentage of average daily net assets.

					Acquired	Total			Net
	Management	Distribution	Other		Fund Fees	Expense		Fee	Expense
Fund	Fees	(12b-1) fees	Expenses		and Expenses	Ratio		Waivers	Ratio

Aston/Montag & Caldwell Growth(a)	0.69%	0.25%	0.14%		—%	1.08%		—%	1.08%
Aston/Veredus Select Growth(a)	0.80	0.25	0.29		0.02	1.36	(d)(e)	(0.04)	1.32	(b)(e)
Aston Growth(a)	0.70	0.25	0.19		—	1.14	(e)	—	1.14	(e)(f)
Aston/Optimum Large Cap Opportunity	0.80	0.25	0.82		0.01	1.88	(d)(e)	(0.65)	1.23	(b)(e)(f)
Aston Value(a)	0.80	0.25	0.13		—	1.18		—	1.18	(h)
Aston/TAMRO All Cap	0.80	0.25	0.83		—	1.88		(0.68)	1.20	(b)
Aston/River Road Dividend All Cap Value(a)	0.70	0.25	0.40		0.06	1.41	(d)(e)	(0.05)	1.36	(b)(e)
Aston/Optimum Mid Cap(a)	0.73	0.25	0.18		—	1.16		—	1.16
Aston/Montag & Caldwell Mid Cap Growth	0.85	0.25	3.21	(c)	0.01	4.32	(d)(e)	(2.91)	1.41	(b)(e)
Aston/Cardinal Mid Cap Value	0.90	0.25	6.60	(c)	0.01	7.76	(d)(e)	(6.35)	1.41	(b)(e)
Aston/River Road Small-Mid Cap(a)	1.00	0.25	0.28	(c)	0.02	1.55	(d)(e)	(0.03)	1.52	(b)(e)
Aston/Veredus Aggressive Growth(a)	1.00	0.25	0.30		0.01	1.56	(d)(e)	(0.06)	1.50	(b)(e)
Aston/TAMRO Small Cap(a)	0.90	0.25	0.17		0.02	1.34	(d)(e)	—	1.34	(e)
Aston/River Road Small Cap Value(a)	0.90	0.25	0.30		0.02	1.47	(d)(e)	—	1.47	(e)
Aston/Neptune International(a)	1.00	0.25	1.55	(c)	0.03	2.83	(d)(e)	(1.53)	1.30	(b)(e)
Aston/Fortis Global Real Estate	1.00	0.25	0.82	(c)	0.01	2.08	(d)(e)	(0.57)	1.51	(b)(e)
Aston/Smart Portfolios	0.80	0.25	2.53	(c)	0.21	3.79	(d)(e)	(2.28)	1.51	(b)(e)(f)
Aston/New Century Absolute Return ETF(g)	1.00	0.25	1.77	(c)	0.26	3.28	(d)(e)	(1.52)	1.76	(b)(e)
Aston/MB Enhanced Equity Income	0.70	0.25	1.07	(c)	—	2.02		(0.92)	1.10	(b)
Aston/Fortis Real Estate(a)	1.00	0.25	0.32		—	1.57		(0.20)	1.37	(b)
Aston/Montag & Caldwell Balanced(a)	0.75	0.25	0.74		0.01	1.75	(d)(e)	—	1.75	(e)(h)
Aston Balanced	0.70	0.25	0.54		0.01	1.50	(d)(e)	—	1.50	(e)(f)(h)
Aston/TCH Fixed Income(a)	0.55	0.25	0.26		0.02	1.08	(d)(e)	(0.32)	0.76	(b)(e)
Aston/Fortis Investor Money Market	0.40	N/A	0.44	(j)	0.01	0.85	(d)(e)	—	0.85	(e)(i)

(a)The Fund offers multiple classes of shares. Expenses and performance may vary between classes. The information set forth in the table above and the example below relates only to Class N shares, which are offered in this prospectus. Other classes of shares are offered in separate prospectuses.

(b)Aston is contractually obligated to waive management fees and/or reimburse ordinary operating expenses through February 28, 2010 at the rates shown in the table, not including fees and expenses from investments in other investment companies (acquired fund fees and expenses). As shown in the table, expenses would be higher without such agreement. For a period of three years subsequent to the commencement of operations of the Aston/Optimum Large Cap Opportunity Fund, Aston/River Road Small-Mid Cap Fund, Aston/Neptune Interna tional Fund, Aston/Fortis Global Real Estate Fund, Aston/Montag & Caldwell Mid Cap Growth Fund, Aston/Cardinal Mid Cap Value Fund, Aston/Smart Portfolios Fund, Aston/MB Enhanced Equity Income Fund and Aston/New Century Absolute Return ETF Fund, Aston is entitled to be reimbursed by each Fund for previously waived fees and reimbursed expenses to the extent that each Fund’s expense ratio, not including acquired fund fees and expenses, remains below the operating expense cap after such reimbursement.

(c)Other expenses have been restated to reflect the effect of offering costs in the current year’s expense ratio.

34

Fund Expenses (continued)

(d)Total expenses are the sum of a Fund’s direct annual operating expenses and the Fund’s indirect fees and expenses from investments in other investment companies (acquired fund fees and expenses).

(e)The expense ratio may not equal a Fund’s ratio of expenses to average net assets before reimbursement and/or waiver of expenses by the Adviser in the “Financial Highlights” Section, which reflects the operating expenses of the Funds including interest expenses and does not include fees and expenses from investments in other investment companies (acquired fund fees and expenses).

(f)The expense ratios do not include interest expenses incurred by the Fund from utilizing a line of credit. If interest expenses were included, the net expense ratio would be as follows for the following Funds: Aston Growth, 1.15%; Aston/Optimum Large Cap Opportunity, 1.25%; Aston/Smart Portfolios, 1.52%; and Aston Balanced, 1.52%.

(g)The subadviser has agreed that for the period from the Fund’s commencement of operations through, and including, December 31, 2008, and for each subsequent full calendar year of operations thereafter, if in any such period the Fund had a total return (before taxes) of less than zero, then the subadviser will waive its fee in its entirety for the next succeeding calendar year. For any period when this waiver is in effect, the adviser has agreed to reduce its advisory fee to 0.15%. For the period ended December 31, 2008, the Fund’s total return was less than zero, therefore the adviser will reduce its advisory fee to 0.15% for the 2009 calendar year, and the subadviser will reduce its fees to zero.
(h)The Adviser has voluntarily waived management fees and/or reimbursed expenses for the following Funds:

		Voluntary
		Expense
	Effective Date	Limitation

Aston/Montag & Caldwell Balanced	11/01/2006	1.35%
Aston Balanced	12/19/2008	1.50%
Aston Value	3/01/2009	1.07%

These voluntary waivers do not include fees and expenses from investment in other investment companies (acquired funds fees and expenses) or interest expense. The Adviser may terminate such voluntary waivers/reimbursements at any time.

(i)From time to time, FIM may limit expenses to the extent it deems appropriate to enhance the yield of the Fund during periods when fixed expenses have a significant impact on the yield of the Fund because of low interest rates. This expense limitation policy is voluntary and temporary and may be revised or terminated by FIM at any time without notice.

(j)Other expenses include amounts incurred by the Fund in connection with the Fund’s participation in the U.S. Department of Treasury Temporary Guarantee Program (the “Program”). For this fiscal year, actual expenses may be higher due to asset changes and/or the extension of the Program. The Program terminates on April 30, 2009 but may be extended by the Treasury Department to September 18, 2009. If the Treasury Department extends the Program, the Board of Trustees will consider whether to participate.

35

Fund Expenses (continued)

Example
This hypothetical example shows the operating expenses you would incur as a shareholder if you invested $10,000 in a Fund over the time periods shown and you redeem all your shares at the end of the period. The example assumes you reinvested all dividends and distributions, that the average annual return was 5% and that operating expenses remained the same and expenses were capped for one year in each period, if applicable, as noted above. The example is for comparison purposes only and does not represent a Fund’s actual or future expenses and returns.

Fund	1 Year	3 Years	5 Years	10 Years

Aston/Montag & Caldwell Growth	$110	$343	$595	$1,317
Aston/Veredus Select Growth	134	427	741	1,632
Aston Growth	116	362	628	1,386
Aston/Optimum Large Cap Opportunity	125	528	956	2,148
Aston Value	120	375	649	1,432
Aston/TAMRO All Cap	122	525	953	2,146
Aston/River Road Dividend All Cap Value	138	441	766	1,687
Aston/Optimum Mid Cap	118	368	638	1,409
Aston/Montag & Caldwell Mid Cap Growth	144	1,045	1,958	4,296
Aston/Cardinal Mid Cap Value	144	1,707	3,186	6,539
Aston/River Road Small-Mid Cap	155	487	842	1,843
Aston/Veredus Aggressive Growth	153	487	844	1,851
Aston/TAMRO Small Cap	136	425	734	1,613
Aston/River Road Small Cap Value	150	465	803	1,757
Aston/Neptune International	132	732	1,358	3,046
Aston/Fortis Global Real Estate	154	597	1,066	2,365
Aston/Smart Portfolios	154	948	1,761	3,882
Aston/New Century Absolute Return ETF	179	868	1,581	3,473
Aston/MB Enhanced Equity Income	112	545	1,003	2,274
Aston/Fortis Real Estate	139	476	836	1,850
Aston/Montag & Caldwell Balanced	178	551	949	2,062
Aston Balanced	153	474	818	1,791
Aston/TCH Fixed Income	78	312	564	1,288
Aston/Fortis Investor Money Market	87	271	471	1,049

36

Additional Information Regarding Investment Strategies

The investment policies of Aston/River Road Dividend All Cap Value Fund, Aston/Optimum Large Cap Opportunity Fund, Aston/Optimum Mid Cap Fund, Aston/Montag & Caldwell Mid Cap Growth Fund, Aston/Cardinal Mid Cap Value Fund, Aston/River Road Small-Mid Cap Fund, Aston/River Road Small Cap Value Fund, Aston/TAMRO Small Cap Fund, Aston/Fortis Real Estate Fund, Aston/Neptune International Fund, Aston/Fortis Global Real Estate Fund, Aston/Smart Portfolios Fund, Aston/New Century Absolute Return ETF Fund, Aston/MB Enhanced Equity Income Fund and Aston/TCH Fixed Income Fund relating to the type of securities in which 80% of each Fund’s assets must be invested may be changed by the Board of Trustees without shareholder approval. Shareholders will, however, receive at least 60 days notice of such changes.

In addition to the principal investment strategies described in the Fund Summaries, there may be times when the Funds use secondary investment strategies in seeking to achieve their investment objectives. Information regarding such secondary strategies, as well as additional information regarding certain principal strategies, is shown below.

Depositary Receipts of Foreign Securities
A Fund may invest in foreign securities in the form of depositary receipts and/or securities traded directly on U.S. exchanges. Depositary receipts represent ownership of securities in foreign companies and are held in banks and trust companies. They can include ADRs, which are traded on U.S. exchanges and are U.S. dollar-denominated, EDRs, which are traded on European exchanges and may not be denominated in the same currency as the security they represent, and GDRs, which are issued globally and evidence a similar ownership arrangement.

Although ADRs, EDRs and GDRs do not eliminate the risks inherent in investing in the securities of foreign issuers, which include market, political, currency and regulatory risk, by investing in ADRs, EDRs or GDRs rather than directly in securities of foreign issuers, a Fund may avoid currency risks during the settlement period for purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, in which standards are more uniform and more exacting than those to which many foreign issuers may be subject. A Fund may invest in ADRs sponsored or unsponsored by the issuer of the underlying security. In the case of an unsponsored ADR, a Fund may bear higher expenses and encounter greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.

Asset-Backed Securities
Asset-backed securities are payable from pools of obligations other than mortgages. Most asset-backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed income assets (including other fixed income securities) may be used to create an asset-backed security. Asset-backed securities may take the form of notes or pass through certificates. Asset-backed securities have prepayment risks.

Below Investment Grade (High Yield) Securities
Below investments grade (high yield) securities are lower rated, higher yielding securities issued by corporations. They are generally rated below investment-grade (i.e., Ba1/BB+ and below) by national bond rating agencies, or if unrated, are judged by an adviser or a subadviser to be of equivalent quality. They are considered speculative and are sometimes called “junk bonds.”

CMOs
CMOs are fixed income securities secured by mortgage loans and other mortgage-backed securities. CMOs carry general fixed income securities risks and risks associated with mortgage-backed securities.

Commercial Paper
Commercial paper are short-term fixed income securities issued by banks, corporations and other borrowers. There is the risk that the issuer of the commercial paper will not be able to make principal and/or interest payments. Commercial paper may include securities issued in reliance on the private placement exemption under Section 4(2) of the Securities Act of 1933, as amended. Section 4(2) paper is generally sold to an institutional investor, such as a Fund, that agrees that it is purchasing the paper for investment and not with a view to public distribution. Any resale of Section 4(2) commercial paper must similarly be in an exempt transaction.

Convertible Securities
Convertible securities are fixed income or equity securities that pay interest or dividends and that may be exchanged on certain terms into common stock of the same corporation.

Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. There is the risk that the issuer of the security will not be able to make principal and/or interest payments as well as the risk that the holder of the security may not take advantage of the convertible features in the appropriate time frame.

Corporate Debt Securities
Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. A Fund may

37

Additional Information Regarding Investment Strategies (continued)

also purchase interests in bank loans made to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities.

Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Debentures
Debentures are bonds or promissory notes that are secured by the general credit of the issuer, but not secured by specific assets of the issuer. There is the risk that the issuer of the security will not be able to make principal and/or interest payments.

Defensive Strategy
There may be times when a Fund takes temporary positions that may not achieve its investment objective or follow its principal investment strategies for defensive reasons. This includes investing all or a portion of its total assets in cash or cash equivalents, such as money market securities and repurchase agreements. Although a Fund would do this in seeking to avoid losses, following a defensive strategy could reduce the benefit from any market upswings.

Derivatives
The Funds may engage in derivatives primarily for hedging purposes, to maintain liquidity or in anticipation of changes in portfolio composition. Derivatives have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts, swaps and related products.

Hedging involves using derivatives to offset a potential loss in one position by establishing an interest in an opposite position. Any loss generated by the derivative should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. A Fund may realize a loss if interest rates, security prices or indices move in the opposite direction than the portfolio manager anticipates.

Derivatives will only be used when consistent with the objectives and strategy of a Fund. The portfolio manager(s) will ensure that the effective market exposure resulting from the use of derivatives will not exceed the total amount available for investment within a Fund (i.e., the use of derivatives will not result in a Fund being leveraged). All derivative positions will be covered by that Fund’s existing assets. The portfolio manager(s) will place a limit on the derivative exposure as a proportion of assets.

Equity Securities
Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. A Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value may increase with the value of the issuer’s business. Types of equity securities include common stocks, preferred stocks, warrants and rights, convertible securities and other securities that represent underlying local shares, such as depositary receipts.

ETFs
A Fund may invest in ETFs, which are shares of other investment companies. An ETF is an investment company that seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. ETFs are traded on a securities exchange based on their market value. When a Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses, including operating, registration, trustee, licensing and marketing, as well as their share of the Funds’ fees and expenses. A Fund may not purchase more than 3% of an ETF’s outstanding shares unless the ETF and/or the Fund has received an order for an exemptive relief from such limitations from the Securities and Exchange Commission (“SEC”) and the ETF and the Fund take appropriate steps to comply with any conditions in such order.

Fixed Income Securities
Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with

38

Additional Information Regarding Investment Strategies (continued)

higher risks generally have higher yields. The Equity Funds may invest in fixed income securities to offset the volatility of the stock market. Fixed income securities provide a stable flow of income for a Fund.

Foreign Securities
Foreign securities are securities issued by corporations, governments and other issuers located outside the United States. Foreign securities are subject to additional risks.

Mortgage-Backed Securities
Mortgage-backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs. Mortgage-backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage-backed securities are pass-through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and pre-payments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

Other Investment Companies
The Funds may invest in securities of other investment companies, including ETFs, open-end funds and closed-end funds. An ETF is an investment company that seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter. The risks of investment in other investment companies typically reflect the risk of the types of securities in which the funds invest. Investments in ETFs and closed-end funds are subject to the additional risk that shares of the fund may trade at a premium or discount to their net asset value per share. When a Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Fund’s fees and expenses.

Preferred Stocks
Preferred stocks are stocks that pay dividends at a specified rate. Dividends are paid on preferred stocks before they are paid on common stocks. In addition, preferred stockholders have priority over common stockholders as to the proceeds from the liquidation of a company’s assets, but are subordinate to the claims of all creditors.

PTPs
A Fund may invest in equity securities of PTPs that are taxed as partnerships for federal income tax purposes. These include master limited partnerships and certain other partnerships that meet conditions contained in the Internal Revenue Code of 1986, as amended (the “Code”). In order to be treated as a partnership for federal income tax purposes, a PTP must generally derive a substantial amount of its income and gains from certain sources, including from the exploration, development, mining or production, processing, refining, transportation or marketing of minerals or natural resources. Other PTPs may be treated as partnerships for federal income tax purposes if certain other limited exceptions under the Code apply. PTPs are typically organized as either limited partnerships or limited liability companies and are listed and traded on a U.S. securities exchange.

REITs
REITs are generally publicly traded entities that invest in office buildings, apartment complexes, industrial facilities, shopping centers and other commercial spaces. REITs are pooled investment vehicles that typically invest directly in real estate, in mortgages and loans collateralized by real estate, or in a combination of the two. “Equity” REITs invest primarily in real estate that produces income from rentals. “Mortgage” REITs invest primarily in mortgages and derive their income from interest payments. REITs usually specialize in a particular type of property and may concentrate their investments in particular geographical areas. REITs issue stocks and most REIT stocks trade on the major stock exchanges or over-the-counter.

Repurchase Agreements
Repurchase agreements, or repos, are transactions in which a security (usually a government security) is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually the next day. If the seller of the underlying security under the repurchase agreement should default on its obligation to repurchase the underlying security, a Fund may experience delay or difficulty in exercising its right to realize upon the security. Additionally, a Fund may incur a loss if the value of the security should decline, as well as any disposition costs in liquidating the security.

Royalty Income Trusts
Royalty income trusts can be organized in a variety of ways in the U.S., Canada and other countries. Beneficial units in royalty and income trusts generally represent a profits interest in the production of oil or other minerals.

Rule 144A Securities
Rule 144A securities are restricted securities that can be sold to qualified institutional buyers under the Securities Act of 1933, as amended. Investing in Rule 144A securities may increase the illiquidity of a Fund’s investments in the event that an adequate

39

Additional Information Regarding Investment Strategies (continued)

trading market does not exist for these securities. To the extent there is an adequate trading market for lower-rated securities, Rule 144A securities generally are not subject to an increase in illiquidity.

U.S. Government Securities
These are fixed income obligations of the U.S. government and its various agencies. U.S. government securities issued by the U.S. Treasury (bills, notes and bonds) are backed by the full faith and credit of the federal government. Some government securities not issued by the U.S. Treasury also carry the government’s full faith and credit backing on principal or interest payments. Some securities are backed by the issuer’s right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization. All government securities are considered highly creditworthy. This guarantee, however, does not extend to the market prices for such securities which can fluctuate.

40

Additional Information Regarding Investment Strategies (continued)

Commercial
Paper
			Below		and					Derivatives
			Investment		Securities					(e.g.,
	Depositary	Asset-	Grade		of					Options,									Royalty
	Receipts of	Mortgage	(High		Other		Corporate			Forwards,			Fixed						and	Rule	U.S.
	Foreign	Backed	Yield)		Investment	Convertible	Debt		Defensive	Futures,	Equity		Income	Foreign	Preferred			Repurchase	Income	144A	Government
Fund	Securities	Securities	Securities	CMO’s	Companies	Securities	Securities	Debentures	Strategy	Swaps)	Securities	ETFs	Securities	Securities	Stocks	PTPs	REIT	Agreements	Trusts	Securities	Securities

Aston/Montag & Caldwell Growth	X				X	XP	X	X	X	X	XP		X	X	X			X		X	X
Aston/Veredus Select Growth	X				X	X		X	X	X	XP			X	X			X		X	X
Aston Growth	X				X	XP	X	X	X	X	XP		X	X	X			X		X	X
Aston/Optimum Large Cap Opportunity	X				X	X			X	X	XP			X		X	X	X		X	X
Aston Value	X				X	X			X	X	XP			X	X		X	X		X	X
Aston/TAMRO All Cap	X		X		X	X			X	X	XP			X	X		X	X		X	X
Aston/River Road Dividend All Cap Value	X				X	XP			X	X	XP		X	X	X	X	XP	X	X	X	X
Aston/Optimum Mid Cap	X				X	XP	X	X	X	X	XP		X	X	XP			X		X	X
Aston/Montag & Caldwell Mid Cap Growth	X				X	X			X	X	XP			X	X		X	X		X	X
Aston/Cardinal Mid Cap Value	X				X	X			X	X	XP				X	X		X		X	X
Aston/River Road Small-Mid Cap	X				X	X			X	X	XP			X	X		X	X		X	X
Aston/Veredus Aggressive Growth	X				X	X		X	X	X	XP			X	X			X		X	X
Aston/TAMRO Small Cap	X		X		X	X			X		XP			X	X		X	X		X	X
Aston/River Road Small Cap Value	X				X	X			X	X	XP			X	X		X	X		X	X
Aston/Neptune International	X				X	X			X	X	XP			XP	X			X		X	X
Aston/Fortis Global Real Estate	X				X				X	X	XP			XP	X	X	XP	X	X	X	X
Aston/Smart Portfolios					X				X			XP			X			X			X
Aston/New Century Absolute Return ETF					X				X	X		XP						X		X	X
Aston/MB Enhanced Equity Income					X				X	XP	XP				X			X			X
Aston/Fortis Real Estate	X				X				X	X	XP			XP	X		XP	X		X	X
Aston/Montag & Caldwell Balanced	X	XP		X	X	XP	XP	X	X	X	XP		XP	X	X			X		X	XP
Aston Balanced	X	XP	X	X	X	XP	XP	XP	X	X	XP		XP	X	X			X		X	XP
Aston/TCH Fixed Income Fund		XP	X	X	X	X	XP	XP	X	X			XP	X				X		X	XP
Aston/Fortis Investor Money Market					XP		X		X	X			XP	X				XP		XP	XP

X = Investment strategy applicable to a Fund.
P = Components of a Fund’s principal investment strategy.
Portfolio Holdings
A description of the policies and procedures with respect to the disclosure of each Fund’s portfolio holdings is available in the SAI and on our Web site at www.astonfunds.com.

41

Investment Terms

The following is a list of terms with definitions that you may find helpful as you read this prospectus.

American Depositary Receipts (ADRs). ADRs represent ownership of securities in foreign stock and are issued by U.S. banks and trust companies. ADRs are denominated in U.S. dollars and are traded on a U.S. exchange.

Bank Deposits. Cash, checks or drafts deposited in a financial institution for credit to a customer’s account. Banks differentiate between demand deposits (checking accounts on which the customer may draw) and time deposits, which pay interest and have a specified maturity or require 30 days’ notice before withdrawal.

Barclays Capital U.S. Aggregate Bond Index. An unmanaged index representing more than 5,000 taxable government, investment-grade corporate and mortgage-backed securities.

Barclays Capital U.S. Government/Credit Bond Index. An unmanaged index that includes U.S. Government and investment-grade corporate securities with at least one year to maturity.

Bottom-Up Investing. An investing approach in which securities are researched and chosen individually with less consideration given to economic or market cycles.

Call Option. An agreement that gives an investor the right (but not the obligation) to buy a stock, bond, commodity, or other instrument at a specified price within a specific time period.

Citigroup Broad Investment-Grade Bond Index. A market-capitalization weighted index that includes fixed-rate Treasury, government-sponsored, mortgage, asset-backed and investment-grade issues (BBB- or Baa3) with a maturity of one year or longer.

Collateralized Mortgage Obligations (CMOs). CMOs are fixed income securities secured by mortgage loans and other mortgage-backed securities.

Convexity. Convexity is a measure of how the duration of a bond changes as interest rates change. The greater the convexity of a bond, the greater the exposure of interest rate risk to the portfolio.

Corporate Bonds. Fixed income securities issued by corporations.

Correlation. A statistical measure of how two securities move in relation to each other.

Covered Call. An options strategy whereby an investor holds a long position in an asset and writes (sells) call options on the same asset in an attempt to generate increased income from the asset.

Derivative. A security whose price is dependent upon or derived from one or more underlying assets. The derivative itself is merely a contract between two or more parties.

Diversification. The practice of investing in a broad range of securities to reduce risk.

Duration. A calculation of the average life of a bond (or portfolio of bonds) that is a useful measure of the bond’s price sensitivity to interest rate changes. The higher the duration number, the greater the risk and reward potential of the bond.

EAFE Countries. Countries located in Europe, Australasia and the Far East.

European Depositary Receipts (EDRs). EDRs represent ownership of securities in foreign stock and are issued by a foreign bank. EDRs are generally denominated in foreign currencies and may not be denominated in the same currency as the securities they represent. Generally, EDRs are designed for use in the foreign securities markets.

Emerging Markets. Countries whose economy and securities markets are considered by the World Bank to be emerging or developing. Emerging market countries may be located in such regions as Asia, Latin America, the Middle East, Southern Europe, Eastern Europe and Africa.

Exchange-Traded Fund (ETF). An ETF is an investment company that seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index.

Expense Ratio. A fund’s cost of doing business, expressed as a percentage of its net assets and disclosed in a prospectus.

Global Depositary Receipts (GDRs). GDRs represent ownership of securities in foreign stock and are issued by a foreign bank. GDRs are generally denominated in foreign currencies and may not be denominated in the same currency as the securities they represent. Generally, GDRs are designed for use in the foreign securities markets.

Global Property Research (GPR) 250 Net Index. An Index containing approximately 250 of the most liquid property companies in the world as measured by the highest twelve-month trading volume in U.S. dollars.

Growth at a Reasonable Price (GARP). GARP investing involves buying stocks that have a reasonable price/earnings ratio in relationship to a company’s earning growth rate.

Growth Style Investing. An investing approach that involves buying stocks of companies that are generally industry leaders with above-average, sustainable growth rates. Typically, growth stocks are the stocks of the fastest growing companies in the most rapidly growing sectors of the economy. Growth stock valuation levels (e.g., price-to-earnings ratio) will generally be higher than value stocks.

iMoneyNet First Tier Retail Average. An average consisting of non-government funds that hold commercial paper considered to

42

Investment Terms (continued)

be of the highest credit quality by at least one nationally recognized statistical rating organization.

Investment Objective. The goal that an investor and a mutual fund seek together. Examples include current income, total return, long-term capital growth, etc.

Issuer. The company, municipality or government agency that issues a security, such as a stock, bond or money market security.

Large-Cap Stocks. Stocks issued by large companies. Unless otherwise defined by a portfolio manager, subadviser or the adviser, a large-cap company is defined as one with a market capitalization of $5 billion or more. Typically, large-cap companies are established, well-known companies; some may be multinationals.

Limited Partnerships. A business organization with one or more general partners who manage the business and are personally liable for the partnership’s debts, and one or more limited partners who are liable only to the extent of their investment in the partnership.

Management Fee. The amount that a mutual fund pays to the investment adviser for its services.

Market Capitalization. Value of a corporation or other entity as determined by the market price of its securities.

Mid-Cap Stocks. Stocks issued by mid-sized companies. Unless otherwise defined by a portfolio manager, subadviser or the adviser, a mid-cap company is defined as one with a market capitalization between $1.5 billion and $5 billion, which is similar to the range of the Standard & Poor’s MidCap 400 Index (S&P 400).

Money Market Securities. Short-term fixed income securities of federal and local governments, banks and corporations.

MSCI AWCI, Ex U.S. Index. The Morgan Stanley Capital International Index All Country World Index excluding U.S. Index is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global and emerging markets excluding the U.S.

MSCI EAFE and Emerging Markets Index. The Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) and Emerging Markets Index, is designed to measure market performance in the global developed and emerging markets excluding the U.S. and Canada.

MSCI US REIT Index. An unmanaged index that tracks the returns of REITs.

MSCI World Ex-US Index. A free float-adjusted market capitalization index that is designed to measure global developed market equity performance excluding the U.S.

MSCI World Index. A free float-adjusted market capitalization index that is designed to measure global developed market equity performance.

Multi-Cap Strategy A multi-cap strategy invests in the equity securities of issuers of any market capitalization, and generally will hold securities of issuers representing a range of sizes.

Mutual Fund. An investment company that stands ready to buy back its shares at their current net asset value. Most mutual funds continuously offer new shares to investors.

Net Asset Value (NAV). The per share value of a mutual fund, found by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once a day.

Publicly Traded Partnerships (PTPs). PTPs are limited partnerships that also have interests traded in the equity securities market.

Real Estate Investment Trusts (REITs). REITs are pooled investment vehicles that typically invest directly in real estate, in mortgages and loans collateralized by real estate, or in a combination of the two.

Risk/Reward Trade-Off. The principle that an investment must offer higher potential returns as compensation for the likelihood of increased volatility.

Russell 1000 Growth Index. An unmanaged index measuring the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index. An unmanaged index comprised of securities in the Russell 1000 Index. Companies in this index tend to exhibit lower price-to-book ratios and lower cost-to-growth values.

Russell 2000 Index. An unmanaged index that contains the 2,000 smallest common stocks in the Russell 3000 Index (which contains the 3,000 largest stocks in the U.S. based on total market capitalization).

Russell 2000 Growth Index. An unmanaged index comprised of securities in the Russell 2000 Index with a greater than average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios.

Russell 2000 Value Index. An unmanaged index comprised of securities in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values.

Russell 2500 Value Index. An unmanaged index comprised of the 2500 smallest companies (measured by market capitalization) in the Russell 3000 Index. The Russell 2500 Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth.

43

Investment Terms (continued)

Russell 3000 Index. The Russell 3000 Index offers investors access to the broad U.S. equity universe representing approximately 98% of the U.S. market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected.

Russell 3000 Value Index. An index that measures the performance of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap Growth Index. An unmanaged index comprised of securities in the Russell Midcap Index with a greater than average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios.

Russell Midcap Value Index. The Russell Midcap Index offers investors access to the mid-cap value segment of the U.S. equity universe. It is an unmanaged index comprised of securities in the Russell Midcap Index constructed to provide a comprehensive and unbiased barometer for the mid-cap value segment.

Small-Cap Stocks. Stocks issued by smaller companies. Unless otherwise defined by a portfolio manager, subadviser or the adviser, a small-cap company is defined as one with a market capitalization of less than $1.5 billion, which approximates the size of the largest company in the Russell 2000 Index.

Standard & Poor’s (S&P) 500 Index. An unmanaged index of 500 widely traded industrial, transportation, financial and public utility stocks.

S&P MidCap 400 Index. An unmanaged market value weighted index that consists of 400 domestic stocks chosen for market size, liquidity and industry group representation.

Top-Down Investing. An investing approach in which securities are chosen by looking at the industry or sector level based on market trends and/or economic forecasts.

Total Return. A measure of a fund’s performance that encompasses all elements of return: dividends, capital gains distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming investment of dividends and capital gains distributions, expressed as a percentage of the initial investment.

12b-1 Fee. A mutual fund fee, named for the SEC rule that permits it, used to pay for distribution costs, such as advertising and commissions paid to dealers. If a fund has a 12b-1 fee, it is found in the fee table of its prospectus. (See “Distribution Plan 12b-1 Fees” in the “Shareholder Information” Section.)

Value Style Investing. An investing approach that involves buying stocks that are out of favor and/or undervalued compared to their peers. Generally, value stock valuation levels are lower than growth stock valuation levels.

Variable Rate Securities. Securities that have interest rates that may be adjusted periodically to reflect changes in interest rates. Interest rate adjustments can either raise or lower the income generated by the securities.

Yankee Bonds. Dollar-denominated bonds issued in the U.S. by foreign banks and corporations.

Yield. A measure of net income (dividends and interest) earned by the securities in a fund’s portfolio, less a fund’s expenses, during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified day.

Zero-Coupon Bonds. Debt securities that do not pay interest at regular intervals and are issued at a discount from face value. The discount approximates the total amount of interest the bond will accrue from the date of issuance to maturity.

44

Management of the Funds

THE INVESTMENT ADVISERS

Aston Asset Management LLC
Aston Asset Management LLC, 120 N. LaSalle Street, 25th Floor, Chicago, IL 60602, is the investment adviser to the Funds with the exception of Aston/Fortis Investor Money Market Fund. Aston, a majority owned subsidiary of Highbury Financial Inc., was formed for the purpose of acquiring the mutual fund and separately managed account business of ABN AMRO Asset Management, Inc. and its affiliates (“ABN AMRO”). More information on Highbury Financial Inc. is available in the SAI. Aston was formed in April 2006 and as of December 31, 2008, Aston had approximately $3.4 billion in assets under management.

Aston provides investment advisory, mutual fund administration and distribution-related services to the Aston Funds. Aston manages each Fund by selecting one or more other investment managers to manage the Fund’s portfolio on a sub-advisory basis. Aston is responsible for identifying and selecting the Fund’s investment managers, monitoring the performance of such managers, and terminating managers.

Aston and the Aston Funds have received from the SEC an exemptive order that allows Aston to allocate and reallocate the assets of the Funds between and among any subadvisers so selected pursuant to a “manager of managers” structure. Under this structure, Aston has the authority to retain and terminate subadvisers, engage new subadvisers and make material revisions to the terms of the subadvisory agreements subject to the approval of the Board of Trustees, but not shareholder approval.

Fortis Investment Management USA, Inc.
Prior to August 1, 2008, ABN AMRO served as the investment adviser to Aston/Fortis Investor Money Market Fund. On August 1, 2008, ABN AMRO merged into Fortis Investment Management USA, Inc. (“FIM”) and FIM became the investment adviser to Aston/Fortis Investor Money Market Fund. FIM is a wholly-owned indirect subsidiary of Fortis Bank SA/NV (“Fortis Bank”). Since October 2008, the Belgian government has owned substantially all of the outstanding capital and voting rights of Fortis Bank pending a sale to a private buyer. Fortis Bank and its affiliates subsequently announced a transaction in which BNP Paribas SA would acquire approximately 75% of the outstanding capital and voting rights of Fortis Bank. The BNP Paribas transaction is subject to legal challenges and numerous closing conditions, and remains pending as of the date of this prospectus. FIM is located at 75 State Street, Boston, Massachusetts 02109. As of December 31, 2008, FIM had approximately $21.8 billion of assets under management consisting of primarily institutional accounts, including insurance, pension and profit-sharing trusts.

General
As the investment adviser to the Funds, each investment adviser is paid an annual management fee based on the average daily net assets of a Fund. Out of its fee, Aston pays the subadviser(s) of each Fund. The table, later in this “Management of the Funds” Section, shows the management fees paid by each Fund to its adviser for the most recent fiscal year. The investment advisory agreement with each adviser may be terminated at any time by the Fund or the adviser upon 60 days written notice to the other party. A Fund may effect termination by an action of the Board of Trustees or by a vote of a majority of the Fund’s outstanding voting securities.

A discussion regarding the basis for the Board of Trustees approval of the Funds’ investment advisory agreements and subadvisory agreements (as applicable) will be included in the Funds’ next annual or semiannual report to shareholders following such approval.

THE SUBADVISERS

The accompanying information highlights each Fund’s subadviser and its portfolio manager(s). Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds is available in the SAI.

Aston/Montag & Caldwell Growth Fund
Aston/Montag & Caldwell Balanced Fund
Aston/Montag & Caldwell MidCap Growth Fund
Aston Balanced Fund (Equity Portion)
Aston Growth Fund
Montag & Caldwell, Inc. (“Montag & Caldwell”), 3455 Peachtree Road NE Suite 1200, Atlanta, Georgia 30326, was founded in 1945. Montag & Caldwell is a wholly-owned direct subsidiary of Fortis Bank. As of December 31, 2008, Montag & Caldwell managed approximately $10.4 billion in assets in institutional accounts and mutual funds.

Aston/Fortis Real Estate Fund
Aston/Fortis Global Real Estate Fund
FIM serves as subadviser to the above Funds and is a wholly-owned indirect subsidiary of Fortis Bank.

In rendering investment advisory services to the Aston/Fortis Global Real Estate Fund, FIM may use the resources of affiliates located outside of the U.S. in reliance on the terms of a no-action letter granted to ABN AMRO by the SEC in 1997 governing the use of “Participating Affiliates.” Non-U.S. affiliates and their associated persons who provide services to U.S. clients are subject to the supervision of FIM and other conditions of the no-action letter.

45

Management of the Funds (continued)

Aston/Veredus Select Growth Fund
Aston/Veredus Aggressive Growth Fund
Veredus Asset Management LLC (“Veredus”), 6060 Dutchmans Lane, Louisville, Kentucky 40205, was founded in 1998. As of December 2008, B. Anthony Weber is the majority shareholder of the firm. As of December 31, 2008, Veredus managed approximately $450 million in assets.

Aston/TAMRO All Cap Fund
Aston/TAMRO Small Cap Fund
TAMRO Capital Partners, LLC (“TAMRO”) is located at 1660 Duke Street, Alexandria, Virginia 22314, and was founded in 2000. TAMRO is majority-owned by the principals of the firm. As of December 31, 2008, TAMRO managed approximately $670.5 million in assets.

Aston/River Road Dividend All Cap Value Fund
Aston/River Road Small Cap Value Fund
Aston/River Road Small-Mid Cap Fund
River Road Asset Management, LLC (“River Road”), Meidinger Tower, Suite 1600, 462 South Fourth Street, Louisville, Kentucky 40202, was founded in 2005. River Road is a wholly-owned subsidiary of River Road Partners, LLC (“RRP”), which is majority-owned by employees of River Road. As of December 31, 2008, River Road managed approximately $2.6 billion in assets.

Aston/Neptune International Fund
Neptune Investment Management Limited (“Neptune”), 1 Lyric Square, Hammersmith Grove, London W6 ONB, was founded in May 2002. Robin Geffen is the majority shareholder of the firm. As of December 31, 2008, Neptune managed approximately $3.9 billion in assets under management. Except for the Fund, Neptune had not previously managed U.S. mutual funds.

Aston/New Century Absolute Return ETF Fund
New Century Capital Management, LLC (“New Century”), 36 South Washington Street, Hinsdale, Illinois 60521, was founded in 2005 and is wholly owned and controlled by Jim R. Porter. As of December 31, 2008, New Century managed approximately $84.5 million in assets for separated and institutional accounts. Except for the Aston/New Century Absolute Return ETF Fund, New Century has not previously managed mutual funds accounts.

New Century has agreed that for any full calendar year of operations, if in any such period the Aston/New Century Absolute Return ETF Fund had a total return (before taxes) of less than zero, then New Century will waive its fee in its entirety for the next succeeding calendar year. For any period when this waiver is in effect, Aston has agreed to reduce its advisory fee to 0.15%.

Aston/Optimum Large Cap Opportunity Fund
Aston/Optimum Mid Cap Fund
Optimum Investment Advisors, LLC ( “Optimum”) is located at 100 South Wacker Drive, Suite 2100, Chicago, Illinois 60606. Optimum is majority-owned by Optimum Investment Group, LLC. As of December 31, 2008, Optimum managed more than $1.2 billion in assets for investment companies, institutional and high net-worth clients.

Aston Value Fund
MFS Institutional Advisors Inc. (“MFSI”), 500 Boylston Street, Boston, Massachusetts 02116, is a wholly-owned subsidiary of Massachusetts Financial Services Company (“MFS”). MFS, a Delaware corporation, is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). Net assets under the management of the MFS organization were approximately $128 billion as of December 31, 2008.

Aston/Smart Portfolios Fund
Smart Portfolios, LLC, 17865 Ballinger Way NE, Lake Forest Park, Washington 98155, was formed in April, 2002 as Asset Labs, LLC. The firm was registered as an investment adviser in 2004 as Star Investment Advisors, LLC and changed its name to Smart Portfolios LLC in 2005. The firm is wholly owned by Shield Holdings, LLC. Shield Holdings, LLC is owned by Bryce James. As of December 31, 2008, Smart Portfolios had approximately $78 million is assets under management. Except for Aston/Smart Portfolios Fund, Smart has not previously managed mutual fund accounts.

Aston/MB Enhanced Equity Income Fund
MB Investment Partners, Inc. (“MB Investment Partners”), 825 Third Avenue, New York, New York 10022 was founded in 1983 and is primarily owned by MB Investment Partners & Associates, LLC. As of December 31, 2008, MB Investment Partner managed approximately $270.3 million is assets in institutional accounts. Except for Aston/MB Enhanced Equity Income Fund, MB has not previously managed mutual fund accounts, however, a portfolio manager, Ronald Altman, has managed a mutual fund account at a previous firm.

Aston/Cardinal Mid Cap Value Fund
Cardinal Capital Management, L.L.C. (“Cardinal”), One Greenwich Office Park, Greenwich, Connecticut 06831, is wholly owned by senior investment professionals and controlled by Amy K. Minella. As of December 31, 2008, Cardinal managed approximately $892 million in assets.

46

Management of the Funds (continued)

Aston Balanced Fund (Fixed Income Portion)
Aston/TCH Fixed Income Fund
Taplin, Canida & Habacht LLC (“Taplin”), 1001 Brickell Bay Drive, Suite 2100 Miami, Florida 33131, was founded in 1985 and as of December 31, 2008 had approximately $7.3 billion in assets under management. As of November 2008, Taplin is a majority-owned subsidiary of Marshall & Ilsley Corporation. Taplin provides investment management services to investment companies, high net worth individuals and institutional accounts.

Fund Name	Portfolio Manager(s)	Investment Experience

Aston/Montag & Caldwell Growth Fund Aston/Montag & Caldwell Balanced Fund
Ronald E. Canakaris, CFA, CIC		Portfolio Manager since the Funds’ inceptions in 1994; Chairman, President and Chief Investment Officer of Montag & Caldwell. He has been with the firm since 1972 and is responsible for developing the firm’s investment process. He has a BS and BA from the University of Florida.

Aston/Montag & Caldwell Mid Cap Growth Fund
M. Scott Thompson, CFA		Co-Portfolio Manager since the Fund’s inception, Vice President and Security Analyst. Mr. Thompson joined Montag & Caldwell in 1992 upon graduating from the University of the South with a BA in Economics. He has an MBA from Emory University. His professional affiliations include the CFA Institute and the CFA Society of Atlanta, current Trustee.
Andrew W. Jung, CFA		Co-Portfolio Manager since the Fund’s inception, Vice President and Security Analyst. Mr. Jung joined Montag & Caldwell in 2001 as a research analyst. Prior to joining Montag & Caldwell, he was an analyst at Strong Capital Management, following the financial services sector for several large cap growth funds, and at the Robinson-Humphrey Company in Atlanta, where he followed banks and thrifts. He has a BA from Marquette University and an MBA from Emory University. His professional affiliations include the CFA Institute and the CFA Society of Atlanta.

Aston Growth Fund Aston Balanced Fund (Equity Portion)
Ronald E. Canakaris, CFA, CIC		Portfolio Manager of the Funds since January 2008. Please see above.

47

Management of the Funds (continued)

Fund Name	Portfolio Manager(s)	Investment Experience

Aston/Fortis Real Estate Fund
	Joseph Pavnica	Co-Portfolio Manager since October 2005. Mr. Pavnica joined the property team of FIM and its predecessors in March 2001 and was employed by a predecessor firm from 1997-2001. During his tenure, Mr. Pavnica has been responsible for analyzing and providing investment recommendations for various property sectors including: retail, multi-family, hotels, industrial, and self-storage. Mr. Pavnica received his BS in Accounting from St. Joseph’s College and his MBA from Indiana University Northwest.

	James Hardman	Co-Portfolio Manager since January 2009. Mr. Hardman joined FIM and its predecessors and/or affiliates in April 2005 as an investment analyst. During his tenure, Mr. Hardman has been responsible for analyzing and providing recommendations for the diversified, healthcare, industrial, lodging, office, self storage, and net lease sectors. From May 2000 to April 2005, Mr. Hardman worked as an investment and strategy analyst for Security Capital Research & Management. While there Mr. Hardman conducted detailed valuation analysis, performed fundamental research, and designed and implemented portfolio management tools. Mr. Hardman was a real estate consultant for Ernst & Young Real Estate Advisory Group from May 1998 to April 2000, where he developed strategic solutions for various real estate firms. Mr. Hardman has a BS degree in Accounting and Finance from Indiana University.

Aston/Fortis Global Real Estate Fund
	Joseph Pavnica	Co-Portfolio Manager since the Fund’s inception. Please see above.

	Menno Sloterdijk	Co-Portfolio Manager since the Fund’s inception. Mr. Sloterdijk joined FIM in March 2001 and is currently the Head of European Property. Mr. Sloterdijk holds a Master’s degree in Social Geography from the University of Groningen.

	Matthew Hoult	Co-Portfolio Manager since the Fund’s inception. Mr. Hoult joined FIM in March 2004 as an Australian Equity Analyst. Prior to this experience, he worked for Jenkins Investment Management for three years as a senior analyst covering the LPT, infrastructure and utility, telecommunications, and technology stocks. Mr. Hoult held various contract positions during the period between his role at Jenkins and FIM. Mr. Hoult has a Bachelor of Business from the University of Technology — Sydney and has completed the Securities Institute of Australia Graduate Diploma in Applied Finance and Investment.

Aston/Fortis Investor Money Market Fund
	William Anderson, CFA	Portfolio Manager of the Fund since April 2005 and has been with FIM or its predecessors since June 2004. Previously, Mr. Anderson served as Vice President of Global Short Term Investments at Aon Advisors, where he managed and directed money market and short-term fiduciary fund investments. Prior to that, he was Director of Investment Research at Aon Capital Markets. Mr. Anderson earned his BA from Dartmouth College and his Master of Management in Finance, Accounting and Strategy from Northwestern University.

48

Management of the Funds (continued)

Fund Name	Portfolio Manager(s)	Investment Experience

Aston/Veredus Aggressive Growth Fund
	B. Anthony Weber	Portfolio Manager since the Fund’s inception in 1998; President and Chief Investment Officer of Veredus. He is responsible for the day-to-day management of the Fund. Mr. Weber was President and Senior Portfolio Manager of SMC Capital, Inc. from 1993-1998. He has over 25 years of investment management experience. He received a BA from Centre College of Kentucky.

	Charles F. Mercer, Jr., CFA	Portfolio Manager of the Fund since January 2009; Mr. Mercer is Executive Vice President and founding partner of Veredus. Mr. Mercer was the Director of Research from 1998 to 2003. Prior experience includes research analyst at SMC Capital, Inc. and a trader at Suntrust Bank from 1996 to 1998. Mr. Mercer has a BA from Vanderbilt University.

	Michael E. Johnson, CFA	Portfolio Manager of the Fund and Vice President of Veredus since January 2009. Mr. Johnson joined Veredus in March of 2000 as a research analyst. From August 2003 through December 2008, he was the Director of Research. Previously he was a portfolio manager at Stock Yards Bank and Trust from 1997 to 2000. Additionally, Mr. Johnson has prior experience at Charles Schwab. He received a BS in Finance from Ball State University.

Aston/Veredus Select Growth Fund
	B. Anthony Weber	Portfolio Manager of the Fund since September 21, 2002. Please see above.

	Charles F. Mercer, Jr., CFA	Portfolio Manager of the Fund since the Fund’s inception in December 2001. Please see above.

	Michael E. Johnson, CFA	Portfolio Manager of the Fund since January 2009. Please see above.

Aston/TAMRO All Cap Fund Aston/TAMRO Small Cap Fund
	Philip D. Tasho, CFA	Portfolio Manager since the Funds’ inception in November 2000; Chief Executive Officer and Chief Investment Officer of TAMRO. He is responsible for the day-to-day management of the Funds. Most recently, Mr. Tasho served as Chief Executive Officer and Chief Investment Officer of Riggs Investment Management Corp. (RIMCO), from 1995 to 2000. He began his investment management career in 1980. He received his MBA from George Washington University.

49

Management of the Funds (continued)

Fund Name	Portfolio Manager(s)	Investment Experience

Aston/River Road Dividend All Cap Value Fund
	James C. Shircliff, CFA	Portfolio Manager since the Fund’s inception and CEO and Chief Investment Officer of River Road. Mr. Shircliff was formerly employed as Portfolio Manager and Director of Research for Commonwealth SMC (SMC Capital, Inc.) from 1998-2005. Additionally, Mr. Shircliff has served as Special Situations Analyst and Fund Manager for Oppenheimer Management and Partner and Director of Research for Southeastern Asset Management. Mr. Shircliff has more than 30 years of investment management experience. He received his BS from the University of Louisville and holds the Chartered Financial Analyst designation.

	Henry W. Sanders, III, CFA	Portfolio Manager since the Fund’s inception and Executive Vice President of River Road. Mr. Sanders was formerly employed as Senior Vice President and Portfolio Manager for Commonwealth SMC from 2002-2005. Additionally, Mr. Sanders has served as President for Bridges Capital Management and Vice President for PRIMCO Capital Management. He received his BS from Bellarmine University, his MBA from Boston College and holds the Chartered Financial Analyst designation.

	Thomas S. Forsha, CFA	Portfolio Manager of the Fund since June 2007 and Vice President of River Road. Mr. Forsha was formerly employed by ABN AMRO from 1998-2005, where he served as Equity Analyst and Portfolio Manager and was responsible for management of the North America equity allocation of the firm’s Global High Income Equity Fund. He received his BS in Finance from The Ohio State University’s Fisher College of Business and his MBA from The University of Chicago’s Graduate School of Business in 2006. Mr. Forsha is a member of the CFA Institute and the CFA Society of Louisville.

Aston/River Road Small Cap Value Fund Aston/River Road Small-Mid Cap Fund
	James C. Shircliff, CFA	Portfolio Manager since each Fund’s inception. Please see above.

	R. Andrew Beck	Portfolio Manager since each Fund’s inception and President of River Road. Mr. Beck was formerly employed as Senior Vice President and Portfolio Manager for Commonwealth SMC (SMC Capital, Inc.) from 1999-2005. Mr. Beck received his BS from the University of Louisville and his MBA from Babson College.

	Henry W. Sanders, III, CFA	Portfolio Manager since each Fund’s inception. Please see above.

Aston/Neptune International Fund
	Robin Geffen	Portfolio Manager since the Fund’s inception. Mr. Geffen has also served as Managing Director and Chief Investment Officer of Neptune since the firm’s inception in May 2002. Prior to launching Neptune, Mr. Geffen was the CIO and most recently Global ClO-Pensions at Orbitex, managing a number of funds. Mr. Geffen, a graduate of Keble College, Oxford, began his investment career in 1979.

Aston/New Century Absolute Return ETF Fund
	Jim R. Porter	Portfolio Manager since the Fund’s inception. Mr. Porter co-founded New Century in 2005 and serves as Chief Executive Officer. Mr. Porter also founded New Century Investment Research and Management, Inc. to which he returned in 2004. From 1997 to 2004, Mr. Porter served as Chairman and Chief Executive Officer of PC Quote and Hyper Feed Technologies. In total, he has over 38 years of investment industry experience. He received a BS in Physics from the University of Arkansas with majors in both Math and Physics. He also received an MS in Astronomy from the University of Iowa.

50

Management of the Funds (continued)

Fund Name	Portfolio Manager(s)	Investment Experience

Aston/Optimum Large Cap Opportunity Fund
Andrew Goodwin		Co-Portfolio Manager since the Fund’s inception. Chairman and Co-founder of Optimum. Prior to co-founding Optimum in 1989, Mr. Goodwin held positions at First Boston Corp. and Smith Barney. Mr. Goodwin graduated from Princeton University and received his MBA from Northwestern University’s Kellogg School of Management.
Keith Pinsoneault, CFA		Co-Portfolio Manager since the Fund’s inception. Mr. Pinsoneault has been employed by Optimum since 1997 and currently serves as the firm’s President. Prior to Mr. Pinsoneault’s tenure with Optimum, he served in senior executive capacities at several Wall Street brokerage firms. Other experience includes: President of Sutro & Company and a Senior Portfolio Manager at Harris, Bretall, Sullivan and Smith in San Francisco. Mr. Pinsoneault graduated from Marquette University and is an accredited Chartered Financial Analyst.

Aston/Optimum Mid Cap Fund
	Thyra E. Zerhusen	Portfolio Manager of the Fund since May 1999. Ms. Zerhusen joined the investment team of Optimum in October 2003. From April 1999 to September 2003 she was on the investment team of Talon Asset Management and from 1993 to 1999 she was Senior Vice President and Principal at the Burridge Group. She has a Diplom Ingenieur from the Swiss Federal Institute of Technology and an MA in Economics from the University of Illinois.
	Marie L. Lorden	Co-Portfolio Manager of the Fund since March 2009; Ms. Lorden joined Optimum in September of 2003. Ms. Lorden is responsible for research and analysis of existing and potential holdings, as well as mutual fund, institutional relationship, and portfolio management. Previously, Ms. Lorden held positions specializing in equity product analysis with Zurich Insurance Group, Driehaus Capital Management, and The Burridge Group where she was responsible for equity maintenance research and institutional client relationships. Prior to joining Optimum, Ms. Lorden was a Project Manager at Radio Free Europe in Prague, Czech Republic. Ms. Lorden received her BS from Elmhurst College in 1982 and her MBA from the Keller Graduate School of Management in 1990.
	Mary L. Pierson	Co-Portfolio Manager of the Fund since March 2009; Ms. Pierson joined Optimum in May of 2004. Ms. Pierson is responsible for research and analysis of existing and potential holdings, as well as mutual fund, institutional relationship, and portfolio management. Her prior experience includes fifteen years with Harris Bancorp and Harris Futures Corporation. While General Manager at Harris Futures Corporation, she was responsible for managing all aspects of the institution, which operated as a financial futures broker. In prior positions at Harris, Ms. Pierson conducted in-depth international economic research and analysis of foreign exchange exposure issues, along with currency trends and foreign political conditions related to investments. Ms. Pierson received her BA in Economics from DePauw University, her MA in Economics from Northwestern University and her MBA in Finance from The University of Chicago.

51

Management of the Funds (continued)

Fund Name	Portfolio Manager(s)	Investment Experience

Aston Value Fund
	Nevin P. Chitkara	Portfolio Manager of the Fund as of May 2006; Investment Officer of MFSI. Mr. Chitkara joined MFSI in 1997 as an equity research analyst. He holds an MBA from the MIT Sloan School of Management and a BS in Business Administration from Boston University.

	Steven R. Gorham, CFA	Portfolio Manager of the Fund since January 2002; Investment Officer of the Subadviser. Mr. Gorham joined MFSI in 1989 and became an equity research analyst in 1992. From 1995 and 2000, he worked as an international analyst. He holds an MBA from Boston College and a BS from the University of New Hampshire.

	Brooks A. Taylor	Portfolio Manager of the Fund since March 2008; Investment Officer of the Subadviser. Mr. Taylor joined MFSI in 1996 as an equity research analyst and was named portfolio manager in 2000. He holds an MBA from the University of Pennsylvania and a BA from Yale University.

	Jonathan W. Sage, CFA	Portfolio Manager of the Fund since March 2008; Investment Officer of the Subadviser. Mr. Sage joined MFSI in 2000 as a quantitative equity research analyst and was named portfolio manager in 2005. He holds a BA from Tufts University.

Aston/Smart Portfolios Fund
	Bryce James	Portfolio Manager since the Fund’s inception. Mr. James co-founded Smart Portfolios LLC in 2002 and serves as President and Chief Compliance Officer. Mr. James has over 24 years of investment experience and is the head of the Fund’s investment committee. He received a BS in Accounting, Finance and Marketing from Central Washington University.

	Shawn Bird	Portfolio Manager since the Fund’s inception. Mr. Bird co-founded Smart Portfolios LLC and serves as Chief Technology Officer. Mr. Bird has over 15 years of advanced technology experience and oversees the Fund’s asset allocation model. He received a BS in Physics from the University of Iowa, an MBA from Texas Tech University and a PhD in Business from Texas Tech University.

	John Rosenthal	Portfolio Manager since the Fund’s inception. Mr. Rosenthal joined Smart Portfolios in August 2007 as Senior Portfolio Manager, From 2004 to 2006, he was the Director of Risk Management for Boeing Capital Corporation and a Principal of Boeing Capital Securities, Inc. From 1999 to 2004, he was Treasurer of Boeing Capital Corporation. Mr. Rosenthal provides day-to-day portfolio management of the Fund. He received a BS in Mathematics from Creighton University and an MBA from the University of Chicago.

52

Management of the Funds (continued)

Fund Name	Portfolio Manager(s)	Investment Experience

Aston/MB Enhanced Equity Income Fund
	Ronald L. Altman	Portfolio Manager since the Fund’s inception. Mr. Altman joined MB Investment Partners in 2005 as a partner and portfolio manager of the enhanced equity income strategy. From 1999 to 2005, Mr. Altman was a Senior Managing Director and Director of Research at Victory SBSF. Mr. Altman has over 40 years experience in the investment research and money management business in various positions.

	Paul F. Pfeiffer	Portfolio Manager since the Fund’s inception. Mr. Pfeiffer joined MB Investment Partners in 2002 as a partner and portfolio manager. Prior to joining MB Investment Partners, Mr. Pfeiffer was a partner at Eagle Growth Investors, LLC and was a principal at McCowan & Associates. Mr. Pfeiffer received his BA from the University of Washington and his MBA from New York University.

Aston/Cardinal Mid Cap Value Fund
	Amy K. Minella	Co-Portfolio Manager since the Fund’s inception. Ms. Minella is the Managing Partner at Cardinal and founded the firm in 1995. Ms. Minella is a portfolio manager and analyst, and has over 25 years of investment experience. Ms. Minella received a BA from Mount Holyoke College and an MBA from Standard University.

	Eugene Fox, III	Co-Portfolio Manager since the Fund’s inception. Mr. Fox is a partner at Cardinal and joined the firm in 1995. Mr. Fox is a portfolio manager and analyst, and has over 20 years of investment experience. Mr. Fox received a BA from the University of Virginia and an MBA from the University of Chicago.

	Robert B. Kirkpatrick, CFA	Co-Portfolio Manager since the Fund’s inception. Mr. Kirkpatrick is a partner at Cardinal and joined the firm in 2000. Mr. Kirkpatrick is a portfolio manager and analyst, and has over 20 years of investment experience. Mr. Kirkpatrick received a BA from Williams College.

53

Management of the Funds (continued)

Fund Name	Portfolio Manager(s)	Investment Experience

Aston/TCH Fixed Income Fund Aston Balanced Fund (Fixed Income Portion)
	Tere Alvarez Canida, CFA	Co-Portfolio Manager of each Fund since December 1, 2006 and President and Managing Principal of Taplin. Ms. Canida has over 28 years of investment experience. She previously served as Vice President and Senior Investment Officer of Southeast Bank. She received her BS from Georgetown University in 1975, and her MBA from The George Washington University in 1976. She became a Chartered Financial Analyst in 1983.

	Alan M. Habacht	Co-Portfolio Manager of each Fund since December 1, 2006 and Principal of Taplin. Mr. Habacht has over 37 years of investment experience. Before joining Taplin, he served as Senior Vice President and portfolio manager for INVESCO Capital Management. He also served as a security analyst for Weiss, Peck & Greer, Alliance Capital Management, and Bache & Company. He received his BA in Finance from Boston University in 1968.

	William J. Canida, CFA	Co-Portfolio Manager of each Fund since December 1, 2006 and Principal of Taplin. Mr. Canida has over 30 years of investment experience. Prior to joining Taplin, he served as Vice President and Senior Investment Officer for Harris Trust Company of Florida. He also was Vice President and Treasurer of AmeriFirst Florida Trust Company and Southeast Bank. Mr. Canida received his BA in 1973 and his MBA in 1975, both from Indiana University. He has also attended the National Graduate Trust School of Northwestern University, and became a Chartered Financial Analyst in 1982.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio manager and the portfolio managers’ ownership of securities in the Funds is available in the SAI.

54

Management of the Funds (continued)

		Management Fee Paid for
Fund Name	Management Fee	Fiscal Year Ended 10/31/08
	(as a percentage of net assets)	(as a percentage of net assets)

Aston/Montag & Caldwell Growth Fund	First $800 million 0.80% Over $800 million 0.60%	0.69%
Aston/Veredus Select Growth Fund	0.80%	0.76	%(a)
Aston Growth Fund	0.70%	0.69	%(a)
Aston/Optimum Large Cap Opportunity Fund	0.80%	0.03	%(a)
Aston Value Fund	0.80%	0.64	%(a)
Aston/TAMRO All Cap Fund	0.80%	0.12	%(a)
Aston/River Road Dividend All Cap Value Fund	0.70%	0.65	%(a)
Aston/Optimum Mid Cap Fund	First $100 million 0.80% Next $300 million 0.75% Over $400 million 0.70%	0.73%
Aston/Montag & Caldwell Mid Cap Growth Fund	0.85%	0.00	%(a)
Aston/Cardinal Mid Cap Value Fund	0.90%	0.00	%(a)
Aston/River Road Small-Mid Cap Fund	1.00%	0.94	%(a)
Aston/Veredus Aggressive Growth Fund	1.00%	0.94	%(a)
Aston/TAMRO Small Cap Fund	0.90%	0.88	%(a)
Aston/River Road Small Cap Value Fund	0.90%	0.90%
Aston/Neptune International Fund	1.00%	0.00	%(a)
Aston/Fortis Global Real Estate Fund	1.00%	0.24	%(a)
Aston/Smart Portfolios Fund	0.80%	0.00	%(a)
Aston/New Century Absolute Return ETF Fund	1.00%	0.00	%(a)
Aston/MB Enhanced Equity Income Fund	0.70%	0.00	%(a)
Aston/Fortis Real Estate Fund	1.00%	0.80	%(a)
Aston/Montag & Caldwell Balanced Fund	0.75%	0.36	%(a)
Aston Balanced Fund	0.70%	0.70%
Aston/TCH Fixed Income Fund	0.55%	0.14	%(a)
Aston/Fortis Investor Money Market Fund	0.40%	0.40%

(a)Taking into account fee waivers then in effect.

55

Management of the Funds (continued)

RELATED PERFORMANCE

Aston/MB Enhanced Equity Income Fund
The following is a composite of equity accounts managed by MB Investment Partners. As of December 31, 2008, the composite was composed of 7 accounts and assets of $19.5 million, which represents all separately managed accounts following the enhanced equity income strategy. The investment objectives, policies and strategies of Aston/MB Enhanced Equity Income Fund are substantially similar to those of the accounts comprising the composite.

Total Return

Year End	Composite	Benchmark(a)

2008	(25.36)%	(17.20)%

2007	2.85%	6.50%

2006	15.97%	9.96%

Average Annual Total Return
(For the periods ended December 31, 2008)

	Composite	Benchmark(a)(b)

One Year	(25.36)%	(17.20)%

Three Years	(3.80)%	(1.02)%

Since Inception(c)	(3.00)%	(-0.52)%

(a)The benchmark combines 50% of the S&P 500 Index and 50% of the Citigroup Broad Investment Grade Bond Index.

(b)The benchmark reflects the total return of securities comprising the index, including changes in the market prices as well as accrued investment income, which is presumed to be reinvested. Performance figures for the index do not reflect the deduction of transaction costs or expenses, including management fees.

(c)Composite’s inception: September 30, 2005. Benchmark data computed from September 30, 2005.

The performance of the composite does not represent the historical performance of the Aston/MB Enhanced Equity Income Fund and should not be considered indicative of future performance of the Fund. Results may differ because of, among other things, differences in brokerage commissions, account expenses including management fees, the size of positions taken in relation to account size, diversification of securities, timing of purchases and sales, and availability of cash for new investment. Composite results are shown net of management fees of accounts comprising the composite. If the Fund’s fees and expenses had been used in calculating the composite’s performance, the performance of the composite would have been lower. In addition, the accounts comprising the composite are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940, as amended, and the Code which if applicable, may have adversely affected the performance results of the composite. The results for different products may vary.

Aston/Fortis Global Real Estate Fund
The performance figures shown below represent the total return for an offshore fund (“Offshore Fund”) organized in the Netherlands and managed by Fortis Investment Management Netherlands NV, an indirect subsidiary of Fortis Investment Management SA. As of December 31, 2008, the Offshore Fund had $451.8 million in assets. The investment objectives, policies and strategies of Aston/Fortis Global Real Estate Fund are substantially similar to those of the Offshore Fund. In addition, the Offshore Fund and Aston/Fortis Global Real Estate Fund are generally managed by the same team of portfolio managers, although individual portfolio managers may change from time to time.

Total Return

Year End	Offshore Fund	GPR 250(a)

2008	(50.45)%	(47.34)%

2007	(20.20)	(17.50)

2006	50.55	48.86

2005	11.15	11.82

2004	39.70	39.83

2003	40.98	40.68

2002	10.63	8.75

2001	(1.78)	2.05

2000	14.12	13.25

1999	(2.31)	(1.82)

Average Annual Total Return
(For the periods ended December 31, 2008)

	Offshore Fund	GPR 250(a)

One Year	(50.45)%	(47.34)%

Three Year	(15.88)	(13.52)

Five Year	(1.56)	0.22

Ten Year	4.67	5.78

Since Inception	5.28	5.18

(a)The GPR 250 reflects performance of the GPR 250 Adjusted Net Index managed by Global Property Research. The Fund intends to use the GPR 250 Net Index, which differs primarily with respect to the weighting of the Aston markets. Numbers are net of unrecoverable dividend withholding tax and reflect the reinvestment of interest and other earnings. Performance figures for the index do not reflect deduction of transaction costs or expenses, including management fees.

The performance of the Offshore Fund does not represent the historical performance of the Aston/Fortis Global Real Estate Fund and should not be considered indicative of future performance of the Fund. Results may differ because of, among other things differences in brokerage commissions, account expenses including management fees, the size of positions taken in relation to account size, diversification of securities, timing of purchase and sales, and availability of cash for new investment. Performance is shown net of actual fees and expenses of the Offshore Fund. If the Fund’s fees and expenses had been used in calculating the Offshore Fund’s performance, the performance of

56

Management of the Funds (continued)

the Offshore Fund would have been lower. In addition, the Offshore Fund is not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940, as amended, and the Code, which if applicable, may have adversely affected the performance results of the Offshore Fund. The results for different products may vary.

Returns of the Offshore Fund reflect Netherlands Guilders converted to Euros based upon the actual exchange rate. Euros are then translated into U.S. Dollars using the Bloomberg month-end Euro spot rate. Shares of the Offshore Fund are not offered or sold in the U.S.

57

Shareholder Information

OPENING AN ACCOUNT

•	Read this prospectus carefully.
•	Determine how much you want to invest. The minimum initial investment requirements for each Aston Fund are as follows:

◆	Regular accounts: $2,500
◆	Individual Retirement Accounts (IRAs): $500
◆	Education Savings Accounts: $500
◆	Uniform Gift to Minor Accounts/Uniform Transfer to Minor Accounts (UGMA/UTMA) (custodial accounts for minors): $500

•	The minimum initial investment requirement may be waived for Trustees of the Trust and employees of Aston and its affiliates, as well as their spouses. The Trust reserves the right to waive a Fund’s minimum initial investment requirement for any reason.

•	Complete the account application and carefully follow the instructions. If you have any questions, please call 800 992-8151. Remember to complete the “Purchase, Exchange and Redemption Authorization” section of the account application to establish your account privileges, and to avoid any delay and inconvenience of requesting these in writing at a later date.

•	Purchase, exchange and redemption requests received and processed before the New York Stock Exchange (“NYSE”) market close, typically 4:00 p.m. Eastern Time (“ET”), receive that business day’s closing NAV. Trades received after that time receive the following business day’s NAV.
•	Make your initial investment using the following table as a guideline.
•	All account openings and subsequent transaction requests must be in “good order.”

Buy, Exchange and Sell Requests are in “good order” when

•	The account number and Fund name are included.
•	The amount of the transaction is specified in dollars or shares.
•	Signatures of all owners appear exactly as they are registered on the account in original form, as photocopies are not acceptable.
•	Any required Medallion Signature Guarantees are included.
•	Other supporting legal documents (as necessary) are present, including such “Requirements For Written Requests” as described later in this “Shareholder Information” Section.

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Shareholder Information (continued)

Buying Shares	To open an account	To add to an account ($50 minimum)

Through Your Financial Representative	• Your financial representative is responsible for transmitting the order promptly.	• Your financial representative is responsible for transmitting the order promptly.

By Mail Aston Funds P.O. Box 9765 Providence, RI 02940 or Overnight Delivery Aston Funds 101 Sabin Street Pawtucket, RI 02860
• Complete and sign your application.

• Make your check payable to Aston Funds and mail to us at the address at the left.

• We accept checks, bank drafts and money orders for purchases. Checks must be drawn on U.S. banks to avoid any fees or delays in processing.

• We do not accept travelers, temporary, post-dated, credit card courtesy, second or third party checks (which are checks made payable to someone other than the Funds, including you).

• Return the investment slip from a statement with your check in the envelope provided and mail to us at the address at the left.

• We accept checks, bank drafts, money orders, wires and ACH for purchases (see “Other Features” later in this “Shareholder Information” Section). Checks must be drawn on U.S. banks. There is a minimum $20 charge for returned checks.

• Give the following wire/ACH information to your bank:
PNC Bank
ABA #031-000-053
For: Aston Funds
A/C 8611758079
FBO “Aston Fund Number” “Your Account Number”

• Include your name, account number, taxpayer identification number or social security number, address and the Fund(s) you wish to purchase in the wiring instructions.

• We do not accept travelers, temporary, post-dated, credit card courtesy, second or third party checks (which are checks made payable to someone other than the Funds, including you).

• For your protection, our current Internet capabilities allow you to check balances and transfer monies only between Aston Funds. Please contact us via mail with a signed letter of instruction for all other changes to your account.

By Phone 800 992-8151
• Obtain a Fund and account number by calling Aston Funds at the number at the left.

• Instruct your bank (who may charge a fee) to wire or ACH the amount of your investment.

• Give the following wire/ACH information to your bank:
PNC Bank
ABA #031-000-053
For: Aston Funds
A/C 8611758079
FBO “Aston Fund Number” “Your Account Number”

• Return your completed and signed application to:
Aston Funds
P.O. Box 9765
Providence, RI 02940

• Verify that your bank or credit union is a member of the ACH.

• To place your request with an Investor Services Associate, call between 9 a.m. and 7 p.m. ET, Monday - Friday.

• You should complete the “Bank Account Information” section of your account application.

• When you are ready to add to your account, call Aston Funds and tell the representative the Fund name, account number, the name(s) in which the account is registered and the amount of your investment.

• Instruct your bank (who may charge a fee) to wire or ACH the amount of your investment.

• Give the following wire/ACH information to your bank:
PNC Bank
ABA #031-000-053
For: Aston Funds
A/C 8611758079
FBO “Aston Fund Number” “Your Account Number”

• Include your name, account number, taxpayer identification number or social security number, address and the Fund(s) you wish to purchase in the wire instructions.

59

Shareholder Information (continued)

Buying Shares	To open an account	To add to an account ($50 minimum)

By Internet www.astonfunds.com
• To open a new account you’ll need to provide bank account information plus the social security number and date of birth for each account owner and beneficiary.

• Open an account online by completing the Aston Funds online account application.

                             or

• Download the appropriate account application(s) from the Web site. Complete and sign the application(s). Make your check payable to Aston Funds and mail it to the address under “By Mail” above.

• Verify that your bank or credit union is a member of the ACH.

• Complete the “Purchase, Exchange and Redemption Authorization” section of your account application.

• Self-register for online account access at www.astonfunds.com. Your social security number or employer identification number, account number and other security validating information will be required for registration.

• When you are ready to add to your account, access your account through Aston Funds’ Web site and enter your purchase instructions in the highly secure area for shareholders only called “Account Access.” ACH purchases on the Internet may take 3 or 4 business days.

Other share classes of Aston Funds are available through separate prospectuses.

Please call 800 992-8151 for more information.

EXCHANGING SHARES

After you have opened an account with us, you can exchange your shares within Aston Funds to meet your changing investment goals or other needs. This privilege is not designed for frequent trading (which may subject you to a redemption fee) and may be difficult to implement in times of drastic market changes.

You can exchange shares from one Aston Fund to another within the same class of shares. You may also exchange between Class N and Class S shares of the Aston Funds. All exchanges to open new accounts must meet the minimum initial investment requirements. Exchanges may be made by mail, through the Internet or by phone at 800 992-8151 if you chose this option when you opened your account. For federal income tax purposes, each exchange into a different fund is treated as a sale and a new purchase. As a result, an investor holding shares in a non tax-deferred account generally is subject to federal income tax on any appreciation on the shares exchanged.

How Does an Exchange Take Place?
When you exchange your shares, you authorize the sale of your shares in one fund to purchase shares of another fund. In other words, you are requesting a sale and then a purchase. The exchange of your shares may be a taxable event for federal income tax purposes if the shares are not held in a tax deferred account and may subject you to a redemption fee.

Aston Funds reserves the right to limit, impose charges upon, terminate or otherwise modify the exchange privilege by sending written notice to shareholders. All exchange requests must be in “good order.”

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Shareholder Information (continued)

SELLING/REDEEMING SHARES

Once you have opened an account with us, you can sell your shares to meet your changing investment goals or other needs. All redemption requests must be in “good order.”

The following table shows guidelines for selling shares.

Selling Shares	Designed for...	To sell some or all of your shares...

Through Your Financial Representative	• Accounts of any type	• Your financial representative is responsible for transmitting the order promptly.

By Mail Aston Funds P.O. Box 9765 Providence, RI 02940 or Overnight Delivery Aston Funds 101 Sabin Street Pawtucket, RI 02860	• Accounts of any type • Sales or redemptions of any size (For redemptions over $50,000 please see Medallion Signature Guarantee later in this “Shareholder Information” Section)
• Write and sign a letter of instruction indicating the Fund name, Fund number, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

• Include all signatures and any additional documents that may be required. (See “Selling Shares in Writing” later in this “Shareholder Information” Section). Signatures must be in original form, as photocopies are not accepted.

• Mail to us at the address at the left.

• A check will be mailed to the name(s) and address in which the account is registered. If you would like the check mailed to a different address, you must write a letter of instruction and have it Medallion Signature Guaranteed.

• Proceeds may also be sent by wire or ACH (see “Other Features” later in this “Shareholder Information” Section).

By Phone 800 992-8151	• Non-retirement accounts • Sales of up to $50,000 (for accounts with telephone account privileges)	• For automated service 24 hours a day using your touch-tone phone, call 800 992-8151.

• To place your request with an Investor Services Associate, call between 9 a.m. and 7 p.m. ET, Monday - Friday.

• A check will be mailed to the name(s) and address in which the account is registered. If you would like the check mailed to a different address, you must write a letter of instruction and have it Medallion Signature Guaranteed.

• Proceeds may also be sent by wire or ACH (see “Other Features” later in this “Shareholder Information” Section).

• The Funds reserve the right to refuse any telephone sales request and may modify the procedures at any time. The Funds make reasonable attempts to verify that telephone instructions are genuine, but you are responsible for any loss that you may bear from telephone requests.

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Shareholder Information (continued)

Selling Shares	Designed for...	To sell some or all of your shares...

By Internet www.astonfunds.com	• Non-retirement accounts
• Complete the “Purchase, Exchange and Redemption Authorization” section of your account application.

• Self-register online for account access at www.astonfunds.com. Your social security number or employer identification number, account number and other security validating information will be required for registration.

• When you are ready to redeem a portion of your account, access your account through Aston Funds’ Web site and enter your redemption instructions in the highly secure area for shareholders only called “Account Access.” A check for the proceeds will be mailed to you at your address of record.

• Proceeds may also be sent by wire or ACH (see “Other Features” later in this “Shareholder Information” Section).

By Money Market Checkwriting	• Non-retirement accounts • Aston/Fortis Investor Money Market Fund only	• Request the free checkwriting privilege on your application.

• Verify that the shares to be sold were purchased more than 15 days earlier or were purchased by wire, otherwise there can be up to a 15-day hold on checks.

• You may write unlimited checks, each for $100 or more. You cannot close an account by writing a check.

• You continue to earn dividends until checks are presented for payment. There is a $30 charge for returned checks.

• Currently, there is no charge for this privilege, but the Fund reserves the right to add one.

• Canceled checks are available upon request but there is a fee to receive them.

• The Fund may cancel this privilege at any time by giving notice to you.

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Shareholder Information (continued)

Selling Shares in Writing
In certain circumstances, you must make your request to sell shares in writing. You may need to include a Medallion Signature Guarantee (which protects you against fraudulent orders) and additional items with your request, as shown in the table below. We require Medallion Signature Guarantees if:

•	your address of record has changed within the past 30 days
•	you are selling more than $50,000 worth of shares
•	you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s) or other than wire or ACH sent to the bank account of the registered owner(s)

Seller	Requirements for Written Requests

Owners of individual, joint, sole proprietorship, UGMA/UTMA, or general partner accounts
• Letter of instruction
• On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered, must be in original form, as photocopies are not accepted
• Medallion Signature Guarantee, if applicable (see next page for more details)

Owners of corporate or association accounts
• Letter of instruction
• Corporate resolution certified within the past 12 months
• On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered, must be in original form, as photocopies are not accepted
• Medallion Signature Guarantee, if applicable (see next page for more details)

Owners or trustees of trust accounts
• Letter of instruction
• On the letter, the signature of the trustee(s) must be in original form, as photocopies are not accepted
• If the names of all trustees are not registered on the account, a copy of the trust document certified within the past 12 months
• Medallion Signature Guarantee, if applicable (see next page for more details)

Joint tenancy shareholders whose co-tenants are deceased
• Letter of instruction signed by the surviving tenant must be in original form, as photocopies are not accepted
• Certified copy of death certificate
• Medallion Signature Guarantee, if applicable (see next page for more details)

Executors of shareholder estates
• Letter of instruction signed by executor must be in original form, as photocopies are not accepted
• Certified copy of order appointing executor
• Medallion Signature Guarantee, if applicable (see next page for more details)

Administrators, conservators, guardians and other sellers or account types not listed above	• Call 800 992-8151 for instructions • Medallion Signature Guarantee, if applicable (see next page for more details)

IRA accounts	• IRA distribution request form completed and signed. Call 800 992-8151 for a form, or download from our website, www.astonfunds.com.

In addition to the situations described above, Aston Funds may require Medallion Signature Guarantees in other circumstances based on the amount of the redemption request or other factors.

Other Features
The following other features are also available to buy and sell shares of the Funds.

Wire. To purchase and sell shares via the Federal Reserve Wire System:

•	You must authorize Aston Funds to honor wire instructions before using this feature. Complete the appropriate section on the application when opening your account or call 800 992-8151 to add the feature after your account is opened. Call 800 992-8151 before your first use to verify that this feature is set up on your account.

•	To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.

For accounts with existing wire instructions, wire redemptions may be placed over the phone. Consult your banking institution for any fees they may charge associated with wire transfers. Any changes made to existing wire instructions will only be accepted with a Medallion Signature Guaranteed letter of instruction.

Automated Clearing House (ACH). To transfer money between your bank account and your Aston Funds account(s):

•	You must authorize Aston Funds to honor ACH instructions before using this feature. Complete the appropriate section on the application when opening your account or call 800 992-8151 to add the feature after your account is opened. Call 800 992-8151 before your first use to verify that this feature is set up on your account.

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Shareholder Information (continued)

•	Most transfers are completed within three business days of your call. ACH purchases will receive the NAV calculated on the day the money is received.
•	There is no fee to your account for this transaction and generally, no fee from your bank.

Redemptions in Kind
The Funds have elected, under Rule 18f-1 under the Investment Company Act of 1940, as amended, to pay sales proceeds in cash up to $250,000 or 1% of each Fund’s total value during any 90-day period for any one shareholder, whichever is less.

Larger redemptions may be detrimental to existing shareholders. While we intend to pay all sales proceeds in cash, we reserve the right to make payments for larger redemptions to you in the form of certain marketable securities of a Fund. This is called a “redemption in kind.” You may need to pay certain sales charges related to a redemption in kind, such as brokerage commissions, when you sell the securities. For shares that are not held in a tax deferred account, redemptions in kind are taxable for federal income tax purposes in the same manner as when the sales proceeds are paid in cash.

Involuntary Redemptions
To reduce expenses, we may sell your shares and close your fund position(s) if its value falls below $1,500 for any reason. Unless you did not meet the minimum initial investment, we will give you 30 days notice before we sell your shares. This gives you an opportunity to purchase enough shares to raise the value of your fund position above $2,500 (the minimum initial investment for regular accounts) to avoid closing it out. We will not close out fund positions in IRAs, Education Savings Accounts, custodial accounts for minors, or active Automatic Investment Plans. Redemption fees will not be assessed on involuntary redemptions.

What is a Medallion Signature Guarantee?
A Medallion Signature Guarantee verifies the authenticity of your signature and may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion Program recognized by the Securities Transfer Association.

Medallion Signature Guarantees help ensure that major transactions or changes to your account are in fact authorized by you. For example, we require a Medallion Signature Guarantee on written redemption requests for more than $50,000. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted.

A notary public stamp or seal cannot be substituted for a Medallion Signature Guarantee.

TRANSACTION POLICIES

Calculating Share Price
When you buy, exchange or sell shares, the NAV next determined is used to price your purchase or sale. The NAV for each share class of a Fund is determined each business day at the close of regular trading on the NYSE (typically 4 p.m. ET) by dividing the net assets of a Fund by the number of shares outstanding. Currently, the Funds observe the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Generally, market quotes are used to price securities. If market quotations are not available or are deemed unreliable, securities are valued at fair value as determined by the investment adviser in accordance with guidelines adopted and periodically reviewed by the Board of Trustees. These circumstances may arise, for instance, when trading in a security is suspended, the exchange or market on which a security is traded closes early, or the trading volume in a security is limited, calling into question the reliability of market quotations. In such a case, the Fund’s value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the value realized upon such security’s sale. The Board of Trustees receives a report of any actions taken under the Funds’ fair valuation procedures.

Quotations of foreign securities denominated in foreign currency are converted to U.S. dollar equivalents using foreign exchange quotations received from independent dealers. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE may not be reflected in the calculation of NAV. If events materially affecting the value of such securities occur during such period, then these securities may be valued at fair value as determined by the investment adviser in accordance with guidelines adopted by the Board of Trustees.

Certain Funds may invest in certain securities which are primarily listed on foreign exchanges that trade on weekends and other days when a Fund does not price its shares. Therefore the value of a Fund’s holdings may change on days when you will not be able to purchase or redeem its shares.

In addition, changes in values in the U.S. markets subsequent to the close of a foreign market may affect the values of securities traded in the foreign market. Under a Fund’s fair value pricing policies, the values of foreign securities may be adjusted from their last closing prices if such movements in the U.S. market exceed a specified threshold. As a result of the foregoing, it is possible that fair value prices will be used by a Fund to a significant extent. The Funds have retained an independent statistical fair value pricing service to assist in the fair valuation of securities principally traded in a foreign market in order to adjust

64

Shareholder Information (continued)

for possible changes in value that may occur between the close of the foreign exchange and the time as of which Fund shares are priced.

Aston/Fortis Investor Money Market Fund uses the amortized cost method to value its investments. Portfolio securities are valued at their purchase price and adjustments for discounts or premiums are reflected in their acquisition cost. The amortized cost method of valuation is designed to help the Fund maintain a constant price of $1.00 per share.

Execution of Requests
Each Fund is open on each business day that the NYSE is open for trading. The NYSE is not open on weekends or national holidays. Buy, exchange and sell requests are executed at the NAV next calculated after Aston Funds or an authorized broker or designee receives your mail, telephone or Internet request in “good order.” Purchase orders and redemption requests for each Fund, except the Aston/Fortis Investor Money Market Fund, must be received by the close of regular trading on the NYSE (typically 4 p.m. ET) for same day processing. Purchase orders and redemption requests for the Aston/Fortis Investor Money Market Fund must be received by 1 p.m. (ET) for same day processing. On days when the Federal Reserve Cash Settlement System closes earlier than normal, these times may be accelerated. Sales proceeds are normally sent the next business day, but are always sent within seven days of receipt of a request in “good order.” Brokers and their authorized designees are responsible for forwarding purchase orders and redemption requests to the Funds.

Shares of Aston Funds can also be purchased through broker-dealers, banks and trust departments that may charge you a transaction or other fee for their services. These fees are not charged if you purchase shares directly from Aston Funds.

A Fund may be required to “freeze” your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.

Aston Funds reserves the right to:

•	refuse any purchase or exchange of shares if it could adversely affect a Fund or its operations;
•	suspend the offering of Fund shares;
•	change the initial and additional investment minimums or waive these minimums for any investor;
•	delay sending you your sales proceeds for up to 15 days if you purchased shares by check. A minimum $20 charge will be assessed if any check used to purchase shares is returned;
•	change, withdraw or waive various services, fees and account policies.

Customer Identification Program
Federal law requires Aston Funds to obtain, verify and record identifying information for each investor who opens or reopens an account with Aston Funds. An investor may be an individual or a person other than an individual (such as a corporation, partnership or trust). Such identifying information may include the name, residential or business street address, principal place of business, local office or other physical location (for a person other than an individual), date of birth (for an individual), social security or taxpayer identification number or other identifying information. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, Aston Funds reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in Aston Funds or to involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. Aston Funds and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

Money Market Trading
For Aston/Fortis Investor Money Market Fund, your purchase will be processed at the NAV calculated after your investment has been converted to federal funds. On days when the NYSE is open for trading and federal banks are closed (currently, Columbus Day and Veterans’ Day), conversion into federal funds does not occur until the next business day. If you invest by check or a non-federal funds wire, you should allow one business day after receipt for conversion into federal funds. Checks must be made payable to “Aston Funds.”

Short-Term and Excessive Trading
Except for the Aston/Fortis Investor Money Market Fund, the Funds are designed for long-term investors. Each Fund discourages and does not knowingly accommodate short-term and excessive trading. Such trading increases brokerage and administrative costs, may result in increased taxable gains to remaining shareholders and may disrupt portfolio management. For example, the Funds may be unable to effectively invest the proceeds from certain purchase or exchange requests under certain market conditions or may incur losses on the sale of investments. These risks may be more pronounced for Funds investing in securities that are more difficult to value or that are susceptible to pricing arbitrage (e.g., foreign securities, high yield securities and small cap securities). Thus, such trading may negatively impact a Fund’s NAV and result in dilution to long-term shareholders.

In an effort to protect long-term shareholders, the Funds’ Board of Trustees has adopted policies and procedures which seek to

65

Shareholder Information (continued)

deter short-term trading and excessive trading and to detect such trading activity at levels that may be detrimental to the Funds. These policies and procedures include the following:

•	Certain Funds have adopted a redemption fee of 2.00% for shares held less than 90 calendar days;
•	The Funds (except the Aston/Fortis Investor Money Market Fund) have adopted certain fair valuation practices intended to protect the Funds from time zone arbitrage with respect to foreign securities and other trading practices that seek to exploit stale prices;
•	The Funds or their agents will not be responsible for any unauthorized telephone or online order when reasonable procedures designed to verify the identity of the investor are followed.
•	The Funds reserve the right to:

◆	Reject any purchase, including exchange purchases, that could adversely affect the Funds or their operations;
◆	Limit, terminate or otherwise modify the exchange privilege of any shareholder deemed to be engaged in activities that may be detrimental to the Funds;
◆	Reject any purchase, including exchange purchases, from investors if there appears to be evidence of short-term trading or excessive trading;
◆	Permanently prevent future purchases and exchanges from occurring in accounts where short-term trading or excessive trading is apparent;
◆	Delay sending redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading, or during unusual market conditions);
◆	Suspend redemptions as permitted by law (e.g., emergency situations).

In making the determination to exercise these rights, the Funds may consider an investor’s trading history in the Funds and accounts under common ownership or control. The Funds seek to employ reasonable measures to detect short-term and excessive trading at levels that may be detrimental to the Funds. Accordingly, the Funds use certain materiality and volume thresholds in applying the policies and procedures, but otherwise seek to apply the policies and procedures uniformly to all shareholders. With respect to accounts held through intermediaries, such intermediaries generally are contractually obligated to provide the Funds with certain shareholder trading information. However, the Funds cannot directly control activity through all channels and are dependent on intermediaries to enforce the Funds’ policies and procedures. In certain cases, intermediaries may be unable to implement these policies or may not be able to implement policies and procedures in the same manner as the Funds due to system or other constraints or issues. Shareholders who invest through omnibus accounts may be subject to policies and procedures that differ from those applied by the Funds to direct shareholders. The Funds reserve the right to limit an intermediary’s future access to the Funds, up to and including termination of the Selling Agreement held with said intermediary. There is no assurance that the Funds’ policies and procedures will be effective in limiting and deterring short-term and excessive trading in all circumstances.

Unlike the other Funds, the Aston/Fortis Investor Money Market Fund is designed for liquidity needs and is not actively monitored for market timing. As a result, the Fund’s Board of Trustees has determined that it would be appropriate for the Aston/Fortis Investor Money Market Fund not to adopt policies and procedures with respect to short-term and excessive trading. Nevertheless, the Aston/Fortis Investor Money Market Fund reserves the right to reject or limit any purchase, including exchange purchases, or to terminate or limit exchange privileges if it appears that the Aston/Fortis Investor Money Market Fund is being used to facilitate short-term and excessive trading with other Aston Funds.

Redemption Fees
The following Aston Funds assess a 2.00% fee on redemptions (including exchanges) of Fund shares sold or exchanged within 90 calendar days of purchase: Aston/Fortis Real Estate Fund, Aston/Neptune International Fund and Aston/Fortis Global Real Estate Fund.

Redemption fees are paid to the respective Fund to help offset transaction costs and to protect the Fund’s long-term shareholders. Each Fund will use the “first-in, first-out” (FIFO) method to determine the holding period. Under this method, the date of the redemption or exchange will be compared to the earliest purchase date of shares held in the account. If this holding period is less than the required holding period, the fee will be charged.

The Funds will notify intermediaries, such as broker-dealers or plan administrators, of the Funds’ policies and procedures and request the intermediaries to track and remit redemption fees to the Fund. However, due to limitations with system capabilities, certain broker-dealers, banks, plan administrators and other intermediaries may not be able to track and collect redemption fees at this time or their method for tracking and calculating redemption fees may differ from those of the Funds. There is no assurance that the Funds’ redemption fee policies and procedures will be effective in limiting and deterring short-term and excessive trading in all circumstances. Redemption fees may not be assessed in certain circumstances, including the following: shares purchased through reinvested distributions; certain distributions required by law or due to shareholder hardship; redemptions through a Systematic Withdrawal Plan; redemption of shares through an Automatic Investment Plan; accounts held through intermediaries that are unable or unwilling to assess redemption fees and do not report sufficient information to the Funds to impose a redemption fee (as discussed above); and circumstances where the Funds’ Administrator believes it to be in the best interest of the Funds and in accordance with the Funds’ policies and procedures to waive the redemption fee on behalf of the Funds.

66

Shareholder Information (continued)

ACCOUNT POLICIES AND DIVIDENDS

Account Statements
In general, you will receive quarterly account statements. In addition, you will also receive account statements:

•	after every transaction that affects your account balance (except for dividend reinvestments, automatic investment plans or systematic withdrawal plans);
•	after any change of name or address of the registered owner(s).
You will also receive an annual statement that describes the federal income tax characteristics of any dividends and distributions your Fund has paid to the investor during the year.

Aston Funds may charge a fee for certain services, such as providing historical account documents.

Mailings to Shareholders
To help reduce Fund expenses and environmental waste, Aston Funds combines mailings for multiple accounts going to a single household by delivering Fund reports (annual and semi-annual reports, prospectuses, etc.) in a single envelope. If you do not want us to continue consolidating your Fund mailings and would prefer to receive separate mailings with multiple copies of Fund reports, please call one of our Investor Services Associates at 800 992-8151.

Distributions
The Funds distribute income dividends and net capital gains. Income dividends represent the earnings from a Fund’s investments less its expenses; capital gains generally occur when a Fund sells a portfolio security for more than the original purchase price.

Dividends
The following table shows the Funds’ dividend and distribution schedule.

Distribution Schedule

Funds	Dividends, if any	Capital Gains Distributions, if any
Equity, Global/International and Sector Funds (except Aston/River Road Dividend All Cap Value Fund and Aston Value Fund)	• Declared and paid annually	• Distributed at least once a year, generally in December
Alternative Funds, Balanced Funds and Aston Value Fund (except the Aston/MB Enhanced Equity Income Fund)	• Declared and paid quarterly	• Distributed at least once a year, generally in December
Fixed Income Fund, Aston/River Road Dividend All Cap Value Fund and Aston/MB Enhanced Equity Income Fund	• Declared and paid monthly	• Distributed at least once a year, generally in December
Money Market Fund	• Declared daily and paid monthly	• Distributed at least once a year, generally in December

Uncashed Checks
Checks should be cashed upon receipt, as interest will not be paid on uncashed checks. State escheat laws generally require the Trust to remit uncashed checks to the appropriate state after a specific period of time.

Dividend Reinvestments
Investors may have their dividends and distributions reinvested in additional shares of the same Fund. If you choose this option, or if you do not indicate a choice, your dividends and distributions will be automatically reinvested on the dividend payable date. You can also choose to have a check for your dividends and distributions mailed to you by choosing this option on your account application.

ADDITIONAL INVESTOR SERVICES

Automatic Investment Plan
The Automatic Investment Plan allows you to set up a regular transfer of funds from your bank account to the Aston Fund(s) of your choice. You determine the amount of your investment (minimum: $50 as long as you meet the account minimum), and you can terminate the program at any time. To take advantage of this feature, complete the appropriate sections of the account application.

Aston Funds Web Site
The Funds maintain a Web site located at www.astonfunds.com. You can purchase, exchange and redeem shares, and access information such as your account balance and the Funds’ NAVs through our Web site. Self-register online for account access at www.astonfunds.com. Your social security number or employer identification number, account number and other security validity information will be required for registration. You may also need to have bank account information, wire instructions, ACH instructions or other options established on your account.

Aston Funds has procedures in place to try to prevent unauthorized access to your account information. The Funds and

67

Shareholder Information (continued)

their agents will not be responsible for any losses resulting from unauthorized transactions on our Web site.

Systematic Withdrawal Plan
This plan may be used for periodic withdrawals (at least $50 by check or ACH) from your account. To take advantage of this feature:

•	you must have at least $50,000 in your account;
•	determine the schedule: monthly, quarterly, semi-annually or annually;
•	call 800 992-8151 to add a systematic withdrawal plan to your account.

Retirement Plans and Education Savings Accounts
Aston Funds offer a range of retirement plans, including Traditional, Roth, SIMPLE IRAs and SEP IRAs. Aston Funds also offers Education Savings Accounts, which allow you to save for qualified elementary, secondary and higher education costs. Using these plans, you can invest in any Aston Fund with a low minimum investment of $500. The annual maintenance fee for IRAs and Education Savings Accounts is $15 per account (not to exceed $30), but it is waived if you have $35,000 or more in assets. The fee is assessed every December for the current calendar year. To find out more, call Aston Funds at 800 992-8151.

DISTRIBUTION PLAN 12b-1 FEES

To pay for the cost of promoting the Funds and servicing your shareholder account, the Funds, except for Aston/Fortis Investor Money Market Fund, have adopted a Rule 12b-1 distribution plan. Under this plan, a Fund pays a fee at an annual rate of not more than 0.25% of each Fund’s Class N shares’ average daily net assets to the distributor for certain expenses associated with the distribution of Fund shares and other services. The fee is accrued daily and payable monthly. Over time, these fees may increase the cost of your investment and may cost more than paying other types of sales charges.

In addition to distribution and service fees paid by the Funds, Aston may pay compensation to intermediaries that distribute and/or service investors in the Funds out of its own assets and not as an additional charge to the Funds. These additional payments, which are sometimes referred to as “revenue sharing,” may represent a premium over payments made by other fund families, and may create an added incentive for investment professionals to sell or recommend the Funds over other funds offered by competing fund families. The revenue sharing payments may differ for each fund within the Aston family of funds, including within the same intermediary, and across intermediaries.

In addition, representatives of the distributor may be compensated through Adviser incentive programs in a manner that favors one Aston Fund or group of funds over another fund.

PORTFOLIO TRANSACTIONS AND
BROKERAGE COMMISSIONS

The subadvisers attempt to obtain the best possible price and most favorable execution of transactions in their portfolio securities. There may be times when a subadviser may pay one broker-dealer a commission that is greater than the amount that another broker-dealer may charge for the same transaction. The Subadvisers generally determine in good faith if the commission paid was reasonable in relation to the brokerage or research services provided by the broker-dealer. In selecting and monitoring broker-dealers and negotiating commissions, the subadvisers consider a broker-dealer’s reliability, availability of research, the quality of its execution services and its financial condition.

68

Dividends, Distributions and Taxes

The Funds pay dividends and distribute capital gains at different intervals. All dividends and distributions are automatically reinvested at NAV unless you choose to receive them in a cash payment. You can change your payment options at any time by writing to us.

Certain tax considerations may apply to your investment in an Aston Fund. The following is a general description of certain federal income tax considerations. If you have any tax-related questions relating to your investment in an Aston Fund, please consult your tax adviser. Further information regarding the federal income tax consequences of investing in the Funds is included in the SAI.

Taxes

For federal income tax purposes:

•	The tax treatment of dividends and distributions is the same whether you reinvest the dividends and distributions or elect to receive them in cash. You will receive a statement with the federal income tax status of your dividends and distributions for the prior year by January 31.

•	Distributions of any net investment income, other than “qualified dividend income,” are taxable to you as ordinary income.

•	Distributions of qualified dividend income (i.e., generally dividends received by a Fund from domestic corporations and certain foreign corporations) generally will be taxed to individuals and other non-corporate investors in the Funds at federal income tax rates applicable to long-term capital gains, provided you meet certain holding period and other requirements contained in the Internal Revenue Code of 1986 (the “Code”) with respect to your Fund shares and the Fund meets similar holding period and other requirements with respect to the dividend paying stock. The favorable treatment of qualified dividend income will expire for taxable years beginning after December 31, 2010. Dividends received by a Fund from most REITs and certain foreign corporations are not expected to qualify for treatment as qualified dividend income when distributed by a Fund. Therefore, it is not expected that a significant amount of the Aston/Fortis Real Estate Fund’s and Aston/Fortis Global Real Estate Fund’s distributions will qualify for treatment as qualified dividend income when distributed by these Funds.

•	If a Fund receives dividends from an ETF that qualifies as a regulated investment company for federal income tax purposes and the ETF designates such dividends as qualified dividend income, then the Fund may in turn designate that portion of its distributions derived from those dividends as qualified dividend income as well, provided the Fund meets certain holding period and other requirements with respect to the shares of the ETF.

•	Distributions of net capital gain (net long-term capital gain less any net short-term capital loss) are taxable as long-term capital gain regardless of how long you may have held shares of a Fund. In contrast, distributions of net short-term capital gain (net short-term capital gain less any net long-term capital loss) are taxable as ordinary income regardless of how long you may have held shares of a Fund. Because distributions of net short-term capital gain are taxable as ordinary income, you generally cannot offset net short-term capital gain distributions you receive from a Fund with capital losses.

•	A Fund’s use of a fund-of-funds structure could affect the amount, timing and type of distributions from the Fund and, therefore, may increase the amount of taxes payable by you. Generally, the character of the dividends and distributions a Fund receives from an underlying fund will “pass through” to you, subject to certain exceptions, as long as the Fund and the underlying fund each qualify as a regulated investment company under the Code.

•	Distributions declared to the shareholders of record in October, November or December and paid on or before January 31 of the succeeding year will be treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared.

•	When you sell or exchange shares (other than shares held in a tax-deferred account) it generally is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if you held your shares for more than one year. If you held your shares for one year or less, the gain or loss will generally be treated as a short-term capital gain or loss. Short-term capital gains are taxable at ordinary federal income tax rates. For taxable years beginning on or before December 31, 2010, long-term capital gains are taxable to individuals and other non-corporate investors at a maximum federal income tax rate of 15%. You are responsible for any tax liabilities generated by your transactions.

•	If you do not provide Aston Funds with your complete and correct taxpayer identification number and required certification, or if the Internal Revenue Service so notifies us, you may be subject to backup withholding tax on dividends, distributions and redemption proceeds.

•	If you purchase shares of a Fund just before a dividend or distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as “buying a dividend.”

•	If a Fund qualifies (by having more than 50% of the value of its total assets at the close of the taxable year consist of stock or securities in foreign corporations) and elects to pass through foreign taxes paid on its investments during the year, such taxes will be reported to you as income. You may, however, be able to claim an offsetting tax credit or deduction on your federal income tax return, depending on your particular circumstances and provided you meet certain holding period and other requirements.

69

Financial Highlights

These financial highlights tables are to help you understand the Funds’ financial performance. The following schedules present financial highlights for one share of each Fund outstanding throughout the periods indicated. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds’ financial statements as of October 31, 2008. The Aston/Fortis Investor Money Market Fund’s financial statements for the fiscal year ended October 31, 2008 have been audited by KPMG LLP, whose report, along with the Aston/Fortis Investor Money Market Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request. The Aston/Fortis Investor Money Market Fund’s schedules for the years ended prior to October 31, 2008 have been audited by the Fund’s former independent registered public accounting firm, whose reports expressed an unqualified opinion on the financial highlights.

The financial statements for the other Funds in this prospectus have been audited by Ernst & Young LLP, whose report along with those Funds’ financial statements, is included in the Funds’ Annual Report, which is available upon request.

ASTON/MONTAG & CALDWELL GROWTH FUND

	Year		Year		Year		Year	Year
	Ended		Ended		Ended		Ended	Ended
	10/31/08		10/31/07		10/31/06		10/31/05	10/31/04

Net Asset Value, Beginning of Period	$31.51		$25.15		$23.35		$21.53	$20.74

Income from Investment Operations:
Net investment income	0.07	(a)	0.06	(a)	0.07	(a)	0.05 (a)	0.04 (a)
Net realized and unrealized gain (loss) on investments	(8.66)		6.54		1.80		1.83	0.77

Total from investment operations	(8.59)		6.60		1.87		1.88	0.81

Less Distributions:
Distributions from and in excess of net investment income	(0.05)		(0.06)		(0.07)		(0.06)	(0.02)
Distributions from net realized gain on investments	(4.03)		(0.18)		—		—	—

Total distributions	(4.08)		(0.24)		(0.07)		(0.06)	(0.02)

Net increase (decrease) in net asset value	(12.67)		6.36		1.80		1.82	0.79

Net Asset Value, End of Period	$18.84		$31.51		$25.15		$23.35	$21.53

Total Return	(31.13)%		26.41%		8.02%		8.72%	3.89%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$602,905		$759,567		$846,100		$992,229	$1,018,935
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.08	%(b)	1.07	%(b)	1.06	%(b)	1.03%	1.02%
After reimbursement and/or waiver of expenses by Adviser	1.08	%(b)	1.07	%(b)	1.06	%(b)	1.03%	1.02%
Ratios of net investment income to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	0.26%		0.23%		0.28%		0.20%	0.20%
After reimbursement and/or waiver of expenses by Adviser	0.26%		0.23%		0.28%		0.20%	0.20%
Portfolio Turnover	52.32%		69.02%		68.74%		52.16%	52.86%

(a)The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)Ratios of expenses to average net assets include interest expense of less than 0.005% for the years ended October 31, 2008, October 31, 2007 and October 31, 2006. The interest expense is from utilizing the line of credit.

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Financial Highlights (continued)

ASTON/VEREDUS SELECT GROWTH FUND

	Year	Year	Year		Year	Year
	Ended	Ended	Ended		Ended	Ended
	10/31/08	10/31/07	10/31/06		10/31/05	10/31/04

Net Asset Value, Beginning of Period	$16.77	$13.08	$11.88		$10.31	$9.33

Income from Investment Operations:
Net investment loss	(0.06)	(0.08)	(0.03	)(a)	(0.02)	(0.06)
Net realized and unrealized gain (loss) on investments	(5.60)	3.77	1.24		1.59	1.04

Total from investment operations	(5.66)	3.69	1.21		1.57	0.98

Less Distributions:
Distributions from net realized gain on investments	(2.42)	—	(0.01)		—	—

Total distributions	(2.42)	—	(0.01)		—	—

Net increase (decrease) in net asset value	(8.08)	3.69	1.20		1.57	0.98

Net Asset Value, End of Period	$8.69	$16.77	$13.08		$11.88	$10.31

Total Return	(39.09)%	28.14%	10.22%		15.23%	10.50%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$37,142	$50,783	$34,687		$13,270	$2,684
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.34%	1.52%	1.75%		2.57%	3.82%
After reimbursement and/or waiver of expenses by Adviser	1.30%	1.30%	1.30%		1.30%	1.30%
Ratios of net investment loss to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	(0.55)%	(0.81)%	(0.72)%		(1.76)%	(3.17)%
After reimbursement and/or waiver of expenses by Adviser	(0.51)%	(0.59)%	(0.27)%		(0.49)%	(0.65)%
Portfolio Turnover	387.57%	283.38%	269.88%		202.37%	308.13%

(a)The selected per share data was calculated using the weighted average shares outstanding method for the period.

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Financial Highlights (continued)

ASTON GROWTH FUND

	Year		Year		Year		Year		Year
	Ended		Ended		Ended		Ended		Ended
	10/31/08		10/31/07		10/31/06		10/31/05		10/31/04

Net Asset Value, Beginning of Period	$22.49		$22.82		$22.66		$21.76		$21.14

Income from Investment Operations:
Net investment income (loss)	0.02		0.05	(a)	—	(b)	0.05	(a)	(0.05	)(a)
Net realized and unrealized gain (loss) on investments	(5.93)		2.39		1.25		0.90		0.67

Total from investment operations	(5.91)		2.44		1.25		0.95		0.62

Less Distributions:
Distributions from and in excess of net investment income	—		(0.03)		—		(0.05)		—
Distributions from net realized gain on investments	(5.63)		(2.74)		(1.09)		—		—

Total distributions	(5.63)		(2.77)		(1.09)		(0.05)		—

Net increase (decrease) in net asset value	(11.54)		(0.33)		0.16		0.90		0.62

Net Asset Value, End of Period	$10.95		$22.49		$22.82		$22.66		$21.76

Total Return	(33.76)%		11.85%		5.55%		4.38%		2.93%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$62,674		$172,436		$446,884		$888,248		$962,036
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.15	%(c)	1.11	%(c)	1.10	%(c)	1.10%		1.09%
After reimbursement and/or waiver of expenses by Adviser	1.15	%(c)	1.11	%(c)	1.10	%(c)	1.10%		1.09%
Ratios of net investment income (loss) to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	0.09%		0.23%		0.01%		0.21%		(0.22)%
After reimbursement and/or waiver of expenses by Adviser	0.09%		0.23%		0.01%		0.21%		(0.22)%
Portfolio Turnover	122.68%		47.46%		29.07%		31.30	%(d)	18.59%

(a)The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)Represents less than $0.005 per share.

(c)Ratios of expenses to average net assets include interest expense of 0.01% for the year ended October 31, 2008 and less than 0.005% for the years ended October 31, 2007 and October 31, 2006. The interest expense is from utilizing the line of credit.

(d)Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

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Financial Highlights (continued)

ASTON/OPTIMUM LARGE CAP OPPORTUNITY FUND

	Year		Period
	Ended		Ended
	10/31/08		10/31/07(a)

Net Asset Value, Beginning of Period	$12.56		$10.00

Income from Investment Operations:
Net investment income	(0.02)		(0.01)
Net realized and unrealized gain (loss) on investments	(5.74)		2.57

Total from investment operations	(5.76)		2.56

Less Distributions:
Distributions from and in excess of net investment income	(0.01)		—

Total distributions	(0.01)		—

Net increase (decrease) in net asset value	(5.77)		2.56

Net Asset Value, End of Period	$6.79		$12.56

Total Return	(45.90)%		25.60	%(b)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$3,691		$40,563
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.89	%(c)	2.30	%(c)(d)
After reimbursement and/or waiver of expenses by Adviser	1.12	%(c)	1.13	%(c)(d)(e)
Ratios of net investment loss to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	(0.86)%		(1.31)	%(c)
After reimbursement and/or waiver of expenses by Adviser	(0.09)%		(0.14)	%(c)
Portfolio Turnover	48.87%		76.40	%(b)

(a)Aston/Optimum Large Cap Opportunity Fund-Class N commenced investment operations on December 28, 2006.

(b)Not Annualized.

(c)Ratios of expenses to average net assets include interest expense of 0.02% for the year ended October 31, 2008 and the period ended October 31, 2007, which is not included in the voluntary expense limitation. The interest expense is from utilizing the line of credit.

(d)Annualized.

(e)The Adviser’s expense reimbursement level, which affects the net expense ratio, was implemented on May 1, 2007.

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Financial Highlights (continued)

ASTON VALUE FUND

	Year		Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended
	10/31/08		10/31/07	10/31/06	10/31/05	10/31/04

Net Asset Value, Beginning of Period	$15.57		$14.06	$12.15	$11.05	$9.66

Income from Investment Operations:
Net investment income	0.15		0.19	0.21	0.17 (a)	0.14
Net realized and unrealized gain (loss) on investments	(5.08)		2.09	2.09	1.10	1.39

Total from investment operations	(4.93)		2.28	2.30	1.27	1.53

Less Distributions:
Distributions from and in excess of net investment income	(0.16)		(0.20)	(0.20)	(0.17)	(0.14)
Distributions from net realized gain on investments	(1.41)		(0.57)	(0.19)	—	—

Total distributions	(1.57)		(0.77)	(0.39)	(0.17)	(0.14)

Net increase (decrease) in net asset value	(6.50)		1.51	1.91	1.10	1.39

Net Asset Value, End of Period	$9.07		$15.57	$14.06	$12.15	$11.05

Total Return	(34.85)%		16.77%	19.35%	11.48%	15.88%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$19,704		$130,476	$103,819	$95,624	$229,979
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.18	%(b)	1.16%	1.16%	1.16%	1.16%
After reimbursement and/or waiver of expenses by Adviser	1.02	%(b)	0.94%	0.94%	0.94%	0.94%
Ratios of net investment income to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.22%		1.06%	1.37%	1.19%	1.10%
After reimbursement and/or waiver of expenses by Adviser	1.38%		1.28%	1.59%	1.41%	1.32%
Portfolio Turnover	67.57%		28.05%	26.86%	21.84%	38.29%

(a)The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2008, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit.

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Financial Highlights (continued)

ASTON/TAMRO ALL CAP FUND

	Year	Year		Year		Year	Year
	Ended	Ended		Ended		Ended	Ended
	10/31/08	10/31/07		10/31/06		10/31/05	10/31/04

Net Asset Value, Beginning of Period	$14.41	$13.91		$12.40		$11.35	$10.27

Income from Investment Operations:
Net investment income	0.04	0.03		0.09		0.08	0.07
Net realized and unrealized gain (loss) on investments	(4.94)	2.13		1.53		1.05	1.08

Total from investment operations	(4.90)	2.16		1.62		1.13	1.15

Less Distributions:
Distributions from and in excess of net investment income	(0.01)	(0.03)		(0.11)		(0.08)	(0.07)

Distribution from net realized gain on investments	(1.16)	(1.63)		—		—	—
Total distributions	(1.17)	(1.66)		(0.11)		(0.08)	(0.07)

Net increase (decrease) in net asset value	(6.07)	0.50		1.51		1.05	1.08

Net Asset Value, End of Period	$8.34	$14.41		$13.91		$12.40	$11.35

Total Return	(36.75)%	16.98%		13.10%		9.98%	11.17%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$8,562	$15,359		$15,864		$21,590	$17,574
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.88%	1.74	%(a)	1.54	%(a)	1.54%	1.76%
After reimbursement and/or waiver of expenses by Adviser	1.20%	1.20	%(a)	1.22	%(a)	1.20%	1.20%
Ratios of net investment income (loss) to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	(0.37)%	(0.30)%		0.36%		0.35%	0.00%
After reimbursement and/or waiver of expenses by Adviser	0.31%	0.24%		0.68%		0.69%	0.56%
Portfolio Turnover	93.82%	37.87%		43.88%		36.84%	38.34%

(a)Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2007 and 0.02% for the year ended October 31, 2006, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit.

75

Financial Highlights (continued)

ASTON/RIVER ROAD DIVIDEND ALL CAP VALUE FUND

	Year		Year	Year	Period
	Ended		Ended	Ended	Ended
	10/31/08		10/31/07	10/31/06	10/31/05(a)

Net Asset Value, Beginning of Period	$12.58		$11.81	$9.91	$10.00

Income from Investment Operations:
Net investment income	0.38		0.46 (b)	0.42	0.13
Short-term capital gains distributions received	—		—	— (c)	—
Net realized and unrealized loss on investments	(3.54)		0.81	1.89	(0.10)

Total from investment operations	(3.16)		1.27	2.31	0.03

Less Distributions:
Distributions from and in excess of net investment income	(0.32)		(0.37)	(0.41)	(0.12)
Return of capital	(0.01)		—	—	—
Distributions from net realized gain on investments	(0.66)		(0.13)	—	—

Total distributions	(0.99)		(0.50)	(0.41)	(0.12)

Net increase (decrease) in net asset value	(4.15)		0.77	1.90	(0.09)

Net Asset Value, End of Period	$8.43		$12.58	$11.81	$9.91

Total Return	(26.82)%		10.89%	23.71%	0.30	%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$51,504		$32,313	$15,899	$5,326
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.35	%(e)	1.53%	2.48%	2.71	%(f)
After reimbursement and/or waiver of expenses by Adviser	1.30	%(e)	1.30%	1.30%	1.30	%(f)
Ratios of net investment income to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	3.81%		3.48%	2.77%	2.65	%(f)
After reimbursement and/or waiver of expenses by Adviser	3.86%		3.71%	3.95%	4.06	%(f)
Portfolio Turnover	48.95%		114.56%	45.50%	14.37	%(d)

(a)Aston/River Road Dividend All Cap Value Fund-Class N commenced investment operations on June 28, 2005.

(b)The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)Represents less than $0.005 per share.

(d)Not Annualized.

(e)Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2008, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit.

(f)Annualized.

76

Financial Highlights (continued)

ASTON/OPTIMUM MID CAP FUND

	Year		Year		Year	Year	Year
	Ended		Ended		Ended	Ended	Ended
	10/31/08		10/31/07		10/31/06	10/31/05	10/31/04

Net Asset Value, Beginning of Period	$32.32		$27.16		$23.21	$22.93	$20.18

Income from Investment Operations:
Net investment loss	0.05		(0.02)		(0.02)	(0.02)	(0.08	)(a)
Net realized and unrealized gain (loss) on investments	(12.93)		7.01		4.88	1.04	2.90

Total from investment operations	(12.88)		6.99		4.86	1.02	2.82

Less Distributions:
Distributions from net realized gain on investments	(2.19)		(1.83)		(0.91)	(0.74)	(0.07)

Total distributions	(2.19)		(1.83)		(0.91)	(0.74)	(0.07)

Net increase (decrease) in net asset value	(15.07)		5.16		3.95	0.28	2.75

Net Asset Value, End of Period	$17.25		$32.32		$27.16	$23.21	$22.93

Total Return	(42.50)%		27.08%		21.39%	4.43%	14.08%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$508,886		$823,036		$577,891	$548,595	$385,325
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.16	%(b)	1.15	%(b)	1.16%	1.23%	1.29	%(c)
After reimbursement and/or waiver of expenses by Adviser	1.16	%(b)	1.15	%(b)	1.16%	1.23%	1.29	%(c)
Ratios of net investment income (loss) to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	0.18%		(0.09)%		(0.09)%	(0.08)%	(0.38)%
After reimbursement and/or waiver of expenses by Adviser	0.18%		(0.09)%		(0.09)%	(0.08)%	(0.38)%
Portfolio Turnover	22.58%		26.15%		30.65%	27.42%	26.64%

(a)The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2008 and the year ended October 31, 2007, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit.

(c)The Adviser’s Fee, which affects the expense ratios, changed on December 22, 2003 from a flat fee of 0.80% of average net assets to a scaled fee arrangement of 0.80% of the first $100 million, 0.75% of the next $300 million and 0.70% over $400 million of the average daily net assets.

77

Financial Highlights (continued)

ASTON/MONTAG & CALDWELL MID CAP GROWTH FUND

	Period
	Ended
	10/31/08(a)

Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net investment income	(0.05)
Net realized and unrealized loss on investments	(4.10)

Total from investment operations	(4.15)

Net decrease in net asset value	(4.15)

Net Asset Value, End of Period	$5.85

Total Return	(41.50	)%(b)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$1,815
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	5.80	%(c)
After reimbursement and/or waiver of expenses by Adviser	1.40	%(c)
Ratios of net investment loss to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	(5.07	)%(c)
After reimbursement and/or waiver of expenses by Adviser	(0.67	)%(c)
Portfolio Turnover	63.66	%(b)

(a)Aston/Montag & Caldwell Mid Cap Growth Fund-Class N commenced investment operations on November 2, 2007.

(b)Not Annualized.

(c)Annualized.

78

Financial Highlights (continued)

ASTON/CARDINAL MID CAP VALUE FUND

	Period
	Ended
	10/31/08(a)

Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net investment income	0.01
Net realized and unrealized loss on investments	(3.78)

Total from investment operations	(3.77)

Net decrease in net asset value	(3.77)

Net Asset Value, End of Period	$6.23

Total Return	(37.70	)%(b)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$783
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	11.20	%(c)
After reimbursement and/or waiver of expenses by Adviser	1.40	%(c)
Ratios of net investment income (loss) to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	(9.64	)%(c)
After reimbursement and/or waiver of expenses by Adviser	0.16	%(c)
Portfolio Turnover	51	%(b)

(a)Aston/Cardinal Mid Cap Value Fund-Class N commenced investment operations on November 2, 2007.

(b)Not Annualized.

(c)Annualized.

79

Financial Highlights (continued)

ASTON/RIVER ROAD SMALL-MID CAP FUND

	Year		Period
	Ended		Ended
	10/31/08		10/31/07(a)

Net Asset Value, Beginning of Period	$10.13		$10.00

Income from Investment Operations:
Net investment income	—	(b)(c)	0.01
Net realized and unrealized loss on investments	(3.00)		0.12

Total from investment operations	(3.00)		0.13

Net increase (decrease) in net asset value	(3.00)		0.13

Net Asset Value, End of Period	$7.13		$10.13

Total Return	(29.62)%		1.30	%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$26,714		$10,292
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.56%		3.18	%(e)
After reimbursement and/or waiver of expenses by Adviser	1.50%		1.50	%(e)
Ratios of net investment income (loss) to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	(0.08)%		(1.43)	%(e)
After reimbursement and/or waiver of expenses by Adviser	(0.02)%		0.25	%(e)
Portfolio Turnover	54.93%		41.51	%(d)

(a)Aston/River Road Small-Mid Cap Fund-Class N commenced investment operations on March 29, 2007.

(b)Represents less than $0.005 per share.

(c)The selected per share data was calculated using the weighted average shares outstanding method for the period.

(d)Not Annualized.

(e)Annualized.

80

Financial Highlights (continued)

ASTON/VEREDUS AGGRESSIVE GROWTH FUND

	Year		Year		Year		Year	Year
	Ended		Ended		Ended		Ended	Ended
	10/31/08		10/31/07		10/31/06		10/31/05	10/31/04

Net Asset Value, Beginning of Period	$22.42		$18.44		$18.35		$16.26	$15.24

Income from Investment Operations:
Net investment loss	(0.17)		(0.24	)(a)	(0.22	)(a)	(0.20)	(0.18)
Net realized and unrealized gain (loss) on investments	(8.31)		5.45		0.31		2.29	1.20

Total from investment operations	(8.48)		5.21		0.09		2.09	1.02

Less Distributions:
Distribution from net realized gain on investments	(5.56)		(1.23)		—		—	—

Total distributions	(5.56)		(1.23)		—		—	—

Net increase (decrease) in net asset value	(14.04)		3.98		0.09		2.09	1.02

Net Asset Value, End of Period	$8.38		$22.42		$18.44		$18.35	$16.26

Total Return	(47.87)%		30.01%		0.49%		12.85%	6.69%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$43,149		$114,803		$367,113		$549,452	$524,737
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.55	%(b)	1.48	%(b)	1.41	%(b)	1.42%	1.43%
After reimbursement and/or waiver of expenses by Adviser	1.49	%(b)	1.48	%(b)	1.41	%(b)	1.42%	1.43%
Ratios of net investment loss to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	(1.21)%		(1.27)%		(1.15)%		(1.06)%	(1.18)%
After reimbursement and/or waiver of expenses by Adviser	(1.15)%		(1.27)%		(1.15)%		(1.06)%	(1.18)%
Portfolio Turnover	166.19%		126.54%		133.21%		140.04%	118.89%

(a)The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2008, 0.02% for the year ended October 31, 2007 and less than 0.005% for the year ended October 31, 2006, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit.

81

Financial Highlights (continued)

ASTON/TAMRO SMALL CAP FUND

	Year	Year		Year		Year		Year
	Ended	Ended		Ended		Ended		Ended
	10/31/08	10/31/07		10/31/06		10/31/05		10/31/04

Net Asset Value, Beginning of Period	$20.99	$19.73		$15.63		$15.25		$15.75

Income from Investment Operations:
Net investment income (loss)	0.05	(0.08	)(a)	(0.07	)(a)	(0.07	)(a)	(0.09)
Net realized and unrealized gain (loss) on investments	(6.43)	2.48		4.17		1.45		1.62

Total from investment operations	(6.38)	2.40		4.10		1.38		1.53

Less Distributions:
Distributions from net realized gain on investments	(0.97)	(1.14)		—		(1.00)		(2.03)

Total distributions	(0.97)	(1.14)		—		(1.00)		(2.03)

Net increase (decrease) in net asset value	(7.35)	1.26		4.10		0.38		(0.50)

Net Asset Value, End of Period	$13.64	$20.99		$19.73		$15.63		$15.25

Total Return	(31.58)%	12.56%		26.23%		9.16%		10.17%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$159,965	$235,242		$182,462		$148,950		$112,809
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.32%	1.33	%(b)	1.42%		1.41%		1.42%
After reimbursement and/or waiver of expenses by Adviser	1.30%	1.30	%(b)	1.30%		1.30%		1.30%
Ratios of net investment (loss) to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	0.29%	(0.42)%		(0.51)%		(0.58)%		(0.89)%
After reimbursement and/or waiver of expenses by Adviser	0.31%	(0.39)%		(0.39)%		(0.47)%		(0.77)%
Portfolio Turnover	66.65%	58.88%		58.28%		56.28%		102.56%

(a)The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)Ratios of expenses to average net assets include interest expenses of less than 0.005% for the year ended October 31, 2007, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit.

82

Financial Highlights (continued)

ASTON/RIVER ROAD SMALL CAP VALUE FUND

	Year		Year		Year	Period
	Ended		Ended		Ended	Ended
	10/31/08		10/31/07		10/31/06	10/31/05(a)

Net Asset Value, Beginning of Period	$14.37		$13.46		$10.28	$10.00

Income from Investment Operations:
Net investment loss	0.01	(b)	0.05	(b)	0.02	—	(c)
Net realized and unrealized gain (loss) on investments	(4.54)		1.04		3.16	0.28

Total from investment operations	(4.53)		1.09		3.18	0.28

Less Distributions:
Distributions from and in excess of net investment income	—		(0.05)		—	—
Distribution from net realized gain on investments	(0.54)		(0.13)		—	—

Total Distributions	(0.54)		(0.18)		—	—

Net increase (decrease) in net asset value	(5.07)		0.91		3.18	0.28

Net Asset Value, End of Period	$9.30		$14.37		$13.46	$10.28

Total Return	(32.51)%		8.12%		30.93%	2.80	%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$160,245		$237,695		$167,438	$6,299
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.45	%(e)	1.44	%(e)	1.78%	2.86	%(f)
After reimbursement and/or waiver of expenses by Adviser	1.45	%(e)	1.44	%(e)	1.43%	1.50	%(f)
Ratios of net investment (income) loss to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	0.08%		0.38%		0.25%	(1.41	)%(f)
After reimbursement and/or waiver of expenses by Adviser	0.08%		0.38%		0.60%	(0.05	)%(f)
Portfolio Turnover	57.32%		74.18%		51.63%	20.82	%(d)(g)

(a)Aston/River Road Small Cap Value Fund-Class N commenced investment operations on June 28, 2005.

(b)The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)Represents less than $(0.005) per share.

(d)Not Annualized.

(e)Ratios of expenses to average net assets include interest expenses of less than 0.005% for the year ended October 31, 2008 and the year ended October 31, 2007, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit.

(f)Annualized

(g)Portfolio turnover rate excludes securities from processing a subscription-in-kind.

83

Financial Highlights (continued)

ASTON/NEPTUNE INTERNATIONAL FUND

	Period
	Ended
	10/31/08(a)

Net Asset Value, Beginning of Period	$11.14

Income from Investment Operations:
Net investment income	0.02	(b)
Net realized and unrealized loss on investments	(5.31)

Total from investment operations	(5.29)

Less Distributions:
Distributions from and in excess of net investment income	—

Total distributions	—

Net decrease in net asset value	(5.29)

Net Asset Value, End of Period	$5.85

Total Return	(47.49	)%(c)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$225
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	3.15	%(d)
After reimbursement and/or waiver of expenses by Adviser	1.27	%(d)
Ratios of net investment income (loss) to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	(1.24	)%(d)
After reimbursement and/or waiver of expenses by Adviser	0.64	%(d)
Portfolio Turnover	7.39	%(c)

(a)Aston/Neptune International Fund-Class N commenced investment operations on June 18, 2008.

(b)The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)Not Annualized.

(d)Annualized.

84

Financial Highlights (continued)

ASTON/FORTIS GLOBAL REAL ESTATE FUND

	Year	Period
	Ended	Ended
	10/31/08	10/31/07(a)

Net Asset Value, Beginning of Period	$11.08	$10.00

Income from Investment Operations:
Net investment income	0.14	0.05
Net realized and unrealized loss on investments	(5.75)	1.03

Total from investment operations	(5.61)	1.08

Less Distributions:
Distributions from and in excess of net investment income	(0.15)	—
Distributions from net realized gain on investments	(0.05)	—

Total distributions	(0.20)	—

Net increase (decrease) in net asset value	(5.81)	1.08

Net Asset Value, End of Period	$5.27	$11.08

Total Return	(51.45)%	10.80	%(b)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$11,187	$21,635
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	2.26%	2.35	%(c)
After reimbursement and/or waiver of expenses by Adviser	1.50%	1.50	%(c)
Ratios of net investment income to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	0.87%	1.30	%(c)
After reimbursement and/or waiver of expenses by Adviser	1.63%	2.15	%(c)
Portfolio Turnover	88.36%	22.83	%(b)

(a)Aston/Fortis Global Real Estate Fund-Class N commenced investment operations on August 3, 2007.

(b)Not Annualized.

(c)Annualized.

85

Financial Highlights (continued)

ASTON/SMART PORTFOLIOS FUND

	Period
	Ended
	10/31/08(a)

Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net investment income	0.07
Net realized and unrealized loss on investments	(1.76)

Total from investment operations	(1.69)

Less Distributions:
Net investment income	(0.07)

Total distributions	(0.07)

Net decrease in net asset value	(1.76)

Net Asset Value, End of Period	$8.24

Total Return	(16.98	)%(b)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$6,070
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	5.11	%(d)(e)
After reimbursement and/or waiver of expenses by Adviser	1.31	%(d)(e)
Ratios of net investment income (loss) to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	(2.48	)%(d)(e)
After reimbursement and/or waiver of expenses by Adviser	1.32	%(d)(e)
Portfolio Turnover	498.68	%(b)

(a)Aston/Smart Portfolios Fund-Class N commenced investment operations on January 10, 2008.

(b)Not Annualized.

(c)Does not include expenses of the underlying funds in which the Fund invests.

(d)Ratios of expenses to average net assets include interest expense of 0.01% for the period ended October 31, 2008, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit.

(e)Annualized.

86

Financial Highlights (continued)

ASTON/NEW CENTURY ABSOLUTE RETURN ETF FUND

	Period
	Ended
	10/31/08(a)

Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net investment income	0.01
Net realized and unrealized loss on investments	(1.37)

Total from investment operations	(1.36)

Net decrease in net asset value	(1.36)

Net Asset Value, End of Period	$8.64

Total Return	(13.60	)%(b)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$13,748
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	3.77	%(d)
After reimbursement and/or waiver of expenses by Adviser	1.50	%(d)
Ratios of net investment income (loss) to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	(2.02	)%(d)
After reimbursement and/or waiver of expenses by Adviser	0.25	%(d)
Portfolio Turnover	172.11	%(b)

(a)Aston/New Century Absolute Return ETF Fund-Class N commenced investment operations on March 4, 2008.

(b)Not Annualized.

(c)Does not include expenses of the underlying funds in which the Fund invests.

(d)Annualized.

87

Financial Highlights (continued)

ASTON/MB ENHANCED EQUITY INCOME FUND

	Period
	Ended
	10/31/08(a)

Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net investment income	0.14
Net realized and unrealized loss on investments	(1.91)

Total from investment operations	(1.77)

Less Distributions:
Distributions from and in excess of net investment income	(0.14)

Total distributions	(0.14)

Net decrease in net asset value	(1.91)

Net Asset Value, End of Period	$8.09

Total Return	(17.91	)%(b)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$14,389
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	2.38	%(c)
After reimbursement and/or waiver of expenses by Adviser	1.10	%(c)
Ratios of net investment income to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	0.86	%(c)
After reimbursement and/or waiver of expenses by Adviser	2.14	%(c)
Portfolio Turnover	23.68	%(b)

(a)Aston/MB Enhanced Equity Income Fund-Class N commenced investment operations on January 15, 2008.

(b)Not Annualized.

(c)Annualized.

88

Financial Highlights (continued)

ASTON/FORTIS REAL ESTATE FUND

	Year		Year		Year		Year	Year
	Ended		Ended		Ended		Ended	Ended
	10/31/08		10/31/07		10/31/06		10/31/05	10/31/04

Net Asset Value, Beginning of Period	$15.59		$19.99		$16.23		$14.56	$11.52

Income from Investment Operations:
Net investment income	0.07	(a)	0.30	(a)	0.32	(a)	0.46 (a)	0.44
Net realized and unrealized gain (loss) on investments	(5.50)		(0.40)		5.42		2.10	3.02

Total from investment operations	(5.43)		(0.10)		5.74		2.56	3.46

Less Distributions:
Distributions from and in excess of net investment income	(0.09)		(0.05)		(0.13)		(0.26)	(0.30)
Distributions from net realized gain on investments	(3.99)		(4.25)		(1.85)		(0.63)	(0.12)

Total distributions	(4.08)		(4.30)		(1.98)		(0.89)	(0.42)

Net increase (decrease) in net asset value	(9.51)		(4.40)		3.76		1.67	3.04

Net Asset Value, End of Period	$6.08		$15.59		$19.99		$16.23	$14.56

Total Return	(43.76)%		(1.41)%		39.19%		18.06%	30.73%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$6,030		$49,123		$72,506		$54,851	$72,451
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.57	%(b)	1.46	%(b)	1.46	%(b)	1.45%	1.46%
After reimbursement and/or waiver of expenses by Adviser	1.37	%(b)	1.37	%(b)	1.37	%(b)	1.37%	1.37%
Ratios of net investment income to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	0.49%		1.73%		1.77%		2.91%	3.50%
After reimbursement and/or waiver of expenses by Adviser	0.69%		1.82%		1.86%		2.99%	3.59%
Portfolio Turnover	85.08%		88.75%		83.15%		43.14%	24.28%

(a)The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)Ratios of expenses to average net assets include interest expense of less than 0.005% for the years ended October 31, 2008, October 31, 2007 and October 31, 2006, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit.

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Financial Highlights (continued)

ASTON/MONTAG & CALDWELL BALANCED FUND

	Year	Year		Year		Year	Year
	Ended	Ended		Ended		Ended	Ended
	10/31/08	10/31/07		10/31/06		10/31/05	10/31/04

Net Asset Value, Beginning of Period	$19.98	$17.21		$16.41		$15.81	$15.57

Income from Investment Operations:
Net investment income(a)	0.29	0.19	(a)	0.18	(a)	0.17 (a)	0.19 (a)
Net realized and unrealized gain (loss) on investments(a)	(4.42)	2.82		0.87		0.67	0.30

Total from investment operations	(4.13)	3.01		1.05		0.84	0.49

Less Distributions:
Distributions from and in excess of net investment income	(0.24)	(0.24)		(0.25)		(0.24)	(0.25)

Total distributions	(0.24)	(0.24)		(0.25)		(0.24)	(0.25)

Net increase (decrease) in net asset value	(4.37)	2.77		0.80		0.60	0.24

Net Asset Value, End of Period	$15.61	$19.98		$17.21		$16.41	$15.81

Total Return	(20.87)%	17.63%		6.56%		5.27%	3.15%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$16,586	$16,703		$23,355		$48,759	$93,935
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.74%	1.72	%(b)	1.33	%(b)	1.16%	1.13%
After reimbursement and/or waiver of expenses by Adviser	1.35%	1.36	%(b)	1.33	%(b)	1.16%	1.13%
Ratios of net investment income to average net assets:
Before reimbursement and/or waiver of expenses by Adviser(a)	0.74%	0.71%		1.07%		1.04%	1.18%
After reimbursement and/or waiver of expenses by Adviser(a)	1.13%	1.07%		1.07%		1.04%	1.18%
Portfolio Turnover	43.65%	36.25%		33.70%		33.43%	35.90%

(a)The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)Ratios of expenses to average net assets include interest expense of less than 0.01% for the year ended October 31, 2007 and less than 0.005% for the year ended October 31, 2006, which is not included in the voluntary expense limitation. The interest expense is from utilizing the line of credit.

90

Financial Highlights (continued)

ASTON BALANCED FUND

	Year		Year		Year		Year	Year
	Ended		Ended		Ended		Ended	Ended
	10/31/08		10/31/07		10/31/06		10/31/05	10/31/04

Net Asset Value, Beginning of Period	$7.97		$10.65		$10.84		$11.32	$11.07

Income from Investment Operations:
Net investment income	0.08		0.12		0.12		0.16	0.14
Net realized and unrealized gain (loss) on investments	(1.73)		0.69		0.45		0.20	0.27

Total from investment operations	(1.65)		0.81		0.57		0.36	0.41

Less Distributions:
Distributions from and in excess of net investment income	(0.09)		(0.14)		(0.17)		(0.19)	(0.16)
Distributions from net realized gain on investments	(1.40)		(3.35)		(0.59)		(0.65)	—

Total distributions	(1.49)		(3.49)		(0.76)		(0.84)	(0.16)

Net increase (decrease) in net asset value	(3.14)		(2.68)		(0.19)		(0.48)	0.25

Net Asset Value, End of Period	$4.83		$7.97		$10.65		$10.84	$11.32

Total Return	(24.76)%		10.47%		5.33%		3.20%	3.73%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$17,673		$35,924		$60,831		$173,051	$230,244
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.50	%(a)	1.31	%(a)	1.14	%(a)	1.09%	1.07%
After reimbursement and/or waiver of expenses by Adviser	1.50	%(a)	1.31	%(a)	1.14	%(a)	1.09%	1.07%
Ratios of net investment income to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.33%		1.48%		1.38%		1.53%	1.20%
After reimbursement and/or waiver of expenses by Adviser	1.33%		1.48%		1.38%		1.53%	1.20%
Portfolio Turnover	106.18%		60.93%		36.66%		28.76%	28.32%

(a)Ratios of expenses to average net assets include interest expense of 0.01% for the year ended October 31, 2008, less than 0.01% for the year ended October 31, 2007 and less than 0.005% for the year ended October 31, 2006. The interest expense is from utilizing the line of credit.

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Financial Highlights (continued)

ASTON/TCH FIXED INCOME FUND

	Year	Year		Year		Year	Year
	Ended	Ended		Ended		Ended	Ended
	10/31/08	10/31/07		10/31/06		10/31/05	10/31/04

Net Asset Value, Beginning of Period	$9.73	$9.62		$9.69		$10.13	$10.07

Income from Investment Operations:
Net investment income	0.47	0.48	(a)	0.45	(a)	0.42 (a)	0.43
Net realized and unrealized gain (loss) on investments	(1.10)	0.14		(0.04)		(0.38)	0.13

Total from investment operations	(0.63)	0.62		0.41		0.04	0.56

Less Distributions:
Distributions from and in excess of net investment income	(0.50)	(0.51)		(0.48)		(0.48)	(0.50)

Total distributions	(0.50)	(0.51)		(0.48)		(0.48)	(0.50)

Net increase (decrease) in net asset value	(1.13)	0.11		(0.07)		(0.44)	0.06

Net Asset Value, End of Period	$8.60	$9.73		$9.62		$9.69	$10.13

Total Return	(6.89)%	6.56%		4.42%		0.40%	5.66%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$42,765	$52,662		$77,096		$138,807	$154,079
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.06%	1.04	%(b)	0.96	%(b)	0.95%	0.92%
After reimbursement and/or waiver of expenses by Adviser	0.65%	0.73	%(b)(c)	0.75	%(b)	0.74%	0.74%
Ratios of net investment income to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	4.59%	4.63%		4.45%		3.98%	4.08%
After reimbursement and/or waiver of expenses by Adviser	5.00%	4.94%		4.66%		4.19%	4.26%
Portfolio Turnover	78.39%	71.61%		71.19%		41.33%	46.80%

(a)The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)Ratios of expenses to average net assets include interest expense of less than 0.005% for the years ended October 31, 2007 and October 31, 2006, which is not included in the contractual or voluntary expense limitation. The interest expense is from utilizing the line of credit.

(c)The Adviser’s expense reimbursement level, which effects the net expense ratio was changed from 0.74% to 0.64% on September 1, 2007. Subsequently, on October 1, 2008, the Adviser’s expense reimbursement level changed from 0.64% to 0.74%.

92

Financial Highlights (continued)

ASTON/FORTIS INVESTOR MONEY MARKET FUND

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	10/31/08	10/31/07	10/31/06	10/31/05	10/31/04

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from Investment Operations:
Net investment income	0.02	0.05	0.04	0.02	0.01

Less Distributions from:
Net investment income	(0.02)	(0.05)	(0.04)	(0.02)	(0.01)
Net realized gain on investments	—	—	— (a)	—	—

Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	2.28%	4.67%	4.30%	2.36%	0.71%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$35,508	$36,959	$84,778	$117,039	$219,891
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	0.84%	0.68%	0.61%	0.55%	0.53%
After reimbursement and/or waiver of expenses by Adviser	0.84%	0.68%	0.61%	0.55%	0.53%
Ratios of net investment income to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	2.25%	4.62%	4.18%	2.19%	0.71%
After reimbursement and/or waiver of expenses by Adviser	2.25%	4.62%	4.18%	2.19%	0.71%

(a)Represents less than $0.005 per share.

93

General Information

If you wish to know more about Aston Funds, you will find additional information in the following documents:

SHAREHOLDER REPORTS

You will receive an unaudited semi-annual report dated April 30 and an annual report dated October 31 which is audited by an independent registered public accounting firm. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI, which is incorporated into this prospectus by reference and dated March 1, 2009, as amended from time to time, is available to you without charge and can be mailed to you upon request. It contains more detailed information about the Funds.

HOW TO OBTAIN REPORTS

Contacting Aston Funds
You can get free copies of the reports and SAI, request other information and get answers to your questions about the Funds by contacting:

Address:	Aston Funds P.O. Box 9765 Providence, RI 02940

Phone:	Shareholder Services &	800 992-8151
Fund Literature
	Investment Advisor Services	800 597-9704

Web site:	www.astonfunds.com

Obtaining Information from the SEC
You can visit the EDGAR Database on the SEC’s Web site at http://www.sec.gov to view the SAI and other information. You can also view and copy information about the Funds at the SEC’s Public Reference Room in Washington, D.C. To find out more about the Public Reference Room, you can call the SEC at 202 551-8090. Also, you can obtain copies of this information after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington D.C. 20549-0102.

Investment Company Act File Number: 811-8004

94

Aston Funds
P.O. Box 9765
Providence, RI 02940

Aston Funds
Class I Shares
Prospectus

March 1, 2009 – Institutional Funds

A diversified, actively managed fund family with a process-driven approach to investing.

NOT FDIC INSURED. NO BANK GUARANTEE. MAY LOSE VALUE.

The Securities and Exchange Commission has not approved or disapproved these or any mutual fund's shares or determined if this prospectus is accurate or complete. Any representation to the contrary is a crime.

EQUITY FUNDS	Ticker Symbol

Large Cap
Montag & Caldwell Growth Fund	MCGIX
Aston/Veredus Select Growth Fund	AVISX
Aston Growth Fund	CTGIX
Aston Value Fund	AAVIX

Multi Cap
Aston/River Road Dividend All Cap Value Fund	ARIDX
Mid Cap
Aston/Optimum Mid Cap Fund	ABMIX

Small-Mid Cap
Aston/River Road Small-Mid Cap Fund	ARIMX

Small Cap
Aston/Veredus Aggressive Growth Fund	AVEIX
Aston/TAMRO Small Cap Fund	ATSIX
Aston/River Road Small Cap Value Fund	ARSIX

INTERNATIONAL FUNDS

Aston/Neptune International Fund	ANIIX
Aston/Barings International Fund	ABIIX

SECTOR FUND
Aston/Fortis Real Estate Fund	AARIX

BALANCED FUND

Montag & Caldwell Balanced Fund	MOBIX

FIXED INCOME FUND

Aston/TCH Fixed Income Fund	CTBIX

Thank you for your interest in Aston Funds.  This prospectus pertains only to Class I shares of the funds listed here in the Table of Contents. Please read this prospectus carefully and keep it for future reference.

For a list of terms with definitions that you may find helpful as you read this prospectus, please refer to the “Investment Terms” Section.

Mutual fund shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the Federal Deposit Insurance Corporation (FDIC).

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Categories of Aston Funds

Aston Funds (the “Trust”) is an open-end management investment company that currently offers 29 separate investment portfolios, including equity, balanced, international, sector, fixed income and money market funds. Class I shares of 15 of the portfolios (the “Funds”) are offered in this prospectus; other funds and classes are offered under separate prospectuses.

Aston Asset Management LLC (“Aston” or “Adviser”) is the investment adviser, administrator and sponsor of the Funds. Aston manages each Fund by retaining one or more subadvisers (“Subadvisers”) to manage each Fund.

EQUITY FUNDS

Equity funds invest principally in stocks and other equity securities. Equity funds may have greater total return potential than non-equity funds, but they also have greater risk.

INTERNATIONAL FUNDS

International funds invest principally in stocks and other securities issued by foreign companies throughout the world. International funds invest in foreign securities that are subject to currency, regulatory, information and political risks.

SECTOR FUNDS

Sector funds invest primarily in stocks and other securities of issuers that operate in a particular industry or sector of the economy. Because the holdings of this type of fund focus on one or more related industries or sectors, the share price of a sector fund may be more volatile than a fund with more diversified holdings.

BALANCED FUNDS

Balanced funds invest in a mix of stocks and fixed income securities and combine the benefits of both types of securities — capital appreciation or growth from stocks and income from fixed income securities. Like most other mutual funds, the share price of a balanced fund moves up and down in response to charges in the stock market and interest rates.

FIXED INCOME FUNDS

Fixed income funds invest in corporate and government bonds and other fixed income securities. These funds provide regular income.

No single fund is intended to be a complete investment program, but individual funds can be an important part of a balanced and diversified investment program. Mutual funds have the following general risks:

•	the value of fund shares will fluctuate
•	you could lose money
•	you cannot be certain that a fund will achieve its investment objective

3

Investment Summaries

EQUITY FUNDS

Large Cap

MONTAG & CALDWELL GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation and, secondarily, current income, by investing primarily in common stocks and convertible securities.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in common stocks and convertible securities. The portfolio manager uses a bottom-up approach to stock selection and seeks high quality, well-established large-cap companies that the portfolio manager believes are growing their near-term earnings at an above average rate. The portfolio manager emphasizes valuation to find companies selling at a discount to their intrinsic value. These companies must pass an initial capitalization screen and:

•	have a strong history of earnings growth
•	are attractively priced, relative to the company’s potential for above average long-term earnings and revenue growth
•	have strong balance sheets
•	have a sustainable competitive advantage
•	are currently, or have the potential to become, industry leaders
•	have the potential to outperform during market downturns

The Fund may invest in foreign securities (directly and through depositary receipts).

To manage risk, the portfolio manager limits sector and individual security exposure, and adheres to a strong sell discipline.

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved.

Risks. These principal investment risks apply to the Fund:
foreign securities, growth style, liquidity, manager and market risks. See the next Section, “Principal Investment Risks,” for a more detailed discussion of these risks and other principal risks common to all Funds.

ASTON/VEREDUS SELECT GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in growth stocks of mid-cap and large-cap companies whose earnings are growing, or are expected to grow, at an accelerating rate. The Fund defines a mid-cap company as one having a market capitalization of between approximately $2.5 and $9 billion at the time of acquisition. The portfolio managers define a large-cap company as one having a market capitalization of approximately $9 billion or more at the time of acquisition. The portfolio managers look for inefficiencies in the market caused by inaccurate expectations (e.g., positive earnings surprises, estimate revisions). The focus is on companies that have:

•	expanding unit volume growth
•	expanding profit margin potential
•	high or improving cash flow return on investment
•	large markets with high barriers to entry

The Fund may invest in ETFs and foreign securities (directly and through depositary receipts).

To help manage risk, the portfolio managers adhere to a strong sell discipline. In the course of implementing its principal investment strategies, the Fund will likely experience a high annual turnover rate (350% or more).

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved.

Risks. These principal investment risks apply to the Fund:
foreign securities, growth style, liquidity, manager, market, mid-cap company and portfolio turnover risks. See the next Section, “Principal Investment Risks,” for a more detailed discussion of these risks and other principal risks common to all Funds.

ASTON GROWTH FUND
(Formerly Aston/ABN AMRO Growth Fund)

INVESTMENT OBJECTIVE

The Fund seeks long-term total return through a combination of capital appreciation and current income by investing primarily in a combination of stocks and bonds.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in common stocks and convertible securities. The portfolio manager uses a bottom-up approach to stock selection and seeks high quality, well-established large-cap companies that the portfolio manager believes are growing their near-term earnings at an above average rate. The portfolio

4

Investment Summaries (continued)

manager emphasizes valuation to find companies selling at a discount to their intrinsic value. These companies must pass an initial capitalization screen and:

•	have a strong history of earnings growth
•	are attractively priced, relative to the company’s potential for above average long-term earnings and revenue growth
•	have strong balance sheets
•	have a sustainable competitive advantage
•	are currently, or have the potential to become, industry leaders
•	have the potential to outperform during market downturns

The Fund may invest in foreign securities (directly and through depositary receipts).

To manage risk, the portfolio manager limits sector and individual security exposure, and adheres to a strong sell discipline.

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in this Fund. There can be no assurance that the Fund’s investment objective will be achieved.

Risks. These principal investment risks apply to the Fund:
foreign securities, growth style, liquidity, manager and market risks. See the next Section,“Principal Investment Risks,” for a more detailed discussion of these risks and other principal risks common to all Funds.

ASTON VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide total return through long-term capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests primarily in equity securities of companies that its portfolio managers believe are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures. While the Fund may invest its assets in companies of any size, the portfolio managers generally focus on companies with large capitalizations.

The portfolio managers use a bottom-up investment approach in buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of:

•	Earnings
•	Cash flow
•	Competitive position
•	Management ability

Quantitative analysis of these and other factors may also be considered.

The Fund may also invest in REITS, convertible securities, preferred stocks, and foreign securities (directly and through depositary receipts).

To help manage risk the portfolio managers generally limit position sizes, diversify among sectors, and adhere to a strong sell discipline.

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved.

Risks. These principal investment risks apply to the Fund:
foreign securities, liquidity, manager, market, REIT and value style risks. See the next Section, “Principal Investment Risks,” for a more detailed discussion of these risks and other principal risks common to all Funds.

Multi Cap

ASTON/RIVER ROAD DIVIDEND ALL CAP VALUE FUND (Formerly Aston/River Road Dynamic Equity Income Fund)

INVESTMENT OBJECTIVE

The Fund seeks to provide high current income and, secondarily, long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its assets in equity securities. The Fund invests in a diversified, all - cap portfolio of income-producing equity securities with yields that the portfolio managers believe will exceed the Russell 3000 Value Index. The Fund invests primarily in dividend paying common and convertible preferred stocks and REITs. The Fund may also invest in foreign securities (directly and through depositary receipts), closed-end funds or other investment companies, publicly traded partnerships and royalty income trusts. Using systematic and dynamic internal research through multiple sources, the portfolio managers narrow the field of companies into a more refined working universe. The portfolio managers then employ a value-driven, bottom-up approach that seeks to identify the following characteristics:

•	high, growing dividend yield
•	financial strength
•	priced at a discount to absolute value
•	attractive business model
•	shareholder-oriented management
•	undiscovered, underfollowed, misunderstood companies

To manage risk, the portfolio managers employ a structured sell discipline and a strategy of diversification across market sectors, capitalization size, sovereignty and security type.

5

Investment Summaries (continued)

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved.

Risks. These principal investment risks apply to the Fund:
foreign securities, liquidity, manager, market, mid-cap company, REIT, small-cap company and value style risks. See the next Section, “Principal Investment Risks,” for a more detailed discussion of these risks and other principal risks common to all Funds.

Mid Cap

ASTON/OPTIMUM MID CAP FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term total return through capital appreciation by investing primarily in common and preferred stocks and convertible securities.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its assets in mid-cap stocks of companies with an improving revenue and earnings growth outlook. The Fund defines a mid-cap company as one having a market capitalization of between $1 and $12 billion at the time of acquisition. The portfolio manager selects approximately 40 stocks based on bottom-up fundamental analysis.

Important investment criteria include:

•	market share growth
•	attractive valuation
•	low relative leverage
•	focused business franchise
•	experienced management
•	strong or improving financials

The Fund may invest in foreign securities (directly and through depositary receipts).

The portfolio manager takes a long-term approach with a focus on maximizing after-tax returns.

To manage risk, the portfolio manager employs a valuation discipline to limit downside risk, limits position sizes and sector exposure, and adheres to a strong sell discipline.

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved.

Risks. These principal investment risks apply to the Fund:
foreign securities, growth style, liquidity, manager, market, mid-cap company, small-cap company and value style risks. See the next Section, “Principal Investment Risks,” for a more detailed discussion of these risks and other principal risks common to all Funds.

Small-Mid Cap

ASTON/RIVER ROAD SMALL-MID CAP FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its assets in common stocks and other equity securities of small- and mid-cap companies with market capitalizations of less than $6 billion at the time of acquisition that the portfolio managers believe are undervalued. Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. The Fund may also invest in common stock of companies with market capitalizations that exceed $6 billion, REITs, convertible securities and foreign securities (directly and through depositary receipts).

Using systematic and dynamic internal research, the portfolio managers narrow the field of small- and mid-cap companies into a more refined working universe. The portfolio managers then employ a value-driven, bottom-up fundamental approach that seeks to identify the following characteristics:

•	financial strength
•	priced at a discount to absolute value
•	attractive business model
•	shareholder-oriented management
•	undiscovered, underfollowed or misunderstood companies

To manage risk, the portfolio managers employ a strategy of diversification, and adhere to a structured sell discipline.

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved.

Risks. These principal investment risks apply to the Fund:
foreign securities, liquidity, manager, market, mid-cap company, REIT, small-cap company and value style risks. See the next Section, “Principal Investment Risks,” for a more detailed discussion of these risks and other principal risks common to all Funds.

Small Cap

ASTON/VEREDUS AGGRESSIVE GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide capital appreciation.

6

Investment Summaries (continued)

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in growth stocks of small-cap companies whose earnings are growing, or are expected to grow, at an accelerating rate. The Fund defines a small-cap company as one having a market capitalization of less than $2.5 billion at the time of acquisition. The Fund looks for inefficiencies in the market caused by inaccurate expectations (e.g., positive earnings surprises, estimate revisions). The focus is on companies that have:

•	expanding unit volume growth
•	expanding profit margin potential
•	high or improving cash flow return on investment
•	large markets with high barriers to entry

The Fund may also invest in equity securities of mid-cap companies. The portfolio managers define a mid-cap company as one having a market capitalization of between approximately $2.5 to $9 billion at the time of acquisition.

The Fund may also invest in ETFs and foreign securities (directly and through depositary receipts).

To help manage risk, the portfolio managers adhere to a strong sell discipline. In the course of implementing its principal investment strategies, the Fund will likely experience a high annual turnover rate (200% or more).

The Fund has entered into a program with ReFlow Fund LLC (“ReFlow”) to provide cash liquidity for redemptions under certain circumstances. The program is described in the Funds’ statement of additional information (“SAI”).

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved.

Risks. These principal investment risks apply to the Fund:
foreign securities, growth style, liquidity, manager, market, mid-cap company, portfolio turnover and small-cap company risks. See the next Section, “Principal Investment Risks,” for a more detailed discussion of these risks and other principal risks common to all Funds.

ASTON/TAMRO SMALL CAP FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in a blended portfolio of growth and value stocks of small-cap companies. The Fund considers companies with market capitalizations of up to $2.75 billion, at the time of acquisition to be small-cap companies. The portfolio manager seeks opportunities across the growth/value spectrum, resulting in what is generally considered a “core” portfolio.

The portfolio manager’s investment process focuses on bottom-up stock selection with the goal of identifying companies that possess a sustainable competitive advantage combined with an attractive valuation. A sustainable competitive advantage may be derived from a unique product or service offering, a capable and proven management team, and sound financials.

Through the use of both qualitative and quantitative evaluation, the portfolio manager seeks securities that meet the specific criteria of one of three investment categories:

•	Leaders (best of class)
•	Laggards (companies undergoing a restructuring)
•	Innovators (dedication to introducing new products or services)

The Fund may also invest in REITs, foreign securities (directly and through depositary receipts), convertible bonds, securities outside the small-cap range and cash-equivalent securities.

To manage risk, the portfolio manager limits position sizes, diversifies across market sectors and adheres to a strong sell discipline.

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved.

Risks. These principal investment risks apply to the Fund: below investment grade (high yield) securities, credit, foreign securities, growth style, liquidity, manager, market, REIT, small-cap company and value style risks. See the next Section, “Principal Investment Risks,” for a more detailed discussion of these risks and other principal risks common to all Funds.

ASTON/RIVER ROAD SMALL CAP VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its assets in common stocks and other equity securities of small-cap companies that the portfolio managers believe are undervalued. Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. The portfolio managers consider companies with market capitalizations below $3 billion at the time of acquisition to be small-cap. The Fund may also invest in mid-cap stocks, REITs, convertible securities and foreign securities (directly and through depositary receipts). Using systematic and dynamic internal research, the portfolio managers narrow the field of small- and

7

Investment Summaries (continued)

mid-cap companies into a more refined working universe. The portfolio managers employ a value-driven, bottom-up fundamental approach that seeks to identify the following characteristics:

•	priced at a discount to absolute value
•	attractive business model
•	shareholder-oriented management
•	financial strength
•	undiscovered, underfollowed or misunderstood companies

To manage risk, the portfolio managers employ a strategy of diversification, and adhere to a structured sell discipline.

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved.

Risks. These principal investment risks apply to the Fund:
foreign securities, liquidity, manager, market, mid-cap company, REIT, small-cap company and value style risks. See the next Section, “Principal Investment Risks,” for a more detailed discussion of these risks and other principal risks common to all Funds.

INTERNATIONAL FUNDS

ASTON/NEPTUNE INTERNATIONAL FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its assets in securities of non-U.S. companies located throughout the world, including emerging markets. The Fund emphasizes securities of issuers in EAFE countries, but may invest in securities of issuers in any country, including the Russian Federation.

The portfolio manager employs a disciplined team-based investment process that combines a top-down industry sector analysis and bottom-up stock selection. The Fund invests primarily in common stocks, but may invest to a lesser degree in convertible securities, preferred stocks and other equity securities.

The investment process is based on a global sector view. The portfolio manager uses top-down analysis to evaluate key global sectors with an emphasis on macroeconomics and growth prospects for different industries. Allocation among countries or geographic areas is a residual of the investment process. Under normal circumstances, the Fund will invest in at least five countries outside of the U.S.

Within the targeted sectors, individual stocks are selected based on bottom-up fundamental analysis. The portfolio manager emphasizes stocks with above-average sustainable growth rates (i.e., growth stocks). The portfolio manager seeks to identify companies with one or more of the following characteristics:

•	strong competitive position
•	market leader in industry with strong growth prospects
•	potential for future growth

The market capitalization of companies held by the Fund will be a residual of the investment process. Although the Fund may invest in companies across all market capitalizations, the investment process is biased towards mid- to large-cap stocks.

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved.

Risks. These principal investment risks apply to the Fund:
emerging market, foreign securities, growth style, liquidity, manager, market and mid-cap company risks. See the next Section, “Principal Investment Risks,” for a more detailed discussion of these risks and other principal risks common to all Funds.

ASTON/BARINGS INTERNATIONAL FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide total return.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its assets in common stock and other equity securities of non-U.S. companies.

The portfolio managers employ a GARP strategy. GARP investing involves buying stocks that have a reasonable price/earnings ratio in relationship to a company’s earnings growth rate. The investment process combines bottom-up and top-down analysis. Bottom-up analysis is based on global company research that seeks to identify positive catalysts for outperformance or earnings surprise based on both growth and value factors. Top-down analysis seeks to assess the relative attractiveness of countries and sectors.

The Fund may invest in companies of all sizes, and market capitalization is a residual of the investment process. The Fund invests primarily in companies in EAFE countries and emerging markets. Under normal conditions, the Fund will invest in issuers from at least five countries excluding the U.S.

8

Investment Summaries (continued)

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved.

Risks. These principal investment risks apply to the Fund:
emerging market, foreign securities, GARP style, liquidity, manager, market, portfolio turnover, small-cap company and mid-cap company risks. See the next Section, “Principal Investment Risks,” for a more detailed discussion of these risks and other principal risks common to all Funds.

SECTOR FUND

ASTON/FORTIS REAL ESTATE FUND
 (Formerly Aston/ABN AMRO Real Estate Fund)

INVESTMENT OBJECTIVE

The Fund seeks total return through a combination of growth and income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its assets in REITs and common stocks and other equity securities of U.S. and foreign companies principally engaged in the real estate sector. The portfolio managers do not invest in real estate directly. In selecting securities for the Fund, the portfolio managers analyze long-term trends in property types and geographic regions. The portfolio managers use a combination of a top-down and a bottom-up approach. The Fund is classified as non-diversified.

Top-down approach involves:

•	analyzing demographic and economic trends
•	reviewing the real estate cycle to identify favorable geographic regions and property types

Bottom-up approach involves researching individual companies, focusing on companies with:

•	revenues primarily derived from real estate related activities
•	a significant portion of revenues from rental income
•	management stake in performance
•	a strong balance sheet and/or consistent earnings
•	internal growth prospects
•	potential growth from acquisition or development
•	free cash flow

The Fund may invest in foreign securities (directly and through depositary receipts).

To manage risk, the portfolio managers employ a strategy of sector and position constraints, and adhere to a strong sell discipline.

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved.

Risks. These principal investment risks apply to the Fund:
foreign securities, GARP style, liquidity, manager, market, non-diversification, REIT and sector concentration risks. See the next Section, “Principal Investment Risks,” for a more detailed discussion of these risks and other principal risks common to all Funds.

BALANCED FUND

MONTAG & CALDWELL BALANCED FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term total return.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in a combination of equity, fixed income and short-term securities. Generally, between 50% and 70% of the Fund’s total assets will be invested in equity securities and at least 25% will be invested in fixed income securities to provide a stable flow of income. The portfolio allocation will vary based upon the portfolio manager’s assessment of the return potential of each asset class. For equity investments, the portfolio manager uses a bottom-up approach to stock selection and seeks high quality, well-established large-cap companies that the portfolio manager believes are growing their near-term earnings at an above average rate. The portfolio manager emphasizes valuation to find companies selling at a discount to their intrinsic value. These companies must pass an initial capitalization screen and:

•	have a strong history of earnings growth
•	are attractively priced, relative to the company’s potential for above average long-term earnings and revenue growth
•	have strong balance sheets
•	have a sustainable competitive advantage
•	are currently, or have the potential to become, industry leaders
•	have the potential to outperform during market downturns

The Fund may invest in foreign securities (directly and through depositary receipts).

When selecting equity securities, the portfolio manager limits sector and individual security exposure and adheres to a strong sell discipline in order to minimize risk.

When selecting fixed income securities, the portfolio manager strives to maximize total return and minimize risk primarily through actively adjusting the portfolio’s duration and sector weightings. Emphasis is also placed on diversification and credit analysis.

The Fund will invest only in fixed income securities with an “A” or better rating. Investments will include:

•	U.S. government securities
•	corporate bonds
•	mortgage/asset-backed securities
•	money market securities and repurchase agreements

9

Investment Summaries (continued)

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved.

Risks. These principal investment risks apply to the Fund: credit, foreign securities, growth style, interest rate, liquidity, manager, market, prepayment and U.S. government agency securities risks. See the next Section, “Principal Investment Risks,” for a more detailed discussion of these risks and other principal risks common to all Funds.

FIXED INCOME FUND

ASTON/TCH FIXED INCOME FUND

INVESTMENT OBJECTIVE

The Fund seeks high current income consistent with prudent risk of capital.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its assets in bonds, primarily intermediate-term investment-grade fixed income securities. The Fund may invest in securities of the U.S. government and its agencies, corporate notes and bonds, mortgage- and asset-backed securities and short-term money market instruments. The portfolio managers select securities based on various methods of quantitative and fundamental analysis and research.

The portfolio managers seek to maintain an average weighted portfolio maturity of three to ten years. The portfolio managers emphasize investment grade fixed income securities, but may invest in high yield securities. The Fund may use futures, swaps and other derivatives for hedging purposes, to manage portfolio duration or to seek total return. Derivatives will consist primarily of futures contracts, interest rate swaps and credit default swaps. Derivatives will be used to hedge interest rate risk and credit risk. Derivatives may also be used to seek exposure to asset classes in which the Fund is authorized to invest. For example, derivatives may provide exposure to specific credits that are not available in the cash markets, or may provide more efficient access to such credits. Derivatives will not be used to seek exposure to asset classes that the Fund may not invest in directly and will not be used for leverage purposes. The net notional (or market exposure) of derivatives instruments will not exceed the net assets of the Fund. See “Additional Information Regarding Investment Strategies.”

The Fund may also invest in foreign securities.

The portfolio managers manage risk through ongoing monitoring of sector, quality and issuer exposures, and ongoing analysis of duration, convexity, and maturity.

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved.

Risks. These principal investment risks apply to the Fund: below investment grade (high yield) securities, call, credit, derivatives, foreign securities, interest rate, liquidity, manager, prepayment and U.S. government agency securities risks. See the next Section, “Principal Investment Risks,” for a more detailed discussion of these risks and other principal risks common to all Funds.

10

Principal Investment Risks

RISKS THAT APPLY TO THE FUNDS

Below Investment Grade (High Yield) Securities Risk: Bonds and other fixed income securities are rated by national ratings agencies. These ratings generally assess the ability of the issuer to pay principal and interest. Issuers of securities that are rated below investment grade (i.e., Ba1/BB+ or lower) and their unrated equivalents are typically in poor financial health, and their ability to pay interest and principal is uncertain. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated or investment grade bonds and other fixed income securities.

Call Risk: Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increased likelihood of a call may reduce the security’s price. If a fixed income security is called, a fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Credit Risk: Credit risk (also called default risk) is the risk that the issuer of a security will not be able to make principal and interest payments on a debt issue. The credit ratings of issuers could change and negatively affect a fund’s share price or yield.

When a Fund uses derivatives instruments to seek credit exposure to underlying issuers, it is subject to the credit risk of both the underlying issuer(s) and the counterparty (typically a broker or bank) to the instrument. When a Fund invests in asset-backed securities, mortgage-backed securities and CMOs, it is subject to the credit risks of the underlying assets that collateralize the instrument. Recent instability in the credit markets has resulted in increased delinquencies and credit losses on certain types of asset-backed and mortgage-backed securities.

Derivatives Risk: Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates, the risk that derivatives may not have the intended effects and may result in losses or missed opportunities, the risk that a fund will be unable to sell the derivative because of an illiquid secondary market, the risk that a counterparty is unwilling or unable to meet its obligation, and the risk that the derivative transaction could expose a fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to a fund. The use of derivatives by a fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

The use of certain derivatives provides exposure to the underlying credit market or other reference asset in excess of the cash instrument of a Fund. The use of derivatives can magnify gains and losses.

Emerging Market Risk: In addition to the general foreign securities risks, investing in emerging market countries is subject to a number of risks, including:

•	economic structures that are less diverse and mature than developed countries
•	less stable political systems and less developed legal systems
•	national policies that may restrict foreign investment
•	wide fluctuations in the value of investments
•	smaller securities markets making investments less liquid
•	special custody arrangements

Foreign Securities Risk: Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. The securities of foreign companies may be less liquid and may fluctuate more widely than those traded in U.S. markets. Foreign companies and markets may also have less governmental supervision. There may be difficulty in enforcing contractual obligations and little public information about the companies. Trades typically take more time to settle and clear, and the cost of buying and selling foreign securities is generally higher than similar costs associated with U.S. traded securities.

•	Currency Risk: The value of the securities held by a Fund may be affected by changes in exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of the holding increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in U.S. dollar terms.

•	Political/Economic Risk: Changes in economic, tax or foreign investment policies, or other political, governmental or economic actions can adversely affect the value of the securities in a fund.

•	Regulatory Risk: In foreign countries, accounting, auditing and financial reporting standards and other regulatory practices and requirements are generally different from those required for U.S. companies.

GARP Style Risk: GARP investing involves buying stocks that have a reasonable price/earnings ratio in relationship to a company’s earnings growth rate. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. During periods of growth stock underperformance, the fund’s performance may suffer.

Growth Style Risk: Growth investing involves buying stocks that have relatively high price-to-earnings ratios. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. During periods of growth stock underperformance, a fund’s performance may suffer.

11

Principal Investment Risks (continued)

Interest Rate Risk: If interest rates rise, bond prices will fall. The longer the maturity of a bond, the more sensitive a bond’s price will be to changes in interest rates. In other words, a long-term bond (30-year) will have greater price sensitivity than a short-term bond (2-year). Short-term and long-term bond prices and interest rates do not typically move the same amount or for the same reasons. Interest rate changes will impact high yield bonds in different ways depending on credit ratings. BB rated bonds are more vulnerable to prevailing rates and act more like their investment grade counterparts. For bonds rated B and below, credit risk is more significant than interest rate risk. Therefore, a fund that maintains a minimum B rating should anticipate higher interest rate risks but lower credit risks than a fund that invests in lower quality issuers.

Liquidity Risk: When there is no willing buyer and investments cannot be readily sold at the desired time or price, a fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect a fund’s value or prevent a fund from being able to take advantage of other investment opportunities. Recent instability in certain credit and fixed income markets has adversely affected and is expected to continue to affect the liquidity of certain asset classes of securities including, in particular, certain types of asset-backed, mortgage-backed and real-estate related securities. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility.

Manager Risk: The performance of a fund is dependent upon the investment adviser’s skill in selecting managers and the portfolio manager’s skill in making appropriate investments. As a result, a fund may underperform its benchmark or its peers.

Market Risk: A fund’s share price can move down in response to stock market conditions, changes in the economy or changes in a particular company’s stock price. An individual stock may decline in value even when the value of stocks in general is rising.

Mid-Cap Company Risk: Investments in mid-cap companies may entail greater risks than investments in larger, more established companies. Mid-cap companies generally have narrower product lines, more limited financial resources and a more limited trading market for their stocks compared with larger companies. As a result, their stock prices may experience greater volatility and may decline significantly in market downturns.

Non-Diversification Risk: If a fund is a non-diversified, it may invest a larger percentage of its assets in a given security than a diversified fund. As a result, it may be more susceptible to a single adverse economic, political or regulatory occurrence affecting one or more issuers in which a large percentage of its assets is invested and may experience increased volatility due to its investments in those securities.

Portfolio Turnover Risk: Frequent trading of a fund’s securities may result in a higher than average level of capital gains, including short-term gains, and will result in greater transaction costs to a fund. High portfolio turnover may increase the level of short-term capital gains. To the extent distributions to shareholders are made from net short-term capital gains of a fund (i.e., net capital gain on securities held or treated as held by a fund for one year or less minus any net capital losses on securities held or treated as held by a fund for more than one year), the distributions will be taxed at ordinary income rates for federal income tax purposes, rather than at lower long-term capital gains rates. Greater transaction costs and higher expenses as a result of portfolio turnover can negatively impact a fund’s performance.

Prepayment Risk: Mortgage-backed securities carry prepayment risk. Prices and yields of mortgage-backed securities assume that the underlying mortgages will be paid off according to a preset schedule. If the underlying mortgages are paid off early, such as when homeowners refinance as interest rates decline, a fund may be forced to reinvest the proceeds in lower yielding, higher priced securities. This may reduce a fund’s total return.

REIT Risk: Securities of REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. Real estate is also affected by general economic conditions. When growth is slowing, demand for property decreases and prices may decline. Rising interest rates, which drive up mortgage and financing costs, can restrain construction and buying and selling activity, and may reduce the appeal of real estate investments. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and self-liquidations. A REIT’s return may be adversely affected when interest rates are high or rising. Distributions from REITs generally are taxed as ordinary income for federal income tax purposes. See “Dividends, Distributions and Taxes.”

Sector Concentration Risk: Investing in sector-specific funds may entail greater risks than investing in funds diversified across sectors. Because such a fund may invest in a limited number of industries within a sector, the fund may be subject to a greater level of market risk and its performance may be more volatile than a fund that does not concentrate in a specific sector.

Small-Cap Company Risk: Investing in securities of small-cap companies may involve greater risks than investing in securities of larger, more established issuers. Small-cap companies generally have limited product lines, markets and financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established

12

Principal Investment Risks (continued)

companies. Also, small-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. As a result, their stock prices may experience greater volatility and may decline significantly in market downturns.

U.S. Government Agency Securities Risk: Certain U.S. government agency securities are backed by the right of the issuer to borrow from the U.S. Treasury while others are supported only by the credit of the issuer or instrumentality. While the U.S. government may provide financial support to U.S. government-sponsored agencies or instrumentalities, such as various actions taken to stabilize the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation in 2008, no assurance can be given that it will always do so. Such securities are neither issued nor guaranteed by the U.S. Treasury.

Value Style Risk: Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Typically, their valuation levels are less than those of growth stocks. Because different types of stocks go out of favor with investors depending on market and economic conditions, a fund’s return may be adversely affected during a market downturn and when value stocks are out of favor.

13

Principal Investment Risks (continued)

RISK SUMMARY

The following chart compares the principal risks of investing in each Fund. More information about the risks associated with investing in Aston Funds can also be found in the SAI.

Fund	Below Investment Grade (High Yield) Securities	Call	Credit	Derivatives	Emerging Market	Foreign Securities	GARP Style	Growth Style	Interest Rate	Liquidity	Manager	Market	Mid-Cap Company	Non-Diversification	Portfolio Turnover	Prepayment	REIT	Sector Concentration	Small-Cap Company	U.S. Government Agency Securities	Value Style
Montag & Caldwell Growth						X		X		X	X	X									
Aston/Veredus Select Growth						X		X		X	X	X	X		X						
Aston Growth						X		X		X	X	X									
Aston Value						X				X	X	X					X				X
Aston/River Road Dividend All Cap Value						X				X	X	X	X				X		X		X
Aston/Optimum Mid Cap						X		X		X	X	X	X						X		X
Aston/River Road Small-Mid Cap						X				X	X	X	X				X		X		X
Aston/Veredus Aggressive Growth						X		X		X	X	X	X		X				X		
Aston/TAMRO Small Cap	X		X			X		X		X	X	X					X		X		X
Aston/River Road Small Cap Value						X				X	X	X	X				X		X		X
Aston/Neptune International					X	X		X		X	X	X	X								
Aston/Barings International Fund					X	X	X			X	X	X	X		X				X		
Aston/Fortis Real Estate						X	X			X	X	X		X			X	X	X		
Montag & Caldwell Balanced			X			X		X	X	X	X	X				X				X	
Aston/TCH Fixed Income	X	X	X	X		X			X	X	X					X				X

14

Fund Performance

MONTAG & CALDWELL GROWTH FUND

FUND PERFORMANCE

The bar chart shows how the Fund’s performance has varied from year-to-year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Calendar Year Total Return

Best quarter:	12/99	17.84%
Worst quarter:	12/08	(20	.31)%

The following table indicates how the Fund’s average annual returns for different calendar periods compared to the returns of a broad-based securities market index. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

Average Annual Total Return
(For the periods ended December 31, 2008)

	1 Year	5 Years	10 Years

Montag & Caldwell Growth Fund:(a)
Return Before Taxes	(32.48)%	(0.40)%	(1.22)%
Return After Taxes on Distributions	(32.89)%	(1.04)%	(1.95)%
Return After Taxes on Distributions and Sale of Fund Shares	(20.59)%	(0.22)%	(1.03)%

Russell 1000 Growth Index(b)	(38.44)%	(3.42)%	(4.27)%

(a)Performance reflects expense limitations that were in effect during one or more of the periods presented. If expense limitations had not been in place, the Fund’s performance would have been reduced.

(b)Reflects no deduction for taxes, expenses or fees.

ASTON/VEREDUS SELECT GROWTH FUND

FUND PERFORMANCE

The bar chart shows how the Fund’s performance has varied from year-to-year over for the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Calendar Year Total Return

Best quarter:	06/07	7.60%
Worst quarter:	12/08	(25	.58)%

The following table indicates how the Fund’s average annual returns for the different calendar periods compared to the returns of a broad-based securities market index. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

Average Annual Total Return
(For the periods ended December 31, 2008)

		Since
	1 Year	Inception(a)

Aston/Veredus Select Growth Fund:(b)
Return Before Taxes	(44.97)%	(11.38)%
Return After Taxes on Distributions	(44.97)%	(13.16)%
Return After Taxes on Distributions and Sale of Fund Shares	(29.23)%	(9.98)%

Russell 1000 Growth Index(c)	(38.44)%	(11.64)%

(a)Inception of Class I shares: September 11, 2006. Index data computed from August 31, 2006.
(b)Performance reflects expense limitations that were in effect during one or more of the periods presented. If expense limitations had not been in place, the Fund’s performance would have been reduced.
(c)Reflects no deduction for taxes, expenses or fees.

After-tax returns are calculated using the highest historical marginal individual federal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

15

Fund Performance (continued)

ASTON GROWTH FUND
(Formerly Aston/ABN AMRO Growth Fund)

FUND PERFORMANCE

The bar chart shows how the Fund’s performance has varied from year-to-year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Calendar Year Total Return*

Best quarter:	12/01	16.35%
Worst quarter:	12/08	(20	.28)%

The following table indicates how the Fund’s average annual returns for different calendar periods compared to the returns of a broad-based securities market index. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

Average Annual Total Return*
(For the periods ended December 31, 2008)

			Since
	1 Year	5 Years	Inception(a)

Aston Growth Fund:(b)
Return Before Taxes	(32.50)%	(4.72)%	(4.40)%
Return After Taxes on Distributions	(32.56)%	(6.04)%	(5.44)%
Return After Taxes on Distributions and Sale of Fund Shares	(21.04)%	(3.54)%	(3.40)%

Russell 1000 Growth Index(c)	(38.44)%	(3.42)%	(8.22)%

(a)Inception of Class I shares: July 31, 2000. Index data computed from July 31, 2000.

(b)Performance reflects expense limitations that were in effect during one or more of the periods presented. If expense limitations had not been in place, the Fund’s performance would have been reduced.

(c)Reflects no deduction for taxes, expenses or fees.

*Montag & Caldwell Inc. became the subadviser as of January 1, 2008. Performance prior to that date reflects the performance of a previous subadviser.

ASTON VALUE FUND

FUND PERFORMANCE

The bar chart shows how the Fund’s performance has varied from year-to-year over for the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Calendar Year Total Return

Best quarter:	12/06	7.90%
Worst quarter:	12/08	(19	.27)%

The following table indicates how the Fund’s average annual returns for different calendar periods compared to the returns of a broad-based securities market index. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

Average Annual Total Return
(For the periods ended December 31, 2008)

		Since
	1 Year	Inception(a)

Aston Value Fund:(b)
Return Before Taxes	(34.53)%	(4.14)%
Return After Taxes on Distributions	(36.07)%	(5.77)%
Return After Taxes on Distributions and Sale of Fund Shares	(20.41)%	(3.34)%

Russell 1000 Value Index(c)	(36.85)%	(7.34)%

(a)Inception of Class I shares: September 20, 2005. Index data computed from September 30, 2005.
(b)Performance reflects expense limitations that were in effect during one or more of the periods presented. If expense limitations had not been in place, the Fund’s performance would have been reduced.
(c)Reflects no deduction for taxes, expenses or fees.

After-tax returns are calculated using the highest historical marginal individual federal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

16

Fund Performance (continued)

ASTON/RIVER ROAD DIVIDEND ALL CAP VALUE FUND
(Formerly Aston/River Road Dynamic Equity Income Fund)

FUND PERFORMANCE

The bar chart shows how the Fund’s performance for the period shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Calendar Year Total Return

Best quarter:	3/08	(3.63)%
Worst quarter:	12/08	(19.41)%

The following table indicates how the Fund’s average annual return for the calendar period compared to the returns of a broad-based securities market index. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

Average Annual Total Return
(For the period ended December 31, 2008)

		Since
	1 Year	Inception(a)

Aston/River Road Dividend All Cap Value Funds(b)(c)
Return Before Taxes	(28.41)%	(23.10)%
Return After Taxes on Distributions	(28.76)%	(24.13)%
Return After Taxes on Distributions and Sale of Fund Shares	(17.85)%	(19.34)%

Russell 3000 Value Index(d)	(36.25)%	(29.24)%

(a)Inception of Class I shares: June 28, 2007. Index data computed from June 30, 2007.
(b)Performance reflects expense limitations that were in effect during the periods presented. If expense limitations had not been in place, the Fund’s performance would have been reduced.
(c)Effective September 30, 2008, the Fund changed its name from Aston/River Road Dynamic Equity Income Fund to Aston/River Road Dividend All Cap Fund. There was no change in the Fund’s investment objective, investment policies or current portfolio management team.
(d)Reflects no deduction for taxes, expenses or fees.

ASTON/OPTIMUM MID CAP FUND

FUND PERFORMANCE

The bar chart shows how the Fund’s performance has varied from year-to-year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Calendar Year Total Return

Best quarter:	12/06	12.70%
Worst quarter:	12/08	(29	.82)%

The following table indicates how the Fund’s average annual returns for different calendar periods compared to the returns of a broad-based securities market index. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

Average Annual Total Return
(For the periods ended December 31, 2008)

		Since
	1 Year	Inception(a)

Aston/Optimum Mid Cap Fund:(b)
Return Before Taxes	(42.74)%	(3.45)%
Return After Taxes on Distributions	(43.01)%	(4.20)%
Return After Taxes on Distributions and Sale of Fund Shares	(27.44)%	(2.63)%

S&P MidCap 400 Index(c)	(36.23)%	(1.39)%

(a)Inception of Class I shares: July 6, 2004. Index data computed from June 30, 2004.
(b)Performance reflects expense limitations that were in effect during one or more of the periods presented. If expense limitations had not been in place, the Fund’s performance would have been reduced.
(c)Reflects no deduction for taxes, expenses or fees.

After-tax returns are calculated using the highest historical marginal individual federal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

17

Fund Performance (continued)

ASTON/RIVER ROAD SMALL-MID CAP FUND

FUND PERFORMANCE

The bar chart shows the Fund’s performance for the period shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Calendar Year Total Return

Best quarter:	6/08	3.50%
Worst quarter:	12/08	(22	.33)%

The following table indicates how the Fund’s average annual return for the calendar period compared to the returns of a broad-based securities market index. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

Average Annual Total Return
(For the periods ended December 31, 2008)

		Since
	1 Year	Inception(a)

Aston/River Road Small-Mid Cap Fund:(b)
Return Before Taxes	(27.08)%	(25.02)%
Return After Taxes on Distributions	(27.11)%	(25.05)%
Return After Taxes on Distributions and Sale of Fund Shares	(17.57)%	(21.02)%

Russell 2500 Value Index(c)	(31.99)%	(29.30)%

(a)Inception of Class I shares: June 28, 2007. Index data computed from June 30, 2007.
(b)Performance reflects expense limitations that were in effect during the periods presented. If expense limitations had not been in place, the Fund’s performance would have been reduced.
(c)Reflects no deduction for taxes, expenses or fees.

ASTON/VEREDUS AGGRESSIVE GROWTH FUND

FUND PERFORMANCE

The bar chart shows how the Fund’s performance has varied from year-to-year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Calendar Year Total Return

Best quarter:	6/03	26.57%
Worst quarter:	12/08	(25	.95)%

The following table indicates how the Fund’s average annual returns for different calendar periods compared to the returns of a broad-based securities market index. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

Average Annual Total Return
(For the periods ended December 31, 2008)

			Since
	1 Year	5 Years	Inception(a)

Aston/Veredus Aggressive Growth Fund:(b)
Return Before Taxes	(45.21)%	(5.63)%	(5.66)%
Return After Taxes on Distributions	(45.27)%	(7.07)%	(6.67)%
Return After Taxes on Distributions and Sale of Fund Shares	(29.33)%	(4.54)%	(4.56)%

Russell 2000 Growth Index(c)	(38.54)%	(2.35)%	2.07%

(a)Inception of Class I shares: October 5, 2001. Index data computed from September 30, 2001.
(b)Performance reflects expense limitations that were in effect during one or more of the periods presented. If expense limitations had not been in place, the Fund’s performance would have been reduced.
(c)Reflects no deduction for taxes, expenses or fees.

After-tax returns are calculated using the highest historical marginal individual federal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

18

Fund Performance (continued)

ASTON/TAMRO SMALL CAP FUND

FUND PERFORMANCE

The bar chart shows how the Fund’s performance has varied from year-to-year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Calendar Year Total Return

Best quarter:	3/06	19.54%
Worst quarter:	12/08	(25	.81)%

The following table indicates how the Fund’s average annual returns for different calendar periods compared to the returns of a broad-based securities market index. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

Average Annual Total Return
(For the periods ended December 31, 2008)

		Since
	1 Year	Inception(a)

Aston/TAMRO Small Cap Fund:(b)
Return Before Taxes	(32.99)%	(2.21)%
Return After Taxes on Distributions	(33.01)%	(2.60)%
Return After Taxes on Distributions and Sale of Fund Shares	(21.42)%	(1.71)%

Russell 2000 Index(c)	(33.79)%	(5.23)%

(a)Inception of Class I shares: January 4, 2005. Index data computed from December 31, 2004.
(b)Performance reflects expense limitations that were in effect during one or more of the periods presented. If expense limitations had not been in place, the Fund’s performance would have been reduced.
(c)Reflects no deduction for taxes, expenses or fees.

ASTON/RIVER ROAD SMALL CAP VALUE FUND

FUND PERFORMANCE

The bar chart shows the Fund’s performance has varied from year-to-year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Calendar Year Total Return

Best quarter:	03/07	3.28%
Worst quarter:	12/08	(22	.79)%

The following table indicates how the Fund’s average annual returns for different calendar periods compared to the returns of a broad-based securities market index. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

Average Annual Total Return
(For the periods ended December 31, 2008)

		Since
	1 Year	Inception(a)

Aston/River Road Small Cap Value Fund:(b)
Return Before Taxes	(30.02)%	(17.67)%
Return After Taxes on Distributions	(30.06)%	(18.27)%
Return After Taxes on Distributions and Sale of Fund Shares	(19.46)%	(14.89)%

Russell 2000 Value Index(c)	(28.92)%	(18.87)%

(a)Inception of Class I shares: December 13, 2006. Index data computed from November 30, 2006.
(b)Performance reflects expense limitations that were in effect during one or more of the periods presented. If expense limitations had not been in place, the Fund’s performance would have been reduced.
(c)Reflects no deduction for taxes, expenses or fees.

After-tax returns are calculated using the highest historical marginal individual federal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

19

Fund Performance (continued)

ASTON/NEPTUNE INTERNATIONAL FUND

FUND PERFORMANCE

The bar chart shows the Fund’s performance for the period shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Calendar Year Total Return

Best quarter:	6/08	4.85%
Worst quarter:	9/08	(30	.22)%

The following table indicates how the Fund’s average annual return for the calendar period compared to the returns of a broad-based securities market index. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

Average Annual Total Return
(For the periods ended December 31, 2008)

		Since
	1 Year	Inception(a)

Aston/Neptune International Fund:(b)
Return Before Taxes	(52.96)%	(34.23)%
Return After Taxes on Distributions	(53.02)%	(34.47)%
Return After Taxes on Distributions and Sale of Fund Shares	(34.35)%	(28.71)%

MSCI EAFE and Emerging Markets Index(c)	(45.52)%	(33.07)%

(a)Fund’s inception: August 6, 2007. Index data computed from July 31, 2007.
(b)Performance reflects expense limitations that were in effect during the periods presented. If expense limitations had not been in place, the Fund’s performance would have been reduced.
(c)Reflects no deduction for taxes, expenses or fees.

ASTON/BARINGS INTERNATIONAL FUND

FUND PERFORMANCE

The bar chart shows the Fund’s performance for the period shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Calendar Year Total Return

Best quarter:	6/08	0.83
Worst quarter:	9/08	(22	.66)%

The following table indicates how the Fund’s average annual return for the calendar period compared to the returns of a broad-based securities market index. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

Average Annual Total Return
(For the periods ended December 31, 2008)

		Since
	1 Year	Inception(a)

Aston/Barings International Fund:(b)
Return Before Taxes	(44.34)%	(41.88)%
Return After Taxes on Distributions	(44.35)%	(41.89)%
Return After Taxes on Distributions and Sale of Fund Shares	(28.81)%	(35.34)%

MSCI EAFE and Emerging Markets Index(c)	(43.38)%	(41.47)%

(a)Fund’s inception: November 2, 2007. Index data computed from October 31, 2007.
(b)Performance reflects expense limitations that were in effect during the periods presented. If expense limitations had not been in place, the Fund’s performance would have been reduced.
(c)Reflects no deduction for taxes, expenses or fees.

After-tax returns are calculated using the highest historical marginal individual federal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

20

Fund Performance (continued)

ASTON/FORTIS REAL ESTATE FUND
(Formerly Aston/ABN AMRO Real Estate Fund)

FUND PERFORMANCE

The bar chart shows how the Fund’s performance has varied from year-to-year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Calendar Year Total Return

Best quarter:	3/06	14.37%
Worst quarter:	12/08	(39	.03)%

The following table indicates how the Fund’s average annual returns for different calendar periods compared to the returns of a broad-based securities market index. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

Average Annual Total Return
(For the periods ended December 31, 2008)

		Since
	1 Year	Inception(a)

Aston/Fortis Real Estate Fund:(b)
Return Before Taxes	(41.77)%	(11.82)%
Return After Taxes on Distributions	(42.60)%	(15.27)%
Return After Taxes on Distributions and Sale of Fund Shares	(27.11)%	(8.86)%

MSCI US REIT Index(c)	(37.97)%	(9.88)%

(a)Inception of Class I shares: September 20, 2005. Index date computed from September 30, 2005.
(b)Performance reflects expense limitations that were in effect during one or more of the periods presented. If expense limitations had not been in place, the Fund’s performance would have been reduced.
(c)Reflects no deduction for taxes, expenses or fees.

MONTAG & CALDWELL BALANCED FUND

FUND PERFORMANCE

The bar chart shows how the Fund’s performance has varied from year-to-year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Calendar Year Total Return

Best quarter:	12/99	10.80%
Worst quarter:	12/08	(10	.32)%

The following table indicates how the Fund’s average annual returns for different calendar periods compared to the returns of broad-based securities market indices. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

Average Annual Total Return
(For the periods ended December 31, 2008)

	1 Year	5 Years	10 Years

Montag & Caldwell Balanced Fund:(a)
Return Before Taxes	(19.20)%	1.25%	1.09%
Return After Taxes on Distributions	(19.49)%	0.84%	0.36%
Return After Taxes on Distributions and Sale of Fund Shares	(12.29)%	0.93%	0.60%

S&P 500 Index(b)	(36.99)%	(2.19)%	(1.38)%

Barclays Capital U.S. Government Credit Bond Index(b)	5.70%	4.64%	5.64%

60% S&P 500 Index/40% Barclays Capital U.S. Government Credit Bond Index(b)	(21.91)%	0.72%	1.71%

(a)Performance reflects expense limitations that were in effect during one or more of the periods presented. If expense limitations had not been in place, the Fund’s performance would have been reduced.
(b)Reflects no deduction for taxes, expenses or fees.

After-tax returns are calculated using the highest historical marginal individual federal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

21

Fund Performance (continued)

ASTON/TCH FIXED INCOME FUND

FUND PERFORMANCE

The bar chart shows how the Fund’s performance has varied from year-to-year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Calendar Year Total Return*

Best quarter:	9/01	4.17%
Worst quarter:	9/08	(4	.89)%

The following table indicates how the Fund’s average annual returns for different calendar periods compared to the returns of a broad-based securities market index. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

Average Annual Total Return*
(For the periods ended December 31, 2008)

			Since
	1 Year	5 Years	Inception(a)

Aston/TCH Fixed Income Fund:(b)
Return Before Taxes	(1.48)%	3.17%	4.84%
Return After Taxes on Distributions	(3.34)%	1.29%	2.78%
Return After Taxes on Distributions and Sale of Fund Shares	(0.95)%	1.61%	2.91%

Barclays Capital U.S. Aggregate Bond Index(c)	5.24%	4.65%	6.22%

(a)Inception of Class I shares: July 31, 2000. Index data computed from July 31, 2000.
(b)Performance reflects expense limitations that were in effect during one or more of the periods presented. If expense limitations had not been in place, the Fund’s performance would have been reduced.
(c)Reflects no deduction for taxes, expenses or fees.
 * Taplin, Canida & Habacht, LLC became the subadviser as of December 1, 2006. Performance prior to that date reflects the performance of a previous investment adviser.

After-tax returns are calculated using the highest historical marginal individual federal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

22

Fund Expenses

As an investor in the Funds, you pay certain indirect fees and expenses, which are described in the table below.

Shareholder Fees
As a benefit of investing in Class I shares of Aston Funds, you do not incur any sales loads or exchange fees and generally no redemption fees. However, a redemption fee of 2.00% of the amount redeemed is charged on certain redemptions within 90 days of purchase to shareholders of Aston/Fortis Real Estate Fund, Aston/Neptune International Fund and Aston/Barings International Fund unless an exception is available. See “Redemption Fees” in the “Shareholder Information” Section later in this prospectus for more details.

Annual Fund Operating Expenses
Operating expenses are the normal costs of operating any mutual fund. These expenses are not charged directly to investors. They are paid from a Fund’s assets and are expressed as an expense ratio, which is a percentage of average daily net assets.

				Acquired
				Fund Fees	Total			Net
	Management	Other		and	Expense		Fee	Expense
Fund(a)	Fees	Expenses		Expenses	Ratio		Waivers	Ratio

Montag & Caldwell Growth	0.69%	0.14%		—%	0.83%		—%	0.83%

Aston/Veredus Select Growth	0.80	0.29		0.02	1.11	(d)(e)	(0.04)	1.07	(b)(e)

Aston Growth	0.70	0.19		—	0.89	(e)	—	0.89	(e)(f)

Aston Value	0.80	0.13		—	0.93		—	0.93	(g)

Aston/River Road Dividend All Cap Value	0.70	0.40		0.06	1.16	(d)(e)	(0.05)	1.11	(b)(e)

Aston/Optimum Mid Cap	0.73	0.18		—	0.91		—	0.91

Aston/River Road Small-Mid Cap	1.00	0.28	(c)	0.02	1.30	(d)(e)	(0.03)	1.27	(b)(e)

Aston/Veredus Aggressive Growth	1.00	0.30		0.01	1.31	(d)(e)	(0.06)	1.25	(b)(e)

Aston/TAMRO Small Cap	0.90	0.17		0.02	1.09	(d)(e)	—	1.09	(e)

Aston/River Road Small Cap Value	0.90	0.30		0.02	1.22	(d)(e)	—	1.22	(e)

Aston/Neptune International	1.00	1.55	(c)	0.03	2.58	(d)(e)	(1.53)	1.05	(b)(e)

Aston/Barings International	1.00	2.34	(c)	0.02	3.36	(d)(e)	(2.19)	1.27	(b)(e)(g)

Aston/Fortis Real Estate	1.00	0.32		—	1.32		(0.20)	1.12	(b)

Montag & Caldwell Balanced	0.75	0.74		0.01	1.50	(d)(e)	—	1.50	(e)(g)

Aston/TCH Fixed Income	0.55	0.26		0.02	0.83	(d)(e)	(0.32)	0.51	(b)(e)

(a)All Funds except Aston/Barings International Fund, Montag & Caldwell Growth Fund and Aston Growth Fund offer two classes of shares that invest in the same portfolio of securities. Aston/Barings International Fund offers one class of shares and Montag & Caldwell Growth Fund and Aston Growth Fund offer three classes of shares. Shareholders of Class I shares are not subject to a 12b-1 distribution plan; shareholders of Class N and R shares are subject to a 12b-1 distribution plan; therefore, expenses and performance figures will vary between the classes. The information set forth in the table above and the example below relates only to Class I shares, which are offered in this prospectus. Class N and R shares are offered in separate prospectuses.

(b)Aston is contractually obligated to waive management fees and/or reimburse ordinary operating expenses through February 28, 2010 at the rates shown in the table, not including fees and expenses from investments in other investment companies (acquired fund fees and expenses). As shown in the table, expenses would be higher without such agreement. For a period of three years subsequent to the commencement of operations of the Aston/River Road Small-Mid Cap Fund, the Aston/Neptune International Fund and the Aston/Barings International Fund, Aston is entitled to be reimbursed by each Fund for previously waived fees and reimbursed expenses to the extent that each Fund’s expense ratio, not including acquired fund fees and expenses, remains below the operating expense cap after such reimbursement.

(c)Other expenses have been restated to reflect the effect of offering costs in the current year’s expense ratio.

(d)Total expenses are the sum of a Fund’s direct annual operating expenses and the Fund’s indirect fees and expenses from investments in other investment companies (acquired fund fees and expenses).

(e)The expense ratio may not equal a Fund’s ratio of expenses to average net assets before reimbursement and/or waiver of expenses by the Adviser in the “Financial Highlights” Section, which reflects the operating expenses of the Funds including interest expenses and does not include fees and expenses from investments in other investment companies (acquired funds fees and expenses).

(f)The expense ratio does not include interest expense incurred by the Aston Growth Fund from utilizing a line of credit. If interest expense was included, the net expense ratio for the Fund would be 0.90%.

23

Fund Expenses (continued)

(g)The Adviser has voluntarily waived management fees and/or reimbursed expenses for the following Funds:

		Voluntary
		Expense
	Effective Date	Limitation

Montag & Caldwell Balanced	11/01/2006	1.10%
Aston/Barings International	3/31/2008	1.15%
Aston Value	3/01/2009	0.82%

These voluntary waivers do not include fees and expenses from investments in other investment companies (acquired funds fees and expenses) or interest expense. The Adviser may terminate such voluntary waivers/reimbursements at any time.

Example
This hypothetical example shows the operating expenses you would incur as a shareholder if you invested $10,000 in a Fund over the time periods shown and you redeem all your shares at the end of the period. The example assumes you reinvested all dividends and distributions, that the average annual return was 5%, that operating expenses remained the same and expenses were capped for one year in each period, if applicable. The example is for comparison purposes only and does not represent a Fund’s actual or future expenses and returns.

Fund	1 Year	3 Years	5 Years	10 Years

Montag & Caldwell Growth	$85	$265	$460	$1,025
Aston/Veredus Select Growth	109	349	608	1,348
Aston Growth	91	284	493	1,096
Aston Value	95	296	515	1,143
Aston/River Road Dividend All Cap Value	113	364	633	1,405
Aston/Optimum Mid Cap	93	290	504	1,120
Aston/River Road Small-Mid Cap	129	409	710	1,565
Aston/Veredus Aggressive Growth	127	409	712	1,574
Aston/TAMRO Small Cap	111	347	601	1,329
Aston/River Road Small Cap Value	124	387	670	1,477
Aston/Neptune International	107	657	1,233	2,800
Aston/Barings International Fund	129	838	1,570	3,507
Aston/Fortis Real Estate	114	399	704	1,573
Montag & Caldwell Balanced	153	474	818	1,791
Aston/TCH Fixed Income	52	233	429	996

24

Additional Information Regarding Investment Strategies

The investment policies of Aston/River Road Dividend All Cap Value Fund, Aston/Optimum Mid Cap Fund, Aston/River Road Small-Mid Cap Fund, Aston/TAMRO Small Cap Fund, Aston/River Road Small Cap Value Fund, Aston/Fortis Real Estate Fund, Aston/Neptune International Fund, Aston/Barings International Fund and Aston/TCH Fixed Income Fund, relating to the type of securities in which 80% of each Fund’s assets must be invested may be changed by the Board of Trustees without shareholder approval. Shareholders will, however, receive at least 60 days notice of such changes.

In addition to the principal investment strategies described in the Fund Summaries, there may be times when the Funds use secondary investment strategies in seeking to achieve their investment objectives. Information regarding such secondary strategies, as well as additional information regarding certain principal strategies, is shown below.

Depositary Receipts of Foreign Securities
A Fund may invest in foreign securities in the form of depositary receipts and/or securities traded directly on U.S. exchanges. Depositary receipts represent ownership of securities in foreign companies and are held in banks and trust companies. They can include ADRs which are traded on U.S. exchanges and are U.S. dollar-denominated, EDRs, which are traded on European exchanges and may not be denominated in the same currency as the security they represent, and GDRs, which are issued globally and evidence a similar ownership arrangement.

Although ADRs, EDRs and GDRs do not eliminate the risks inherent in investing in the securities of foreign issuers, which include market, political, currency and regulatory risk, by investing in ADRs, EDRs or GDRs rather than directly in securities of foreign issuers, a Fund may avoid currency risks during the settlement period for purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, in which standards are more uniform and more exacting than those to which many foreign issuers may be subject. A Fund may invest in ADRs sponsored or unsponsored by the issuer of the underlying security. In the case of an unsponsored ADR, a Fund may bear higher expenses and encounter greater difficulty in receiving shareholder communications than they would have with a sponsored ADR.

Asset-Backed Securities
Asset-backed securities are payable from pools of obligations other than mortgages. Most asset-backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed income assets (including other fixed income securities) may be used to create an asset-backed security. Asset-backed securities may take the form of notes or pass through certificates. Asset-backed securities have prepayment risks.

Below Investment Grade (High Yield) Securities
Below investment grade (high yield) securities are lower rated, higher yielding securities issued by corporations. They are generally rated below investment-grade (i.e., Ba1/BB+ and below) by national bond rating agencies or, if unrated, are judged by the adviser or a subadviser to be of equivalent quality. They are considered speculative and are sometimes called “junk bonds.”

CMOs
CMOs are fixed income securities secured by mortgage loans and other mortgage-backed securities. CMOs carry general fixed income securities risks and risks associated with mortgage-backed securities.

Commercial Paper
Commercial paper are short-term fixed income securities issued by banks, corporations and other borrowers. There is the risk that the issuer of the commercial paper will not be able to make principal and/or interest payments. Commercial paper may include securities issued in reliance on the private placement exemption under Section 4(2) of the Securities Act of 1933, as amended. Section 4(2) paper is generally sold to an institutional investor, such as a Fund, that agrees that it is purchasing the paper for investment and not with a view to public distribution. Any resale of Section 4(2) commercial paper must similarly be in an exempt transaction.

Convertible Securities
Convertible securities are fixed income or equity securities that pay interest or dividends and that may be exchanged on certain terms into common stock of the same corporation.

Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. There is the risk that the issuer of the security will not be able to make principal and/or interest payments as well as the risk that the holder of the security may not take advantage of the convertible features in the appropriate time frame.

Corporate Debt Securities
Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. A Fund may also purchase interests in bank loans made to companies.

25

Additional Information Regarding Investment Strategies (continued)

The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities.

Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Debentures
Debentures are bonds or promissory notes that are secured by the general credit of the issuer, but not secured by specific assets of the issuer. There is the risk that the issuer of the security will not be able to make principal and/or interest payments.

Defensive Strategy
There may be times when a Fund takes temporary positions that may not achieve its investment objective or follow its principal investment strategies for defensive reasons. This includes investing all or a portion of its total assets in cash or cash equivalents, such as money market securities and repurchase agreements. Although a Fund would do this in seeking to avoid losses, following a defensive strategy could reduce the benefit from any market upswings.

Derivatives
The Funds may engage in derivatives primarily for hedging purposes, to maintain liquidity or in anticipation of changes in portfolio composition. Derivatives have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts, swaps and related products.

Hedging involves using derivatives to offset a potential loss in one position by establishing an interest in an opposite position. Any loss generated by the derivative should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. A Fund may realize a loss if interest rates, security prices or indices move in the opposite direction than the portfolio manager anticipates.

Derivatives will only be used when consistent with the objectives and strategy of a Fund. The portfolio manager(s) will ensure that the effective market exposure resulting from the use of derivatives will not exceed the total amount available for investment within a Fund (i.e., the use of derivatives will not result in a Fund being leveraged). All derivative positions will be covered by that Fund’s existing assets. The portfolio manager(s) will place a limit on the derivative exposure as a proportion of assets.

Equity Securities
Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. A Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value may increase with the value of the issuer’s business. Types of equity securities include common stocks, preferred stocks, warrants and rights, convertible securities and other securities that represent underlying local shares, such as depositary receipts.

ETFs
A Fund may invest in ETFs, which are shares of other investment companies. An ETF is an investment company that seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. ETFs are traded on a securities exchange based on their market value. When a Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses, including operating, registration, trustee, licensing and marketing, as well as their share of the Funds’ fees and expenses. A Fund may not purchase more than 3% of an ETF’s outstanding shares unless the ETF and/or the Fund has received an order for an exemptive relief from such limitations from the Securities and Exchange Commission (“SEC”) and the ETF and the Fund take appropriate steps to comply with any conditions in such order.

Fixed Income Securities
Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a

26

Additional Information Regarding Investment Strategies (continued)

discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields. The Equity Funds may invest in fixed income securities to offset the volatility of the stock market. Fixed income securities provide a stable flow of income for a Fund.

Foreign Securities
Foreign securities are securities issued by corporations, governments and other issuers located outside the United States. Foreign securities are subject to additional risks.

Mortgage-Backed Securities
Mortgage-backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

Mortgage backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage backed securities are pass-through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and pre-payments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

Other Investment Companies
The Funds may invest in securities of other investment companies, including ETFs, open-end funds and closed-end funds. An ETF is an investment company that seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter. The risks of investment in other investment companies typically reflect the risk of the types of securities in which the funds invest. Investments in ETFs and closed-end funds are subject to the additional risk that shares of the fund may trade at a premium or discount to their net asset value per share. When a Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Fund’s fees and expenses.

Preferred Stocks
Preferred stocks are stocks that pay dividends at a specified rate. Dividends are paid on preferred stocks before they are paid on common stocks. In addition, preferred stockholders have priority over common stockholders as to the proceeds from the liquidation of a company’s assets, but are subordinate to the claims of all creditors.

PTPs
A Fund may invest in equity securities of PTPs that are taxed as partnerships for federal income tax purposes. These include master limited partnerships and certain other partnerships that meet conditions contained in the Internal Revenue Code of 1986, as amended (the “Code”). In order to be treated as a partnership for federal income tax purposes, a PTP must generally derive a substantial amount of its income and capital gains from certain sources, including from the exploration, development, mining or production, processing, refining, transportation or marketing of minerals or natural resources. Other PTPs may be treated as partnerships for federal income tax purposes if certain other limited exceptions under the Code apply. PTPs are typically organized as either limited partnerships or limited liability companies and are listed and traded on a U.S. securities exchange.

REITs
REITs are generally publicly traded entities that invest in office buildings, apartment complexes, industrial facilities, shopping centers and other commercial spaces. REITs are pooled investment vehicles that typically invest directly in real estate, in mortgages and loans collateralized by real estate, or in a combination of the two. “Equity” REITs invest primarily in real estate that produces income from rentals. “Mortgage” REITs invest primarily in mortgages and derive their income from interest payments. REITs usually specialize in a particular type of property and may concentrate their investments in particular geographical areas. REITs issue stocks and most REIT stocks trade on the major stock exchanges or over-the-counter.

Repurchase Agreements
Repurchase agreements, or repos, are transactions in which a security (usually a government security) is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually the next day. If the seller of the underlying security under the repurchase agreement should default on its obligation to repurchase the underlying security, a Fund may experience delay or difficulty in exercising its right to realize upon the security. Additionally, a Fund may incur a loss if the value of the security should decline, as well as any disposition costs in liquidating the security.

Royalty Income Trusts
A Fund may invest in royalty income trusts. Royalty income trusts can be organized in a variety of ways in the U.S., Canada and other countries. Beneficial units in royalty and income trusts generally represent a profits interest in the production of oil or other minerals.

27

Additional Information Regarding Investment Strategies (continued)

Rule 144A Securities
Rule 144A securities are restricted securities that can be sold to qualified institutional buyers under the Securities Act of 1933, as amended. Investing in Rule 144A securities may increase the illiquidity of a Fund’s investments in the event that an adequate trading market does not exist for these securities. To the extent there is an adequate trading market for lower-rated securities, Rule 144A securities generally are not subject to an increase in illiquidity.

U.S. Government Securities
These are fixed income obligations of the U.S. government and its various agencies. U.S. government securities issued by the U.S. Treasury (bills, notes and bonds) are backed by the full faith and credit of the federal government. Some government securities not issued by the U.S. Treasury also carry the government’s full faith and credit backing on principal or interest payments. Some securities are backed by the issuer’s right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization. All government securities are considered highly creditworthy. This guarantee, however, does not extend to the market price for such securities which can fluctuate.

28

Additional Information Regarding Investment Strategies (continued)

OTHER INVESTMENT STRATEGIES

Commercial
Paper
			Below		and					Derivatives
			Investment		Securities					(e.g.,
			Grade		of					Options,
		Asset/Mortgage	(High		Other		Corporate			Forwards,		Fixed						Royalty	Rule	U.S.
	Depositary Receipts	Backed	Yield)		Investment	Convertible	Debt		Defensive	Futures,	Equity	Income	Foreign	Preferred			Repurchase	Income	144A	Government
Fund	of Foreign Securities	Securities	Securities	CMOs	Companies	Securities	Securities	Debentures	Strategy	Swaps)	Securities	Securities	Securities	Stocks	PTPs	REIT	Agreements	Trusts	Securities	Securities
Montag & Caldwell Growth	X				X	XP	X	X	X	X	XP	X	X	X			X		X	X
Aston/Veredus Select Growth	X				X	X		X	X	X	XP		X	X			X		X	X
Aston Growth	X				X	XP	X	X	X	X	XP	X	X	X			X		X	X
Aston Value	X				X	X			X	X	XP		X	X		X	X		X	X
Aston/River Road Dividend All Cap Value	X				X	XP			X	X	XP	X	X	X	X	XP	X	X	X	X
Aston/Optimum Mid Cap	X				X	XP	X	X	X	X	XP	X	X	XP			X		X	X
Aston/River Road Small-Mid Cap	X				X	X			X	X	XP		X	X		X	X		X	X
Aston/Veredus Aggressive Growth	X				X	X		X	X	X	XP		X	X			X		X	X
Aston/TAMRO Small Cap	X		X		X	X			X		XP		X	X		X	X		X	X
Aston/River Road Small Cap Value	X				X	X			X	X	XP		X	X		X	X		X	X
Aston/Neptune International	X				X	X			X	X	XP		XP	X			X		X	X
Aston/Barings International	X				X	X			X	X	XP		XP	X			X		X	X
Aston/Fortis Real Estate	X				X				X	X	XP		XP	X		XP	X		X	X
Montag & Caldwell Balanced	X	XP		X	X	XP	XP	X	X	X	XP	XP	X	X			X		X	XP
Aston/TCH Fixed Income		XP	X	X	X	X	XP	XP	X	X		XP	X				X		X	XP

X = Investment strategy applicable to a Fund.

P = Components of a Fund’s principal investment strategy.

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of each Fund’s portfolio holdings is available in the SAI and on our Web site at www.astonfunds.com.

29

Investment Terms

The following is a list of terms with definitions that you may find helpful as you read this prospectus.

American Depositary Receipts (ADRs). ADRs represent ownership of securities in foreign stock and are issued by U.S. banks and trust companies. ADRs are denominated in U.S. dollars and are traded on a U.S. exchange.

Bank Deposits. Cash, checks or drafts deposited in a financial institution for credit to a customer’s account. Banks differentiate between demand deposits (checking accounts on which the customer may draw) and time deposits, which pay interest and have a specified maturity or require 30 days notice before withdrawal.

Barclays Capital U.S. Aggregate Bond Index. An unmanaged index representing more than 5,000 taxable government, investment-grade corporate and mortgage-backed securities.

Barclays Capital U.S. Government/Credit Bond Index. An unmanaged index that includes U.S. Government and investment-grade corporate securities with at least one year to maturity.

Bottom-Up Investing. An investing approach in which securities are researched and chosen individually with less consideration given to economic or market cycles.

Collateralized Mortgage Obligations (CMOs). CMOs are fixed income securities secured by mortgage loans and other mortgage-backed securities.

Convexity. Convexity is a measure of how the duration of a bond changes as interest rates change. The greater the convexity of a bond, the greater the exposure of interest rate risk to the portfolio.

Corporate Bonds. Fixed income securities issued by corporations.

Derivative. A security where price is dependent upon or derived from one or more underlying assets. The derivative itself is merely a contract between two or more parties.

Diversification. The practice of investing in a broad range of securities to reduce risk.

Duration. A calculation of the average life of a bond (or portfolio of bonds) that is a useful measure of a bond’s price sensitivity to interest rate changes. The higher the duration number, the greater the risk and reward potential of the bond.

EAFE Countries. Countries located in Europe, Australasia and the Far East.

Emerging Markets. Countries whose economy and securities markets are considered by the World Bank to be emerging or developing. Emerging market countries may be located in such regions as Asia, Latin America, the Middle East, Southern Europe, Eastern Europe and Africa.

European Depositary Receipts (EDRs). EDRs represent ownership of securities in foreign stock and are issued by a foreign bank. EDRs are generally denominated in foreign currencies and may not be denominated in the same currency as the securities they represent. Generally, EDRs are designed for use in the foreign securities markets.

Exchange-Traded Fund (ETF). An ETF is an investment company that seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index.

Expense Ratio. A fund’s cost of doing business, expressed as a percentage of its net assets and disclosed in a prospectus.

Global Depositary Receipts (GDRs). GDRs represent ownership of securities in foreign stock and are issued by a foreign bank. GDRs are generally denominated in foreign currencies and may not be denominated in the same currency as the securities they represent. Generally, GDRs are designed for use in the foreign securities markets.

Growth Style Investing. An investing approach that involves buying stocks of companies that are generally industry leaders with above-average, sustainable growth rates. Typically, growth stocks are the stocks of the fastest growing companies in the most rapidly growing sectors of the economy. Growth stock valuation levels (e.g., price-to-earnings ratio) will generally be higher than value stocks.

Investment Objective. The goal that an investor and a mutual fund seek together. Examples include current income, total return, long-term capital appreciation, etc.

Issuer. The company, municipality or government agency that issues a security, such as a stock, bond or money market security.

Large-Cap Stocks. Stocks issued by large companies. Unless otherwise defined by a portfolio manager, subadviser or the adviser, a large-cap company is defined as one with a market capitalization of $5 billion or more. Typically, large-cap companies are established, well-known companies; some may be multinationals.

Limited Partnerships. A business organization with one or more general partners who manage the business and are personally liable for the partnership’s debts, and one or more limited partners who are liable only to the extent of their investment in the partnership.

Management Fee. The amount that a mutual fund pays to the investment adviser for its services.

Market Capitalization. Value of a corporation or other entity as determined by the market price of its securities.

30

Investment Terms (continued)

Mid-Cap Stocks. Stocks issued by mid-sized companies. Unless otherwise defined by a portfolio manager, subadviser or the adviser, a mid-cap company is defined as one with a market capitalization between $1.5 billion and $5 billion, which is similar to the range of the Standard & Poor’s MidCap 400 Index (S&P 400).

Money Market Securities. Short-term fixed income securities of federal and local governments, banks and corporations.

MSCI EAFE and Emerging Markets Index. The Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) and Emerging Markets Index, is designed to measure market performance in the global developed and emerging markets, excluding the U.S. and Canada.

MSCI U.S. REIT Index. An unmanaged index that tracks the returns of REITs.

Multi-Cap Strategy. A multi-cap strategy invests in the equity securities of issuers of any market capitalization, and generally will hold securities of issuers representing a range of sizes.

Mutual Fund. An investment company that stands ready to buy back its shares at their current net asset value. Most mutual funds continuously offer new shares to investors.

Net Asset Value (NAV). The per share value of a mutual fund, found by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once a day.

Publicly Traded Partnerships (PTPs). PTPs are limited partnerships that also have interests traded in the equity securities market.

Real Estate Investment Trusts (REITs). REITs are pooled investment vehicles that typically invest directly in real estate, in mortgages and loans collateralized by real estate, or in a combination of the two.

Risk/Reward Trade-Off. The principle that an investment must offer higher potential returns as compensation for the likelihood of increased volatility.

Russell 1000 Growth Index. An unmanaged index measuring the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index. An unmanaged index comprised of securities in the Russell 1000 Index. Companies in this index tend to exhibit lower price-to-book ratios and lower cost-to-growth values.

Russell 2000 Index. An unmanaged index that contains the 2,000 smallest common stocks in the Russell 3000 Index (which contains the 3,000 largest stocks in the U.S. based on total market capitalization).

Russell 2000 Growth Index. An unmanaged index comprised of securities in the Russell 2000 Index with a greater than average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios.

Russell 2500 Value Index. An unmanaged index comprised of the 2,500 smallest companies (measured by market capitalization) in the Russell 3000 Index. The Russell 2500 Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth.

Russell 3000 Index. An unmanaged index that contains the 3,000 largest U.S. companies based on total market capitalization.

Russell 3000 Value Index. An unmanaged index that measures the performance of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth.

Small-Cap Stocks. Stocks issued by smaller companies. Unless otherwise defined by a portfolio manager, subadviser or the adviser, a small-cap company is defined as one with a market capitalization of less than $1.5 billion, which approximates the size of the largest company in the Russell 2000 Index.

Standard & Poor’s (S&P) 500 Index. An unmanaged index of 500 widely traded industrial, transportation, financial and public utility stocks.

S&P MidCap 400 Index. An unmanaged market-value weighted index that consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation.

Top-Down Investing. An investing approach in which securities are chosen by looking at the industry or sector level based on market trends and/or economic forecasts.

Total Return. A measure of a fund’s performance that encompasses all elements of return: dividends, capital gains distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming investment of dividends and capital gains distributions, expressed as a percentage of the initial investment.

Value Style Investing. An investing approach that involves buying stocks that are out of favor and/or undervalued compared to their peers. Generally, value stock valuation levels are lower than growth stock valuation levels.

Yankee Bonds. Dollar-denominated bonds issued in the U.S. by foreign banks and corporations.

Yield. A measure of net income (dividends and interest) earned by the securities in a fund’s portfolio, less a fund’s expenses, during a specified period. A fund’s yield is expressed as a

31

Investment Terms (continued)

percentage of the maximum offering price per share on a specified day.

Zero-Coupon Bonds. Debt securities that do not pay interest at regular intervals and are issued at a discount from face value. The discount approximates the total amount of interest the bond will accrue from the date of issuance to maturity.

32

Management of the Funds

THE INVESTMENT ADVISER

Aston Asset Management LLC
Aston Asset Management LLC, 120 N. LaSalle Street, 25th Floor, Chicago, Illinois 60602, is the investment adviser to the Funds. Aston, a majority-owned subsidiary of Highbury Financial Inc., was formed for the purpose of acquiring the mutual fund and separately managed account business of ABN AMRO Asset Management, Inc. and its affiliates (“ABN AMRO”). More information on Highbury Financial Inc. is available in the SAI. Aston was formed in April 2006 and as of December 31, 2008, Aston had approximately $3.4 billion in assets under management.

Aston provides investment advisory, mutual fund administration and distribution-related services to the Aston Funds. Aston manages each Fund by selecting one or more other investment managers to manage the Fund’s portfolio on a sub-advisory basis. Aston is responsible for identifying and selecting the Fund’s investment managers, monitoring the performance of such managers, and terminating managers.

Aston and the Aston Funds have received from the SEC an exemptive order that allows Aston to allocate and reallocate the assets of the Funds between and among any subadvisers so selected pursuant to a “manager of managers” structure. Under this structure, Aston has the authority to retain and terminate subadvisers, engage new subadvisers and make material revisions to the terms of the subadvisory agreements subject to the approval of the Board of Trustees, but not shareholder approval.

General
As the investment adviser to the Funds, Aston is paid an annual management fee based on the average daily net assets of a Fund. Out of its fee, Aston pays the subadviser(s) of each Fund. The table, later in this “Management of the Funds” Section, shows the management fees paid by each Fund to Aston for the most recent fiscal year.

The investment advisory agreement with Aston may be terminated at any time by the Fund or Aston upon 60 days written notice to the other party. A Fund may effect termination by an action of the Board of Trustees or by a vote of a majority of the Fund’s outstanding voting securities.

A discussion regarding the basis for the Board of Trustees approval of the Funds’ investment advisory agreements and subadvisory agreements (as applicable) will be included in the Funds’ next annual or semiannual report to shareholders following such approval.

THE SUBADVISERS

The accompanying information highlights each Fund’s subadviser and its portfolio manager(s). Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds is available in the SAI.

Montag & Caldwell Growth Fund
Montag & Caldwell Balanced Fund
Aston Growth Fund
Montag & Caldwell, Inc. (“Montag & Caldwell”), 3455 Peachtree Road NE, Suite 1200, Atlanta, Georgia 30326, was founded in 1945. Montag & Caldwell is a wholly-owned direct subsidiary of Fortis Bank SA/NV (“Fortis Bank”). Since October 2008, the Belgian government has owned substantially all of the outstanding capital and voting rights of Fortis Bank pending a sale to a private buyer. Fortis Bank and its affiliates subsequently announced a transaction in which BNP Paribas SA would acquire approximately 75% of the outstanding capital and voting rights of Fortis Bank. The BNP Paribas transaction is subject to legal challenges and numerous closing conditions, and remains pending as of the date of this prospectus. As of December 31, 2008, Montag & Caldwell managed approximately $10.4 billion in assets.

Aston/Fortis Real Estate Fund
Fortis Investment Management USA, Inc. (“FIM”), is located at 75 State Street Boston, Massachusetts 02109. FIM is a wholly owned indirect subsidiary of Fortis Bank. Since October 2008, the Belgian government has owned substantially all of the outstanding capital and voting rights of Fortis Bank pending a sale to a private buyer. Fortis Bank and its affiliates subsequently announced a transaction in which BNP Paribas SA would acquire approximately 75% of the outstanding capital and voting rights of Fortis Bank. The BNP Paribas transaction is subject to legal challenges and numerous closing conditions, and remains pending as of the date of this prospectus. As of December 31, 2008, FIM managed approximately $21.8 billion in assets, consisting primarily of institutional accounts, including insurance, pension and profit sharing trusts.

Aston/Veredus Select Growth Fund
Aston/Veredus Aggressive Growth Fund
Veredus Asset Management LLC (“Veredus”), 6060 Dutchmans Lane, Louisville, Kentucky 40205, was founded in 1998. As of December 2008, B. Anthony Weber is currently the majority shareholder of the firm. As of December 31, 2008, Veredus managed approximately $450 million in assets.

Aston/TAMRO Small Cap Fund
TAMRO Capital Partners, LLC (“TAMRO”), is located at 1660 Duke Street, Alexandria, Virginia 22314 and was founded in 2000. TAMRO is majority-owned by the principles of the firm. As of December 31, 2008, TAMRO managed approximately $670.5 million in assets.

33

Management of the Funds (continued)

Aston/River Road Dividend All Cap Value Fund
Aston/River Road Small-Mid Cap Fund
Aston/River Road Small Cap Value Fund
River Road Asset Management, LLC (“River Road”) Meidinger Tower, Suite 1600, 462 South Fourth Street, Louisville, Kentucky 40202, was founded in 2005. River Road is a wholly-owned subsidiary of River Road Partners, LLC (“RRP”) which is majority- owned by employees of River Road. As of December 31, 2008, River Road managed approximately $2.6 billion in assets.

Aston/Optimum Mid Cap Fund
Optimum Investment Advisors, LLC (“Optimum”) is located at 100 South Wacker Drive, Suite 2100, Chicago, Illinois 60606. Optimum is majority-owned by Optimum Investment Group, LLC. As of December 31, 2008, Optimum managed more than $1.2 billion in assets for investment companies, institutional and high net-worth clients.

Aston Value Fund
MFS Institutional Advisors Inc. (“MFSI”), 500 Boylston Street, Boston, Massachusetts 02116, is a wholly-owned subsidiary of Massachusetts Financial Services Company (“MFS”). MFS, a Delaware corporation, is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). Net assets under the management of the MFS organization were approximately $128 billion as of December 31, 2008.

Aston/TCH Fixed Income Fund
Taplin, Canida & Habacht, LLC (“Taplin”), 1001 Brickell Bay Drive, Suite 2100, Miami, Florida 33131, was founded in 1985 and as of December 31, 2008 had approximately $7.3 billion in assets under management. As of November 2008, Taplin is a majority-owned subsidiary of Marshall & IIsley Corporation. Taplin provides investment management services to investment companies, high net worth individuals and institutional accounts.

Aston/Neptune International Fund
Neptune Investment Management Limited (“Neptune”), 1 Hammersmith Grove, London W6 ONB, was founded in May 2002. Robin Geffen is the majority shareholder of the firm. As of December 31, 2008, Neptune managed approximately $3.9 billion in assets under management outside of the United States. Except for the Fund, Neptune had not previously managed U.S. mutual funds.

Aston/Barings International Fund
Barings International Investment Limited, 155 Bishopsgate, London, EC2M 3XY, United Kingdom, the Subadviser, is a subsidiary of Baring Asset Management Limited (together with its subsidiaries and Baring Asset Management, Inc. constitute the “Barings Group”). As of December 31, 2008, Barings Group managed approximately $32.4 billion in assets, in institutional accounts and mutual funds.

34

Management of the Funds (continued)

PORTFOLIO MANAGERS

Fund Name	Portfolio Manager(s)	Investment Experience
Montag & Caldwell Growth Fund Montag & Caldwell Balanced Fund
	Ronald E. Canakaris, CFA, CIC	Portfolio Manager since the Funds’ inceptions in 1994; Chairman, Chief Executive Officer and Chief Investment Officer of Montag & Caldwell. He has been with the firm since 1972 and is responsible for developing the firm’s investment process. He has a BS and BA from the University of Florida.

Aston Growth Fund

	Ronald E. Canakaris, CFA, CIC	Portfolio Manager of the Fund since January 2008. Please see above.

Aston/Fortis Real Estate Fund
	Joseph Pavnica	Co-Portfolio Manager since October 2005. Mr. Pavnica joined the property team of FIM and its predecessors in March 2001 and was employed by its predecessor firm from 1997-2001. During his tenure, Mr. Pavnica has been responsible for analyzing and providing investment recommendations for various property sectors including: retail, multi-family, hotels, industrial, and self-storage. Mr. Pavnica received his BS in Accounting from St. Joseph’s College and his MBA from Indiana University Northwest.
	James Hardman	Co-Portfolio Manager since January 2009. Mr. Hardman joined FIM and its predecessors and/or affiliates in April 2005 as an investment analyst. During his tenure, Mr. Hardman has been responsible for analyzing and providing recommendations for the diversified, healthcare, industrial, lodging, office, self storage, and net lease sectors. From May 2000 to April 2005, Mr. Hardman worked as an investment and strategy analyst for Security Capital Research & Management. While there Mr. Hardman conducted detailed valuation analysis, performed fundamental research, and designed and implemented portfolio management tools. Mr. Hardman was a real estate consultant for Ernst & Young Real Estate Advisory Group from May 1998 to April 2000, where he developed strategic solutions for various real estate firms. Mr. Hardman has a BS degree in Accounting and Finance from Indiana University.

Aston/Veredus Aggressive Growth Fund
	B. Anthony Weber	Portfolio Manager since the Fund’s inception in 1998; President and Chief Investment Officer of Veredus. He is responsible for the day-to-day management of the Fund. Mr. Weber was President and Senior Portfolio Manager of SMC Capital, Inc. from 1993-1998. He has over 25 years of investment management experience. He received a BA from Centre College of Kentucky.

	Charles F. Mercer, Jr., CFA	Portfolio Manager of the Fund since January 2009; Mr. Mercer is Executive Vice President and founding partner of Veredus. Mr. Mercer was the Director of Research from 1998 to 2003. Prior experience includes research analyst at SMC Capital, Inc. and a trader at Suntrust Bank from 1996 to 1998. Mr. Mercer has a BA from Vanderbilt University.

	Michael E. Johnson, CFA	Portfolio Manager of the Fund and Vice President of Veredus since January 2009. Mr. Johnson joined Veredus in March of 2000 as a research analyst. From August 2003 through December 2008, he was the Director of Research. Previously he was a portfolio manager at Stock Yards Bank and Trust from 1997 to 2000. Additionally, Mr. Johnson has prior experience at Charles Schwab. He received a BS in Finance from Ball State University.

Aston/Veredus Select Growth Fund
	B. Anthony Weber	Portfolio Manager of the Fund since September 21, 2002. Please see above.

	Charles F. Mercer, Jr., CFA	Portfolio Manager of the Fund since the Fund’s inception in December 2001. Please see above.

	Michael E. Johnson, CFA	Portfolio Manager of the Fund since January 2009. Please see above.

35

Management of the Funds (continued)

Fund Name	Portfolio Manager(s)	Investment Experience
Aston/TAMRO Small Cap Fund
	Philip D. Tasho, CFA	Portfolio Manager since the Fund’s inception in November 2000; President and Chief Investment Officer of TAMRO. He is responsible for the day-to-day management of the Fund. Most recently, Mr. Tasho served as Chief Executive Officer and Chief Investment Officer of Riggs Investment Management Corp. (RIMCO), from 1995 to 2000. He began his investment management career in 1980. He received his MBA from George Washington University.

Aston/River Road Small-Mid Cap Fund
Aston/River Road Small Cap Value Fund
	James C. Shircliff, CFA	Portfolio Manager since the Funds’ inception and CEO and Chief Investment Officer of River Road. Mr. Shircliff was formerly employed as Portfolio Manager and Director of Research for Commonwealth SMC (SMC Capital, Inc.) from 1998-2005. Additionally, Mr. Shircliff has served as Special Situations Analyst and Fund Manager for Oppenheimer Management and Partner and Director of Research for Southeastern Asset Management. Mr. Shircliff has more than 30 years of investment management experience. He received his BS from the University of Louisville and holds the Chartered Financial Analyst designation.

	R. Andrew Beck	Portfolio Manager since the Funds’ inception and President of River Road. Mr. Beck was formerly employed as Senior Vice President and Portfolio Manager for Commonwealth SMC (SMC Capital, Inc.) from 1999-2005. Mr. Beck received his BS from the University of Louisville and his MBA from Babson College.

	Henry W. Sanders, III, CFA	Portfolio Manager since the Funds’ inception and Executive Vice President of River Road. Mr. Sanders was formerly employed as Senior Vice President and Portfolio Manager for Commonwealth SMC from 2002-2005. Additionally, Mr. Sanders has served as President for Bridges Capital Management and Vice President for PRIMCO Capital Management. He received his BS from Bellarmine University, his MBA from Boston College and holds the Chartered Financial Analyst designation.

Aston/River Road Dividend All Cap Value Fund
	James C. Shircliff, CFA	Portfolio Manager since the Fund’s inception. Please see above.

	Henry W. Sanders, III, CFA	Portfolio Manager since the Fund’s inception. Please see above.

	Thomas S. Forsha, CFA	Portfolio Manager of the Fund since June 2007 and Vice President of River Road. Mr. Forsha was formerly employed by ABN AMRO from 1998-2005, where he served as Equity Analyst and Portfolio Manager and was responsible for management of the North America equity allocation of the firm’s Global High Income Equity Fund. He received his BS in Finance from The Ohio State University’s Fisher College of Business and his MBA from The University of Chicago’s Graduate School of Business in 2006. Mr. Forsha is a member of the CFA Institute and the CFA Society of Louisville.

36

Management of the Funds (continued)

Fund Name	Portfolio Manager(s)	Investment Experience

Aston/Optimum Mid Cap Fund
	Thyra E. Zerhusen	Portfolio Manager of the Fund since May 1999; Ms. Zerhusen joined the investment team of Optimum in October 2003. From April 1999 to September 2003 she was on the investment team of Talon Asset Management and from 1993 to 1999 she was Senior Vice President and Principal at the Burridge Group. She has a Diplom Ingenieur from the Swiss Federal Institute of Technology and an MA in Economics from the University of Illinois.
	Marie L. Lorden	Co-Portfolio Manager of the Fund since March 2009; Ms. Lorden joined Optimum in September of 2003. Ms. Lorden is responsible for research and analysis of existing and potential holdings, as well as mutual fund, institutional relationship, and portfolio management. Previously, Ms. Lorden held positions specializing in equity product analysis with Zurich Insurance Group, Driehaus Capital Management, and The Burridge Group where she was responsible for equity maintenance research and institutional client relationships. Prior to joining Optimum, Ms. Lorden was a Project Manager at Radio Free Europe in Prague, Czech Republic. Ms. Lorden received her BS from EImhurst College in 1982 and her MBA from the Keller Graduate School of Management.
	Mary L. Pierson	Co-Portfolio Manager of the Fund since March 2009; Ms. Pierson joined Optimum in May of 2004. Ms. Pierson is responsible for research and analysis of existing and potential holdings, as well as mutual fund, institutional relationship, and portfolio management. Her prior experience includes 15 years with Harris Bancorp and Harris Futures Corporation. While general manager at Harris Futures Corporation, she was responsible for managing all aspects of the institution, which operated as a financial futures broker. In prior positions at Harris, Ms. Pierson conducted in-depth international economic research and analysis of foreign exchange exposure issues, along with currency trends and foreign political conditions related to investments. Ms. Pierson received her BA in Economics from DePauw University, her MA in Economics from Northwestern University and her MBA in Finance from The University of Chicago.

37

Management of the Funds (continued)

Fund Name	Portfolio Manager(s)	Investment Experience
Aston Value Fund
	Nevin P. Chitkara	Portfolio Manager of the Fund as of May 2006; Vice President for MFSI. Mr. Chitkara joined the Subadviser in 1997 as an equity research analyst. He holds an MBA from the MIT Sloan School of Management and a BS in Business Administration from Boston University.

	Steven R. Gorham, CFA	Portfolio Manager of the Fund since January 2002; Senior Vice President for the Subadviser. Mr. Gorham joined the Subadviser in 1989 and became an equity research analyst in 1992. From 1995 and 2000, he worked as an international analyst. He holds an MBA from Boston College and a BS from the University of New Hampshire.

	Brooks A. Taylor	Portfolio Manager of the Fund since March 2008. Investment Officer of the Subadviser. Mr. Taylor joined MFSI in 1996 as an equity research analyst and was named portfolio manager in 2000. He holds an MBA from the University of Pennsylvania and a BA from Yale University.

	Jonathan W. Sage, CFA	Portfolio Manager of the Fund since March 2008. Investment Officer of the Subadviser. Mr. Sage joined MFSI in 2000 as a quantitative equity research analyst and was named portfolio manager in 2005. He holds a BA from Tufts University.

Aston/TCH Fixed Income Fund
	Tere Alvarez Canida, CFA	Co-Portfolio Manager of the Fund since December 1, 2006 and President and Managing Principal of Taplin. Ms. Canida has over 28 years of investment experience. She previously served as Vice President and Senior Investment Officer of Southeast Bank. She received her BS from Georgetown University in 1975, and her MBA from The George Washington University in 1976. She became a Chartered Financial Analyst in 1983.

	Alan M. Habacht	Co-Portfolio Manager of the Fund since December 1, 2006 and Principal of Taplin. Mr. Habacht has over 37 years of investment experience. Before joining Taplin, he served as Senior Vice President and portfolio manager for INVESCO Capital Management. He also served as a security analyst for Weiss, Peck & Greer, Alliance Capital Management, and Bache & Company. He received his BA in Finance from Boston University in 1968.

	William J. Canida, CFA	Co-Portfolio Manager of the Fund since December 1, 2006 and Principal of Taplin. Mr. Canida has over 30 years of investment experience. Prior to joining Taplin, he served as Vice President and Senior Investment Officer for Harris Trust Company of Florida. He also was Vice President and Treasurer of AmeriFirst Florida Trust Company and Southeast Bank. Mr. Canida received his BA in 1973 and his MBA in 1975, both from Indiana University. He has also attended the National Graduate Trust School of Northwestern University, and became a Chartered Financial Analyst in 1982.

38

Management of the Funds (continued)

Fund Name	Portfolio Manager(s)	Investment Experience
Aston/Neptune International Fund
	Robin Geffen	Portfolio Manager since the Fund’s inception. Mr. Geffen has also served as Managing Director and Chief Investment Officer of Neptune since the firm’s inception in May 2002. Prior to launching Neptune, Mr. Geffen was the CIO and most recently Global CIO-Pensions at Orbitex, managing a number of funds. Mr. Geffen, a graduate of Keble College, Oxford, began his investment career in 1979.

Aston/Barings International Fund
	David Bertocchi, CFA	Portfolio Manager of the Fund since April 2008, Mr. Bertocchi joined Barings Asset Management in 2000 and was appointed Divisional Director in 2004. With over ten years of investment experience, Mr. Bertocchi is responsible for international equity focused on EAFE markets and global portfolios. Previously, he managed the Baring Global Equity Unit Trust and the Global Institutional Funds. He is a past member of Barings European and UK equity teams. Mr. Bertocchi holds an MBA from London Business School and a Bachelor of Science in Mechanical Engineering from the University of Calgary (Canada).

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio manager and the portfolio managers’ ownership of securities in the Funds is available in the SAI.

39

Management of the Funds (continued)

		Management Fee Paid for
Fund Name	Management Fee	Fiscal Year Ended 10/31/08
	(as a percentage of net assets)	(as a percentage of net assets)

Montag & Caldwell Growth Fund	First $800 million 0.80% Over $800 million 0.60%	0.69%
Aston/Veredus Select Growth Fund	0.80%	0.76	%(a)
Aston Growth Fund	0.70%	0.69%
Aston Value Fund	0.80%	0.64	%(a)
Aston/River Road Dividend All Cap Value	0.70%	0.65	%(a)
Aston/Optimum Mid Cap Fund	First $100 million 0.80% Next $300 million 0.75% Over $400 million 0.70%	0.73%
Aston/River Road Small-Mid Cap Fund	1.00%	0.94	%(a)
Aston/Veredus Aggressive Growth Fund	1.00%	0.94	%(a)
Aston/TAMRO Small Cap Fund	0.90%	0.88	%(a)
Aston/River Road Small Cap Value Fund	0.90%	0.90%
Aston/Neptune International Fund	1.00%	0.00	%(a)
Aston/Barings International Fund	1.00%	0.00	%(a)
Aston/Fortis Real Estate Fund	1.00%	0.80	%(a)
Montag & Caldwell Balanced Fund	0.75%	0.36	%(a)
Aston/TCH Fixed Income Fund	0.55%	0.14	%(a)

(a)Taking into account fee waivers then in effect.

40

Management of the Funds (continued)

RELATED PERFORMANCE

Aston/Barings International Fund
The following is a composite of international equity accounts managed by Baring Asset Management. As of December 31, 2008, the composite was composed of 5 accounts and assets of $293 million, which represents all separately managed accounts following the international equity strategy. The investment objective, policies and strategies of Aston/Barings International Fund are substantially similar to those of the accounts comprising the composite.

Total Return

		MSCI EAFE
Year End	Composite(a)	Index(a)

2008	(40.01)%	(43.38)%

2007	20.31%	11.17%

2006	31.29%	26.34%

2005	14.32%	13.54%

2004	22.69%	20.25%

2003	38.91%	38.59%

2002	(12.96)%	(15.94)%

2001	(25.97)%	(21.44)%

2000	(22.50)%	(14.17)%

1999	35.27%	26.97%

Average Annual Total Return
(For the periods ended December 31, 2008)

		MSCI EAFE
	Composite(a)	Index(a)

One Year	(40.01)%	(43.38)%

Three Year	(1.78)%	(7.35)%

Five Year	5.86%	1.66%

Ten Year	2.23%	0.80%

(a)The MSCI EAFE Index reflects the total return of securities comprising the index, including changes in the market prices as well as accrued investment income, which is presumed to be reinvested. Performance figures for the index do not reflect the deduction of transaction costs or expenses, including management fees.

The performance of the composite does not represent the historical performance of the Aston/Barings International Fund and should not be considered indicative of future performance of the Fund. Results may differ because of, among other things, differences in brokerage commissions, account expenses including management fees, the size of positions taken in relation to account size, diversification of securities, timing of purchases and sales, and availability of cash for new investment. Composite results are shown net of management fees of accounts comprising the composite. If the Fund’s fees and expenses had been used in calculating the composite’s performance, the performance of the composite would have been lower. In addition, the accounts comprising the composite are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code of 1986, as amended, which if applicable, may have adversely affected the performance results of the composite. The results for different products may vary.

41

Shareholder Information

OPENING AN ACCOUNT

•	Read this prospectus carefully.
•	Determine how much you want to invest. The minimum initial investment requirements for Class I shares of each Fund are as follows:

o	Montag & Caldwell Growth Fund: $5 million
o	Aston/Veredus Select Growth Fund: $2 million
o	Aston Growth Fund: $5 million
o	Aston Value Fund: $2 million
o	Aston/River Road Dividend All Cap Value Fund: $1 million
o	Aston/Optimum Mid Cap Fund: $2 million
o	Aston/River Road Small-Mid Cap Fund: $1 million
o	Aston/Veredus Aggressive Growth Fund: $2 million
o	Aston/TAMRO Small Cap Fund: $2 million
o	Aston/River Road Small Cap Value Fund Fund: $1 million
o	Aston/Neptune International Fund: $1 million
o	Aston/Barings International Fund: $1 million
o	Aston/Fortis Real Estate Fund: $2 million
o	Montag & Caldwell Balanced Fund: $1 million
o	Aston/TCH Fixed Income Fund: $2 million

•	Balances within the same Fund can be aggregated to meet the minimum initial investment requirements for the accounts of:

o	clients of a financial consultant
o	immediate family members (i.e., a person’s spouse, parents, children, siblings and in-laws)
o	a corporation or other legal entity

•	Minimum initial investment requirements may be waived:

o	for Trustees of the Trust and employees of the Adviser, its affiliates, and the Subadvisers, as well as their spouses.
o	with a “letter of intent” explaining how the investor/financial consultant would purchase shares over a Board-approved specified period of time to meet the minimum investment requirement.
o	The Trust reserves the right to waive a Fund’s minimum initial investment requirement for any reason.

•	Purchase, exchange and redemption requests received and processed before the New York Stock Exchange (“NYSE”) market close, typically 4:00 p.m. Eastern Time (“ET”), receive that business day’s closing NAV. Trades received after that time receive the following business day’s NAV.
•	Complete the account application and carefully follow the instructions. If you have any questions, please call 800 992-8151. Remember to complete the “Purchase, Exchange and Redemption Authorization” section of the account application to establish your account privileges and to avoid any delay and inconvenience of requesting these in writing at a later date.
•	Make your initial investment using the following table as a guideline.
•	All account openings and subsequent investment requests must be in “good order.”

Buy, Exchange and Sell Requests are in “good order” when

•	The account number and Fund name are included.
•	The amount of the transaction is specified in dollars or shares.
•	Signatures of all owners appear exactly as they are registered on the account in original form, as photocopies are not acceptable.
•	Any required Medallion Signature Guarantees are included.
•	Other supporting legal documents (as necessary) are present, including such “Requirements For Written Requests” as described later in this “Shareholder Information” Section.

42

Shareholder Information (continued)

To add to an account
Buying Shares	To open an account	(no minimum for subsequent investments)
Through Your Financial Representative	• Your financial representative is responsible for transmitting the order promptly.	• Your financial representative is responsible for transmitting the order promptly.

By Mail Aston Funds P.O. Box 9765 Providence, RI 02940 or Overnight Delivery Aston Funds 101 Sabin Street Pawtucket, RI 02860
• Complete and sign your application.

• Make your check payable to Aston Funds and mail to us at the address at the left.

• We accept checks, bank drafts, money orders, wires and ACH for purchases. Checks must be drawn on U.S. banks to avoid any fees or delays in processing.

• We do not accept travelers, temporary, post-dated, credit card courtesy, second or third party checks (which are checks made payable to someone other than the Funds, including you).

• Return the investment slip from a statement with your check in the envelope provided and mail to us at the address at the left.

• We accept checks, bank drafts, money orders, wires and ACH for purchases (see “Other Features” later in this “Shareholder Information” Section). Checks must be drawn on U.S. banks. There is a minimum $20 charge for returned checks.

• Give the following wire/ACH information to your bank:
PNC Bank
ABA #031-000-053
For: Aston Funds
A/C 8611758079
FBO “Aston Fund Number” “Your Account Number”

• Include your name, account number, taxpayer identification number or social security number, address and the Fund(s) you wish to purchase in the wire instructions.

• We do not accept travelers, temporary, post-dated, credit card courtesy, second or third party checks (which are checks made payable to someone other than the Funds, including you).

• For your protection, our current Internet capabilities allow you to check balances and transfer monies only between Aston Funds. Please contact us via mail with a signed letter of instruction for all other changes to your account.

By Phone 800 992-8151
• Obtain a Fund and account number by calling Aston Funds at the number at the left.

• Instruct your bank (who may charge a fee) to wire or ACH the amount of your investment.

• Give the following wire/ACH information to your bank:

  PNC Bank
ABA #031-000-053
For: Aston Fund
A/C 8611758079
FBO “Aston Fund Number” “Your Account Number”

• Return your completed and signed application to:

  Aston Funds
P.O. Box 9765
Providence, RI 02940

• Verify that your bank or credit union is a member of the ACH.

• To place your request with an Investor Services Associate, call between 9 a.m. and 7 p.m. ET, Monday – Friday.

• You should complete the “Bank Account Information” section of your account application.

• When you are ready to add to your account, call Aston Funds and tell the representative the Fund name, account number, the name(s) in which the account is registered and the amount of your investment.

• Instruct your bank (who may charge a fee) to wire or ACH the amount of your investment.

• Give the following wire/ACH information to your bank:
PNC Bank
ABA #031-000-053
For: Aston Funds
A/C 8611758079
FBO “Aston Fund Number” “Your Account Number”

• Include your name, account number, taxpayer identification number or social security number, address and the Fund(s) you wish to purchase in the wire instructions.

43

Shareholder Information (continued)

To add to an account
Buying Shares	To open an account	(no minimum for subsequent investments)

By Internet www.astonfunds.com	• Download the appropriate account application(s) from our Web site. • Complete and sign the application(s). Make your check payable to Aston Funds and mail it to the address under “By Mail” above.
• Verify that your bank or credit union is a member of the ACH.

• Complete the “Purchase, Exchange and Redemption Authorization” section of your account application.

• Self-register for online account access at www.astonfunds.com. Your social security number or employer identification number, account number and other security validating information will be required for registration.

• When you are ready to add to your account, access your account through Aston Funds’ Web site and enter your purchase instructions in the highly secure area for shareholders only called “Account Access.” ACH purchases on the Internet may take 3 to 4 business days.

Other funds in the Aston family of funds and share classes of Aston Funds are available through separate prospectuses. Please call 800 992-8151 for more information.

EXCHANGING SHARES

After you have opened an account with us, you can exchange your shares within Aston Funds to meet your changing investment goals or other needs. This privilege is not designed for frequent trading (which may subject you to a redemption fee) and may be difficult to implement in times of drastic market changes.

You can exchange shares from one Aston Fund to another within the same class of shares. (For example, from Aston Growth Fund Class I shares to Aston Value Fund Class I shares.) All exchanges to open new fund accounts must meet the minimum initial investment requirements. Exchanges may be made by mail, through the Internet or by phone at 800 992-8151 if you chose this option when you opened your account. For federal income tax purposes, each exchange into a different fund is treated as a sale and a new purchase. As a result, an investor holding shares in a non-tax deferred account is subject to federal income tax on any appreciation on the shares exchanged.

Aston Funds reserves the right to limit, impose charges upon, terminate or otherwise modify the exchange privilege by sending written notice to shareholders. All exchange requests must be in “good order.”

How Does an Exchange Take Place?
When you exchange your shares, you authorize the sale of your shares in one fund to purchase shares of another fund. In other words, you are requesting a sale and then a purchase. The exchange of your shares may be a taxable event for federal income tax purposes if the shares are not held in a tax deferred account and may subject you to a redemption fee.

44

Shareholder Information (continued)

SELLING/REDEEMING SHARES

Once you have opened an account with us, you can sell your shares to meet your changing investment goals or other needs. All redemption requests must be in “good order.” The following table shows guidelines for selling shares.

Selling Shares	Designed for...	To sell some or all of your shares...
Through Your Financial Representative	• Accounts of any type	• Your financial representative is responsible for transmitting the order promptly.

By Mail Aston Funds P.O. Box 9765 Providence, RI 02940 or Overnight Delivery Aston Funds 101 Sabin Street Pawtucket, RI 02860	• Accounts of any type • Sales or redemptions of any size (For redemptions over $50,000, please see Medallion Signature Guarantee on the next page)
• Write and sign a letter of instruction indicating the Fund name, Fund number, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

• Include all signatures and any additional documents that may be required (see “Selling Shares in Writing” on the next page). Signatures must be in original form, as photocopies are not accepted.

• Mail to us at the address at the left.

• A check will be mailed to the name(s) and address in which the account is registered. If you would like the check mailed to a different address, you must write a letter of instruction and have it Medallion Signature Guaranteed.

• Proceeds may also be sent by wire or ACH (see “Other Features” later in this “Shareholder Information” Section).

By Phone 800 992-8151	• Non-retirement accounts • Sales of up to $50,000 (for accounts with telephone account privileges)
• For automated service 24 hours a day using your touch-tone phone, call us at the number to the left.

• To place your request with an Investor Services Associate, call between 9 a.m. and 7 p.m. ET, Monday – Friday.

• A check will be mailed to the name(s) and address in which the account is registered. If you would like the check mailed to a different address, you must write a letter of instruction and have it Medallion Signature Guaranteed.

• Proceeds may also be sent by wire or ACH (see “Other Features” later in this “Shareholder Information” Section).

• The Funds reserve the right to refuse any telephone sales request and may modify the procedures at any time. The Funds make reasonable attempts to verify that telephone instructions are genuine, but you are responsible for any loss that you may incur from telephone requests.

45

Shareholder Information (continued)

Selling Shares	Designed for...	To sell some or all of your shares...
By Internet www.astonfunds.com	• Non-retirement accounts
• Complete the “Purchase, Exchange and Redemption Authorization” section of your account application.

• Self-register for an online account at www.astonfunds.com. Your social security number or employer identification number, account number and other security validating information will be required for registration.

• When you are ready to redeem a portion of your account, access your account through Aston Funds’ Web site and enter your redemption instructions in the highly secure area for shareholders only called “Account Access.” A check for the proceeds will be mailed to you at your address of record.

• Proceeds may also be sent by wire or ACH (see “Other Features” later in this “Shareholder Information” Section).

Selling Shares In Writing
In certain circumstances, you must make your request to sell shares in writing. You may need to include a Medallion Signature Guarantee (which protects you against fraudulent orders) and additional items with your request, as shown in the table below. We require Medallion Signature Guarantees if:

•	your address of record has changed within the past 30 days
•	you are selling more than $50,000 worth of shares (except for Montag & Caldwell Growth Fund and Montag & Caldwell Balanced Fund)
•	you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s) or other than wire or ACH sent to the bank account of the registered owner(s)

What is a Medallion Signature Guarantee?
A Medallion Signature Guarantee verifies the authenticity of your signature and may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion Program recognized by the Securities Transfer Association.

Medallion Signature Guarantees help ensure that major transactions or changes to your account are in fact authorized by you. For example, we require a Medallion Signature Guarantee on written redemption requests for more than $50,000. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted.

A notary public stamp or seal cannot be substituted for a Medallion Signature Guarantee.

46

Shareholder Information (continued)

Seller	Requirements for Written Requests
Owners of individual, joint, sole proprietorship, UGMA/UTMA, or general partner accounts
• Letter of instruction

• On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered, must be in original form, as photocopies are not accepted

• Medallion Signature Guarantee, if applicable (see previous page for more details)

Owners of corporate or association accounts
• Letter of instruction

• Corporate resolution certified within the past 12 months

• On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered, must be in original form, as photocopies are not accepted

• Medallion Signature Guarantee, if applicable (see previous page for more details)

Owners or trustees of trust accounts
• Letter of instruction

• On the letter, the signature of the trustee(s) must be in original form, as photocopies are not accepted

• If the names of all trustees are not registered on the account, a copy of the trust document certified within the past 12 months

• Medallion Signature Guarantee, if applicable (see previous page for more details)

Joint tenancy shareholders whose co-tenants are deceased
• Letter of instruction signed by the surviving tenant must be in original form, as photocopies are not accepted

• Certified copy of death certificate

• Medallion Signature Guarantee, if applicable (see previous page for more details)

Executors of shareholder estates
• Letter of instruction signed by executor must be in original form, as photocopies are not accepted

• Certified copy of order appointing executor

• Medallion Signature Guarantee, if applicable (see previous page for more details)

Administrators, conservators, guardians and other sellers or account types not listed above	• Call 800 992-8151 for instructions • Medallion Signature Guarantee, if applicable (see previous page for more details)

IRA accounts	• IRA distribution request form completed and signed. Call 800 992-8151 for a form, or download a form from our website at www.astonfunds.com.

In addition to the situations described above, Aston Funds may require Medallion Signature Guarantees in other circumstances based on the amount of the redemption request or other factors.

Other Features
The following other features are also available to buy and sell shares of the Funds.

Wire. To purchase and sell shares via the Federal Reserve Wire System:

•	You must authorize Aston Funds to honor wire instructions before using this feature. Complete the appropriate section on the application when opening your account or call 800 992-8151 to add the feature after your account is opened. Call 800 992-8151 before your first use to verify that this feature is set up on your account.
•	To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.

For accounts with existing wire instructions, wire redemptions may be placed over the phone. Consult your banking institution for any fees they may charge associated with wire transfers. Any changes made to existing wire instructions will only be accepted with a Medallion Signature Guaranteed letter of instruction.

Automated Clearing House (ACH).  To transfer money between your bank account and your Aston Funds account(s):

•	You must authorize Aston Funds to honor ACH instructions before using this feature. Complete the appropriate section on

47

Shareholder Information (continued)

the application when opening your account or call 800 992-8151 to add the feature after your account is opened. Call 800 992-8151 before your first use to verify that this feature is set up on your account.

•	Most transfers are completed within three business days of your call. ACH purchases will receive the NAV calculated on the day the money is received.
•	There is no fee to your account for this transaction and generally, no fee from your bank.

Redemptions In Kind
The Funds have elected, under Rule 18f-1 under the Investment Company Act of 1940, as amended, to pay sales proceeds in cash up to $250,000 or 1% of each Fund’s total value during any 90-day period for any one shareholder, whichever is less.

Larger redemptions may be detrimental to existing shareholders. While we intend to pay all sales proceeds in cash, we reserve the right to make payments for larger redemptions to you in the form of certain marketable securities of a Fund. This is called a “redemption in kind.” You may pay certain sales charges related to a redemption in kind, such as brokerage commissions, when you sell the securities. For shares that are not held in a tax deferred account, redemptions in kind are taxable for federal income tax purposes in the same manner as when sales proceeds are paid in cash.

Involuntary Conversions/Redemptions
To reduce expenses, we may transfer your account to Class N shares of the respective Fund, if applicable, if its value falls below the minimum initial investment. Additionally, we may sell your shares and close your fund account(s) if its value falls below the minimum initial investment as a result of your transaction activity. Unless you did not meet the minimum initial investment, we will give you 30 days notice before we convert your shares. This gives you an opportunity to purchase enough shares to raise the value of your fund position above the minimum initial investment to avoid transferring your account to a different class. We will not convert fund positions where there is an approved “letter of intent.” Redemption fees will not be assessed on involuntary conversions.

TRANSACTION POLICIES

Calculating Share Price
When you buy, exchange or sell shares, the NAV next determined is used to price your purchase or sale. The NAV for each share class of a Fund is determined each business day at the close of regular trading on the NYSE (typically 4 p.m. ET) by dividing the net assets of the class by the number of shares outstanding. Currently, the Funds observe the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Generally, market quotes are used to price securities. If market quotations are not available or are deemed unreliable, securities are valued at fair value as determined by the investment adviser in accordance with guidelines adopted and periodically reviewed by the Board of Trustees. These circumstances may arise, for instance, when trading in a security is suspended, the exchange or market on which a security is traded closes early, or the trading volume in a security is limited, calling into question the reliability of market quotations. In such a case, the Fund’s value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the value realized upon such security’s sale. The Board of Trustees receives a report of any actions taken under the Funds’ fair valuation procedures.

Quotations of foreign securities denominated in foreign currency are converted to U.S. dollar equivalents using foreign exchange quotations received from independent dealers. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE may not be reflected in the calculation of NAV. If events materially affecting the value of such securities occur during such period, then these securities may be valued at fair value as determined by the Investment Adviser in accordance with guidelines adopted by the Board of Trustees.

Certain Funds may invest in certain securities which are primarily listed on foreign exchanges that trade on weekends and other days when a Fund does not price its shares. Therefore the value of a Fund’s holdings may change on days when you will not be able to purchase or redeem its shares.

In addition, changes in values in the U.S. markets subsequent to the close of a foreign market may affect the values of securities traded in the foreign market. Under a Fund’s fair value pricing policies, the values of foreign securities may be adjusted from their last closing prices if such movements in the U.S. market exceed a specified threshold. As a result of the foregoing, it is possible that fair value prices will be used by a Fund to a significant extent. The Funds have retained an independent statistical fair value pricing service to assist in the fair valuation of securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time as of which Fund shares are priced.

Execution of Requests
Each Fund is open on each business day that the NYSE is open for trading. The NYSE is not open on weekends or national holidays. Buy, exchange and sell requests are executed at the NAV next calculated after Aston Funds or an authorized broker or designee receives your mail, telephone or Internet request in “good order.” Purchase orders and redemption requests must be received by the close of regular trading on the NYSE (typically

48

Shareholder Information (continued)

4 p.m. ET) for same day processing. On days when the Federal Reserve Cash Settlement System closes earlier than normal, these times may be accelerated. Sales proceeds are normally sent the next business day, but are always sent within seven days of receipt of a request in “good order.” Brokers and their authorized designees are responsible for forwarding purchase orders and redemption requests to the Funds.

Shares of Aston Funds can also be purchased through broker-dealers, banks and trust departments that may charge you a transaction or other fee for their services. These fees are not charged if you purchase shares directly from Aston Funds.

A Fund may be required to “freeze” your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.

Aston Funds reserves the right to:

•	refuse any purchase or exchange of shares if it could adversely affect a Fund or its operations;
•	suspend the offering of Fund shares;
•	change the initial and additional investment minimums or to waive these minimums for any investor;
•	delay sending you your sales proceeds for up to 15 days if you purchased shares by check. A minimum $20 charge will be assessed if any check used to purchase shares is returned;
•	change, withdraw or waive various services, fees and account policies.

Customer Identification Program
Federal law requires Aston Funds to obtain, verify and record identifying information for each investor who opens or reopens an account with Aston Funds. An investor may be an individual or a person other than an individual (such as a corporation, partnership or trust). Such identifying information may include the name, residential or business street address, principal place of business, local office or other physical location (for a person other than an individual), date of birth (for an individual), social security or taxpayer identification number or other identifying information. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, Aston Funds reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in Aston Funds or to involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. Aston Funds and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

Short-Term and Excessive Trading
The Funds are designed for long-term investors. Each Fund discourages and does not knowingly accommodate short-term and excessive trading. Such trading increases brokerage and administrative costs, may result in increased taxable gains to remaining shareholders and may disrupt portfolio management. For example, the Funds may be unable to effectively invest the proceeds from certain purchase or exchange requests under certain market conditions or may incur losses on the sale of investments. These risks may be more pronounced for Funds investing in securities that are more difficult to value or that are susceptible to pricing arbitrage (e.g., foreign securities, high yield securities and small cap securities). Thus, such trading may negatively impact a Fund’s NAV and result in dilution to long-term shareholders.

In an effort to protect long-term shareholders, the Funds’ Board of Trustees has adopted policies and procedures which seek to deter short-term trading and excessive trading and to detect such trading activity at levels that may be detrimental to the Funds. These policies and procedures include the following:

•	Aston/Fortis Real Estate Fund, Aston/Neptune International Fund and Aston/Barings International Fund have adopted a redemption fee for shares held less than 90 calendar days;
•	The Funds have adopted certain fair valuation practices intended to protect the Funds from time zone arbitrage with respect to foreign securities and other trading practices that seek to exploit stale prices;
•	The Funds or their agents will not be responsible for any unauthorized telephone or online order when reasonable procedures designed to verify the identity of the investor are followed.
•	The Funds reserve the right to:

o	Reject any purchase, including exchange purchases, that could adversely affect the Funds or their operations;
o	Limit, terminate or otherwise modify the exchange privilege of any shareholder deemed to be engaged in activities that may be detrimental to the Funds;
o	Reject any purchase, including exchange purchases, from investors if there appears to be evidence of short-term trading or excessive trading;
o	Permanently prevent future purchases and exchanges from occurring in accounts where short-term trading or excessive trading is apparent.
o	Delay sending redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading, or during unusual market conditions)
o	Suspend redemptions as permitted by law (e.g., emergency situations)

In making the determination to exercise these rights, the Funds may consider an investor’s trading history in the Funds and accounts under common ownership or control. The Funds seek to employ reasonable measures to detect short-term and excessive

49

Shareholder Information (continued)

trading at levels that may be detrimental to the Funds. Accordingly, the Funds use certain materiality and volume thresholds in applying the policies and procedures, but otherwise seek to apply the policies and procedures uniformly to all shareholders. With respect to accounts held through intermediaries, such intermediaries generally are contractually obligated to provide the Funds with certain shareholder trading information. However, the Funds cannot directly control activity through all channels and are dependent on intermediaries to enforce the Funds’ policies and procedures. In certain cases, intermediaries may not be able to implement policies and procedures in the same manner as the Funds due to system or other constraints or issues. Shareholders who invest through omnibus accounts may be subject to policies and procedures that differ from those applied by the Funds to direct shareholders. The Funds reserve the right to limit an intermediary’s future access to the Funds, up to and including termination of the Selling Agreement held with said intermediary. There is no assurance that the Funds’ policies and procedures will be effective in limiting and deterring short-term and excessive trading in all circumstances.

Redemption Fees
Aston/Fortis Real Estate Fund, Aston/Neptune International Fund and Aston/Barings International Fund assess a 2.00% fee on redemptions (including exchanges) of Fund shares sold or exchanged within 90 calendar days of purchase.

Redemption fees are paid to the respective Fund to help offset transaction costs and to protect the Fund’s long-term shareholders. Each Fund will use the “first-in, first-out” (FIFO) method to determine the holding period. Under this method, the date of the redemption or exchange will be compared to the earliest purchase date of shares held in the account. If this holding period is less than the required holding period, the fee will be charged.

The Funds will notify intermediaries, such as broker-dealers or plan administrators, of the Funds’ policies and procedures and request the intermediaries to track and remit redemption fees to the Fund. However, due to limitations with system capabilities, certain broker-dealers, banks, plan administrators and other intermediaries may not be able to track and collect redemption fees at this time or their method for tracking and calculating redemption fees may differ from those of the Funds. There is no assurance that the Funds’ redemption fee policies and procedures will be effective in limiting and deterring short-term and excessive trading in all circumstances. Redemption fees may not be assessed in certain circumstances, including the following: shares purchased through reinvested distributions; certain distributions required by law or due to shareholder hardship; redemptions through a Systematic Withdrawal Plan; redemptions of shares through an Automatic Investment Plan; accounts held through intermediaries that are unable or unwilling to assess redemption fees and do not report sufficient information to the Funds to impose a redemption fee (as discussed above); and circumstances where the Funds’ Administrator believes it to be in the best interest of the Funds and in accordance with the Funds’ policies and procedures to waive the redemption fee on behalf of the Funds.

ACCOUNT POLICIES AND DIVIDENDS

Account Statements
In general, you will receive quarterly account statements. In addition, you will also receive account statements:

•	after every transaction that affects your account balance (except for dividend reinvestments, automatic investment plans or systematic withdrawal plans);
•	after any change of name or address of the registered owner(s).

You will also receive an annual statement that describes the federal income tax characteristics of any dividends and distributions your Fund has paid to the investor during the year.

Aston Funds may charge a fee for certain services, such as providing historical account documents.

Mailings to Shareholders
To help reduce Fund expenses and environmental waste, Aston Funds combines mailings for multiple accounts going to a single household by delivering Fund reports (annual and semi-annual reports, prospectuses, etc.) in a single envelope. If you do not want us to continue consolidating your Fund mailings and would prefer to receive separate mailings with multiple copies of Fund reports, please call one of our Investor Services Associates at 800 992-8151.

Distributions
The Funds distribute income dividends and net capital gains. Income dividends represent the earnings from a Fund’s investments less its expenses; capital gains generally occur when a Fund sells a portfolio security for more than the original purchase price.

Dividends
The table on the next page shows the Funds’ dividend and distribution schedule.

Dividend Reinvestments
Investors may have their dividends and distributions reinvested in additional shares of a Fund. If you choose this option, or if you do not indicate a choice, your dividends and distributions will be automatically reinvested on the dividend payable date. You can also choose to have a check for your dividends and distributions mailed to you by choosing this option on your account application.

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Shareholder Information (continued)

Distribution Schedule

Funds	Dividends, if any	Capital Gains Distributions, if any

Equity, International and Sector Funds, (except Aston/River Road Dividend All Cap Value Fund and Aston Value Fund)	• Declared and paid annually	• Distributed at least once a year, generally in December
Balanced Fund and Aston Value Fund	• Declared and paid quarterly	• Distributed at least once a year, generally in December
Fixed Income Fund and Aston/River Road Dividend All Cap Value Fund	• Declared and paid monthly	• Distributed at least once a year, generally in December

Uncashed Checks
Checks should be cashed upon receipt, as interest will not be paid on uncashed checks. State escheat laws generally require the Trust to remit uncashed checks to the appropriate state after a specific period of time.

ADDITIONAL INVESTOR SERVICES

Aston Funds Web Site
The Funds maintain a Web site located at www.astonfunds.com. You can purchase, exchange and redeem shares and access information such as your account balance and a Funds’ NAVs through our Web site. Self-register for an online account at www.astonfunds.com. Your social security number or employer identification number, account number and other security validity information will be required to register. You may also need to have bank account information, wire instructions, ACH instructions or other options established on your account.

Aston Funds has procedures in place to try to prevent unauthorized access to your account information. The Funds and their agents will not be responsible for any losses resulting from unauthorized transactions on our Web site.

COMPENSATION TO INTERMEDIARIES

In addition to distribution and service fees paid by the Funds, the Adviser may pay compensation to intermediaries that distribute and/or service investors in the Funds out of its own assets and not as an additional charge to the Funds. These additional payments, which are sometimes referred to as “revenue sharing,” may represent a premium over payments made by other fund families, and may create an added incentive for investment professionals to sell or recommend the Funds over other funds offered by competing fund families. The revenue sharing payments may differ for each fund within the Aston family of funds, including within the same intermediary, and across intermediaries.

In addition, representatives of the distributor may be compensated through incentive programs of Aston in a manner that favors one Aston Fund or group of Funds over another Aston Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The Subadvisers attempt to obtain the best possible price and most favorable execution of transactions in their portfolio securities. There may be times when a Subadviser may pay one broker-dealer a commission that is greater than the amount that another broker-dealer may charge for the same transaction. The Subadviser generally determines in good faith if the commission paid was reasonable in relation to the brokerage or research services provided by the broker-dealer. In selecting and monitoring broker-dealers and negotiating commissions, the Subadviser considers, among other factors, a broker-dealer’s reliability, availability of research, the quality of its execution services and its financial condition.

51

Dividends, Distributions and Taxes

The Funds pay dividends and distribute capital gains at different intervals. All dividends and distributions are automatically reinvested at NAV unless you choose to receive them in a cash payment. You can change your payment options at any time by writing to us.

Certain tax considerations may apply to your investment in an Aston Fund. The following is a general description of certain federal income tax considerations. If you have any tax-related questions relating to your investments in an Aston Fund, please consult your tax adviser. Further information regarding the federal income tax consequences of investing in the Funds is included in the SAI.

Taxes
For federal income tax purposes:

•	The tax treatment of dividends and distributions is the same whether you reinvest the dividends and distributions or elect to receive them in cash. You will receive a statement with the federal income tax status of your dividends and distributions for the prior year by January 31.

•	Distributions of any net investment income, other than “qualified dividend income,” are taxable to you as ordinary income.

•	Distributions of qualified dividend income (i.e., generally dividends received by a Fund from domestic corporations and certain foreign corporations) generally will be taxed to individuals and other non-corporate investors in the Funds at federal income tax rates applicable to long-term capital gains, provided you meet certain holding period and other requirements contained in the Code with respect to your Fund shares and the Fund meets similar holding period and other requirements with respect to the dividend paying stock. The favorable treatment of qualified dividend income will expire for taxable years beginning after December 31, 2010. Dividends received by a Fund from most REITs and certain foreign corporations are not expected to qualify for treatment as qualified dividend income when distributed by a Fund. Therefore, it is not expected that a significant amount of the Aston/Fortis Real Estate Fund’s distributions will qualify for treatment as qualified dividend income when distributed by the Fund.

•	Distributions of net capital gain (net long-term capital gain less any net short-term capital loss) are taxable as long-term capital gain regardless of how long you may have held the shares of a Fund. In contrast, distributions of net short-term capital gain (net short-term capital gain less any net long-term capital loss) are taxable as ordinary income regardless of how long you have held shares of a Fund. Because distributions of net short-term capital gain are taxable as ordinary income, you generally cannot offset short-term capital gain distributions you receive from a Fund with capital losses.

•	Distributions declared to shareholders of record in October, November or December and paid on or before January 31 of the succeeding year will be treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared.

•	When you sell or exchange shares (other than shares held in a tax-deferred account), it generally is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if you held your shares for more than one year. If you held your shares for one year or less, the gain or loss will generally be treated as a short-term capital gain or loss. Short-term capital gains are taxable at ordinary federal income tax rates. For taxable years beginning on or before December 31, 2010, long-term capital gains are taxable to individuals and other non-corporate investors at a maximum federal income tax rate of 15%. You are responsible for any tax liabilities generated by your transactions.

•	If you do not provide Aston Funds with your complete and correct taxpayer identification number and required certification, or if the Internal Revenue Service so notifies us, you may be subject to backup withholding tax on dividends, distributions and redemption proceeds.

•	If you purchase shares of a Fund just before a dividend or distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as “buying a dividend.”

•	If a Fund qualifies (by having more than 50% of the value of its total assets at the close of the taxable year consist of stock or securities in foreign corporations) and elects to pass through foreign taxes paid on its investments during the year, such taxes will be reported to you as income. You may, however, be able to claim an offsetting tax credit or deduction on your federal income tax return, depending on your particular circumstances and provided you meet certain holding period and other requirements.

52

Financial Highlights

These financial highlights tables are to help you understand the Funds’ financial performance. The following schedules present financial highlights for one share of the Funds outstanding throughout the periods indicated. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds’ financial statements as of October 31, 2008 which have been audited by Ernst & Young LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Report, which is available upon request.

MONTAG & CALDWELL GROWTH FUND

	Year		Year		Year		Year	Year
	Ended		Ended		Ended		Ended	Ended
	10/31/08		10/31/07		10/31/06		10/31/05	10/31/04

Net Asset Value, Beginning of Period	$31.61		$25.24		$23.44		$21.61	$20.84
Income from Investment Operations:
Net investment income	0.13	(a)	0.14	(a)	0.13	(a)	0.11 (a)	0.10 (a)
Net realized and unrealized gain (loss) on investments	(8.70)		6.55		1.82		1.83	0.77

Total from investment operations	(8.57)		6.69		1.95		1.94	0.87

Less Distributions:
Distributions from and in excess of net investment income	(0.07)		(0.14)		(0.15)		(0.11)	(0.10)
Distributions from net realized gain on investments	(4.03)		(0.18)		—		—	—

Total distributions	(4.10)		(0.32)		(0.15)		(0.11)	(0.10)

Net increase (decrease) in net asset value	(12.67)		6.37		1.80		1.83	0.77

Net Asset Value, End of Period	$18.94		$31.61		$25.24		$23.44	$21.61

Total Return	(30.96)%		26.72%		8.36%		8.99%	4.19%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$754,671		$1,254,382		$1,246,683		$1,727,848	$2,184,511
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	0.83	%(b)	0.79	%(b)	0.78	%(b)	0.75%	0.74%
After reimbursement and/or waiver of expenses by Adviser	0.83	%(b)	0.79	%(b)	0.78	%(b)	0.75%	0.74%
Ratios of net investment income to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	0.51%		0.51%		0.56%		0.48%	0.48%
After reimbursement and/or waiver of expenses by Adviser	0.51%		0.51%		0.56%		0.48%	0.48%
Portfolio Turnover	52.32%		69.02%		68.74%		52.16%	52.86%

(a)The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)Ratios of expenses to average net assets include interest expense of less than 0.005% for the years ended October 31, 2008, October 31,2007 and October 31, 2006. The interest expense is from utilizing the line of credit.

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Financial Highlights (continued)

ASTON/VEREDUS SELECT GROWTH FUND

	Year	Year	Period
	Ended	Ended	Ended
	10/31/08	10/31/07	10/31/06(a)

Net Asset Value, Beginning of Period	$16.83	$13.08	$11.97

Income from Investment Operations:
Net investment income	(0.02)	(0.02)	—	(b)(c)
Net realized and unrealized loss on investments	(5.65)	3.77	1.11

Total from investment operations	(5.67)	3.75	1.11

Less Distributions:
Distributions from net realized gain on investments	(2.42)	—	—

Total from investment operations	(2.42)	—	—

Net increase (decrease) in net asset value	(8.09)	3.75	1.11

Net Asset Value, End of Period	$8.74	$16.83	$13.08

Total Return	(38.96)%	28.52%	9.27	%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$46,040	$3,216	$1,015
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.09%	1.19%	1.43	%(e)
After reimbursement and/or waiver of expenses by Adviser	1.05%	0.97%	0.98	%(e)
Ratios of net investment loss to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	(0.30)%	(0.48)%	(0.55	)%(e)
After reimbursement and/or waiver of expenses by Adviser	(0.26)%	(0.26)%	(0.10	)%(e)
Portfolio Turnover	387,57%	283.38%	269.88%

(a)Aston/Veredus Select Growth Fund – Class I commenced investment operations on September 11, 2006.

(b)The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)Represents less than $0.005 per share.

(d)Not Annualized.

(e)Annualized.

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Financial Highlights (continued)

ASTON GROWTH FUND

	Year		Year		Year		Year		Year
	Ended		Ended		Ended		Ended		Ended
	10/31/08		10/31/07		10/31/06		10/31/05		10/31/04

Net Asset Value, Beginning of Period	$22.83		$23.14		$22.97		$22.02		$21.33
Income from Investment Operations:
Net investment income (loss)	0.06		0.11	(a)	0.07		0.11	(a)	0.01 (a)
Net realized and unrealized gain (loss) on investments	(6.04)		2.43		1.27		0.92		0.68

Total from investment operations	(5.98)		2.54		1.34		1.03		0.69

Less Distributions:
Distributions from and in excess of net investment income	(0.05)		(0.11)		(0.08)		(0.08)		—
Distributions from net realized gain on investments	(5.63)		(2.74)		(1.09)		—		—

Total distributions	(5.68)		(2.85)		(1.17)		(0.08)		—

Net increase (decrease) in net asset value	(11.66)		(0.31)		0.17		0.95		0.69

Net Asset Value, End of Period	$11.17		$22.83		$23.14		$22.97		$22.02

Total Return	(33.61)%		12.19%		5.87%		4.69%		3.23%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$125,727		$247,258		$459,965		$449,492		$358,377
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	0.90	%(b)	0.83	%(b)	0.81	%(b)	0.82%		0.82%
After reimbursement and/or waiver of expenses by Adviser	0.90	%(b)	0.83	%(b)	0.81	%(b)	0.82%		0.82%
Ratios of net investment income to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	0.34%		0.51%		0.30%		0.49%		0.05%
After reimbursement and/or waiver of expenses by Adviser	0.34%		0.51%		0.30%		0.49%		0.05%
Portfolio Turnover	122.68%		47.46%		29.07%		31.30	%(c)	18.59%

(a)The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)Ratios of expenses to average net assets include interest expense of 0.01% for the year ended October 31,2008 and of less than 0.005% for the years ended October 31, 2007 and October 31, 2006. The interest expense is from utilizing the line of credit.

(c)Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

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Financial Highlights (continued)

ASTON VALUE FUND

	Year		Year	Year	Period
	Ended		Ended	Ended	Ended
	10/31/08		10/31/07	10/31/06	10/31/05(a)

Net Asset Value, Beginning of Period	$15.57		$14.07	$12.16	$12.36

Income from Investment Operations:
Net investment income	0.20		0.23	0.24	0.01	(b)
Net realized and unrealized loss on investments	(5.10)		2.07	2.09	(0.21)

Total from investment operations	(4.90)		2.30	2.33	(0.20)

Less Distributions:
Distributions from and in excess of net investment income	(0.20)		(0.23)	(0.23)	—
Distributions from net realized gain on investment	(1.41)		(0.57)	(0.19)	—

Total distributions	(1.61)		(0.80)	(0.42)	—

Net increase (decrease) in net asset value	(6.51)		1.50	1.91	(0.20)

Net Asset Value, End of Period	$9.06		$15.57	$14.07	$12.16

Total Return	(34.73)%		16.98%	19.64%	(1.62	)%(c)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$188,688		$289,024	$247,667	$192,662
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	0.93	%(e)	0.91%	0.91%	0.91	%(d)
After reimbursement and/or waiver of expenses by Adviser	0.77	%(e)	0.69%	0.69%	0.69	%(d)
Ratios of net investment income to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.47%		1.31%	1.62%	0.40	%(d)
After reimbursement and/or waiver of expenses by Adviser	1.63%		1.53%	1.84%	0.62	%(d)
Portfolio Turnover	67.57%		28.05%	26.86%	21.84%

(a)Aston Value Fund – Class I commenced investment operations on September 20, 2005.

(b)The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)Not Annualized.

(d)Annualized.

(e)	Ratios of expense to average net assets included interest expense of less than 0.005% of the year ended October 31, 2008, which is not included in the contractual expense limitation. The interest expenses is from utilizing the line of credit.

56

Financial Highlights (continued)

ASTON/RIVER ROAD DIVIDEND ALL CAP VALUE FUND

	Year		Period
	Ended		Ended
	10/31/08		10/31/07(a)

Net Asset Value, Beginning of Period	$12.57		$12.94

Income from Investment Operations:
Net investment income	0.41		0.16	(b)
Net realized and unrealized loss on investments	(3.55)		(0.37)

Total from investment operations	(3.14)		(0.21)

Less Distributions:
Distributions from and in excess of net investment income	(0.34)		(0.16)
Return of capital	(0.01)		—
Distributions from net realized gain on investments	(0.66)		—

Total Distributions	(1.01)		(0.16)

Net decrease in net asset value	(4.15)		(0.37)

Net Asset Value, End of Period	$8.42		$12.57

Total Return	(26.66)%		(1.58)	%(c)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$144		$197
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.10	%(d)	1.42	%(e)
After reimbursement and/or waiver of expenses by Adviser	1.05	%(d)	0.96	%(e)
Ratios of net investment income to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	4.06%		2.86	%(e)
After reimbursement and/or waiver of expenses by Adviser	4.11%		3.33	%(e)
Portfolio Turnover	48.95%		114.56%

(a)Aston/River Road Dividend All Cap Value Fund – Class I commenced investment operations on June 28, 2007.

(b)The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)Not Annualized.

(d)Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2008, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit.

(e)Annualized.

57

Financial Highlights (continued)

ASTON/OPTIMUM MID CAP FUND

	Year		Year		Year	Year	Period
	Ended		Ended		Ended	Ended	Ended
	10/31/08		10/31/07		10/31/06	10/31/05	10/31/04(a)

Net Asset Value, Beginning of Period	$32.64		$27.34		$23.30	$22.96	$23.61

Income from Investment Operations:
Net investment income (loss)	0.11		0.05		0.05	0.04	—	(b)(c)
Net realized and unrealized gain (loss) on investments	(13.09)		7.08		4.90	1.04	(0.65)

Total from investment operations	(12.98)		7.13		4.95	1.08	(0.65)

Less Distributions:
Distributions from net realized gain on investments	(2.19)		(1.83)		(0.91)	(0.74)	—

Total distributions	(2.19)		(1.83)		(0.91)	(0.74)	—

Net increase (decrease) in net asset value	(15.17)		5.30		4.04	0.34	(0.65)

Net Asset Value, End of Period	$17.47		$32.64		$27.34	$23.30	$22.96

Total Return	(42.39)%		27.43%		21.76%	4.69%	(2.80)%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$93,176		$126,691		$81,670	$73,293	$26,202
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	0.91	%(e)	0.87	%(e)	0.89%	0.94%	0.98	%(f)
After reimbursement and/or waiver of expenses by Adviser	0.91	%(e)	0.87	%(e)	0.89%	0.94%	0.98	%(f)
Ratios of net investment income (loss) to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	0.43%		0.19%		0.18%	0.21%	(0.04	)%(f)
After reimbursement and/or waiver of expenses by Adviser	0.43%		0.19%		0.18%	0.21%	(0.04	)%(f)
Portfolio Turnover	22.58%		26.15%		30.65%	27.42%	26.64%

(a)Aston/Optimum Mid Cap Fund – Class I commenced investment operations on July 6, 2004.

(b)The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)Represents less than $0.005 per share.

(d)Not Annualized.

(e)Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2008 and the year ended October 31, 2007, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit.

(f)Annualized.

58

Financial Highlights (continued)

ASTON/RIVER ROAD SMALL-MID CAP FUND

	Year	Period
	Ended	Ended
	10/31/08	10/31/07(a)

Net Asset Value, Beginning of Period	$10.13	$10.51

Income from Investment Operations:
Net investment income	0.02 (b)	0.01
Net realized and unrealized loss on investments	(3.00)	(0.39)

Total from investment operations	(2.98)	(0.38)

Less Distributions:
Distributions from net investment income	(0.01)	—

Total Distributions	(0.01)	—

Net decrease in net asset value	(2.99)	(0.38)

Net Asset Value, End of Period	$7.14	$10.13

Total Return	(29.49)%	(3.52)	%(c)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$84,002	$7,482
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.31%	2.57	%(d)
After reimbursement and/or waiver of expenses by Adviser	1.25%	1.24	%(d)
Ratios of net investment income (loss) to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	0.17%	(0.91)	%(d)
After reimbursement and/or waiver of expenses by Adviser	0.23%	0.42	%(d)
Portfolio Turnover	54.93%	41.51	%(c)

(a)Aston/River Road Small-Mid Cap Fund – Class I commenced investment operations on June 28, 2007.

(b)The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)Not Annualized.

(d)Annualized.

59

Financial Highlights (continued)

ASTON/VEREDUS AGGRESSIVE GROWTH FUND

	Year		Year		Year		Year	Year
	Ended		Ended		Ended		Ended	Ended
	10/31/08		10/31/07		10/31/06		10/31/05	10/31/04

Net Asset Value, Beginning of Period	$22.83		$18.71		$18.57		$16.40	$15.33

Income from Investment Operations:
Net investment loss	(0.21)		(0.19	)(a)	(0.17	)(a)	(0.12)	(0.15)
Net realized and unrealized gain on investments	(8.45)		5.54		0.31		2.29	1.22

Total from investment operations	(8.66)		5.35		0.14		2.17	1.07

Less Distributions:
Distributions from net realized gain on investments	(5.56)		(1.23)		—		—	—

Total distributions	(5.56)		(1.23)		—		—	—

Net increase (decrease) in net asset value	(14.22)		4.12		0.14		2.17	1.07

Net Asset Value, End of Period	$8.61		$22.83		$18.71		$18.57	$16.40

Total Return	(47.77)%		30.34%		0.75%		13.23%	6.98%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$16,719		$115,942		$150,697		$156,286	$114,607
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.30	%(b)	1.19	%(b)	1.13	%(b)	1.14%	1.15%
After reimbursement and/or waiver of expenses by Adviser	1.24	%(b)	1.19	%(b)	1.13	%(b)	1.14%	1.15%
Ratios of net investment loss to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	(0.96)%		(0.98)%		(0.87)%		(0.78)%	(0.90)%
After reimbursement and/or waiver of expenses by Adviser	(0.90)%		(0.98)%		(0.87)%		(0.78)%	(0.90)%
Portfolio Turnover	166.19%		126.54%		133.21%		140.04%	118.89%

(a)The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2008, 0.02% for the year ended October 31, 2007 and less than 0.005% for the year ended October 31, 2006, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit.

60

Financial Highlights (continued)

ASTON/TAMRO SMALL CAP FUND

	Year	Year		Year		Period
	Ended	Ended		Ended		Ended
	10/31/08	10/31/07		10/31/06		10/31/05(a)

Net Asset Value, Beginning of Period	$21.16	$19.83		$15.67		$15.32

Income from Investment Operations:
Net investment loss	0.02	(0.02	)(b)	(0.02	)(b)	(0.04	)(b)
Net realized and unrealized gain on investments	(6.42)	2.49		4.18		0.39

Total from investment operations	(6.40)	2.47		4.16		0.35

Less Distributions:
Distributions from net realized gain on investments	(0.97)	(1.14)		—		—

Net increase (decrease) in net asset value	(7.37)	1.33		4.16		0.35

Net Asset Value, End of Period	$13.79	$21.16		$19.83		$15.67

Total Return	(31.42)%	12.86%		26.55%		2.28	%(c)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$238,399	$137,059		$63,982		$11,432
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.07%	1.05	%(d)	1.11%		1.16	%(e)
After reimbursement and/or waiver of expenses by Adviser	1.05%	1.02	%(d)	0.99%		1.05	%(e)
Ratios of net investment income (loss) to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	0.54%	(0.14)%		(0.20)%		(0.39	)%(e)
After reimbursement and/or waiver of expenses by Adviser	0.56%	(0.11)%		(0.08)%		(0.28	)%(e)
Portfolio Turnover	66.65%	58.88%		58.28%		56.28%

(a)Aston/TAMRO Small Cap Fund – Class I commenced investment operations on January 4, 2005.

(b)The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)Not Annualized.

(d)Ratios of expenses to average net assets include interest expenses of less than 0.005% for the year ended October 31, 2007, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit.

(e)Annualized.

61

Financial Highlights (continued)

RIVER ROAD SMALL CAP VALUE FUND

	Year		Period
	Ended		Ended
	10/31/08		10/31/07(a)

Net Asset Value, Beginning of Period	$14.37		$14.04

Income from Investment Operations:
Net investment income	0.04	(b)	0.09	(b)
Net realized and unrealized loss on investments	(4.54)		0.46

Total from investment operations	(4.50)		0.55

Less Distributions:
Distributions from and in excess of net investment income	(0.01)		(0.09)
Distributions from net realized gain on investments	(0.54)		(0.13)

Total Distributions	(0.55)		(0.22)

Net increase (decrease) in net asset value	(5.05)		0.33

Net Asset Value, End of Period	$9.32		$14.37

Total Return	(32.34)%		3.91	%(c)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$114,666		$64,525
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.20	%(d)	1.16	%(d)(e)
After reimbursement and/or waiver of expenses by Adviser	1.20	%(d)	1.16	%(d)(e)
Ratios of net investment income to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	0.33%		0.31	%(e)
After reimbursement and/or waiver of expenses by Adviser	0.33%		0.31	%(e)
Portfolio Turnover	57.32%		74.18%

(a)River Road Small Cap Value Fund-Class I commenced investment operations on December 13, 2006.

(b)The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)Not Annualized.

(d)Ratios of expenses to average net assets include interest expenses of less than 0.005% for the year ended October 31, 2008 and the period ended October 31, 2007, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit.

(e)Annualized.

62

Financial Highlights (continued)

ASTON/NEPTUNE INTERNATIONAL FUND

	Year		Period
	Ended		Ended
	10/31/08		10/31/07(a)

Net Asset Value, Beginning of Period	$12.24		$10.00

Income from Investment Operations:
Net investment income	0.17	(b)	0.03
Net realized and unrealized loss on investments	(6.42)		2.21

Total from investment operations	(6.25)		2.24

Less Distributions:
Distributions from and in excess of net investment income	(0.14)		—

Total Distributions	(0.14)		—

Net increase in net asset value	(6.39)		2.24

Net Asset Value, End of Period	$5.85		$12.24

Total Return	(51.55)%		22.30	%(c)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$8,378		$2,370
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	3.02%		11.72	%(d)
After reimbursement an/or waiver of expenses by Adviser	1.04	%(e)	1.25	%(d)
Ratios of net investment income to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	(0.24)%		(9.21	)%(d)
After reimbursement and/or waiver of expenses by Adviser	1.74%		1.26	%(d)
Portfolio Turnover	7.39%		5.14	%(c)

(a)Aston/Neptune International Fund-Class I, commenced investment operations on August 6, 2007.

(b)The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)Not Annualized.

(d)Annualized.

(e)Effective February 11, 2008, the contractual expense limitation of 1.40% was removed and Aston agreed to voluntarily waive management fees and/or reimburse expenses for the Fund so that the net expense ratio is no more than 1.02% for Class I Shares. This voluntary waiver became the contractual expense limitation on February 29, 2008.

63

Financial Highlights (continued)

ASTON/BARINGS INTERNATIONAL FUND

	Period
	Ended
	10/31/08(a)

Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net investment income	0.10
Net realized and unrealized loss on investments	(5.02)

Total from investment operations	(4.92)

Less distributions:
Distributions from and in excess of net investment income	—
Distributions from net realized gain on investments	—

Total Distributions	—

Net decrease in net asset value	(4.92)

Net Asset Value, End of Period	$5.08

Total Return	(49.20)	%(b)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$5,517
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	3.95	%(c)(d)
After reimbursement an/or waiver of expenses by Adviser	1.18	%(c)(d)
Ratios of net investment income (loss) to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	(1.11)	%(d)
After reimbursement and/or waiver of expenses by Adviser	1.66	%(d)
Portfolio Turnover	121.99	%(b)

(a)Aston/Barings International Fund – Class I commenced investment operations on November 2, 2007.

(b)Not Annualized.

(c)Ratios of expenses to average net assets include interest expense of less than 0.01% for the period ended October 31, 2008, which is not included in the contractual or voluntary expense limitation. The interest expense is from utilizing the line of credit.

(d)Annualized.

64

Financial Highlights (continued)

ASTON/FORTIS REAL ESTATE FUND

	Year		Year		Year		Period
	Ended		Ended		Ended		Ended
	10/31/08		10/31/07		10/31/06		10/31/05(a)

Net Asset Value, Beginning of Period	$15.62		$20.00		$16.23		$16.64

Income from Investment Operations:
Net investment income	0.09	(b)	0.34	(b)	0.36	(b)	0.10	(b)
Net realized and unrealized loss on investments	(5.51)		(0.40)		5.42		(0.51)

Total from investment operations	(5.42)		(0.06)		5.78		(0.41)

Less Distributions:
Distributions from and in excess of net investment income	(0.13)		(0.07)		(0.16)		—
Distributions from net realized gain on investments	(3.99)		(4.25)		(1.85)		—

Total distributions	(4.12)		(4.32)		(2.01)		—

Net increase (decrease) in net asset value	(9.54)		(4.38)		3.77		(0.41)

Net Asset Value, End of Period	$6.08		$15.62		$20.00		$16.23

Total Return	(43.58)%		(1.18)%		39.54%		(2.46)%(c)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$23,411		$41,545		$46,025		$32,711
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.32	%(d)	1.20	%(d)	1.21	%(d)	1.32	%(e)

After reimbursement and/or waiver of expenses by Adviser	1.12	%(d)	1.11	%(d)	1.12	%(d)	1.11	%(e)

Ratios of net investment income to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	0.74%		1.99%		2.02%		5.11	%(e)

After reimbursement and/or waiver of expenses by Adviser	0.94%		2.08%		2.11%		5.32	%(e)

Portfolio Turnover	85.08%		88.75%		83.15%		43.14%

(a)Aston/Fortis Real Estate Fund – Class I commenced investment operations on September 20, 2005.

(b)The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)Not Annualized.

(d)Ratios of expenses to average net assets include interest expense of less than 0.005% for the years ended October 31, 2008, October 31, 2007 and October 31, 2006, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit.

(e)Annualized.

65

Financial Highlights (continued)

MONTAG & CALDWELL BALANCED FUND

	Year	Year		Year		Year	Year
	Ended	Ended		Ended		Ended	Ended
	10/31/08	10/31/07		10/31/06		10/31/05	10/31/04

Net Asset Value, Beginning of Period	$19.94	$17.19		$16.39		$15.81	$15.57

Income from Investment Operations:
Net investment income	0.27	0.24	(a)	0.22	(a)	0.21 (a)	0.23 (a)
Net realized and unrealized gain (loss) on investments	(4.35)	2.80		0.88		0.66	0.30

Total from investment operations	(4.08)	3.04		1.10		0.87	0.53

Less Distributions:
Distributions from and in excess of net investment income	(0.29)	(0.29)		(0.30)		(0.29)	(0.29)

Total distributions	(0.29)	(0.29)		(0.30)		(0.29)	(0.29)

Net increase (decrease) in net asset value	(4.37)	2.75		0.80		0.58	0.24

Net Asset Value, End of Period	$15.57	$19.94		$17.19		$16.39	$15.81

Total Return	(20.71)%	17.87%		6.80%		5.50%	3.41%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$919	$1,158		$7,640		$19,609	$79,936
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.49%	1.44	%(b)	1.07	%(b)	0.91%	0.87%
After reimbursement and/or waiver of expenses by Adviser	1.10%	1.08	%(b)	1.07	%(b)	0.91%	0.87%
Ratios of net investment income to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	0.99%	0.99%		1.33%		1.29%	1.44%
After reimbursement and/or waiver of expenses by Adviser	1.38%	1.35%		1.33%		1.29%	1.44%
Portfolio Turnover	43.65%	36.25%		33.70%		33.43%	35.90%

(a)The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)Ratios of expenses to average net assets include interest expense of less than 0.01% for the year ended October 31, 2007 and less than 0.005% for the year ended October 31, 2006, which is not included in the voluntary expense limitation. The interest expense is from utilizing the line of credit.

66

Financial Highlights (continued)

ASTON/TCH FIXED INCOME FUND

	Year	Year		Year		Year	Year
	Ended	Ended		Ended		Ended	Ended
	10/31/08	10/31/07		10/31/06		10/31/05	10/31/04

Net Asset Value, Beginning of Period	$9.73	$9.62		$9.69		$10.13	$10.07

Income From Investment Operations:
Net investment income	0.48	0.51	(a)	0.47	(a)	0.44 (a)	0.45
Net realized and unrealized gain (loss) on investments	(1.09)	0.13		(0.03)		(0.37)	0.13

Total from investment operations	(0.61)	0.64		0.44		0.07	0.58

Less Distributions:
Distributions from and in excess of net investment income	(0.52)	(0.53)		(0.51)		(0.51)	(0.52)

Total distributions	(0.52)	(0.53)		(0.51)		(0.51)	(0.52)

Net increase (decrease) in net asset value	(1.13)	0.11		(0.07)		(0.44)	0.06

Net Asset Value, End of Period	$8.60	$9.73		$9.62		$9.69	$10.13

Total Return	(6.65)%	6.84%		4.68%		0.65%	5.93%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$25,891	$39,318		$43,148		$72,876	$278,712
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	0.81%	0.78	%(b)	0.71	%(b)	0.70%	0.67%
After reimbursement and/or waiver of expenses by Adviser	0.40%	0.47	%(b)(c)	0.50	%(b)	0.49%	0.49%
Ratios of net investment income to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	4.84%	4.89%		4.70%		4.23%	4.34%
After reimbursement and/or waiver of expenses by Adviser	5.25%	5.20%		4.91%		4.44%	4.52%
Portfolio Turnover	78.39%	71.61%		71.19%		41.33%	46.80%

(a)The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)Ratios of expenses to average net assets include interest expense of less than 0.005% for the years ended October 31, 2007 and October 31, 2006, which is not included in the contractual or voluntary expense limitation. The interest expense is from utilizing the line of credit.

(c)The Adviser’s expense reimbursement level, which affects the net expense ratio, was changed from 0.49% to 0.39% on September 1, 2007. Subsequently, on October 1, 2008, the Adviser’s expense reimbursement level changed from 0.39% to 0.49%.

67

General Information

If you wish to know more about Aston Funds, you will find additional information in the following documents:

SHAREHOLDER REPORTS

You will receive an unaudited semi-annual report dated April 30 and an annual report dated October 31 which is audited by an independent registered public accounting firm. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI, which is incorporated into this prospectus by reference and dated March 1, 2009, as amended from time to time, is available to you without charge and can be mailed to you upon request. It contains more detailed information about the Funds.

HOW TO OBTAIN REPORTS

Contacting Aston Funds
You can get free copies of the reports and SAI, request other information and get answers to your questions about the Funds by contacting:

Address:	Aston Funds P.O. Box 9765 Providence, RI 02940

Phone:	Shareholder Services &	800 992-8151
Fund Literature
	Investment Advisor Services	800 597-9704

Web site:	www.astonfunds.com

Obtaining Information from the SEC
You can visit the EDGAR Database on the SEC’s Web site at http://www.sec.gov to view the SAI and other information. You can also view and copy information about the Funds at the SEC’s Public Reference Room in Washington D.C. To find out more about the Public Reference Room, you can call the SEC at 202 551-8090. Also, you can obtain copies of this information after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington D.C. 20549-0102.

Investment Company Act File Number: 811-8004

68

Aston Asset Management

Aston Funds
P.O. Box 9765
Providence, RI 02940

AST I NAV 09

Aston Funds
Class R Shares
Prospectus

March 1, 2009

A diversified, actively managed fund family with a process-driven approach to investing.

NOT FDIC INSURED. NO BANK GUARANTEE. MAY LOSE VALUE.

The Securities and Exchange Commission has not approved or disapproved these or any mutual fund's shares or determined if this prospectus is accurate or complete. Any representation to the contrary is a crime.

EQUITY FUNDS	Ticker Symbol

Aston/Montag & Caldwell Growth Fund	MCRGX
Aston Growth Fund	CCGRX

Thank you for your interest in Aston Funds. Our diversified family of funds offers you a variety of investment opportunities to help you build wealth and meet financial goals such as retirement. This prospectus pertains only to the Class R Shares of Aston Funds. Please read this prospectus carefully and keep it for future reference.

For a list of terms with definitions that you may find helpful as you read this prospectus, please refer to the “Investment Terms” Section.

Mutual fund shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the Federal Deposit Insurance Corporation (FDIC).

No single fund is intended to be a complete investment program, but individual funds can be an important part of a balanced and diversified investment program. Mutual funds have the following general risks:

•	the value of fund shares will fluctuate
•	you could lose money
•	you cannot be certain that a fund will achieve its investment objective

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Aston/Montag & Caldwell Growth Fund

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation and, secondarily, current income, by investing primarily in common stocks and convertible securities.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in common stocks and convertible securities. The portfolio manager uses a bottom-up approach to stock selection and seeks high quality, well-established large-cap companies that the portfolio manager believes are growing their near-term earnings at an above average rate. The portfolio manager emphasizes valuation to find companies selling at a discount to their intrinsic value. These companies must pass an initial capitalization screen and:

•	have a strong history of earnings growth
•	are attractively priced, relative to the company’s potential for above average long-term earnings and revenue growth
•	have strong balance sheets
•	have a sustainable competitive advantage
•	are currently, or have the potential to become, industry leaders
•	have the potential to outperform during market downturns

The Fund may invest in foreign securities (directly and through depositary receipts).

To manage risk, the portfolio manager limits sector and individual security exposure, and adheres to a strong sell discipline.

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved.

Foreign Securities Risk: Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. The securities of foreign companies may be less liquid and may fluctuate more widely than those traded in U.S. markets. Foreign companies and markets may also have less governmental supervision. There may be difficulty in enforcing contractual obligations and little public information about the companies. Trades typically take more time to settle and clear, and the cost of buying and selling foreign securities is generally higher than similar costs associated with U.S. traded securities.

•	Currency Risk: The value of the securities held by the Fund may be affected by changes in exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of the holding increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in U.S. dollar terms.

•	Political/Economic Risk: Changes in economic, tax or foreign investment policies, or other political, governmental or economic actions can adversely affect the value of the securities in the Fund.

•	Regulatory Risk: In foreign countries, accounting, auditing and financial reporting standards and other regulatory practices and requirements are generally different from those required for U.S. companies.

Growth Style Risk: Growth investing involves buying stocks that have relatively high price-to-earnings ratios. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. During periods of growth stock underperformance, the Fund’s performance may suffer.

Liquidity Risk: When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Manager Risk: The performance of the Fund is dependent upon the investment adviser’s skill in selecting managers and the portfolio manager’s skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

Market Risk: The Fund’s share price can move down in response to stock market conditions, changes in the economy or changes in a particular company’s stock price. An individual stock may decline in value even when the value of stocks in general are rising.

For additional information regarding the Fund, please refer to the “Investment Terms” and “Additional Information Regarding Investment Strategies” Sections.

3

Aston/Montag & Caldwell Growth Fund (continued)

FUND PERFORMANCE

The bar chart shows how the Fund’s performance has varied from year-to-year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Calendar Year Total Return

Best Quarter:	9/07	9.18%
Worst Quarter:	12/08	(20	.37)%

The following table indicates how the Fund’s average annual returns for different calendar periods compared to the returns of a broad-based securities market index. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

Average Annual Total Return
(For the periods ended December 31, 2008)

			Since
	1 Year	5 Years	Inception(a)

Aston/Montag & Caldwell Growth Fund:
Return Before Taxes	(32.76)%	(0.89)%	1.89%
Return After Taxes on Distributions	(33.11)%	(1.45)%	1.40%
Return After Taxes on Distributions and Sale of Fund Shares	(20.85)%	(0.63)%	1.72%

Russell 1000 Growth Index(b)	(38.44)%	(3.42)%	1.45%

(a) Inception of Class R shares: December 31, 2002, Index data computed from December 31, 2002.
(b) Reflects no deduction for taxes, fees and expenses.

After-tax returns are calculated using the highest historical marginal individual federal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

4

Fund Expenses

As an investor in the Fund, you pay certain indirect fees and expenses, which are described in the table below.

Shareholder Fees
As a benefit of investing in Class R shares of the Fund, you do not incur any sales loads, exchange fees, or redemption fees.

Annual Fund Operating Expenses
Operating expenses are the normal costs of operating any mutual fund. These expenses are not charged directly to investors. They are paid from the Fund’s assets and are expressed as an expense ratio, which is a percentage of average daily net assets.

				Acquired	Total
	Management	Distribution	Other	Fund Fees	Expense
Fund	Fees	(12b-1) Fees	Expenses	and Expenses	Ratio

Aston/Montag & Caldwell Growth Fund(a)	0.69%	0.50%	0.14%	—	1.33%

(a)In addition to Class R shares, the Fund offers two other classes of shares that invest in the same portfolio of securities. Shareholders of Class N shares are subject to a 12b-1 distribution fee and shareholders of Class I shares are not subject to a 12b-1 distribution fee; therefore expense and performance figures will vary among the classes. The information in the table above and the example below relate to the Class R shares, which are offered in this prospectus. Class N shares and Class I shares are offered in separate prospectuses.

Example
This hypothetical example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of the period. The example assumes you reinvested all dividends and distributions, that the average annual return was 5% and that operating expenses remained the same. The example is for comparison purposes only and does not represent the Fund’s actual or future expenses and returns.

	1 Year	3 Years	5 Years	10 Years

Aston/Montag & Caldwell Growth Fund	$135	$421	$729	$1,601

5

Aston Growth Fund
(Formerly Aston/ABN AMRO Growth Fund)

INVESTMENT OBJECTIVE

The Fund seeks long-term total return through a combination of capital appreciation and current income by investing primarily in a combination of stocks and bonds.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in common stocks and convertible securities. The portfolio manager uses a bottom-up approach to stock selection and seeks high quality, well-established large-cap companies that the portfolio manager believes are growing their near-term earnings at an above average rate. The portfolio manager emphasizes valuation to find companies selling at a discount to their intrinsic value. These companies must pass an initial capitalization screen and:

•	have a strong history of earnings growth
•	are attractively priced, relative to the company’s potential for above average long-term earnings and revenue growth
•	have strong balance sheets
•	have a sustainable competitive advantage
•	are currently, or have the potential to become, industry leaders
•	have the potential to outperform during market downturns

The Fund may invest in foreign securities (directly and through depositary receipts).

To manage risk, the portfolio manager limits sector and individual security exposure, and adheres to a strong sell discipline.

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved.

Foreign Securities Risk: Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. The securities of foreign companies may be less liquid and may fluctuate more widely than those traded in U.S. markets. Foreign companies and markets may also have less governmental supervision. There may be difficulty in enforcing contractual obligations and little public information about the companies. Trades typically take more time to settle and clear, and the cost of buying and selling foreign securities is generally higher than similar costs associated with U.S. traded securities.

•	Currency Risk: The value of the securities held by the Fund may be affected by changes in exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of the holding increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in U.S. dollar terms.

•	Political/Economic Risk: Changes in economic, tax or foreign investment policies, or other political, governmental or economic actions can adversely affect the value of the securities in the Fund.

•	Regulatory Risk: In foreign countries, accounting, auditing and financial reporting standards and other regulatory practices and requirements are generally different from those required for U.S. companies.

Growth Style Risk: Growth investing involves buying stocks that have relatively high price-to-earnings ratios. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. During periods of growth stock underperformance, the Fund’s performance may suffer.

Liquidity Risk: When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Manager Risk: The performance of the Fund is dependent upon the investment adviser’s skill in selecting managers and the portfolio manager’s skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

Market Risk: The Fund’s share price can move down in response to stock market conditions, changes in the economy or a particular company’s stock price. An individual stock may decline in value even when the value of stocks in general is rising.

For additional information regarding the Fund, please refer to the “Investment Terms” and “Additional Information Regarding Investment Strategies” Sections.

6

Aston Growth Fund (continued)

FUND PERFORMANCE

The bar chart shows how the Fund’s performance has varied from year-to-year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Calendar Year Total Return*

Best Quarter:	6/03	10.79%
Worst Quarter:	12/08	(20	.30)%

The following table indicates how the Fund’s average annual total returns for different calendar periods compared to the returns of a broad-based securities market index. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

Average Annual Total Return*
(For the period ended December 31, 2008)

			Since
	1 Year	5 Years	Inception(a)

Aston Growth Fund:
Return Before Taxes	(32.80)%	(5.18)%	(1	.21)%
Return After Taxes on Distributions	(32.81)%	(6.46)%	(2	.33)%
Return After Taxes on Distributions and Sale of Fund Shares	(21.31)%	(3.90)%	(0	.65)%

Russell 1000 Growth Index(b)	(38.44)%	(3.42)%	1.45%

(a)Inception of Class R shares: December 31, 2002. Index data computed from December 31, 2002.
(b)Reflects no deduction for taxes, fees or expenses.
* Montag & Caldwell, Inc. became the subadviser as of January 1, 2008. Performance prior to that date reflects the performance of a previous subadviser.

After-tax returns are calculated using the highest historical marginal individual federal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

7

Fund Expenses

As an investor in the Fund, you pay certain indirect fees and expenses, which are described in the table below.

Shareholder Fees
As a benefit of investing in Class R shares of the Fund, you do not incur any sales loads, exchange fees, or redemption fees.

Annual Fund Operating Expenses
Operating expenses are the normal costs of operating any mutual fund. These expenses are not charged directly to investors. They are paid from the Fund’s assets and are expressed as an expense ratio, which is a percentage of average daily net assets.

				Acquired	Total
	Management	Distribution	Other	Fund Fees	Expense
Fund	Fees	(12b-1) Fees	Expenses	and Expenses	Ratio

Aston Growth Fund(a)	0.70%	0.50%	0.19%	—	1.39	%(b)

(a)In addition to Class R shares, the Fund offers two other classes of shares that invest in the same portfolio of securities. Shareholders of Class N shares are subject to a 12b-1 distribution fee and no shareholder service fee, and shareholders of Class I shares are not subject to a 12b-1 distribution fee or a shareholder service fee; therefore expense and performance figures will vary among the classes. The information in the table above and the example below relate to the Class R shares, which are offered in this prospectus. Class N shares and Class I shares are offered in separate prospectuses.

(b)The expense ratio does not include interest expense incurred by the Fund from utilizing a line of credit. If interest expense was included, the net expense ratio for the Fund would be 1.40%.

Example
This hypothetical example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of the period. The example assumes you reinvested all dividends and distributions, that the average annual return was 5% and that operating expenses remained the same. The example is for comparison purposes only and does not represent the Fund’s actual or future expenses and returns.

	1 Year	3 Years	5 Years	10 Years

Aston Growth Fund	$142	$440	$761	$1,669

8

Additional Information Regarding Investment Strategies

In addition to the principal investment strategies described in the Fund Summaries, there may be times when the Funds use secondary investment strategies in seeking to achieve their investment objectives. Information regarding such secondary strategies, as well as additional information regarding certain principal strategies, is shown below.

Depositary Receipts of Foreign Securities
The Funds may invest in foreign securities in the form of depositary receipts and/or securities traded directly on U.S. exchanges. Depositary receipts represent ownership of securities in foreign companies and are held in banks and trust companies. They can include ADRs, which are traded on U.S. exchanges and are U.S. dollar-denominated, EDRs, which are traded on European exchanges and may not be denominated in the same currency as the security they represent, and GDRs, which are issued globally and evidence a similar ownership arrangement.

Although ADRs, EDRs and GDRs do not eliminate the risks inherent in investing in the securities of foreign issuers, which include market, political, currency and regulatory risk, by investing in ADRs, EDRs or GDRs rather than directly in securities of foreign issuers, the Funds may avoid currency risks during the settlement period for purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, in which standards are more uniform and more exacting than those to which many foreign issuers may be subject. A Fund may invest in ADRs sponsored or unsponsored by the issuer of the underlying security. In the case of an unsponsored ADR, a Fund may bear higher expenses and encounter greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.

Commercial Paper
Commercial paper are short-term fixed income securities issued by banks, corporations and other borrowers. There is the risk that the issuer of the commercial paper will not be able to make principal and/or interest payments. Commercial paper may include securities issued in reliance on the private placement exemption under Section 4(2) of the Securities Act of 1933, as amended. Section 4(2) paper is generally sold to an institutional investor, such as a Fund, that agrees that it is purchasing the paper for investment and not with a view to public distribution. Any resale of Section 4(2) commercial paper must similarly be in an exempt transaction.

Convertible Securities
Convertible securities are fixed income or equity securities that pay interest or dividends and that may be exchanged on certain terms into common stock of the same corporation.

Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. There is the risk that the issuer of the security will not be able to make principal and/or interest payments as well as the risk that the holder of the security may not take advantage of the convertible features in the appropriate time frame.

Corporate Debt Securities
Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. A Fund may also purchase interests in bank loans made to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities.

Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Debentures
Debentures are bonds or promissory notes that are secured by the general credit of the issuer, but not secured by specific assets of the issuer. There is the risk that the issuer of the security will not be able to make principal and/or interest payments.

Defensive Strategy
There may be times when a Fund takes temporary positions that may not achieve its investment objective or follow its principal investment strategies for defensive reasons. This includes investing all or a portion of its total assets in cash or cash equivalents, such as money market securities and repurchase agreements. Although a Fund would do this in seeking to avoid losses, following a defensive strategy could reduce the benefit from any market upswings.

9

Additional Information Regarding Investment Strategies (continued)

Derivatives
The Funds may engage in derivatives primarily for hedging purposes, to maintain liquidity or in anticipation of changes in portfolio composition. Derivatives have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts, swaps and related products.

Hedging involves using derivatives to offset a potential loss in one position by establishing an interest in an opposite position. Any loss generated by the derivative should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. A Fund may realize a loss if interest rates, security prices or indices move in the opposite direction than the portfolio manager anticipates.

Derivatives will only be used when consistent with the objectives and strategy of a Fund. The portfolio manager(s) will ensure that the effective market exposure resulting from the use of derivatives will not exceed the total amount available for investment within a Fund (i.e., the use of derivatives will not result in a Fund being leveraged). All derivative positions will be covered by that Fund’s existing assets. The portfolio manager(s) will place a limit on the derivative exposure as a proportion of assets.

Equity Securities
Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. A Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value may increase with the value of the issuer’s business. Types of equity securities include common stocks, preferred stocks, warrants and rights, convertible securities and other securities that represent underlying total shares, such as depositary receipts.

Fixed Income Securities
Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields. The Funds may invest in fixed income securities to offset the volatility of the stock market. Fixed income securities provide a stable flow of income for a Fund.

Foreign Securities
Foreign securities are securities issued by corporations, governments and other issuers located outside the United States. Foreign securities are subject to additional risks.

Other Investment Companies
The Funds may invest in securities of other investment companies, including ETFs, open-end funds and closed-end funds. An ETF is an investment company that seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter. The risks of investment in other investment companies typically reflect the risk of the types of securities in which the funds invest. Investments in ETFs and closed-end funds are subject to the additional risk that shares of the fund may trade at a premium or discount to their net asset value per share. When a Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Fund’s fees and expenses.

Preferred Stocks
Preferred stocks are stocks that pay dividends at a specified rate. Dividends are paid on preferred stocks before they are paid on common stocks. In addition, preferred stockholders have priority over common stockholders as to the proceeds from the liquidation of a company’s assets, but are subordinate to the claims of all creditors.

Repurchase Agreements
Repurchase agreements, or repos, are transactions in which a security (usually a government security) is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually the next day. If the seller of the underlying security under the repurchase agreement should default on its obligation to repurchase the underlying security, a Fund may experience delay or difficulty in exercising its right to realize upon the security. Additionally, a Fund may incur a

10

Additional Information Regarding Investment Strategies (continued)

loss if the value of the security should decline, as well as any disposition costs in liquidating the security.

Rule 144A Securities
Rule 144A securities are restricted securities that can be sold to qualified institutional buyers under the Securities Act of 1933, as amended. Investing in Rule 144A securities may increase the illiquidity of a Fund’s investments in the event that an adequate trading market does not exist for these securities. To the extent there is an adequate trading market for lower-rated securities, Rule 144A securities generally are not subject to an increase in illiquidity.

U.S. Government Securities
These are fixed income obligations of the U.S. government and its various agencies. U.S. government securities issued by the U.S. Treasury (bills, notes and bonds) are backed by the full faith and credit of the federal government. Some government securities not issued by the U.S. Treasury also carry the government’s full faith and credit backing on principal or interest payments. Some securities are backed by the issuer’s right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization. All government securities are considered highly creditworthy. This guarantee, however, does not extend to the market prices for such securities which can fluctuate.

More information about the risks associated with investing in the Funds can also be found in the Funds’ statement of additional information (“SAI”).

11

Investment Terms

The following is a list of terms with definitions that you may find helpful as you read this prospectus.

American Depositary Receipts (ADRs). ADRs represent ownership of securities in foreign stock and are issued by U.S. banks and trust companies. ADRs are denominated in U.S. dollars and are traded on a U.S. exchange.

Bottom-Up Investing: An investing approach in which securities are researched and chosen individually with less consideration given to economic or market cycles.

Corporate Bonds: Fixed income securities issued by corporations.

Diversification: The practice of investing in a broad range of securities to reduce risk.

European Depositary Receipts (EDRs). EDRs represent ownership of securities in foreign stock and are issued by a foreign bank. EDRs are generally denominated in foreign currencies and may not be denominated in the same currency as the securities they represent. Generally, EDRs are designed for use in the foreign securities markets.

Exchange-Traded Fund (ETF). An ETF is an investment company that seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index.

Expense Ratio: A fund’s cost of doing business, expressed as a percentage of its net assets and disclosed in a prospectus.

Global Depositary Receipts (GDRs). GDRs represent ownership of securities in foreign stock and are issued by a foreign bank. GDRs are generally denominated in foreign currencies and may not be denominated in the same currency as the securities they represent. Generally, GDRs are designed for use in the foreign securities markets.

Growth Style Investing: An investing approach that involves buying stocks of companies that are generally industry leaders with above-average, sustainable growth rates. Typically, growth stocks are the stocks of the fastest growing companies in the most rapidly growing sectors of the economy. Growth stock valuation levels (e.g., price-to-earnings ratio) will generally be higher than value stocks.

Investment Objective: The goal that an investor and a mutual fund seek together. Examples include current income, total return, long-term capital growth, etc.

Issuer: The company that issues a security, such as a stock, bond or money market security.

Large-Cap Stocks: Stocks issued by large companies. Unless otherwise defined by a portfolio manager, subadviser or the adviser, a large-cap company is defined as one with a market capitalization of $5 billion or more. Typically, large-cap companies are established, well-known companies; some may be multi-nationals.

Management Fee: The amount that a mutual fund pays to the investment adviser for its services.

Market Capitalization: Value of a corporation or other entity as determined by the market price of its securities.

Mutual Fund: An investment company that stands ready to buy back its shares at their current net asset value. Most mutual funds continuously offer new shares to investors.

Net Asset Value (NAV): The per share value of a mutual fund, found by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once a day.

Risk/Reward Trade-Off: The principle that an investment must offer higher potential returns as compensation for the likelihood of increased volatility.

Russell 1000 Growth Index. An unmanaged index measuring the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Total Return: A measure of a fund’s performance that encompasses all elements of return: dividends, capital gains distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming re-investment of dividends and capital gains distributions, expressed as a percentage of the initial investment.

12b-1 Fee: A mutual fund fee, named for the Securities and Exchange Commission (“SEC”) rule that permits it, used to pay for distribution costs, such as advertising and commissions paid to dealers. (See “Distribution Plan 12b-1 Fees” in the “Shareholder Information” Section.)

12

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of each Fund’s portfolio holdings is available in the SAI and on our Web site at www.astonfunds.com.

13

Management of the Funds

THE INVESTMENT ADVISER

Aston Asset Management LLC
Aston Asset Management LLC (“Aston” or “Adviser”), 120 N. LaSalle Street, 25th Floor, Chicago, IL 60602, is the investment adviser to the Funds. Aston, a majority owned subsidiary of Highbury Financial Inc., was formed for the purpose of acquiring the mutual fund and separately managed account business of ABN AMRO Asset Management, Inc. and its affiliates (“ABN AMRO”). More information on Highbury Financial Inc. is available in the SAI. Aston was formed in April 2006 and as of December 31, 2008, Aston had approximately $3.4 billion in assets under management.

Aston provides investment advisory, mutual fund administration and distribution-related services to the Aston Funds. Aston manages each Fund by selecting one or more other investment managers to manage the Fund’s portfolio on a sub-advisory basis. Aston is responsible for identifying and selecting each Fund’s investment managers, monitoring the performance of such managers, and terminating managers.

Aston and the Aston Funds have received from the SEC an exemptive order that allows Aston to allocate and reallocate the assets of each Fund between and among any subadvisers so selected pursuant to a “manager of managers” structure. Under this structure, Aston has the authority to retain and terminate subadvisers, engage new subadvisers and make material revisions to the terms of the subadvisory agreements subject to the approval of the Board of Trustees, but not shareholder approval.

General
As the investment adviser to the Funds, Aston is paid an annual management fee based on the average daily net assets of a Fund. Out of its fee, Aston pays the subadviser of each Fund. The table, later in this “Management of the Funds” Section, shows the management fees paid by each Fund to Aston for the most recent fiscal year. The investment advisory agreement with Aston may be terminated at any time by the Fund or Aston upon 60 days’ written notice to the other party. A Fund may effect termination by an action of the Board of Trustees or by a vote of a majority of the Fund’s outstanding voting securities.

A discussion regarding the basis for the Board of Trustees’ approval of the Funds’ investment advisory agreements and subadvisory agreements (as applicable) will be included in the Funds’ next annual or semiannual report following such approval.

THE SUBADVISER

The accompanying information highlights each Fund’s subadviser and its portfolio manager. Additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Funds is available in the SAI.

Aston/Montag & Caldwell Growth Fund
Aston Growth Fund
Montag & Caldwell, Inc., (“Montag & Caldwell”), 3455 Peachtree Road NE Suite 1200, Atlanta, Georgia 30326, was founded in 1945. Montag & Caldwell is a wholly-owned direct subsidiary of Fortis Bank SA/NV (“Fortis Bank”). Since October 2008, the Belgian government has owned substantially all of the outstanding capital and voting rights of Fortis Bank pending a sale to a private buyer. Fortis Bank and its affiliates subsequently announced a transaction in which BNP Paribas SA would acquire approximately 75% of the outstanding capital and voting rights of Fortis Bank. The BNP Paribas transaction is subject to legal challenges and numerous closing conditions, and remains pending as of the date of this prospectus. Montag & Caldwell is the subadviser to the above Funds, and as of December 31, 2008, managed approximately $10.4 billion in assets in institutional accounts and mutual funds.

14

Management of the Funds (continued)

PORTFOLIO MANAGER

Fund Name	Portfolio Manager	Investment Experience
Aston/Montag & Caldwell Growth Fund
	Ronald E. Canakaris, CFA, CIC	Portfolio Manager since the Fund’s inception in 1994; Chairman, President and Chief Investment Officer of Montag & Caldwell. He has been with the firm since 1972 and is responsible for developing the firm’s investment process. He has a BS and BA from the University of Florida.

Aston Growth Fund
	Ronald E. Canakaris, CFA, CIC	Portfolio Manager of the Fund since January 2008. Please see above.

Additional information about the portfolio manager’s compensation, other accounts managed and the portfolio manager’s ownership of securities in the Funds is available in the SAI.

MANAGEMENT FEES

		Management Fee Paid for
	Management Fee	Fiscal Year Ended 10/31/08
Fund Name	(as a percentage of net assets)	(as a percentage of net assets)

Aston/Montag & Caldwell Growth Fund	First $800 million 0.80% Over $800 million 0.60%	0.69%
Aston Growth Fund	0.70%	0.69%

15

Shareholder Information

OPENING AN ACCOUNT

•	Class R shares are sold primarily to qualified retirement plans, retirement savings programs and other similar programs offered primarily through financial intermediaries. Contact your financial representative or plan sponsor.
•	Read this prospectus carefully.
•	Determine how much you want to invest. The minimum initial investment requirements for the Funds are as follows:

o	Regular accounts: $2,500
o	Individual Retirement Accounts (IRAs): $500

•	Complete the account application with your financial representative.
•	Purchase, exchange and redemption requests received and processed before New York Stock Exchange (“NYSE”) market close, typically 4:00 p.m. Eastern time (“ET”), receive that business day’s closing NAV. Trades received after that time receive the following business day’s NAV.
•	Make your initial investment through your financial representative.
•	All account openings and subsequent transaction requests must be in “good order.”

BUYING SHARES

You may purchase additional shares through your financial representative or directly from the Aston Funds. The price of Class R shares is the NAV.

After your initial investment, additional investments of $50 or more may be made. You may also make automatic investments under the Automatic Investment Plan described in “Automatic Investment Plan” later in this “Shareholder Information” Section.

Make additional investments using the following table as a guideline. All buy requests and subsequent transaction requests must be in “good order.”

Buying Shares	To add to an account ($50 minimum)
Through Your Financial Representative	• Your financial representative is responsible for transmitting the order promptly.

By Mail Aston Funds P.O. Box 9765 Providence, RI 02940 or Overnight Delivery Aston Funds 101 Sabin Street Pawtucket, RI 02860
• Return the investment slip from a statement with your check in the envelope provided and mail to us at the address at the left.

• We accept checks, bank drafts, money orders, wires and ACH for purchases (see “Other Features” later in this “Shareholder Information” Section). Checks must be drawn on U.S. banks. There is a minimum $20 charge for returned checks.

• We do not accept travelers, temporary, post-dated, credit card courtesy, second or third party checks (which are checks made payable to someone other than the Funds, including you).

• Give the following wire/ACH information to your bank:
PNC Bank
ABA #031-000-053
For: Aston Funds
A/C 8611758079
FBO “Aston Fund Number”
“Your Account Number”

• Include your name, account number, taxpayer identification number or social security number, address and the Fund(s) you wish to purchase in the wiring instructions.

16

Shareholder Information (continued)

Buying Shares	To add to an account ($50 minimum)
By Phone 800 992-8151
• Verify that your bank or credit union is a member of the ACH.

• To place your request with an Investor Services Associate, call between 9 a.m. and 7 p.m. ET, Monday - Friday.

• You should complete the “Bank Account Information” section of your account application.

• When you are ready to add to your account, call Aston Funds and tell the representative the Fund name, account number, the name(s) in which the account is registered and the amount of your investment.

• Instruct your bank (who may charge a fee) to wire or ACH the amount of your investment.

• Give the following wire/ACH information to your bank:
PNC Bank
ABA #031-000-053
For: Aston Funds
A/C 8611758079
FBO “Aston Fund Number”
“Your Account Number”

• Include your name, account number, taxpayer identification number or social security number, address and the Fund(s) you wish to purchase in the wire instructions.

By Internet www.astonfunds.com
• Verify that your bank or credit union is a member of the ACH.

• Complete the “Purchase, Exchange and Redemption Authorization” section of your account application.

• Self-register for online account access at www.astonfunds.com. Your social security number or employer identification number, account number and other security validating information will be required for registration.

• When you are ready to add to your account, access your account through Aston Funds’ Web site and enter your purchase instructions in the highly secure area for shareholders only called “Account Access.” ACH purchases on Internet may take 3 to 4 business days.

Other share classes of Aston Funds are available through separate prospectuses. Please call 800 992-8151 for more information.

Buy, Exchange And Sell Requests are in “good order” when

•	The account number and Fund name are included.
•	The amount of the transaction is specified in dollars or shares
•	Signatures of all owners appear exactly as they are registered on the account in original form, as photocopies are not acceptable.
•	Any required Medallion Signature Guarantees (if applicable) are included.
•	Other supporting legal documents (as necessary) are present, including such “Requirements for Written Requests” as described later in the “Shareholder Information” Section.

EXCHANGING SHARES

After you have opened an account with us, you can exchange your shares within Aston Funds to meet your changing investment goals or other needs. This privilege is not designed for frequent trading and may be difficult to implement in times of drastic market changes.

You can exchange shares from one Aston Fund to another within the same class of shares. All exchanges to open new accounts must meet the minimum initial investment requirements. Exchanges may be made by mail, through the Internet or by phone at 800 992-8151 if you chose this option when you opened your account. For federal income tax purposes, each exchange into a different fund is treated as a sale and a new purchase. As a result, an investor, except with respect to shares held in tax-deferred accounts, generally is subject to federal income tax on any appreciation on the shares exchanged.

17

Shareholder Information (continued)

How Does an Exchange Take Place?
When you exchange your shares, you authorize the sale of your shares in one fund to purchase shares of another fund. In other words, you are requesting a sale and then a purchase. The exchange of your shares may be a taxable event for federal income tax purposes if the shares are not held in a tax deferred account.

Aston Funds reserves the right to limit, impose charges upon, terminate or otherwise modify the exchange privilege by sending written notice to shareholders. All exchange requests must be in “good order.”

SELLING/REDEEMING SHARES

Once you have opened an account with us, you can sell your shares to meet your changing investment goals or other needs. To redeem shares, contact your financial representative or you may redeem directly from Aston Funds. All redemption requests must be in “good order.” The following table shows guidelines for selling shares.

Selling Shares	Designed for . . .	To sell some or all of your shares . . .
Through Your Financial Representative	• Accounts of any type	• Your financial representative is responsible for transmitting the order promptly.

By Mail Aston Funds P.O. Box 9765 Providence, RI 02940 or Overnight Delivery Aston Funds 101 Sabin Street Pawtucket, RI 02860	• Accounts of any type • Sales or redemptions of any size (for redemptions over $50,000, please see Medallion Signature Guarantee later in this “Shareholder Information” Section)
• Write and sign a letter of instruction indicating the Fund name, Fund number, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

• Include all signatures and any additional documents that may be required. (see “Selling Shares in Writing” later in this “Shareholder Information” Section.) Signatures must be in original form, as photocopies are not accepted.

• Mail to us at the address at the left.

• A check will be mailed to the name(s) and address in which the account is registered. If you would like the check mailed to a different address, you must write a letter of instruction and have it Medallion Signature Guaranteed.

• Proceeds may also be sent by wire or ACH (see “Other Features” later in this “Shareholder Information” Section).

By Phone 800 992-8151	• Non-retirement accounts • Sales of up $50,000 (for accounts with telephone account privileges)
• For automated service 24 hours a day using your touch-tone phone, call 800 992-8151.

• To place your request with an Investor Services Associate, call between 9 a.m. and 7 p.m. ET, Monday - Friday.

• A check will be mailed to the name(s) and address in which the account is registered. If you would like the check mailed to a different address, you must write a letter of instruction and have it Medallion Signature Guaranteed.

• Proceeds may also be sent by wire or ACH (see “Other Features” later in this “Shareholder Information” Section).

• The Funds reserve the right to refuse any telephone sales request and may modify the procedures at any time. The Funds make reasonable attempts to verify that telephone instructions are genuine, but you are responsible for any loss that you may bear from telephone requests.

18

Shareholder Information (continued)

Selling Shares	Designed for . . .	To sell some or all of your shares . . .

By Internet www.astonfunds.com	• Non-retirement accounts
• Complete the “Purchase, Exchange and Redemption Authorization” section of your account application.

• Self-register for online account access at www.astonfunds.com. Your social security number or employer identification number, account number and other security validating information will be required for registration.

• When you are ready to redeem a portion of your account, access your account through Aston Funds’ Web site and enter your redemption instructions in the highly secure area for shareholders only called “Account Access.” A check for the proceeds will be mailed to you at your address of record.

• Proceeds may also be sent by wire or ACH (see “Other Features” later in this “Shareholder Information” Section).

Selling Shares In Writing
In certain circumstances, you must make your request to sell shares in writing. You may need to include a Medallion Signature Guarantee (which protects you against fraudulent orders) and additional items with your request, as shown in the table below.

We Require Medallion Signature Guarantees If:

•	your address of record has changed within the past 30 days
•	you are selling more than $50,000 worth of shares
•	you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s) or other than wire or ACH sent to the bank account of the registered owner(s)

19

Shareholder Information (continued)

Seller	Requirements for Written Requests

Owners of individual, joint, sole proprietorship, or general partner accounts
• Letter of instruction

• On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered, must be in original form, as photocopies are not accepted

• Medallion Signature Guarantee, if applicable (see next page for more details)

Owners of corporate or association accounts
• Letter of instruction

• Corporate resolution certified within the past 12 months

• On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered, must be in original form as photocopies are not accepted

• Medallion Signature Guarantee, if applicable (see next page for more details)

Owners or trustees of trust accounts
• Letter of instruction

• On the letter, the signature of the trustee(s) must be in original form, as photocopies are not accepted

• If the names of all trustees are not registered on the account, a copy of the trust document certified within the past 12 months

• Medallion Signature Guarantee, if applicable (see next page for more details)

Joint tenancy shareholders whose co-tenants are deceased
• Letter of instruction signed by the surviving tenant must be in original form, as photocopies are not accepted

• Certified copy of death certificate

• Medallion Signature Guarantee, if applicable (see next page for more details)

Executors of shareholder estates
• Letter of instruction signed by executor must be in original form, as photocopies are not accepted

• Certified copy of order appointing executor

• Medallion Signature Guarantee, if applicable (see next page for more details)

Administrators, conservators, guardians and other sellers or account types not listed above	• Call 800 992-8151 for instructions • Medallion Signature Guarantee, if applicable (see next page for more details)

IRA accounts	• IRA distribution request form completed and signed. Call 800 992-8151 for a form, or download a form from our website www.astonfunds.com.

In addition to the situations described above, Aston Funds may require Medallion Signature Guarantees in other circumstances based on the amount of the redemption request or other factors.

Other Features
The following other features are also available to buy and sell shares of the Funds.

Wire. To purchase and sell shares via the Federal Reserve Wire System:

•	You must authorize Aston Funds to honor wire instructions before using this feature. Complete the appropriate section on the application when opening your account or call 800 992-8151 to add the feature after your account is opened. Call 800 992-8151 before your first use to verify that this feature is set up on your account.
•	To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.

For accounts with existing wire instructions, wire redemptions may be placed over the phone. Consult your banking institution for any fees they may charge associated with wire transfers. Any changes made to existing wire instructions will only be accepted with a Medallion Signature Guaranteed letter of instruction.

20

Shareholder Information (continued)

What is a Medallion Signature Guarantee?
A Medallion Signature Guarantee verifies the authenticity of your signature and may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion Program recognized by the Securities Transfer Association.

Medallion Signature Guarantees help ensure that major transactions or changes to your account are in fact authorized by you. For example, we require a Medallion Signature Guarantee on written redemption requests for more than $50,000. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted.

A notary public stamp or seal cannot be substituted for a Medallion Signature Guarantee.

Automated Clearing House (ACH). To transfer money between your bank account and your Aston Funds account(s):

•	You must authorize Aston Funds to honor ACH instructions before using this feature. Complete the appropriate section on the application when opening your account or call 800 992-8151 to add the feature after your account is opened. Call 800 992-8151 before your first use to verify that this feature is set up on your account.
•	Most transfers are completed within three business days of your call. ACH purchases will receive the NAV calculated on the day the money is received.
•	There is no fee to your account for this transaction and generally, no fee from your bank.

Redemptions In Kind
The Funds have elected, under Rule 18f-1 under the Investment Company Act of 1940, as amended, to pay sales proceeds in cash up to $250,000 or 1% of a Fund’s total value during any 90-day period for any one shareholder, whichever is less.

Larger redemptions may be detrimental to existing shareholders. While we intend to pay all sales proceeds in cash, we reserve the right to make payments to you for larger redemptions in the form of certain marketable securities of a Fund. This is called a “redemption in kind.” You may need to pay certain sales charges related to a redemption in kind, such as brokerage commissions, when you sell the securities. For shares that are not held in a tax deferred account, redemptions in kind are taxable for federal income tax purposes in the same manner as when sales proceeds are paid in cash.

Involuntary Redemptions
To reduce expenses, we may sell your shares and close your fund position(s) if its value falls below $1,500 for any reason. Unless you did not meet the minimum initial investment, we will give you 30 days notice before we sell your shares. This gives you an opportunity to purchase enough shares to raise the value of your fund position above $2,500 (the minimum initial investment for regular accounts) to avoid closing it out. We will not close out fund positions in IRAs or active Automatic Investment Plans.

TRANSACTION POLICIES

Calculating Share Price
When you buy, exchange or sell shares, the NAV next determined is used to price your purchase or sale. The NAV for each share class of a Fund is determined each business day at the close of regular trading on the NYSE (typically 4 p.m. ET) by dividing the class’s net assets by the number of its shares outstanding. Currently, each Fund observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Generally, market quotes are used to price securities. If market quotations are not available or are deemed unreliable, securities are valued at fair value as determined by the investment adviser in accordance with guidelines adopted and periodically reviewed by the Board of Trustees. These circumstances may arise, for instance, when trading in a security is suspended, the exchange or market on which a security is traded closes early, or the trading volume in a security is limited, calling into question the reliability of market quotations. In such a case, the Fund’s value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the value realized upon such security’s sale. The Board of Trustees receives a report of any actions taken under the Funds’ fair valuation procedures.

Quotations of foreign securities denominated in foreign currency are converted to U.S. dollar equivalents using foreign exchange quotations received from independent dealers. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE may not be reflected in the calculation of NAV. If events materially affecting the value of such securities occur during such period, then these securities may be valued at fair value as determined by the investment adviser in accordance with guidelines adopted by the Board of Trustees.

21

Shareholder Information (continued)

Execution Of Requests
Each Fund is open on each business day that the NYSE is open for trading. The NYSE is not open on weekends or national holidays. Buy, exchange and sell requests are executed at the NAV next calculated after Aston Funds or an authorized broker or designee receives your mail, telephone or Internet request in “good order”. Purchase orders and redemption requests must be received by the close of regular trading on the NYSE (typically 4 p.m. ET) for same day processing. On days when the Federal Reserve Cash Settlement System closes earlier than normal, these times may be accelerated. Sales proceeds are normally sent the next business day, but are always sent within seven days of receipt of a request in “good order.” Brokers and their authorized designees are responsible for forwarding purchase orders and redemption requests to the Funds.

Shares of Aston Funds can also be purchased through broker-dealers, banks and trust departments that may charge you a transaction or other fee for their services. These fees are not charged if you purchase shares directly from Aston Funds.

A Fund may be required to “freeze” your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.

Aston Funds reserves the right to:

•	refuse any purchase or exchange of shares if it could adversely affect a Fund or its operations
•	suspend the offering of Fund shares
•	change the initial and additional investment minimums or waive these minimums for any investor
•	delay sending you your sales proceeds for up to 15 days if you purchased shares by check. A minimum $20 charge will be assessed if any check used to purchase shares is returned
•	change, withdraw or waive various services, fees and account policies

Customer Identification Program
Federal law requires Aston Funds to obtain, verify and record identifying information for each investor who opens or reopens an account with Aston Funds. An investor may be an individual or a person other than an individual (such as a corporation, partnership or trust). Such identifying information may include the name, residential or business street address, principal place of business, local office or other physical location (for a person other than an individual), date of birth (for an individual), social security or taxpayer identification number or other identifying information. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, Aston Funds reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in Aston Funds or to involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. Aston Funds and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

Short-Term and Excessive Trading
The Funds are designed for long-term investors. Each Fund discourages and does not knowingly accommodate short-term and excessive trading. Such trading increases brokerage and administrative costs, may result in increased taxable gains to remaining shareholders and may disrupt portfolio management. For example, the Funds may be unable to effectively invest the proceeds from certain purchase or exchange requests under certain market conditions or may incur losses on the sale of investments. These risks may be more pronounced for Funds investing in securities that are more difficult to value or that are susceptible to pricing arbitrage (e.g., foreign securities, high yield securities and small cap securities). Thus, such trading may negatively impact a Fund’s NAV and result in dilution to long-term shareholders.

In an effort to protect long-term shareholders, the Funds’ Board of Trustees has adopted policies and procedures which seek to deter short-term trading and excessive trading and to detect such trading activity at levels that may be detrimental to the Funds. These policies and procedures include the following:

•	The Funds have adopted certain fair valuation practices intended to protect the Funds from time zone arbitrage with respect to foreign securities and other trading practices that seek to exploit stale prices;
•	The Funds or their agents will not be responsible for any unauthorized telephone or online order when reasonable procedures designed to verify the identity of the investor are followed.
•	The Funds reserve the right to:

o	Reject any purchase, including exchange purchases, that could adversely affect the Funds or their operations;
o	Limit, terminate or otherwise modify the exchange privilege of any shareholder deemed to be engaged in activities that may be detrimental to the Funds;
o	Reject any purchase, including exchange purchases, from investors if there appears to be evidence of short-term trading or excessive trading;
o	Permanently prevent future purchases and exchanges from occurring in accounts where short-term trading or excessive trading is apparent;

22

Shareholder Information (continued)

•	Delay sending redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading, or during unusual market conditions);

•	Suspend redemptions as permitted by law (e.g., emergency situations).

In making the determination to exercise these rights, the Funds may consider an investor’s trading history in the Funds and accounts under common ownership or control. The Funds seek to employ reasonable measures to detect short-term and excessive trading at levels that may be detrimental to the Funds.

Accordingly, the Funds use certain materiality and volume thresholds in applying the policies and procedures, but otherwise seek to apply the policies and procedures uniformly to all shareholders. With respect to accounts held through intermediaries, such intermediaries generally are contractually obligated to provide the Funds with certain shareholder trading information. However, the Funds cannot directly control activity through all channels and are dependent on intermediaries to enforce the Funds’ policies and procedures. In certain cases, intermediaries may be unable to implement these policies or may not be able to implement policies and procedures in the same manner as the Funds due to system or other constraints or issues. Shareholders who invest through omnibus accounts may be subject to policies and procedures that differ from those applied by the Funds to direct shareholders. The Funds reserve the right to limit an intermediary’s future access to the Funds, up to and including termination of the Selling Agreement held with said intermediary. There is no assurance that the Funds’ policies and procedures will be effective in limiting and deterring short-term and excessive trading in all circumstances.

ACCOUNT POLICIES AND DIVIDENDS

Account Statements
In general, you will receive quarterly account statements. In addition, you will also receive account statements:

•	after every transaction that affects your account balance (except for dividend reinvestments, automatic investment plans or systematic withdrawal plans)
•	after any change of name or address of the registered owner(s)

You will also receive an annual statement that describes the federal income tax characteristics of any dividends and distributions your Fund has paid to the investor during the year.

Aston Funds may charge a fee for certain services, such as providing historical account documents.

Mailings To Shareholders
To help reduce Fund expenses and environmental waste, Aston Funds combines mailings for multiple accounts going to a single household by delivering Fund reports (annual and semi-annual reports, prospectuses, etc.) in a single envelope. If you do not want us to continue to consolidate your Fund mailings and would prefer to receive separate mailings with multiple copies of Fund reports, please call one of our Investor Services Associates at 800 992-8151.

Distributions
The Funds distribute income dividends and net capital gains. Income dividends represent the earnings from a Fund’s investments less its expenses; capital gains generally occur when a Fund sells a portfolio security for more than the original purchase price.

Dividends
Dividends, if any, will be declared and paid annually. Capital gains, if any, will be distributed at least once a year, generally in December.

Uncashed Checks
Checks should be cashed upon receipt, as interest will not be paid on uncashed checks. State escheat laws generally require the Trust to remit uncashed checks to the appropriate state after a specific period of time.

Dividend Reinvestments
Investors may have their dividends and distributions reinvested in additional shares of the same Fund. If you choose this option, or if you do not indicate a choice, your dividends and distributions will be automatically reinvested on the dividend payable date. You can also choose to have a check for your dividends and distributions mailed to you by choosing this option on your account application.

ADDITIONAL INVESTOR SERVICES

Automatic Investment Plan
The Automatic Investment Plan allows you to set up a regular transfer of funds from your bank account to the Aston Fund(s) of your choice. You determine the amount of your investment (minimum: $50, as long as you meet the account minimum), and you can terminate the program at any time. To take advantage of this feature, complete the appropriate sections of the account application.

Aston Funds Web Site
The Funds maintain a Web site located at www.astonfunds.com. You can purchase, exchange and redeem shares, and access information such as your account balance and a Fund’s NAV through our Web site. Self-register online for account access at www.astonfunds.com. Your social security number or employer identification number, account number and other security

23

Shareholder Information (continued)

validating information will be required to register. You may also need to have bank account information, wire instructions, ACH instructions or other options established on your account.

Aston Funds has procedures in place to try to prevent unauthorized access to your account information. Each Fund and its agents will not be responsible for any losses resulting from unauthorized transactions on our Web site.

Systematic Withdrawal Plan
This plan may be used for periodic withdrawals (at least $50 by check or ACH) from your account. To take advantage of this feature:

•	you must have at least $50,000 in your account
•	determine the schedule: monthly, quarterly, semi-annually or annually
•	call 800 992-8151 to add a systematic withdrawal plan to your account

Retirement Plans
Aston Funds offer a range of retirement plans, including Traditional, Roth, SIMPLE IRAs and SEP IRAs. Using these plans, you can invest in any Aston Fund with a low minimum investment of $500. The annual maintenance fee for IRAs is $15 per account (not to exceed $30), but it is waived if you have $35,000 or more in assets. The fee is assessed every December for the current calendar year. To find out more, call Aston Funds at 800 992-8151.

DISTRIBUTION PLAN 12B-1 FEES

To pay for the cost of promoting the Funds and servicing your shareholder account, each Fund has adopted a Rule 12b-1 distribution plan for its Class R shares. Under this plan, the Fund pays a fee at an annual rate of not more than 0.50% of each Fund’s Class R shares’ average daily net assets to the distributor for distribution of Class R shares and other services. The fee is accrued daily and payable monthly. Over time, these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

In addition to distribution and service fees paid by the Funds, Aston may pay compensation to intermediaries that distribute and/or service investors in the Funds out of its own assets and not as an additional charge to the Funds. These additional payments, which are sometimes referred to as “revenue sharing,” may represent a premium over payments made by other fund families, and may create an added incentive for investment professionals to sell or recommend the Funds over other funds offered by competing fund families. The revenue sharing payments may differ for each fund within the Aston family of funds, including within the same intermediary, and across intermediaries.

In addition, representatives of the distributor may be compensated through Adviser incentive programs in a manner that favors an Aston fund or group of funds over another Aston fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The subadviser attempts to obtain the best possible price and most favorable execution of transactions in their portfolio securities. There may be times when the subadviser may pay one broker-dealer a commission that is greater than the amount that another broker-dealer may charge for the same transaction. The subadviser generally determines in good faith if the commission paid was reasonable in relation to the brokerage or research services provided by the broker-dealer. In selecting and monitoring broker-dealers and negotiating commissions, the subadviser considers, among other factors, a broker-dealer’s reliability, availability of research, the quality of its execution services and its financial condition.

24

Dividends, Distributions and Taxes

Each Fund pays dividends and distributes capital gains at different intervals. All dividends and distributions are automatically reinvested at NAV unless you choose to receive them in a cash payment. You can change your payment options at any time by writing to us.

Certain tax considerations may apply to your investment in an Aston Fund. The following is a general description of certain federal income tax considerations. If you have any tax-related questions relating to your investment in an Aston Fund, please consult your tax adviser. Further information regarding the federal income tax consequences of investing in a Fund is included in the SAI.

Taxes

For federal income tax purposes:

•	Dividends and distributions on Class R shares will generally not be subject to current federal income taxation provided such shares are held in a qualified tax-deferred retirement plan. Distributions to you from a qualified tax-deferred retirement plan, however, will generally be subject to federal income tax and possibly federal withholding tax. In addition, backup withholding tax (see below) may apply to dividend distribution and redemption proceeds received by a qualified tax-deferred retirement plan unless the required certification is provided to the Aston Funds. To the extent Fund shares are not held in a qualified tax-deferred retirement plan, the following federal income tax consequences will generally apply. Please consult with your plan administrator regarding the tax status of your retirement plan.

•	The tax treatment of dividends and distributions is the same whether you reinvest the dividends and distributions or elect to receive them in cash. You will receive a statement with the federal income tax status of your dividends and distributions for the prior year by January 31.

•	Distributions of any net investment income, other than “qualified dividend income,” are taxable to you as ordinary income.

•	Distributions of qualified dividend income (i.e., generally dividends received by a Fund from domestic corporations and certain foreign corporations) generally will be taxed to individuals and other non-corporate investors in the Funds at federal income tax rates applicable to long-term capital gains, provided you meet certain holding period and other requirements contained in the Internal Revenue Code of 1986, as amended, with respect to your Fund shares and the Fund meets similar holding period and other requirements with respect to the dividend paying stock. The favorable treatment of qualified dividend income will expire for taxable years beginning after December 31, 2010. Dividends received by a Fund from most real estate investment trusts and certain foreign corporations are not expected to qualify for treatment as qualified dividend income when distributed by a Fund.

•	Distributions of net capital gain (net long-term capital gain less any net short-term capital loss) are taxable as long-term capital gain regardless of how long you may have held shares of a Fund. In contrast, distributions of net short-term capital gain (net short-term capital gain less any net long-term capital loss) are taxable as ordinary income regardless of how long you may have held shares of a Fund. Because distributions of net short-term capital gains are taxable as ordinary income, you generally cannot offset net short-term capital gain distributions you receive from a Fund with capital losses.

•	Distributions declared to the shareholders of record in October, November or December and paid on or before January 31 of the succeeding year will be treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared.

•	When you sell or exchange shares, it generally is considered a taxable event for you, unless you are a tax-exempt holder of Fund shares, such as a qualified retirement plan. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if you held your shares for more than one year. If you held your shares for one year or less, the gain or loss will generally be treated as a short-term capital gain or loss. Short-term capital gains are taxable at ordinary federal income tax rates. For taxable years beginning on or before December 31, 2010, long-term capital gains are taxable to individuals and other non-corporate investors at a maximum federal income tax rate of 15%. You are responsible for any tax liabilities generated by your transactions.

•	If you do not provide Aston Funds with your complete and correct taxpayer identification number and required certification, or if the Internal Revenue Service so notifies us, you may be subject to backup withholding tax on dividends, distributions and redemption proceeds.

•	If you purchase shares of a Fund just before a dividend or distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as “buying a dividend.”

•	If a Fund qualifies (by having more than 50% of the value of its total assets at the close of the taxable year consist of stock or securities in foreign corporations) and elects to pass through foreign taxes paid on its investments during the year, such taxes will be reported to you as income. You may, however, be able to claim an offsetting tax credit or deduction on your federal income tax return, depending on your particular circumstances and provided you meet certain holding period and other requirements. Tax-exempt holders of Fund shares, such as qualified retirement plans, will not benefit from such a deduction or credit.

25

Financial Highlights

These financial highlights tables are to help you understand the Funds’ financial performance. The following schedules present financial highlights for one share of each Fund outstanding throughout the periods indicated. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds’ financial statements as of October 31, 2008, which have been audited by Ernst & Young LLP, whose report, along with those Funds’ financial statements, is included in the Aston Funds’ Annual Report, which is available upon request.

ASTON/MONTAG & CALDWELL GROWTH FUND

	Year		Year		Year		Year		Year
	Ended		Ended		Ended		Ended		Ended
	10/31/08		10/31/07		10/31/06		10/31/05		10/31/04

Net Asset Value, Beginning of period	$31.33		$25.04		$23.23		$21.43		$20.69
Income from Investment Operations:
Net investment income (loss)	—	(a)(b)	—	(a)(b)	0.01	(a)	(0.01	)(a)	(0.01	)(a)
Net realized and unrealized gain (loss) on investments	(8.58)		6.49		1.80		1.83		0.77

Total from investment operations	(8.58)		6.49		1.81		1.82		0.76

Less Distributions:
Distributions from and in excess of net investment income	(0.03)		(0.02)		—		(0.02)		(0.02)
Distributions from net realized gain on investments	(4.03)		(0.18)		—		—		—

Total distributions	(4.06)		(0.20)		—		(0.02)		(0.02)

Net increase (decrease) in net asset value	(12.64)		6.29		1.81		1.80		0.74

Net Asset Value, End of period	$18.69		$31.33		$25.04		$23.23		$21.43

Total Return	(31.28)%		26.06%		7.79%		8.50%		3.65%

Ratios/Supplemental Data:
Net Assets, End of period (in 000’s)	$266		$4,062		$693		$703		$459
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.33	%(c)	1.29	%(c)	1.28	%(c)	1.25%		1.24%
After reimbursement and/or waiver of expenses by Adviser	1.33	%(c)	1.29	%(c)	1.28	%(c)	1.25%		1.24%
Ratios of net investment income (loss) to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	0.01%		0.01%		0.06%		(0.02)%		(0.02)%
After reimbursement and/or waiver of expenses by Adviser	0.01%		0.01%		0.06%		(0.02)%		(0.02)%
Portfolio Turnover	52.32%		69.02%		68.74%		52.16%		52.86%

(a)The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)Represents less than $0.005 per share.

(c)Ratios of expenses to average net assets include interest expense of less than 0.005% for the years ended October 31, 2008, October 31, 2007 and October 31, 2006. The interest expense is from utilizing the line of credit.

26

Financial Highlights (continued)

ASTON GROWTH FUND

	Year		Year		Year		Year		Year
	Ended		Ended		Ended		Ended		Ended
	10/31/08		10/31/07		10/31/06		10/31/05		10/31/04

Net Asset Value, Beginning of period	$22.28		$22.64		$22.53		$21.66		$21.09
Income from Investment Operations:
Net investment income (loss)	0.04		—	(a)(b)	(0.04)		—	(a)(b)	(0.10	)(a)
Net realized and unrealized gain (loss) on investments	(5.91)		2.38		1.24		0.90		0.67

Total from investment operations	(5.87)		2.38		1.20		0.90		0.57

Less Distributions:
Distributions from and in excess of net investment income	—		—		—		(0.03)		—
Distributions from net realized gain on investments	(5.63)		(2.74)		(1.09)		—		—

Total distributions	(5.63)		(2.74)		(1.09)		(0.03)		—

Net increase (decrease) in net asset value	(11.50)		(0.36)		0.11		0.87		0.57

Net Asset Value, End of period	$10.78		$22.28		$22.64		$22.53		$21.66

Total Return	(33.93)%		11.61%		5.35%		4.16%		2.70%

Ratios/Supplemental Data:
Net Assets, End of period (in 000’s)	$560		$684		$1,679		$1,122		$573
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.40	%(c)	1.32	%(c)	1.31	%(c)	1.31%		1.31%
After reimbursement and/or waiver of expenses by Adviser	1.40	%(c)	1.32	%(c)	1.31	%(c)	1.31%		1.31%
Ratios of net investment income (loss) to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	(0.16)%		0.01%		(0.20)%		0.00%		(0.44)%
After reimbursement and/or waiver of expenses by Adviser	(0.16)%		0.01%		(0.20)%		0.00%		(0.44)%
Portfolio Turnover	122.68%		47.46%		29.07%		31.30	%(d)	18.59%

(a)The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)Represents less than $0.005 per share.

(c)Ratios of expenses to average net assets include interest expense of 0.01% for the year ended October 31, 2008 and less than 0.005% for the years ended October 31, 2007 and October 31, 2006. The interest expense is from utilizing the line of credit.

(d)Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

27

General Information

If you wish to know more about Aston Funds, you will find additional information in the following documents:

SHAREHOLDER REPORTS

You will receive an unaudited semi-annual report dated April 30 and an annual report dated October 31 which is audited by an independent registered public accounting firm. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI, which is incorporated into this prospectus by reference to the extent that it relates to the Funds and dated March 1, 2009 as amended from time to time, is available to you without charge and can be mailed to you upon request. It contains more detailed information about each Fund.

HOW TO OBTAIN REPORTS

Contacting Aston Funds
You can get free copies of the reports and SAI, request other information and get answers to your questions about the Funds by contacting:

Address:	Aston Funds P.O. Box 9765 Providence, RI 02940

Phone:	Shareholder Services & Fund Literature	800 992-8151
	Investment Advisor Services	800 597-9704

Web site:	www.astonfunds.com

Obtaining Information from the Securities and Exchange Commission
You can visit the EDGAR Database on the SEC’s Web site at http://www.sec.gov to view the SAI and other information. You can also view and copy information about the Funds at the SEC’s Public Reference Room in Washington, D.C. To find out more about the Public Reference Room, you can call the SEC at 202 551-8090. Also, you can obtain copies of this information after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington D.C. 20549-0102.

Investment Company Act File Number: 811-8004

28

Aston Asset Management

Aston Funds
P.O. Box 9765
Providence, RI 02940

AST R 09

Fortis Money Market Funds

Class Y and YS Shares - Institutional Prime

Class S and I Shares - Retail and Institutional
Prospectus

March 1, 2009

A diversified, actively managed fund family with an institutional process-driven approach to investing.

NOT FDIC INSURED. NO BANK GUARANTEE. MAY LOSE VALUE.

The Securities and Exchange Commission has not approved or disapproved these or any mutual fund's shares or determined if this prospectus is accurate or complete. Any representation to the contrary is a crime.

MONEY MARKET FUNDS	Ticker Symbol
	Class S	Class I

Fortis Government Money Market Fund	ABNXX	RGTXX
Fortis Tax-Exempt Money Market Fund	ATAXX	RXTXX
Fortis Treasury Money Market Fund	ATMXX	RTMXX

	Class Y	Class YS

Fortis Institutional Prime Money Market Fund	IPMXX	AMRXX

Thank you for your interest in the Fortis Money Market Funds. Please read this prospectus carefully and keep it for future reference.

For a list of terms with definitions that you may find helpful as you read this prospectus, please refer to the “Investment Terms” Section.

Mutual fund shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the Federal Deposit Insurance Corporation (FDIC).

(This page intentionally left blank)

Fortis Money Market Funds

Class S and I shares of Fortis Government Money Market Fund, Fortis Tax-Exempt Money Market Fund and Fortis Treasury Money Market Fund and Class Y and YS shares of the Fortis Institutional Prime Money Market Fund (each a “Fund” and collectively, the “Fortis Money Market Funds”) are offered in this prospectus. Aston Funds (the “Trust”) offers one other money market fund under a separate prospectus.

Class S shares are offered at net asset value (“NAV”) without any sales loads, exchange fees or redemption fees. Annual 12b-1 fees are 0.25%. The minimum initial investment requirements for Class S shares of each applicable Fund are $2,500 for Regular Accounts and $500 for Individual Retirement Accounts, Education Savings Accounts and Uniform Gifts to Minor Accounts/Uniform Transfer to Minor Accounts.

Class I shares are offered at NAV without any sales loads, exchange fees, redemption fees or 12b-1 fees. The minimum initial investment requirement for Class I shares of each applicable Fund is $1,000,000.

Class Y and YS shares of the Fortis Institutional Prime Money Market Fund are offered at NAV without any sales loads, exchange fees or redemption fees. Class YS shares are subject to a shareholder service fee of 0.25%. The minimum initial investment requirement for Class Y and Class YS shares is $5,000,000.

MONEY MARKET FUNDS

Money market funds invest in short-term, high quality money market securities. They seek to provide stable principal and regular income. The income provided by money market funds varies with interest rate movements.

No single fund is intended to be a complete investment program, but individual funds can be an important part of a balanced and diversified investment program. Mutual funds have the following general risks:

•	money market fund yields will fluctuate
•	you could lose money
•	you cannot be certain that a fund will achieve its investment objective

3

Fortis Government Money Market Fund
(Formerly, ABN AMRO Government Money Market Fund)

INVESTMENT OBJECTIVE

The Fund seeks to provide as high a level of current income as is consistent with the preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests 100% of its assets in U.S. government money market instruments, shares of money market funds that primarily invest in U.S. Treasury obligations, and repurchase agreements involving these instruments, such as U.S. Treasury obligations and U.S. government agency securities. The dollar-weighted average maturity of the securities in the Fund is 90 days or less.

The portfolio manager:

•	structures the Fund’s portfolio based on interest rates, market conditions and liquidity needs
•	monitors the Fund’s investments and may adjust the Fund’s average maturity in anticipation of changes in short-term interest rates
•	selects securities that:

•	are denominated in U.S. dollars
•	have high credit quality and minimal credit risk
•	mature or reset in 397 days or less

PRINCIPAL RISKS OF INVESTING IN THIS FUND

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.* Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund’s yield will change as a result of movements in short-term interest rates and market conditions. There can be no assurance that the Fund’s investment objective will be achieved.

Credit risk: Credit risk (also called default risk) is the risk that the issuer of a security will not be able to make principal and interest payments on a debt issue. The credit ratings of issuers could change and affect the Fund’s yield.

Inflation risk: Inflation risk is the risk that inflation may erode the real value of an investment in the Fund.

Interest rate risk: If interest rates rise, bond prices will fall. The longer the maturity of a bond, the more sensitive a bond’s price will be to changes in interest rates. In other words, a long-term bond (30-year) will have greater price sensitivity than a short-term bond (2-year). Short-term and long-term bond prices and interest rates do not typically move the same amount or for the same reasons.

Manager risk: The performance of the Fund is dependent upon the portfolio manager’s skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

U.S. government agency securities risk: Certain U.S. government agency securities are backed by the right of the issuer to borrow from the U.S. Treasury while others are supported only by the credit of the issuer or instrumentality. While the U.S. government may provide financial support to U.S. government-sponsored agencies or instrumentalities, such as various actions taken to stabilize the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation in 2008, no assurance can be given that it will always do so. Such securities are neither issued nor guaranteed by the U.S. Treasury.

FUND PERFORMANCE

The Investor Share class of the Fortis Government Money Market Fund was reorganized into the Class S shares of the Fund and the Common Share Class of the Fortis Government Money Market Fund was reorganized into the Class I shares of the Fund on September 27, 2001, at which time the Fund adopted the name of its predecessor.

The bar chart reflects performance for Class S shares and shows how the Fund’s performance has varied from year-to-year over the periods shown. Class S shares and Class I shares are invested in the same portfolio of securities, so the annual returns would differ only to the extent that the Class S and Class I shares do not have the same expenses. The annual returns of the Class S shares would be lower than the returns of the Class I shares due to the distribution fees paid by Class S shares. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance does not guarantee future performance. Performance figures shown below for Class S shares include the performance of the Investor Share class of the predecessor fund.

Calendar Year Total Return

Best quarter:	12/00	1.50%
Worst quarter:	12/08	0.05%

 * See “Participation in U.S. Department of the Treasury Temporary Guarantee Program” on Page 11.

4

Fortis Government Money Market Fund (continued)

The following table reflects Class S shares and Class I shares and indicates how the Fund’s average annual returns for different calendar periods compared to the returns of the iMoneyNet Government & Agency Retail Average. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

Average Annual Total Return
(For the periods ended December 31, 2008)

	1 Year	5 Years	10 Years
Fortis Government Money Market Fund – Class S(a)	1.49%	2.77%	2.94%

Fortis Government Money Market Fund – Class I(a)	1.77%	3.09%	3.27%

iMoneyNet Government & Agency Retail Average	1.74%	2.72%	2.89%

(a)Performance reflects expense limitations that were in effect during one or more of the periods presented. If expense limitations had not been in place, the Fund’s performance would have been reduced.

To obtain the Fund’s current yield, please call 800 992-8151 or visit our Web site at www.astonfunds.com.

5

Fortis Tax-Exempt Money Market Fund
(Formerly, ABN AMRO Tax Exempt Money Market Fund)

INVESTMENT OBJECTIVE

The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from regular federal income tax and not included as a preference item under the federal alternative minimum tax.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests substantially all of its assets in high quality money market instruments issued by municipalities and other issuers, and under normal market conditions, at least 80% (as a fundamental policy) of its net assets in securities that pay income exempt from regular federal income and alternative minimum taxes. The dollar-weighted average maturity of the securities in the Fund is 90 days or less. Issuers may be located in any state, territory or possession of the U.S., or the District of Columbia.

The portfolio manager:

•	emphasizes particular sectors of the municipal money market that are expected to outperform the market as a whole
•	structures the Fund’s portfolio based on interest rates, market conditions and liquidity needs
•	monitors the Fund for credit quality changes and may adjust the Fund’s average maturity in anticipation of changes in short-term interest rates
•	selects securities that:

•	are denominated in U.S. dollars
•	have high credit quality and minimal credit risk
•	mature or reset in 397 days or less

PRINCIPAL RISKS OF INVESTING IN THIS FUND

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.* Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund’s yield will change as a result of movements in short-term interest rates and market conditions. There can be no assurance that the Fund’s investment objective will be achieved.

Credit risk: Credit risk (also called default risk) is the risk that the issuer of a security will not be able to make principal and interest payments on a debt issue. The credit ratings of issuers could change and affect the Fund’s yield.

Inflation risk: Inflation risk is the risk that inflation may erode the real value of an investment in the Fund.

Interest rate risk: If interest rates rise, bond prices will fall. The longer the maturity of a bond, the more sensitive a bond’s price will be to changes in interest rates. In other words, a long-term bond (30-year) will have greater price sensitivity than a short-term bond (2-year). Short-term and long-term bond prices and interest rates do not typically move the same amount or for the same reasons.

Manager risk: The performance of the Fund is dependent upon the portfolio manager’s skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

Municipal securities risk: Municipal securities are backed by the entities that issue them and/or other revenue streams. Like other fixed income securities, changes in interest rates and the credit rating or financial condition of the issuer affects securities’ prices. The Fund may be more sensitive to an adverse economic, business or political development if it invests more than 25% of its assets in municipal instruments, the interest upon which is paid solely from revenues of similar projects, or in industrial development bonds.

 * See “Participation in U.S. Department of the Treasury Temporary Guarantee Program” on Page 11.

6

Fortis Tax-Exempt Money Market Fund (continued)

FUND PERFORMANCE

The Investor Share class of the Fortis Tax-Exempt Money Market Fund was reorganized into the Class S shares of the Fund and the Common Share class of the Fortis Tax-Exempt Money Market Fund was reorganized into Class I shares of the Fund on September 27, 2001, at which time the Fund adopted the name of its predecessor.

The bar chart reflects performance for Class S shares and shows how the Fund’s performance has varied from year-to-year over the periods shown. Class S shares and Class I shares are invested in the same portfolio of securities, so the annual returns would differ only to the extent that the Class S and Class I shares do not have the same expenses. The annual returns of the Class S shares would be lower than the returns of the Class I shares due to the distribution fees paid by Class S shares. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance does not guarantee future performance. Performance figures shown below for Class S shares include the performance of the Investor Share class of the predecessor fund.

Calendar Year Total Return

Best quarter:	12/00	0.95%
Worst quarter:	09/03	0.07%

The following table reflects Class S shares and Class I shares and indicates how the Fund’s average annual returns for different calendar periods compared to the returns of the iMoneyNet National Retail Average. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

Average Annual Total Return
(For the periods ended December 31, 2008)

	1 Year	5 Years	10 Years

Fortis Tax-Exempt Money Market Fund – Class S(a)	1.34%	1.91%	1.92%

Fortis Tax-Exempt Money Market Fund – Class I(a)	1.60%	2.17%	2.18%

iMoneyNet National Retail Average	1.71%	1.97%	1.97%

(a)Performance reflects expense limitations that were in effect during one or more of the periods presented. If expense limitations had not been in place, the Fund’s performance would have been reduced.

To obtain the Fund’s current yield, please call 800 992-8151 or visit our Web site at www.astonfunds.com.

7

Fortis Treasury Money Market Fund
(Formerly, ABN AMRO Treasury Money Market Fund)

INVESTMENT OBJECTIVE

The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its assets in U.S. Treasury money market instruments, repurchase agreements involving U.S. Treasury securities and shares of money market funds that primarily invest in U.S. Treasury obligations. The dollar-weighted average maturity of the securities in the Fund is 90 days or less.

The portfolio manager:

•	structures the Fund’s portfolio based on interest rates, market conditions and liquidity needs
•	monitors the Fund’s investments and may adjust the Fund’s average maturity in anticipation of changes in short-term interest rates
•	selects securities that:

•	are denominated in U.S. dollars
•	have high credit quality and minimal credit risk
•	mature or reset in 397 days or less

PRINCIPAL RISKS OF INVESTING IN THIS FUND

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund’s yield will change as a result of movements in short-term interest rates and market conditions. There can be no assurance that the Fund’s investment objective will be achieved.

Credit risk: Credit risk (also called default risk) is the risk that the issuer of a security will not be able to make principal and interest payments on a debt issue. The credit ratings of issuers could change and affect the Fund’s yield.

Inflation risk: Inflation risk is the risk that inflation may erode the real value of an investment in the Fund.

Interest rate risk: If interest rates rise, bond prices will fall. The longer the maturity of a bond, the more sensitive a bond’s price will be to changes in interest rates. In other words, a long-term bond (30-year) will have greater price sensitivity than a short-term bond (2-year). Short-term and long-term bond prices and interest rates do not typically move the same amount or for the same reasons.

Manager risk: The performance of the Fund is dependent upon the portfolio manager’s skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

8

Fortis Treasury Money Market Fund (continued)

FUND PERFORMANCE

The Investor Share class of the Fortis Treasury Money Market Fund was reorganized into the Class S shares of the Fund and the Common Share Class of the Fortis Treasury Money Market Fund was reorganized into the Class I shares of the Fund on September 27, 2001, at which time the Fund adopted the name of its predecessor.

The bar chart reflects performance for Class S shares and shows how the Fund’s performance has varied from year-to-year over the periods shown. Class S shares and Class I shares are invested in the same portfolio of securities, so the annual returns would differ only to the extent that the Class S and Class I shares do not have the same expenses. The annual returns of the Class S shares would be lower than the returns of the Class I shares due to the distribution fees paid by Class S shares. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance does not guarantee future performance. Performance figures shown below for Class S shares include the performance of the Investor Share class of the predecessor fund.

Calendar Year Total Return

Best quarter:	12/00	1.47%
Worst quarter:	12/08	0.01%

The following table reflects Class S shares and Class I shares and indicates how the Fund’s average annual returns for different calendar periods compared to the returns of the iMoneyNet Treasury & Repo Retail Average. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

Average Annual Total Return
(For the periods ended December 31, 2008)

	1 Year	5 Years	10 Years

Fortis Treasury Money Market Fund – Class S(a)	1.16%	2.61%	2.80%

Fortis Treasury Money Market Fund – Class I(a)	1.35%	2.85%	3.05%

iMoneyNet Treasury & Repo Retail Average	1.10%	2.48%	2.71%

(a)Performance reflects expense limitations that were in effect during one or more of the periods presented. If expense limitations had not been in place, the Fund’s performance would have been reduced.

To obtain the Fund’s current yield, please call 800 992-8151 or visit our Web site at www.astonfunds.com.

9

Fortis Institutional Prime Money Market Fund
(Formerly, ABN AMRO Institutional Prime Money Market Fund)

INVESTMENT OBJECTIVE

The Fund seeks to provide as high a level of current income as is consistent with preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests substantially all of its assets in high quality money market instruments issued by corporations, banks and the U.S. government or its agencies or instrumentalities and repurchase agreements. The Fund may invest in floating and variable rate instruments. The Fund may also invest in shares of money market funds that primarily invest in U.S. Treasury obligations and U.S. dollar-denominated securities of foreign issuers. The dollar-weighted average maturity of the securities in the Fund is 90 days or less.

The portfolio manager:

•	structures the Fund’s portfolio based on interest rates, market conditions and liquidity needs
•	monitors the credit quality ratings of the Fund’s investments and may adjust the Fund’s average maturity in anticipation of changes in short-term interest rates
•	selects securities that:

•	are denominated in U.S. dollars
•	have high credit quality and minimal credit risk
•	mature or reset in 397 days or less

PRINCIPAL RISKS OF INVESTING IN THIS FUND

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.* Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund’s yield will change as a result of movements in short-term interest rates and market conditions.

There can be no assurance that the Fund’s investment objective will be achieved.

Credit risk: Credit risk (also called default risk) is the risk that the issuer of a security will not be able to make principal and interest payments on a debt issue. The credit ratings of issuers could change and affect the Fund’s yield.

Foreign securities risk: Investments in foreign securities can be more volatile than investments in U.S. securities. Diplomatic, political or economic developments unique to a country or region, including nationalization or appropriation, could affect foreign investments.

Inflation risk: Inflation risk is the risk that inflation may erode the real value of an investment in the Fund.

Interest rate risk: If interest rates rise, bond prices will fall. The longer the maturity of a bond, the more sensitive a bond’s price will be to changes in interest rates. In other words, a long-term bond (30-year) will have greater price sensitivity than a short-term bond (2-year). Short-term and long-term bond prices and interest rates do not typically move the same amount or for the same reasons.

Manager risk: The performance of the Fund is dependent upon the portfolio manager’s skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

U.S. government agency securities risk: Certain U.S. government agency securities are backed by the right of the issuer to borrow from the U.S. Treasury while others are supported only by the credit of the issuer or instrumentality. While the U.S. government may provide financial support to U.S. government-sponsored agencies or instrumentalities, such as various actions taken to stabilize the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation in 2008, no assurance can be given that it will always do so. Such securities are neither issued nor guaranteed by the U.S. Treasury.

 * See “Participation in U.S. Department of the Treasury Temporary Guarantee Program” on Page 11.

10

Fortis Institutional Prime Money Market Fund (continued)

FUND PERFORMANCE

The Institutional shares of Fortis Institutional Prime Money Market Fund were reorganized into Class Y shares of the Fund on September 27, 2001, and the Fund adopted the name of its predecessor. Performance figures shown below include the performance of the Institutional shares of the predecessor fund.

The bar chart reflects performance for Class Y shares and shows how the Fund’s performance has varied from year to year over the periods shown. Class Y shares and Class YS shares are invested in the same portfolio of securities, so the annual returns would differ only to the extent that the Class Y and Class YS shares do not have the same expenses. The annual returns of the Class YS shares would be lower than the returns of the Class Y shares due to the shareholder service fees paid by Class YS shares. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance does not guarantee future performance.

Calendar Year Total Return

Best quarter:	12/00	1.64%
Worst quarter:	03/04	0.22%

The following table reflects Class Y shares and Class YS shares and indicates how the Fund’s average annual returns for different calendar periods compared to the returns of the iMoneyNet First Tier Institutional Average. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

Average Annual Total Return
(For the periods ended December 31, 2008)

			Since
	1 Year	5 Years	Inception

Fortis Institutional Prime Money Market Fund-Class YS(b)(c)	2.56%	3.23%	2.99%

Fortis Institutional Prime Money Market Fund-Class Y(a)	2.81%	3.48%	3.39%

iMoneyNet First Tier Institutional Average	2.61%	3.27%	3.18%

(a)Inception of Class Y shares: December 28, 1999. iMoneyNet First Tier Institutional Average data computed from December 31, 1999.
(b) Inception of Class YS shares: June 29, 2000.
(c) The Institutional Service Shares of Fortis Institutional Prime Money Market Fund were reorganized into Class YS shares of the Fund on September 27, 2001, and the Fund adopted the name of its predecessor. Performance figures shown below include the performance of the Institutional Service Shares of the predecessor fund.

To obtain the Fund’s current yield, please call 800 992-8151 or visit our Web site at www.astonfunds.com.

PARTICIPATION IN U.S. DEPARTMENT OF THE TREASURY TEMPORARY GUARANTEE PROGRAM

On October 3, 2008, the Board of Trustees of the Trust (the “Board”) approved the participation of Fortis Government Money Market Fund, Fortis Tax Exempt Money Market Fund and Fortis Institutional Prime Money Market Fund (the “Participating Funds”) in U.S. Department of the Treasury’s Temporary Guarantee Program (“Program”) for money market funds. The Program is designed to protect the NAV of certain shares of a shareholder of record in the Participating Funds at the close of business on September 19, 2008. The number of covered shares is the lesser of the number of shares owned on September 19, 2008 or the number of shares owned on the date when the payment is triggered (“Covered Shares”). Payment is triggered if a Participating Fund’s NAV falls below $0.995 and the Fund liquidates. Eligible shareholders will receive a payment from the Program in the amount of the shortfall between the Fund’s NAV and $1.00 per share for each Covered Share. Shares which are not considered Covered Shares are not entitled to any payment under the Program. Guarantee payments under the Program will not exceed the amount available within the U.S. Department of the Treasury’s Exchange Stabilization Fund (“ESF”) on the date of payment. Currently, ESF assets are approximately $50 billion. The U.S. Department of Treasury and the Secretary of the Treasury have the authority to use assets from the ESF for purposes other than those of the Program.

The Program terminates on April 30, 2009, but may be later extended by the Treasury Department up to September 18, 2009. If the Treasury Department extends the Program, the Board will consider whether to continue to participate.

Each Participating Fund will bear the expense of its participation in the Program without regard to any expense caps currently in place. The fee for participation in the Program for the initial period and the period from December 19, 2008 through April 30, 2009 is 0.01% and 0.015%, respectively, of the NAV of a Participating Fund as of September 19, 2008.

11

Fund Expenses

As an investor in the Funds, you pay certain indirect fees and expenses, which are described in the table below.

Shareholder Fees
As a benefit of investing in the Funds, you do not incur any sales loads, exchange fees or redemption fees.

Annual Fund Operating Expenses
Operating expenses are the normal costs of operating any mutual fund. These expenses are not charged directly to investors. They are paid from a Fund’s assets and are expressed as an expense ratio, which is a percentage of average daily net assets.

					Acquired	Total		Net
	Management	Distribution	Other		Fund Fees	Expense	Fee	Expense
Fund	Fees	(12b-1) Fees	Expenses		and Expenses	Ratio(e)(f)	Waivers	Ratio

Fortis Government Money Market Fund – I(a)	0.20%	0.00%	0.12	%(d)	0.01%	0.33%	(0.01)%	0.32	%(c)(g)
Fortis Government Money Market Fund – S(a)	0.20	0.25	0.19	(d)	0.01	0.65	(0.01)	0.64	(c)(g)
Fortis Tax-Exempt Money Market Fund – I(a)	0.35	0.00	0.13	(d)	0.01	0.49	(0.15)	0.34	(c)(g)
Fortis Tax-Exempt Money Market Fund – S(a)	0.35	0.25	0.13	(d)	0.01	0.74	(0.15)	0.59	(c)(g)
Fortis Treasury Money Market Fund – I(a)	0.35	0.00	0.15		0.01	0.51	(0.14)	0.37	(c)(g)
Fortis Treasury Money Market Fund – S(a)	0.35	0.25	0.15		0.01	0.76	(0.14)	0.62	(c)(g)
Fortis Institutional Prime Money Market Fund – Y(b)	0.10	0.00	0.09	(d)	0.02	0.21	0.00	0.21	(g)
Fortis Institutional Prime Money Market Fund – YS(b)	0.10	0.00	0.34	(d)	0.02	0.46	0.00	0.46	(g)

(a)Each Fund offers two classes of shares that invest in the same portfolio of securities: Class S and Class I. Class S shares are subject to a Rule 12b-1 distribution fee and a shareholder service fee which is included in “Other Expenses.” Class I shares are not subject to these fees. Therefore, expenses and performance figures will vary between the classes.

(b)The Fortis Institutional Prime Money Market Fund offers two classes of shares that invest in the same portfolio of securities: Class Y and Class YS. Class YS shares are subject to a shareholder service fee which is included in “Other Expenses.” Class Y shares are not subject to this fee. Therefore, expense and performance figures will vary between classes.

(c)The above table reflects the adviser’s contractual undertaking to waive management fees and/or reimburse expenses exceeding the limits shown. The adviser is contractually obligated to waive management fees and/or reimburse ordinary operating expenses through February 28, 2010 at the rates shown in the table, not including fees and expenses from investments in other investment companies (acquired fund fees and expenses). As shown in the table, expenses would be higher without such agreement.

(d)Other expenses include amounts incurred by the Fund in connection with the Fund’s participation in the U.S. Department of Treasury Temporary Guarantee Program (the “Program”). The Program terminates on April 30, 2009 but may be extended by the Treasury Department to September 18, 2009. If the Treasury Department extends the Program, the Board of Trustees will consider whether to participate. For this fiscal year, actual expenses may be higher due to asset changes and/or the extension of the Program.

(e)Total expenses are the sum of the Fund’s direct annual operating expenses and the Fund’s indirect fees and expenses from investments in other investment companies (acquired fund fees and expenses).

(f)The expense ratio may not equal the Fund’s ratio of expenses to average net assets before reimbursement and/or waiver of expenses by the adviser in the “Financial Highlights” Section, which reflects the operating expenses of the Fund (including interest expense) and does not include fees and expenses from investments in other investment companies (acquired fund fees and expenses).

(g)From time to time, the adviser may limit expenses to the extent it deems appropriate to enhance the yield of the Fund during periods when fixed expenses have a significant impact on the yield of the Fund because of low interest rates. This expense limitation policy is voluntary and temporary and may be revised or terminated by the adviser at any time without notice.

12

Fund Expenses (continued)

Example
This hypothetical example shows the operating expenses you would incur as a shareholder if you invested $10,000 in a Fund over the time periods shown and you redeem all your shares at the end of the period. The example assumes you reinvested all dividends and distributions, that the average annual return was 5% and that operating expenses remained the same and expenses were capped for one year in each period, if applicable. The example is for comparison purposes only and does not represent a Fund’s actual or future expenses and returns.

Fund	1 Year	3 Years	5 Years	10 Years

Fortis Government Money Market Fund – I	33	105	184	417
Fortis Government Money Market Fund – S	65	207	361	809
Fortis Tax-Exempt Money Market Fund – I	35	142	259	601
Fortis Tax-Exempt Money Market Fund – S	60	221	397	904
Fortis Treasury Money Market Fund – I	38	149	271	627
Fortis Treasury Money Market Fund – S	63	229	409	929
Fortis Institutional Prime Money Market Fund – Y	24	68	118	268
Fortis Institutional Prime Money Market Fund – YS	47	148	258	579

13

Investment Terms

The following is a list of terms with definitions that you may find helpful as you read this prospectus.

Expense Ratio: A fund’s cost of doing business, expressed as a percentage of its net assets and disclosed in a prospectus.

Fixed Income Securities: Bonds and other securities that are used by issuers to borrow money from investors. Typically, the issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at a specified time in the future (maturity).

Investment Objective: The goal that an investor and a mutual fund seek together. Examples include current income, total return, long-term capital growth, etc.

Issuer: The company, municipality or government agency that issues a security, such as a stock, bond or money market security.

iMoneyNet First Tier Institutional Average: The iMoneyNet First Tier Institutional Average includes only non-government institutional funds that also are not holding any second tier securities. Portfolio holdings of First Tier funds include U.S. Treasuries, U.S. government agency securities, repurchase agreements, time deposits, domestic bank obligations, foreign bank obligations, first tier commercial paper, floating rate notes, and asset backed commercial paper.

iMoneyNet Government & Agency Retail Average: The iMoneyNet Government & Agency Retail Average includes the most broadly based of the government retail funds. These funds can invest in U.S. Treasuries, U.S. government agency securities, and repurchase agreements whether or not they are backed by U.S. Treasuries, and government-backed floating rate notes.

iMoneyNet National Institutional Average: The iMoneyNet National Institutional Average consists of all national tax-free and municipal institutional funds. Portfolio holdings of tax-free funds includes rated and unrated demand notes, rated and unrated general market notes, commercial paper, put bonds — 6 months and less, put bonds — over 6 months, AMT paper, and other tax-free holdings.

iMoneyNet National Retail Average: The iMoneyNet National Retail Average consists of all national tax-free and municipal retail funds. Portfolio holdings of tax-free funds include rated and unrated demand notes, rated and unrated general market notes, commercial paper, put bonds – 6 months and less, put bonds – over 6 months, AMT paper, and other tax-free holdings.

iMoneyNet Treasury & Repo Retail Average: The iMoneyNet Treasury & Repo Retail Average includes only retail government funds that hold U.S. Treasuries and repurchase agreements backed by the U.S. Treasury.

Management Fee: The amount that a mutual fund pays to the investment adviser for its services.

Money Market Securities: Short-term fixed income securities of federal and local governments, banks and corporations.

Mutual Fund: An investment company that stands ready to buy back its shares at their current NAV. Most mutual funds continuously offer new shares to investors.

Net Asset Value (NAV): The per share value of a mutual fund, found by subtracting a fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once a day.

12b-1 Fee: A mutual fund fee, named for the Securities and Exchange Commission (“SEC”) rule that permits it, used to pay for distribution costs, such as advertising and commissions paid to dealers. If a fund has a 12b-1 fee, it is found in the fee table of its prospectus.

Yield: A measure of net income (dividends and interest) earned by the securities in a fund’s portfolio, less the fund’s expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified day.

14

More About Fortis Money Market Funds

RISK SUMMARY

The following chart compares the principal risks of investing in each Fund. More information about the risks associated with investing in the Funds can also be found in the statement of additional information (“SAI”).

US
Government
		Foreign		Interest		Municipal	Agency
Fund	Credit	Securities	Inflation	Rate	Manager	Securities	Securities
Fortis Government Money Market Fund	X		X	X	X		X
Fortis Tax-Exempt Money Market Fund	X		X	X	X	X
Fortis Treasury Money Market Fund	X		X	X	X
Fortis Institutional Prime Money Market Fund	X	X	X	X	X		X

X = Risk factor applicable to a Fund.

ADDITIONAL INFORMATION REGARDINGINVESTMENT STRATEGIES

The investment policies of Fortis Treasury Money Market Fund and Fortis Government Money Market Fund relating to the type of securities in which 80% (100% for Fortis Government Money Market Fund) of each Fund’s assets must be invested may be changed by the Board of Trustees without shareholder approval. Shareholders will, however, receive at least 60 days’ notice of such changes.

In addition to the principal investment strategies described in the Fund summaries, there may be times when the Funds use secondary investment strategies in seeking to achieve investment objectives. Information regarding such secondary strategies, as well as additional information regarding certain principal strategies, is shown below.

Commercial Paper
Commercial paper are short-term fixed income securities issued by banks, corporations and other borrowers. There is the risk that the issuer of the commercial paper will not be able to make principal and/or interest payments. Commercial paper may include securities issued in reliance on the private placement exemption under Section 4(2) of the Securities Act of 1933, as amended. Section 4(2) paper is generally sold to an institutional investor, such as a Fund, that agrees that it is purchasing the paper for investment and not with a view to public distribution. Any resale of Section 4(2) commercial paper must similarly be in an exempt transaction.

Insurance Funding Agreements
An insurance funding agreement (“IFA”) is an agreement that requires a Fund to make cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits interest to the Fund for a set period. IFAs have put provisions that allow the owner of an IFA to receive back its investment in a specified number of days. A Fund may invest in IFAs issued by insurance companies that meet quality and credit standards established by the adviser. IFAs are not insured or backed by a government agency — they are backed only by the insurance company that issues them. As a result, they are subject to default risk. In addition, there normally is not an active secondary market for IFAs. This means that it may be difficult to sell an IFA at an appropriate price and therefore IFAs normally are treated as illiquid securities.

Investment Companies
To the extent permitted by the Investment Company Act of 1940, as amended, the Funds may invest in securities issued by other investment companies. Generally, the Funds invest in other investment companies in connection with the management of their daily cash position. When a Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Fund’s fees and expenses.

15

More About Fortis Money Market Funds (continued)

Municipal Obligations
Municipal obligations are fixed income obligations of state and local governments. Investments in municipal securities may support special construction projects, such as roads or hospitals, in the municipality that issues them. Interest from municipal bonds is usually exempt from regular federal income tax and from state income tax only in the state of issue. Some municipal securities are insured and guarantee the timely payment of interest and repayment of principal.

Repurchase Agreements
Repurchase agreements, or repos, are transactions in which a security (usually a government security) is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually the next day. If the seller of the underlying security under the repurchase agreement should default on its obligation to repurchase the underlying security, a Fund may experience delay or difficulty in exercising its right to realize upon the security. Additionally, a Fund may incur a loss if the value of the security should decline, as well as any disposition costs in liquidating the security. Fortis Institutional Prime Money Market Fund may enter into repurchase agreements involving non-traditional collateral (such as high yield bonds or equity securities).

Rule 144A Securities
Rule 144A securities are restricted securities that can only be sold to qualified institutional buyers under the Securities Act of 1933, as amended. Investing in Rule 144A securities may increase the illiquidity of a Fund’s investments in the event that an adequate trading market does not exist for these securities. To the extent there is an adequate trading market for lower-rated securities, Rule 144A securities generally are not subject to an increase in illiquidity.

U.S. Government Securities
These are fixed income obligations of the U.S. government and its various agencies. U.S. government securities issued by the U.S. Treasury (bills, notes and bonds) are backed by the full faith and credit of the federal government. Some government securities not issued by the U.S. Treasury also carry the government’s full faith and credit backing on principal or interest payments. Some securities are backed by the issuer’s right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization. All government securities are considered highly creditworthy. This guarantee, however, does not extend to the market prices for such securities which can fluctuate.

Variable and Floating Rate Instruments
Variable and floating rate instruments are obligations that do not pay fixed interest rates. A variable interest rate instrument typically has interest rates which adjust on specific set dates, and a floating rate instrument typically has an interest rate which resets whenever specified market rates or indices change (e.g. the Prime Rate or London Interbank Offered Rate).

		Insurance				Rule	U.S.	Variable
	Commercial	Funding	Investment	Municipal	Repurchase	144A	Government	& Floating Rate
Fund	Paper	Agreements	Companies	Obligations	Agreements	Securities	Securities	Instruments
Fortis Government Money Market Fund			X		XP		XP
Fortis Tax-Exempt Money Market Fund	X		X	XP	X	X
Fortis Treasury Money Market Fund			X		XP		XP
Fortis Institutional Prime Money Market Fund	XP	X	XP		X	X	X	X

X = Investment strategy applicable to a Fund.

P = Components of a Fund’s principal investment strategy.

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of each Fund’s portfolio holdings is available in the SAI and on our Web site at www.astonfunds.com.
-

16

Management of the Funds

THE ADVISER

Fortis Investment Management USA, Inc.
Fortis Investment Management USA, Inc. (“FIM” or “Adviser”), located at 75 State Street, Boston Massachusetts, 02109, is the Adviser to the Funds. As of December 31, 2008, FIM managed approximately $21.8 billion in assets, consisting primarily of institutional accounts, including insurance, pension and profit sharing trusts.

Prior to August 1, 2008, ABN AMRO Asset Management, Inc. (“ABN AMRO”) and its predecessors have served as the investment adviser to each Fund since its inception. On August 1, 2008, ABN AMRO merged into FIM and FIM became the Funds’ adviser. FIM is a wholly owned indirect subsidiary of Fortis Bank SA/NV (“Fortis Bank”). Since October 2008, the Belgian government has owned substantially all of the outstanding capital and voting rights of Fortis Bank pending a sale to a private buyer. Fortis Bank and its affiliates subsequently announced a transaction in which BNP Paribas SA would acquire approximately 75% of the outstanding capital and voting rights of Fortis Bank. The BNP Paribas transaction is subject to legal challenges and numerous closing conditions, and remains pending as of the date of this prospectus.

General
The Adviser provides management services to each Fund pursuant to an investment advisory agreement between the Fund and the Adviser. Under each agreement, the Adviser is paid an annual management fee by each Fund for its services based on the average daily net assets of the Fund. Each agreement between a Fund and its Adviser may be terminated at any time by the Fund or the Adviser upon 60 days’ written notice to the other party. A Fund may effect termination by an action of the Board of Trustees or by a vote of a majority of the Fund’s outstanding voting securities. The accompanying information highlights each Fund and its lead portfolio manager and his investment experience and the management fee paid by each Fund for the most recent fiscal year.

Fund Name	Portfolio Manager	Investment Experience
Fortis Government Money Market Fund Fortis Tax-Exempt Money Market Fund Fortis Treasury Money Market Fund Fortis Institutional Prime Money Market Fund
	William Anderson, CFA	Portfolio manager of each Fund (other than the Fortis Tax-Exempt Money Market Fund) since April 2005 and portfolio manager of the Fortis Tax-Exempt Money Market Fund since July 2007. Mr. Anderson has been with the Adviser or its predecessor since June 2004. Previously, Mr. Anderson served as Vice President of Global Short Term Investments at Aon Advisors, where he managed and directed money market and short term fiduciary fund investments. Prior to that, he was Director of Investment Research at Aon Capital Markets. Mr. Anderson earned his BA from Dartmouth College and his Master of Management in Finance, Accounting and Strategy from Northwestern University.

			Management Fee Paid for
			Fiscal Year Ended
		Management Fee	10/31/08
		(as a percentage	(as a percentage
Fund Name		of net assets)	of net assets)
Fortis Government Money Market Fund		0.20%	0.19	%(a)
Fortis Tax-Exempt Money Market Fund		0.35%	0.20	%(a)
Fortis Treasury Money Market Fund		0.35%	0.17	%(a)
Fortis Institutional Prime Money Market Fund		0.10%	0.10%

(a)Taking into account fee waivers then in effect.

17

Shareholder Information

OPENING AN ACCOUNT

•	Read this prospectus carefully.
•	Determine how much you want to invest.
•	Minimum initial investment requirements for each Fund and Class is as follows: Class S – Retail Class

◆	Regular Account $2,500
◆	Individual Retirement Accounts (IRAs) $500
◆	Education Savings Accounts $500
◆	Uniform Gift to Minor Accounts/Uniform Transfer to Minor Accounts (UGMA/UTMA) (custodial accounts for minors) $500

Institutional – Classes Class I $1,000,000 Class Y $5,000,000 Class YS $5,000,000

◆	Institutional share balances within the same Fund can be aggregated to meet the minimum initial investment requirement for the accounts of:

◆	clients of a financial consultant
◆	immediate family members (i.e., a person’s spouse, parents, children, siblings and in-laws)
◆	a corporation or other legal entity

◆	Initial minimum investment requirement may be waived:

◆	for Trustees of the Trust and employees of Aston Asset Management LLC and FIM and their affiliates, as well as their spouses.
◆	with a “letter of intent” explaining how the investor/financial consultant would purchase shares over a Board-approved specified period of time to meet the minimum investment requirement.

◆	The Trust reserves the right to waive a Fund’s minimum initial investment requirement for any reason.

•	Purchase, Exchange and Redemption requests received will be processed according to the “Transaction Policies Section.”
•	Investors in Class Y and Class YS Funds should call 888-878-5132 to establish an account. See also “Instructions for Account Transactions for Class Y and Class YS Shares.”
•	Class S and Class I Funds:

•	Complete the account application and carefully follow the instructions. If you have any questions, please call 800 992-8151. Remember to complete the “Purchase, Exchange and Redemption Authorization” section of the account application to establish your account privileges and to avoid any delay and inconvenience of needing to request these in writing at a later date.
•	Make your initial investment using the following table as a guideline.
•	All account openings and subsequent transaction requests must be in “good order.”

Buy, Exchange and Sell Requests are in “good order” when

•	The account number and Fund name are included.
•	The amount of the transaction is specified in dollars or shares.
•	Signatures of all owners appear exactly as they are registered on the account and are in original form, as photocopies are not accepted.
•	Any required Medallion Signature Guarantees (if applicable) are included.
•	Other supporting legal documents (as necessary) are present, including such “Requirements For Written Requests” as described later in this “Shareholder Information” Section.

18

Shareholder Information (continued)

The following table shows guidelines for opening an account and adding to an account for Class S and Class I shares only.

To add to an account ($50 minimum for Class S shares, no
Buying Shares	To open an account	required reinvestment minimum for Class I shares)
Through Your Financial Representative	• Your financial representative is responsible for transmitting the order promptly.	• Your financial representative is responsible for transmitting the order promptly.

By Mail Aston Funds P.O. Box 9765 Providence, RI 02940 or Overnight Delivery Aston Funds 101 Sabin Street Pawtucket, RI 02860
• Complete and sign your application.

• Make your check payable to Aston Funds and mail to us at the address at the left.

• We accept checks, bank drafts and money orders for purchases. Checks must be drawn on U.S. banks to avoid any fees or delays in processing.

• We do not accept travelers, temporary, post-dated, credit card courtesy, second or third party checks (which are checks made payable to someone other than the Funds, including you).

• Return the investment slip from a statement with your check in the envelope provided and mail to us at the address at the left.

• We accept checks, bank drafts, money orders, wires and ACH for purchases (see “Other Features” later in this “Shareholder Information” Section). Checks must be drawn on U.S. banks. There is a minimum $20 charge for returned checks.

• Give the following wire/ACH information to your bank:
PNC Bank
ABA #031-000-053
For: Aston Funds
A/C 8611758079
FBO “Aston Fund Number”
“Your Account Number”

• Include your name, account number, taxpayer identification number or social security number, address and the Fund(s) you wish to purchase in the wire instructions.

• We do not accept travelers, temporary, post-dated, credit card courtesy, second or third party checks (which are checks made payable to someone other than the Funds, including you).

To open an account or add to an account for Class Y or Class YS shares of Fortis Institutional Prime Money Market Fund, please call an institutional fund representative at 888-838-5132. Please see “Instructions for Account Transactions Class Y and YS” later in the “Shareholder Information” Section.

19

Shareholder Information (continued)

To add to an account ($50 minimum for Class S shares, no
Buying Shares	To open an account	required reinvestment minimum for Class I shares)

By Phone 800 992-8151
• Obtain a Fund and account number by calling Aston Funds at the number at the left.

• Instruct your bank (who may charge a fee) to wire or ACH the amount of your investment.

• PNC Bank
ABA #031-000-053
For Aston Funds
A/C 8611758079
FBO “Aston Fund Number”
“Your Account Number”

• Return your completed and signed application to:
Aston Funds
P.O. Box 9765
Providence, RI 02940

• Verify that your bank or credit union is a member of the ACH.

• To place your request with an Investor Services Associate, call between 9 a.m. and 7 p.m. ET, Monday -Friday.

• You should complete the “Bank Account Information” section of your account application.

• When you are ready to add to your account, call Aston Funds and tell the representative the Fund name, account number, the name(s) in which the account is registered and the amount of your investment.

• Instruct your bank (who may charge a fee) to wire or ACH the amount of your investment.

• Give the following wire/ACH information to your bank:
PNC Bank
ABA #031-000-053
For: Aston Funds
A/C 8611758079
FBO “Aston Fund Number”
“Your Account Number”

• Include your name, account number, taxpayer identification number or social security number, address and the Fund(s) you wish to purchase in the wire instructions.

By Internet www.astonfunds.com
• To open a new account you’ll need to provide bank account information plus the social security number and date of birth for each account owner and beneficiary.

• Download the appropriate account application(s) from the Website. Complete and sign the application(s). Make your checks payable to Aston Funds and mail it to the address under “By Mail” above.

• Verify that your bank or credit union is a member of the ACH.

• Complete the “Purchase, Exchange and Redemption Authorization” section of your account application.

• Self-register for online account access at www.astonfunds.com. Your social security number or employer identification number, account number and other security validating information will be required for registration.

• When you are ready to add to your account, access your account through the Funds’ Web site and enter your purchase instructions in the highly secure area for shareholders only called “Account Access.” ACH purchases on the Internet may take 3 to 4 business days.

Other share classes of Aston Funds are available through separate prospectuses, please call 800 992-8151 for more information.

EXCHANGING SHARES

After you have opened an account with us, you can exchange your shares within Aston Funds to meet your changing investment goals or other needs. This privilege is not designed for frequent trading and may be difficult to implement in times of drastic market changes. Please note that the exchange privilege is not available between funds of differing share classes, with the exception of exchanges between Class N and Class S shares.

How Does an Exchange Take Place?
When you exchange your shares, you authorize the sale of your shares in one Fund to purchase shares of another Fund. In other words, you are requesting a sale and then a purchase. The exchange of your shares may be a taxable event for federal income tax purposes if the shares are not held in a tax deferred account.

You can exchange shares from one Aston Fund to another within the same class of shares. You may also exchange between Class N and Class S shares of the Funds. Please note that the exchange privilege is not available for Class Y or Class YS shares of the Fortis Institutional Prime Money Market Fund. All exchanges to open new accounts must meet the minimum initial investment requirements. Exchanges may be made by mail,

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Shareholder Information (continued)

through the Internet or by phone at 800 992-8151 if you chose this option when you opened your account. For federal income tax purposes, each exchange into a different Fund is treated as a sale and a new purchase. As a result, an investor holding shares in a non-tax deferred account generally is subject to federal income tax on any appreciation on the shares exchanged.

Aston Funds reserve the right to limit, impose charges upon, terminate or otherwise modify the exchange privilege by sending written notice to shareholders. All exchange requests must be in “good order.”

SELLING/REDEEMING SHARES

Once you have opened an account with us, you can sell your shares to meet your changing investment goals or other needs. All redemption requests must be in “good order.” The following table shows guidelines for selling shares for Class S and Class I shares only.

Selling Shares	Designed for...	To sell some or all of your shares...
Through Your Financial Representative	• Accounts of any type	• Your financial representative is responsible for transmitting the order promptly.

By Mail Aston Funds P.O. Box 9765 Providence, RI 02940 or Overnight Delivery Aston Funds 101 Sabin Street Pawtucket, RI 02860	• Accounts of any type • Sales or redemptions of any size (For redemptions over $50,000, please see Medallion Signature Guarantee below)
• Write and sign a letter of instruction indicating the Fund name, Fund number, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

• Include all signatures and any additional documents that may be required (see “Selling Shares in Writing” later in this “Shareholder Information” Section). Signatures must be in original form, as photocopies are not accepted.

• Mail to us at the address at the left.

• A check will be mailed to the name(s) and address in which the account is registered. If you would like the check mailed to a different address, you must write a letter of instruction and have it Medallion Signature Guaranteed.

• Proceeds may also be sent by wire or ACH (see “Other Features” later in this “Shareholder Information” Section).

To sell your Class Y or Class YS shares of the Fortis Institutional Prime Money Market Fund, please call an institutional fund representative at 888-838-5132. Please see “Instructions for Account Transactions for Class Y and YS” later in the “Shareholder Information” Section.

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Shareholder Information (continued)

Selling Shares	Designed for...	To sell some or all of your shares...

By Phone 800 992-8151	• Non-retirement accounts • Sales of up to $50,000 (for accounts with telephone account privileges)
• For automated service 24 hours a day using your touch-tone phone, call 800 992-8151.

• To place your request with an Investor Services Associate, call between 9 a.m. and 7 p.m. ET, Monday - Friday.

• A check will be mailed to the name(s) and address in which the account is registered. If you would like the check mailed to a different address, you must write a letter of instruction and have it Medallion Signature Guaranteed.

• Proceeds may also be sent by wire or ACH (see “Other Features” later in this “Shareholder Information” Section).

• The Funds reserve the right to refuse any telephone sales request and may modify the procedures at any time. The Funds make reasonable attempts to verify that telephone instructions are genuine, but you are responsible for any loss that you may bear from telephone requests.

By Internet www.astonfunds.com	• Non-retirement accounts
• Complete the “Purchase, Exchange and Redemption Authorization” section of your account application.

• Self-register for online account access at www.astonfunds.com. Your social security number or employer identification number, account number and other security validating information will be required for registration.

• When you are ready to redeem a portion of your account, access your account through the Funds’ Web site and enter your redemption instructions in the highly secure area for shareholders only called “Account Access.” A check for the proceeds will be mailed to you at your address of record.

• Proceeds may also be sent by wire or ACH (see “Other Features” later in this “Shareholder Information” Section).

By Money Market Checkwriting (Class S shares only)	• Non-retirement accounts
• Request the free checkwriting privilege on your application.

• Verify that the shares to be sold were purchased more than 15 days earlier or were purchased by wire, otherwise there can be up to a 15-day hold on checks.

• You may write unlimited checks, each for $100 or more. You cannot close an account by writing a check.

• You continue to earn dividends until checks are presented for payment. There is a $30 charge for returned checks.

• Currently, there is no charge for this privilege, but the Funds reserve the right to add one.

• Canceled checks are available upon request but there is a fee to receive them.

• The Funds may cancel this privilege at any time by giving notice to you.

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Shareholder Information (continued)

Selling Shares in Writing
In certain circumstances, you must make your request to sell shares in writing. You may need to include a Medallion Signature Guarantee (which protects you against fraudulent orders) and additional items with your request, as shown in the table below.
We require Medallion Signature Guarantees if:

•	your address of record has changed within the past 30 days
•	you are selling more than $50,000 worth of shares
•	you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s) or other than wire or ACH sent to the bank account of the registered owner(s)

A Medallion Signature Guarantee is not required for large redemptions (over $50,000) if:

Corporation —

•	account is in “good order”
•	corporate resolution is on file
•	proceeds wired to existing wire instructions on account

Individual —

•	account is in “good order”
•	current account balance is over $500,000
•	proceeds wired to existing wire instructions on account

We require Medallion Signature Guarantees if:

•	you are requesting changes to your wire instructions
•	you are requesting a check redemption over $50,000

What is a Medallion Signature Guarantee?
A Medallion Signature Guarantee verifies the authenticity of your signature and may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion Program recognized by the Securities Transfer Association.

Medallion Signature Guarantees help ensure that major transactions or changes to your account are in fact authorized by you. For example, we require a Medallion Signature Guarantee on written redemption requests for more than $50,000. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted.

A notary public stamp or seal cannot be substituted for a Medallion Signature Guarantee.

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Shareholder Information (continued)

Seller	Requirements for Written Requests

Owners of individual, joint, sole proprietorship, UGMA/UTMA, or general partner accounts
• Letter of instruction

• On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered, must be in original form, as photocopies are not accepted

• Medallion Signature Guarantee, if applicable (see above for more details)

Owners of corporate or association accounts
• Letter of instruction

• Corporate resolution certified within the past 12 months

• On the letter, the signatures and titles of all persons authorized to sign for the accounts, exactly as the account is registered, must be in original form, as photocopies are not accepted

• Medallion Signature Guarantee, if applicable (see above for more details)

Owners or trustees of trust accounts
• Letter of instruction

• On the letter, the signature of the trustee(s) must be in original form, as photocopies are not accepted

• If the names of all trustees are not registered on the account, a copy of the trust document certified within the past 12 months

• Medallion Signature Guarantee, if applicable (see above for more details)

Joint tenancy shareholders whose co-tenants are deceased
• Letter of instruction signed by the surviving tenant must be in original form, as photocopies are not accepted

• Certified copy of death certificate

• Medallion Signature Guarantee, if applicable (see above for more details)

Executors of shareholder estates
• Letter of instruction signed by executor must be in original form, as photocopies are not accepted

• Certified copy of order appointing executor

• Medallion Signature Guarantee, if applicable (see above for more details)

IRA accounts	• IRA distribution request form completed and signed. Call 800 992-8151 for a form, or download from our website, www.astonfunds.com.
Administrators, conservators, guardians and other sellers or account types not listed above	• Call 800 992-8151 for instructions • Medallion Signature Guarantee, if applicable (see above for more details)

In addition to the situations described above, Aston Funds may require Medallion Signature Guarantees in other circumstances based on the amount of the redemption request or other factors.

Other Features (Class S and Class I shares only)
The following other features are also available to buy and sell shares of the Funds.

Wire. To purchase and sell shares via the Federal Reserve Wire System:

•	You must authorize Aston Funds to honor wire instructions before using this feature. Complete the appropriate section on the application when opening your account or call 800 992-8151 to add the feature after your account is opened. Call 800 992-8151 before your first use to verify that this feature is set up on your account.
•	To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.

For accounts with existing wire instructions, wire redemptions may be placed over the phone. Consult your banking institution for any fees they may charge associated with wire transfers. Any changes made to existing wire instructions will only be accepted with a Medallion Signature Guaranteed letter of instruction.

Automated Clearing House (ACH). To transfer money between your bank account and your Aston Funds account(s):

•	You must authorize Aston Funds to honor ACH instructions before using this feature. Complete the appropriate section on the application when opening your account or call 800 992-8151 to add the feature after your account is opened. Call 800 992-8151 before your first use to verify that this feature is set up on your account.

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Shareholder Information (continued)

•	Most transfers are completed within three business days of your call. ACH purchases will receive the NAV calculated on the day the money is received.
•	There is no fee to your account for this transaction and generally, no fee from your bank.

INSTRUCTIONS FOR ACCOUNT TRANSACTIONS FOR CLASS Y & YS SHARES

Please call an Institutional Fund Representative at 888 838-5132 before wiring funds or redeeming shares.

To establish an account, please call us to obtain an account number. Return your application with the account number on the application.

To establish on account, or buy additional shares, transmit your investment to PNC Bank with these instructions:

•	ABA #031-000-053

•	Fortis Institutional Prime Money Market Fund
DDA #8611758079
Boston, Massachusetts

•	the institutional share class (Y or YS)
•	your social security number or tax ID number
•	account registration
•	dealer number, if applicable
•	account number (if account is already established)

Investors may redeem shares at any time, by wire or telephone. To sell shares, be sure the Fund has your bank account number on file. Proceeds will be wired to your bank.

Redemptions by wire are not available for requests of less than $50. For requests of less than $50, proceeds will be sent by check.

A Medallion Signature Guarantee is not required for large redemptions (over $50,000) if:

Corporation —

•	account is in “good order”
•	corporate resolution is on file
•	proceeds wired to existing wire instructions on account

Individual —

•	account is in “good order”
•	current account balance is over $500,000
•	proceeds wired to existing wire instructions on account

We require Medallion Signature Guarantees if:

•	you are requesting changes to your wire instructions
•	you are requesting a check redemption over $50,000

Please see the “What is a Medallion Signature Guarantee?” section on the previous page.

TRANSACTION POLICIES

Calculating Share Price
When you buy, exchange or sell shares, the NAV next determined is used to price your purchase or sale. The NAV for each share class of a Fund is determined each business day at the close of regular trading on the New York Stock Exchange (NYSE) (typically 4:00 p.m. Eastern Time (ET)) by dividing a class’s net assets by the number of its shares outstanding. Fortis Government Money Market, Fortis Tax-Exempt Money Market and Fortis Treasury Money Market Funds also calculate the NAV at 10:00 a.m. and 12:00 p.m. ET for its Class S Shares and at 10:00 a.m., 12:00 p.m. and 2:00 p.m. ET for its Class I shares. Each share class of the Fortis Institutional Prime Money Market Fund also calculates the NAV at 10:00 a.m., 12:00 p.m. and 2:00 p.m. ET. Currently, the Funds observe the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. An order will be priced at the next NAV calculation after the Fund receives the order. Each Fund uses the amortized cost method to value its investments. Portfolio securities are valued at their purchase price and adjustments for discounts or premiums are reflected in their acquisition cost. The amortized cost method of valuation is designed to help a Fund maintain a constant price of $1.00 per share.

Execution of Requests

Class S and Class I Funds:
Investors of Class S and Class I will receive the next NAV calculated after the Fund’s transfer agent or other authorized agent receives the investor’s order. Each Fund is open on each business day that the NYSE is open for trading (with the exception of Columbus Day and Veterans Day, as noted above). The NYSE is not open on weekends or national holidays. Buy, exchange and sell requests are executed at the NAV next calculated after Fortis Money Market Funds or an authorized broker or designee receives your mail, Internet or telephone request in “good order.”

Purchase orders and redemption requests for Class S shares of each Fund, except Fortis Tax-Exempt Money Market Fund, must be received by 1 p.m. (ET) for same day processing. Purchase orders and redemption requests for Class I shares of each Fund, except Fortis Tax Exempt Money Market Fund, must be received by the close of regular trading on the NYSE (typically 4 pm ET) for same day processing. Purchase orders and redemption requests for Fortis Tax-Exempt Money Market Fund must be received by 12 p.m. (ET) for same day processing.

Class Y and Class YS Funds:
Investors of Class Y and Class YS shares of the Fortis Institutional Prime Money Market Fund will receive the next NAV calculated after the Fund’s transfer agent or other authorized agent receives the investor’s order. All account openings, subsequent transaction

25

Shareholder Information (continued)

requests and redemptions must be in “good order.” Orders in “good order” placed prior to 10:00 a.m., 12:00 p.m., 2:00 p.m. and 4:00 p.m. ET and for which payments are received in or converted into federal funds, and orders which are confirmed by telephonic confirmation will become effective at the next NAV determined on that day. Shares purchased will receive the dividend declared on that day.

Your purchase will be processed at the next NAV calculated after your investment has been converted to federal funds. On days when the NYSE is open for trading and federal banks are closed (currently, Columbus Day and Veterans’ Day), conversion into federal funds does not occur until the next business day. If you invest by check or a non-federal funds wire, you should allow one business day after receipt for conversion into federal funds. Investors may redeem shares at any time, by wire or telephone. The investor will receive the next NAV calculated after the Fund’s transfer agent or other authorized agent receives the investor’s order.

Investors may redeem shares at anytime, by wire or telephone. The investor will receive the next NAV calculated after the Fund’s transfer agent or other authorized agent receives the investors order. Under normal circumstances, wires are released on an hourly basis throughout the trading day. However, redemption proceeds may be sent to investors within seven days of a redemption request. Redemption requests received before 4:00 p.m. ET for proceeds to be sent out by wire will normally be wired the same day. Selling recently purchased shares may result in a delay in receipt of an investor’s redemption proceeds of up to eight business days or until the Fund has collected payment from the investor.

Additional Information For All Money Market Funds:
On days when fixed income markets close before the NYSE, the Funds may advance the time by which purchase, redemption or exchange orders must be received in order to receive same business day credit. On days when the Federal Reserve Cash Settlement System closes earlier than normal, this time may be accelerated. Sales proceeds are normally sent the next business day, but are always sent within seven days of receipt of a request in “good order.” Brokers and their authorized designees are responsible for forwarding purchase orders and redemption requests to the Funds.

Shares of Aston Funds can also be purchased through broker-dealers, banks and trust departments that may charge you a transaction or other fee for their services. These fees are not charged if you purchase shares directly from Aston Funds.

A Fund may be required to “freeze” your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.

The Funds or their agents will not be responsible for any unauthorized telephone or online order, when reasonable procedures designed to verify the identity of the investor are followed.

The Funds reserve the right to:

•	refuse any purchase or exchange of shares if it could adversely affect a Fund or its operations
•	suspend the offering of Fund shares
•	change the initial and additional investment minimums or waive these minimums for any investor
•	for Class S and Class I shares, delay sending you your sales proceeds for up to 15 days if you purchased shares by check. A minimum $20 charge will be assessed if any check used to purchase shares is returned
•	change, withdraw or waive various services, fees and account policies
•	change or discontinue exchange privileges or temporarily suspend exchange privileges during unusual market conditions
•	delay sending redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading, or during unusual market conditions)
•	suspend redemptions as permitted by law (e.g., emergency situations)

Redemptions in Kind
The Funds have elected, under Rule 18f-1 under the Investment Company Act of 1940, as amended, to pay sales proceeds in cash up to $250,000 or 1% of each Fund’s total value during any 90-day period for any one shareholder, whichever is less.

Larger redemptions may be detrimental to existing shareholders. While we intend to pay all sales proceeds in cash, we reserve the right to make higher payments to you in the form of certain marketable securities of a Fund. This is called a “redemption in kind.” You may need to pay certain sales charges related to a redemption in kind, such as brokerage commissions, when you sell the securities. The redemption in kind is taxable for federal income tax purposes in the same manner as when sales proceeds are paid in cash.

Involuntary Redemptions – Class S, Class Y and YS shares
To reduce expenses, we may sell your shares and close your fund position(s) if its value falls below the initial minimum investment. We will give you 30 days’ notice before we sell your shares. This gives you an opportunity to purchase enough shares to raise the value of your fund position above the minimal initial investment to avoid closing it out. We will not close out fund positions in IRAs, Education Savings Accounts, custodial accounts for minors, or Automatic Investment Plans.

Involuntary Conversion – Class I shares
To reduce expenses, we may transfer your account to Class S shares of the appliable Fund if the value falls below the minimum initial investment. Unless you did not meet the minimum initial investment, we will give you 30 days’ notice before we convert

26

Shareholder Information (continued)

your shares. This gives you an opportunity to purchase enough shares to raise the value of your fund position above the minimum initial investment to avoid transferring your account to a different class. We will not convert fund positions where there is an approved “letter of intent.”

Customer Identification Program
Federal law requires the Funds to obtain, verify and record identifying information for each investor who opens or reopens an account with Aston Funds. An investor may be an individual or a person other than an individual (such as a corporation, partnership or trust). Such identifying information may include the name, residential or business street address, principal place of business, local office or other physical location (for a person other than an individual), date of birth (for an individual), social security or taxpayer identification number or other identifying information. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Funds reserve the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in the Funds or to involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

Short-Term and Excessive Trading
The Funds are designed for liquidity needs and are not actively monitored for market timing. As a result, the Funds’ Board of Trustees has determined that it would be appropriate for the Funds not to adopt policies and procedures with respect to frequent trading. Nevertheless, the Funds reserve the right to reject or limit any purchase, including exchange purchases, or to terminate or limit exchange privileges if it appears that the Funds are being used to facilitate short-term and excessive trading with other Aston Funds.

ACCOUNT POLICIES AND DIVIDENDS

Account Statements
In general, you will receive quarterly account statements. In addition, you will also receive account statements:

•	after every transaction that affects your account balance (except for dividend reinvestments, automatic investment plans or systematic withdrawal plans)
•	after any change of name or address of the registered owner(s)

You will also receive an annual statement that describes the federal income tax characteristics of any dividends and distributions your Fund has paid to the investor during the year.

The Funds may charge a fee for certain services, such as providing historical account documents.

Mailings to Shareholders
To help reduce Fund expenses and environmental waste, Aston Funds combines mailings for multiple accounts going to a single household by delivering Fund reports (annual and semi-annual reports, prospectuses, etc.) in a single envelope. If you do not want us to continue consolidating your Fund mailings and would prefer to receive separate mailings with multiple copies of Fund reports, please call one of our (i) Investor Services Associates at 800 992-8151 for Class S and Class I shareholders or (ii) Institutional Fund Representatives at 888-838-5132 for Class Y and Class YS shareholders.

Dividends
The Funds will declare dividends daily and pay dividends monthly and distribute net capital gains, if any, at least once a year, generally in December.

Uncashed Checks
Checks should be cashed upon receipt, as interest will not be paid on uncashed checks. State escheat laws generally require the Trust to remit uncashed checks to the appropriate state after a specific period of time.

Dividend Reinvestments
Investors may have their dividends and distributions reinvested in additional shares of the same Fund. If you choose this option, or if you do not indicate a choice, your dividends will be automatically reinvested on the dividend payable date. You can also choose to have a check for your dividends mailed to you by choosing this option on your account application.

ADDITIONAL INVESTOR SERVICES

Automatic Investment Plan
The Automatic Investment Plan for Class S shares allows you to set up a regular transfer of funds from your bank account to the Fund(s) of your choice. You determine the amount of your investment (minimum: $50 as long as you meet the account minimum), and you can terminate the program at any time. To take advantage of this feature, complete the appropriate sections of the account application.

Aston Funds Web Site
The Funds maintain a Web site located at http://www.astonfunds.com. You can access information such as your account balance and the Funds’ NAVs through our Web site. Class S and Class I shareholders can purchase, exchange and redeem shares through our website. Self-register online for account

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Shareholder Information (continued)

access at www.astonfunds.com. Your social security number or employer identification number, account number and other security verification information will be required for registration. You may also need to have bank account information, wire instructions, ACH instructions or other options established on your account.

Aston Funds has procedures in place to try to prevent unauthorized access to your account information. The Funds and their agents will not be responsible for any losses resulting from unauthorized transactions on our Web site.

Retirement Plans and Education Savings Accounts
Class S shares of the Funds offer a range of retirement plans, including Traditional, Roth, SIMPLE IRAs and SEP IRAs. Aston Funds also offers Education Savings Accounts, which allow you to save for qualified elementary, secondary and higher education costs. Using these plans, you can invest in any Aston Fund with a low minimum investment of $500. The annual maintenance fee for IRAs and Education Savings Accounts is $15 per account (not to exceed $30), but it is waived if you have $35,000 or more in assets. The fee is assessed every December for the current calendar year. To find out more, call Aston Funds at 800 992-8151.

DISTRIBUTION PLAN 12b-1 FEES (Class S shares only)

To pay for the cost of promoting the Funds and servicing your shareholder account, the Class S shares of the Funds have adopted a Rule 12b-1 distribution plan. Under this plan, Class S shares of the Funds pay a fee at an annual fee of not more than 0.25% of each Fund’s Class S shares’ average daily net assets to the distributor for certain expenses associated with the distribution of Fund shares and other services. The Fee is accrued daily and payable monthly. Over time, these fees may increase the cost of your investment and may cost more than paying other types of sales charges.

SHAREHOLDER SERVICE FEE (Class YS and Class S shares only)

Class YS and Class S shares of the applicable Funds have adopted a shareholder servicing plan for Class YS and Class S shares of the applicable Fund (the “Shareholder Servicing Plan”). Under the Shareholder Servicing Plan, Class YS and Class S shares of the applicable Funds pay a fee of up to 0.25% of the average daily net assets of Class YS or Class S shares. This fee is paid to the distributor to perform, or to compensate other service providers for performing, the following administrative services for shareholders: maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided on investments; assisting clients in changing dividend options, account designations and addresses; sub-accounting; providing information on share positions to clients; forwarding shareholder communications to clients; processing purchase, exchange and redemption orders; providing sweep services; and processing dividend payments.

It is possible that an intermediary may offer different classes of shares to its customers and differing services to the classes, and thus receive compensation with respect to different classes. Intermediaries also may charge separate fees to their customers.

COMPENSATION TO INTERMEDIARIES

In addition to service fees paid by Class S and Class YS shares of the Funds, the Adviser may pay compensation to intermediaries that distribute and/or service investors in the Funds out of its own assets and not as an additional charge to the Funds. These additional payments, which are sometimes referred to as “revenue sharing,” may represent a premium over payments made by other fund families, and may create an added incentive for investment professionals to sell or recommend the Fund over other funds offered by competing fund families. The revenue sharing payments may differ for each fund within the Aston family of funds, including within the same intermediary, and across intermediaries.

In addition, representatives of the distributor may be compensated through Adviser incentive programs in a manner that favors one Aston fund or group of funds over another Aston fund.

28

Dividends, Distributions and Taxes

Typically, each Fund pays its shareholders dividends from its net investment income once a month, and distributes net capital gains, if any, once a year. The Funds do not anticipate that they will distribute any net capital gains to shareholders. Dividends and distributions are reinvested in additional Fund shares unless the investor instructs the Fund otherwise.

For federal income tax purposes, dividends and distributions are treated the same whether received in cash or reinvested in additional shares. Except with respect to the Fortis Tax-Exempt Money Market Fund (discussed below), distributions of net investment income are taxable to you as ordinary income.

Fortis Tax-Exempt Money Market Fund intends to pay its shareholders dividends that are exempt from regular federal income tax and are not included as a preference item under the federal alternative minimum tax. The Fund, however, may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax or that is subject to the federal alternative minimum tax. Income exempt from federal income tax may be subject to state and local taxes. Dividends paid by Fortis Tax-Exempt Money Market Fund that are derived from capital gains, if any, will be subject to federal income tax.

Distributions declared by a Fund during October, November or December to shareholders of record during such month and paid by January 31 of the following year will be treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared.

The Funds may be required to withhold U.S. federal income tax on all distributions and redemption proceeds payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified (or when the Fund is notified) by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

Each investor’s tax situation is unique. Investors should consult a tax professional about federal, state and local tax consequences.

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Financial Highlights

These financial highlights tables are to help you understand the Funds’ financial performance. The following schedules present financial highlights for one share of each Fund outstanding throughout the periods indicated. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds’ financial statements as of October 31, 2008 which have been audited by KPMG LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Report, which is available upon request.

The Fund’s schedules for the years ended prior to October 31, 2008 have been audited by the Funds’ prior independent registered public accounting firm, whose reports expressed an unqualified opinion on the financial highlights.

FORTIS GOVERNMENT MONEY MARKET FUND – CLASS S

	Year		Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended
	10/31/08		10/31/07	10/31/06	10/31/05	10/31/04

Net Asset Value, Beginning of Period	$ 1.00		$ 1.00	$ 1.00	$ 1.00	$ 1.00

Income from Investment Operations:
Net investment income	0.02	(a)	0.05	0.04	0.02	0.01

Less distributions from:
Net investment income	(0.02)		(0.05)	(0.04)	(0.02)	(0.01)
Net realized gain on investment	—		—	—	— (b)	—

Total distributions	(0.02)		(0.05)	(0.04)	(0.02)	(0.01)

Net Asset Value, End of Period	$ 1.00		$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Return	2.16%		4.72%	4.28%	2.26%	0.58%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$1,086		$73,613	$51,676	$31,621	$32,911
Ratio of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	0.64	%(c)	0.62%	0.61%	0.62%	0.62%
After reimbursement and/or waiver of expenses by Adviser	0.63	%(c)	0.62%	0.61%	0.62%	0.62%
Ratio of net investment income to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	2.13%		4.64%	4.23%	2.28%	0.59%
After reimbursement and/or waiver of expenses by Adviser	2.14%		4.64%	4.23%	2.28%	0.59%

(a)The selected per share data was calculated using weighted average shares method for the period.

(b)Represent less than $0.005 per share.

(c)Ratios of expenses to average net assets include interest expense of less than 0.005%, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit.

30

Financial Highlights (continued)

FORTIS GOVERNMENT MONEY MARKET FUND – CLASS I

	Year		Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended
	10/31/08		10/31/07	10/31/06	10/31/05	10/31/04

Net Asset Value, Beginning of Period	$ 1.00		$ 1.00	$ 1.00	$ 1.00	$ 1.00

Income from Investment Operations:
Net investment income	0.02	(a)	0.05	0.05	0.03	0.01

Less distributions from:
Net investment income	(0.02)		(0.05)	(0.05)	(0.03)	(0.01)
Net realized gain on investment	—		—	—	—(b )	—

Total distributions	(0.02)		(0.05)	(0.05)	(0.03)	(0.01)

Net Asset Value, End of Period	$ 1.00		$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Return	2.48%		5.05%	4.62%	2.59%	0.91%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$299,814		$284,428	$448,693	$380,875	$459,475
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	0.32	%(c)	0.30%	0.29%	0.30%	0.30%
After reimbursement and/or waiver of expenses by Adviser	0.31	%(c)	0.30%	0.29%	0.30%	0.30%
Ratios of net investment income to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	2.45%		4.96%	4.55%	2.60%	0.91%
After reimbursement and/or waiver of expenses by Adviser	2.46%		4.96%	4.55%	2.60%	0.91%

(a)The selected per share data was calculated using weighted average shares method for the period.

(b)Represents less than $0.005 per share.

(c)Ratios of expenses to average net assets include interest expense of less than 0.005%, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit.

31

Financial Highlights (continued)

FORTIS TAX-EXEMPT MONEY MARKET FUND – CLASS S

	Year		Year		Year		Year	Year
	Ended		Ended		Ended		Ended	Ended
	10/31/08		10/31/07		10/31/06		10/31/05	10/31/04

Net Asset Value, Beginning of Period	$ 1.00		$ 1.00		$ 1.00		$ 1.00	$ 1.00

Income from Investment Operations:
Net investment income	0.02	(a)	0.03		0.03		0.02	— (c)

Less distributions from net investment income	(0.02)		(0.03)		(0.03)		(0.02)	— (c)

Net Asset Value, End of Period	$ 1.00		$ 1.00		$ 1.00		$ 1.00	$ 1.00

Total Return	1.73%		3.06%		2.72%		1.57%	0.49%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$892		$59,739		$24,314		$18,188	$27,230
Ratio of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	0.73	%(b)	0.73	%(b)	0.72	%(b)	0.71%	0.71%
After reimbursement and/or waiver of expenses by Adviser	0.58	%(b)	0.58	%(b)	0.59	%(b)	0.58%	0.58%
Ratios of net investment income to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.53%		2.88%		2.53%		1.43%	0.36%
After reimbursement and/or waiver of expenses by Adviser	1.68%		3.02%		2.66%		1.56%	0.49%

(a)The selected per share data was calculated using weighted average shares method for the period.

(b)Ratios of expenses to average net assets include interest expense of less than 0.005% for years ended October 31, 2008 and 2007 and 0.01% for the year ended October 31, 2006, respectively, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit.

(c)Represents less than $0.005 per share.

FORTIS TAX-EXEMPT MONEY MARKET FUND – CLASS I

	Year		Year		Year		Year	Year
	Ended		Ended		Ended		Ended	Ended
	10/31/08		10/31/07		10/31/06		10/31/05	10/31/04

Net Asset Value, Beginning of Period	$ 1.00		$ 1.00		$ 1.00		$ 1.00	$ 1.00

Income from Investment Operations:
Net investment income	0.02	(a)	0.03		0.03		0.02	0.01

Less distributions from net investment income	(0.02)		(0.03)		(0.03)		(0.02)	(0.01)

Net Asset Value, End of Period	$ 1.00		$ 1.00		$ 1.00		$ 1.00	$ 1.00

Total Return	1.98%		3.32%		2.98%		1.83%	0.74%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$116,109		$201,167		$225,482		$260,210	$262,587
Ratio of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	0.48	%(a)	0.48	%(b)	0.47	%(b)	0.46%	0.46%
After reimbursement and/or waiver of expenses by Adviser	0.33	%(b)	0.33	%(b)	0.34	%(b)	0.33%	0.33%
Ratios of net investment income to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.78%		3.13%		2.78%		1.68%	0.61%
After reimbursement and/or waiver of expenses by Adviser	1.93%		3.27%		2.91%		1.81%	0.74%

(a)The selected per share data was calculated using weighted average shares method for the period.

(b)Ratios of expenses to average net assets include interest expense of less than 0.005% for years ended October 31, 2008 and 2007 and 0.01% for the year ended October 31, 2006, respectively, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit.

32

Financial Highlights (continued)

FORTIS TREASURY MONEY MARKET FUND – CLASS S

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	10/31/08	10/31/07	10/31/06	10/31/05	10/31/04

Net Asset Value, Beginning of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Income from Investment Operations:
Net investment income	0.02 (a)	0.04	0.04	0.02	— (b)

Less distributions from:
Net investment income	(0.02)	(0.04)	(0.04)	(0.02)	— (b)
Net realized gain on investment	—	—	— (b)	— (b)	—

Total distributions	(0.02)	(0.04)	(0.04)	(0.02)	—

Net Asset Value, End of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Return	1.73%	4.58%	4.20%	2.16%	0.50%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$839	$11,171	$6,049	$5,197	$7,154
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	0.75%	0.83%	0.74%	0.73%	0.71%
After reimbursement and/or waiver of expenses by Adviser	0.53%	0.61%	0.61%	0.61%	0.61%
Ratios of net investment income to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.27%	4.33%	3.99%	1.92%	0.38%
After reimbursement and/or waiver of expenses by Adviser	1.49%	4.55%	4.12%	2.04%	0.48%

(a)The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)Represents less than $0.005 per share.

FORTIS TREASURY MONEY MARKET FUND – CLASS I

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	10/31/08	10/31/07	10/31/06	10/31/05	10/31/04

Net Asset Value, Beginning of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Income from Investment Operations:
Net investment income	0.02 (a)	0.05	0.04	0.02	0.01
Less distributions from:
Net investment income	(0.02)	(0.05)	(0.04)	(0.02)	(0.01)
Net realized gain on investments	—	—	— (b)	— (b)	—

Total distributions	(0.02)	(0.05)	(0.04)	(0.02)	(0.01)

Net Asset Value, End of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Return	1.96%	4.84%	4.46%	2.41%	0.75%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$121,404	$53,320	$145,229	$178,796	$308,172
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	0.50%	0.58%	0.49%	0.48%	0.46%
After reimbursement and/or waiver of expenses by Adviser	0.33%	0.36%	0.36%	0.36%	0.36%
Ratios of net investment income to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.52%	4.58%	4.24%	2.17%	0.63%
After reimbursement and/or waiver of expenses by Adviser	1.69%	4.80%	4.37%	2.29%	0.73%

(a)The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)Represents less than $0.005 per share.

33

Financial Highlights (continued)

FORTIS INSTITUTIONAL PRIME MONEY MARKET FUND — Y CLASS

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	10/31/08	10/31/07	10/31/06	10/31/05	10/31/04

Net Asset Value, Beginning of Period	$ 1.00	$1.00	$1.00	$1.00	$1.00

Income from Investment Operations:
Net investment income	0.03	0.05	0.05	0.03	0.01

Less Distributions from net investment income	(0.03)	(0.05)	(0.05)	(0.03)	(0.01)

Net Assets Value, End of Period	$ 1.00	$1.00	$1.00	$1.00	$1.00

Total Return	3.33%	5.33%	4.80%	2.79%	1.07%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$1,407,184	$1,764,006	$2,471,607	$2,408,695	$2,159,527
Ratios of expenses to average net assets	0.19%	0.19%	0.18%	0.18%	0.19%
Ratios of net investment income to average net assets	3.31%	5.21%	4.67%	2.75%	1.06%

FORTIS INSTITUTIONAL PRIME MONEY MARKET FUND — YS CLASS

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	10/31/08	10/31/07	10/31/06	10/31/05	10/31/04

Net Asset Value, Beginning of Period	$ 1.00	$1.00	$1.00	$1.00	$1.00

Income from Investment Operations:
Net investment income	0.03	0.05	0.04	0.03	0.01

Less Distributions from net investment income	(0.03)	(0.05)	(0.04)	(0.03)	(0.01)

Net Asset Value, End of Period	$ 1.00	$1.00	$1.00	$1.00	$1.00

Total Return	3.07%	5.07%	4.54%	2.53%	0.82%

Ratios/Supplemental Data:
Net Assets End of Period (in 000’s)	$7,780	$7,608	$17,258	$37,107	$51,239
Ratios of expenses to average net assets	0.44%	0.44%	0.43%	0.43%	0.44%
Ratios of net investment income to average net assets	3.06%	4.96%	4.42%	2.50%	0.81%

34

General Information

If you wish to know more about Aston Funds, you will find additional information in the following documents:

SHAREHOLDER REPORTS

You will receive an unaudited semi-annual report dated April 30 and an annual report dated October 31 which is audited by an independent registered public accounting firm.

STATEMENT OF ADDITIONAL INFORMATION

The SAI, which is incorporated into this prospectus by reference and dated March 1, 2009, as amended from time to time, is available to you without charge and can be mailed to you upon request. It contains more detailed information about the Funds.

HOW TO OBTAIN REPORTS

Contacting Aston Funds
You can get free copies of the reports and SAI, request other information and get answers to your questions about the Funds by contacting:

Address:	Aston Funds P.O. Box 9765 Providence, RI 02940
Phone:	Shareholder Services &	800 992-8151 (I and S shares)
	Fund Literature	888 838-5132 (Y and YS shares)

	Investment Advisor Services	800 597-9704

Web site:	www.astonfunds.com

Obtaining Information from the SEC
You can visit the EDGAR Database on the Security and Exchange Commission’s (“SEC”) Web site at http://www.sec.gov to view the SAI and other information. You can also view and copy information about the Funds at the SEC’s Public Reference Room in Washington, D.C. To find out more about the Public Reference Room, you can call the SEC at 202 942-8090. Also, you can obtain copies of this information after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington D.C. 20549-0102.

Investment Company Act File Number: 811-8004

35

Aston Funds

Aston Funds
P.O. Box 9765
Providence, RI 02940

AST YYSSI MMF 09

ASTON FUNDS
Class N Shares
Aston/Montag & Caldwell Growth Fund
Aston/Veredus Select Growth Fund
Aston Growth Fund
Aston/Optimum Large Cap Opportunity Fund
Aston Value Fund
Aston/TAMRO All Cap Fund
Aston/River Road Dividend All Cap Value Fund
Aston/Optimum Mid Cap Fund
Aston/Montag & Caldwell Mid Cap Growth Fund
Aston/Cardinal Mid Cap Value Fund
Aston/River Road Small-Mid Cap Fund
Aston/Veredus Aggressive Growth Fund
Aston/TAMRO Small Cap Fund
Aston/River Road Small Cap Value Fund
Aston/Neptune International Fund
Aston/Fortis Global Real Estate Fund
Aston/Smart Portfolios Fund
Aston/New Century Absolute Return ETF Fund
Aston/MB Enhanced Equity Income Fund
Aston/Fortis Real Estate Fund
Aston/Montag & Caldwell Balanced Fund
Aston Balanced Fund
Aston/TCH Fixed Income Fund
Aston/Fortis Investor Money Market Fund
Class R Shares
Aston/Montag & Caldwell Growth Fund
Aston Growth Fund
Class I Shares
Montag & Caldwell Growth Fund
Aston/Veredus Select Growth Fund
Aston Growth Fund
Aston Value Fund
Aston/River Road Dividend All Cap Value Fund
Aston/Optimum Mid Cap Fund
Aston/River Road Small-Mid Cap Fund
Aston/Veredus Aggressive Growth Fund
Aston/TAMRO Small Cap Fund
Aston/River Road Small Cap Value Fund
Aston/Neptune International Fund
Aston/Barings International Fund
Aston/Fortis Real Estate Fund
Montag & Caldwell Balanced Fund
Aston/TCH Fixed Income Fund
Fortis Government Money Market Fund
Fortis Tax-Exempt Money Market Fund
Fortis Treasury Money Market Fund
Class S Shares
Fortis Government Money Market Fund
Fortis Tax-Exempt Money Market Fund
Fortis Treasury Money Market Fund
Class Y Shares
Fortis Institutional Prime Money Market Fund
Class YS Shares
Fortis Institutional Prime Money Market Fund
(Each a “Fund” and collectively, the “Funds”)

STATEMENT OF ADDITIONAL INFORMATION
March 1, 2009
     This statement of additional information dated March 1, 2009 (“SAI”) provides supplementary information pertaining to shares representing interests in the twenty-nine currently available investment portfolios of Aston Funds, formerly known as ABN AMRO Funds (the “Trust”).
     This SAI is not a prospectus and should be read only in conjunction with each Fund’s current Prospectus dated March 1, 2009, as amended or supplemented from time to time. No investment in any of the Funds should be made without first reading the appropriate prospectus.
     The audited financial statements for the fiscal year ended October 31, 2008 for the Funds are incorporated herein by reference to the Funds’ Annual Reports as filed with the Securities and Exchange Commission (“SEC”). This SAI is incorporated by reference to the Prospectuses.
     You may obtain a prospectus, annual report or semi-annual report, when available, at no charge by contacting the Trust at Aston Funds, P.O. Box 9765, Providence, RI 02940 or 800-992-8151 or by downloading such information from www.astonfunds.com. The website does not form a part of the prospectuses or SAI.

i

TABLE OF CONTENTS
(Continued)

Page
OTHER INFORMATION	128
APPENDIX A	A-1
APPENDIX B	B-1

ii

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS SAI OR IN THE PROSPECTUSES IN CONNECTION WITH THE OFFERINGS MADE BY THE PROSPECTUSES. IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR THE DISTRIBUTOR. THE PROSPECTUSES DO NOT CONSTITUTE AN OFFERING BY THE TRUST OR THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

THE FUNDS
     Aston Funds, 120 N. LaSalle Street, 25th Floor, Chicago, Illinois 60602, is an open-end management investment company. Each Fund is classified as diversified under the Investment Company Act of 1940, as amended (the “1940 Act”), except Aston/Fortis Real Estate Fund and Aston/Fortis Global Real Estate Fund, which are classified as non-diversified. Each Fund is a series of the Trust, which was formed as a Delaware statutory trust on September 10, 1993.
     The Aston/Fortis Investor Money Market Fund, Fortis Government Money Market Fund, Fortis Tax-Exempt Money Market Fund, Fortis Treasury Money Market Fund and Fortis Institutional Prime Money Market Fund are referred to collectively herein as the “Fortis Money Market Funds.”
INVESTMENT OBJECTIVES, STRATEGIES AND RISK CONSIDERATIONS
     The following supplements the information contained in each prospectus concerning the investment objectives, strategies and risks of investing in the Funds. Except as otherwise stated below or in the applicable prospectus, a Fund may invest in the portfolio investments included in this section. The investment practices described below, except as further set forth in “Investment Restrictions” are not fundamental and may be changed by the Board of Trustees without the approval of shareholders.
American Depositary Receipts (“ADRs”), Continental Depositary Receipts (“CDRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”)
     ADRs are securities, typically issued by a U.S. financial institution (a “depositary”), that evidence ownership interest in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. EDRs, which are sometimes referred to as CDRs, are securities, typically issued by a non-U.S. financial institution, that evidence ownership interest in a security or a pool of securities issued by either a U.S. or foreign issuer. GDRs are issued globally and evidence a similar ownership arrangement. Generally, ADRs are designed for trading in the U.S. securities market. EDRs are designed for trading in European Securities Markets and GDRs are designed for trading in non-U.S. securities markets. Generally, depositary receipts may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.
Asset-Backed Securities
     Asset-backed securities are securities backed by installment contracts, credit card and other receivables or other financial type assets. Asset-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made monthly, thus in effect “passing through” monthly payments made by the individual borrowers on the assets underlying securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments. An asset-backed security’s stated maturity may be shortened, and the security’s total return may be difficult to predict precisely. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater than in the case for mortgage-backed securities. Falling interest rates generally result in an increase in the rate of prepayments while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security’s average maturity and limit the potential appreciation in the security’s value relative to a conventional debt security.
Below Investment-Grade (High Yield) Debt Securities
     Fixed income securities rated Ba or lower by Moody’s Investor Service (“Moody’s”) or BB or lower by Standard & Poor’s (“S&P”), frequently referred to as “junk bonds,” are considered to be of poor standing and predominantly speculative. They generally offer higher yields than higher rated bonds. Such securities are subject to a substantial degree of credit risk. Such medium- and low-grade bonds held by a Fund may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Additionally, high-yield bonds are often issued by smaller, less creditworthy companies or by highly leveraged firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by bonds issued under such circumstances are substantial. Changes by recognized rating agencies in their rating of any security and in the ability of an issuer to make payments of interest and principal will ordinarily have a more dramatic effect on the values of these investments than on the values of higher-rated securities. Such changes in value will not affect cash income derived from these securities, unless the issuers fail to pay interest or dividends when due. Such changes will, however, affect a Fund’s net asset value per share.
     In the past, the high yields from low-grade bonds have more than compensated for the higher default rates on such securities. However, there can be no assurance that diversification will protect a Fund from widespread bond defaults brought about by a sustained economic downturn, or that yields will continue to offset default rates on high-yield bonds in the future. Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing.
     The value of lower-rated debt securities will be influenced not only by changing interest rates, but also by the bond market’s perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, low- and medium-rated bonds may decline in market value due to investors’ heightened concern over credit quality, regardless of prevailing interest rates. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower-rated securities held by a Fund, especially in a thinly traded market. Illiquid or restricted securities held by a Fund may involve valuation difficulties. Trading in the secondary market for high-yield bonds may become thin and market liquidity may be significantly reduced. Even under normal conditions, the market for high-yield bonds may be less liquid than the market for investment-grade corporate bonds. There are fewer securities dealers in the high-yield market, and purchasers of high-yield bonds are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, high-yield bond prices may become more volatile.
     Lower-Rated Securities Market – An economic downturn or increase in interest rates is likely to have an adverse effect on the lower-rated securities market generally (resulting in more defaults) and on the value of lower-rated securities contained in the portfolios of a Fund which holds these securities.
     Sensitivity to Economic and Interest Rate Changes – The economy and interest rates can affect lower-rated securities differently from other securities. For example, the prices of lower-rated securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher-rated investments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals or to obtain additional financing. If the issuer of a lower-rated security defaulted, a Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated securities and a Fund’s net asset values.
     Liquidity and Valuation – To the extent that an established secondary market does not exist and a particular obligation is thinly traded, the obligation’s fair value may be difficult to determine because of the absence of reliable, objective data. As a result, a Fund’s valuation of the obligation and the price it could obtain upon its disposition could differ.
     Credit Ratings – The credit ratings of Moody’s and S&P are evaluations of the safety of principal and interest payments of lower-rated securities. There is a risk that credit rating agencies may fail to timely change the credit ratings to reflect subsequent events. Therefore, in addition to using recognized rating agencies and other sources, the investment adviser or subadviser also performs its own analysis of issuers in selecting investments for a Fund. The investment adviser or subadviser’s analysis of issuers may include, among other things, historic and current financial condition, current and anticipated cash flow and borrowing strength of management, responsiveness to business conditions, credit standing and current and anticipated results of operations.
     Yields and Ratings – The yields on certain obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody’s and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.
     While any investment carries some risk, certain risks associated with lower-rated securities are different from those for investment-grade securities. The risk of loss through default is greater because lower-rated securities are usually unsecured and are often subordinate to an issuer’s other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of a Fund’s net asset value per share.
Borrowing
     A Fund may not borrow money or issue senior securities, except as described in this paragraph or as described in “Investment Restrictions.” Any policy under “Investment Restrictions” which contradicts policies described in this paragraph governs that applicable Fund’s policy on borrowing. A Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets. A Fund may not mortgage, pledge or hypothecate any assets, except that each Fund may do so in connection with borrowings for temporary purposes in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the total assets of a Fund. A Fund may also borrow money for extraordinary purposes or to facilitate redemptions in amounts up to 25% of the value of total assets. A Fund will not purchase securities while its borrowings (including reverse repurchase agreements) exceed 5% of its total assets. A Fund has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank with the required asset coverage of at least 300%. In the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days thereafter (not including Sundays or holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%.

Cash Liquidation for Redemption
     The Aston/Veredus Aggressive Growth Fund may participate in a program with ReFlow Fund LLC (“ReFlow”), which is designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the Fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the Fund experiences net sales or when the shares have been outstanding for the holding limit of 28 days, whichever comes first. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds.
     The costs to the Fund for participating in ReFlow are expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow will be prohibited from acquiring more than 3% of the outstanding voting securities of the Fund.
Collateralized Mortgage Obligations (“CMOS”), Real Estate Mortgage Investment Conduits (“REMICS”) and Multi-Class Pass-Throughs
     CMOs and REMICs are debt instruments issued by special-purpose entities which are secured by pools or mortgage loans or other mortgage-backed securities. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-backed securities. CMOs, REMICs and multi-class pass-through securities (collectively, CMOs unless the context indicates otherwise) may be issued by agencies or instrumentalities of the U.S. government or by private organizations.
     In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specified coupon rate or adjustable rate tranche and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. Interest is paid or accrued on all classes of a CMO on a monthly, quarterly or semi-annual basis. The principal and interest on the underlying mortgages may be allocated among several classes of a series of a CMO in many ways. In a common structure, payments of principal, including any principal prepayments, on the underlying mortgages are applied to the classes of a series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of a CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full.
     One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index such as the London Interbank Offered Rate (“LIBOR”). These adjustable-rate tranches, known as “floating-rate CMOs,” will be considered adjustable-rate mortgage securities (“ARMs”) by a Fund. Floating-rate CMOs may be backed by fixed-rate or adjustable-rate mortgages; to date, fixed-rate mortgages have been more commonly utilized for this purpose. Floating-rate CMOs are typically issued with lifetime “caps” on the coupon rate thereon. These caps, similar to the caps on adjustable-rate mortgages, represent a ceiling beyond which the coupon rate on a floating-rate CMO may not be increased regardless of increases in the interest rate index to which the floating-rate CMO is geared. The structure and performance of floating-rate tranches will vary widely as interest rates change.
     REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. As with CMOs, the mortgages that collateralize the REMIC in which a Fund may invest include mortgages backed by Ginnie Mae certificates or other mortgage pass-throughs issued or guaranteed by the U.S. government, its agencies or instrumentalities or issued by private entities, which are not guaranteed by any government agency.
     Yields on privately issued CMOs as described above have been historically higher than the yields on CMOs issued or guaranteed by U.S. government agencies. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. government. These Funds will not invest in subordinated privately issued CMOs.
     Resets – The interest rates paid on the ARMs and CMOs in which these Funds may invest generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are three main categories of indices: those based on U.S. Treasury securities, those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include: the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the six-month Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-, three- or six-month or one-year LIBOR, the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.
     Caps and Floors – The underlying mortgages which collateralize the ARMs and CMOs in which these Funds may invest will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.
     CMOs are subject to credit risk and interest rate risk. Generally, CMOs have lower credit risk because the underlying mortgages are either guaranteed by the U.S. government or carry an implicit guarantee of a government-sponsored enterprise. Private label CMOs may carry higher credit risk, depending on the underlying collateral. The degree of credit risk will be reflected in the credit rating of the security. Sub-prime collateral is subject to a high degree of credit risk. Certain private label CMOs have experienced significant ratings downgrades during the credit crisis beginning in late 2007 and continuing in 2008. A significant ratings downgrade may adversely affect the liquidity and valuation of private-label CMOs.
     CMOs have a high degree of interest rate risk. The value of a CMO will fluctuate more widely in response to interest rate changes than a standard debt security. Liquidity risk is the risk that the investor will be unable to find a buyer interested in purchasing the security or willing to pay a decent price for the security. If a Fund has to sell the security before maturity, some of the principal could be lost. The liquidity of certain CMOs, particularly private label CMOs, have been adversely affected by the credit crisis beginning in late 2007 and continuing into 2008.
     Other risks are reinvestment risk and extension risk. Reinvestment risk is the risk that, in a falling interest rate environment, a Fund will receive principal and interest payments earlier than expected and be forced to reinvest at a lower interest rate. Extension risk is the risk that interest rates will rise and prepayment speeds will slow, and the Fund will be left holding the security longer than expected and miss out on opportunities to earn higher rates in the new interest rate environment.

Convertible Securities
     Common stock occupies the most junior position in a company’s capital structure. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holder’s claims on assets and earnings are subordinated to the claims of other creditors and are senior to the claims of preferred and common shareholders. In the case of preferred stock and convertible preferred stock, the holder’s claims on assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareholders.
Derivative Investments
     The term “derivatives” has been used to identify a range and variety of financial instruments. In general, a derivative is commonly defined as a financial instrument whose performance and value are derived, at least in part, from another source, such as the performance of an underlying asset, a specific security or an index of securities. As is the case with other types of investments, a Fund’s derivative instruments may entail various types and degrees of risk, depending upon the characteristics of the derivative instrument and a Fund’s overall portfolio.
     Each Fund may use derivative instruments for hedging purposes, to maintain liquidity or in anticipation of changes in the composition of its portfolio holdings or as otherwise provided in a Fund’s prospectus. No Fund will engage in derivative investments purely for speculative purposes. A Fund will invest in one or more derivatives only to the extent that the instrument under consideration is judged by an investment adviser or subadviser to be consistent with a Fund’s overall investment objective and policies. In making such judgment, the potential benefits and risks will be considered in relation to a Fund’s other portfolio investments.
     Where not specified, investment limitations with respect to a Fund’s derivative instruments will be consistent with such Fund’s existing percentage limitations with respect to its overall investment policies and restrictions. The types of derivative securities in which certain Funds are permitted to invest include, but are not limited to, forward commitments, foreign currency contracts, futures contracts, options, and swap agreements. Whenever a Fund is required to segregate assets for 1940 Act purposes, notations on the books of the Trust’s custodian or fund accounting agent are sufficient to constitute a segregated account.
Dollar Rolls
     Dollar roll transactions consist of the sale of mortgage-backed securities to a bank or broker-dealer, together with a commitment to purchase similar, but not necessarily identical, securities at a future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities to arrive at an implied borrowing (reverse repurchase) rate. Alternatively, the sale and purchase transactions that constitute the dollar roll can be executed at the same price, with a Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed after cash settlement and initially may involve only a firm commitment agreement by a Fund to buy a security. A Fund will segregate cash or liquid securities in an amount at least equal to the dollar roll transaction. Whenever a Fund is required to segregate assets for 1940 Act purposes, notations on the books of the Trust’s custodian or fund accounting agent are sufficient to constitute a segregated account.

     If the broker-dealer to whom a Fund sells the security becomes insolvent, a Fund’s right to purchase or repurchase the security may be restricted. Also, the value of the security may change adversely over the term of the dollar roll, such that the security that a Fund is required to repurchase may be worth less than the security that a Fund originally held.
Equity Securities
     Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. The Funds cannot predict the income they will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value may increase with the value of the issuer’s business. The following describes various types of equity securities in which the Funds invest.
     Common Stocks
     Common stocks are the most prevalent type of equity security. Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings may influence the value of its common stock.
     Preferred Stocks
     Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. A Fund may treat such redeemable preferred stock as a fixed income security.
     Warrants and Rights
     Warrants give a Fund the option to buy the issuer’s equity securities at a specified price (the exercise price) at a specified future date (the expiration date). A Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security.
     Rights are the same as warrants, except companies typically issue rights to existing stockholders.
Fixed Income Securities
     Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.
     A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

     The following describes various types of fixed income securities in which a Fund may invest.
     Treasury Securities
     Treasury securities are direct obligations of the federal government of the U.S. Government Treasury securities are generally regarded as having the lowest credit risks.
     Agency Securities
     Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (a “GSE”) acting under federal authority. The U.S. Government supports some GSEs with its full faith and credit. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Agency securities are generally regarded as having low credit risks, but not as low as treasury securities.
     Although a GSE guarantee protects against credit risks, it does not reduce the market and prepayment risks of these mortgage-backed securities.
     Corporate Debt Securities
     Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. A Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.
     In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.
     Commercial Paper
     Commercial paper is an issuer’s obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. Subject to each Fund’s limit on investing in illiquid securities, the Fortis Money Market Funds may invest, without limit, in commercial paper issued in reliance upon the “private placement” exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”).
     Demand Instruments
     Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Funds treat demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

     Pooled Vehicles
     The Funds may invest in debt securities indirectly through pooled products typically organized as trust structures (e.g., TRAINS and TRACERS) and typically sold pursuant to Rule 144A under the 1933 Act. TRAINS, TRACERS and similar products contain a basket of debt securities that are designed to provide broad credit exposure in a single product. The Funds will incur transaction costs associated with such products and may be subject to credit risk of the sponsoring entity.
Forward Foreign Currency Exchange Contracts
     Many international equity securities in which a Fund may invest will be traded in foreign currencies. These Funds may engage in certain foreign currency transactions, such as forward foreign currency exchange contracts, to guard against fluctuations in currency exchange rates in relation to the U.S. dollar or to the weighting of particular foreign currencies. In addition, a Fund may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A Fund may use such investments for hedging purposes only. A Fund will not engage in such investments purely for speculative purposes.
     A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, a Fund “locks in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currencies would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts for the purpose of hedging against foreign exchange risks arising from a Fund’s investment or anticipated investment in securities denominated in foreign currencies. Such hedging transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. In the case of a forward foreign currency exchange contract, a Fund will segregate cash or liquid securities at least in an amount equal to its obligation under the contract. Whenever a Fund is required to segregate assets for 1940 Act purposes, notations on the books of the Trust’s custodian or fund accounting agent are sufficient to constitute a segregated account.
     A Fund may also enter into forward foreign currency exchange contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that it does so, a Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the particular Fund’s investment adviser or subadviser. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. A Fund may also use foreign currency futures contracts and related options on currencies for the same reasons for which forward foreign currency exchange contracts are used.
     The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency.

Foreign Securities
     Foreign securities may subject a Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks may include costs in connection with conversions between various currencies, limited publicly available information regarding foreign issuers, lack of uniformity in accounting, auditing and financial standards and requirements, greater securities market volatility, less liquidity of securities, less government supervision and regulations of securities markets, future adverse political and economic developments, the possible imposition of withholding taxes on interest, dividends or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those with respect to domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. Government regulation in many of the countries of interest to a Fund may limit the extent of a Fund’s investments in companies in those countries. Further, it may be more difficult for a Fund’s agents to keep currently informed about corporate actions that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., increasing the risk of delayed settlements of portfolio securities. Certain markets may require payment for securities before delivery. A Fund’s ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets. Some countries restrict the extent to which foreigners may invest in their securities markets.
     Investments in securities of foreign issuers are frequently denominated in foreign currencies (including the Euro and other multinational currency units) and the value of a Fund’s assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and a Fund may incur costs in connection with conversions between various currencies. A Fund may enter into forward foreign currency contracts as a hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position. Currently, only a limited market, if any, exists for hedging transactions relating to currencies in emerging markets, including Latin American and Asian markets. This may limit a Fund’s ability to effectively hedge its investments in such markets if it chooses to do so.
     Securities of issuers located in countries with developing securities markets pose greater liquidity risks and other risks than securities of issuers located in developed countries and traded in more established markets. Low liquidity in markets may adversely affect a Fund’s ability to buy and sell securities and cause increased volatility. Developing countries may at various times have less stable political environments than more developed nations. Changes of control may adversely affect the pricing of securities from time to time. Some developing countries may afford only limited opportunities for investing. In certain developing countries, a Fund may be able to invest solely or primarily through ADRs or similar securities and government approved investment vehicles, including closed-end investment companies.
     The settlement systems in certain emerging markets, including Asian and Eastern European countries such as Russia, are less developed than in more established markets. As a result, there may be a risk that settlement may be delayed and that cash or securities of a Fund may be in jeopardy because of failures or of defects in the systems used. In particular, market practice may require that payment be made prior to receipt of the security which is being purchased or that delivery of a security must be made before payment is received. In such cases, default by the executing broker or bank might result in a loss to a Fund investing in emerging market securities.
     In making investment decisions for a Fund, an investment adviser or subadviser evaluates the risks associated with investing Fund assets in a particular country, including risks stemming from a country’s financial infrastructure and settlement practices; the likelihood of expropriation, nationalization or confiscation of invested assets; prevailing or developing custodial practices in the country; the country’s laws and regulations regarding the safekeeping, maintenance and recovery of invested assets; the likelihood of government-imposed exchange control restrictions which could impair the liquidity of Fund assets maintained with custodians in that country, as well as risks from political acts of foreign governments (“country risks”). Of course, an investment adviser’s or subadviser’s decisions regarding these risks may not be correct or may prove to be unwise and any losses resulting from investing in foreign countries will be borne by the Fund.
     Holding Fund assets in foreign countries presents additional risks including, but not limited to, the risks that a particular foreign custodian or depositary will not exercise proper care with respect to Fund assets or will not have the financial strength or adequate practices and procedures to properly safeguard Fund assets. A Fund may be precluded from investing in certain foreign countries until such time as adequate custodial arrangements can be established.
Forward Commitments, When-Issued Securities and Delayed Delivery Transactions
     A Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although a Fund would generally purchase securities on a when-issued, delayed-delivery or forward commitment basis with the intention of acquiring the securities, a Fund may dispose of such securities prior to settlement if its investment adviser or subadviser deems it appropriate to do so.
     A Fund may dispose of or re-negotiate a when-issued or forward commitment after entering into these transactions. A Fund will normally realize a capital gain or loss in connection with these transactions. For purposes of determining a Fund’s average dollar-weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.
     When a Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, a Fund will segregate cash or liquid securities having a value (determined daily) at least equal to the amount of a Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, a Fund will segregate the portfolio securities while the commitment is outstanding. Whenever a Fund is required to segregate assets for 1940 Act purposes, notations on the books of the Trust’s custodian or fund accounting agent are sufficient to constitute a segregated account.
     These procedures are designed to ensure that a Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions.
Futures Contracts
     Futures contracts are generally considered to be derivative securities. Each Fund may engage in such practices for hedging purposes or to maintain liquidity or as otherwise provided in a Fund’s prospectus. The Trust has claimed exclusion from the definition of the term “commodity pool operator” adopted by the Commodity Futures Trading Commission and the National Futures Association, which regulate trading in the futures markets, on behalf of the Funds. Therefore, the Trust is not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked- to- market value of the contract fluctuates.
     At maturity, a futures contract obligates a Fund to take or make delivery of certain securities or the cash value of a securities index. A Fund may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio of securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract in anticipation of purchases of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings.
     For federal income tax purposes, some gains derived by a Fund from the use of such instruments will be treated as a combination of short-term and long-term capital gains and, if not offset by realized capital losses incurred by a Fund, will be distributed to shareholders and will be taxable to shareholders as a combination of ordinary income and long-term capital gain.
     A Fund may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities that a Fund intends to purchase. Similarly, if the market is expected to decline, a Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts. In connection with a Fund’s position in a futures contract or option thereon, a Fund will segregate cash or liquid securities or will otherwise cover its position in accordance with applicable requirements of the SEC. Whenever a Fund is required to segregate assets for 1940 Act purposes, notations on the books of the Trust’s custodian or fund accounting agent are sufficient to constitute a segregated account.
     A Fund may enter into a contract for the purchase or sale for future delivery of securities, including index contracts. While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into offsetting transactions.
     A Fund may enter into such futures contracts to protect against the adverse effects of fluctuations in security prices or interest rates without actually buying or selling the securities. For example, if interest rates are expected to increase, a Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by a Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to a Fund would increase at approximately the same rate, thereby keeping the net asset value of a Fund from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Fund could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized.

At that time, the futures contracts could be liquidated and a Fund could then buy debt securities on the cash market.
     A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement was made. Open futures contracts are valued on a daily basis and a Fund may be obligated to provide or receive cash reflecting any decline or increase in the contract’s value. No physical delivery of the underlying stocks in the index is made in the future.
     With respect to options on futures contracts, when a Fund is temporarily not fully invested, it may purchase a call option on a futures contract to hedge against a market advance. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based, or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance.
     The writing of a call option on a futures contract constitutes a partial hedge against the declining price of the security or foreign currency that is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the value of a Fund’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against the increasing price of the security or foreign currency, which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities that a Fund intends to purchase.
     Call and put options on stock index futures are similar to options on securities except that, rather than the right to purchase or sell stock at a specified price, options on a stock index future give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.
     If a put or call option which a Fund has written is exercised, that Fund may incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options positions, a Fund’s losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.
     To the extent that market prices move in an unexpected direction, a Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss. For example, if a Fund is hedged against the possibility of an increase in interest rates and interest rates decrease instead, that Fund would lose part or all of the benefit of the increased value, which it has because it would have offsetting losses in its futures position. In addition, in such situations, if a Fund had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. A Fund may be required to sell securities at a time when it may be disadvantageous to do so.
     Options on securities, futures contracts, options on futures contracts and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the U.S., may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in or the prices of foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Trust’s ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (v) lesser trading volume. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or a Fund could incur losses as a result of those changes.
     Further, with respect to options on futures contracts, a Fund may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.
Illiquid Securities
     A Fund may invest up to 15% (10% for the money market funds) of its net assets in securities that are illiquid. Securities are generally considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at approximately the price at which a Fund values the security. Illiquid securities will generally include but are not limited to: insurance funding agreements, repurchase agreements and time deposits with notice/termination dates in excess of seven days; unlisted over-the-counter options; swap agreements, interest rate caps, floors and collars; and certain securities which are subject to trading restrictions because they are not registered under the 1933 Act. Foreign securities that are restricted as to resale in the U.S., but are freely tradable in their local market, are not considered illiquid.
Insurance Funding Agreements
     An insurance funding agreement is an agreement that requires a Fund to make cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits interest to the Fund for a set period. Funding agreements have put provisions that allow the owner of a funding agreement to receive back its investment in a specified number of days. A Fund may invest in funding agreements issued by insurance companies that meet quality and credit standards established by the adviser. Funding agreements are not insured or backed by a government agency – they are backed only by the insurance company that issues them. As a result, they are subject to default risk. In addition, there normally is no active secondary market for funding agreements. This means that it may be difficult to sell funding agreements at an appropriate price and therefore funding agreements normally are treated as illiquid securities.
Investment Company Shares
     Investments by the Funds in other investment companies, including closed-end funds and exchange-traded funds (“ETFs”), will be subject to the limitations of the 1940 Act, the rules and regulations thereunder and in certain circumstances SEC exemptive orders. By investing in securities of an investment company, Fund shareholders will indirectly bear the fees of that investment company in addition to a Fund’s own fees and expenses. The Funds may rely on SEC orders that permit them to invest in certain ETFs beyond the limits contained in the 1940 Act, subject to certain terms and conditions of those orders. Pursuant to SEC rules, the Funds may invest in shares of affiliated and unaffiliated money market funds. To the extent that a Fund is permitted to invest in shares of an Aston Funds money market fund for cash management purposes, the investment adviser or subadviser waives management fees with respect to Fund assets invested therein.
Money Market Instruments
     Money market instruments include but are not limited to the following: short-term corporate obligations, Certificates of Deposit (“CDs”), Eurodollar Certificates of Deposit (“Euro CDs”), Yankee Certificates of Deposit (“Yankee CDs”), foreign bankers’ acceptances, foreign commercial paper, letter of credit-backed commercial paper, time deposits, loan participations (“LPs”), variable- and floating-rate instruments and master demand notes. The Fortis Institutional Prime Money Market Fund may also invest in insurance funding agreements. Bank obligations may include bankers’ acceptances, negotiable certificates of deposit and non-negotiable time deposits earning a specified return, issued for a definite period of time by a U.S. bank that is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation (“FDIC”), or by a savings and loan association or savings bank that is insured by the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.
     Domestic and foreign banks are subject to extensive but different government regulations, which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.
     Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject a Fund to additional investment risks, including future political and economic developments, possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of U.S. banks. Investments in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks will be made only when the investment adviser or subadviser believes that the credit risk with respect to the investment is minimal.
     Euro CDs, Yankee CDs and foreign bankers’ acceptances involve risks that are different from investments in securities of U.S. banks. The major risk, which is sometimes referred to as “sovereign risk,” pertains to possible future unfavorable political and economic developments, possible withholding taxes, seizures of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest. Investment in foreign commercial paper also involves risks that are different from investments in securities of commercial paper issued by U.S. companies. Non-U.S. securities markets generally are not as developed or efficient as those in the U.S. Such securities may be less liquid and more volatile than securities of comparable U.S. corporations. Non-U.S. issuers are not generally subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. In addition, there may be less public information available about foreign banks, their branches and other issuers.
     Time deposits usually trade at a premium over Treasuries of the same maturity. Investors regard such deposits as carrying some credit risk, which Treasuries do not. Also, investors regard time deposits as being sufficiently less liquid than Treasuries; hence, investors demand some extra yield for buying time deposits rather than Treasuries.
     Commercial paper may include variable- and floating-rate instruments, which are unsecured instruments that permit the interest on indebtedness thereunder to vary. Variable-rate instruments provide for periodic adjustments in the interest rate. Floating-rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable- and floating-rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable- and floating-rate obligations with the demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event an issuer of a variable- or floating-rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. Substantial holdings of variable- and floating-rate instruments could reduce portfolio liquidity.
     Bankers’ Acceptances – Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers’ acceptances are used by corporations to finance the shipment and storage of goods. Maturities are generally six months or less.
     Commercial Paper – Commercial paper is a term used to describe unsecured short-term promissory notes issued by banks, municipalities, corporations and other entities. Maturities on these issues vary from a few to 270 days. Fortis Institutional Prime Money Market Fund invests in asset backed commercial paper which is bank sponsored and has underlying assets of trade receivables which would include auto loans, credit card receivables and student loans,.
     Eurodollar Certificates of Deposit – A Euro CD is a receipt from a bank for funds deposited at that bank for a specific period of time at some specific rate of return and denominated in U.S. dollars. It is the liability of a U.S. bank branch or foreign bank located outside the U.S. Almost all Euro CDs are issued in London.
     Foreign Bankers’ Acceptances – A money market Fund’s purchases are limited by the quality standards of Rule 2a-7 under the 1940 Act. Foreign bankers’ acceptances are short-term (270 days or less), non-interest-bearing notes sold at a discount and redeemed by the accepting foreign bank at maturity for full face value and denominated in U.S. dollars. Foreign bankers’ acceptances are the obligations of the foreign bank involved to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity.
     Foreign Commercial Paper – A money market Fund’s purchases are limited by the quality standards of Rule 2a-7 under the 1940 Act. Foreign commercial paper consists of short-term unsecured promissory notes denominated in U.S. dollars, issued directly by a foreign firm in the U.S. or issued by a “domestic shell” subsidiary of a foreign firm established to raise dollars for the firm’s operations abroad or for its U.S. subsidiary. Like commercial paper issued by U.S. companies, foreign commercial paper is rated by the rating agencies (Moody’s or S&P) as to the issuer’s creditworthiness. Foreign commercial paper can potentially provide the investor with a greater yield than domestic commercial paper.

     Loan Participations –LPs are loans sold by the lending bank to an investor. The loan participant borrower may be a company with highly-rated commercial paper that finds it can obtain cheaper funding through an LP than with commercial paper and can also increase the company’s name recognition in the capital markets. LPs often generate greater yield than commercial paper. The investor in a loan participation has a dual credit risk to both the borrower and also the selling bank. The second risk arises because it is the selling bank that collects interest and principal and sends it to the investor.
     The borrower of the underlying loan will be deemed to be the issuer except to the extent a Fund derives its rights from the intermediary bank that sold the LPs. Because LPs are undivided interests in a loan made by the issuing bank, a Fund may not have the right to proceed against the LP borrower without the consent of other holders of the LPs. In addition, LPs will be treated as illiquid if, in the judgment of an investment adviser or subadviser, they cannot be sold within seven days.
     Variable- and Floating-Rate Instruments and Related Risks – With respect to the variable- and floating-rate instruments that may be acquired by a Fund, an investment adviser or subadviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status with respect to the ability of the issuer to meet its obligation to make payment on demand. Where necessary to ensure that a variable- or floating-rate instrument meets a Fund’s quality requirements, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.
     Because variable- and floating-rate instruments are direct lending arrangements between the lender and the borrower, it is not contemplated that such instruments will generally be traded. There is generally no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.
     The same credit research must be done for master demand notes as in accepted names for potential commercial paper issuers to reduce the chances of a borrower getting into serious financial difficulties.
     The Fortis Money Market Funds may invest in high quality floating rate instruments which reset off the following money market indices: U.S. Treasury Bills, Fed Funds, Prime and LIBOR.
     STRIPS – Separately traded interest and principal securities (“STRIPS”) are component parts of U.S. Treasury Securities traded through the Federal Book-Entry System. An investment adviser or subadviser will purchase only STRIPS that it determines are liquid or, if illiquid, that do not violate a Fund’s investment policy concerning investments in illiquid securities. Consistent with Rule 2a-7, the investment adviser or subadviser will purchase for money market funds only STRIPS that have a remaining maturity of 397 days or less. While there is no limitation on the percentage of the Fund’s assets that may be comprised of STRIPS, an investment adviser or subadviser will monitor the level of such holdings to avoid the risk of impairing shareholders’ redemption rights and of deviation in the value of shares of the money market funds.
     Yankee Certificates of Deposit – Yankee CDs are certificates of deposit that are issued domestically by foreign banks. It is a means by which foreign banks may gain access to U.S. markets through their branches that are located in the U.S., typically in New York. These CDs are treated as domestic securities.

Mortgage-Backed Securities and Mortgage Pass-Through Securities
     The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by Ginnie Mae (formerly known as the Government National Mortgage Association) is backed by Ginnie Mae and the full faith and credit of the U.S. government. Securities issued by Ginnie Mae and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and would be lost if prepayment occurs. Mortgage-backed securities issued by U.S. government agencies or instrumentalities other than Ginnie Mae are not “full faith and credit” obligations. Certain obligations, such as those issued by the Federal Home Loan Banks, Fannie Mae (formerly known as the Federal National Mortgage Association) and Freddie Mac (formerly known as the Federal Home Loan Mortgage Corporation), are supported only by the credit of the issuer. Unscheduled or early payments on the underlying mortgages may shorten the securities’ effective maturities and reduce returns. A Fund may agree to purchase or sell these securities with payment and delivery taking place at a future date.
     Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. These private mortgage-backed securities may be supported by U.S. government mortgage-backed securities or some form of non-government credit enhancement. Mortgage-backed securities have either fixed or adjustable interest rates. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline. As a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.
     Mortgage-backed securities have greater market volatility than other types of debt securities. In addition, because prepayments often occur at times when interest rates are low or are declining, a Fund may be unable to reinvest such funds in securities that offer comparable yields. The yields provided by these mortgage securities have historically exceeded the yields on other types of U.S. government securities with comparable maturities in large measure due to the risks associated with prepayment features. (See “General Risks of Mortgage Securities” described below).
     The mortgage securities which are issued or guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae (“certificates”) are called pass-through certificates because a pro-rata share of both regular interest and principal payments (less Ginnie Mae’s, Freddie Mac’s or Fannie Mae’s fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the certificate (i.e., the portfolio).
     Certain Funds may also invest in pass-through certificates issued by non-governmental issuers. Pools of conventional residential mortgage loans created by such issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payment. Timely payment of interest and principal of these pools is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurance and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s quality standards. A Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers, an investment adviser or subadviser determines that the securities meet a Fund’s quality standards.

     Other Mortgage-Backed Securities – The investment adviser or subadviser expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the investment adviser or subadviser will, consistent with a Fund’s investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.
     General Risks Of Mortgage Securities – The mortgage securities in which a Fund invests differ from conventional bonds in that principal is paid back over the life of the mortgage security rather than at maturity. As a result, the holder of the mortgage securities (i.e., the Fund) receives monthly scheduled payments of principal and interest and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing mortgage securities. For this reason, mortgage securities may be less effective than other types of securities as a means of “locking in” long-term interest rates.
     A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose a Fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a Fund, the prepayment right of mortgagors may decrease or limit the increase in net asset value of a Fund because the value of the mortgage-backed securities held by a Fund may decline more than or may not appreciate as much as the price of non-callable debt securities. To the extent market interest rates increase beyond the applicable cap or maximum rate on a mortgage security, the market value of the mortgage security would likely decline to the same extent as a conventional fixed-rate security. The volatility of the security would likely increase, however, because the expected decline in prepayments would lead to longer effective maturity of the underlying mortgages.
     In addition, to the extent mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holder’s principal investment to the extent of the premium paid. On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and, in the case of an unscheduled payment of principal, will accelerate the recognition of income which when distributed to shareholders will be taxable as ordinary income for federal income tax purposes.
     With respect to pass-through mortgage pools issued by non-governmental issuers, there can be no assurance that the private insurers associated with such securities can meet their obligations under the policies. Securities issued by certain private organizations may not be readily marketable. The purchase of such securities is subject to each Fund’s limit with respect to investment in illiquid securities.
Municipal Securities
     Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses, and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair, or improvement of privately operated facilities. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility; tolls from a toll bridge for example. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.
     Municipal securities include both municipal notes and municipal bonds. Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds.
     A Fund’s investments in any of the notes described above is limited to those obligations (i) rated in the highest two rating categories by a nationally recognized statistical rating organization (“NRSRO”) or (ii) if not rated, of equivalent quality in the investment adviser’s or subadviser’s judgment.
     Municipal bonds must be rated in the highest four rating categories by an NRSRO at the time of investment or, if unrated, must be deemed by an investment adviser or subadviser to have essentially the same characteristics and quality as bonds rated in the above rating categories. If permitted by a Fund’s investment policies, the investment adviser or subadviser, as applicable, may purchase industrial development and pollution control bonds if the interest paid is exempt from regular federal income tax. These bonds are issued by or on behalf of public authorities to raise money to finance various privately-operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking facilities. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.
Options
     A call option enables the purchaser, in return for the premium paid, to purchase securities from the writer of the option at an agreed price up to an agreed date. The advantage is that the purchaser may hedge against an increase in the price of securities it ultimately wishes to buy or may take advantage of a rise in a particular index. A Fund will only purchase call options to the extent premiums paid on all outstanding call options do not exceed 20% of such Fund’s total assets. A Fund will only sell or write call options on a covered basis (e.g., on securities it holds in its portfolio). A put option enables the purchaser of the option, in return for the premium paid, to sell the security underlying the option to the writer at the exercise price during the option period. The writer of the option has the obligation to purchase the security from the purchaser of the option. The advantage is that the purchaser can be protected should the market value of the security decline or should a particular index decline. Except as otherwise provided in a Fund’s prospectus or in this SAI, a Fund will only purchase put options to the extent that the premiums on all outstanding put options do not exceed 20% of that Fund’s total assets. A Fund will only purchase put options on a covered basis and write put options on a secured basis. Cash or other collateral will be segregated by a Fund for such options. Whenever a Fund is required to segregate assets for 1940 Act purposes, notations on the books of the Trust’s custodian or fund accounting agent are sufficient to constitute a segregated account. A Fund will receive premium income from writing put options, although it may be required, when the put is exercised, to purchase securities at higher prices than the current market price. At the time of purchase, a Fund will receive premium income from writing call options, which may offset the cost of purchasing put options and may also contribute to that Fund’s total return. A Fund may lose potential market appreciation if the judgment of its investment adviser or subadviser is incorrect with respect to interest rates, security prices or the movement of indices.
     An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive cash from the seller equal to the difference between the closing price of the index and the exercise price of the option.

     Closing transactions essentially let a Fund offset put options or call options prior to exercise or expiration. If a Fund cannot effect a closing transaction, it may have to hold a security it would otherwise sell or deliver a security it might want to hold.
     A Fund may use exchange-traded options, and as permitted by law, options traded over-the-counter. It is the position of the SEC that over-the-counter options are illiquid. Accordingly, a Fund will invest in such options only to the extent consistent with its 15% limit on investments in illiquid securities.
     Options are generally considered to be derivative securities. Options may relate to particular securities, stock indices or financial instruments and may or may not be listed on a national securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves.
     A Fund will write call options only if they are “covered.” In the case of a call option on a security, the option is “covered” if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or liquid securities in such amount will be segregated by a Fund) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified stock portfolio or liquid assets equal to the contract value.
     A call option is also covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written provided the difference is maintained by a Fund in cash or liquid securities in a segregated account with its custodian or fund accounting agent. A Fund will write put options only if they are “secured” by liquid assets maintained in a segregated account by the Trust’s custodian or fund accounting agent in an amount not less than the exercise price of the option at all times during the option period. Whenever a Fund is required to segregate assets for 1940 Act purposes, notations on the books of the Trust’s custodian or fund accounting agent are sufficient to constitute a segregated account.
     A Fund’s obligation to sell a security subject to a covered call option written by it, or to purchase a security subject to a secured put option written by it, may be terminated prior to the expiration date of the option by a Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series as the previously written option. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event a Fund will have incurred a loss in the transaction.
     There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security (in the case of a covered call option) or liquidate the segregated securities (in the case of a secured put option) until the option expires or the optioned security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the security during such period.
     Purchasing Call Options –Except as otherwise provided in a Fund’s prospectus or in this SAI, each Fund may purchase call options to the extent that premiums paid by a Fund do not aggregate more than 20% of that Fund’s total assets. When a Fund purchases a call option, in return for a premium paid by the Fund to the writer of the option, that Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that a Fund may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with transactions, except the cost of the option.
     Following the purchase of a call option, a Fund may liquidate its position by effecting a closing sale transaction by selling an option of the same series as the option previously purchased. A Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; a Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.
     Although a Fund will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by a Fund may expire without any value to a Fund, in which event a Fund would realize a capital loss which will be short-term unless the option was held for more than one year.
     Covered Call Writing – A Fund may write covered call options from time to time on such portions of their portfolios, without limit, as an investment adviser or subadviser determines is appropriate in pursuing a Fund’s investment objective. The advantage to a Fund of writing covered calls is that the Fund receives a premium that is additional income. However, if the security rises in value, a Fund may not fully participate in the market appreciation.
     During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option or upon entering a closing purchase transaction. A closing purchase transaction, in which a Fund, as writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written, cannot be effected with respect to an option once the option writer has received an exercise notice for such option.
     Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

     If a call option expires unexercised, a Fund will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period if such security is sold or there is another recognition event. If a call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.
     A Fund will write call options only on a covered basis, which means that a Fund will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, a Fund would be required to continue to hold a security which it might otherwise wish to sell or deliver a security it would want to hold. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.
     Purchasing Put Options –A Fund may invest up to 20% of its total assets in the purchase of put options. A Fund will, at all times during which it holds a put option, own the security covered by such option. Except as otherwise provided in a Fund’s prospectus or in this SAI, with regard to the writing of put options, each Fund will limit the aggregate value of the obligations underlying such put options to 50% of its total assets. The purchase of the put option on substantially identical securities held by a Fund will constitute a short sale for federal income tax purposes, which may result in a short-term capital gain on the sale of the security if such substantially identical securities were held by that Fund for not more than one year as of the date of the short sale or were acquired by that Fund after the short sale and on or before the closing date of the short sale.
     A put option purchased by a Fund gives it the right to sell one of its securities for an agreed price up to an agreed date. A Fund would purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option (“protective puts”). The ability to purchase put options allows a Fund to protect unrealized gains in an appreciated security in their portfolios without actually selling the security. If the security does not drop in value, a Fund will lose the value of the premium paid. A Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.
     A Fund may sell a put option purchased on individual portfolio securities. Additionally, a Fund may enter into closing sale transactions. A closing sale transaction is one in which a Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.
     Writing Put Options – A Fund may also write put options on a secured basis which means that a Fund will segregate liquid assets with its custodian or fund accounting agent in an amount not less than the exercise price of the option at all times during the option period. Whenever a Fund is required to segregate assets, notations on the books of the Trust’s custodian or fund accounting agent are sufficient to constitute a segregated account. The amount of cash or U.S. government securities held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by a Fund. Secured put options will generally be written in circumstances where the investment adviser or subadviser wishes to purchase the underlying security for a Fund’s portfolio at a price lower than the current market price of the security. In such event, that Fund would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

     Following the writing of a put option, a Fund may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. However, a Fund may not effect such a closing transaction after it has been notified of the exercise of the option.
     Foreign Currency Options – A Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of a Fund to reduce foreign currency risk using such options.
Publicly Traded Partnerships
     Publicly traded partnerships are generally limited partnerships (or limited liability companies), the units of which may be listed and traded on a securities exchange or are readily tradeable on a secondary market (or its substantial equivalent). The Funds may invest in publicly traded partnerships that are treated as partnerships for federal income tax purposes, subject to certain limitations contained in the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company. These include master limited partnerships (“MLPs”) and other entities qualifying under limited exceptions in the Code. Many MLPs derive income and gain from the exploration, development, mining or production, processing, refining, transportation or marketing of any mineral or natural resource or from real property. The value of MLP units fluctuates predominantly based on prevailing market conditions and the success of the MLP. The Funds may purchase common units of a MLP on an exchange as well as directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units of a MLP have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions, but a Fund will be required to include in its taxable income its allocable share of the MLP’s income regardless of whether any distributions are made by the MLP. Thus, if the distributions received by a Fund are less than that Fund’s allocable share of the MLP’s income, the Fund may be required to sell other securities so that it may satisfy the requirements to qualify as a regulated investment company and avoid federal income and excise taxes. Common units typically have priority as to minimum quarterly distributions. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.
     An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Holders of MLP units of a particular MLP are also exposed to a remote possibility of liability for the obligations of that MLP under limited circumstances not expected to be applicable to the Fund. The Fund will not acquire any interests in MLPs that are believed to expose the assets of the Fund to liabilities incurred by the MLP. In addition, the value of a Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. If an MLP does not meet current law requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation. In that case, the MLP would be obligated to pay income tax at the entity level and distributions received by a Fund generally would be taxed as dividend income. As a result, there could be a reduction in a Fund’s cash flow and there could be a material decrease in the value of that Fund’s shares.

Real Estate Investment Trusts
     Securities of real estate investment trusts (“REITs”) may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. Investment in REITs may subject a Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a Fund’s investment in REITs. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code, or its failure to maintain exemption from registration under the 1940 Act. Rising interest rates may cause the value of the REIT securities in which a Fund may invest to fall. Conversely, falling interest rates may cause their value to rise. Changes in the value of portfolio securities does not necessarily affect cash income derived from these securities but may affect a Fund’s net asset value.
Repurchase Agreements
     A Fund may enter into repurchase agreements pursuant to which a Fund purchases portfolio assets from a bank or broker-dealer concurrently with an agreement by the seller to repurchase the same assets from a Fund at a later date at a fixed price. If the seller should default on its obligation to repurchase the underlying security, a Fund may experience delay or difficulty in exercising its right to realize upon the security. Additionally, a Fund may incur a loss if the value of the security should decline, as well as disposition costs in liquidating the security.
     The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement).
     The financial institutions with which a Fund may enter into repurchase agreements are banks and non-bank dealers of U.S. government securities that are listed on the Federal Reserve Bank of New York’s list of reporting dealers and banks, if such banks and non-bank dealers are deemed creditworthy by the investment adviser or subadviser. The investment adviser or subadviser will continue to monitor the creditworthiness of the seller under a repurchase agreement and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement at not less than the repurchase price.
     A Fund will only enter into a repurchase agreement where the market value of the underlying security, including interest accrued, will at all times equal or exceed the repurchase price. The securities held subject to a repurchase agreement by a money market fund may have stated maturities exceeding 13 months, provided the repurchase agreement itself matures in less than 13 months. The taxable money market funds may enter into repurchase agreements that are collateralized by equity securities, high-yield bonds and other non-traditional forms of collateral provided that the repurchase agreement is an eligible security under Rule 2a-7.

Restricted Securities
     Each Fund will limit investments in securities of issuers which a Fund is restricted from selling to the public without registration under the 1933 Act to no more than 5% of a Fund’s total assets, excluding restricted securities eligible for resale pursuant to Rule 144A under the 1933 Act and, with respect to a money market fund, commercial paper issued in reliance upon “private placement” exemption from registration under Section 4(2) of the 1933 Act that has been determined to be liquid by the Fund’s investment adviser or subadviser, pursuant to guidelines adopted by the Trust’s Board of Trustees. Securities of foreign issuers that are restricted as to resale in the U.S., but are freely tradeable in their local market, are not subject to this restriction.
Reverse Repurchase Agreements
     Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to that Fund’s agreement to repurchase the securities at an agreed upon price, date and rate of interest. During the reverse repurchase agreement period, a Fund continues to receive principal and interest payments on these securities. Such agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, a Fund will segregate cash or liquid securities in an amount at least equal to the market value of the securities, plus accrued interest. (Liquid securities as used in each prospectus and this SAI include equity securities and debt securities that are unencumbered and marked-to-market daily.) Whenever a Fund is required to segregate assets for 1940 Act purposes, notations on the books of the Trust’s custodian or fund accounting agent are sufficient to constitute a segregated account. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase such securities.
Royalty Income Trusts
     A royalty income trust is a trust whose securities are listed on a securities exchange, generally in Canada or the U.S., and which controls an underlying company whose business is the acquisition, exploitation, production and sale of oil and natural gas. Royalty income trusts generally pay out to unit holders the majority of the cash flow that they receive from the production and sale of underlying oil and natural gas reserves. The amount of distributions paid on royalty income trust units will vary from time to time based on production levels, commodity prices, royalty rates and certain expenses, deductions and costs, as well as on the distribution payout ratio policies adopted. As a result of distributing the bulk of their cash flow to unitholders, the ability of a royalty income trust to finance internal growth through exploration is limited. Royalty income trusts generally grow through acquisition of additional oil and gas properties or producing companies with proven reserves of oil and gas, funded through the issuance of additional equity or, where the trust is able, additional debt. Royalty income trusts are exposed to many of the same risks as energy and natural resources companies, such as commodity pricing risk, supply and demand risk and depletion and exploration risk.
Rule 144A Securities
     A Fund may purchase securities which are not registered under the 1933 Act but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the investment adviser or subadviser, under guidelines approved by the Trust’s Board of Trustees, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

Securities Lending
     A Fund may seek additional income at times by lending its portfolio securities to broker-dealers and financial institutions provided that: (1) the loan is secured by collateral that is continuously maintained in an amount at least equal to the current market value of the securities loaned, (2) the Fund may call the loan at any time with proper notice and receive the securities loaned, (3) the Fund will continue to receive interest and/or dividends paid on the loaned securities and may simultaneously earn interest on the investment of any cash collateral and (4) the aggregate market value of all securities loaned by the Fund will not at any time exceed 25% of the total assets of such Fund.
     Collateral will normally consist of cash or cash equivalents, securities issued by the U.S. government or its agencies or instrumentalities or irrevocable letters of credit. Securities lending by a Fund involves the risk that the borrower may fail to return the loaned securities or maintain the proper amount of collateral. Therefore, a Fund will only enter into such lending after a review by the investment adviser or subadviser of the borrower’s financial statements, reports and other information as may be necessary to evaluate the creditworthiness of the borrower. Such reviews will be conducted on an ongoing basis as long as the loan is outstanding.
Short Sales
     Selling securities short involves selling securities the seller (e.g., a Fund) does not own (but has borrowed) in anticipation of a decline in the market price of such securities. To deliver the securities to the buyer, the seller must arrange through a broker to borrow the securities and, in so doing, the seller becomes obligated to replace the securities borrowed at their market price at the time of the replacement. In a short sale, the proceeds the seller receives from the sale are retained by a broker until the seller replaces the borrowed securities. The seller may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.
     A short sale is “against the box” if, at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issuer as the securities that are sold short.
     A Fund may also maintain short positions in forward currency exchange transactions, in which a Fund agrees to exchange currency that it does not own at that time for another currency at a future date and specified price in anticipation of a decline in the value of the currency sold short relative to the currency that a Fund has contracted to receive in the exchange. To ensure that any short position of a Fund is not used to achieve leverage, a Fund segregates cash or liquid assets equal to the fluctuating market value of the currency as to which any short position is being maintained. Whenever a Fund is required to segregate assets for 1940 Act purposes, notations on the books of the Trust’s custodian or fund accounting agent are sufficient to constitute a segregated account.
Short-Term Trading
     Securities may be sold in anticipation of a market decline or purchased in anticipation of a market rise and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what a Fund believes to be a temporary disparity in the normal yield relationship between the two securities. Such trading may be expected to increase a Fund’s portfolio turnover rate and the expenses incurred in connection with such trading and may result in recognition of greater levels of short-term capital gain, which is taxed to shareholders as ordinary income when distributed by a Fund.

Stripped Mortgage Securities
     A Fund may purchase participations in trusts that hold U.S. Treasury and agency securities and may also purchase zero coupon U.S. Treasury obligations, Treasury receipts and other stripped securities that evidence ownership in either the future interest payments or the future principal payments on U.S. government obligations. These participations are issued at a discount to their face value and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. A Fund will only invest in government-backed mortgage securities. The investment adviser or subadviser will consider liquidity needs of a Fund when any investment in zero coupon obligations is made. The stripped mortgage securities in which a Fund may invest will only be issued or guaranteed by the U.S. government, its agencies or instrumentalities. Stripped mortgage securities have greater market volatility than other types of mortgage securities in which a Fund invests.
     Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity of any such IOs held by a Fund. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories (“Aaa” or “AAA” by Moody’s or S&P, respectively).
     Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet been fully developed. Accordingly, certain of these securities may generally be illiquid. A Fund will treat stripped mortgage securities as illiquid securities except for those securities that are issued by U.S. government agencies and instrumentalities and backed by fixed rate mortgages whose liquidity is monitored by the investment adviser or subadviser, subject to the supervision of the Board of Trustees. The staff of the SEC has indicated that it views such securities as illiquid. Until further clarification of this matter is provided by the staff, a Fund’s investment in stripped mortgage securities will be treated as illiquid and will, together with any other illiquid investments, not exceed 15% of such Fund’s net assets.
Swap Agreements
     The Funds may enter into interest rate, index, credit default, equity and currency exchange rate swap agreements. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “normal amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.
     A Fund may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no credit event with respect to any underlying reference obligation has occurred. If a credit event occurs, the seller typically must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. A Fund may either be the buyer or the seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund loses its investment and recovers nothing. However, if a credit event occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, a Fund typically receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided a credit event does not occur. If a credit event occurs, the seller typically must pay the buyer the full notional amount of the reference obligation. Credit default swaps involve more risk than if a Fund had invested in the reference obligation directly because the Fund can obtain credit exposure in excess of its cash obligations under the agreement.
     Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets to limit any potential leveraging of the Fund’s portfolio. Whenever a Fund is required to segregate assets for 1940 Act purposes, notations on the books of the Trust’s custodian or fund accounting agent are sufficient to constitute a segregated account.
     Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Funds’ investment restriction concerning senior securities. Except as otherwise indicated in a Fund’s prospectus or in this SAI, a Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s assets.
     Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the investment adviser or subadviser’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines). Certain restrictions imposed by the Code for qualification as a regulated investment company may limit a Fund’s ability to use swap agreements. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Temporary Defensive Positioning
     The investments and strategies described throughout the Funds’ prospectuses are those the subadvisers intend to use under normal conditions. When a subadviser determines that market or other conditions warrant, a Fund (other than the money market funds) may invest up to 100% of its assets in money market instruments or hold U.S. dollars. When a Fund is investing for temporary or defensive purposes, it is not pursuing its investment goal.
Unit Investment Trusts
     A Unit Investment Trust (“UIT”) is a type of investment company. Investments in UITs are subject to regulations limiting a Fund’s acquisition of investment company securities. Standard and Poor’s Depositary Receipts (“SPDRs”), DIAMONDS, MDYs and similar investments are interests in UITs that may be obtained directly from the UIT or purchased in the secondary market. SPDRs consist of a portfolio of securities substantially similar to the component securities of the Standard and Poor’s 500 Composite Stock Price Index. DIAMONDS and MDYs consist of a portfolio of securities substantially similar to the component securities of the Dow Jones Industrial Average and of the Standard and Poor’s MidCap 400 Index, respectively.
     The price of a UIT interest is derived and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a UIT interest is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for UITs is based on a basket of stocks. Disruptions in the markets for the securities underlying UITs purchased or sold by a Fund could result in losses on UITs. Trading in UITs involves risks similar to those risks, described above under “Options,” involved in the writing of options on securities.
     Interests in UITs are not individually redeemable, except upon termination of the UIT. To redeem, a Fund must accumulate a certain amount of UIT interests. The liquidity of small holdings of UITs, therefore, depends upon the existence of a secondary market. Upon redemption of a UIT interest, a Fund receives securities and cash identical to the deposit required of an investor wishing to purchase a UIT interest that day.
Zero Coupon Bonds
     Zero coupon securities are debt securities issued or sold at a discount from their face value that do not entitle the holder to any periodic payment of interest prior to maturity, a specified redemption date or a cash payment date. The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer.
     Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The market prices of zero coupon securities are generally more volatile than the market prices of interest-bearing securities and respond more to changes in interest rates than interest-bearing securities with similar maturities and credit qualities. For federal income tax purposes, the original issue discount on the zero coupon bonds must be included ratably in the income of a Fund as the income accrues even though payment has not been received. The Funds nevertheless intend to distribute an amount of cash equal to the currently accrued original issue discount, and this may require liquidating securities at times they might not otherwise do so and may result in capital gain or loss.

Other Investments
     The Board of Trustees may, in the future, authorize a Fund to invest in securities other than those listed here and in the Fund’s Prospectus, provided that such investment would be consistent with that Fund’s investment objective and that it would not violate any fundamental investment policies or restrictions applicable to that Fund.

Aston/New Century Absolute Return ETF Fund and Aston/Smart Portfolios Fund
     The following supplements the information contained above and in the prospectus concerning the investment objective, strategies and risks of investing in Aston/New Century Absolute Return ETF Fund and Aston/Smart Portfolios Fund. For this portion of the SAI, the terms “Fund” and “Funds” refers only to Aston/New Century Absolute Return ETF Fund and Aston/Smart Portfolios Fund.
Fund-of-Funds Structure
     As noted in the Funds’ prospectus, each Fund is a “fund-of-funds.” The term “fund-of-funds” is typically used to describe investment companies, such as the Funds, whose principal investment strategy involves investing in other investment companies. In reliance on Section 12(d)(1)(F) of the 1940 Act, a Fund may not acquire shares of another investment company (including ETFs) if, immediately after such acquisition, that Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding stock (“3% Limitation”). The SEC has granted exemptive orders to certain ETFs which permit other funds, such as the Funds, to invest in these ETFs in excess of the 3% Limitation. The orders contain conditions that a participating fund enter into an agreement with the ETF. Accordingly, each Fund is subject to the 3% Limitation unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% Limitation from the SEC that is applicable to the Funds; and (ii) the ETF and the Funds take appropriate steps to comply with any conditions in such order. Neither Fund has yet entered into any such agreements in reliance on an exemptive order. The 3% Limitation may prevent a Fund from allocating its investments in the manner that the subadviser considers optimal.
     Notwithstanding the 3% Limitation, the Funds generally may purchase or redeem, without limitation, shares of any affiliated or unaffiliated money market funds, including unregistered money market funds, so long as the Funds do not pay a sales load or service fee in connection with the purchase, sale or redemption or if such fees are paid, the Fund’s investment adviser must waive its management fee in an amount necessary to offset the amounts paid.
     By investing in securities of an ETF, the Funds’ shareholders will indirectly bear the fees of that ETF in addition to the Funds’ own fees and expenses.
     Because the Funds initially intend to rely on Section 12(d)(1)(F) in purchasing securities issued by another investment company, each Fund must either seek instructions from its shareholders with regard to the voting of all proxies with respect to its investment in such securities and vote such proxies only in accordance with the instructions, or vote the shares held by it in the same proportion as the vote of all other holders of the securities (echo voting). The Funds intend to vote such other investment companies shares in the same proportion as the vote of all other holders of such securities.
Exchange-Traded Funds and Other Investment Companies
     Exchange-Traded Funds
     Under normal circumstances, the Funds will invest at least 80% of their assets in shares of ETFs. ETFs are typically organized as open-end investment companies or unit investment trusts. ETFs are traded on exchanges similar to stocks. An ETF is an investment company that seeks to track the performance of an index (before fees and expenses) by holding in its portfolio either the securities that comprise the index or a representative sample of the securities in the index. ETFs offer investment in a wide variety of asset classes, including: large-cap, mid-cap, small-cap, equity, international, commodities, real estate, fixed income, derivatives and currency. As new ETF products become available, the asset classes available to the Funds will expand.

     Unlike interests in conventional mutual funds, ETFs are traded throughout the day on a national securities exchange, whereas mutual fund interests are typically only bought and sold at closing net asset values. ETFs are designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed principally in-kind in large blocks (typically 50,000 shares), called creation units, at each day’s next calculated net asset value. The in-kind creation or redemption is for a portfolio of the underlying securities of the ETF. There may also be a cash component. These arrangements are designed to protect ongoing shareholders from adverse effects on the portfolio of the ETF that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund’s need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas an ETF’s in-kind redemption mechanism generally will not lead to a federal income tax event for a Fund or its ongoing shareholders. The Funds do not intend to purchase and redeem creation units, but intend to purchase and sell ETFs primarily through national securities exchanges.
     There is a risk that the ETFs in which the Funds invest may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Funds intend to principally invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire net asset value falls below a certain amount. Although the Funds believe that, in the event of the termination of an underlying ETF, they will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.
     The general risks of investing in ETFs are as follows.
     Active Management Risk
     Unlike many investment companies, many ETFs are not currently “actively” managed. Thus, an ETF would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the index.
     Tracking Risk
     ETFs in which the Funds invest will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Funds invest will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices.

Trading Discount Risk
     The market value of ETF shares may differ from net asset value. This difference in price may be due to the fact that ETF shares supply and demand is not always identical to supply and demand for an ETF’s underlying basket of securities. At times, an ETF’s shares may trade at a premium or discount to its net asset value.
     ETFs cover a wide variety of asset classes. The risks associated with various types of ETFs that track different asset classes are described below. As new ETF products become available, the Funds will be able to invest in those ETFs.
Investment Risk
     Aggressive ETF Investment Technique Risk
     ETFs may use investment techniques and financial instruments that could be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. An ETF’s investment in financial instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Such instruments, particularly when used to create leverage, may expose the ETF to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index. The use of aggressive investment techniques also exposes an ETF to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in an index underlying the ETF’s benchmark, including: 1) the risk that an instrument is temporarily mispriced; 2) credit, performance or documentation risk on the amount each ETF expects to receive from a counterparty; 3) the risk that securities prices, interest rates and currency markets will move adversely and an ETF will incur significant losses; 4) imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; 5) the risk that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, both of which may make it difficult or impossible to adjust an ETF’s position in a particular instrument when desired.
     Futures Contracts. Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.
     Options. The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, an ETF may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the ETF.

     Currency ETFs
     Investing in currency ETFs involves certain risks. The value of the ETF’s shares relate directly to the value of a currency (either U.S. or foreign) held by the ETF. Fluctuations in the price of the country’s currency could materially and adversely affect the value of the ETF’s shares. The ETF’s shares are designed to reflect the price of the country’s currency, plus accumulated interest, less the ETF’s expenses. The price of the currency may fluctuate widely. Several factors may affect the price of the currency, including, but not limited to: debt level and trade deficit; inflation rates of the United States and foreign countries and investors’ expectations concerning inflation rates; investment and trading activities of mutual funds, hedge funds and currency funds; and global or regional political, economic or financial events and situations. In addition, the currency may not maintain its long-term value in terms of purchasing power in the future. When the price of the country’s currency declines, it is expected that the price of the ETF will decline as well.
     Commodity ETF Risk
     Investing in ETFs that invest in the commodities market may subject the Funds to greater volatility than investments in traditional securities. Commodities include metals, agricultural products, livestock and minerals. ETFs may buy certain commodities (such as gold) or may invest in commodity-linked derivative instruments. The value of commodities and commodity contracts are affected by a variety of factors, including, but not limited to: global supply and demand, changes in interest rates, commodity index volatility, and factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargos, government regulation, tariffs and taxes, world events and economic, political and regulatory developments. The Funds’ ability to invest in ETFs that invest in the commodities market may be significantly limited by the federal income tax rules applicable to regulated investment companies.
     Concentrated ETF Risk
     Some ETFs may be concentrated in a narrow industry. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the ETF will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments. An ETF may have significant exposure to an individual company that constitutes a significant portion of that ETF’s index. As a result, such an ETF will be more susceptible to the risks associated with that specific company, which may be different from the risks generally associated with the companies contained in the index.
     Equity ETF Risk
     Credit Risk. Credit risk is the risk that the issuer of a security or counterparty to a transaction will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. If the issuer or counterparty fails to honor its obligations the value of that security and of the particular ETF’s shares may be reduced.

     Market Risk. Overall stock market risks affect the value of ETFs, and thus the share price of the Funds. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.
     Small and Mid-Cap Company Risk. Investing in ETFs that own securities of small and mid-cap companies may involve greater risks than investing in securities of larger, more established issuers. Small and mid-cap companies generally have limited product lines, markets and financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. Also, small and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. As a result, their stock prices may experience greater volatility and may decline significantly in market downturns.
     Foreign Securities Risk. Investing in ETFs that invest in foreign issuers involves risks not associated with U.S. investments, including settlement risks, currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks.
      Emerging Market Risk. The Funds may invest in ETFs that invest in issuers located in emerging markets. Emerging market countries may have relatively unstable governments, less diverse economies and less liquid securities markets. Companies in emerging markets are often smaller, less seasoned and more recently organized.
     Fixed Income ETFs
     Credit Risk. Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to a transaction involving one or more bonds in an ETF’s portfolio will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. If the issuer, guarantor, or counterparty fails to pay interest, an ETF’s income may be reduced. If the issuer, guarantor, or counterparty fails to repay principal, the value of that security and of the particular ETF’s shares may be reduced. ETFs may be subject to credit risk to the extent that they invest in debt securities which involve a promise by a third party to honor an obligation with respect to the debt security. Credit risk is particularly significant for investments in “junk bonds” or lower than investment-grade securities.
     Interest Rate Risk. The price of a bond or a fixed income security is dependent upon interest rates. Therefore, the share price and total return of ETFs, when investing a significant portion of its assets in bonds or fixed income securities, will vary in response to changes in interest rates. A rise in interest rates generally causes the value of a bond to decrease, and vice versa. There is the possibility that the value of the particular ETF’s investment in bonds or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect if the particular ETF is then holding a significant portion of its assets in fixed income securities with long-term maturities.
     In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes. When interest rates drop, not only can the value of fixed income securities drop, but also the yield can drop, particularly where the yield is tied to changes in interest rates, such as adjustable mortgages. Also when interest rates drop, the holdings of mortgage-backed securities by an ETF can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than expected since the funds prepaid must be reinvested at the then lower prevailing rates. This is known as prepayment risk. When interest rates rise, the holdings of mortgage-backed securities by an ETF can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.
      Maturity Risk. Maturity risk is another factor that can affect the value of a particular ETF’s debt holdings. Certain ETFs may not have a limitation policy regarding the length of maturity of its debt holdings. In general, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield, but the greater the price stability.
     Investment-Grade Securities Risk. Debt securities are rated by national bond rating agencies. Securities rated BBB by S&P or Fitch’s Investor Service, Inc. (“Fitch”) or Baa by Moody’s are considered investment-grade securities, but are somewhat riskier than more highly rated investment-grade obligations (those rated A or better by S&P or Fitch and Aa or better by Moody’s) because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative. Such investment-grade securities will be subject to higher credit risk and may be subject to greater fluctuations in value than higher-rated securities.
     Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.
     Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.
     Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues from the project or from the assets. If the Internal Revenue Service (“IRS”) determines an issuer of a municipal security has not complied with applicable federal income tax requirements, interest from the security could become taxable for federal income tax purposes and the security could decline significantly in value.
     Geographical Concentrated ETF Risk
     Certain ETFs that focus their investments in particular countries or geographic regions may be particularly susceptible to economic, political or regulatory events affecting those countries or regions. In addition, currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, ETFs that focus their investments in a particular geographic region or country may be more volatile than a more geographically diversified fund.
     Inverse Correlation ETF Risk
     ETFs benchmarked to an inverse multiple of an index should lose value as the index or security underlying such ETF’s benchmark is increasing (gaining value) a result that is the opposite from traditional mutual funds.

     Leveraged ETF Risk
     Leverage offers a means of magnifying market movements into larger changes in an investment’s value and provides greater investment exposure than an unleveraged investment. While only certain ETFs employ leverage, many may use leveraged investment techniques for investment purposes. The ETFs that employ leverage will normally lose more money in adverse market environments than ETFs that do not employ leverage.

     Real Estate Investment Trust ETF Risk
     Investing in ETFs that own securities of REITs subjects the Funds to the risk of changes in the value of the REIT’s properties and defaults by borrowers or tenants. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and self-liquidations. A REIT’s return may be adversely affected when interest rates are high or rising.
     Non-Diversified ETF Risk
     Certain ETFs have the ability to concentrate a relatively high percentage of their investments in the securities of a small number of issuers. This would make the performance of the ETF more susceptible to a single economic, political or regulatory event than a diversified ETF or mutual fund might be. This risk may be particularly acute with respect to an ETF whose index underlying its benchmark comprises a small number of stocks or other securities.

INVESTMENT RESTRICTIONS
     The investment objective of each Fund and investment restrictions set forth below are fundamental policies and may not be changed as to a Fund without the approval of a majority of the outstanding voting shares (as defined in the 1940 Act) of the Fund. Unless otherwise indicated, all percentage limitations governing the investments of each Fund apply only at the time of transaction. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund’s total assets will not be considered a violation.
     Each Fund except Aston/River Road Dividend All Cap Value, Aston/Montag & Caldwell Mid Cap Growth, Aston/Cardinal Mid Cap Value, Aston/River Road Small Cap Value, Aston/River Road Small-Mid Cap, Aston/Fortis Global Real Estate, Aston/Neptune International, Aston/Barings International, Aston/New Century Absolute Return ETF, Aston/Smart Portfolios and Aston/MB Enhanced Equity Income Funds may not:
     (1) Purchase or sell real estate (but this restriction shall not prevent the Funds from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate), interests in oil, gas and/or mineral exploration or development programs or leases.
     Aston/River Road Road Dividend All Cap Value, Aston/Montag & Caldwell Mid Cap Growth, Aston/Cardinal Mid Cap Value, Aston/River Road Small Cap Value, Aston/River Road Small-Mid Cap, Aston/Fortis Global Real Estate, Aston/Neptune International, Aston/Barings International, Aston/New Century Absolute Return ETF, Aston/Smart Portfolios and Aston/MB Enhanced Equity Income Funds may not:
     (2) Purchase or sell real estate (but this restriction shall not prevent the Funds from investing directly or indirectly in portfolio instruments secured by real estate or interest therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate).
     Each Fund except Aston/New Century Absolute Return ETF and Aston/Smart Portfolios Funds may not:
     (3) Purchase the securities of issuers conducting their principal business activities in the same industry (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if immediately after such purchase the value of a Fund’s investments in such industry would exceed 25% of the value of the total assets of the Fund, except Aston/Fortis Real Estate Fund and Aston/Fortis Global Real Estate Fund, which will have a concentration in the real estate sector.
     (4) Act as an underwriter of securities, except that, in connection with the disposition of a security, a Fund may be deemed to be an “underwriter” as that term is defined in the 1933 Act.
     Aston Growth, Aston/Montag & Caldwell Growth, Aston/TAMRO All Cap, Aston/Optimum Large Cap Opportunity, Aston/Optimum Mid Cap, Aston/TAMRO Small Cap, Aston Balanced, Aston/Montag & Caldwell Balanced, Aston/Veredus Aggressive Growth, Aston/Veredus Select Growth, Aston/River Road Dividend All Cap Value, Aston/River Road Small Cap Value, Aston/TCH Fixed Income and Aston/Fortis Investor Money Market Fund may not:
     (5) As to 75% of the total assets of each Fund, with the exception of Aston/River Road All Cap Dividend Value and Aston/Optimum Large Cap Opportunity Funds, purchase the securities of any one issuer (other than securities issued by the U.S. government or its agencies or instrumentalities) if immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in securities of such issuer.
     (6) Except for Aston/Optimum Large Cap Opportunity Fund, borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing. The Funds may not mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the total assets of the Fund at the time of its borrowing. All borrowings will be done from a bank and asset coverage of at least 300% is required. A Fund will not purchase securities when borrowings exceed 5% of that Fund’s total assets.
     (7) Except for Aston/River Road Dividend All Cap Value Fund invest more than 5% of its total assets in securities of companies less than three years old. Such three-year periods shall include the operation of any predecessor trust or companies.
     Aston Growth, Aston/Montag & Caldwell Growth, Aston/TAMRO All Cap, Aston/Optimum Large Cap Opportunity, Aston/Optimum Mid Cap, Aston/Montag & Caldwell Mid Cap Growth Fund, Aston/Cardinal Mid Cap Value, Aston/River Road Small-Mid Cap, Aston/TAMRO Small Cap, Aston Balanced, Aston/Montag & Caldwell Balanced, Aston/Veredus Aggressive Growth, Aston/Veredus Select Growth, Aston/Fortis Global Real Estate, Aston/Neptune International, Aston/Barings International, Aston/River Road Dividend All Cap Value, Aston/River Road Small Cap Value, Aston/MB Enhanced Equity Income, Aston/TCH Fixed Income, Aston/New Century Absolute Return ETF, Aston/Smart Portfolios and Aston/ Fortis Investor Money Market Funds may not:
     (8) Except for Aston/New Century Absolute Return ETF and Aston/Smart Portfolios Funds, purchase or sell commodities or commodity contracts, except that a Fund may enter into futures contracts and options thereon in accordance with such Fund’s investment objectives and policies.
     (9) Make investments in securities for the purpose of exercising control.
     (10) Except for Aston/New Century Absolute Return and Aston/Smart Portfolios Funds, purchase the securities of any one issuer if, immediately after such purchase, a Fund would own more than 10% of the outstanding voting securities of such issuer.
     (11) Sell securities short or purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions. For this purpose, the deposit or payment by a Fund for initial or maintenance margin in connection with futures contracts is not considered to be the purchase or sale of a security on margin.
     (12) Make loans, except that this restriction shall not prohibit (a) the purchase and holding of debt instruments in accordance with a Fund’s investment objectives and policies, (b) the lending of portfolio securities or (c) entry into repurchase agreements with banks or broker-dealers.
     (13) Except for the Aston/MB Enhanced Equity Income Fund, invest in puts, calls, straddles or combinations thereof except to the extent disclosed in the SAI.

     Aston/Optimum Large Cap Opportunity, Aston/Montag & Caldwell Mid Cap Growth, Aston/Cardinal Mid Cap Value, Aston/River Road Small-Mid Cap, Aston/Fortis Global Real Estate, Aston/Neptune International, Aston/Barings International, Aston/New Century Absolute Return ETF, Aston/Smart Portfolios and Aston/MB Enhanced Equity Income Funds may not:
     (14) Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing.
     (15) Except for the Aston/Fortis Global Real Estate Fund, as to 75% of the total assets of the Fund, purchase the securities of any one issuer (other than cash, other investment companies and securities issued by the U.S. government or its agencies or instrumentalities) if immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in securities of such issuer.
     Aston/Montag & Caldwell Mid Cap Growth, Aston/Cardinal Mid Cap Value, Aston/Barings International, Aston/River Road Small-Mid Cap, Aston/Fortis Global Real Estate, Aston/Neptune International, Aston/River Road Dividend All Cap, Aston/River Road Small Cap Value, Aston/Optimum Large Cap Opportunity, Aston/New Century Absolute Return ETF, Aston/Smart Portfolios and Aston/MB Enhanced Equity Income Funds may not:
     (16) Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.
     Aston/New Century Absolute Return ETF Fund and Aston/Smart Portfolios Fund may not:
     (17) Purchase the securities of issuers conducting their principal business activities in the same industry (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if immediately after such purchase the value of the Funds’ investments in such industry would exceed 25% of the value of the total assets of the Funds; provided that investments in another registered investment company are not considered to be issued by members of any industry.
     (18) Act as an underwriter of securities, except that, in connection with the disposition of a security, the Fund may be deemed to be an “underwriter” as that term is defined in the 1933 Act.
     (19) Purchase or sell commodities or commodity contracts unless acquired as a result of ownership securities or other investments. This limitation does not preclude the Funds from entering into futures contracts and options thereon in accordance with the Funds’ investment objective and policies, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of their assets in commodities.
     Aston Value, Aston/Fortis Real Estate, Fortis Government Money Market, Fortis Tax-Exempt Money Market, Fortis Treasury Money Market and Fortis Institutional Prime Money Market Funds may not:
     (20) Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.
     (21) Borrow money, except that a Fund (a) may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the Fund’s total assets determined at the time of the borrowing and (b) may borrow money from banks or by engaging in reverse repurchase agreements.

Asset coverage of at least 300% is required for all borrowings, except where a Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets.
     (22) Make loans, except as permitted by the 1940 Act, and the rules and regulations thereunder.
     Aston Value Fund may not:
     (23) Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund. This restriction applies to 75% of the Fund’s assets.
     Fortis Government Money Market, Fortis Tax-Exempt Money Market, Fortis Treasury Money Market and Fortis Institutional Prime Money Market Funds may not:
     (24) Purchase securities of any issuer if, as a result, the Fund would violate the diversification provisions of Rule 2a-7 under the 1940 Act.
     (25) Purchase securities of any issuer if, as a result, more than 25% of the total assets of the Fund are invested in the securities of one or more issuers whose principal business activities are in the same industry or securities the interest upon which is paid from revenue of similar type industrial development projects, provided that this limitation does not apply to: (i) investment in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities or in repurchase agreements involving such securities; (ii) obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to the same regulations as U.S. banks; or (iii) tax-exempt securities issued by government or political subdivisions of governments.
NON-FUNDAMENTAL INVESTMENT POLICIES
     For purposes of Aston/Fortis Real Estate and Aston/Fortis Global Real Estate Funds’ investment policies, a company is “principally engaged” in the real estate industry if (i) it derives at least 50% of its revenues or profits from the ownership, construction, management, financing, or sale of residential, commercial, or industrial real estate or (ii) it has at least 50% of the fair market value of its assets invested in residential, commercial, or industrial real estate. Companies in the real estate industry may include, but are not limited to, REITs or other securitized real estate investments, MLPs that are treated as corporations for federal income tax purposes and that invest in interests in real estate, real estate operating companies, real estate brokers or developers, financial institutions that make or service mortgages, and companies with substantial real estate holdings, such as lumber and paper companies, hotel companies, residential builders and land-rich companies.
     Aston Value, Aston/Fortis Real Estate, Fortis Government Money Market, Fortis Tax-Exempt Money Market and Fortis Treasury Money Market Funds may enter into futures contract transactions only to the extent that obligations under such contracts represent less than 20% of the Fund’s assets. The aggregate value of option positions may not exceed 10% of a Fund’s net assets as of the time such options are entered into by a Fund.
     Aston/Montag & Caldwell Mid Cap Growth Fund, Aston/Cardinal Mid Cap Value Fund, Aston/Barings International Fund, Aston/Optimum Large Cap Opportunity Fund, Aston/Optimum Mid Cap Fund, Aston/TAMRO Small Cap Fund, Aston/Fortis Real Estate Fund, Aston/Fortis Global Real Estate Fund, Aston/Neptune International Fund, Aston/River Road Dividend All Cap Value Fund,

Aston/River Road Small Cap Value Fund, Aston/River Road Small-Mid Cap Fund, Aston/New Century Absolute Return ETF Fund, Aston/Smart Portfolios Fund, Aston/MB Enhanced Equity Income Fund, Aston/TCH Fixed Income Fund, Fortis Government Money Market Fund, Fortis Tax-Exempt Money Market Fund and Fortis Treasury Money Market Fund each have a policy to invest, under normal circumstances, at least 80% of such Fund’s assets, plus the amount of any borrowings for investment purposes, in certain investments as described in their prospectus. Shareholders of the applicable Fund will be given at least 60 days’ notice of any changes to this policy.
     For purposes of Aston/Barings International Fund’s investment policies, non-U.S. companies are broadly defined to include any company that meets one of the follwing tests: (i) it is organized, has its primary business office, or its stock is principally traded on a market located outside the U.S.; (ii) 50% or more of its assets are located outside the U.S.; or (iii) 50% or more of its revenue is derived outside of the U.S.
TRUSTEES AND OFFICERS OF THE TRUST
     Under Delaware law, the business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

	Term of		Number of
	Office(2)		Portfolios
Name, Address,	and Length of		in Fund Complex	Other Trusteeships/
Age(1) and	Time	Principal Occupation(s)	Overseen by	Directorships Held
Position(s) with Trust	Served(1)	During Past Five Years	Trustee	by Trustee(3)
DISINTERESTED TRUSTEES

Leonard F. Amari c/o 120 N. LaSalle Street Chicago, IL 60602 Age: 66 Trustee	15 years	Partner at the law offices of Amari & Locallo, a practice with exclusive concentration in real estate taxation and related areas, since 1986; Special Assistant Attorney General since 1986.	29	President of the Board of Trustees, John Marshall Law School

Gregory T. Mutz c/o 120 N. LaSalle Street Chicago, IL 60602 Age: 62 Trustee	15 years	CEO of AMLI Residential Properties Trust (a Multifamily REIT), a successor company to AMLI Realty Co. since 2004 and a wholly owned subsidiary of PRIME Property Fund, LLC, an instutional real estate co-mingled fund managed by Morgan Stanley Real Estate, Inc.; Vice Chairman of UICI (NYSE: UCI) (an insurance holding company) from 2003-2004; President and CEO of UICI from 1999-2003; Chairman of Academic Management Service Corp. (a student loans and finance company) from 2000-2003.	29	Director of Alico, Inc. (NASDAQ: ALCO) (agribusiness); Member of Board of Genesis Financial Solutions (a privately-held company based in Portland, Oregon providing debt recovery, consumer lending and credit card services); a member of the Board of WAN S.A., a residential real estate company headquartered in Warsaw, Poland; a member of the Board of Suknip International Limited, a residential real estate company headquartered in St. Petersburg, Russia.

Robert B. Scherer c/o 120 N. LaSalle Street Chicago, IL 60602 Age: 67 Trustee	9 years	President of The Rockridge Group, Ltd (title insurance industry consulting services) since 1994.	29	Director, Title Reinsurance Company (insurance for title agents)

Denis Springer c/o 120 N. LaSalle Street Chicago, IL 60602	9 years	Retired. Senior Vice President and Chief Financial Officer of	29	Director, Coleman Cable Inc. (wire and cable manufacturer) (NASDAQ:
Age: 62 Trustee		Burlington Northern Santa Fe Corp. (railroad), 1995-1999.		CCIX)

	Term of		Number of
	Office(2)		Portfolios
Name, Address,	and Length of		in Fund Complex	Other Trusteeships/
Age(1) and	Time	Principal Occupation(s)	Overseen by	Directorships Held
Position(s) with Trust	Served(1)	During Past Five Years	Trustee	by Trustee(3)
INTERESTED TRUSTEE(4)

Stuart D. Bilton, CFA c/o 120 N. LaSalle Street Chicago, IL 60602 Age: 62 Chairman, Board of Trustees	15 years	Chief Executive Officer, Aston Asset Management LLC, since 2006; Vice Chairman of ABN AMRO Asset Management Holdings, Inc. 2003-2006; President and Chief Executive Officer of ABN AMRO Asset Management Holdings, Inc. from 2001-2003; President of Alleghany Asset Management, Inc. from 1996-2001 (purchased by ABN AMRO in February 2001).	29	Director, Baldwin & Lyons, Inc. (property and casualty insurance firm)

OFFICER(S) WHO ARE NOT TRUSTEES

Kenneth C. Anderson c/o 120 N. LaSalle Street Chicago, IL 60602 Age: 44 President (Chief Executive Officer)	15 years	President, Aston Asset Management LLC, since 2006; President and Chief Executive Officer of ABN AMRO Investment Fund Services, Inc. (formerly known as Alleghany Investment Services, Inc.) 1995-2006; Executive Vice President of ABN AMRO Asset Management (USA) LLC 2001-2005; Director, ABN AMRO Trust Services Company 2001-2005; Director, TAMRO Capital Partners LLC and Veredus Asset Management LLC 2001- 2006; Officer of the Trust since 1993; CPA.	N/A	N/A

Gerald F. Dillenburg c/o 120 N. LaSalle Street Chicago, IL 60602 Age: 41 Senior Vice President, Secretary and Treasurer (Chief Financial Officer, Chief Operating Officer and Chief Compliance Officer)	12 years	Chief Compliance Officer and Chief Financial Officer, Aston Asset Management LLC, since 2006; Senior Managing Director (“SMD”) of ABN AMRO Investment Fund Services, Inc. (formerly known as Alleghany Investment Services, Inc.) 1996-2006; SMD of ABN AMRO Asset Management Holdings, Inc. and ABN AMRO Asset Management, Inc. (formerly known as Chicago Capital Management, Inc.) 2001-2006; Operations manager and compliance officer of ABN AMRO mutual funds 1996-2006; CPA.	N/A	N/A

(1)	As of December 31, 2008.

(2)	Trustees serve for an indefinite term until the earliest of: (i) removal by two-thirds of the Board of Trustees or shareholders, (ii) resignation, death or incapacity, (iii) the election and qualification of his successor, in accordance with the By-Laws of the Trust or (iv) the last day of the fiscal year in which he attains the age of 72 years. Officers serve for an indefinite term until the earliest of: (i) removal by the Board of Trustees, (ii) resignation, death or incapacity, (iii) the election and qualification of their successor, in accordance with the By-Laws of the Trust.

(3)	Each Trustee also serves as Trustee for ABN AMRO Structured Investment Funds, a newly formed registered investment company, which will have two initial series. The registration statement of the new trust is not effective and the trust was not operational as of the date of this SAI. Mr. Bilton also serves as Sole Trustee of the ABN AMRO Variable Insurance Trust, a trust whose registration statement is not effective and was not operational as of the date of this SAI.

(4)	“Interested person” of the Trust as defined in the 1940 Act. Mr. Bilton is considered an “interested person” because of affiliations with Aston Asset Management LLC and related entities, which act as the Funds’ Investment Adviser for all the Funds except the Fortis Money Market Funds.

     The Board of Trustees has established an Audit Committee consisting of four members, including a Chairman of the Committee. The Audit Committee members are Messrs. Scherer (Chairman), Amari, Mutz and Springer. The functions performed by the Audit Committee are to oversee the integrity of the Trust’s accounting policies, financial reporting process and system of internal controls regarding finance and accounting. The Audit Committee also monitors the independence and performance of the Trust’s independent registered public accounting firms and provides an open avenue of communication among the independent auditors, Trust management and the Board of Trustees. The Audit Committee held two meetings during the fiscal year ended October 31, 2008.
     The Trustees have also established a Nominating and Governance Committee consisting of four members, including a Chairman of the Committee. The Nominating and Governance Committee members are Messrs. Amari (Chairman), Scherer, Mutz and Springer. The Nominating and Governance Committee’s function is to put forth names for nomination as Trustee when deemed necessary. The Nominating and Governance Committee will consider nominees recommended by shareholders whose resumes have been submitted by U.S. mail or courier service to the Trust’s Secretary for the attention of the Chairman of the Nominating and Governance Committee. The Nominating and Governance Committee held one meeting during the fiscal year ended October 31, 2008.
     The Trustees have also established a Valuation Committee consisting of at least three Trustees, including at least one Independent Trustee. Currently, the Valuation Committee members are Messrs. Bilton (Chairman), Scherer and Springer. The Valuation Committee is responsible for fair valuing securities of the Funds as may be necessary from time to time. The Valuation Committee held no meetings during the fiscal year ended October 31, 2008.
     Set forth in the table below is the dollar range of equity securities held in each Fund and the aggregate dollar range of securities in the Fund complex beneficially owned by each current Trustee at December 31, 2008.

Aggregate Dollar Range of
Equity Securities in All
Registered Investment
Companies Overseen by
Trustee in Family of
Name of Trustee	Dollar Range of Equity Securities in the Fund	Investment Companies
Disinterested Trustees
Leonard F. Amari	Aston/Optimum Mid Cap Fund-$50,001-$100,000
Aston/TAMRO Small Cap Fund-$10,001-$50,000
Aston/TAMRO All Cap Fund-$50,001-$100,000
Fortis Tax-Exempt Money Market Fund-$10,001-$50,000
Aston Growth Fund-$50,001-$100,000
	Aston/Veredus Aggressive Growth Fund-$10,001-$50,000	Over $100,000
Gregory T. Mutz	Aston/Montag & Caldwell Growth Fund-$50,001-$100,000
Aston/Optimum Mid Cap Fund-$1-$10,000
Aston/River Road Dividend All Cap Value Fund-$10,001-$50,000
Aston/TAMRO All Cap Fund-$50,001-$100,000
Aston/TAMRO Small Cap Fund-$10,001-$50,000
	Aston/Veredus Select Growth Fund-$10,001-$50,000	Over $100,000
Robert Scherer	Fortis Government Money Market Fund-over $100,000
Aston/River Road Small Cap Value Fund-$10,001-$50,000
Aston/River Road Dividend All Cap Value Fund-$10,001-$50,000
Aston/TCH Fixed Income Fund-$10,001-$50,000
Aston/Optimum Mid Cap Fund-$10,001-$50,000
Aston Growth Fund-$10,001-$50,000
Aston/Montag & Caldwell Growth Fund-$10,001-$50,000
Aston/Veredus Aggressive Growth Fund-$10,001-$50,000
Aston/Veredus Select Growth Fund-$10,001-$50,000
Aston/TAMRO Small Cap Fund-$10,001-$50,000
Aston/TAMRO All Cap Fund-$1-$10,000
	Fortis Investor Money Market Fund-$10,001-$50,000	Over $100,000

Aggregate Dollar Range of
Equity Securities in All
Registered Investment
Companies Overseen by
Trustee in Family of
Name of Trustee	Dollar Range of Equity Securities in the Fund	Investment Companies
Denis Springer	Aston/Montag & Caldwell Growth Fund-over $100,000 Aston/Veredus Aggressive Growth Fund-$1-$10,000	Over $100,000
Interested Trustee
Stuart Bilton	Aston/Optimum Mid Cap Fund-over $100,000
Aston/River Road Dividend All Cap Value Fund-over $100,000
Aston/TAMRO All Cap Fund-over $100,000
Aston/Montag & Caldwell Growth Fund-over $100,000
Aston/Veredus Aggressive Growth Fund-over $100,000
Aston/TAMRO Small Cap Fund-over $100,000
Aston/Neptune International Fund-over $100,000
Aston/River Road Small Cap Value Fund-over $100,000
	Fortis Government Money Market Fund-over $100,000	Over $100,000
Remuneration
     The Trustees of the Trust who are not affiliated with the investment advisers or subadvisers receive an annual retainer and per meeting fees. The Lead Independent Trustee and Committee Chairs receive an additional retainer. The Trustees of the Trust who are not affiliated with the investment advisers or subadvisers receive fees and are reimbursed for out-of-pocket expenses for each meeting of the Board of Trustees they attend. No officer or employee of the investment advisers, subadvisers or their affiliates receives any compensation from the Funds for acting as a Trustee of the Trust. The officers of the Trust receive no compensation directly from the Funds for performing the duties of their offices, except that the Funds compensate the Administrator for providing an officer to serve as the Funds’ Chief Compliance Officer.
     The table below shows the total fees that were paid to each of the Trustees during the fiscal year ended October 31, 2008. There were no ‘compensated persons’ who received more than $120,000 in aggregate compensation from the Trust for the same period.

	Aggregate	Pension or
	Compensation	Retirement		Total
	Received	Benefits Accrued	Estimated	Compensation
	From the	(as part of Fund	Annual Benefits	from Trust and
Trustee	Trust*	Expenses)	Upon Retirement	Fund Complex*
Disinterested Trustees
Leonard F. Amari	$72,000	N/A	N/A	$72,000
Robert A. Kushner**	69,500	N/A	N/A	69,500
Gregory T. Mutz	89,500	N/A	N/A	89,500
Robert B. Scherer	79,500	N/A	N/A	79,500
Nathan Shapiro**	69,500	N/A	N/A	69,500
Denis Springer	69,500	N/A	N/A	69,500

Interested Trustee
Stuart D. Bilton	N/A	N/A	N/A	N/A

*	Includes special meeting fees of $5,000 per Trustee paid in connection with various changes in control transactions involving ABN AMRO Asset Management, Inc., (“AAAM”), Fortis Investment Management USA, Inc. (“FIM”) or their affiliates. Such amounts were not paid by the Trust.

**	Messrs. Kushner and Shapiro retired from the Board on October 31, 2008 in accordance with the mandatory retirement age set forth in the By-Laws.
     As of January 30, 2009, Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of any Class of each Fund, except for their ownership of 4.68% of the Aston/TAMRO Small Cap Fund-Class N, 1.72% of Aston/Montag & Caldwell Mid Cap Growth Fund-Class N, 2.84% of Aston/Cardinal Mid Cap Value Fund-Class N, 99.20% of Aston/Neptune International Fund-Class N and 1.97% of Aston/Veredus Aggressive Growth Fund-Class I.
Code of Ethics
     The Trust, its investment advisers, subadvisers and principal underwriter have each adopted a code of ethics (the “Codes of Ethics”) under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their restrictive provisions, to invest in securities, including securities that may be purchased or held by the Trust on behalf of the Funds.
PROXY VOTING POLICIES AND PROCEDURES
     The Trust has delegated the voting of portfolio securities to its subadvisers on behalf of the Funds. Each subadviser has adopted proxy voting policies and procedures (“Proxy Voting Policies and Procedures”) for use in connection with determining how to vote proxies related to portfolio securities, including the procedures to be used if a vote presents a conflict of interest between the interests of a Fund’s shareholders and those of the applicable subadviser. The Proxy Voting Policies and Procedures are included under Appendix B.
     Information regarding how the Trust voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Trust’s Web site at www.astonfunds.com and on the SEC’s Web site at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
     Listed below are the names and addresses of those shareholders who, as of January 30, 2009, owned of record or beneficially 5% or more of the shares of a class of a Fund. Shareholders who have the power to vote a large percentage of shares (at least 25% of the voting shares of a Fund) of a particular Fund can control the Fund and determine the outcome of a shareholder meeting.
Aston/Montag & Caldwell Growth Fund

Shareholder Name and Address	Class	Shares Owned	Percent of Class
National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281	N	10,706,227.535	31.6303%

Charles Schwab & Co. Inc Special Custody Acct for Exclusive of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	N	7,038,669.418	20.7949%

CitiGroup Global Markets Inc 333 West 34th St - 3rd Floor New York, NY 10001	N	4,540,316.884	13.4138%

National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281	I	6,472,523.680	15.2424%

Nationwide Trust Co FBO Southwest Airlines Pilots Retirement Savings Plan 98 San Jacinto Blvd Ste 1100 Austin, TX 78701-4255	I	4,345,757.608	10.2340%

Charles Schwab & Co. Inc Special Custody Acct for Exclusive of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	I	3,728,507.667	8.7804%

Shareholder Name and Address	Class	Shares Owned	Percent of Class
Bank of America NA TTEE FBO LaSalle Pension Plan & Trust PO Box 831575 Dallas, TX 75283-1575	I	3,512,711.026	8.2722%

Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of Its Customers ATTN Service Team 4800 Deer Lake Dr East 3rd Fl Jacksonville, FL 32246	I	2,212,898.157	5.2112%

Nationwide Trust Company FSB C/O IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	R	13,076.013	76.4327%

MG Trust Company Cust. FBO Choice Mortgage Company 401(k) 700 17th Street Suite 300 Denver, CO 80202	R	1,346.220	7.8690%

Oppenheimer & Co Inc. FBO Charles L Wilcox IRA Port Huron, MI 48060	R	1,033.310	6.0400%

MG Trust Company Cust. FBO O1 Communications, Inc. 401(k) Plan 700 17th Street Suite 300 Denver, CO 80202	R	930.890	5.4413%
Aston/Veredus Select Growth Fund

Shareholder Name and Address	Class	Shares Owned	Percent of Class
Charles Schwab & Co. Inc Special Custody Acct for Exclusive of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	N	1,629,933.895	43.1327%

National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281	N	644,227.542	17.0481%

Charles Schwab & Co. Inc Special Custody Acct for Exclusive of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	I	4,300,114.324	84.6833%

Aston Growth Fund

Shareholder Name and Address	Class	Shares Owned	Percent of Class
Charles Schwab & Co. Inc Special Custody Acct for Exclusive of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	N	1,268,700.695	23.8171%

DCGT as TTEE and/or CUST FBO Various Qualified Plans ATTN NPIO Trade Desk 711 High Street Des Moines, IA 50303	N	619,614.963	11.6319%

National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281	N	617,346.983	11.5894%

MCB Trust Services TTEE FBO Western States Envelope Co 700 17th St Ste 300 Denver, CO 80202	N	353,312.464	6.6327%

Bank of America NA TTEE FBO LaSalle Pension Plan & Trust PO Box 831575 Dallas, TX 75283-1575	I	10,535,838.307	93.2241%

Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of Its Customers ATTN Service Team 4800 Deer Lake Dr East 3rd Fl Jacksonville, FL 32246	R	28,424.089	54.1852%

Nationwide Trust Company FSB C/O IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	R	21,980.278	41.9013%

Aston/Optimum Large Cap Opportunity Fund

Shareholder Name and Address	Class	Shares Owned	Percent of Class
Charles Schwab & Co. Inc Special Custody Acct for Exclusive of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	N	271,122.943	59.3204%

Ameritrade Inc For the Exclusive Benefit of our Customers PO Box 2226 Omaha, NE 68103-2226	N	111,289.158	24.3495%

National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281	N	30,193.336	6.6062%
Aston Value Fund

Shareholder Name and Address	Class	Shares Owned	Percent of Class
DCGT as TTEE and/or CUST FBO Various Qualified Plans ATTN NPIO Trade Desk 711 High Street Des Moines, IA 50303	N	834,511.421	31.1778%

DCGT as TTEE and/or CUST FBO Principal Financial Group Omnibus Qualified ATTN NPIO Trade Desk 711 High Street Des Moines, IA 50303	N	675,223.138	25.2267%

National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281	N	607,131.592	22.6827%

Bank of America NA TTEE FBO LaSalle Pension Plan & Trust PO Box 831575 Dallas, TX 75283-1575	I	22,786,729.068	93.4281%

Shareholder Name and Address	Class	Shares Owned	Percent of Class
State St. Bank & Tr Co FBO ABN AMRO North America Retirement Trust 805 Pennsylvania Ave Kansas City, MO 64105-1340	I	1,509,947.451	6.5231%
Aston/TAMRO All Cap Fund

Shareholder Name and Address	Class	Shares Owned	Percent of Class
Charles Schwab & Co. Inc Special Custody Acct for Exclusive of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	N	154,093.712	15.1513%

DCGT as TTEE and/or CUST FBO Various Qualified Plans ATTN NPIO Trade Desk 711 High Street Des Moines, IA 50303	N	143,688.391	14.1282%

National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281	N	115,731.235	11.3793%
Aston/River Road Dividend All Cap Value Fund

Shareholder Name and Address	Class	Shares Owned	Percent of Class
National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281	N	2,701,775.061	34.6515%

PFPC Wrap Services FBO Morningstar 760 Moore Road King of Prussia, PA 19406	N	2,694,308.679	34.5557%

Charles Schwab & Co. Inc Special Custody Acct for Exclusive of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	N	1,433,646.373	18.3872%

Shareholder Name and Address	Class	Shares Owned	Percent of Class
National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281	I	683,927.677	87.9540%

Strafe & Co FAO Credit Suisse Omnibus Mutual Fund PO Box 160 Westerville, OH 43086	I	93,669.250	12.0460%
Aston/Optimum Mid Cap Fund

Shareholder Name and Address	Class	Shares Owned	Percent of Class
Charles Schwab & Co. Inc Special Custody Acct for Exclusive of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	N	5,425,855.619	17.4694%

National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281	N	4,245,795.126	13.6700%

Wells Fargo Bank NA FBO PO Box 1533 Minneapolis, MN 55480	N	1,727,033.386	5.5605%

James N Carn TTEE Standard Insurance Co. 1100 SW Sixth Avenue Portland, OR 97204-1093	I	2,324,447.358	35.6414%

Charles Schwab & Co. Inc Special Custody Acct for Exclusive of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	I	894,914.032	13.7220%

National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281	I	670,928.741	10.2875%

Shareholder Name and Address	Class	Shares Owned	Percent of Class
Wells Fargo Bank NA FBO Retirement Plan Svcs PO Box 1533 Minneapolis, MN 55480	I	340,380.954	5.2192%

Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of Its Customers ATTN Service Team 4800 Deer Lake Dr East 3rd Fl Jacksonville, FL 32246	I	337,327.051	5.1723%
Aston/Montag & Caldwell Mid Cap Growth Fund

Shareholder Name and Address	Class	Shares Owned	Percent of Class
Charles Schwab & Co. Inc Special Custody Acct for Exclusive of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	N	70,994.822	21.1512%

William Vogel Atlanta, GA 30350-3617	N	68,187.888	20.3149%

TD Ameritrade Trust Company PO Box 17748 Denver, CO 80217-0748	N	24,459.461	7.2871%

National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281	N	18,848.971	5.6156%

Ronald Canakaris Atlanta, GA 30350-3703	N	17,192.248	5.1220%
Aston/Cardinal Mid Cap Value Fund

Shareholder Name and Address	Class	Shares Owned	Percent of Class
Amy Minella Greenwich, CT 06831-3305	N	100,000.000	79.4599%

Charles Schwab & Co. Inc Special Custody Acct for Exclusive of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	N	21,018.040	16.7009%

Aston/River Road Small-Mid Cap Fund

Shareholder Name and Address	Class	Shares Owned	Percent of Class
PFPC Wrap Services FBO Morningstar 760 Moore Road King of Prussia, PA 19406	N	5,826,260.618	80.5282%

Charles Schwab & Co. Inc Special Custody Acct for Exclusive of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	N	916,464.220	12.6670%

Fidelity Investment Institutional Oper Co Inc. FIICO As Agent for Certain Employee Benefit Plans 100 Magellan Way Mailzone KW1c Covington, KY 41015-1987	I	3,184,709.231	19.9033%

SEI Private Trust Co. C/O Suntrust ATTN: Mutual Funds Administrator One Freedom Valley Drive Oaks, PA 19456	I	2,646,981.330	16.5427%

Charles Schwab & Co. Inc Special Custody Acct for Exclusive of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	I	2,340,248.226	14.6257%

National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281	I	1,561,469.742	9.7586%

SEI Private Trust Co. C/O Hale & Dorr One Freedom Valley Drive Oaks, PA 19456	I	1,078,517.079	6.7403%

SEI Private Trust Co. C/O Suntrust ATTN: Mutual Funds Administrator One Freedom Valley Drive Oaks, PA 19456	I	974,825.641	6.0923%

Shareholder Name and Address	Class	Shares Owned	Percent of Class
Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of Its Customers ATTN Service Team 4800 Deer Lake Dr East 3rd Fl Jacksonville, FL 32246	I	898,204.096	5.6134%

Shepherd Center Inc. 2020 Peachtree Rd NW Atlanta, GA 30309-1426	I	885,257.921	5.5325%
Aston/Veredus Aggressive Growth Fund

Shareholder Name and Address	Class	Shares Owned	Percent of Class
Charles Schwab & Co. Inc Special Custody Acct for Exclusive of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	N	1,050,719.929	24.2159%

CitiGroup Global Markets Inc 333 West 34th St — 3rd Floor New York, NY 10001	N	448,215.100	10.3300%

National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281	N	422,053.311	9.7271%

Mac & Co Mutual Fund Ops TC 525 William Penn Place PO Box 3198 Pittsburgh, PA 15230	N	318,602.995	7.3428%

Bank of America NA TTEE FBO LaSalle Pension Plan & Trust PO Box 831575 Dallas, TX 75283-1575	I	1,085,466.967	63.8643%

DCGT as TTEE and/or CUST FBO Various Qualified Plans ATTN NPIO Trade Desk 711 High Street Des Moines, IA 50303	I	193,742.121	11.3990%

Shareholder Name and Address	Class	Shares Owned	Percent of Class
Fidelity Investment Institutional Oper Co Inc. FIICO As Agent for Certain Employee Benefit Plans 100 Magellan Way Mailzone KW1c Covington, KY 41015-1987	I	115,255.651	6.7812%

National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281	I	95,001.230	5.5895%
Aston/TAMRO Small Cap Fund

Shareholder Name and Address	Class	Shares Owned	Percent of Class
National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281	N	2,906,909.723	25.5147%

Charles Schwab & Co. Inc Special Custody Acct for Exclusive of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	N	1,917,440.459	16.8299%

Wells Fargo Bank NA FBO Retirement Plan Services PO Box 1533 Minneapolis, MN 554808	N	862,180.683	7.5676%

Wachovia Bank FBO Various Retirement Plans 1525 West WT Harris Blvd Charlotte, NC 28288-1151	N	765,590.962	6.7198%

DCGT as TTEE and/or CUST FBO Various Qualified Plans ATTN NPIO Trade Desk 711 High Street Des Moines, IA 50303	N	664,957.382	5.8365%

Vanguard Fiduciary Trust Co ABN AMRO Funds PO Box 2600 ATTN outside Funds Valley Forge, PA 19482	N	600,868.850	5.2740%

Shareholder Name and Address	Class	Shares Owned	Percent of Class
The Northern Trust Co as Trustee FBO Ameron — DV PO Box 92994 Chicago, IL 60675-2994	I	4,328,916.266	21.9376%

Sheldon & Co C/O National City ATTN Trust Mutual Funds PO Box 94984 Cleveland, OH 44101-4984	I	4,128,820.700	20.9236%

Wachovia Bank FBO Various Retirement Plans 1525 West WT Harris Blvd Charlotte, NC 28288-1151	I	1,772,243.555	8.9812%

Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of Its Customers ATTN Service Team 4800 Deer Lake Dr East 3rd Fl Jacksonville, FL 32246	I	1,706,494.168	8.6480%

DCGT as TTEE and/or CUST FBO Various Qualified Plans ATTN NPIO Trade Desk 711 High Street Des Moines, IA 50303	I	1,075,029.301	5.4479%

FCCI Insurance Company ATTN Treasury 6300 University Pkwy Sarasota FL 34240-8424	I	990,581.480	5.0200%
Aston/River Road Small Cap Value Fund

Shareholder Name and Address	Class	Shares Owned	Percent of Class
National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281	N	12,305,386.041	71.2327%

Charles Schwab & Co. Inc Special Custody Acct for Exclusive of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	N	2,338,327.801	13.5360%

Shareholder Name and Address	Class	Shares Owned	Percent of Class
National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281	I	3,260,024.244	23.2015%

Charles Schwab & Co. Inc Special Custody Acct for Exclusive of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	I	2,544,964.712	18.1124%

Minnesota Life 400 Robert St N Saint Paul, MN 55101-2006	I	1,791,293.263	12.7486%

Network Omnibus 1225 West W.T. Harris Blvd Charlotte, NC 28288-1076	I	813,669.650	5.7909%

Saxon & Co. 8800 Tinicum Blvd Philadelphia, PA 19153-3198	I	778,799.542	5.5427%

Mac & Co FBO NFL Player/Lipper Mutual Fund Operations 525 William Penn Place PO Box 3198 Pittsburgh, PA 15230	I	768,741.513	5.4711%

Mac & Co ATTN Mutual Fund Operations 525 William Penn Place PO Box 3198 Pittsburgh, PA 15230	I	706,989.182	5.0316%
Aston/Neptune International Fund

Shareholder Name and Address	Class	Shares Owned	Percent of Class
Stuart Bilton Barrington, IL 60010-5135	N	30,373.667	99.2042%

Post & Co C/O The Bank of New York Mellon Mutual Funds Reorg Department PO Box 1066 Wall St Station New York, NY 10268	I	1,268,996.638	88.6418%

Shareholder Name and Address	Class	Shares Owned	Percent of Class
State Street Nominees Ltd Designation 29J3 525 Ferry Rd Edinburgh, Scotland EH5 2AW	I	152,482.977	10.6512%
Aston/Barings International Fund

Shareholder Name and Address	Class	Shares Owned	Percent of Class
Strafe & Co FAO Credit Suisse Omnibus Mutual Fund PO Box 160 Westerville, OH 43086	I	629,477.263	42.5349%

National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281	I	475,119.985	32.1047%

Strafe & Co FAO FAO lena Pope Fund Custody PO Box 160 Westerville, OH 43086	I	209,433.490	14.1518%

Mitra & Co 11270 West Park Place Suite 400 Milwaukee, WI 53224	I	116,405.020	7.8657%
Aston/Fortis Global Real Estate Fund

Shareholder Name and Address	Class	Shares Owned	Percent of Class
Fortis Investment Mgmt USA Inc 75 State Street Ste 2700 Boston, MA 02109-1866	N	1,951,973.600	91.9002%

Saxon & Co. 8800 Tinicum Blvd Philadelphia, PA 19153-3198	N	143,562.101	6.7590%
Aston/Smart Portfolios Fund

Shareholder Name and Address	Class	Shares Owned	Percent of Class
Charles Schwab & Co. Inc Special Custody Acct for Exclusive of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	N	758,089.734	46.6755%

Shareholder Name and Address	Class	Shares Owned	Percent of Class
National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281	N	736,184.50	45.3268%
Aston/New Century Absolute Return ETF Fund

Shareholder Name and Address	Class	Shares Owned	Percent of Class
Charles Schwab & Co. Inc Special Custody Acct for Exclusive of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	N	792,267.423	48.0656%

National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281	N	91,100.010	5.5269
Aston/MB Enhanced Equity Income Fund

Shareholder Name and Address	Class	Shares Owned	Percent of Class
Charles Schwab & Co. Inc Special Custody Acct for Exclusive of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	N	892,583.470	39.7759%

National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281	N	596,968.213	26.6025%

Independence Trust Company 325 Bridge Street Franklin, TN 37064-2609	N	383,570.266	17.0929%
Aston/Fortis Real Estate Fund

Shareholder Name and Address	Class	Shares Owned	Percent of Class
Charles Schwab & Co. Inc Special Custody Acct for Exclusive of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	N	142,752.851	14.9709%

Shareholder Name and Address	Class	Shares Owned	Percent of Class
Saxon & Co. 8800 Tinicum Blvd Philadelphia, PA 19153-3198	N	103,328.292	10.8363%

National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281	N	97,831.861	10.2599%

Ameritrade Inc For the Exclusive Benefit of our Customers PO Box 2226 Omaha, NE 68103-2226	N	72,967.360	7.6523%

DCGT as TTEE and/or CUST FBO Various Qualified Plans ATTN NPIO Trade Desk 711 High Street Des Moines, IA 50303	N	56,518.614	5.9273%

Saxon & Co. 8800 Tinicum Blvd Philadelphia, PA 19153-3198	N	53,916.886	5.6544%

Bank of America NA TTEE FBO LaSalle Pension Plan & Trust PO Box 831575 Dallas, TX 75283-1575	I	3,549,835.227	92.9575%

State St. Bank & Tr Co FBO ABN AMRO North America Retirement Trust 805 Pennsylvania Ave Kansas City, MO 64105-1340	I	262,823.004	6.8824%
Aston/Montag & Caldwell Balanced Fund

Shareholder Name and Address	Class	Shares Owned	Percent of Class
Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of Its Customers ATTN Service Team 4800 Deer Lake Dr East 3rd Fl Jacksonville, FL 32246	N	286,404.730	27.3133%

Shareholder Name and Address	Class	Shares Owned	Percent of Class
Charles Schwab & Co. Inc Special Custody Acct for Exclusive of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	N	104,208.111	9.9379%

National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281	I	43,035.324	71.4220%

PFPC Trust Co CUST FBO James B. Thomas Rollover IRA Wilmington, DE 19806-1403	I	9,193.068	15.2569%

DCGT as TTEE and/or CUST FBO Various Qualified Plans ATTN NPIO Trade Desk 711 High Street Des Moines, IA 50303	I	3,916.169	6.4993%
Aston Balanced Fund

Shareholder Name and Address	Class	Shares Owned	Percent of Class
DCGT as TTEE and/or CUST FBO Various Qualified Plans ATTN NPIO Trade Desk 711 High Street Des Moines, IA 50303	N	1,583,980.880	45.8532%
Aston/TCH Fixed Income Fund

Shareholder Name and Address	Class	Shares Owned	Percent of Class
DCGT as TTEE and/or CUST FBO Various Qualified Plans ATTN NPIO Trade Desk 711 High Street Des Moines, IA 50303	N	1,970,933.177	41.2133%

National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281	N	253,769.483	5.3065%

Shareholder Name and Address	Class	Shares Owned	Percent of Class
National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281	I	1,501,009.070	53.2107%

DCGT as TTEE and/or CUST FBO Various Qualified Plans ATTN NPIO Trade Desk 711 High Street Des Moines, IA 50303	I	1,116,027.608	39.5631%

Wells Fargo Bank NA FBO PO Box 1533 Minneapolis, MN 55480	I	168,266.265	5.9650%
Aston/Fortis Investor Money Market Fund

Shareholder Name and Address	Class	Shares Owned	Percent of Class
DCGT as TTEE and/or CUST FBO Various Qualified Plans ATTN NPIO Trade Desk 711 High Street Des Moines, IA 50303	N	2,536,309.700	7.8382%

Principal Trust Company FBO Def Comp of Isle of Capri Casino ATTN Susan Saggione 1013 Center Road Wilmington, DE 19805	N	2,256,915.220	6.9748%
Fortis Tax-Exempt Money Market Fund

Shareholder Name and Address	Class	Shares Owned	Percent of Class
PFPC Trust Co CUST Rollover IRA FBO Nancy Moore Warwick, NY 10990	S	158,984.490	56.9177%

Bruce Crown TTEE Bruce A. Crown Grantors Trust Chicago, IL 60610-4466	S	63,993.170	22.9101%

PFPC Trust Co CUST IRA FBO Andrew R. Gelman Chicago, IL 60637-1717	S	19,263.760	6.8966%

Laba & Co ATTN Mutual Funds Operations 135 South LaSalle Street Chicago, IL 60603	I	120,498,942.850	95.6090%

Fortis Government Money Market Fund

Shareholder Name and Address	Class	Shares Owned	Percent of Class
National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281	S	200,996.640	18.1015%

PFPC Trust Co CUST FBO Jennifer F. Brawley IRA Rollover Claremont, CA 91711-4716	S	185,382.580	16.6953%

PFPC Trust Co CUST FBO Deborah S. Smith IRA Rollover Charlotte, NC 28214	S	169,286.770	15.2458%

Catholic Social Services of St. Clair County 2601 13th Street Port Huron, MI 48060-6593	S	114,280.040	10.2919%

PFPC Trust Co CUST FBO Robert J. Milonas Rollover IRA Saint Louis, MO 63123-4841	S	84,820.060	7.6388%

Laba & Co ATTN Mutual Funds Operations 135 South LaSalle Street Chicago, IL 60603	I	279,442,238.130	85.4825%

DCGT as TTEE and/or CUST FBO Various Qualified Plans ATTN NPIO Trade Desk 711 High Street Des Moines, IA 50303	I	31,189,078.330	9.5409%
Fortis Treasury Money Market Fund

Shareholder Name and Address	Class	Shares Owned	Percent of Class
NASR Enterprise LLC 2562 Silver State Parkway Suite F2 Minden, NV 89423-8937	S	427,524.400	48.2764%

PFPC Trust Co CUST Rollover IRA FBO Timothy M. Redmon Willow Springs, IL 60480	S	107,905.860	12.1848%

Shareholder Name and Address	Class	Shares Owned	Percent of Class
PFPC Trust Co CUST FBO Robert J Milonas Rollover IRA Saint Louis, MO 63123-4841	S	84,250.580	9.5137%

Laba & Co ATTN Mutual Funds Operations Omnibus Account 135 South LaSalle Street Chicago, IL 60603	I	134,639,318.910	99.4969%
Fortis Institutional Prime Money Market Fund

Shareholder Name and Address	Class	Shares Owned	Percent of Class
Laba & Co ATTN Mutual Funds Operations 135 South LaSalle Street Chicago, IL 60603	Y	1,096,889,910.530	65.0085%

Mellon Bank ATTN Pamela Palmer One Mellon Bank Center 4th Floor Pittsburgh, PA 15258-0001	Y	208,932,842.800	12.3827%

M&I Trust Maril & Co ABN AMRO Inv Trust ATTN ACM Department 11270 W Park Place, Suite 400 Milwaukee, WI 53224-3625	Y	172,060,546.230	10.1974%

Mellon Financial Markets LLC FBO United Health Group One Mellon Center 500 Grant Street, Suite 0475 Pittsburgh, PA 15258-0001	Y	85,080,552.410	5.0424%

Equipment Financing & Leasing Corporation 2005 Hamlin Road, Suite 200 Rochester Hills, MI 48309-3380	YS	1,299,039.840	17.6950%

Michigan Soft Drink Association 124 West Allegan Street, Suite 634 Lansing, MI 48933-1707	YS	987,149.540	13.4466%

Laba & Co ATTN Mutual Funds Operations 135 South LaSalle Street Chicago, IL 60603	YS	458,432.430	6.2446%

Shareholder Name and Address	Class	Shares Owned	Percent of Class
Christ Church 2500 Breton Road SE Grand Rapids, MI 49546-5630	YS	401,136.690	5.4641%

Chain -SYS Corporation 8530 Ember Glen Pass Lansing, MI 48917-8844	YS	384,414.900	5.2364%

INVESTMENT ADVISORY AND OTHER SERVICES
The Investment Advisers
     As described in the prospectuses, the Trust employs Aston Asset Management LLC (“Aston” or the “Investment Adviser”) to manage the investment and reinvestment of the assets of the Funds (except the Fortis Money Market Funds) and to continuously review, supervise and administer the Funds’ investment programs under an Investment Advisory Agreement dated November 30, 2006. Aston has engaged various subadvisers to manage the day-to-day operations of the Funds.
     The advisory services provided by the Investment Adviser for each Fund and the fees received by it for such services for the Fund’s most recent fiscal year are described in the Prospectuses.
     Aston, a majority owned subsidiary of Highbury Financial Inc. (“Highbury”), was formed in April 2006 for the purpose of acquiring the U.S. mutual fund and separately managed account business of ABN AMRO Asset Management, Inc. and its affiliates as part of an asset purchase agreement dated April 20, 2006 (the “Strategic Transaction”). Aston is located at 120 N. LaSalle Street, 25th Floor, Chicago, Illinois 60602. As of December 31, 2008, Aston had approximately $3.4 billion in assets under management.
     Highbury was formed on July 13, 2005 as a blank-check company for the purpose of acquiring one or more financial services businesses. Highbury’s registration statement for its initial public offering of its common stock was declared effective by the SEC on January 25, 2006, and the offering generated net proceeds of approximately $43.8 million. The common stock of Highbury is publicly traded in the over-the-counter market under the symbol HBRF.
     For the services provided and the expenses assumed pursuant to the Investment Advisory Agreement with Aston, Aston receives a fee based on each Fund’s average daily net assets, computed daily and payable monthly, at the following annual rates:

Gross Advisory Fee
(as a % of average daily net
Fund	assets)
Aston/Montag & Caldwell Growth	0.80% for the first $800 million 0.60% over $800 million
Aston/Veredus Select Growth	0.80%
Aston Growth	0.70%
Aston/Optimum Large Cap Opportunity	0.80%
Aston Value	0.80%
Aston/TAMRO All Cap	0.80%
Aston/River Road Dividend All Cap Value	0.70%
Aston/Optimum Mid Cap	0.80% for the first $100 million 0.75% for next $300 million 0.70% over $400 million
Aston/Montag & Caldwell Mid Cap Growth	0.85%
Aston/Cardinal Mid Cap Value	0.90%
Aston/River Road Small-Mid Cap	1.00%
Aston/Veredus Aggressive Growth	1.00%
Aston/TAMRO Small Cap	0.90%
Aston/River Road Small Cap Value	0.90%
Aston/Neptune International Fund	1.00%
Aston/Barings International	1.00%
Aston/Fortis Global Real Estate	1.00%
Aston/Smart Portfolios	0.80%
Aston/New Century Absolute Return ETF*	1.00%
Aston/MB Enhanced Equity Income	0.70%
Aston/Fortis Real Estate	1.00%
Aston/Montag & Caldwell Balanced	0.75%
Aston Balanced	0.70%
Aston/TCH Fixed Income	0.55%

*	The subadviser has agreed that for the period from the Fund’s commencement of operations through, and including, December 31, 2008, and for each subsequent full calendar year of operations thereafter, if in any such period the Fund had a total return (before taxes) of less than zero, then the subadviser will waive its fee in its entirety for the next succeeding calendar year. For any period when this waiver is in effect, the adviser has agreed to reduce its advisory fee to 0.15%. For the period ended December 31, 2008, the Fund’s total return was less than zero, therefore the adviser will reduce its advisory fee to 0.15% for the 2009 calendar year.
     Fortis Investment Management USA, Inc. (“FIM,” “Investment Adviser” or collectively with Aston, the “Investment Advisers”) serves as the investment adviser for the Fortis Money Market Funds. FIM is located at 75 State Street, Boston, Massachusetts 02109. Prior to August 1, 2008, ABN AMRO Asset Management, Inc. (“AAAM”) or its predecessors served as the investment adviser to each Fortis Money Market Fund since its inception. On August 1, 2008, AAAM was merged into FIM and FIM became the Money Market Funds’ adviser, which was the final stage of a series of transactions in connection with the completion of a tender offer for substantially all of the shares of ABN AMRO Holdings N.V., AAAM’s ultimate parent company, by a consortium including Fortis N.V. In October 2008, Fortis SA/NV and Fortis NV (“Fortis”), the ultimate parent companies of Fortis Bank SA/NV (“Fortis Bank”), announced that the Belgian government had acquired substantially all of the outstanding capital and voting rights of Fortis Bank (the “Nationalization”).
     Since October 2008, the Belgian government has owned substantially all of the outstanding capital and voting rights of Fortis Bank pending a sale to a private buyer. Fortis Bank and its affiliates subsequently announced a transaction in which BNP Paribas SA would acquire approximately 75% of the outstanding capital and voting rights of Fortis Bank. The BNP Paribas transaction is subject to legal challenges and numerous closing conditions, and remains pending as of the date of this SAI.

     For the services provided and the expenses assumed pursuant to the investment advisory agreement between the Fortis Money Market Funds and FIM, FIM receives a fee based on each Fund’s average daily net assets, computed daily and payable monthly, at the following annual rates:

Gross Advisory Fee
(as a % of average
Fund	daily net assets)
Aston/Fortis Investor Money Market	0.40%
Fortis Government Money Market	0.20%
Fortis Tax-Exempt Money Market	0.35%
Fortis Treasury Money Market	0.35%
Fortis Institutional Prime Money Market	0.10%
     Aston has entered into an Expense Limitation Agreement with the Trust, on behalf of each Fund, through February 28, 2010, for the following Funds:

Fund	Class I	Class N
Aston/Veredus Select Growth Fund	1.05%	1.30%
Aston/TAMRO All Cap Fund	—	1.20%
Aston Value Fund	0.82%	1.07%
Aston/River Road Dividend All Cap Value Fund	1.05%	1.30%
Aston/Optimum Mid Cap Fund	1.15%	1.40%
Aston/Veredus Aggressive Growth Fund	1.24%	1.49%
Aston/River Road Small Cap Value Fund	1.25%	1.50%
Aston/Fortis Real Estate Fund	1.12%	1.37%
Aston/TCH Fixed Income Fund	0.49%	0.74%
     Aston has entered into an Expense Reimbursement Agreement with the Trust, on behalf of each Fund, through February 28, 2010, for the following Funds:

Fund	Class I	Class N
Aston/Optimum Large Cap Opportunity Fund	—	1.40%
Aston/Montag & Caldwell Mid Cap Growth Fund	—	1.40%
Aston/Cardinal Mid Cap Value Fund	—	1.40%
Aston/River Road Small-Mid Cap Fund	1.25%	1.50%
Aston/Neptune International Fund	1.02%	1.27%
Aston/Barings International Fund	1.25%	—
Aston/Fortis Global Real Estate Fund	—	1.50%
Aston/Smart Portfolios Fund	—	1.30%
Aston/New Century Absolute Return ETF Fund	—	1.50%
Aston/MB Enhanced Equity Income Fund	—	1.10%
     In connection with the Expense Reimbursement Agreement for each Fund (and its related classes) listed above, each Fund has agreed that during any of the first three years subsequent to a Fund’s commencement of operations for a period of up to three years from the date following any waiver or reimbursement by Aston to repay such amount to the extent that the Fund’s expense ratio, not including acquired fund fees and expenses, remains below the operating expense cap after such reimbursement.

     FIM has entered into an Expense Limitation Agreement with the Trust, through February 28, 2010 for the following Funds:

Fund	Class I	Class S
Fortis Government Money Market Fund	0.31%	0.63%
Fortis Tax-Exempt Money Market Fund	0.33%	0.58%
Fortis Treasury Money Market Fund	0.36%	0.61%
     Aston may from time to time voluntarily waive a portion of its advisory fees with respect to the Funds and/or reimburse a portion of the Funds’ expenses. These voluntary waivers do not include fees and expenses from investment in other investment companies (acquired funds) or interest expense. Aston may terminate such voluntary waivers/reimbursements at any time. Aston has agreed to voluntarily waive management fees and/or reimburse expenses for the following funds:

Fund	Class I	Class N
Aston/Montag& Caldwell Balanced Fund	1.10%	1.35%
Aston Value Fund	0.82%	1.07%
Aston/Barings International Fund	1.15%	—
Aston Balanced Fund	—	1.50%

The investment advisory fees earned and waived by the investment adviser for each Fund for the fiscal years ended October 31, 2008, October 31, 2007 and October 31, 2006 as well as any fees waived or expenses reimbursed, are set forth below.
Fiscal year ended October 31, 2008

	Gross
	Advisory		Net Advisory
	Fees Earned	Waived	Fees After Fee	Reimbursed
Fund	by Advisers	Fees	Waivers	Expenses
Aston/Montag & Caldwell Growth Fund	$-12,363,067	$—	$-12,363,067	$—
Aston/Veredus Select Growth Fund	-725,571	-(31,940)	-693,631	—
Aston Growth Fund	-2,075,514	-(16,524)	-2,058,990	—
Aston/Optimum Large Cap Opportunity Fund	-124,154	-(119,883)	-4,271	—
Aston Value Fund	-2,531,877	-(522,630)	-2,009,247	—
Aston/TAMRO All Cap Fund	-100,042	-(85,322)	-14,720	—
Aston/River Road Dividend All Cap Value Fund	-309,748	-(23,150)	-286,598	—
Aston/Optimum Mid Cap Fund	-6,546,722	—	-6,546,722	—
Aston/Montag & Caldwell Mid Cap Growth Fund(1)	-19,097	-(19,097)	—	-(79,711)
Aston/Cardinal Mid Cap Value Fund(1)	-9,463	-(9,463)	—	-(93,601)
Aston/River Road Small-Mid Cap Fund	-783,304	-(44,979)	-738,325	—
Aston/Veredus Aggressive Growth Fund	-1,347,936	-(72,302)	-1,275,634	—
Aston/TAMRO Small Cap Fund	-3,336,623	-(69,983)	-3,266,640	—
Aston/River Road Small Cap Value Fund	-2,546,901	—	-2,546,901	—
Aston/Barings International Fund(1)	-62,915	-(62,915)	—	-(111,373)
Aston/Neptune International Fund	-91,726	-(91,726)	—	-(89,973)
Aston/Fortis Global Real Estate Fund	-175,972	-(133,031)	-42,941	—
Aston/Smart Portfolios Fund(2)	-22,154	-(22,154)	—	-(83,175)
Aston/New Century Absolute Return ETF Fund(3),(5)	-42,774	-(42,774)	—	-(54,309)
Aston/MB Enhanced Equity Income Fund(4)	-69,706	-(69,706)	—	-(58,235)
Aston/Fortis Real Estate Fund	-555,268	-(111,488)	-443,780	—
Aston/Montag & Caldwell Balanced Fund	-138,320	-(72,576)	-65,744	—
Aston Balanced Fund	-184,165	—	-184,165	—
Aston/TCH Fixed Income Fund	-461,420	-(346,661)	-114,759	—
Aston/Fortis Investor Money Market Fund	-136,939	—	-139,939	—
Fortis Government Money Market Fund	-731,241	-(16,360)	-714,881	— (9)
Fortis Tax-Exempt Money Market Fund	-919,145	-(404,473)	-514,672	—
Fortis Treasury Money Market Fund	-721,879	-(359,011)	-362,868	-(16,461)
Fortis Institutional Prime Money Market Fund	-1,889,085	—	-1,889,085	—

(1)	Aston/Montag & Caldwell Mid Cap Growth Fund, Aston/Cardinal Mid Cap Value Fund and Aston/Barings International Fund commenced operations on November 2, 2007.

(2)	Aston/Smart Portfolios Fund commenced operations on January 10, 2008.

(3)	Aston/New Century Absolute Return ETF Fund commenced operations on March 14, 2008.

(4)	Aston/MB Enhanced Equity Income Fund commenced operations on January 15, 2008.

     Fiscal year ended October 31, 2007

	Gross
	Advisory Fees		Net Advisory
	Earned by	Waived	Fees After Fee	Reimbursed
Fund	Advisers	Fees	Waivers	Expenses
Aston/Montag & Caldwell Growth Fund(1)	$13,171,967	$—	$13,171,967	$—
Aston Growth Fund(1)	4,537,408	—	4,537,408	—
Aston/Veredus Select Growth Fund(1)	328,522	(90,594)	237,928	—

Aston/Optimum Large Cap Opportunity Fund(2)	95,238	(95,238)	—	(44,354)
Aston/TAMRO All Cap Fund(1)	125,112	(84,623)	40,489	—
Aston Value Fund(1)	3,150,174	(872,218)	2,277,956	—

Aston/River Road Dividend All Cap Value Fund(1)	234,559	(76,712)	158,387	—
Aston/Optimum Mid Cap Fund	5,905,944	—	5,905,944	—
Aston/River Road Small-Mid Cap Fund(3)	63,321	(63,321)	—	(35,205)
Aston/Veredus Aggressive Growth Fund(1)	2,957,861	—	2,957,861	—
Aston/TAMRO Small Cap Fund(1)	3,114,389	(108,979)	3,005,410	—
Aston/River Road Small Cap Value Fund(1)	2,856,920	—	2,856,920	—
Aston/Fortis Real Estate Fund(1)	1,118,165	(96,979)	1,021,186	—

Aston/Fortis Global Real Estate Fund(4)	49,993	(42,416)	7,577	—
Aston/Neptune International Fund(4)	4,613	(4,613)	—	(43,689)
Aston/Montag & Caldwell Balanced Fund(1)	165,101	(79,957)	85,144	—
Aston Balanced Fund(1)	298,963	—	298,963	—
Aston/TCH Fixed Income Fund(1)	552,489	(312,985)	239,504	—

Aston/Fortis Investor Money Market Fund	242,791	—	242,791	—

Fortis Government Money Market Fund	928,819	—	928,819	—

Fortis Tax-Exempt Money Market Fund	997,521	(420,297)	577,224	—
Fortis Treasury Money Market Fund	364,275	(227,321)	136,954	—
Fortis Institutional Prime Money Market Fund	2,347,423	—	2,347,423	—

(1)	Prior to December 1, 2006, each subadviser served as the investment adviser to the Fund. With respect to FIM, its predecessor served as investment adviser to the Fund.

(2)	The Aston/Optimum Large Cap Opportunity Fund commenced operations on December 28, 2006.

(3)	The Aston/River Road Small-Mid Cap Fund commenced operations on March 28, 2007.

(4)	The Aston/Fortis Global Real Estate Fund and Aston/Neptune International Fund commenced operations on August 3, 2007 and August 6, 2007, respectively.

     Fiscal year ended October 31, 2006

	Gross
	Advisory		Net Advisory
	Fees Earned	Waived	Fees After Fee	Reimbursed
Fund	by Advisers	Fees	Waivers	Expenses
Aston/Montag & Caldwell Growth Fund(1)	$15,701,539	$—	$15,701,539	$—
Aston Growth Fund(1)	7,425,844	—	7,425,844	—
Aston/Veredus Select Growth Fund(1)	212,039	(117,947)	94,092	—
Aston/TAMRO All Cap Fund(1)	153,760	(63,426)	90,334	—
Aston Value Fund(1),(2)	2,559,423	(708,841)	1,850,582	—
Aston/River Road Dividend All Cap Value Fund(1)	53,131	(53,131)	—	(36,432)
Aston/Optimum Mid Cap Fund	4,870,333	—	4,870,333	—
Aston/TAMRO Small Cap Fund(1)	1,668,134	(220,883)	1,447,251	—
Aston/River Road Small Cap Value Fund(1)	399,699	(157,761)	241,938	—
Aston/Fortis Real Estate Fund(1),(2)	1,025,806	(94,064)	931,742	—
Aston/Veredus Aggressive Growth Fund(1)	6,741,085	—	6,741,085	—
Aston/Montag & Caldwell Balanced Fund(1)	370,227	—	370,227	—
Aston Balanced Fund(1)	634,456	—	634,456	—
Aston/TCH Fixed Income Fund(1)	892,032	(353,812)	538,220	—

Aston/Fortis Investor Money Market Fund	399,969	—	399,969	—
Fortis Government Money Market Fund	982,518	—	982,518	—
Fortis Tax-Exempt Money Market Fund	1,030,909	(382,909)	648,000	—

Fortis Treasury Money Market Fund	596,285	(221,478)	374,807	—
Fortis Institutional Prime Money Market Fund	2,486,473	—	2,486,473	—

(1)	Prior to December 1, 2006, each subadviser served as the investment adviser to the Fund. With respect to FIM, a predecessor served as investment adviser to the Fund.

(2)	Prior to January 1, 2006, ABN AMRO Asset Management (USA) LLC (“AAAM LLC”) was the investment adviser to Aston Value Fund and Aston/Fortis Real Estate Fund. On January 1, 2006, AAAM LLC merged into AAAM. From January 1, 2006 until November 30, 2006, AAAM assumed AAAM LLC’s responsibilities under AAAM LLC’s investment advisory agreements with the Funds and related Sub-Investment Advisory agreements and became the Funds’ Investment Adviser.

     Under the Investment Advisory Agreement and the investment advisory agreements between FIM and the Trust on behalf of each of Aston/Fortis Investor Money Market Fund, Fortis Government Money Market Fund, Fortis Tax-Exempt Money Market Fund, Fortis Treasury Money Market Fund and Fortis Institutional Prime Money Market Fund (the “Investment Advisory Agreements”), the Investment Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Trust or a Fund in connection with the performance of the Investment Advisory Agreements, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its duties and obligations thereunder.
     The Investment Advisory Agreements between the Trust and Aston are terminable with respect to a Fund by vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of a Fund, at any time without penalty, on 60 days’ written notice to Aston. The Investment Advisory Agreements between the Trust and FIM are terminable with respect to a Fund by vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of a Fund, at any time without penalty, on 10 days’ written notice to FIM. Aston or Fortis may also terminate its advisory relationship with respect to a

Fund on 60 days’ written notice to the Trust. The Investment Advisory Agreements terminate automatically in the event of their assignment.
     Under the Investment Advisory Agreements, each investment adviser shall: (i) manage the investment and reinvestment of the assets of the Funds, (ii) continuously review, supervise and administer the investment program of the Funds, (iii) determine in its discretion, the assets to be held uninvested, (iv) provide the Trust with records concerning the Investment Adviser’s activities which are required to be maintained by the Trust and (v) render regular reports to the Trust’s officers and Board of Trustees concerning the Investment Adviser’s discharge of the foregoing responsibilities. Each Investment Adviser shall discharge the foregoing responsibilities subject to the oversight of the Trust’s officers and the Board of Trustees and in compliance with the objectives, policies and limitations set forth in the Trust’s then effective prospectuses and SAI.
     The Investment Advisory Agreements continue in effect for each Fund from year to year for so long as its continuation is approved at least annually (a) by a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Fund or (b) by the shareholders of the Fund or the Board of Trustees.
     The Investment Advisory Agreement with Aston also provides that Aston shall have the authority, subject to applicable provisions of the 1940 Act and the regulations thereunder, to select one or more subadvisers to provide day-to-day portfolio management with respect to all or a portion of the assets of any of the Funds and to allocate and reallocate the assets of a Fund between and among any subadviser so selected pursuant to a “manager of managers” structure. Under this structure, Aston also has the authority to retain and terminate subadvisers, engage new subadvisers and make material revisions to the terms of the Sub-Investment Advisory Agreements subject to approval of the Board of Trustees, but not shareholder approval.
     As described above, Aston is paid an annual management fee based on the average daily net assets of a Fund. Out of its fee, Aston pays the Subadviser(s) of each Fund. Fees paid to a Subadviser of a Fund with multiple Subadvisers will depend upon the fee rate negotiated with Aston and upon the percentage of the Fund’s assets allocated to that Subadviser by Aston. Because Aston will pay each Subadviser’s fees out of its own fees from the Funds, there will not be any “duplication” of advisory fees paid by the Funds.
The Subadvisers
     On November 30, 2006, Aston entered into Sub-Investment Advisory Agreements with MFS Institutional Advisors Inc. (“MFS”) (on behalf of Aston Value Fund) and Optimum Investment Advisors, LLC (“Optimum”) (on behalf of Aston/Optimum Mid Cap Fund). On December 26, 2006, Aston entered into a Sub-Investment Advisory Agreement with Optimum on behalf of Aston/Optimum Large Cap Opportunity Fund. On June 30, 2007, Aston entered into a new subadvisory agreement with Tasho Investment, LLC (on behalf of Aston/TAMRO All Cap Fund and Aston/TAMRO Small Cap Fund.) On July 20, 2007, Aston entered into a Sub-Investment Advisory Agreement with Neptune Investment Management Limited (“Neptune”) on behalf of Aston/Neptune International Fund. On October 17, 2007, Aston entered into Sub-Investment Advisory Agreements with FIM (on behalf of Aston/Fortis Real Estate Fund and Aston/Fortis Global Real Estate Fund); Montag & Caldwell, Inc. (“Montag & Caldwell”) (on behalf of Aston/Montag & Caldwell Growth Fund and Aston/Montag & Caldwell Balanced Fund); Veredus Asset Management LLC (“Veredus”) (on behalf of Aston/Veredus Aggressive Growth Fund and Aston/Veredus Select Growth Fund); River Road Asset Management, LLC (“River Road”) (on behalf of Aston/River Road Dividend All Cap Value Fund, Aston/River Road Small Cap Value Fund and Aston/River Road Small-Mid Cap Fund. As of November 1, 2007, Aston entered into Sub-

Investment Advisory Agreements with Baring International Investment Limited (“Barings”) (on behalf of Aston/Barings International Fund), Cardinal Capital Management, L.L.C. (“Cardinal”) (on behalf of Aston/Cardinal Mid Cap Value Fund) and Montag & Caldwell (on behalf of Aston/Montag & Caldwell Mid Cap Growth Fund). On January 1, 2008, Aston entered into a Sub-Investment Advisory Agreement with Montag & Caldwell on behalf of Aston Growth Fund and the equity portion of Aston Balanced Fund. On January 7, 2008, Aston entered into a Sub-Investment Advisory Agreement with Smart Portfolios, LLC (“Smart”) on behalf of Aston/Smart Portfolios Fund. On January 9, 2008, Aston entered into a Sub-Investment Advisory Agreement with MB Investment Partners, Inc. (“MB”) on behalf of Aston/MB Enhanced Equity Income Fund. On February 29, 2008, Aston entered into a Sub-Investment Advisory Agreement with New Century Capital Management, LLC (“New Century”) on behalf of Aston/New Century Absolute Return ETF Fund. On December 3, 2008 Aston entered into a Sub-Investment Advisory Agreement with Taplin, Canida and Habacht, LLC (“TCH”) (on behalf of Aston/TCH Fixed Income Fund and the fixed income portion of Aston Balanced Fund).
     Under each Sub-Investment Advisory Agreement, each Subadviser manages a portfolio of the Fund, selects investments and places all orders for purchases and sales of that Fund’s securities, subject to the general oversight of the Board of Trustees of the Trust and the Investment Adviser. In addition, except as may otherwise be prohibited by law or regulation, a Subadviser may, in its discretion and from time to time, waive a portion of its fee.
     Each Sub-Investment Advisory Agreement provides that neither a Subadviser nor any of its directors, officers, stockholders, agents or employees shall have any liability to a Fund or any shareholder of a Fund for any error of judgment, mistake of law, or any loss arising out of any investment, or for any other act or omission in the performance by a Subadviser of its duties under the Sub-Investment Advisory Agreement except for liability resulting from willful misfeasance, bad faith, or negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Sub-Investment Advisory Agreement. Each of the Sub-Investment Advisory Agreements continues for the same term as the Investment Advisory Agreement and is subject to the same requirements for renewal.
     For the services provided pursuant to the Sub-Investment Advisory Agreements, the Investment Adviser pays each Subadviser a fee computed daily and payable monthly, as described below. In addition, under certain circumstances, a Subadviser may be obligated to pay Aston in the event the formula below results in a negative amount.

Fund	Sub-Investment Advisory Fee
Aston/Montag & Caldwell Growth Fund	50% of: Advisory Fee Less Expense Waivers/Reimbursements and Payments to Third-Party Intermediaries

Aston/Veredus Select Growth Fund	50% of: Advisory Fee Less Expense Waivers/Reimbursements and Payments to Third-Party Intermediaries

Aston Growth Fund	50% of: Advisory Fee Less Expense Waivers/Reimbursements and Payments to Third-Party Intermediaries

Aston/Optimum Large Cap Opportunity Fund	50% of: Advisory Fee Less Expense Waivers/Reimbursements and Payments to Third-Party Intermediaries

Aston Value Fund	0.40% of 1st $125 million
0.30% over $125 million

Aston/TAMRO All Cap Fund	50% of: Advisory Fee Less Expense Waivers/Reimbursements and Payments to Third-Party Intermediaries

Aston/River Road Dividend All Cap Value Fund	50% of: Advisory Fee Less Expense Waivers/Reimbursements and Payments to Third-Party Intermediaries

Aston/Optimum Mid Cap Fund	0.30% for the first $100 million
0.25% for the next $300 million
0.20% for the next $400 million
0.30% over $1 billion

Aston/Montag & Caldwell Mid Cap Growth Fund	50% of: Advisory Fee Less Expense Waivers/Reimbursements and Payments to Third-Party Intermediaries

Aston/Cardinal Mid Cap Value Fund	50% of: Advisory Fee Less Expense Waivers/Reimbursements and Payments to Third-Party Intermediaries

Aston/River Road Small-Mid Cap Fund	50% of: Advisory Fee Less Expense Waivers/Reimbursements and Payments to Third-Party Intermediaries

Aston/Veredus Aggressive Growth Fund	50% of: Advisory Fee Less Expense Waivers/Reimbursements and Payments to Third-Party Intermediaries

Aston/TAMRO Small Cap Fund*	50% of: Advisory Fee Less Expense Waivers/Reimbursements and Payments to Third-Party Intermediaries

Fund	Sub-Investment Advisory Fee
Aston/River Road Small Cap Value Fund	50% of: Advisory Fee Less Expense Waivers/Reimbursements and Payments to Third-Party Intermediaries

Aston/Barings International Fund	50% of: Advisory Fee Less Expense Waivers/Reimbursements and Payments to Third-Party Intermediaries

Aston/Neptune International Fund	50% of: Advisory Fee Less Expense Waivers/Reimbursements and Payments to Third-Party Intermediaries

Aston/Fortis Global Real Estate Fund	50% of: Advisory Fee Less Expense Waivers/Reimbursements and Payments to Third-Party Intermediaries (the “Base Fee Rate”), subject to the Adjusted Fee Rate discussed below

Aston/Smart Portfolios Fund	50% of: Advisory Fee Less Expense Waivers/Reimbursements and Payments to Third-Party Intermediaries

Aston/New Century Absolute Return ETF Fund**	50% of: Advisory Fee Less Expense Waivers/Reimbursements and Payments to Third-Party Intermediaries

Aston/MB Enhanced Equity Income Fund	50% of: Advisory Fee Less Expense Waivers/Reimbursements and Payments to Third-Party Intermediaries

Aston/Fortis Real Estate Fund	50% of: Advisory Fee Less Expense Waivers/Reimbursements and Payments to Third-Party Intermediaries

Aston/Montag & Caldwell Balanced Fund	50% of: Advisory Fee Less Expense Waivers/Reimbursements and Payments to Third-Party Intermediaries

Aston Balanced Fund	50% of: Advisory Fee Less Expense Waivers/Reimbursements and Payments to Third-Party Intermediaries

Aston/TCH Fixed Income Fund	50% of: Advisory Fee Less Expense Waivers/Reimbursements and Payments to Third-Party Intermediaries

*	As of October 1, 2008, the calculation of the sub-investment advisory fee payable to the subadviser for the Aston/TAMRO Small Cap Fund varies based upon the level of average monthly net assets which determines the percentage of Payments to Third Party Intermediaries borne by the subadviser.

**	The subadviser has agreed that for the period from the Aston/New Century Absolute Return ETF Fund’s commencement of operations through, and including, December 31, 2008, and for each subsequent full calendar year of operations thereafter, if any such period the fund has a total return (before taxes) of less than zero, then the subaviser will waive its fee in its entirety for the next succeeding calendar year. For the period ending December 31, 2008, the Fund has a total return of less than zero. For calendar year 2009, the subadviser is waiving its fee.

     With respect to FIM, if the value of assets allocated to FIM with respect to the Aston/Fortis Global Real Estate Fund is greater than $25 million as of the calculation date, the fee payable to the

Subadviser shall be the higher of the Base Fee Rate or the Adjusted Fee Rate. The Adjusted Fee Rate shall mean the average daily net assets of the assets managed by FIM during the period multiplied by an annual rate calculated as follows:

Assets	Annual Rate
Up to $25 million	.00%

Greater than $25 million and up to $50 million	.25%

Greater than $50 million and up to $100 million	.35%

Greater than $100 million	.50%
     Fortis Investment Management USA, Inc.
     Fortis Investment Management USA, Inc., 75 State Street, Boston, Massachusetts 02109, is the sub-investment adviser to Aston/Fortis Global Real Estate Fund and Aston/Fortis Real Estate Fund. FIM is a wholly-owned indirect subsidiary of Fortis Bank.
     The table below shows other accounts for which the portfolio managers of each Fund are jointly and primarily responsible for the day-to-day portfolio management as of January 31, 2009.

			Number of
			Accounts	Assets
			Managed with	Managed with
	Number of	Total Assets	Advisory Fee	Advisory Fee
	Accounts	Managed (in	Based on	Based on
	Managed	millions)	Performance	Performance
Joseph Pavnica[1]
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	8	$934	0	N/A
Other Accounts	9	$1,313	0	N/A

Menno Sloterdidjk[1]
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	10	$1,536	0	N/A
Other Accounts	9	$1,313	0	N/A

Matthew Hoult[1]
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	11	$1,270	0	N/A
Other Accounts	10	$1,320	0	N/A

James Hardman[1]
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	8	$934	0	N/A
Other Accounts	9	$1,313	0	N/A

[1]	Mr. Pavnica and Mr. Hardman are responsible for the management of Aston/Fortis Real Estate Fund; Messrs. Pavnica, Sloterdijk and Hoult are jointly responsible for the management of Aston/Fortis Global Real Estate Fund.

     Compensation. The portfolio managers and analysts total compensation consists of 1) a competitive base salary 2) an annual discretionary performance-based cash bonus and 3) the eligibility to receive a deferred bonus award.
     Base salaries are reviewed annually against peer data from several market compensation survey firms and through other sources e.g. headhunters and industry compensation meetings to assure competitiveness. The discretionary cash bonus awards are based on individual performance, and relevant market bonus levels for the role. If awarded, the cash bonus award for the portfolio manager is based on performance objectives relevant to the portfolio manager’s position and is primarily rewarded on the excess return their portfolios generate versus peer performance and the relevant benchmark. Awards under the deferred bonus plan are granted to the top and key employees within Fortis Investments annually.
     Other bonus criteria may include participation in portfolio company off-sites and conference calls, publishing research, marketing activities, budget management, as well as overall firm profitability.
     Compensation is not based on the value of assets held in the Fund’s portfolio.
     Material Conflicts of Interest. The portfolio managers for each Fund above manage multiple accounts, including their respective Fund. The portfolio managers make decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the portfolio manager believes are applicable to that account. Consequently, the portfolio managers may purchase securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. A portfolio manager may place transactions on behalf of other accounts that are contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for a Fund, both of which have the potential to adversely affect the price paid or received by a Fund or the size of the security position obtainable for a Fund. Fortis Investments has adopted policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients, although there is no assurance that such policies and procedures will adequately address such conflicts.

Montag & Caldwell, Inc.
     Montag & Caldwell is the Subadviser for Aston/Montag & Caldwell Growth Fund, Aston/Montag & Caldwell Mid Cap Growth Fund, Aston/Montag & Caldwell Balanced Fund, Aston Growth Fund and the equity portion of Aston Balanced Fund. Montag & Caldwell is located at 3455 Peachtree Road NE, Suite 1200, Atlanta, Georgia 30326. Montag & Caldwell is a wholly-owned indirect subsidiary of Fortis Bank.
     The table below shows other accounts for which the portfolio manager of the Funds listed above is jointly and primarily responsible for the day-to-day portfolio management as of October 31, 2008.

			Number of	Assets
			Accounts	Managed with
			Managed with	Advisory Fee
	Number of	Total Assets	Advisory Fee	Based on
	Accounts	Managed (in	Based on	Performance
	Managed	millions)	Performance	(In Millions)
Ronald E. Canakaris, CFA[1]
Registered Investment Companies	1	$316	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	7	$946	0	N/A

M. Scott Thompson, CFA[1]
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	0	N/A	0	N/A

Andrew W. Jung, CFA[1]
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	0	N/A	0	N/A

[1]	Mr. Canakaris is responsible for the management of the Aston/Montag & Caldwell Growth Fund, Aston Growth Fund, Aston/Montag & Caldwell Balanced Fund and Aston Balanced Fund (Equity Portion); Messrs. Thompson and Jung are jointly responsible for the management of the Aston/Montag & Caldwell Mid Cap Growth Fund.
     Compensation. Compensation for the portfolio managers includes an annual fixed base salary plus incentive compensation, which may be significantly larger than the base salary. Compensation is determined by the Executive Committee, which is comprised of Montag & Caldwell’s Chairman/President and Chief Executive Officer, and is based on the success of the firm in achieving clients’ investment objectives and providing excellent client service. The portfolio managers may also participate in a bonus arrangement that is partially based on identifying new business prospects and obtaining new clients. Other components of the portfolio managers’ compensation include a 401(k) savings and profit sharing plan. Incentive compensation is not based on performance or the value of assets held in any Fund’s portfolio.
     Compensation is not directly related to the size, growth or fees received from the management of any particular portfolios.
     Material Conflicts of Interest. The portfolio managers for the Funds manage multiple accounts following Montag & Caldwell’s large cap growth, mid cap growth and balanced strategies. The portfolio managers may place transactions on behalf of other accounts that are contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for a Fund to the extent of client restrictions on accounts, both of which have the potential to adversely affect the price paid or received by a Fund or the size of the security position obtainable for a Fund. Some overlap in holdings may exist between Montag & Caldwell’s mid cap growth stratety and its large cap growth strategy. Montag & Caldwell has adopted policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients, including policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. Compensation is not based on the performance of individual client accounts but rather of the firm as a whole and the firm’s Code of Ethics governs personal trading by all employees and contains policies and procedures to ensure that client interests are paramount.
     TAMRO Capital Partners, LLC
     TAMRO Capital Partners, LLC (“TAMRO”) is the Subadviser for Aston/TAMRO All Cap Fund and Aston/TAMRO Small Cap Fund. TAMRO is located at 1660 Duke Street, Alexandria, Virginia 22314. TAMRO is majority-owned by the principals of the firm.
     The table below shows other accounts for which the portfolio manager of the Funds listed above is jointly and primarily responsible for the day-to-day portfolio management as of October 31, 2008.

			Number of	Assets
			Accounts	Managed with
			Managed with	Advisory Fee
	Number of	Total Assets	Advisory Fee	Based on
	Accounts	Managed (in	Based on	Performance
	Managed	millions)	Performance	(In Millions)
Philip D. Tasho, CFA
Registered Investment Companies	2	$115.4	0	N/A
Other Pooled Investment Vehicles	2	$19.2	0	N/A
Other Accounts	139	$264.1	0	N/A
     Compensation. Compensation for the portfolio manager has three components: base salary, performance incentive and profit sharing through equity ownership. The performance incentive is based on an average of the investment performance of the manager’s two strategies (small cap and all cap) relative to peer performance and the relevant benchmarks. A 25% weighting is applied to the one-year return and a 75% weighting is applied to the three-year return. The relevant benchmarks for the manager’s two strategies are the Russell 2000 Index and Russell 3000 Index, respectively. Full performance incentive is awarded for top quartile performance; no incentive payment is given for below median performance and incentive awards are interpolated for performance between the median and the 25th percentile. As an equity owner in the firm, the portfolio manager will receive his proportionate share of the profits of the firm. Firm profitability is driven by assets under management which in turn is driven by investment performance. TAMRO has identified a maximum amount of assets to be managed in the small cap strategy.
     Material Conflicts of Interest. The portfolio manager for the Funds manages multiple accounts, including each respective Fund. The portfolio manager makes decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the portfolio manager believes are applicable to that account. Consequently, the portfolio manager may purchase securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. The portfolio manager may place transactions on behalf of other accounts that are contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for a Fund, both of which have the potential to adversely affect the price paid or received by a Fund or the size of the security position obtainable for a Fund. TAMRO has adopted policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients, although there is no assurance that such policies and procedures will adequately address such conflicts.
     Veredus Asset Management LLC
     Veredus is the Subadviser for Aston/Veredus Aggressive Growth Fund and Aston/Veredus Select Growth Fund. Veredus is located at One Paragon Center, 6060 Dutchmans Lane, Louisville, Kentucky 40205. B. Anthony Weber is the majority shareholder of the firm.
     The table below shows other accounts for which the portfolio managers of the Funds listed above are jointly and primarily responsible for the day-to-day portfolio management as of January 31, 2009.

			Number of	Assets
			Accounts	Managed with
			Managed with	Advisory Fee
	Number of	Total Assets	Advisory Fee	Based on
	Accounts	Managed (in	Based on	Performance
	Managed	millions)	Performance	(In Millions)
B. Anthony Weber[1]
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	1	$5	1	$5
Other Accounts	9	$297	0	N/A

Michael E. Johnson CFA[1]
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	1	$5	1	$5
Other Accounts	9	$297	0	N/A

Charles F. Mercer, Jr. CFA[1]
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	1	$5	1	$5
Other Accounts	9	$297	0	N/A

[1]	Messrs. Weber, Mercer and Johnson are jointly responsible for the management of the Aston/Veredus Select Growth Fund and the Aston/Veredus Aggressive Growth Fund.

     Compensation. Compensation for the portfolio managers listed above includes an annual base salary and a performance/ownership share. The performance/ownership bonus, which typically represents a significant majority of total compensation, is based on each portfolio manager’s ownership share in the firm’s income. Veredus’s income will be determined mainly by the investment performance of accounts in the firm of which the Aston Funds are a significant percentage. Compensation is not directly based on value of assets held in the Fund’s portfolio, and Veredus has already determined the maximum amount of assets that can be managed in each investment style and communicated such amounts to the Funds’ Trustees.
     Material Conflicts of Interest. The portfolio managers for each Fund manage multiple accounts, including their respective Fund and a hedge fund from which Veredus receives a performance based fee and in which members of Veredus have an interest. The portfolio managers make decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the portfolio managers believe are applicable to that account. Consequently, the portfolio managers may purchase securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. A portfolio manager may place transactions on behalf of other accounts that are contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for a Fund, both of which have the potential to adversely affect the price paid or received by a Fund or the size of the security position obtainable for a Fund. Veredus has adopted policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients, although there is no assurance that such policies and procedures will adequately address such conflicts.
     River Road Asset Management, LLC
     River Road is the Subadviser to Aston/River Road Dividend All Cap Value Fund, Aston/River Road Small Cap Value Fund and Aston/River Road Small-Mid Cap Fund. River Road is located at Meidinger Tower, Suite 1600, 462 South Fourth Street, Louisville, Kentucky 40202, and is a wholly-owned subsidiary of River Road Partners, LLC (“RRP”). RRP is wholly-owned by employees of River Road.
     The table below shows other accounts for which the portfolio managers of the Funds listed above are jointly and primarily responsible for the day-to-day portfolio management as of October 31, 2008.

			Number of
			Accounts	Assets
			Managed with	Managed with
	Number of	Total Assets	Advisory Fee	Advisory Fee
	Accounts	Managed (in	Based on	Based on
	Managed	millions)	Performance	Performance
James C. Shircliff, CFA[1]
Registered Investment Companies	1	$211	0	N/A
Other Pooled Investment Vehicles	8	$1,291	0	N/A
Other Accounts	93	$827	0	N/A

Henry Sanders, CFA[1]
Registered Investment Companies	1	$211	0	N/A
Other Pooled Investment Vehicles	8	$1,291	0	N/A
Other Accounts	93	$827	0	N/A

Thomas S. Forsha, CFA[1]
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	5	$1,213	0	N/A
Other Accounts	5	$19	0	N/A

R. Andrew Beck, CFA[1]
Registered Investment Companies	1	$211	0	N/A
Other Pooled Investment Vehicles	3	$78	0	N/A
Other Accounts	93	$808	0	N/A

[1]	Messrs. Shircliff, Sanders and Forsha are jointly responsible for the management of the Aston/River Road Dividend All Cap Value Fund; Messrs. Shircliff, Sanders and Beck are jointly responsible for the management of the Aston/River Road Small Cap Value Fund and Aston/River Road Small-Mid Cap Fund.
     Compensation. Compensation for each portfolio manager listed above includes an annual fixed base salary plus potential incentive compensation up to a pre-determined fixed percentage rate of base salary. Incentive compensation is based on multiple factors, including risk-adjusted 3- and 5-year performance for the strategy composite, versus peer group and benchmark indices. Composite performance criteria are not applied independently for the Fund, but are assumed to be encompassed among the like managed accounts in the strategy composite. The relevant index for Aston/River Road Small Cap Value Fund is the Russell 2000 Value; for Aston/River Road Dynamic Equity Income Fund,

the Russell 3000 Value. The Aston/River Road Small-Mid Cap Fund’s relevant index is the Russell 2500 Value. (In the absence of at least a three-year performance record, a shorter-period may be used.) Additionally, the portfolio managers each own a significant equity interest in River Road and, as such, participate in overall firm profits.
     Material Conflicts of Interest. The portfolio managers for each Fund manage multiple accounts, including their respective Fund. The portfolio managers make decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the portfolio manager believes are applicable to that account. Consequently, the portfolio managers may purchase securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. A portfolio manager may place transactions on behalf of other accounts that are contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for a Fund, both of which have the potential to adversely affect the price paid or received by a Fund or the size of the security position obtainable for a Fund. River Road has adopted policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients, although there is no assurance that such policies and procedures will adequately address such conflicts.
     MFS Institutional Advisors Inc.
     Massachusetts Financial Services Company (MFS) is the Subadviser for Aston Value Fund. MFS is the oldest U.S. mutual fund organization. MFS and its predecessor organizations have managed money since 1924 and founded the first mutual fund in the United States. MFS is a direct subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services organization). The principal address of MFS is 500 Boylston Street, Boston, Massachusetts 02116. Net assets under management of the MFS organization were approximately $161 billion as of September 30, 2008.
     The table below shows other accounts for which the portfolio managers of the Fund are jointly and primarily responsible for the day-to-day portfolio management as of October 31, 2008.

			Number of
			Accounts	Assets
			Managed with	Managed with
	Number of	Total Assets	Advisory Fee	Advisory Fee
	Accounts	Managed (in	Based on	Based on
	Managed	millions)	Performance	Performance
Steven R. Gorham, CFA
Registered Investment Companies	20	$25,965	0	N/A
Other Pooled Investment Vehicles	4	$1,457	0	N/A
Other Accounts	27	$6,783	0	N/A

Nevin P. Chitkara
Registered Investment Companies	20	$25,965	0	N/A
Other Pooled Investment Vehicles	4	$1,457	0	N/A
Other Accounts	27	$6,783	0	N/A

Brooks A. Taylor
Registered Investment Companies	12	$14,637	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	0	N/A	0	N/A

Johnathan W. Sage, CFA
Registered Investment Companies	8	$1,599	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	16	$5,072	0	N/A
     Compensation. Portfolio manager total cash compensation is a combination of base salary and performance bonus:
     Base Salary — Base salary represents a smaller percentage of portfolio manager total cash compensation (generally below 10%) than performance bonus.
Performance Bonus — Generally, the performance bonus represents a majority of portfolio manager total cash compensation.
     The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.
     The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”).
     The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).
     Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.
     Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.
     Material Conflicts of Interest. MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts and has adopted policies and procedures designed to address such potential conflicts.
     The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for the Fund’s portfolio as well as for accounts of the Subadviser or its subsidiaries with similar investment objectives. A Fund’s trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of the Subadviser or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.
     When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, MFS believes that the Fund’s ability to participate in volume transactions will produce better executions for the Fund.
     MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund—for instance, those that pay a higher advisory fee.
     Optimum Investment Advisors, LLC
     Optimum is the Subadviser for Aston/Optimum Large Cap Opportunity Fund and Aston/Optimum Mid Cap Fund. Optimum is an independent registered investment adviser founded in 1990 with offices at 100 South Wacker Drive, Chicago, Illinois 60606 and is majority-owned by Optimum Investment Group, LLC.

     The table below shows other accounts for which the portfolio managers of the Funds listed above is jointly and primarily responsible for the day-to-day portfolio management as of January 31, 2009.

			Number of
			Accounts Managed	Assets Managed
	Number of	Total Assets	with Advisory Fee	with Advisory Fee
	Accounts	Managed	Based on	Based on
	Managed	(in millions)	Performance	Performance
Thyra Zerhusen[1]
Registered Investment Companies	1	$89.9	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	9	$168.4	0	N/A

Andrew J. Goodwin[1]
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	138	$161.8	0	N/A

Keith F. Pinsoneault, CFA[1]
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	253	$91.1	0	N/A

Marie Lorden[1]
Registered Investment Companies	1	$89.9	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	9	$168.4	0	N/A

Mary Pierson[1]
Registered Investment Companies	1	$89.9	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	9	$168.4	0	N/A

[1]	Mses. Zerhusen, Lorden and Pierson are jointly responsible for the management of Aston/Optimum Mid Cap Fund and Messrs. Goodwin and Pinsoneault are jointly responsible for the management of Aston/Optimum Large Cap Opportunity Fund.

     Compensation.
     Aston/Optimum Large Cap Opportunity Fund - Compensation for each portfolio manager includes an annual fixed base salary. In addition, the portfolio managers each own an equity interest in Optimum and, as such, participate in overall firm profits. Compensation is neither based on the value of assets held in the Fund’s portfolio nor related to the performance of the Fund.
     Aston/Optimum Mid Cap Fund — Compensation for the portfolio manager includes an annual fixed base salary, a percentage of revenue derived from the Mid Cap product plus variable incentive compensation that is determined by the relative pre-tax performance of the Fund as compared to the Morningstar Mid Cap Category at year-end (for the 1 and 3 year periods).

     Material Conflicts of Interest. The Portfolio Managers manage other accounts as well as their respective Fund. The Portfolio Managers make investment selections and account transactions consistent with each account’s objective. Such actions may be taken for one account and not another and may result in varying performance among clients. Optimum has in place policies and procedures designed to prevent conflicts among multiple accounts, although there can be no assurance that conflicts may not occur.
     Taplin, Canida & Habacht, LLC
     As of December 1, 2006, TCH is the Subadviser for Aston/TCH Fixed Income Fund and the fixed income portion of Aston Balanced Fund. TCH is a registered investment adviser founded in 1985 with offices at 1001 Brickell Bay Drive, Suite 2100, Miami, Florida 33131. TCH is a majority-owned subsidiary of Marshall & Ilsley Corporation.
     The table below shows other accounts for which the portfolio managers of the Funds listed above are jointly and primarily responsible for the day-to-day portfolio management as of October 31, 2008.

			Number of
			Accounts	Assets
			Managed with	Managed with
	Number of	Total Assets	Advisory Fee	Advisory Fee
	Accounts	Managed (in	Based on	Based on
	Managed	millions)	Performance	Performance
Tere Alvarez Canida[1]
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	79	$7.0	0	N/A

Alan M. Habacht[1]
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	79	$7.0	0	N/A

William J. Canida[1]
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	79	$7.0	0	N/A

[1]	Ms. Canida and Messrs. Habacht and Canida are jointly responsible for the management of Aston/TCH Fixed Income Fund and the fixed income portion of Aston Balanced Fund. All accounts at TCH are managed on a team basis.

     Compensation. Compensation for the portfolio managers listed above includes an annual base salary with an additional bonus based on the profits of the company. The portfolio managers’ compensation is not based on the performance of the individual Funds. Compensation is not directly based on value of assets held in the Funds’ portfolios.
     Material Conflicts of Interest. TCH furnishes investment management and advisory services to others, and TCH shall be at all times free, in its discretion, to make recommendations to others which may be the same as, or may be different from those made to the Funds. It is TCH’s policy to allocate, within its reasonable discretion, investment opportunities to the Funds over a period of time on a fair and equitable basis relative to TCH’s other accounts. TCH, its affiliates, and any officer, director, stockholder, employee or any member of their families may or may not have an interest in the securities whose purchase and sale TCH may recommend, and that such recommendations with respect to securities of the same kind may be the same as or different from the action which TCH, or any of its affiliates, or any partner, officer, director, stockholder, employee, or any member of their families, or other investors may take with respect hereto; provided, however, that TCH shall refrain from rendering any advice or services concerning securities of companies of which any of TCH’s, or affiliates of TCH’s partners, officers, directors, or employees has any economic interest, unless TCH fully discloses such conflict to the client and is authorized upon prior written approval by the client notwithstanding such disclosure.
     TCH may aggregate certain trades done on the behalf of the client with trades in the same security on the same day done on behalf of other clients of TCH that utilize the same broker as the client. The purpose of such aggregation will be to obtain for the client, where possible, a better execution price(s) than would be the case if the client’s transaction were not aggregated with the trades of other clients.
     Neptune Investment Management Limited
     Neptune is the Subadviser for Aston/Neptune International Fund. Neptune is located at 1 Hammersmith Grove, London W6 0NB. Robin Geffen is the majority shareholder of the firm.
     The table below shows other accounts for which the portfolio manager of the Fund is jointly and primarily responsible for the day-to-day portfolio management as of October 31, 2008.

			Number of	Assets
			Accounts	Managed with
			Managed with	Advisory Fee
	Number of	Total Assets	Advisory Fee	Based on
	Accounts	Managed (in	Based on	Performance
	Managed	millions)	Performance	(In Millions)
Robin Geffen
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	10	$2.7	1	$0.6
Other Accounts	6	$0.3	0	N/A
     Compensation. Compensation for the portfolio manager includes salary and discretionary annual bonuses. The portfolio manager also participates in standard company benefits including medical insurance, life insurance and pension contributions. The portfolio manager’s incentive compensation is based on the performance of funds managed, the profitability of funds managed and the portfolio manager’s other contributions to Neptune. Compensation due to the performance of the Fund is determined based on the Fund’s performance relative to its peer group, weighted according to the quartile in which the Fund is ranked for the calendar year. The Fund’s performance is reviewed over 1-, 3-, and 5-years, with a greater weighting on performance within one year. Because a portion of the incentive compensation is based on the profitability of the Fund, the portfolio manager’s compensation is partially based upon the value of assets held in the Fund. The portfolio manager also shares in the pre-tax profits of Neptune.
     Material Conflicts of Interest. The portfolio manager for the Fund manages multiple accounts, including the Fund. The portfolio manager makes decision for each account based on the investment objectives, policies, practices and other relevant investment considerations that the portfolio manager believes are applicable to that account. The company has adopted various procedures to manage potential conflicts including disclosure and consent and adopting procedures designed to ensure fair treatment of all clients. The company may also manage potential conflicts of interest by establishing and maintaining a Chinese wall.

     Baring International Investment Limited
     Barings serves as the Subadviser with respect to the Aston/Barings International Fund. Barings is a subsidiary of Baring Asset Management Limited and is located at 155 Bishopsgate, London, EC2M 3XY, United Kingdom.
     The table below shows other accounts for which the portfolio manager of the Fund is jointly and primarily responsible for the day-to-day portfolio management as of October 31, 2008.

			Number of
			Accounts	Assets
			Managed with	Managed with
	Number of	Total Assets	Advisory Fee	Advisory Fee
	Accounts	Managed (in	Based on	Based on
	Managed	millions)	Performance	Performance
David Bertocchi
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	5	$414.5	0	N/A
Other Accounts	17	$1,221.5	0	N/A
     Compensation. The portfolio manager receives a base salary, an annual bonus and an equity-based long-term incentive award. The compensation structure emphasizes successful firm outcomes and is oriented to make client results more important than title or length of tenure in determining total compensation. Analysis of the one and three year investment performance against the client’s benchmark (MSCI EAFE Index) determines at least 2/3 of the annual bonus, with the 3-year performance accounting for approximately 70% of that amount and the 1-year performance accounting for approximately 30% of that amount. The remainder of the annual bonus is determined by a subjective assessment of the portfolio manger’s investment insights and client service. The equity-based long-term incentive award is calculated by a formula linked to firm revenues, profits, and assets under management.
     Material Conflicts of Interest. The portfolio managers for the Fund manage multiple accounts, including the Fund. The portfolio manager makes decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the portfolio managers believe are applicable to that account. Consequently, the portfolio manager may purchase securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. The portfolio manager may place transactions on behalf of other accounts that are contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the

Fund, both of which have the potential to adversely affect the price paid or received by the Fund or the size of the security position obtainable for the Fund.
     It is possible that an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be a limited opportunity to sell an investment held by the Fund and another account. Barings has procedures designed to ensure fair treatment of clients in the allocation of trades. Barings has adopted policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients, although there is no assurance that such policies and procedures will adequately address such conflicts.
     Cardinal Capital Management, L.L.C.
     Cardinal serves as the Subadviser with respect to the Aston/Cardinal Mid Cap Value Fund. Cardinal is owned by senior investment professionals and controlled by Amy K. Minella. Cardinal is located at One Greenwich Office Park, Greenwich, Connecticut 06831.
     The table below shows other accounts for which the portfolio managers of the Fund are jointly and primarily responsible for the day-to-day portfolio management as of October 31, 2008.

			Number of
			Accounts	Assets
			Managed with	Managed with
	Number of	Total Assets	Advisory Fee	Advisory Fee
	Accounts	Managed (in	Based on	Based on
	Managed	millions)	Performance	Performance
Amy K. Minella
Registered Investment Companies	1	$76.4	0	N/A
Other Pooled Investment Vehicles	2	$40.9	0	N/A
Other Accounts	82	$819.6	0	N/A

Eugene Fox, III
Registered Investment Companies	1	$76.4	0	N/A
Other Pooled Investment Vehicles	2	$40.9	0	N/A
Other Accounts	82	$819.6	0	N/A

Robert B. Kirkpatrick
Registered Investment Companies	1	$76.4	0	N/A
Other Pooled Investment Vehicles	2	$40.9	0	N/A
Other Accounts	82	$819.6	0	N/A
     Compensation. The portfolio managers receive a base salary, an annual bonus and partnership distributions. The annual bonus is based on the net profits of the firm. Portfolio managers also participate in standard company benefits, including a 401(k) plan.
     Material Conflicts of Interest. The portfolio managers for the Fund manage multiple accounts, including the Fund. The portfolio managers make decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the portfolio managers believe are applicable to that account. Consequently, the portfolio managers may purchase securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. A portfolio manager may place transactions on behalf of other accounts that are contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely affect the price paid or received by the Fund or the size of the security position obtainable for the Fund. Cardinal has adopted policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients, although there is no assurance that such policies and procedures will adequately address such conflicts.
     Smart Portfolios, LLC
     Smart serves as the Subadviser to the Aston/Smart Portfolios Fund. Smart was formed in April, 2002 as Asset Labs, LLC. The firm was registered as an investment adviser in 2004 as Star Investment Advisors, LLC and changed its name to Smart Portfolios LLC in 2005. The firm is wholly owned by Shield Holdings, LLC. Shield Holdings, LLC is owned by Bryce James. Smart is located at 17865 Ballinger Way NE, Seattle, Washington 98155.
     The table below shows other accounts for which the portfolio managers of the Fund are jointly and primarily responsible for the day-to-day portfolio management as of October 31, 2008.

			Number of
			Accounts	Assets
			Managed with	Managed with
	Number of	Total Assets	Advisory Fee	Advisory Fee
	Accounts	Managed (in	Based on	Based on
	Managed	millions)	Performance	Performance
Bryce James
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	108	$77.2	108	$77.2

Shawn Bird
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	108	$77.2	108	$77.2

John Rosenthal
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	108	$77.2	108	$77.2
     Compensation. The portfolio managers receive an annual base salary, discretionary bonus and a stock award incentive plan. A portfolio manager’s annual base salary is based on Smart’s evaluation of the market for such portfolio manager’s service to the company and the amount of that portfolio manager’s responsibility. A portfolio manager’s discretionary bonus is determined by the president and majority owner of Smart and is primarily based on the achievement or advancement of the company’s objectives and the efforts of that portfolio manager deemed to be above normal job responsibilities or higher than that normally expected of that portfolio manager. The discretionary bonus may be in the form of cash, deferred profit interests or company shares. Each portfolio manager also receives stock award incentives that are vested evenly over a period of years and redeemable at termination of employment. The stock award incentives are determined at the time of hiring and based on a portfolio manager’s level of responsibility. Additionally, a portfolio manager may receive a bonus on new business generated. Mr. James also has an equity stake in Shield Holdings, LLC and Smart, thus he will benefit from increases in Smart’s income
     Material Conflicts of Interest. Securities positions between the Fund and the Subadviser’s large cap growth equity strategy will overlap by approximately 50%. In addition, all separately managed account portfolios managed in the enhanced equity income strategy will hold the same positions as the

Fund. The Subadviser encounters similar conflicts within and among its other strategies and the separately managed accounts in those strategies. Therefore, the Subadviser employs a trading rotation system for executing orders which is designed to equitably distribute purchase and sale opportunities among the Subadviser’s clients.
     MB Investment Partners, Inc.
     MB Investment Partners, Inc. serves as the Subadviser to the Aston/MB Enhanced Equity Income Fund. MB is solely owned by MB Investment Partners and Associates, LLC. MB is located at 825 Third Avenue, 31st Floor, New York, New York 10022.
     The table below shows other accounts for which the portfolio managers of the Fund are jointly and primarily responsible for the day-to-day portfolio management as of October 31, 2008.

			Number of
			Accounts	Assets
			Managed with	Managed with
	Number of	Total Assets	Advisory Fee	Advisory Fee
	Accounts	Managed (in	Based on	Based on
	Managed	millions)	Performance	Performance
Ronald A. Altman
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	19	$10.46	0	N/A
Paul F. Pfeiffer
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	67	$124.77	0	N/A
     Compensation. Portfolio manager compensation includes a base salary, performance bonus and benefits package. Base salaries and bonuses are determined by MB’s compensation committee. Each portfolio manager’s compensation is based on contributions to the firm with the profitability of MB determining the aggregate amount available for bonuses. Each portfolio manager is also a member of MB Investment Partners and Associates, LLC and receives a portion of his bonus compensation through share ownership in that entity.
     Material Conflicts of Interest. The portfolio managers for the Fund manage multiple accounts, including the Fund. The portfolio managers make decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the portfolio managers believe are applicable to that account. Consequently, the portfolio managers may purchase securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. The portfolio managers may place transactions on behalf of other accounts that are contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely affect the price paid or received by the Fund or the size of the security position obtainable for the Fund. MB has adopted policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients, although there is no assurance that such policies and procedures will adequately address such conflicts.

     New Century Capital Management, LLC
     New Century serves as the Subadviser to Aston/New Century Absolute Return ETF Fund. New Century is wholly owned and controlled by Jim R. Porter. New Century is located at 36 South Washington Street, Hinsdale, Illinois 60521.
     The table below shows other accounts for which the portfolio manager of the Fund is jointly and primarily responsible for the day-to-day portfolio management as of October 31, 2008.

			Number of
			Accounts	Assets
			Managed with	Managed with
	Number of	Total Assets	Advisory Fee	Advisory Fee
	Accounts	Managed (in	Based on	Based on
	Managed	millions)	Performance	Performance
Jim R. Porter
Registered Investment Companies.	0	N/A	0	N/A
Other Pooled Investment Vehicles	1	$2.7	1	$2.7
Other Accounts	32	$19.8	4	$1.9
     Compensation. The portfolio manager receives a fixed annual salary and bonus opportunities that are based on the overall performance of New Century. The portfolio manager also has an equity stake in New Century, thus benefits from increases in the net income of New Century.
     Material Conflicts of Interest. The portfolio manager may manage account for multiple clients. The portfolio manager makes investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. The management of multiple accounts may result in the portfolio manager devoting unequal time and attention to the management of each account. Even where multiple accounts are managed by the portfolio manager within the same investment discipline, however, the Subadviser may take action with respect to one account that may differ from the timing or nature of action taken with respect to another account. Accordingly, the performance of each account managed by a portfolio manager will vary.
     The Subadviser had adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the potential conflicts associated with managing multiple accounts for multiple clients.
     Ownership of Securities. The table below shows the dollar range of equity securities in each Fund beneficially owned by the Fund’s portfolio manager(s) as of October 31, 2008.

Dollar Range of
Fund	Portfolio Manager	Securities in the Fund
Aston/Montag & Caldwell Growth Fund	Ronald Canakaris	Over $1,000,000

Aston/Veredus Select Growth Fund	B. Anthony Weber	$100,001-$500,000
	Charles F. Mercer,	$100,001-$500,000
	Jr. Michael E. Johnson	$0

		Dollar Range of
Fund	Portfolio Manager	Securities in the Fund
Aston Growth Fund	Ronald Canakaris	$0
Aston/Optimum Large Cap Opportunity Fund	Andrew J. Goodwin	$50,001-$100,000
	Keith F. Pinsoneault	$50,001-$100,000

Aston Value Fund	Steve Gorham	$0
	Nevin P. Chitkara	$0
	Brooks A. Taylor	$0
	Jonathan W. Sage	$0

Aston/TAMRO All Cap Fund	Philip Tasho	$500,001-$1,000,000
Aston/River Road Dividend All Cap Value Fund	James C. Shircliff	$100,001-500,000
	Henry Sanders	$100,001-500,000
	Thomas S. Forsha	$10,001-50,000

Aston/Optimum Mid Cap Fund	Thyra Zerhusen	Over $1,000,000
	Marie Lorden	$1-$10,000
	Mary Pierson	$1-$10,000

Aston/Montag & Caldwell Mid Cap Growth	M. Scott Thompson	$100,001-$500,000
Fund	Andrew W. Jung	$10,001-$50,000

Aston/Cardinal Mid Cap Value Fund	Amy K. Minella	$500,001-$1,000,000
	Eugene Fox, III	$0
	Robert B. Kirkpatrick	$0

Aston/River Road Small-Mid Cap Fund	James. C. Shircliff	$100,001-500,000
	R. Andrew Beck Henry Sanders	$0 4 $100,001-500,000

Aston/Veredus Aggressive Growth Fund	B. Anthony Weber	$100,001-$500,000
	Charles F. Mercer, Jr.	$100,001-$500,000
	Michael E. Johnson	$100,001-$500,000

Aston/TAMRO Small Cap Fund	Philip Tasho	$100,001-$500,000
Aston/River Road Small Cap Value Fund	James C. Shircliff	$100,001-500,000
	Henry Sanders	$100,001-500,000
	R. Andrew Beck	$0

Aston/Barings International Fund	David Bertocchi	$0
Aston/Neptune International Fund	Robin Geffen	$0
Aston/Fortis Global Real Estate Fund	Joseph Pavnica	$0
	Menno Sloterdijk	$0
	Matthew Hoult	$0

Aston/Smart Portfolios Fund	Bryce James	$0
	Shawn Bird	$0
	John Rosenthal	$0

Aston/New Century Absolute Return ETF Fund	Jim R. Porter	$50,001-$100,000
Aston/MB Enhanced Equity Income Fund	Ronald A. Altman	$100,001-500,000

		Dollar Range of
Fund	Portfolio Manager	Securities in the Fund
	Paul F. Pfeiffer	$0
Aston/Fortis Real Estate Fund	Joseph Pavnica	$0
	James Hardman

Aston/Montag & Caldwell Balanced Fund	Ronald Canakaris	$0
Aston Balanced Fund	Ronald Canakaris	$0
	Tere Alvarez Canida	$0
	Alan M. Habacht	$0
	William J. Canida	$0

Aston/TCH Fixed Income Fund	Tere Alvarez Canida	$0
	Alan M. Habacht	$0
	William J. Canida	$0

For the fiscal years ended October 31, 2008 and October 31, 2007, Aston Funds paid the following sub-advisory fees to each Fund’s Subadviser:

	Net		Net
Fund	Fees Paid-2008		Fees Paid-2007
Aston/Montag & Caldwell Growth Fund(1)	$5,758,690		$5,602,788
Aston/Veredus Select Growth Fund(1)	337,094		101,192
Aston Growth Fund(1)	862,496		1,714,803
Aston/Optimum Large Cap Opportunity Fund(2)	-	*	-	*
Aston Value Fund	1,075,063		1,254,831
Aston/TAMRO All Cap Fund(1)	-	*	10,391
Aston/River Road Dividend All Cap Value Fund(1)	140,896		76,229
Aston/Optimum Mid Cap Fund	2,051,888		1,732,371
Aston/Montag & Caldwell Mid Cap Growth Fund(3)	-	*	N/A
Aston/Cardinal Mid Cap Value Fund(3)	-	*	N/A
Aston/River Road Small-Mid Cap Fund(4)	365,484		-	*
Aston/Veredus Aggressive Growth Fund(1)	598,914		1,179,484
Aston/TAMRO Small Cap Fund(1)	1,464,391		1,263,758
Aston/River Road Small Cap Value Fund(1)	1,213,390		1,288,151
Aston/Barings International Fund(3)	-	*	N/A
Aston/Neptune International Fund(5)	-	*	-	*
Aston/Fortis Global Real Estate Fund(5)	17,977		3,788
Aston/Smart Portfolios Fund(6)	-	*	N/A
Aston/New Century Absolute Return ETF Fund(7)	-	*	N/A
Aston/MB Enhanced Equity Income Fund(8)	-	*	N/A
Aston/Fortis Real Estate Fund(1)	193,396		435,211
Aston/Montag & Caldwell Balanced Fund(1)	32,041		23,547
Aston Balanced Fund (Equity Portion) (9)	39,954		51,119
Aston Balanced Fund (Fixed Income Portion) (1)	21,839		31,096
Aston/TCH Fixed Income Fund(1)	15,984		66,810

*	The calculation of the sub-advisory fee for each Fund is based upon the formula described on pages 75-76. The formula resulted in a negative amount and therefore no sub-advisory fee was payable for the fiscal year.

(1)	Prior to December 1, 2006, each subadviser served as the investment adviser to the Fund. With respect to FIM, its predecessor served as investment advisor to the Fund.

(2)	Aston/Optimum Large Cap Opportunity Fund commenced operations on December 28, 2006.

(3)	Aston/Barings International Fund, Aston/Cardinal Mid Cap Value Fund and Aston/Montag & Caldwell Mid Cap Growth Fund commenced operations on November 2, 2007.

(4)	Aston/River Road Small-Mid Cap Fund commenced operations on March 28, 2007.

(5)	Aston/Fortis Global Real Estate Fund and Aston/Neptune International Fund commenced operations on August 3, 2007 and August 6, 2007, respectively.

(6)	Aston/Smart Portfolios Fund commenced operations on January 10, 2008.

(7)	Aston/New Century Absolute Return ETF Fund commenced operations on March 14, 2008.

(8)	Aston/MB Enhanced Equity Income Fund commenced operations on January 15, 2008.

(9)	On January 1, 2008, Montag & Caldwell became the subadviser for the equity portion of the Fund. Amounts prior to that time were paid to a previous subadviser.

     Prior to November 30, 2006, only the Aston Value Fund and the Aston/Optimum Mid Cap Fund employed a Subadviser. The Sub-Investment Advisory fees earned and waived by the Subadvisers for these Funds for the fiscal year ended October 31, 2006 as well as fees waived or expenses reimbursed, are set forth below.
     For the fiscal year ended October 31, 2006 AAAM paid MFS the following Sub-Investment Advisory fees:

	2006
	Net	Fees
Fund	Fees Paid	Waived
Aston Value Fund	$1,244,748	$—
     For the fiscal year ended and October 31, 2006 AAAM paid Optimum the following Sub-Investment Advisory fees:

	2006
	Net	Fees
Fund	Fees Paid	Waived
Aston/Optimum Mid Cap Fund	$1,570,050	$—
The Administrator
     On November 30, 2006, ABN AMRO Investment Fund Services, Inc. (“AAIFS”), the Trust and the Board of Trustees assigned the Administration Agreement between the Aston Funds and AAIFS to Aston. After the assignment, Aston became the Administrator to the Aston Funds.
     Under the Administration Agreement between Aston and the Funds, the Administrator is responsible for: (1) coordinating with the custodian and transfer agent and monitoring the services they provide to the Funds, (2) coordinating with and monitoring any other third parties furnishing services to the Funds, (3) providing the Funds with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions, (4) supervising the maintenance by third parties of such books and records of the Funds as may be required by applicable federal or state law, (5) preparing or supervising the preparation by third parties of all federal, state and local tax returns and reports of the Funds required by applicable law, (6) preparing and, after approval by the Funds, filing and arranging for the distribution of proxy materials and periodic reports to shareholders of the Funds as required by applicable law, (7) preparing and, after approval by the Trust, arranging for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law, (8) reviewing and submitting to the officers of the Trust for their approval invoices or other requests for payment of the Funds’ expenses and instructing the Custodian to issue checks in payment thereof and (9) taking such other action with respect to the Trust or the Funds as may be necessary in the opinion of the Administrator to perform its duties under the Administration Agreement.
     As compensation for services performed under the Administration Agreement, the Administrator receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of the Trust. The Administrator also receives custody liaison fees as set forth in the table below.

     Administration Fees
     The fee schedule to the Administration Agreement is as follows:

Average Daily Net Assets (Aggregate Fund
Percentage	Complex)
0.0490%	Up to $7.4 billion
0.0465%	Over $7.4 billion
     The Administrator also receives a monthly base fee in the amount of $1,000 per Fund.
     The following are the total fees paid to the Administrator by each Fund for the fiscal years ended October 31, 2008, October 31, 2007 and October 31, 2006:

	Administrative	Administrative	Administrative
	Fees FYE	Fees FYE October	Fees FYE October
Fund	October 31, 2008	31, 2007[1]	31, 2006[1]
Aston/Montag & Caldwell Growth Fund	$938,030	$989,541	$1,198,337
Aston/Veredus Select Growth Fund	61,708	34,717	27,860
Aston Growth Fund	168,554	341,662	548,612
Aston/Optimum Large Cap Opportunity Fund(2)	22,721	17,802	N/A
Aston Value Fund	182,270	215,521	178,334
Aston/TAMRO All Cap Fund	22,007	22,223	24,574
Aston/River Road Dividend All Cap Value Fund	39,300	32,769	20,248
Aston/Optimum Mid Cap Fund	478,563	422,630	345,396
Aston/Montag & Caldwell Mid Cap Growth(3)	16,243	N/A	N/A
Aston/Cardinal Mid Cap Value Fund(3)	15,582	N/A	N/A
Aston/River Road Small-Mid Cap Fund(4)	57,961	12,483	N/A
Aston/Veredus Aggressive Growth Fund	85,281	164,990	355,134
Aston/TAMRO Small Cap Fund	206,070	189,587	108,629
Aston/River Road Small Cap Value Fund	162,340	175,794	38,910
Aston/Barings International Fund(3)	34,928	N/A	N/A
Aston/Neptune International Fund(5)	25,764	5,845	N/A
Aston/Fortis Global Real Estate Fund(5)	40,318	8,334	N/A
Aston/Smart Portfolios Fund(6)	12,639	N/A	N/A
Aston/New Century Absolute Return ETF Fund(7)	11,763	N/A	N/A
Aston/MB Enhanced Equity Income Fund(8)	18,075	N/A	N/A
Aston/Fortis Real Estate Fund	48,565	75,562	68,247
Aston/Montag & Caldwell Balanced Fund	27,036	27,743	42,670
Aston Balanced Fund	50,392	44,679	70,737
Aston/TCH Fixed Income Fund	66,438	73,440	108,809
Aston/Fortis Investor Money Market Fund	31,005	43,153	63,421
Fortis Government Money Market Fund	202,607	247,813	260,559
Fortis Tax-Exempt Money Market Fund	151,931	161,682	164,662
Fortis Treasury Money Market Fund	120,638	65,035	98,929
Fortis Institutional Prime Money Market Fund	992,358	1,198,169	1,226,535

(1)	Prior to November 30, 2006, AAIFS served as the Administrator to the Funds.

(2)	Aston/Optimum Large Cap Opportunity Fund commenced operations on December 28, 2006.

(3)	Aston/Montag & Caldwell Mid Cap Growth Fund, Aston/Cardinal Mid Cap Value Fund and Aston/Barings International Fund commenced operations on November 2, 2007.

(4)	Aston/River Road Small-Mid Cap Fund commenced operations on March 28, 2007.

(5)	Aston/Fortis Global Real Estate Fund and Aston/Neptune International Fund commenced operations on August 3, 2007 and August 6, 2007, respectively.

(6)	Aston/Smart Portfolios Fund commenced operations on January 10, 2008.

(7)	Aston/New Century Absolute Return ETF Fund commenced operations on March 14, 2008.

(8)	Aston/MB Enhanced Equity Income Fund commenced operations on January 15, 2008.

The Subadministrator
     PNC Global Investment Servicing (U.S.) Inc. (“PNC” or the “Subadministrator”), 4400 Computer Drive, Westborough, Massachusetts 01581, provides certain administrative services for the Funds and Aston pursuant to a Subadministration and Accounting Services Agreement (“Subadministration Agreement”) between Aston and PFPC. On November 30, 2006, the Subadministration Agreement was assigned to Aston from AAIFS, the former administrator to the Funds.
     As Subadministrator, PNC provides the Trust with subadministrative services, including fund accounting, regulatory reporting, necessary office space, equipment, personnel and facilities. Compensation for these services is paid under a Subadministration Agreement with the Administrator.
Subadministration Fees
     The Subadministrator receives an administration fee payable monthly of 0.022% of the Fund complex average daily net assets of all series of the Trust. The Subadministrator also receives a monthly base fee in the amount of $1,000 per Fund.
The Underwriter
     PFPC Distributors, Inc. (the “Distributor”), 760 Moore Road, King of Prussia, PA 19406, and the Trust are parties to a distribution agreement dated September 27, 2001, as amended (the “Distribution Agreement”) under which the Distributor serves as statutory underwriter and facilitates the registration and distribution shares of each series of the Trust on a continuous basis.
     After the initial one-year term the Distribution Agreement shall be renewed for successive one-year terms, provided such continuance is specifically approved at least annually (i) by the Trust’s Board of Trustees or (ii) by a vote of a majority (as defined in the 1940 Act and Rule 18f-2 thereunder) of the outstanding voting securities of the Trust, provided that in either event the continuance is also approved by a majority of the Trustees who are not parties to this Agreement and who are not interested persons (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable without penalty, on at least 60 days’ written notice, by the Trust’s Board of Trustees, by vote of a majority (as defined in the 1940 Act and Rule 18f-2 thereunder) of the outstanding voting securities of the Trust, or by the Distributor. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act and the rules thereunder).
The Distribution Plan
     The Board of Trustees of the Trust has adopted Plans of Distribution (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act, which permit the Class N, Class R and Class S shares of each Fund, as applicable, with the exception of Aston/Fortis Investor Money Market Fund, to pay certain expenses associated with the distribution of its shares. Under the Plans, each Fund may pay amounts not exceeding, on an annual basis, 0.25% of a Fund’s average daily net assets for Class N and S shares and 0.50% of a Fund’s average daily net assets for Class R shares. From this amount, the Distributor may make payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies, investment counselors, broker-dealers, and the Distributor’s affiliates and subsidiaries as compensation for services, reimbursement of expenses incurred in connection with distribution assistance, or provision of shareholder services. The Plans for Class N and Class S shares are characterized as reimbursement plans and are directly tied to expenses incurred by the Distributor; the payments the Distributor receives during any year may not exceed its actual expenses. The Plan for Class R shares is characterized as a compensation plan and is not directly tied to expenses incurred by the Distributor; the payments the Distributor receives during any year may exceed its actual expenses.
     Rule 12b-1 regulates the circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plans must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not “interested persons” of the Trust or the Distributor, as that term is defined in the 1940 Act (“Disinterested Trustees”). The Plans require that quarterly written reports of amounts spent under the Plans and the purposes of such expenditures be furnished to and reviewed by the Trustees. In accordance with Rule 12b-1 under the 1940 Act, the Plans may be terminated with respect to any Fund by a vote of a majority of the Disinterested Trustees, or by a vote of a majority of the outstanding shares of that Fund. The Plans may be amended by vote of the Trust’s Board of Trustees, including a majority of the Disinterested Trustees, cast in person at a meeting called for such purpose, except that any change that would effect a material increase in any distribution fee with respect to a Fund (or class) requires the approval of that Fund’s (or class’s) shareholders. All material amendments of the Plans will require approval by a majority of the Trustees of the Trust and of the Disinterested Trustees.
     To the Trust’s knowledge, no interested person of the Trust, nor any of its Trustees who are not “interested persons,” has a direct or indirect financial interest in the operation of the Plan.

     Amounts spent on behalf of each Fund pursuant to such Plans during the fiscal year ended October 31, 2008, are set forth below.

	12b-1 Plan Expenses
			Compensation	Compensation
		Distribution	to Broker	to Sales
Fund — Class N Shares	Printing	Services	Dealers	Personnel
Aston/Montag & Caldwell Growth Fund	$1,472	$22,155	$1,626,446	$0
Aston/Veredus Select Growth Fund	100	1,592	111,821	0
Aston Growth Fund	1,889	5,912	223,511	0
Aston/Optimum Large Cap Opportunity Fund	53	830	34,811	0
Aston Value Fund	5	2,537	144,205	0
Aston/TAMRO All Cap Fund	229	609	13,570	0
Aston/River Road Dividend All Cap Value Fund	681	989	99,272	0
Aston/Optimum Mid Cap Fund	1,436	22,049	1,762,833	0
Aston/Montag & Caldwell Mid Cap Growth Fund(1)	1	56	796	0
Aston/Cardinal Mid Cap Value Fund(1)	0	28	331	0
Aston/River Road Small-Mid Cap Fund	2	267	15,366	0
Aston/Veredus Aggressive Growth Fund	1,405	3,977	148,424	0
Aston/TAMRO Small Cap Fund	8	4,831	460,246	0
Aston/River Road Small Cap Value Fund	9	4,734	434,244	0
Aston/Neptune International Fund	0	3	0	0
Aston/Fortis Global Real Estate Fund	315	818	391	0
Aston/Smart Portfolios Fund(2)	1	50	4,609	0
Aston/New Century Absolute Return ETF Fund(3)	1	56	6,503	0
Aston/MB Enhanced Equity Income Fund(4)	3	187	6,271	0
Aston/Fortis Real Estate Fund	176	1,093	45,254	0
Aston/Montag & Caldwell Balanced Fund	308	767	11,475	0
Aston Balanced Fund	469	1,348	42,839	0
Aston/TCH Fixed Income Fund	897	2,384	72,227	0

(1)	Aston/Montag & Caldwell Mid Cap Growth Fund and Aston/Cardinal Mid Cap Value Fund commenced operations on November 2, 2007.

(2)	Aston/Smart Portfolios Fund commenced operations on January 10, 2008.

(3)	Aston/New Century Absolute Return ETF Fund commenced operations on March 14, 2008.

(4)	Aston/MB Enhanced Equity Income Fund commenced operations on January 15, 2008.

		Service
Fund — Class N Shares	Marketing	Providers	Total
Aston/Montag & Caldwell Growth Fund	$166,339	$0	$1,816,413
Aston/Veredus Select Growth Fund	13,638	0	127,152
Aston Growth Fund	46,947	0	278,259
Aston/Optimum Large Cap Opportunity Fund	4,909	0	40,604
Aston Value Fund	14,262	0	161,008
Aston/TAMRO All Cap Fund	7,752	0	22,160
Aston/River Road Dividend All Cap Value Fund	10,057	0	110,999
Aston/Optimum Mid Cap Fund	135,708	0	1,922,026
Aston/Montag & Caldwell Mid Cap Growth Fund(1)	1,232	0	2,084
Aston/Cardinal Mid Cap Value Fund(1)	909	0	1,269
Aston/River Road Small-Mid Cap Fund	2,495	0	18,129
Aston/Veredus Aggressive Growth Fund	36,258	0	190,064
Aston/TAMRO Small Cap Fund	35,984	0	501,070
Aston/River Road Small Cap Value Fund	31,386	0	470,374
Aston/Neptune International Fund	33	0	36
Aston/Fortis Global Real Estate Fund	10,194	0	11,717
Aston/Smart Portfolios Fund(2)	1,904	0	6,564
Aston/New Century Absolute Return ETF Fund(3)	1,888	0	8,448
Aston/MB Enhanced Equity Income Fund(4)	8,493	0	14,954
Aston/Fortis Real Estate Fund	6,300	0	52,823
Aston/Montag & Caldwell Balanced Fund	11,166	0	23,716
Aston Balanced Fund	13,822	0	58,477
Aston/TCH Fixed Income Fund	28,716	0	104,223

(1)	Aston/Montag & Caldwell Mid Cap Growth Fund and Aston/Cardinal Mid Cap Value Fund commenced operations on November 2, 2007.

(2)	Aston/Smart Portfolios Fund commenced operations on January 10, 2008.

(3)	Aston/New Century Absolute Return ETF Fund commenced operations on March 14, 2008.

(4)	Aston/MB Enhanced Equity Income Fund commenced operations on January 15, 2008.

	12b-1 Plan Expenses
			Compensation	Compensation
		Distribution	to Broker	to Sales
Fund — Class R Shares	Printing	Services	Dealers	Personnel
Aston/Montag & Caldwell Growth Fund	$0	$410	$13,163	$0
Aston Growth Fund	$0	$75	$2,707	$0

		Service
Fund — Class R Shares	Marketing	Providers	Total
Aston/Montag & Caldwell Growth Fund	$794	$0	$14,368
Aston Growth Fund	215	0	2,997

	12b-1 Plan Expenses
			Compensation	Compensation
		Distribution	to Broker	to Sales
Fund — Class S Shares	Printing	Services	Dealers	Personnel
Fortis Government Money Market Fund	$0	$475	$192,946	$0
Fortis Tax-Exempt Money Market Fund	123	1,219	167,020	0
Fortis Treasury Money Market Fund	82	666	76,787	0

		Service
Fund — Class S Shares	Marketing	Providers	Total
Fortis Government Money Market Fund	$748	$0	$194,169
Fortis Tax-Exempt Money Market Fund	1,288	0	169,650
Fortis Treasury Money Market Fund	952	0	78,487
     Shareholder Servicing Plan
     The Trust has adopted a shareholder servicing plan for the Class S and Class YS Shares of each Fund, as applicable (the “Shareholder Servicing Plan”). Under the Shareholder Servicing Plan, the Trust pays a fee of up to 0.25% of the average daily net assets of the Class S and Class YS Shares of the Funds. This fee is paid to the Distributor to perform, or to compensate other service providers for performing, the following shareholder services: maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided on investments; assisting clients in changing dividend options, account designations and addresses; subaccounting; providing information on share positions to clients; forwarding shareholder communications to clients; processing purchase, exchange and redemption orders; and processing dividend payments. The Distributor may voluntarily waive all or a portion of its shareholder servicing fee, and may discontinue its waiver at any time.
     The Funds paid shareholder servicing fees in the following amounts for the fiscal years ended October 31, 2006, October 31, 2007 and October 31, 2008.
Fiscal Year Ending October 31, 2008

Fund	Net Fees
Fortis Government Money Market Fund	$42,784

Fortis Tax-Exempt Money Market Fund	—
Fortis Treasury Money Market Fund	—
Fortis Institutional Prime Money Market Fund	21,106

Fiscal Year Ending October 31, 2007

Fund	Net Fees
Fortis Government Money Market Fund	$43,275
Fortis Tax-Exempt Money Market Fund	—
Fortis Money Market Fund	—
Fortis Institutional Prime Money Market Fund	33,554
Fiscal Year Ending October 31, 2006

Fund	Net Fees
Fortis Government Money Market Fund	$32,618
Fortis Tax-Exempt Money Market Fund	—
Fortis Treasury Money Market Fund	—
Fortis Institutional Prime Money Market Fund	79,393
     It is possible that an intermediary may offer different classes of shares to its customers and differing services to the classes, and thus receive compensation with respect to different classes. Intermediaries also may charge separate fees to their customers. The Funds may pay third-party service providers up to 0.15% for certain “transfer agency” services they provide. A Fund may also pay $20 fee per account for underlying omnibus accounts when such Fund pays no other fee to the third-party service provider.
Redemption Fees
     The Trust requests that banks, broker-dealers and other intermediaries holding omnibus accounts with a Fund impose any applicable redemption fees at the shareholder account level. However, the redemption fee may not apply to certain types of accounts held through intermediaries, including: (1) certain pension, profit-sharing and retirement plans; (2) certain broker-wrap fee and other fee-based programs; (3) certain omnibus accounts where the omnibus account holder does not have the systems capability to impose a redemption fee on its underlying customers’ accounts; and (4) certain intermediaries that do not have, or do not report to the Funds, sufficient information to impose a redemption fee on their customers’ accounts.
     In addition, the redemption fee does not apply to (i) premature distributions from retirement accounts due to the disability or health of the shareholder; (ii) minimum required distributions from retirement accounts; (iii) return of excess contributions in retirement accounts where the excess is reinvested into a Fund; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; (v) redemptions of shares purchased through an Automatic Investment Plan; (vi) redemptions as part of a system’s withdrawal plan; and (vii) reinvested distributions (dividends and capital gains). Contact your financial intermediary or refer to your plan documents for more information on how the redemption fee is applied to your shares.
     In addition to the circumstances noted in the preceding paragraph, the Funds’ administrator may waive the redemption fee at its discretion where it believes such waiver is in the best interests of a Fund and in accordance with the Funds’ policies and procedures, including, but not limited to, when it determines that imposition of the redemption fee is not necessary to deter short-term trading.
Custodian
     PFPC Trust Company, 8800 Tinicum Boulevard, Philadelphia, PA 19153, serves as custodian of the Trust’s assets on behalf of each Fund.
Transfer Agent and Dividend Paying Agent
     PNC Global Investment Servicing (U.S.) Inc., 4400 Computer Drive, Westborough, Massachusetts 01581 serves as transfer agent and dividend paying agent for the Trust.
Counsel and Independent Registered Public Accounting Firm
     Vedder Price P.C., with offices at 222 North LaSalle Street, Chicago, Illinois, 60601, serves as counsel to the Trust.
     Mayer, Brown, LLP, with offices at 71 South Wacker Drive, Chicago, Illinois 60606, serves as counsel to the Independent Trustees.
     Ernst & Young, with offices at Sears Tower, 233 South Wacker Drive, Chicago, IL, is the Trust’s independent registered public accounting firm for each Fund, except for the Fortis Money Market Funds. KPMG LLP is the registered independent public accounting firm for the Fortis Money Market Funds with offices at 303 East Wacker Drive, Chicago, IL.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
     The Subadvisers are responsible for decisions to buy and sell securities for the Funds, for the placement of their portfolio business and the negotiation of commissions, if any, paid on such transactions. In placing trades for a Fund, the Subadvisers will follow the Trust’s policy of seeking best execution of orders. Securities traded in the over-the-counter market are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission. In over-the-counter transactions, orders are placed directly with a principal market-maker unless a better price and execution can be obtained by using a broker. Brokerage commissions are paid on transactions in listed securities, futures contracts and options.
     The Subadvisers attempt to obtain the best overall price and most favorable execution of transactions in portfolio securities. However, subject to policies established by the Board of Trustees of the Trust, a Fund may pay a broker-dealer a commission for effecting a portfolio transaction for a Fund in excess of the amount of commission another broker-dealer would have charged if a Subadviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such broker-dealer, viewed in terms of that particular transaction or such firm’s overall responsibilities with respect to the clients, including the Fund, as to which it exercises investment discretion. In selecting and monitoring broker-dealers and negotiating commissions, consideration will be given to a broker-dealer’s reliability, the quality of its execution services on a continuing basis and its financial condition. Research services furnished by broker-dealers through whom the Funds effect securities transactions may be used by the Subadvisers, as the case may be, in servicing all of their respective accounts; not all such services may be used in connection with the Funds. The term “research services” may include, but is not limited to, advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses or reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy or the performance of accounts.
     It is likely that the broker-dealers selected based on the foregoing considerations will include firms that also sell shares of the Funds to their customers. However, the Subadvisers do not consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds and, accordingly, the Trust has implemented policies and procedures reasonably designed to prevent sales of Fund shares from being considered as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.
     The Subadvisers effect portfolio transactions for other investment companies and advisory accounts. The Subadvisers will attempt to equitably allocate portfolio transactions among the Funds and others whenever concurrent decisions are made to purchase or sell securities by the Funds and other accounts. In making such allocations between the Funds and others, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending investments to the Funds and the others. In some cases, this procedure could have an adverse effect on the Funds. In the opinion of the Subadvisers, however, the results of such procedures will generally be in the best interest of each of the clients.

     Amounts spent on behalf of each Fund for brokerage commissions during the fiscal years ended October 31, 2008, October 31, 2007 and October 31, 2006 are set forth below.

	Brokerage	Brokerage	Brokerage
	Commissions FYE	Commissions FYE	Commissions FYE
Fund	October 31, 2008	October 31, 2007	October 31, 2006
Aston/Montag & Caldwell Growth	$1,559,339	$1,829,168	$2,939,198
Aston/Veredus Select Growth	549,107	177,515	152,593
Aston Growth	709,874	1,232,196	1,359,497
Aston/Optimum Large Cap Opportunity(1)	40,987	46,610	N/A
Aston Value	241,728	148,680	139,828
Aston/TAMRO All Cap	17,628	13,509	22,983
Aston/River Road Dividend All Cap Value	64,797	60,699	18,339
Aston/Optimum Mid Cap	482,024	433,382	453,968
Aston/Montag & Caldwell Mid Cap Growth(2)	1,184	N/A	N/A
Aston/Cardinal Mid Cap Value(2)	2,822	N/A	N/A
Aston/River Road Small-Mid Cap(3)	173,215	18,656	N/A
Aston/Veredus Aggressive Growth	664,358	1,673,767	2,985,099
Aston/TAMRO Small Cap	871,683	700,129	418,844
Aston/River Road Small Cap Value	615,112	793,907	238,719
Aston/Barings International(2)	20,225	N/A	N/A
Aston/Neptune International(4)	11,151	1,558	N/A
Aston/Fortis Global Real Estate(4)	40,336	28,972	N/A
Aston/Smart Portfolios(5)	8,283	N/A	N/A
Aston/New Century Absolute Return ETF(6)	10,178	N/A	N/A
Aston/MB Enhanced Equity Income(7)	22,118	N/A	N/A
Aston/Fortis Real Estate	111,295	191,045	194,469
Aston/Montag & Caldwell Balanced	10,731	16,722	37,030
Aston Balanced	39,709	38,327	139,805
Aston/TCH Fixed Income	N/A	N/A	N/A
Fortis Investor Money Market	N/A	N/A	N/A
Fortis Government Money Market	N/A	N/A	N/A
Fortis Tax-Exempt Money Market	N/A	N/A	N/A
Fortis Treasury Money Market	N/A	N/A	N/A
Fortis Institutional Prime Money Market	N/A	N/A	N/A

(1)	Aston/Optimum Large Cap Opportunity Fund commenced operations on December 28, 2006.

(2)	Aston/Montag & Caldwell Mid Cap Growth Fund, Aston/Cardinal Mid Cap Value Fund and Aston/Barings International Fund commenced operations on November 2, 2007.

(3)	Aston/River Road Small-Mid Cap Fund commenced operations on March 28, 2007.

(4)	Aston/Fortis Global Real Estate Fund and Aston/Neptune International Fund commenced operations on August 3, 2007 and August 6, 2007, respectively.

(5)	Aston/Smart Portfolios Fund commenced operations on January 10, 2008.

(6)	Aston/New Century Absolute Return ETF Fund commenced operations on March 14, 2008.

(7)	Aston/MB Enhanced Equity Income Fund commenced operations on January 15, 2008.
     The broker-dealers who execute transactions on behalf of the Funds and who are affiliates of the Funds’ Investment Adviser and Subadvisers are brokers in the Fortis International brokerage network. There were no brokerage commissions paid by the Funds to any affiliates of the Funds or the Adviser or the Subadvisers during the fiscal years ended October 31, 2008, October 31, 2007 and October 31, 2006.

     As of October 31, 2008 the following Funds owned securities of their regular brokers or dealers, as defined in Rule 10b-1 under the 1940 Act, with the following market values:

Fund	Broker Dealer	Market Value
Veredus Select Growth Fund	JPMorgan Chase & Co.	$3,382,500

Optimum Large Cap Opportunity Fund	Goldman Sachs & Co.	120,250

Value Fund	Goldman Sachs & Co.	4,932,100
	Bank of America	4,339,820
	JP Morgan Chase & Co.	2,479,125
	Merrill Lynch & Co., Inc.	1,079,763

TAMRO All Cap Fund	JP Morgan Chase & Co.	268,620
	Bank of America	212,575
	Goldman Sachs & Co.	94,350

River Road Dividend All Cap Value Fund	Bank of America	493,672

MB Enhanced Equity Income Fund	Citigroup	354,900
	Bank of America	193,360
	Merrill Lynch & Co., Inc.	111,540

Montag & Caldwell Balanced Fund	Citigroup	256,469
	Bank of America	242,137
	Goldman Sachs & Co.	231,295

Balanced Fund	Bear Stearns & Co.	202,235
	Goldman Sachs & Co.	92,792

TCH Fixed Income Fund	Bear Stearns & Co.	1,213,412
	Citigroup	1,136,998
	Merrill Lynch & Co., Inc.	667,253
	Goldman Sachs & Co.	494,888
	Bank of America	227,430

Fortis Investor Money Market Fund	Bank of America	11,000,000
	Deutsche Bank	11,000,000
	JP Morgan Chase & Co.	1,000,075

Fortis Government Money Market Fund	Bank of America	105,000,000
	JP Morgan Chase & Co.	100,000,000
	Deutsche Bank	39,000,000

Fortis Treasury Money Market Fund	Bank of America	40,000,000
	Barclays Bank	40,000,000
	Deutsche Bank	40,000,000

Fortis Institutional Prime Money Market Fund	Bank of America	61,231,204
	Barclays Bank	37,977,333

The Investment Advisers and Subadvisers or their affiliates compensate many intermediaries that distribute and/or service investors in the Funds (“Intermediaries”) for various services out of their own assets, and not as additional charges to the Funds, in connection with the sale and distribution of shares of the Funds and/or servicing of these shares. The payments are in addition to the payments by the Funds described in each Fund’s prospectus for distribution and/or shareholder servicing, if any. Such additional payments may be for 1) sales of shares, 2) for services including, but not limited to, subaccounting, marketing support, administrative and shareholder processing services and/or for sales of shares, 3) distribution including, but not limited to, access to a third party platform, fund offering list or other marketing programs and/or “shelf space” (“Additional Payments”). Additional payments for marketing programs include, but are not limited to, inclusion of a fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs granting access to the intermediary’s sales force and obtaining other forms of marketing support. These Additional Payments made by the Investment Advisers or the Subadvisers or their affiliates may be a fixed dollar amount; may be based on the number of customer accounts maintained by an Intermediary; may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved; or may be calculated on another basis. These Additional Payments, sometimes referred to as “revenue sharing,” may represent a premium over payments made by other fund families, and Intermediary investment professionals may have an added incentive to sell or recommend a Fund or share class over others offered by competing fund families. The revenue sharing payments may differ for each Fund within the Aston family of funds. In certain cases, the revenue sharing differs by Fund within the same intermediary. For several Funds, revenue sharing differs for the same Fund across certain intermediaries.
A number of factors are considered in determining whether to make Additional Payments. Such factors may include, without limitation, the level or type of services provided by the Intermediary, the level or expected level of assets or sales of shares, the Funds status on a preferred or recommended fund list, access to an Intermediary’s personnel, and other factors. In addition to such payments, the Advisers or their affiliates may offer other incentives, such as sponsorship of educational or client seminars.
Portfolio Turnover
     The portfolio turnover rate for each of the Funds is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for redemption of shares and by requirements which must be met for the Funds to receive favorable federal income tax treatment. In any event, portfolio turnover is generally not expected to exceed 100% in the Funds, except for Aston/Veredus Aggressive Growth Fund, Aston/Veredus Select Growth Fund, Aston/TAMRO Small Cap Fund, Aston/Smart Portfolios Fund, Aston/New Century Absolute Return ETF Fund and Aston/Barings International Fund. A high rate of portfolio turnover (i.e., over 100%) may result in the realization of substantial net short-term capital gains and involves correspondingly greater transaction costs. Distributions derived from net short-term capital gains of a Fund (i.e., net short-term capital gain in excess of net long-term capital loss) are taxable to shareholders as ordinary income for federal income tax purposes. To the extent that net long-term capital gains (i.e., net long-term capital gain in excess of net short-term capital loss) are realized, distributions derived from such gains are generally treated as capital gain dividends for federal income tax purposes and taxed to shareholders as long-term capital gain.
     The portfolio turnover rate for each Fund for its most recent fiscal period may be found under “FINANCIAL HIGHLIGHTS” in each Fund’s Prospectus. The portfolio turnover rate for the Aston/Veredus Select Growth Fund varied significantly between fiscal year 2008 and fiscal year 2007 due to managing the Fund’s portfolio during periods of extremely high market volatility.

DISCLOSURE OF PORTFOLIO HOLDINGS
     Except for Aston/Neptune International Fund, Aston/New Century Absolute Return ETF Fund and Aston/TAMRO Small Cap Fund, each Fund’s portfolio holdings as of the end of each calendar month are generally posted on the Funds’ Web site, www.astonfunds.com, on or about the twentieth day after the month-end. Portfolio holdings for Aston/Neptune International Fund are made available quarterly upon the filing of annual and semi-annual shareholder reports and quarterly holding reports. Such filings are generally made within sixty (60) days of each fiscal quarter. Portfolio holdings for Aston/New Century Absolute Return ETF Fund and Aston/TAMRO Small Cap Fund are made available as of the end of each calendar quarter and are generally posted on the Funds’ website on or about the twentieth day after the quarter-end. Portfolio holdings information is made available to investors and to intermediaries selling fund shares only after its public disclosure.
     The Trust’s policies and procedures governing disclosure of portfolio holdings permit nonpublic portfolio holdings information (including portfolio characteristics information, such as sector and portfolio allocations) to be shared with the Funds’ service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities, the Trust’s custodian, pricing services, fund accountants, Investment Adviser, Subadvisers, Administrator, Subadministrator, independent public accountants, attorneys, officers and Trustees and each of their respective affiliates and advisers, and are subject to duties of confidentiality, including a duty not to trade on nonpublic information. Nonpublic portfolio holdings information may also be disclosed by the Funds or their duly authorized service providers to certain third parties, including mutual fund evaluation services, rating agencies, lenders or providers of a borrowing facility, provided that (i) a good faith determination is made that the Funds have a legitimate business purpose to provide the information and the disclosure is in the Funds’ best interests; (ii) the recipient does not distribute the portfolio holdings or results of the analysis to third parties, other departments, or persons who are likely to use the information for purposes of purchasing or selling shares of the Funds prior to the portfolio holdings becoming public information; (iii) the recipient signs a written confidentiality agreement; and (iv) the Chief Compliance Officer or Chief Executive Officer of the Trust or the applicable service provider approves of the disclosure. These conditions do not apply to portfolio holdings information released to such third parties after it is posted on the Web site. A list of the third parties (other than service providers) that receive the Funds’ portfolio holdings information prior to its public disclosure as well as the frequency and the lag time between the date of the information and the date it is disclosed to them is provided below:

Name	Frequency	Funds	Lag Time
Tracking Service
VESTEK	Monthly	Aston Growth Fund	None
Aston/Montag & Caldwell Growth Fund
Aston/Optimum Mid Cap Fund
Aston/TAMRO Small Cap Fund
Aston/TAMRO All Cap Fund
Aston/Veredus Aggressive Growth Fund
Aston Balanced Fund
Aston/Montag & Caldwell Balanced Fund
Aston/TCH Fixed Income Fund
     Disclosure of the Funds’ portfolio holdings information as an exception to the Trust’s policies and procedures must be approved by the Chief Compliance Officer or Chief Executive Officer of the Trust. No compensation or other consideration is received by the Trust or any affiliates of the Trust for disclosure of portfolio holdings information. The Board of Trustees receives reports of any potential exceptions to, or violations of, the Trust’s policies and procedures governing disclosure of portfolio holdings that are deemed to constitute a material compliance matter. The Chief Compliance Officer or his designee is responsible for monitoring compliance with these procedures, including requesting information from service providers.
     Each Fund discloses its portfolio holdings to the extent required by law.
DESCRIPTION OF SHARES
     The table below summarizes the class(es) of shares that each Fund offers.

Class
Fund	Class N	Class I	Class R	Class S	Class Y	YS
Aston/Montag & Caldwell Growth Fund	•	•	•
Aston/Veredus Select Growth Fund	•	•
Aston Growth Fund	•	•	•
Aston/Optimum Large Cap Opportunity Fund	•
Aston Value Fund	•	•
Aston/TAMRO All Cap Fund	•
Aston/River Road Dividend All Cap Value Fund	•	•
Aston/Optimum Mid Cap Fund	•	•
Aston/Montag & Caldwell Mid Cap Growth Fund	•
Aston/Cardinal Mid Cap Value Fund	•
Aston/River Road Small-Mid Cap Fund	•	•
Aston/Veredus Aggressive Growth Fund	•	•
Aston/TAMRO Small Cap Fund	•	•
Aston/River Road Small Cap Value Fund	•	•
Aston/Barings International Fund		•
Aston/Neptune International Fund	•	•
Aston/Fortis Global Real Estate Fund	•
Aston/Smart Portfolios Fund	•
Aston/New Century Absolute Return ETF Fund	•
Aston/MB Enhanced Equity Income Fund	•
Aston/Fortis Real Estate Fund	•	•
Aston/Montag & Caldwell Balanced Fund	•	•
Aston Balanced Fund	•
Aston/TCH Fixed Income Fund	•	•
Aston/Fortis Investor Money Market Fund	•
Fortis Government Money Market Fund		•		•
Fortis Tax-Exempt Money Market Fund		•		•
Fortis Treasury Money Market Fund		•		•
Fortis Institutional Prime Money Market Fund					•	•
     Each Fund is authorized to issue an unlimited number of shares of beneficial interest without par value. Currently, there are six classes of shares issued by the Funds of the Trust. Class N, I, R, S, Y and YS shares will not be subject to an initial sales charge or a contingent deferred sales charge. Class S and YS shares will be subject to a shareholder service fee with a maximum annual fee of 0.25% of average daily net assets. Class N and S shares will have a Rule 12b-1 fee with a maximum annual fee of 0.25% of average daily net assets. Class R shares will be subject to a Rule 12b-1 fee with a maximum annual fee of 0.50% of average daily net assets. Since each class has different expenses, performance will vary. Shares of each Fund represent equal proportionate interests in the assets of that Fund only and have identical voting, dividend, redemption, liquidation and other rights except that Class I, Class Y and Class YS shares have no rights with respect to a Fund’s distribution plan. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other right to subscribe to any additional shares and no conversion rights. Information about Class I, Class R, Class Y and Class YS shares is available by calling 800 992-8151.

Minimum Initial Investments
     The minimum initial investment for Class N, Class R and Class S shares is $2,500 for each Fund, and the subsequent minimum investment is $50.
     The minimum initial investment for the Funds by Individual Retirement Accounts, Education Savings Accounts and Uniform Gift to Minor Accounts/ Uniform Transfer to Minor Accounts is $500. The subsequent minimum investment for each account type is $50.

Minimum Initial
Class I Shares	Investment
Montag & Caldwell Growth Fund	$5 million
Aston Growth Fund	$5 million
Aston/Veredus Select Growth Fund	$2 million
Aston Value Fund	$2 million
Aston/River Road Dividend All Cap Value Fund	$1 million
Aston/Optimum Mid Cap Fund	$2 million
Aston/River Road Small-Mid Cap Fund	$1 million
Aston/Veredus Aggressive Growth Fund	$2 million
Aston/TAMRO Small Cap Fund	$2 million
Aston/River Road Small Cap Value Fund	$1 million
Aston/Fortis Real Estate Fund	$2 million
Aston/Barings International Fund	$1 million
Aston/Neptune International Fund	$1 million
Montag & Caldwell Balanced Fund	$1 million
Aston/TCH Fixed Income Fund	$2 million
Fortis Government Money Market Fund	$1 million
Fortis Tax-Exempt Money Market Fund	$1 million
Fortis Treasury Money Market Fund	$1 million

Minimum Initial
Class Y Shares	Investment
Fortis Institutional Prime Money Market Fund	$5 million

Minimum Initial
Class YS Shares	Investment
Fortis Institutional Prime Money Market Fund	$5 million
     There is no minimum subsequent investment for Class I, Class Y and Class YS shares. For purposes of the investment minimum, the balances of Fund accounts of clients of a financial consultant may be aggregated in determining whether the minimum investment has been met. This aggregation may also be applied to the accounts of immediate family members (i.e., a person’s spouse, parents, children, siblings and in-laws). In addition, the aggregation may be applied to the related accounts of a corporation or other legal entity. The Funds may waive the minimum initial investment by obtaining a letter of intent, evidencing an investor’s intention of meeting the minimum initial investment in a specified period of time as continually reviewed and approved by the Board of Trustees. The minimum investment is waived for Trustees of the Trust and employees of the Investment Adviser to the respective Fund, the Subadviser of each respective Fund, the Fund’s Administrator and their affiliates, as well as their spouses. The Trust reserves the right to waive a Fund’s minimum initial investment requirement for any reason. There is no sales load or charge in connection with the purchase of shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Funds. The Funds also reserve the right to change the initial and subsequent investment minimums. Class I shares are intended for accounts with balances over the minimum initial investment.

Anti-Money Laundering Laws
     The Funds are required to comply with various federal anti-money laundering laws and regulations. Consequently, a Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a government agency.
Customer Identification Program
     Federal law requires the Funds to obtain, verify and record identifying information for each investor who opens or reopens an account with Aston Funds. An investor may be an individual or a person other than an individual (such as a corporation, partnership or trust). Such identifying information may include the name, residential or business street address, principal place of business, local office or other physical location (for a person other than an individual), date of birth (for an individual), social security or taxpayer identification number or other identifying information. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, Aston Funds reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in Aston Funds or to involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. Aston Funds and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.
Voting Rights
     Each issued and outstanding full and fractional share of a Fund is entitled to one full and fractional vote. Shares of a Fund participate equally in regard to dividends, distributions and liquidations with respect to that Fund subject to preferences (such as Rule 12b-1 distribution fees), rights or privileges of any share class. Shareholders have equal non-cumulative voting rights. Class N, Class R and Class S shares have exclusive voting rights with respect to the distribution plans for their class. On any matter submitted to a vote of shareholders, shares of each Fund will vote separately except when a vote of shareholders in the aggregate is required by law, or when the Trustees have determined that the matter affects the interests of more than one Fund, in which case the shareholders of all such Funds shall be entitled to vote thereon.
Shareholder Meetings
     The Board of Trustees of the Trust does not intend to hold annual meetings of shareholders of the Funds. The Trust Instrument provides that the Board of Trustees will call a meeting for the purpose of voting upon the question of removal of any Trustee when requested to do so by shareholders owning not less than 10% of the outstanding shares of the Funds entitled to vote. In addition, subject to certain conditions, shareholders of the Funds may apply to the Trust to communicate with other shareholders to request a shareholders’ meeting to vote upon the removal of a Trustee or Trustees.
Certain Provisions of Trust Instrument
     Under Delaware law, the shareholders of the Funds will not be personally liable for the obligations of any Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of corporations. To guard against the risk that the Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or a Fund contain a statement that such obligation may only be enforced against the assets of the Trust or Fund and provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations.
Expenses
     Expenses attributable to the Trust, but not to a particular Fund, will be allocated to each fund of the Aston Funds on the basis of relative net assets. Similarly, expenses attributable to a particular Fund, but not to a particular class thereof, will be allocated to each class on the basis of relative net assets. General Trust expenses may include but are not limited to: insurance premiums, Trustee fees, expenses of maintaining the Trust’s legal existence and fees of industry organizations. General Fund expenses may include but are not limited to: audit fees, brokerage commissions, registration of Fund shares with the SEC, notification fees to the various state securities commissions, printing and postage expenses related to preparing and distributing required documents such as shareholder reports, prospectuses and proxy statements to current shareholders, fees of the Funds’ custodian, Administrator, Subadministrator and transfer agent or other “service providers,” costs of obtaining quotations of portfolio securities and pricing of Fund shares. New class-specific expenses relating to distribution fee payments associated with a Rule 12b-1 plan for a particular class of shares and shareholder service fees for a particular class of shares and any other costs relating to implementing or amending such plan (including obtaining shareholder approval of such plan or any amendment thereto) will be borne solely by shareholders of such class or classes. Other expense allocations which may differ between classes, or which are determined by the Trustees to be class specific, may include but are not limited to omnibus account fees, litigation or other legal expenses relating to a specific class, and expenses incurred as a result of issues relating to a specific class.
     Notwithstanding the foregoing, the Investment Adviser, the Subadvisers or other service providers may waive or reimburse the expenses of a specific class or classes to the extent permitted under Rule 18f-3 under the 1940 Act.
NET ASSET VALUE
     The net asset value per share of each Fund is computed as of the close of regular trading on the NYSE on each day the NYSE is open for trading, typically 4:00 p.m. Eastern time. In addition, Fortis Government Money Market Fund, Fortis Tax-Exempt Money Market Fund, Fortis Treasury Money Market Fund and Fortis Institutional Prime Money Market Fund also calculate net asset value each business day at 10:00 a.m. and 12:00 p.m. Eastern time for its Class S Shares and 10 a.m., 12 p.m. and 2 p.m. Eastern time for its Class I shares. The NYSE is closed on New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Money Market Funds also observe the following holidays: Columbus Day and Veterans Day.
     The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. The portfolio securities of each Fund listed or traded on a national securities exchange or reported on the NASDAQ National Market System are valued at the last sale price or NASDAQ Official Closing Price, when appropriate. If no last sale price or NASDAQ Official Closing Price, when appropriate, is reported, the mean of the last bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. When market quotations are not readily available or are deemed unreliable, securities and other assets are valued at fair value as determined by the Investment Adviser in accordance with guidelines adopted by the Board of Trustees.

     Bonds are valued through prices obtained from a commercial pricing service or at the mean of the most recent bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Trustees. Options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation.
     Quotations of foreign securities denominated in foreign currency are converted to U.S. dollar equivalents using foreign exchange quotations received from independent dealers. The calculation of the net asset value of each Fund may not take place contemporaneously with the determination of the prices of certain portfolio securities of foreign issuers used in such calculation. Further, under the Trust’s procedures, the prices of foreign securities are determined using information derived from pricing services and other sources. Information that becomes known to the Trust or its agents after the time that net asset value is calculated on any Business Day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) may not be reflected in the calculation of net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at fair value as determined by the Investment Advisers and Subadvisers in accordance with guidelines adopted by the Board of Trustees. Under the fair valuation procedures adopted by the Board of Trustees, the Funds may rely primarily on the services of a third party pricing service to determine fair value prices for foreign securities if certain material events occur. The Board of Trustees receives a report of any actions taken under the Funds’ fair valuation procedures.
Money Market Funds
     The securities held in portfolios of the Fortis Money Market Funds, and the debt securities with maturities of sixty days or less held by the other Funds, are valued at amortized cost. When a security is valued at amortized cost, it is valued at its cost when purchased, and thereafter by assuming a constant amortization to maturity of any premium or accretion of discount, unless de minimis, regardless of the impact of fluctuating interest rates on the market value of the instrument.
     A Fortis Money Market Fund’s use of amortized cost and the maintenance of such Fund’s net asset value at $1.00 are permitted by Rule 2a-7 under the 1940 Act, provided that certain conditions are met. Rule 2a-7 also requires the Board of Trustees to establish procedures which are reasonably designed to stabilize the net asset value per share at $1.00 for the Fortis Money Market Funds. Such procedures include the determination of the extent of deviation, if any, of the Funds’ current net asset value per share calculated using available market quotations from the Funds’ amortized cost price per share at such intervals as the Board of Trustees deems appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation. In the event that such deviation exceeds 1/2 of 1%, the Board of Trustees is required to consider promptly what action, if any, should be initiated, and, if the Board of Trustees believe that the extent of any deviation may result in material dilution or other unfair results to shareholders, the Board of Trustees is required to take such corrective action as it deems appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. Such actions may include the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; or establishing a net asset value per share by using available market quotations. In addition, if the Funds incur a significant loss or liability, the Board of Trustees has the authority to reduce pro rata the number of shares of the Funds in each shareholder’s account and to offset each shareholder’s pro rata portion of such loss or liability from the shareholder’s accrued but unpaid dividends or from future dividends while each Fund must annually distribute at least 90% of its investment company taxable income paid without regard to the deduction for dividends paid by the Fund.

     In addition, changes in values in the U.S. markets subsequent to the close of a foreign market may affect the values of securities traded in the foreign market. Under the Fund’s fair value pricing policies, the values of foreign securities may be adjusted from their last closing prices if such movements in the U.S. market could exceed a specified threshold. As a result of the foregoing, it is possible that fair value prices will be used by the Fund to a significant extent. The Fund has retained an independent statistical fair value pricing service to assist in the fair valuation of securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time as of which Fund shares are priced.
REDEMPTIONS-IN-KIND
     Larger redemptions may be detrimental to a Fund’s existing shareholders. While each Fund intends to pay all sales proceeds in cash, the Trust, on behalf of each Fund, reserves the right to honor any request for redemption in excess of $250,000 during any 90-day period by making payment in whole or in part in the form of certain securities of the Fund chosen by the Fund and valued as they are for purposes of computing the Fund’s net asset value. This is called a “redemption-in-kind.” A shareholder may need to pay certain sales charges related to a redemption-in-kind, such as brokerage commissions, when the securities are sold. For shares that are not held in a tax deferred account, redemptions-in-kind are taxable for federal income tax purposes in the same manner as when sales proceeds are paid in cash.
DIVIDENDS
     Income dividends and capital gain distributions are reinvested automatically in additional shares at net asset value, unless you elect to receive them in cash. Distribution options may be changed at any time by requesting a change in writing. Any check in payment of dividends or other distributions which cannot be delivered by the Post Office or which remains uncashed for a period of more than one year may be changed from cash to reinvest. Dividends are reinvested on the ex-dividend date at the net asset value determined at the close of business on that date. Please note that shares purchased shortly before the record date for a dividend or distribution may have the effect of returning capital, although such dividends and distributions are subject to federal income taxes.
FEDERAL INCOME TAXES
     The following is intended to be a general summary of certain federal income tax consequences of investing in the Funds. It is not intended as a complete discussion of all such consequences or a discussion of circumstances applicable to certain types of shareholders. Investors are therefore advised to consult their tax advisors before making an investment decision.
Fund Taxation
     Each Fund intends to qualify or to continue to qualify each year as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). In order to so qualify, a Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock, securities or foreign currencies, other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in qualified publicly traded partnerships, (ii) distribute at least 90% of its dividend, interest and certain other taxable income each year and 90% of its net tax-exempt income, and (iii) at the end of each fiscal quarter (a) maintain at least 50% of the value of its total assets in cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) have no more than 25% of the value of its total assets invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses or the securities of one or more qualified publicly traded partnerships. The requirements for qualification as a RIC may limit the extent to which a Fund may invest in certain investments, including certain commodity ETFs.
     To the extent that a Fund qualifies for treatment as a RIC, it will not be subject to federal income tax on income paid to shareholders in the form of dividends or capital gains distributions.
     A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund’s “required distributions” over actual distributions in any calendar year. Generally, the “required distribution” is 98% of a Fund’s ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax.
     If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to avoid federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.
     A Fund may acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If a Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues.
     A Fund’s investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.
     A Fund’s transactions, if any, in forward contracts, options, futures contracts and hedged investments may be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by a Fund (i.e., may affect whether gain or loss is ordinary or capital), accelerate recognition of income to a Fund, defer a Fund’s losses, and affect whether capital gain and loss is characterized as long-term or short-term. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark-to-market certain types of positions (i.e., treat them as if they were closed out), which may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding federal income and excise taxes. The Funds will monitor their transactions, make the appropriate tax elections, and make the appropriate entries in their books and records when they acquire any option, futures contract, forward contract, or hedged investment in order to mitigate the effect of these rules, prevent disqualification of the Fund as a RIC, and minimize the imposition of federal income and excise taxes.

     A Fund may invest to a limited degree in MLPs and ETFs that are treated as qualified publicly traded partnerships for federal income tax purposes. Net income derived from an interest in a qualified publicly traded partnership is included in the sources of income from which a RIC may derive 90% of its gross income. However, no more than 25% of the value of a RIC’s total assets at the end of each fiscal quarter may be invested in securities of qualified publicly traded partnerships. If an MLP or ETF in which a Fund invests is taxed as a partnership for federal income tax purposes, the Fund will be taxable on its allocable share of the MLP’s or ETF’s income regardless of whether the Fund receives any distribution from the MLP or ETF. Thus, a Fund may be required to sell other securities in order to satisfy the distribution requirements to qualify as a RIC and to avoid federal income and excise taxes. Distributions to a Fund from an MLP or ETF that is taxed as a partnership for federal income tax purposes will constitute a return of capital to the extent of the Fund’s basis in its interest in the MLP or ETF. If a fund’s basis is reduced to zero, distributions will constitute capital gain for federal income tax purposes.
     Aston/River Road Dividend All Cap Value Fund and Aston/Fortis Global Real Estate Fund may invest to a limited degree in royalty and income trusts. Distributions from such trusts will be treated as dividend income eligible under the 90% income test described above if the trust is treated as a corporation for U.S. federal income tax purposes. The Fund intends to invest only in royalty and income trusts that are treated as corporations for U.S. federal income tax purposes.
     If an option which a Fund has written expires on its stipulated expiration date, the Fund recognizes a short-term capital gain. If a Fund enters into a closing purchase transaction with respect to an option which the Fund has written, the Fund realizes a short-term capital gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.
     If an option which a Fund has purchased expires on the stipulated expiration date, the Fund realizes a short-term or long-term capital loss for federal income tax purposes in the amount of the cost of the option. If a Fund exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security which will be decreased by the premium originally paid.
     Options held by a Fund at the end of each fiscal year on a broad-based stock index are treated under the Code as Section 1256 contracts and will be required to be “marked-to-market” (i.e., treated as if they were sold) for federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss (“60/40 gain or loss”). Certain other options, futures contracts and options on futures contracts utilized by the Funds are also Section 1256 contracts. Any gains or losses on these Section 1256 contracts held by the Funds at the end of each taxable year (and on October 31 of each year for purposes of the 4% excise tax) are also “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as a 60/40 gain or loss.
     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liability denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.
     If a Fund receives an “excess distribution” with respect to the stock of a passive foreign investment company (“PFIC”), the Fund itself may be subject to federal income tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, a foreign corporation is classified as a PFIC for a taxable year if at least 50% of its assets constitute certain investment-type assets or 75% or more of its gross income is certain investment-type income.
     Under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Funds held the PFIC stock. A Fund itself will be subject to U.S. federal income tax (including interest) on the portion, if any, of an excess distribution that is so allocated to prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.
     Rather than being taxed on the PFIC income as discussed above, a Fund may be eligible to elect alternative tax treatment. Under an election that currently is available in certain circumstances, a Fund generally would be required to include in its gross income its share of the PFIC’s income and net capital gain annually, regardless of whether distributions are received from the PFIC in a given year. In addition, another election may be available that would involve marking to market a Fund’s PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized and treated as ordinary income or loss (subject to certain limitations). If this election were made, federal income tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. A Fund’s intention to qualify annually as a RIC may limit its options with respect to PFIC shares.
     Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and that will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not invest in PFIC shares.
     The Funds may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”). Under a notice issued by the IRS, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. The notice provides that excess inclusion income of a RIC, such as a Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (a) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (b) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income, and (c) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined by the Code) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.
Shareholder Taxation
     With respect to Funds other than the Tax-Exempt Fund (see discussion below), shareholders will be subject to federal income taxes on distributions made by the Funds whether received in cash or additional shares of the Funds. Distributions of net investment income (including any net short-term capital gain in excess of any net long-term capital loss), other than “qualified dividend income,” if any, will be taxable to shareholders as ordinary income. For taxable years beginning prior to January 1, 2011, distributions of qualified dividend income, as such term is defined in Section 1(h)(11) of the Code (generally dividends received from U.S. domestic corporations and qualified foreign corporations), by a Fund to its noncorporate shareholders generally will be taxed at the federal income tax rates applicable to net capital gain, provided certain holding period and other requirements described below are satisfied. Distributions of net capital gain (the excess of net long-term capital gains over net short-term capital losses), if any, will be taxable to noncorporate shareholders at a maximum federal income tax rate of 15%, without regard to how long a shareholder has held shares of a Fund. Unless extended by future legislation, the 15% federal income tax rate on net capital gain will expire for taxable years beginning after 2010 and will be replaced by a maximum federal income tax rate on net capital gains of 20%. Dividends paid by a Fund may qualify in part for the 70% dividends-received deduction available to corporate shareholders, provided that certain holding period and other requirements under the Code are satisfied. Generally, however, dividends received on stocks of foreign issuers that are held by the Funds are not eligible for the dividends received deduction when distributed to the Funds’ shareholders.
     To be eligible for treatment as qualified dividend income, shareholders generally must hold their shares for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. In order for dividends received by a Fund’s shareholders to be treated as qualified dividend income, a Fund must also meet holding period and other requirements with respect to such dividend paying stocks it owns. A dividend will not be treated as qualified dividend income at the Fund level if the dividend is received with respect to any share of stock held for 60 days or fewer during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 90 days or fewer during the 181-day period beginning 90 days before such date). In addition to the above holding period requirements, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level), (1) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (2) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (3) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with an exception for stock that is readily tradable on an established securities market in the United States) or (b) treated as a PFIC.
     If a Fund receives dividends from an ETF that qualifies as a RIC and the ETF designates such dividends as qualified dividend income, then the Fund may in turn designate that portion of its distributions derived from those dividends as qualified dividend income as well, provided the Fund meets the holding period and other requirements with respect to its shares of the ETF.
     Distributions declared by a Fund during October, November or December to shareholders of record during such month and paid by January 31 of the following year will be taxable in the year they are declared, rather than the year in which they are received. Each Fund will notify its shareholders each year of the amount and type of dividends and distribution it paid.

     Gain or loss realized upon a redemption or other disposition (such as an exchange) of shares of a Fund by a shareholder will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if not held for such a period, as short-term capital gain or loss. Any loss on the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends paid to the shareholder with respect to such shares. Any loss a shareholder realizes on a sale or exchange of shares will be disallowed if the shareholder acquires other shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) or substantially identical stock or securities within a 61-day period beginning 30 days before and ending 30 days after the shareholder’s sale or exchange of the shares. In such case, the shareholder’s tax basis in the shares acquired will be adjusted to reflect the disallowed loss. Capital losses may be subject to limitations on their use by a shareholder.
     When a shareholder opens an account, IRS regulations require that the shareholder provide a taxpayer identification number (TIN), certify that it is correct, and certify that he, she or it is not subject to backup withholding. If a shareholder fails to provide a TIN or the proper tax certifications, each Fund is required to withhold 28% of all distributions (including dividends and capital gain distributions) and redemption proceeds paid to the shareholder. Each Fund is also required to begin backup withholding on an account if the IRS instructs it to do so. Amounts withheld may be applied to the shareholder’s federal income tax liability and the shareholder may obtain a refund from the IRS if withholding results in an overpayment of federal income tax for such year.
Foreign Taxation
     Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, the Investment Adviser and Subadvisers intend to manage the Funds with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, such Fund will be eligible to elect to “pass through” to the Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to federal income tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of foreign taxes in computing his or her taxable income and to use such amount as a foreign tax credit against his or her U.S. federal income tax liability or deduct such amount in lieu of claiming a credit, subject to certain limitations. In particular, shareholders must hold their shares (without protection from risk of loss) for more than 15 days during the 31-day period beginning 15 days before the ex-dividend date to be eligible to claim a foreign tax credit with respect to such dividend. These same holding period rules also generally apply at the Fund level; thus a Fund that makes an election to pass through any foreign tax amounts must also hold the stock in such foreign corporations for such specified periods. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of a Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.
     Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. federal income tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made by a Fund, the source of the electing Fund’s income will flow through to shareholders of the Fund. Gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund.
     The use of a fund-of-funds structure could affect the amount, timing, and character of distributions from an ETF Fund, and, therefore, may increase the amount of taxes payable by shareholders. Because each ETF Fund will invest a large portion of its assets in shares of ETFs, its distributable income and gains will normally consist largely of distributions from the ETFs in which it invests (“underlying ETFs”) and gains and losses on disposition of shares of the underlying ETFs. Generally, the character of the income or capital gains that an ETF Fund receives from the underlying ETFs will pass through to the Fund’s shareholders as long as the Fund and underlying ETF qualify as RICs. However, to the extent that an underlying ETF that qualifies as a RIC realizes net losses on its investments for a given taxable year, an ETF Fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying ETFs in which it invests) until it disposes of shares of such underlying ETF. Moreover, even when an ETF Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as an ordinary deduction. In particular, an ETF Fund will not be able to offset any capital losses from its dispositions of underlying ETF shares against its ordinary income (including distributions of any net short-term capital gains from an underlying ETF that qualifies as a RIC). As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that an ETF Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the underlying ETFs, rather than investing in shares of the underlying ETFs. For similar reasons, the character of distributions from an ETF Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying ETFs.
     Depending on an ETF Fund’s percentage ownership in an underlying ETF both before and after a redemption of the underlying ETF’s shares, the Fund’s redemption of shares of such underlying ETF that qualifies as a RIC may cause the Fund to be treated as receiving a dividend taxable as ordinary income (although possibly eligeible for qualified dividend income treatment) on the full amount of the distribution instead of receiving capital gain on only the amount received in excess of the basis in the shares of the underlying ETF. This might be the case, for example, where an ETF Fund holds a significant interest in an underlying ETF and redeems only a small portion of such interest.
Tax-Exempt Fund
     Fortis Tax-Exempt Money Market Fund (the “Tax-Exempt Fund”) intends to qualify to pay “exempt interest dividends” by satisfying the Code’s requirement that at the close of each quarter of its taxable year at least 50 percent of the value of its total assets consists of obligations the interest on which is exempt from federal income tax. So long as this and certain other requirements are met, dividends consisting of the Fund’s net tax-exempt interest income will be exempt interest dividends, which are exempt from regular federal income tax in the hands of the shareholders of the Fund. As discussed below, receipt of certain exempt interest dividends may have federal alternative minimum tax consequences. Distributions of net investment income received by this Fund from taxable securities or from net short-term capital gains, if any, realized by the Fund will be taxable to shareholders as ordinary income whether received in cash or additional shares of the Fund. Gains of the Tax-Exempt Fund that are attributable to market discount on certain municipal obligations are treated as ordinary income to the extent of the accrued market discount on those bonds.
     Interest on indebtedness incurred by a shareholder in order to purchase or carry shares in the Tax-Exempt Fund is generally not deductible for federal income tax purposes to the extent that the Fund distributes exempt-interest dividends during the taxable year. If a shareholder receives exempt-interest dividends with respect to any share of this Fund and if such share is held by the shareholder for six months or less, then any loss on the sale or exchange of such share will be disallowed to the extent of the amount of exempt-interest dividends. In addition, the Code may require a shareholder who receives exempt-interest dividends to treat as taxable income a portion of certain social security and railroad retirement benefit payments. Furthermore, entities or persons who are “substantial users” (or persons related to “substantial users”) of facilities financed by “private activity bonds” or certain industrial development bonds should consult their tax advisers before purchasing shares in the Tax-Exempt Fund. For these purposes, the term “substantial user” is defined generally to include a “non-exempt person” who regularly uses in a trade or business a part of a facility financed from the proceeds of such bonds. Moreover, some or all dividends received from the Tax-Exempt Fund may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. The receipt of these exempt-interest dividends and distributions also may affect a foreign corporate shareholder’s federal “branch profits” tax liability, and an S corporation shareholder’s federal tax on “passive investment income.”
     Shareholders of the Tax-Exempt Fund should consult their tax advisers to determine whether any portion of the income dividends received from the Fund is considered tax exempt in their particular states. Issuers of securities purchased by the Tax-Exempt Fund (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such securities to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Shareholders should be aware that exempt-interest dividends may become subject to federal income taxation retroactively to the date of issuance of the bonds to which such dividends are attributable if such representations are determined to have been inaccurate or if the issuers (or the beneficiary) of the bonds fail to comply with certain covenants made at that time.
     Exempt interest dividends, as well as other distributions by the Fortis Tax-Exempt Money Market Fund, and redemption proceeds paid to you may be subject to backup withholding, if you fail to provide the Fund with your taxpayer identification number and required tax certifications.
     Tax legislation may, from time to time, include provisions that may affect the supply of, and demand for, tax-exempt securities, as well as the tax-exempt nature of interest paid thereon. It is not possible to predict with certainty the effect of tax law changes upon the tax-exempt market, including the availability of obligations appropriate for investment, nor is it possible to predict any additional restrictions.
Other Taxes
     Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding the application of federal, foreign, state and local taxes to their particular situation.
     The foregoing discussion relates solely to U.S. federal income tax law as applied to U.S. investors. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Funds, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by an applicable treaty). However, effective for taxable years of a Fund beginning before January 1, 2010, a Fund will generally not be required to withhold tax on any amounts paid to a non-U.S. investor with respect to dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by a Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund. A Fund may choose not designate such amounts.

     Special rules apply to foreign persons who receive distributions from a Fund that are attributable to gain from “United States real property interests” (“USRPIs”). The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in a “United States real property holding corporation.” The Code defines a United States real property holding corporation as any corporation whose USRPIs make up 50% or more of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, if a Fund is a United States real property holding corporation (determined without regard to certain exceptions), the distribution of gains from USRPIs to foreign shareholders that own more than 5% of a class of such Fund’s shares at any time during the one-year period ending on the date of the distribution is subject to U.S. federal income tax withholding at a rate of 35% and obligates such foreign shareholder to file a U.S. income tax return. To the extent a distribution to such a foreign shareholder is attributable directly or indirectly to gains from the sale or exchange of USRPIs recognized by a REIT in which the Fund invests, the Code treats that gain as the distribution of gain from a USRPI to the foreign shareholder which would be subject to U.S. withholding tax of 35% and would result in U.S. income tax filing obligations for the foreign shareholder.
PERFORMANCE INFORMATION
     From time to time, the Trust may include general comparative information, such as statistical data regarding inflation, securities indices or the features or performance of alternative investments, in advertisements, sales literature and reports to shareholders. The Trust may also include calculations, such as hypothetical compounding examples or tax-free compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund. In addition, the Trust may include charts comparing various tax-free yields versus taxable yield equivalents at different income levels.
     From time to time, the yield and total return of a Fund may be quoted in advertisements, shareholder reports or other communications to shareholders.
FINANCIAL STATEMENTS
     The Funds’ audited financial statements for the fiscal year ended October 31, 2008, including the report of KPMG LLP, the Fortis Money Market Funds’ independent registered public accounting firm, and Ernst & Young, the independent registered public accounting firm for each Fund other than the Fortis Money Market Funds, are incorporated herein by reference to the Funds’ Annual Report as filed with the SEC. The Funds’ Annual and Semi-Annual Reports are available upon request and without charge.
OTHER INFORMATION
     The prospectuses and this SAI do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Trust’s prospectuses. Certain portions of the Registration Statement have been omitted from the prospectuses and this SAI pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.
     Statements contained in the prospectuses or in this SAI as to the contents of any contract or other document referred to are not necessarily complete. In each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the prospectus and this SAI forms a part. Each such statement is qualified in all respects by such reference.

APPENDIX A
Commercial Paper Ratings
          A Standard & Poor’s Ratings Services (“S&P”) commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P for commercial paper:
          “A-1” — Obligations are rated in the highest category indicating that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
          “A-2” — Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
          “A-3” — Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
          “B” — Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
          “C” — Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
          “D” — Obligations are in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
          Moody’s Investors Service, Inc. (“Moody’s”) commercial paper ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody’s for commercial paper:
          “Prime-1” — Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.
          “Prime-2” — Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
          “Prime-3” — Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.
          “Not Prime” — Issuers do not fall within any of the Prime rating categories.
          Fitch Ratings (“Fitch”) short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:
          “F1” — Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added “+” to denote any exceptionally strong credit feature.
          “F2” — Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
          “F3” — Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.
          “B” — Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.
          “C” — Securities possess high default risk. This designation indicates a capacity for meeting financial commitments, which is solely reliant upon a sustained, favorable business and economic environment.
          “D” — Securities are in actual or imminent payment default.

Corporate and Municipal and Long Term Debt Ratings
          The following summarizes the ratings used by S&P for corporate and municipal debt:
          “AAA” — An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
          “AA” — An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
          “A” — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
          “BBB” — An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
          Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
          “BB” — An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
          “B” — An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
          “CCC” — An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
          “CC” — An obligation rated “CC” is currently highly vulnerable to nonpayment.
          “C” — An obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.
          “D” — An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
          — PLUS (+) OR MINUS (-) — The ratings from “AA” through “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          The following summarizes the ratings used by Moody’s for corporate and municipal long-term debt:
          “Aaa” — Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
          “Aa” — Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than the “Aaa” securities.
          “A” — Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.
          “Baa” — Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
          “Ba” — Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
          “B” — Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
          “Caa” — Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
          “Ca” — Bonds represent obligations, which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
          “C” — Bonds are the lowest rated Class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
          Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.
          The following summarizes long-term ratings used by Fitch:
          “AAA” — Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
          “AA” — Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
          “A” — Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
          “BBB” — Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.
          “BB” — Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
          “B” — Securities are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
          “CCC,” “CC” and “C” — Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. “CC” ratings indicate that default of some kind appears probable, and “C” ratings signal imminent default.
          “DDD,” “DD” and “D” — Securities are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%.
          Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.
Municipal Note Ratings
          A S&P note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor’s for municipal notes:

          “SP-1” — The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.
          “SP-2” — The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
          “SP-3” — The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.
          Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (“MIG”) and variable rate demand obligations are designated Variable Moody’s Investment Grade (“VMIG”). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody’s Investors Service, Inc. for short-term notes:
          “MIG-1”/ “VMIG-1” — This designation denotes superior credit quality. Excellent protection afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.
          “MIG-2”/ “VMIG-2” — This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.
          “MIG-3”/ “VMIG-3” — This designation denotes acceptable credit. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.
          “SG” — This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.
          Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

APPENDIX B
PROXY VOTING POLICIES AND PROCEDURES
Aston Funds
Fortis Investment Management
USA, Inc.
Massachusetts Financial Services Company
Montag & Caldwell, Inc.
Neptune Investment Management Limited
Summary of Optimum Investment Advisors LP
River Road Asset Management, LLC
TAMRO Capital Partners LLC
Taplin, Canida & Habacht, LLC
Veredus Asset Management LLC
New Century Capital Management LLC
Smart Portfolios LLC
Baring Asset Management Group Companies
Cardinal Capital Management L.L.C.
MB Investment Partners, Inc.

ASTON FUNDS
PROXY VOTING POLICIES AND PROCEDURES
          1. Definitions.
          “Sub-Adviser” shall mean ABN AMRO Asset Management, Inc., Montag & Caldwell Inc., TAMRO Capital Partners, LLC, Veredus Asset Management LLC, River Road Asset Management, LLC, MFS Institutional Advisors Inc., Optimum Investment Advisors, LLC, Taplin, Canida & Habacht Inc., McDonnell Investment Management, LLC, Neptune Investment Management Limited, Resolution Investment Services Limited, Baring International Investment Limited, ClariVest Asset Management LLC, Cardinal Capital Management L.L.C., and Strategic Global Advisors, LLC. The term includes all sub-advisers to the Funds.
          “Sub-Advisers’ Proxy Voting Policies and Procedures” shall mean the Proxy Voting Policies and Procedures of each Adviser, as amended from time to time.
          “Board” shall mean the Board of Trustees of Aston Funds.
          “Fund” shall mean a series of Aston Funds.
          “Fund Management” shall mean the Chairman of the Board of Trustees, Chief Executive Officer or Chief Financial Officer of Aston Funds.
          “Trust” shall mean Aston Funds.
          2. Delegation of Proxy Voting Authority. The Trust has delegated to the applicable Sub-Adviser responsibility for voting all proxies for which a Fund is entitled to vote in accordance with the Proxy Voting Policies and Procedures of each Sub-Adviser, and each Sub-Adviser has accepted such delegation. Each Sub-Adviser shall provide the Board with a copy of its Proxy Voting Policies and Procedures and such other information that the Board deems necessary.
          3. Limitations on the Advisers’ Responsibilities.
          (i) Limited Value. Each Sub-Adviser may abstain from voting a Fund proxy if it concludes that the Fund’s economic interests or the value of the portfolio holding is indeterminable or insignificant.
          (ii) Unjustifiable Costs. Each Sub-Adviser may abstain from voting a Fund proxy for cost reasons (e.g., cost associated with voting proxies of non-U.S. securities). In accordance with the Sub-Adviser’s duties, it shall weigh the costs and benefits of voting proxy proposals relating to foreign securities and shall make an informed decision with respect to whether voting a given proxy proposal is prudent. The Sub-Adviser’s decision shall take into account the effect that the Fund’s vote, either by itself or together with other votes, is expected to have on the value of the Fund’s investment and whether this expected effect would outweigh the cost of voting.
          (iii) Fund Restrictions. Each Sub-Adviser shall vote Fund proxies in accordance with any applicable investment restrictions of the affected Fund.
          (iv) Board Direction. Notwithstanding the foregoing delegation to the Sub-Advisers, the Board may from time to time direct a Sub-Adviser to vote a Fund’s proxies in a manner that is different from the guidelines set forth in the Sub-Adviser’s Proxy Voting Policies and Procedures. After its receipt of any such direction, the Sub-Adviser shall follow any such direction for proxies received after its receipt of such direction.
          4. Subdelegation. Each Sub-Adviser may delegate its responsibilities under these Proxy Voting Policies and Procedures to a third party, provided that no such delegation shall relieve the Sub-Adviser of its responsibilities hereunder and the Sub-Adviser shall retain final authority and fiduciary responsibility for proxy voting. If a Sub-Adviser delegates such responsibilities, the Sub-Adviser shall monitor the delegate’s compliance with these Proxy Voting Policies and Procedures.
          5. Proxy Voting Expense. Each Sub-Adviser shall bear all expenses associated with voting its proxies and complying with applicable laws related to voting proxies (including expenses associated with engaging third parties to vote a Fund’s proxies. Each Fund shall promptly reimburse the applicable Sub-Adviser for any out-of-pocket expenses incurred by such Sub-Adviser in performing services related to Institutional Shareholder Services, Inc. maintaining a Fund’s proxy voting records or filings on Form N-PX.
          6. Conflicts of Interest. Each Sub-Adviser shall follow the Conflict of Interest provisions set forth in its Proxy Voting Policies and Procedures. Until such time as each Sub-Adviser’s Proxy Voting Policies and Procedures address conflicts of interest, each Adviser shall comply with the following procedures: the Sub-Adviser shall review each Fund proxy to assess the extent, if any, to which there may be a material conflict between the interests of the applicable Fund on the one hand and the Sub-Adviser and its affiliates, directors, officers, employees (and other similar persons) on the other hand (a “potential conflict”). The Sub-Adviser shall perform this assessment on a proposal-by-proposal basis and a potential conflict with respect to one proposal in a proxy shall not indicate that a potential conflict exists with respect to any other proposal in such proxy. If the Sub-Adviser determines that a potential conflict may exist, it shall promptly report the matter to Fund Management. Fund Management shall determine whether a potential conflict exists and is authorized to resolve any such conflict in a manner that is in the collective best interests of the applicable Fund and Sub-Adviser’s other clients (excluding any client that may have a potential conflict). Without limiting the generality of the foregoing, Fund Management may resolve a potential conflict in any of the following manners:
                    (i) If the proposal that gives rise to a potential conflict is specifically addressed in the applicable Sub-Adviser’s Proxy Voting Policies and Procedures, Fund Management may direct the Sub-Adviser to vote the proxy in accordance with the pre-determined policies and guidelines set forth in the Sub-Adviser’s Proxy Voting Policies and Procedures; provided that such pre-determined policies and guidelines involve little discretion on the part of the Sub-Adviser;
                    (ii) Fund Management may disclose the potential conflict to the Board and obtain the Board’s consent before directing the Sub-Adviser to vote in the manner approved by the Board;
                    (iii) Fund Management may direct the Sub-Adviser to engage an independent third-party to determine how the proxy should be voted; or
                    (iv) Fund Management may direct the Sub-Adviser to establish an ethical wall or other informational barriers between the person(s) that are involved in the potential conflict and the person(s) making the voting decision in order to insulate the potential conflict from the decision maker.

Each Sub-Adviser shall use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist if and only if one or more of the Sub-Adviser’s senior account representatives actually knew or reasonably should have known of the potential conflict.
          7. Approval of Material Changes. Any material changes to the Trust’s Proxy Voting Policies and Procedures shall be promptly submitted to the Board for approval. Any material changes in the applicable Sub-Adviser’s Proxy Voting Policies and Procedures shall be reported to the Board at the next quarterly meeting following such changes.
          8. Reports to the Board. At each quarterly meeting of the Board, each Sub-Adviser shall submit a report to the Board (Exhibit A) describing:
                    (i) any issues arising under these Proxy Voting Policies and Procedures since the last report to the Board and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in such Policies and Procedures; and
                    (ii) any proxy votes taken by the Sub-Adviser on behalf of the Funds since the last report to the Board which were exceptions from the Sub-Adviser’s Proxy Voting Policies and Procedures and the reasons for any such exceptions.
In addition, no less frequently than annually, Fund Management shall furnish to the Board, and the Board shall consider, a written report identifying any recommended changes in existing policies based upon the Sub-Advisers’ experience under these Proxy Voting Policies and Procedures and each Sub-Adviser’s Proxy Voting Policies and Procedures, evolving industry practices and developments in applicable laws or regulations.
          9. Maintenance of Records. Each Sub-Adviser shall maintain at its principal place of business the records required to be maintained by the applicable Fund with respect to proxies by the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, as amended, in accordance with the requirements and interpretations thereof. Each Sub-Adviser must maintain proxy statements that it receives regarding Fund securities, but need not to the extent that such proxy statements are available on the SEC’s EDGAR system. The Sub-Advisers may also rely upon a third party to maintain certain records required to be maintained by the Advisers Act and 1940 Act. Each Sub-Adviser shall maintain and provide such records to the Fund in a mutually agreeable format for filing by the Fund on Form N-PX. Each Adviser acknowledges that the records maintained under the 1940 Act are the property of the Fund and agrees to transfer such records to the Fund upon request.
Adopted: November 30, 2006
Amended: September 30, 2007

Exhibit A
[NAME OF ADVISER]

[     ] FUND(S)

PROXY VOTING QUARTERLY REPORT
          I, the undersigned Compliance Officer of [Name of Adviser], hereby submit the following report with respect to [          ] Fund(s):
          1. During the quarter ended [          ] there have been no issues that have arisen under [Name of Adviser]’s Proxy Voting Policies and Procedures and no conflicts of interest that are not addressed in its policies and procedures.
          2. During the quarter ended [          ] there have been no proxy votes taken by [Name of Adviser], on behalf of [          ] Fund(s), which were exceptions to [Name of Adviser]’s Proxy Voting Policies and Procedures.
          3. During the quarter ended [          ] there have been no material changes to [Name of Adviser]’s Proxy Voting Policies and Procedures.

[ ] Compliance Officer
Dated:

FORTIS INVESTMENT MANAGEMENT USA, INC.
PROXY VOTING
POLICIES AND PROCEDURES
Introduction
In an ever-advancing integration process of international financial markets, international institutional investors increasingly regard it as their fiduciary duty to exercise the voting rights of their investments in line with good governance principles. Fortis Investments considers that proxy voting — the exercise of voting rights — is a built-in element of the investment process of an active asset manager.
This document forms the voting policy with guidelines on which the voting recommendations of internal and external parties involved are based. However, it should be mentioned that the current voting policy forms a dynamic set of guidelines that evolves is continuously updated and modified to adequately respond to market changes.
Following the start of the proxy voting process for European equities large caps held by Belgian and Luxembourg funds in February 2003, the client base for which proxy voting is done has been gradually broadened to funds in other jurisdictions and to some institutional mandates.
From 1 March 2005, the scope of proxy voting was extended to US, Asian and European small cap securities held by European portfolios. With the existing coverage of US securities in US portfolios, Fortis Investments delivers worldwide proxy voting services for portfolios, funds as well as institutional mandates, under management. Besides, a process for Corporate and Social Responsibility (CSR) reporting issues has been in place for European Equities large caps since the start of 2004.
Statement of Principles
In general, Fortis Investments advises its clients to delegate the power to vote proxies to Fortis Investments aiming at enhancing shareholders interests in respect of the issues explained in this policy.

Fortis Investments shall vote the proxies of its clients solely in the interest of its clients, and ultimately for the participants in the pension funds or shareholders of mutual funds, and for the exclusive purpose of providing benefits to them. Fortis Investments shall not subordinate the interests of its clients to unrelated objectives. Fortis Investments shall act with care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in like capacity and familiar with such matters would use.
Fortis Investments shall analyse each proxy, using the guidelines and procedures outlined below, subject to the requirement that all votes shall be cast solely in the interest of our clients. These guidelines cannot and do not purport to be exhaustive; the variety of issues appearing on proxy ballots precludes Fortis Investments from fashioning a guideline for every potential circumstance. Instead, these guidelines are intended to cover the most significant and frequent proxy issues that arise. As stated above, issues not covered by these guidelines shall be voted in the interests of the clients of Fortis Investments.
Transparency is one of the major pillars of Corporate Governance. Shareholders must be in a position to understand the strategic, accounting, and financial situation of the company and the corporate outlook in the business fields the company or group operates within. Companies are also expected to disclose evidence that their production, activities and, where applicable, research and development activities respect social and environmental standards.
The information should be accessible via different communication channels and should be adequate in its scope and depth. Its quality will help to guarantee maximum transparency between the Board of Directors and the shareholder.
In assessing the voting items and their effect on the company’s long-term health particular notice is taken of the contents of the management report, the auditor’s statement, and the accounts and, depending on the Board structure, the supervisory board report. Particular attention is paid to the following pieces of information, which are necessary to understand the state of the company and to assess the voting items with sufficient background:
          The situation of the company/group and its activity during the past financial year
          The foreseeable evolution of the company and its future prospects
          The state of employee shareholdings as of the last day of the financial year
          Any modification in the presentation of the annual accounts (or valuation rules)
          The options outstanding and exercised by employees
          The number of own shares purchased and their use
          The total value of dividends distributed during the last 3 financial years
          Information relative to the share capital
          The ownership structure of the group
          The proportions of outstanding (convertible) bonds and their features
Duty to Vote Proxies
For clients that have delegated proxy authority to Fortis Investments, Fortis Investments will make every reasonable effort to ensure that proxies are received and are voted in accordance with these policies.
All Fortis Investments clients are informed that these policies and procedures are in place. All clients are afforded the opportunity to obtain information concerning the voting record of shares held for their beneficial interest.
The Fortis Investments Proxy Voting Committee
Fortis Investments has appointed a Proxy Voting Committee (PVC) that is empowered to establish voting guidelines and is responsible to ensure that these guidelines and procedures are followed. As proxy voting is considered as an integral part of the investment process, the final responsibility for proxy voting lies with the head of the investment division, the Chief Investment Officer (CIO). The PVC consists of four officers appointed by the company’s Group Executive Committee. The current members are: the CIO, William de Vijlder; the Head of Socially Responsible Investment, Stewart Armer; the Head of Fund Legal Service, Paul Mestag, and the Group Compliance Officer, Paul Martin. Each of the persons can be represented by his/her back-up.
Fortis Investments has executed a contract with a proxy voting service provider (as described more fully below) that will provide Fortis Investments with in depth analysis and recommendations with regard to voting proxies. It is expected that the Committee will generally accept these analyses and recommendations in making its voting decisions, especially in those matters that are deemed routine.
Proxy voting process
Upon receipt of the periodical calendar with the upcoming AGM’s or EGM’s from the proxy voting service provider (ISS), the relevant Investment Centre analyses the voting recommendations using the web-based application. Based on input of the relevant analyst, the PVC may decide to adapt the voting recommendation of the proxy voting service. Subsequently, the PVC validates the adapted voting recommendation, decides on the percentage of the shares to be blocked for proxy voting - standard 100% of the shares of the positions in eligible funds if this is the market practice — , and forwards the decision to the Operations department.
The proxy voting service provider requires a mandatory sign off, however, for meetings a sign-off is not obtained by ISS, ballots will be voted according to the vote recommendations made by ISS based on the proxy voting policy.
The Operations department is responsible for the blocking the position (if necessary) in the order management system and updating web-based voting application Votex through which the custodian is informed.
The proxy will be given to the chairman of the company, to a designated person with the company (for countries where the chairman is not allowed) or to the custodian. For extraordinary meetings/resolutions, the PVC can decide to delegate the proxy to vote to the portfolio manager who is responsible for analysing the company, and ask him/her to go to the shareholders meeting.
In proxy matters that are not deemed routine, the Committee will correspond (or meet), analyse the issue and arrive at a voting decision. Voting in these “non-routine” matters requires also the normal quorum of two Committee members. . The Committee may also decide to inform the Institutional client of the issue and request that the client instruct Fortis Investments how to vote. The Group Compliance Officer will maintain records of the Committee actions with regard to these “non-routine” matters.
Potential Conflict of Interest Situations
It is not anticipated that Fortis Investments will need to address any potential or actual conflict of interest situations when exercising its fiduciary obligations on behalf of its clients. The company does not engage in investment banking activities and does not engage in proprietary trading. A transaction with broker/dealer affiliates (Fortis Bank) is allowed but only to a limited extent and liable to close supervision of the broker evaluation committee. Nonetheless, the following procedures apply:

•	In general, if the PVC comes to the opinion that there is an appearance of a potential conflict between the company’s view and the shareholders interest, the PVC will always accept the voting recommendation on the proxy ballot as an independent fiduciary.

•	If an Alert is received for shares in Fortis, Fortis Investments will not execute the voting rights on behalf of its clients. (Institutional) clients may opt to execute voting rights at the Fortis’ shareholders meeting by themselves, without the interference of Fortis Investments.

•	In cases Fortis Investments receives an Alert for a company which is a client of Fortis Investments or of another Fortis métier (or has a close relationship with the involved company), Fortis Investments will take an independent position in deciding how to cast votes, taking into account what is stated at the first bullet above. Where deemed necessary, Fortis Investments will disclose its standpoint to individual clients.

•	In cases where a PVC member may be perceived to have a less than objective opinion or conflict of interest, that member will be obliged to report the situation to the PVC and will not participate in any decision making on the particular company involved. For purposes of PVC decisions, a conflict of interest will be said to exist if that member owns more than a de minimis number (500) of shares of the subject company in personal investment accounts controlled or directed by such member.

•	When it is identified that a conflict of interest may arise when resolutions are proposed by the company where the position of shareholders and owners of corporate bonds may be contradictory (see paragraph about “bundled proposals” on page 15). In deciding how to cast the votes, Fortis Investments will also take account the positions of individual clients in corporate bonds of the involved company.

Records of all potential conflicts of interest and their resolution will be kept as part of the PVC minutes.
Proxy voting service provider
Fortis Investments has executed a contract with proxy voting service providers, ISS to obtain proxy voting recommendations and to maintain proper voting records. In order to ensure that all reasonable efforts are made to obtain and vote proxies, the PVC has established proxy voting process procedures as explained in the paragraph above.
The diversity of the market practice in different countries makes it difficult to fix a rigid all-encompassing recommendation for the voting items of all general meetings. This sometimes demands a deviation from a threshold previously set by the proxy voting provider. These country specific idiosyncrasies and reasons for deviation, however, are concisely explained in the voting reports produced.
Fortis Investments Duties:

•	All customer agreements with Institutional clients contain a section that either retains proxy-voting authority with the client or authorizes Fortis Investments to vote proxies. The Sales departments of the local Fortis Investments entities maintain a list of all clients that have delegated voting authority to Fortis Investments. For funds, this list is maintained and updated by the Funds Secretariat departments.

•	In all cases where Fortis Investments has received special voting instructions from an Institutional client, the Sales department will provide a copy the PVC to incorporate in the voting decisions and other relevant records.

•	In all cases where Fortis Investments has been designated, the local Operations department provides a written notice to all client custodians instructing that all ballots, meeting notices and other proxy materials to be provided to Fortis Investments.

•	The PVC has designated the Operations department with the authority to submit voting instructions through the Votex application based on the validation of adapted voting recommendations by the PVC.

ISS Duties

•	Using the proxy voting guidelines of Fortis Investments as detailed below from sections 1 — 9, providing voting recommendations through the web based system Votex;

•	Global Voting Agent Service: Execute votes through delivery of voting instructions to relevant custodian;

•	Maintain records of votes and disclosing through reporting functionalities in Votex.

The following section describes the general guidelines that the PVC will use to vote proxies in the best interest of clients.

Proxy Voting — General Guidelines
As stated above, Fortis Investments receives detailed analysis and recommendations used for making informed voting decisions. These guidelines, developed by the proxy voting provider and tailor made by Fortis Investments, do not cover every potential voting issue. Accordingly, where the guidelines do not cover a specific issue, or where to vote in accordance with such guidelines would be contrary to the best interest of the client, the PVC will use its best judgment, based on the opinion of the relevant Investment Centre, to vote proxies in the best interest of the client. As described above and as noted below, certain issues have been deemed to be “non-routine” by the PVC and will reviewed in every instance on a case-by-case basis.
The balance between finance and influence requires both proportionality between the shareholder’s contribution and influence (“one share, one vote”) and between the shareholder’s contribution and return (“one share, one dividend). The golden rule of shareholder rights to be followed by companies is “one share — one vote — one dividend”.
Fortis Investments will vote against any mechanisms that would breach the one share, one-vote principle by favouring one or a specific group of shareholders or entrenching them by installing such mechanisms as listed below. Depending on the nature, severity of impact and complexity of the entrenching mechanism Fortis Investments will vote on a case by case basis.
1. Voting Right Distortions
AGAINST:
•	Multiple Voting Shares
They can exist directly in form of two different classes of shares with equal par-value or no par-value but with different voting rights or in form of shares with dissimilar par-value (and different market price) and yet the same voting right.
•	Non-Voting Depository Receipts
Depository receipts only give right to a dividend and a share in the company’s assets in case of liquidation. The voting right is separated from the security and exercised by an “Administration office” which has to be composed of independent members. Voting rights can in some cases be obtained but are usually restricted by a vigorous voting right ceiling.
•	Ownership ceiling
When the number of shares a shareholder can own directly or indirectly (as proxy) and thus can vote (if voting right is attached) is restricted.
•	Voting right ceiling
When a shareholder can hold any amount of shares but the voting right will be capped upon reaching a given threshold or progressively reduced through a series of threshold that curb the voting right by demanding to aggregate a certain number of shares in order to cast one vote.
•	Priority shares
Priority shares reserves certain privileges for one or more shareholders. The holder of such a priority share may have the opportunity to appoint directors directly to a board, to lodge multiple votes with one share or to give his or her consent to a director’s appointment.

•	Golden share

One or more prerogatives are reserved for the holder of a golden share (typically a governmental entity) such as a veto right with regard to a specific resolution, as for example a merger, foreign participation in the share capital and the appointment of directors.
CASE BY CASE:

•	Non-voting shares

Some non-voting shares (NVS) give right to a preferred dividend in lieu of the voting right while others do not have voting rights because of the separation of the share into two parts, one part giving access to the dividend and the other to the voting right (e.g. investment certificates in France).
Fortis Investments would abstain if all of the below criteria for the NVS are met:

•	the right for a preferred dividend

•	the mark-up of the preferred dividend should be no more than 10% of the regular dividend,

•	the NVS represent less than 10% of the capital, and

•	coherent justification for issuing NVS.

In all other cases Fortis Investments votes against the resolution.
2. Accounts and Dividends
CASE BY CASE:

•	Financial statements & profit distribution

A refusal to approve the accounts can be justified if statutory auditors express reservations or refuse to certify the accounts after having discovered serious irregularities, or, more generally, if Fortis Investments believes that the general policy of the managers is clearly in contradiction with shareholder interests, without, strictly speaking, being in disagreement with the accounts.
The company’s profit distribution rationale needs to balance the profit expectations of the shareholders with the financial needs of the company for a sustainable medium and long-term development. Lack of sufficient information for shareholders to indicate why, for example, dividends have decreased in comparison to the previous year leads Fortis Investments to vote against the resolution.

•	Special (preferred) dividend

Certain shares categories give right to a special dividend, which will be received prior to allocating dividends to ordinary shares. Special dividends may feature a cumulative component, i.e. if the profits are insufficient, this dividend will be deferred. It is also possible that a special dividend is granted to all shareholders. Special dividends may also serve as an alternative to accepting new shares with a par value different to that of the ordinary shares. Shareholders have the choice than of taking the shares or receiving the dividend in cash.
To check the appropriateness of a special dividend, Fortis Investments will look at such issues as the stability of the company’s financial structure after the pay-out, the alternative investments for the future of the company, and the equal treatment of shareholders.

•	Mergers and Acquisitions

Votes on mergers and acquisitions are considered as non-routine items by Fortis Investments and, as such, are always reviewed on a case by case basis from a transparency, corporate governance as well as a financial point of view. Items that will be taken into account include:

•	The impact of the merger on shareholder value.

•	Anticipated financial and operating benefits realizable through synergies.

•	The offer price i.e., cost vs. premium

•	Financial viability of the combined companies as a single entity.

•	An analysis of the arm’s length nature of the transaction, potential conflicts of interest and an assessment of the deal maker’s “good faith”.

•	The presence or lack of a fairness opinion.

•	Proposed changes in corporate governance and their impact on shareholder rights.

•	The impact on community stakeholders and employees in both workforces.

3. Shareholder Proposals and Derivative Action
The majority may in certain cases take actions that are contrary to the company’s interests. Thus in order to prevent potential abuse against the interests of the company, minority shareholders should be able to exert influence through such means as convening a general meeting and submitting agenda items to take action on behalf of the company where the majority rule governing the general meeting may cause damage to the company.
CASE BY CASE:

•	Shareholder proposal — extraordinary general meeting

In order to befittingly respect shareholder democracy, shareholders should be in a position to add agenda items and convene extraordinary general meetings. Proposing a threshold beyond 20% or below 1% of share capital for doing so will incur an against vote in both cases.

•	Derivative action

Shareholders have to be allowed to take legal action whenever the company bodies are affected by severe dysfunction or whenever the company has suffered damage.
Fortis Investments will support any resolution that would introduce or facilitate legal proceedings to compensate shareholders for damage suffered by the company, to cancel resolutions of a general meeting, to cancel Board decisions, and to appoint a provisional director or expert (control function). Any resolution curbing these or similar rights would be opposed by Fortis Investments.
4. Voting Procedures

Shareholders need sufficient time to assess the items on the agenda in order to be able to vote in an informed way. In addition, procedures should be made as smooth and safe as possible to facilitate the voting needs of domestic as well as international shareholders.
FOR:

•	Postal and internet voting

Fortis Investments will support direct voting by mail or by electronic means as they skip time consuming intermediaries (brokers, global and local custodians), allow for a direct vote without proxy and, in case of the latter medium, save delivery time.

•	Counting of ballots

Fortis Investments will support any resolution that takes into account all votes cast irrespective of the way the vote was delivered to the meeting, i.e. be it mailed, electronically transmitted or registered by a show of hands (the show of hands vote here refers to the counting of all votes of the respective person, not the one-hand, one-vote method as for example in the United Kingdom)
CASE BY CASE:
Confidential voting (secret ballot)
Fortis Investments supports the introduction of confidential voting, in order to enable all shareholders to vote freely without being inhibited by any personal or material ties but judges proposals of companies on a case by case basis while confidential voting may conflict with the principles of transparency.

•	Proxy voting

Fortis Investments favours companies that allow any person to be appointed as a proxy. Blank proxies should neither be cancelled nor cast in favour of Board proposals but lodged with regard to the beneficiary’s voting profile, if available to the appointed proxy.
AGAINST:

•	Counting of ballots

Fortis Investments rejects resolutions that restrict the validity of the vote to a specific delivery method.
5. Corporate Restructuring
Votes concerning corporate restructuring proposals including leveraged buyouts, spin-offs, liquidations and asset sales are considered by Fortis Investments on a CASE-BY-CASE basis. As noted below, Fortis Investments considers many of these items non-routine.
Spin-offs:
Fortis Investments views spin-offs as non-routine and will vote on a CASE-BY-CASE basis through an analysis of the potential tax and regulatory advantages, planned use of proceeds, market focus and managerial incentives.
Asset Sales:

Asset Sales, considered non-routine by Fortis Investments, will be voted on a CASE-BY-CASE basis considering such factors as the impact on the balance sheet and working capital, the value received for the asset and the potential elimination of diseconomies.
Liquidations:
Votes by Fortis Investments will be made on a CASE-BY-CASE basis after considering such factors as management’s efforts to pursue other alternatives, appraisal value of the assets and the compensation plan for executives managing the liquidation.
6. Share Capital
The decision to increase the share capital through the issuing of new shares or other financial instruments such as warrants, convertible bonds and options should be taken by the general meeting. A planned increase should attribute subscription rights to existing shareholders and to those with rights to shares. These so-called pre-emptive rights should only be waived in exceptional circumstances, as they carry economic value and prevent against the dilution of voting power, if the increase concerns voting shares. Fortis Investments puts particular emphasis on this point as the effects of the capital increase with the exclusion of pre-emptive rights are imminent. In weighing the appropriateness of an exclusion of such rights, Fortis Investments will carefully take into account the interests of both company and investors. Fortis Investments will apply similar strict assessment criteria for the decrease of share capital through buybacks, as delineated below.
Share Capital Increase
CASE BY CASE:
•	Share capital increase with exclusion of pre-emptive rights
Any share capital increase that disregards pre-emptive rights above 5% needs to justify such an increase convincingly. A share capital increase through shares or rights thereto without respect for pre-emptive rights over 20% of the issued capital will generally be voted against unless the Board can give compelling justification for this extensive increase. Such an increase might, for example, be supported in case of an imminent acquisition but not for a possible future acquisition or a purpose that is so vague that the authorisation may in fact be used as an anti-takeover device to dilute a predator’s voting power without prior consent from shareholders. No authorisation should exceed two years.
AGAINST:
•	Authorised capital during a takeover
In this resolution the Board of Directors expressly asks ahead of a possible takeover threat for shareholder authorisation to install a poison pill or issue priority shares. It is prohibited in most countries where it is impossible to use authorised capital once a takeover bid is launched.
Share Buyback
CASE BY CASE:
•	Share buyback
The authorisation to repurchase its own shares may be beneficial for the company:

•	to merge, to acquire or to establish strategic alliances with other companies,

•	to remunerate and motivate employees and/or directors by selling or assigning them shares at a low price (even within the framework of stock option plans), or eventually for free (e.g. in Italy), or

•	to provide the company with anti-takeover devices (if the targeted receiver is a ‘friendly’ party).

Fortis Investments will vote in favour of the resolution if the buyback does not, at any time, exceed 15% of the issued capital (including shares held by subsidiaries) and the period of authorisation is no more than 18 months. The authorisation should furthermore not be executable during a takeover and the maximum purchase price and minimum selling price should not surpass 5% per cent below and above the average market price over a representative period respectively at the moment of transaction. If the resolution refers to a day price, a deviation of 10% is acceptable.
Employee Stock Ownership Plans (“ESOPs”):
FOR:
Fortis Investments favours proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for ESOPs except in cases where the number of shares allocated to the ESOP is deemed excessive i.e., generally greater than 5 percent of outstanding shares for executive programs and 10 percent of outstanding shares for all employees.
Capital Structure
CASE BY CASE:
•	Debt restructuring
Fortis Investments will evaluate these non-routine proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan considering the following:

•	Dilution, both of the ownership interests of existing shareholders and to future earnings.

•	Whether the proposal would result in a change of control at the company.

•	The threat of bankruptcy, its potential impact on shareholder value and if a bankruptcy is the main factor driving the restructuring.

•	Support will generally be withheld if there are clear signs of market abuse.

7. The Board
Fortis Investments assumes that both the one-tier structure and the two-tier structure have their advantages and drawbacks. There is no one structure that is generally preferred or opposed by Fortis Investments but rather the way the structure is applied by the company, as will be discussed below.
Election of Directors
Any director that is nominated for election or holds a directorship should be individually judged on his/her competencies, independence and experiences. The Board(s) should be composed of directors who have the complementary, knowledge, skills and backgrounds necessary to run, or in the case of non-executive directors (NEDs) supervise, consult and control, the enterprise.
CASE BY CASE:
•	Age limitation
Fortis Investments sets the maximum age limitation for the eligibility of executive directors to 65 and for non-executive directors to 70. Fortis Investments abstains from voting if the above limitations are exceeded and if they are not accompanied by convincing explanations of why the company feels the nominations to be appropriate. Generally speaking, Fortis Investments favours to limit the number of the board members who are involved in the management of the company.
Best practice composition on independence

A)	One-Tier Board best practice composition on independence:

1.	At least, half of the Board composed of independent non-executive directors. Some distinctions can be made on this general rule: in case of a board with at least 50% of compulsory employee representatives and for companies with a majority shareholder. In these cases it is required to have a minimum of one-third of independent non-executive directors in the board. Secondly for some jurisdictions the concept of potentially independent directors is introduced for countries that do not have a tradition of identifying their independent directors.

2.	At most, one third of the Board composed of executive directors.

3.	At least three independent directors should be present on the Board

B)	Two-Tier Board best practice composition on independence:

1.	At least, one half of the supervisory board is composed of independent directors

2.	At least three independent directors should be included on the supervisory board.

Depending on the movement that the Board as a whole would take if one or more directors were elected, Fortis Investments votes as follows:

•	Size

Fortis Investments expects that Boards should be neither so small that they lack needed expertise or diversity in experience and independence, nor so large as to become inefficient and hinder decision-making. Thus ideally company’s board(s) should be composed of no more then 12 or less then 8 members. Fortis Investments does not favour a one-tier board with less than 6 or more then 18 members (unless legally required); votes will be made on a case by case basis. For a two-tier board, Fortis Investments will vote on a case by case basis if the board size exceeds the number of 8 members or the supervisory board size exceeds the number of 10 members.

•	Nomination, renewal and appointment of executive directors

A resolution for the nomination, renewal and appointment of executive directors, will be approved if

•	the resolution concerns an individual and not a group of people;

•	there is sufficient biographical information is available

•	the nomination process is fair

•	the mandate does not exceed 6 years

•	the nomination respects the equilibrium of the Board structure (see above)

•	the function of Chairman and CEO is clearly separated.

•	Discharge to the Board of Directors

As the discharge has more than only a symbolic value in some countries, Fortis Investments treats this resolution very prudently in order not to rule out possible legal claims.
Remuneration of Directors
CASE BY CASE:
Remuneration of non-executive directors (NEDs)
In order to uphold the supervisory and consultative role of NEDs that allows for dispassionate intervention whenever necessary, Fortis Investments considers that their remuneration should be free from the achievement of short-term financial results. Apart from fees which should be tied to attendance, the remuneration of NEDs can include shares to ally their interest to that of the company. The whole remuneration package should be aligned to the commitment and dedication expected from NEDs to fulfil their duties. Fees of NEDs could also be paid in shares if these shares need to be held for at least the duration of the Board mandate.
•	Remuneration of executives
Executive directors should be motivated by variable remuneration linked to company performance. A fixed salary, which should be determined by the Board according to the report of the Remuneration Committee, should be in line with both national and sectoral standards. It must be reviewed regularly by the Remuneration Committee. Variable performance linked remuneration components are meant to reward exceptional performance and as such should ideally be linked to a peer group benchmark. In assessing the viability of a scheme, Fortis Investments checks on its proportion to the issued capital, its performance criteria and the vesting and holding periods.
•	Approval of pay package
Depending on the markets and the respective cultures, remuneration is a sensitive topic touching on issues such as the security and privacy of the individuals concerned, and the competitiveness of the company in attracting, retaining and motivating top executives. Fortis Investments favours full disclosure of all remuneration components for each director serving on the Board in order to vote in favour of a resolution approving the remuneration. The different components making up the pay need to be identified and their respective policies explained. The pay should be transparent enough for shareholders to allow them to distinguish the remuneration of executives from that of NEDs.
8. Miscellaneous
•	Ratification of auditors
Auditor independence is essential for rendering objective opinions. All proposals to ratify auditors will be examined for potential conflicts of interest with particular attention to the fees paid to the auditor. Fortis Investments will generally vote as follows:
•	FOR proposals to ratify auditors when the amount of audit fees is greater than that for consulting, unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; or (2) there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.
Bundled Proposals
Fortis Investments will review bundled or “conditioned” proposals (proposals involving different asset classes) on a CASE-BY-CASE basis. In cases where the items are conditioned upon each other, the benefits and costs of the packaged items will be examined. In cases when the joint impact of the conditioned items is not in the clients’ best interest, Fortis Investments will vote AGAINST the proposals. Conversely, if the combined effect is positive, Fortis Investments will vote FOR the proposals.
Corporate Social Responsibility
This section sets out Fortis Investments Corporate Social Responsibility (CSR) voting guidelines. The CSR Voting Service proposes guidance for an additional filter to the Voting Profile: the Corporate Social Responsibility filter. With this filter Fortis Investments reviews the transparency of companies on CSR issues. Insufficient CSR transparency triggers a voting alert report. The alert report recommends an abstention or vote against the company’s request to approve annual accounts.
Corporate Social Responsibility is the alignment of business operations with social values. As mentioned by the EU Green Paper, CSR companies contribute voluntarily to a better society and a cleaner environment. They recognise three kinds of responsibility: economic, environmental and social. It is about tackling the issues of the workplace, human rights, and the community — all integrated in core business strategies. These developments reflect the growing expectations that stakeholders have regarding the role of companies. Investors believe they have a right to transparency, not only on financial and corporate governance issues, but also on what they call the “triple bottom line”: the environment, employees, and society as a whole. The principle underlying these expectations is that shareholders have the right to understand the risk born by the company they invest in. This information will of course interest other stakeholders as well.

Corporate Social Responsibility, like Corporate Governance, embraces two central concepts: accountability and transparency. Companies are expected to be more transparent in disclosing and communicating their policies and practices as these impact the environment, employees and communities. It is no longer optional for a company to communicate its environmental and social impacts; such information is demanded by stakeholders, regulators, and Non-Governmental Organisations in an information-driven economy.
A company that is considered a good corporate citizen is one that demonstrates a commitment to its stakeholders through socially responsible business practices and transparent operations.
The CSR Standard
Once a company recognises the importance of being a good corporate citizen, the key to a real dialogue is trust, resulting from recognised accountability and transparency. The CSR Standard is therefore based on disclosure. It assesses the availability for shareholders of relevant CSR information, without providing any judgement on the content of existing information.
The various CSR issues taken into account for the Standard are detailed below. The Standard draws heavily on the United Nations Global Compact’s nine principles and the Global Reporting Initiative (GRI), which collaborate together since March 2003 to foster better corporate reporting on CSR issues. The Standard’s disclosure requirements go further than the legal requirements of most countries. Indeed, being socially responsible means doing more than the legal minimum. Public companies should comply with the Standard to allow a truly informed vote of investors.
The company’s CSR transparency is assessed based on three key CSR factors (environment, human resources and society) and two accountability factors (board commitment and reporting). Each factor is divided in at least six different aspects; namely commitment, policy, performance, targets, independent review, and senior management responsibility (see appendix). This adds up to a total of 34 criteria, which constitute the CSR analysis grid. A score is assigned to a company under review for each factor based on its transparency level. If the company’s total transparency level is below the alert threshold, Deminor issues an alert report, proposing to abstain or oppose the approval of annual accounts.
For 2004, it has been decided by the Proxy Voting Committee not yet to vote against on CRS issues on shareholder meetings in case of transparency levels are below the threshold, but instead sending a letter to the board of the involved company in order to disclose and explain our CSR guidelines.
CSR Factors
Environment Factor

➢	Group-wide environmental commitment: The company should clearly state that it supports a precautionary approach to environmental challenges. (see GRI principle Vision and Strategy 3.13 and UN Global Compact principle 7);

➢	Identified risk areas: The company should identify the risks its business causes to the environment. It should mention the areas which require the special attention of a socially responsible corporate citizen.

➢	Policy for managing environmental risk: The company should publish a group-wide environmental policy. Such a policy should disclose how the company manages the risks its business causes to the environment. It should mentions the initiatives taken to monitor and limit risk (see GRI principles EN 1 to 15 and UN Global Compact principle 8).

➢	Disclosure of environmental performance: The company should provide up-to-date data on its environmental performance: the impact it has had in the past year, the measures it has taken to improve its management of environmental issues.

➢	Target setting: In addition to its past performance, the company should disclose target settings on reducing its impact on the environment in the coming years. (See GRI principle EN14).

➢	Quantifiable targets: These targets should be quantifiable, in numbers or percentages (see GRI principle EN14).

➢	External & independent review: The company’s environmental report should be accredited by an independent and external audit. The external auditor will sign the company’s environmental report.

➢	Environmental commitment for the supplier: The company should disclose that it promotes the adoption of environmental standards for its suppliers. It is the company’s responsibility to check if and how its suppliers are acting in a responsible manner, especially in the context of subcontracting.

➢	Responsible Board member or committee on board level: The company should identify and name a board member or a committee on board level dealing with environmental matters. The commitment of management is at the heart of CSR.

➢	Internal monitoring system: The company should show evidence that it has set up an internal monitoring system for its environmental performance, as one of the steps to foster sustainable CSR.

Human Resources Factor

➢	Group-wide commitment to employees: The company should clearly state that it is committed to the general well-being of its employees. This may include the company’s support of ILO labour standards and the UN Declaration of human rights.

➢	Health and safety commitment: The company should disclose a commitment to the specific health/safety risks of its employees.

➢	Areas for safety/health risks: The company should identify the specific risks its business causes to the well-being of its employees.

➢	Disclosure of a policy for managing safety/health risks: The company should disclose how it manages these risks group-wide.

➢	Disclosure of health/safety performance: Does the company provide quantifiable data on its performance?

➢	Disclosure of health/safety targets: The company should disclose its targets set to reduce any negative impact of its activities on the well-being of its employees.

➢	Commitment to equal opportunity issues: The company should disclose its policy to support equal opportunity. The company should describe its programmes to prevent all forms of discrimination between employees, and show the diversity resulting from these efforts (see GRI principles LA10-11, HR4 and UN Global Compact principle 6).

➢	Commitment to the principle of freedom of association: The company should state that it recognises the right to associate, and to collective bargaining. The company may describe the extent to which this policy is universally applied (see GRI principles LA3-4 and UN Global Compact principle 3).

➢	Existence of regular employee satisfaction surveys: The company should disclose whether it conducted an employee satisfaction survey on health issues or working conditions.

➢	Works council or similar strategic-level procedures for information: Is there evidence that the company has set up a council or foreseen other dispositions for workers’ information, consultation and negotiation (see GRI principles LA4).

➢	Existence of an independent verification process: Has the company been accredited by a recognised external party or does it follow a recognised standard (such as ISO10015) regarding human capital?

➢	Existence of a responsible senior manager or board member: The company has a health and safety committee comprising management, and/or the company has a senior executive responsible for HR issues (see GRI principles LA6).

External Social Policy Factor

➢	Group-wide commitment to society: The company should state its group-wide commitment to community issues.

➢	International human rights: The company should state its support and respect of international human rights standards. It should mention how it takes into account the impact of its activities on human rights. This can be stated in relation with human rights agreements or treaties (see GRI principles HR1-4 and UN Global Compact principle 1-2).

➢	Policy referral to the importance of engagement with the stakeholders: The company shows evidence of a voluntary involvement or investment in the local community. The company should recognise that active dialogue with stakeholders is crucial for the success of CSR (see GRI principles SO1).

➢	Is there evidence that the company is forming partnerships with external bodies? Has the company formed any partnerships with humanitarian or likewise organisations?

➢	Senior manager or Board member responsible for these issues: The company should disclose who is responsible for all health and safety issues, ideally on board level. A senior manager or committee may be designated for the implementation of the social policy.

➢	Information on the beneficiaries of help: The company specifies the identity of the main beneficiaries of its financial and in-kind donations.

➢	Disclosure of total amount of charitable donations: The company should disclose the amount of donations to any group in terms of cash and in-kind (see GRI principle EC10).

➢	Disclosure of political donations: The company should disclose its policy regarding political donations. If the company’s policy allows political donations, it should specify the amounts paid (see GRI principle SO3 and SO5).

Board Commitment Factor

➢	Board commitment to CSR factors: Is there evidence that the board takes regular account of these CSR factors?

Reporting Factors

➢	Is there a separate report on sustainability/environment? The company should report thoroughly on all CSR factors. This can be done in a special section of the annual report, or in a separate report referred to in the annual report. CSR reporting on the company website is also acceptable. The report should be published annually. If not, the company should provide additional yearly performance data on its website.

➢	Existence of reporting in accordance with the Global Reporting Initiative: The adoption of a recognised reporting framework enhances trust and accountability. We distinguish companies who report in accordance to the GRI principles from those who inspire themselves from the GRI principles. Both approaches are encouraged by the GRI.

➢	External review of complete report: The signature of a recognised independent auditor enhances trust and accountability.

MASSACHUSETTS FINANCIAL SERVICES COMPANY
PROXY VOTING POLICIES AND PROCEDURES
June 1, 2008
          Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, and MFS’ other investment adviser subsidiaries (except Four Pillars Capital, Inc.) (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.
          The MFS Proxy Voting Policies and Procedures include:

A.	Voting Guidelines;

B.	Administrative Procedures;

C.	Monitoring System;

D.	Records Retention; and

E.	Reports.

     A. VOTING GUIDELINES
     1. General Policy; Potential Conflicts of Interest
          MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.
          In developing these proxy voting guidelines, MFS periodically reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that — guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from what otherwise be dictated by these guidelines.
          As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not governed by the guidelines or situations where MFS has received explicit voting instructions from a client for its own account. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in

MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.
          From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients. These comments are carefully considered by MFS when it reviews these guidelines each year and revises them as appropriate.
These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.
2. MFS’ Policy on Specific Issues
          Election of Directors
          MFS believes that good governance should be based on a board with at least a simple majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) are comprised entirely of “independent” directors. While MFS generally supports the board’s nominees in uncontested elections, we will withhold our vote for, or vote against, as applicable, a nominee to a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not “independent” or, alternatively, the compensation, nominating or audit committees would include members who are not “independent.”
          MFS will also withhold its vote for, or vote against, as applicable, a nominee to a board if we can determine that he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials. In addition, MFS will withhold its vote for, or vote against, as applicable, all nominees standing for re-election to a board if we can determine: (1) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (2) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. Responsive action would include the rescission of the “poison pill"(without a broad reservation to reinstate the “poison pill” in the event of a hostile tender offer), or assurance in the proxy materials that the terms of the “poison pill” would be put to a binding shareholder vote within the next five to seven years.
           MFS will also withhold its vote for, or vote against, as applicable, a nominee (other than a nominee who serves as the issuer’s Chief Executive Officer) standing for re-election if such nominee participated (as a director or committee member) in the approval of senior executive compensation that MFS deems to be “excessive” due to pay for performance issues and/or poor pay practices. In the event that MFS determines that an issuer has adopted “excessive” executive compensation, MFS may also withhold its vote for, or vote against, as applicable, the re-election of the issuer’s Chief Executive Officer as director regardless of whether the Chief Executive Officer participated in the approval of the package. MFS will determine whether senior executive compensation is excessive on a case by case basis. Examples of poor pay practices include, but are not limited to, egregious employment contract terms or pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers or, excessive perks.
MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of the nominees for both slates, if applicable, and an evaluation of what each side is offering shareholders.
Majority Voting and Director Elections
     MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”).MFS considers voting against Majority Vote Proposals if the company has adopted, or has proposed to adopt in the proxy statement, formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast. MFS believes that a company’s election policy should address the specific circumstances at that company. In determining whether the issuer has a meaningful alternative to the majority voting standard, MFS considers whether a company’s election policy articulates the following elements to address each director nominee who fails to receive an affirmative majority of votes cast in an election:

•	Establish guidelines for the process by which the company determines the status of nominees who fail to receive an affirmative majority of votes cast and disclose the guidelines in the annual proxy statement;

•	Guidelines should include a reasonable timetable for resolution of the nominee’s status and a requirement that the resolution be disclosed together with the reasons for the resolution;

•	Vest management of the process in the company’s independent directors, other than the nominee in question; and

•	Outline the range of remedies that the independent directors may consider concerning the nominee.

          Classified Boards
MFS opposes proposals to classify a board (e.g., a board in which only one-third of board members are elected each year). MFS supports proposals to declassify a board.
Non-Salary Compensation Programs

          MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.
          MFS also opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (i.e., evergreen plans). MFS will consider on a case-by- case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).
          MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock plans, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year.
          Expensing of Stock Options
          MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company’s financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company’s income statements.
          Executive Compensation
          MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, MFS opposes shareholder proposals that seek to set restrictions on executive compensation. We believe that the election of an issuer’s compensation committee members is the appropriate mechanism to express our view on a company’s compensation practices, as outlined above. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company’s performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group stock index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured.
          MFS supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a clearly satisfactory policy on the matter, or (ii) expressly prohibit any future backdating of stock options.

          Employee Stock Purchase Plans
          MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.
           “Golden Parachutes”
          From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.
          Anti-Takeover Measures
          In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.
          MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills.” MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” if we can determine that the following two conditions are met: (1) the “poison pill” allows MFS clients to hold an aggregate position of up to 15% of a company’s total voting securities (and of any class of voting securities); and (2) either (a) the “poison pill” has a term of not longer than five years, provided that MFS will consider voting in favor of the “poison pill” if the term does not exceed seven years and the “poison pill” is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the “poison pill” allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g., a “chewable poison pill” that automatically dissolves in the event of an all cash, all shares tender offer at a premium price).MFS will also consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.
          Reincorporation and Reorganization Proposals
          When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

Issuance of Stock
          There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under “Non-Salary Compensation Programs,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g. by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is not warranted.
          Repurchase Programs
          MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.
          Confidential Voting
          MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.
          Cumulative Voting
          MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company’s nominating committee, which (for U.S. listed companies) must be comprised solely of “independent” directors.
          Written Consent and Special Meetings
          Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder’s right to call a special meeting of company shareholders.
          Independent Auditors
           MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company. Some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm or prohibit any non-audit services by a company’s auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.
          Other Corporate Governance, Corporate Responsibility and Social Issues
          There are many groups advocating social change or changes to corporate governance or corporate responsibility standards, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Generally, MFS votes with management on such proposals unless MFS can determine that the benefit to shareholders will outweigh any costs or disruptions to the business if the proposal were adopted. Common among the shareholder proposals that MFS generally votes with management are proposals requiring the company to use corporate resources to further a particular social objective outside the business of the company, to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards), to include in the issuer’s proxy statement an annual advisory shareholder vote as to the company’s executive compensation practices during the previous year, to permit shareholders access to the company’s proxy statement in connection with the election of directors, to disclose political contributions made by the issuer, to separate the Chairman and Chief Executive Officer positions, or to promulgate special reports on various activities or proposals for which no discernible shareholder economic advantage is evident.
          The laws of various states may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.
          Foreign Issuers
          Many of the items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted in favor) for foreign issuers include the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs.
          MFS generally supports the election of a director nominee standing for re-election in uncontested elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. MFS will also withhold its vote for, or vote against, as applicable, a director nominee standing for re-election of an issuer that has adopted an excessive compensation package for its senior executives as described above in the section entitled “Voting Guidelines-MFS’ Policy on Specific Issues-Election of Directors.”
          MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent. MFS will evaluate all other items on proxies for foreign companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision.
          In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote.
          In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, power of attorney requirements and late delivery of proxy materials. In these limited instances, MFS votes non-U.S. securities on a best efforts basis in the context of the guidelines described above.
B. ADMINISTRATIVE PROCEDURES
1. MFS Proxy Voting Committee
          The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee

does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any potential material conflict of interest exist with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

c.	Considers special proxy issues as they may arise from time to time.

     2. Potential Conflicts of Interest
The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to ensure that all proxy votes are cast in the best long-term economic interest of shareholders. Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee identifies an actual or potential conflict of interest with respect to any voting decision that employee must recuse himself/herself from participating in the voting process. Additionally, with respect to decisions concerning all Non Standard Votes, as defined below, MFS will review the securities holdings reported by the individuals that participate in such decision to determine whether such person has a direct economic interest in the decision, in which case such person shall not further participate in making the decision. Any significant attempt by an employee of MFS or its subsidiaries to influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.
In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not clearly governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates an excessive executive compensation issue in relation to the election of directors, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions) (collectively, “Non Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.	If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.
From time to time, certain MFS Funds may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the MFS Fund that owns             shares of the underlying fund will vote its shares in the same proportion as the other shareholders of the underlying fund.
3. Gathering Proxies
Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. (“ADP”) although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer’s explanation of the items to be voted upon.
          MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the “Proxy Administrator”), pursuant to which the Proxy Administrator performs various proxy vote related administrative services, such as vote processing and recordkeeping functions for MFS’ Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and the MFS Proxy Voting Committee.
4. Analyzing Proxies
          Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator at the prior direction of MFS automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by the MFS Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters. MFS receives research from ISS which it may take into account in deciding how to vote. In addition, MFS expects to rely on ISS to identify circumstances in which a board may have approved excessive executive compensation. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.
          As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., corporate actions, such as mergers and acquisitions), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts.1 However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.
          As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

[1]	From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained prior to the cut-off date of the shareholder meeting, certain members of the MFS Proxy Voting Committee may determine to abstain from voting.

5. Voting Proxies
          In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.
C. MONITORING SYSTEM
          It is the responsibility of the Proxy Administrator and MFS’ Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator’s system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company’s stock and the number of shares held on the record date with the Proxy Administrator’s listing of any upcoming shareholder’s meeting of that company.
          When the Proxy Administrator’s system “tickler” shows that the voting cut-off date of a shareholders’ meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client’s custodian, the Proxy Administrator calls the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.
D. RECORDS RETENTION
          MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.
E. REPORTS
MFS Funds
          MFS publicly discloses the proxy voting records of the MFS Funds on an annual basis, as required by law. MFS will also report the results of its voting to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; and (v) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees, Directors and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.
All MFS Advisory Clients
          At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.
          Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

MONTAG & CALDWELL, INC.
PROXY VOTING POLICIES
          If directed by Client, decisions on voting of proxies will be made by Montag & Caldwell, Inc. (“M&C”) in accordance with these guidelines (as amended from time to time). M&C will consider proxies as a client asset and will vote consistently across all client portfolios for which we have voting authority in the manner we believe is most likely to enhance shareholder value.
          If M&C is authorized to make decisions on voting of proxies, we will have no obligation to furnish Client any proxies, notices of shareholder meetings, annual reports or other literature customarily mailed to shareholders.
          Once voting authority has been delegated to M&C, Client may not at a later date direct how to vote the proxies. Clients who wish to adhere to a proprietary set of voting guidelines should exercise their right to reserve voting authority rather than delegating this responsibility to M&C.
          Should the situation arise where M&C is an investment adviser to a company whose proxy we are authorized to vote or any other potential conflict of interest is perceived and the item falls outside the issues explicitly addressed by these guidelines, the matter will be reviewed by the entire proxy committee. If an item is explicitly addressed by these guidelines it will be voted accordingly. If an item falls outside the issues explicitly addressed by these guidelines and we would vote against management, no further review is needed. If further review is needed the Proxy Committee will first determine if the conflict is material. If it is material, the Proxy Committee will determine the steps needed to resolve the conflict before the proxy is voted.
          It is against M&C’s policy for employees to serve on the board of directors of a company whose stock could be purchased for M&C’s advisory clients.
          The following guidelines establish our position on many common issues addressed in proxy solicitations and represent how we will generally vote such issues; however, all proxy proposals will be reviewed by an investment professional to determine if shareholder interests warrant any deviation from these guidelines or if a proposal addresses an issue not covered in the guidelines.
Routine Matters
          Routine proxy proposals are most commonly defined as those which do not change the structure, bylaws, or operation of the corporation to the detriment of the shareholders.
          M&C will generally support management on routine matters and will vote FOR the following proposals:
•	Increase in authorized common shares.

•	Increase in authorized preferred shares as long as there are not disproportionate voting rights per preferred share.

•	Routine election or re-election of directors.

•	Appointment or election of auditors.

•	Directors’ liability and indemnification.

•	Time and location of annual meeting.

Compensation Issues
          M&C will review on a case by case basis the following issues:
•	Compensation or salary levels.

•	Incentive plans.

•	Stock option plans.

•	Employee stock purchase or ownership plans.
Social Issues
          Shareholders often submit proposals to change lawful corporate activities in order to meet the goals of certain groups or private interests that they represent.
          We will support management in instances where we feel acceptable efforts are made on behalf of special interests of social conscience. The burden of social responsibility rests with management. We will generally vote AGAINST shareholder proposals regarding the following social concerns:
•	Enforcing restrictive energy policies.

•	Placing arbitrary restrictions on military contracting.

•	Barring or placing arbitrary restrictions on trade with communist countries.

•	Barring or placing arbitrary restrictions on conducting business in certain geographic locations.

•	Restricting the marketing of controversial products.

•	Limiting corporate political activities.

•	Barring or restricting charitable contributions.

•	Enforcing general policy regarding employment practices based on arbitrary parameters.

•	Enforcing a general policy regarding human rights based on arbitrary parameters.

•	Enforcing a general policy regarding animal rights based on arbitrary parameters.

•	Placing arbitrary restrictions on environmental practices.
Business Proposals
          Business proposals are resolutions which change the status of the corporation, its individual securities, or the ownership status of these securities. We believe it is in the best interest of the shareholders to support managements who propose actions or measures that are supported by existing corporate laws, or have legal precedence as common practice in corporate America.

          We will generally vote FOR the following proposals as long as the current shareholder position is either enhanced or preserved:
•	Changing the state of incorporation.

•	Mergers, acquisitions, dissolvement.

•	Indenture changes.

•	Changes in capitalization.
Shareholder Governance
          These are issues that address the status of existing rights of shareholders and proposals which tend to transfer those rights to or from another party.
          We will generally vote FOR the following management proposals:
•	Majority approval of shareholders in acquisitions of a controlling share in the corporation.

•	Provisions which require 66-2/3% shareholder approval or less to rescind a proposed change to the corporation or amend the corporation’s by-laws.
          We will generally vote AGAINST the following management proposals:
•	Super-majority provisions which require greater than 66-2/3% shareholder approval to rescind a proposed change to the corporation or to amend the corporation’s by-laws.

•	Fair-price amendments which do not permit a takeover unless an arbitrary fair price that is derived from a fixed formula is offered to all shareholders.

•	The authorization of a new class of common stock or preferred stock which may have more votes per share than the existing common stock.

•	Proposals which do not allow replacements of existing members of the board of directors.
          We will generally vote FOR shareholder proposals which:
•	Propose or support a majority of independent directors and/or independent audit, compensation, and nominating committees.

•	Rescind share purchase rights or require that they are submitted for shareholder approval to 66-2/3% or less.

•	Eliminate pension and benefit programs for outside directors.

•	Eliminate a staggered board of directors.

Proxy Contests
          Proxy contests develop when discontented shareholders submit a proxy card in opposition to the board of directors, frequently seeking to elect a different slate of directors, often in an effort to effect a decided change in the corporation. Our voting decision in a proxy contest will be in favor of the best interests of the majority of shareholders, our clients, and beneficiaries of the assets which we manage.
Administrative Issues
          Proxy voting guidelines will be reviewed annually and approved by the Investment Policy Committee.
          M&C will maintain a record of proxy voting guidelines and the annual updates electronically.
          M&C has established a Proxy Committee that consists of at least three members of the Investment Policy Committee and includes at least one research analyst and two portfolio managers.
          Proxy voting decisions will be made by at least one member of the Proxy Committee within the framework established by these guidelines that are designed to vote in the best interests of all clients.
          M&C will maintain a record of any document created by M&C or procured from an outside party that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis of that decision.
          M&C will maintain records detailing receipt of proxies, number of shares voted, date voted and how each issue was voted. These records will be available upon request to those clients for whom we have proxy voting responsibility.
          M&C will maintain records of all written client requests for information on how M&C voted proxies on behalf of the client and M&C’s response to the client’s written or verbal requests.
          The proxy voting process will be monitored for accuracy. A voting history report is generated by the Supervisor of Information Processing on a monthly basis. This report is provided to the Chief Compliance Officer to verify against ballot copies.
          The Supervisor of Information Processing will provide the Chief Compliance Officer with a quarterly statement that all ballots were received or reasonable steps, under the circumstances, have been taken to obtain the ballots.
Reviewed May 19, 2006

NEPTUNE INVESTMENT MANAGEMENT LIMITED (“NEPTUNE” OR “THE
COMPANY” PROXY VOTING
POLICIES AND PROCEDURES
1. Background
Proxy voting is an important right of shareholders and reasonable care and diligence must be applied to ensure that such rights are exercised in a properly and timely exercised manner.
Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.
2. Policy
Neptune’s, policy for proxy voting, which it considers to be a vital component of its fiduciary duty to its clients, is to fulfill its responsibility for voting proxies for portfolio securities consistent in a manner with the best economic interests of its clients. Neptune maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about the Company’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.
Unless voting authority has been explicitly reserved by the governing documents to the client or another party, Neptune will exercise discretionary voting authority over proxies issued on securities held in client accounts.
It is the policy of Neptune to vote, focused on the investment implications of each issue and in a manner that Neptune believes is in the best interests of its clients.
3. Responsibility
The Neptune Proxy Voting Policy Committee and its designated service provider, a provider which is advised by the specific funds custodian, have the responsibility for the implementation and monitoring of the Company’s proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

4. Procedures
Neptune has adopted procedures to implement the Company’s policy and conduct reviews to monitor and ensure the policy is observed, implemented properly and amended or updated, as appropriate. These procedures may be summarized as follows:
4.01 Proxy Committees
Neptune has established two Proxy Committees to oversee the proxy process. The Proxy Voting Policy Committee and the Proxy Voting Procedure Committee. Their responsibilities are as follows:
The Proxy Voting Policy Committee will establish guidelines, review special issues and oversee the proxy voting process. The Committee consists at a minimum of the Chief Investment Officer, the Head of Research, the Chief Compliance Officer and the designated Proxy Officer. No less than annually, the Committee is responsible for reviewing the guidelines it has established amending them as required and reviewing the performance of its voting agents. Meetings may be called by any Committee member throughout the year, based on issues that arise.
The Proxy Voting Procedure Committee will focus on operational and procedural aspects. The Committee consists at a minimum of the Chief Compliance Officer, designated Investment Administration personnel and the Proxy Officer. No less than annually, the Committee is responsible for reviewing any operational or procedural issues related to the proxy process. Meetings may be called by any Committee member throughout the year, based on issues that arise.
4.02 Voting
The Proxy Voting Policy Committee is advised by the custodian of the fund’s voting agent. Each voting agent provides analysis of proxy proposals, tracks and receives proxies for which Neptune’s clients are entitled to vote and votes proxies pursuant to agreed upon guidelines. Neptune compiles and retains voting records. A Proxy Officer has been designated to coordinate communications between the Fund Administration personnel and each relevant voting agent. The Proxy Officer named is Philip Keiff.
          The steps for reviewing and submitting votes are as follows:
•	The Proxy Officer reviews the voting agent’s systems on a weekly basis during the proxy season.

•	The Proxy Officer prints copies of the upcoming voting agendas and the number of shares as noted by the voting agent as being held by Neptune.

•	The Proxy Officer reviews the voting agendas, determines if there are any issues to report to the relevant Portfolio Manager, documents evidence of their review of the agenda and maintains copies in a proxy file.

•	The Compliance Department will review, on a semi-annual basis, the Proxy Officer’s proxy files to ensure there is evidence of review.

•	For each vote, the relevant Portfolio Manager reviews the number of shares held for reasonableness to ensure that the voting agent has an accurate record of the shares Neptune is responsible for voting. This process is facilitated by the Proxy Officer.
5. Voting Guidelines
In the absence of specific voting guidelines from the client, Neptune will vote proxies in the best interests of each particular client. Neptune’s policy is to vote all proxies from a specific issuer the same way for each client in the absence of qualifying instructions or restrictions from a client. Clients are permitted to place reasonable restrictions on Neptune’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities.
6. Conflicts Of Interest
Neptune has eliminated most actual or perceived conflicts of interest as the majority of proxy issues are voted by an independent third party, pursuant to the guidelines adopted by the relevant Proxy Committee. In cases where Neptune believes there may be an actual or perceived conflict of interest, it seeks to address such conflicts in various ways, including the following:
•	Documenting fully the investment rationale for the decision, the conflict of interest and the method in which the conflict was addressed;

•	Requiring the approval of the Chief Compliance Officer prior to providing voting instructions to the voting agent;

•	Holding special Committee meetings, where warranted, to determine the steps to be taken, or in cases where special meetings were not deemed warranted, requiring the Committee to review the decisions;

•	Seeking legal counsel.
In situations where Neptune perceives a material conflict of interest, it may:
•	Defer to the voting recommendation of the voting agent;

•	Vote pursuant to client direction (following disclosure of the conflict to the client),

•	Vote reflectively (in the same proportion and manner as other shareholders),

•	Abstain from voting; or

•	Take such other action which, in the considered view of the Proxy Committee, protects the interests of its clients.

Circumstances necessitating such actions may include the voting of proxies on securities issued by Neptune or the voting of proxies where Neptune or its affiliates have a direct financial interest.
The Proxy Officer and the Compliance Department will identify any conflicts that exist between the interests of Neptune and the client by reviewing the relationship of Neptune with the issuer of each security to determine if Neptune or any of its employees has any financial, business or personal relationship with the issuer.
If a material conflict of interest exists, the Proxy Voting Policy Committee will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.
Neptune will maintain a record of the voting resolution of any conflict of interest.
7. Recordkeeping
The Proxy Voting Policy Committee shall retain the following proxy records in accordance with the applicable regulator’s five-year retention requirement.
•	These policies and procedures and any amendments;

•	Each proxy statement that Neptune receives;

•	A record of each vote that Neptune casts;

•	Any document that Neptune created that was material to making a decision on how to vote proxies, or that documents that decision, including period reports to the Trustee/Depositary;

•	A copy of each written request from a client for information on how Neptune voted such client’s proxies, and a copy of any written response.
8. Disclosure
•	Neptune will provide clients on request, a summary of its proxy voting policy and procedures, including a statement, if required, detailing how Neptune voted a client’s proxies.

•	The Proxy Voting Policy Committee will also send a copy of this summary to all existing clients who have previously received Neptune’s Policies and Procedures Document; or the Proxy Voting Policy Committee may send each client the amended Policies and Procedures Document. Either mailing shall highlight the inclusion of information regarding proxy voting.

9. Client Requests for Information
•	All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the Chief Compliance Officer, Karen Barker.

•	In response to any request, the Proxy Committee will prepare a written response to the client with the information requested and, as appropriate will include the name of the issuer, the proposal voted upon, and how Neptune voted the client’s proxy with respect to each proposal about which client enquired.

OPTIMUM INVESTMENT ADVISORS, LLC
SUMMARY OF PROXY VOTING POLICIES
AUGUST, 2006
Introduction
          Optimum Investment Advisors, LLC (“Optimum”) manages discretionary accounts on behalf of a diverse group of clients, including individuals, trusts, IRAs, ERISA plans, state and local government funds, corporations and charitable foundations. According to the provisions of Section 4 of Optimum’s Investment Advisory Agreement, unless the client is an employee benefit plan subject to ERISA, Optimum does not vote proxies on behalf of clients, including in the circumstance where the client has instructed his custodian to forward proxies to Optimum instead of to the client. Optimum does vote proxies for the ABN AMRO Mid Cap Fund under its sub-advisory contract.
General Policy
          Optimum acts as fiduciary and votes proxies in a way that it believes will be consistent with the best interest of the beneficial owners of the accounts and will maximize the market value of their investments. Although Optimum may consult with a third party on proxy issues, no outsider, including a client, will dictate Optimum’s proxy voting.
          Optimum generally supports routine business matters, unless Optimum views support as contrary to the best financial interest of the shareholders. Optimum carefully reviews proposals for changes in status of a company, to determine whether such changes (such as mergers or restructurings) benefit the financial interests of the shareholders, and votes accordingly. Proposals that restrict shareholder democracy are generally not supported if such proposals restrict the rights of shareholders, particularly shareholders’ ability to realize the value of their investment, and proposals that increase shareholder democracy are generally supported. Compensation proposals are reviewed individually using the same standards. However, all such matters are reviewed on a case-by-case basis and voted based on the financial interest of the shareholders.
Conflicts of Interest
          On occasion, it is possible that Optimum will encounter some type of conflict between a proxy vote and a relationship Optimum has with a company or client. Optimum is aware that such conflicts might exist; however, Optimum will always vote in the best interest of the shareholders. In the case of a conflict, Optimum may discuss the conflict and/or the vote with the client. Optimum will consult with an independent third party as well. Such conflicts and the actions taken will be documented.
Recordkeeping
          Optimum will maintain records of its proxy votes in accordance with the Investment Advisers Act of 1940 and preserve such records for the 6 calendar years following the time any proxy vote is cast by Optimum, keeping the most recent 2 full calendar years of proxy voting records in Optimum’s office.

Disclosure
          Optimum will provide this summary of its proxy voting policy to all of its advisory clients annually, and Optimum will provide clients with records of proxy voting information for their own proxies at a client’s request in accordance with Rule 204-2 of the Advisers Act.
          A copy of Optimum’s Proxy Voting Policies and Procedures is available upon request.

RIVER ROAD ASSET MANAGEMENT, LLC
PROXY VOTING
POLICIES AND PROCEDURES
SECTION
23 OF 32
Policy
          River Road Asset Management, LLC, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.
          Unless voting authority has been explicitly reserved by the governing documents to the client or another party, the Adviser will exercise discretionary voting authority over proxies issued on securities held in client accounts.
          It is the policy of the Adviser to vote, focused on the investment implications of each issue and in a manner that the Adviser believes is in the best interest of its clients.
Background
          Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.
          Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.
Responsibility
          The Proxy Voting Policy Committee and its designated service provider, Institutional Shareholder Services (“ISS”), have the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedure
          River Road Asset Management has adopted procedures to implement the firm’s policy and reviews to monitor and insure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, which may be summarized as follows:
Proxy Committee’s
          River Road Asset Management has established two Proxy Committee’s to oversee the proxy process. The Proxy Voting Policy Committee and the Proxy Voting Procedure Committee. There responsibilities are as follows:
          The Proxy Voting Policy Committee will establish guidelines, review special issues and oversee the proxy voting process. The Committee consists at a minimum of the Chief Investment Officer of the unit, the Director of Research for the unit, the Director of Compliance, and the designated Proxy Officer. No less than annually, the Committee is responsible for approving or amending the guidelines it has established and reviewing the performance of its voting agent. Meetings may be called by any Committee member throughout the year, based on issues that arise.
          The Proxy Voting Procedure Committee will focus on operational and procedural aspects. The Committee consists at a minumim of the Director of Compliance, the designated Proxy Analyst(s), designated Investment Operations personnel, the Compliance Officer, and the Proxy Officer. No less than annually, the committee is responsible for reviewing any operational or procedural issues related to the proxy process. Meetings may be called by any Committee member throughout the year, based on issues that arise.
Voting
          The Proxy Voting Policy Committee has hired Institutional Shareholder Services (ISS) as its voting agent. ISS provides analysis of proxy proposals, tracks and receives proxies for which River Road Asset Management’s clients are entitled to vote, votes proxies pursuant to agreed upon guidelines and compiles and provides voting records for River Road Asset Management. A Proxy Officer has been designated to coordinate communications between the Proxy Analysts, Investment Operations personnel and ISS. The Proxy Officer named is Keri Chandler.
          The steps for reviewing and submitting votes are as follows:
•	The Proxy Analysts reviews the ISS system on a weekly basis during proxy season.

•	The Proxy Analysts print copies of the upcoming voting agendas and the number of shares as noted by ISS as being held by River Road Asset Management.

•	The Proxy Analysts review the voting agendas, determine if there are any issues to report to the Head Portfolio Manager, document evidence of their review of the agenda, and maintain the copies in a proxy file.

•	The Compliance Department will review on a semi-annually basis, the Proxy Analyst’s proxy files to ensure there is evidence of review.

•	For each vote, the Head Portfolio Manager reviews the number of shares held for reasonability to ensure that ISS has an accurate record of the shares River Road Asset Management is responsible for voting. This process is facilitated by the Proxy Analysts.

•	Once a month or more often, Investment Operations submits a file of current clients and their holdings to ISS. Only clients that have delegated voting to River Road Asset Management are included in this feed.

•	ISS matches the client accounts to the applicable proxy and records the vote.
Voting Guidelines
          In the absence of specific voting guidelines from the client, River Road Asset Management will vote proxies in the best interests of each particular client. River Road Asset Management’s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on River Road Asset Management’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities. 2005 Approved Proxy Voting Guidelines.
Conflicts Of Interest
          River Road Asset Management has eliminated most actual or perceived conflicts of interest as the majority of proxy issues are voted by an independent third party, pursuant to the guidelines adopted by the Proxy Committee. In cases where River Road Asset Management believes there may be an actual or perceived conflict of interest the Adviser seeks to address such conflicts in various ways, including the following:
•	Documenting the investment rationale for the decision, the conflict of interest and the method in which the conflict was addressed;

•	Requiring the approval of the Department Head and the CCO prior to providing voting instructions to the voting agent;

•	Holding special Committee meetings, where warranted, to determine the steps to be taken, or in cases where special meetings were not deemed warranted, requiring the Committee to review the decisions;

•	Seeking legal counsel.
          In situations where River Road Asset Management perceives a material conflict of interest, the Adviser may:
•	Defer to the voting recommendation of ISS or another independent third party;

•	Vote pursuant to client direction (following disclosure of the conflict to the client)

•	Vote reflectively (in the same proportion and manner as other shareholders),

•	Abstain from voting; or

•	Take such other action which protects the interests of its clients.
          Circumstances necessitating such actions may include the voting of proxies on securities issued by River Road Asset Management’s affiliated corporations or the voting of proxies where the Adviser or its affiliates have a direct financial interest.
          The Proxy Analyst will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of River Road Asset Management with the issuer of each security to determine if River Road Asset Management or any of its employees has any financial, business or personal relationship with the issuer.
          If a material conflict of interest exists, the Proxy Voting Policy Committee will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.
          ABN AMRO Asset Management will maintain a record of the voting resolution of any conflict of interest.
Recordkeeping
          ISS and the Proxy Voting Policy Committee shall retain the following proxy records in accordance with the SEC’s five-year retention requirement.
•	These policies and procedures and any amendments;

•	Each proxy statement that River Road Asset Management receives;

•	A record of each vote that River Road Asset Management casts;

•	Any document River Road Asset Management created that was material to making a decision how to vote proxies, or that memorializes that decision including period reports to the GENERAL MANAGER;

•	A copy of each written request from a client for information on how River Road Asset Management voted such client’s proxies, and a copy of any written response.
Disclosure
•	River Road Asset Management will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how River Road Asset Management voted a client’s proxies, and that clients may request a copy of these policies and procedures.

•	The Proxy Voting Policy Committee will also send a copy of this summary to all existing clients who have previously received River Road Asset Management’s Disclosure Document; or the Proxy Voting Policy Committee may send each client the amended Disclosure Document. Either mailing shall highlight the inclusion of information regarding proxy voting.

Client Requests For Information
•	All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the Chief Compliance Officer.

•	In response to any request the Proxy Committee and its designated service provider, ISS, will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how River Road Asset Management voted the client’s proxy with respect to each proposal about which client enquired.
Regulatory Reference
Proxy Voting
MANUAL VERSION RELEASE DATE: 1/5/2006 10:24:47 AM
323-A Main St. — P.O. Box 71 — Lakeville, CT, 06039 — (860) 435-0200 —
fax (860) 435-0031
(C) Copyright 2005-2006, National Regulatory Services. All Rights Reserved.

PROXY VOTING
POLICIES AND PROCEDURES
TAMRO CAPITAL PARTNERS, LLC
Policy
TAMRO, as a matter of policy and as a fiduciary to clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of clients. The Company maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about the Company’s proxy policies and practices. Company policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as make information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.
Unless voting authority has been explicitly reserved by the governing documents for the client or another party, TAMRO will exercise discretionary voting authority over proxies issued on securities held in client accounts. It is TAMRO policy to vote with a focus on the basis of the investment implications of each issue and in a manner that the Company believes is in the best interest of its clients.
Where possible, it is TAMRO policy to take action on behalf of clients with regard to portfolio holdings which are subject to corporate actions (of a non-proxy nature) so long as the Company is in a position to: (1) have reason to know that the client portfolio holds such a security for which there is a corporation action; and (2) have receipt of notice of corporate action from the client custodian who maintains custody of such security on behalf of the client. Common corporate actions include tender offers, spin-offs, mergers/de-mergers, and name changes.
Background
Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are exercised properly and in a timely fashion. Investment advisers registered with the SEC, and who exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to: (1) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (2) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (3) describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (4) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.
Responsibility

It is the Trader’s responsibility to notify the Investment Team of all pending proxy votes. The Investment Team and its designated proxy service provider have the responsibility for the implementation and monitoring of the Company’s proxy voting policy, practices, disclosures and record keeping. The Investment Team considers the recommendations of the proxy service provider, but may override such recommendations as deemed appropriate. The CIO is responsible for all override approvals. It is the responsibility of client custodians to notify the Company of pending corporate actions which impact securities held in client portfolios managed by TAMRO.
Procedures / Internal Controls
TAMRO has adopted procedures to implement, monitor, and amend as necessary the Company’s corporate action and proxy policies, as summarized below.
Role of Investment Team
It is the responsibility of the Investment Team to oversee the proxy process. At least annually, the Investment Team is responsible for approving or amending the guidelines it has established, reviewing the performance of the proxy service provider, and addressing any procedural issues that may arise in proxy voting processes. Meetings may be called by any Investment Team member throughout the year, based on issues that arise.
Proxy Voting
The proxy service provider offers analysis of proxy proposals, tracks and receives proxies for which TAMRO clients are entitled to vote, votes proxies pursuant to agreed upon guidelines and compiles and provides voting records for the Company.
The steps for reviewing and submitting votes are as follows:
• The Trader reviews the proxy system on a weekly basis during proxy season.
• The Trader saves copies of the upcoming voting agendas and the number of shares held by TAMRO.
• The Trader reviews the voting agendas, determines if there are any issues to report to the Investment Team, documents evidence of their review of the agenda, and maintains the copies in a proxy file.
• For each vote, the Trader reviews the number of shares held for reasonability to ensure that the provider has an accurate record of the shares TAMRO is responsible for voting.
• If the Investment Team chooses to override the proxy service provider’s recommendations, the CIO will complete and sign a Proxy Override Form to document the decision. Override forms are maintained in proxy files held by the Trader.
• Once a week the Operations Department submits a file of current clients and their holdings to the proxy provider. Only clients that have delegated voting to TAMRO are included in this feed.
• The proxy service provider matches the client accounts to the applicable proxy, records the vote and reconciles shares held in TAMRO client accounts against the ballots received for the accounts. Exact matches may not occur due to certain accounts having securities lending arrangements.
• The CCO will review on a periodic basis the Trader’s proxy files to ensure there is evidence of review.
Voting Guidelines
In the absence of specific voting guidelines from the client, TAMRO will vote proxies in the best interests of each particular client. The Company’s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on the Company’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities.
Conflicts of Interest
There may be instances where the Company or its access persons are subject to conflicts of interest in the voting of proxies. Conflicts of interest may exist, for example, due to personal or familial relationships of personnel or when TAMRO has a business relationship with, or is soliciting business from, the issuing company (or an employee group of a company), or a third party that is a proponent of a particular outcome on a proxy issue. TAMRO requires documentation regarding potential conflicts of interest. In cases where it believes there may be an actual or perceived conflict of interest, the Company requires additional steps that may include obtaining the prior approval of the CCO, obtaining Investment Team review or approval, deferring to the voting recommendation of a third party, voting pursuant to client direction (following disclosure of the conflict), abstaining from voting, voting reflectively (in the same proportion and manner as other shareholders) or taking such other action as necessary to protect the interests of clients. In all such cases, proxy records will fully reflect such conflicts and their resolution, and include evidence of approvals as necessary.
Recordkeeping
TAMRO and the service provider shall retain the following proxy records in accordance with SEC retention requirements:
• These policies and procedures and any amendments.
• Each proxy statement that TAMRO receives.
• A record of each vote that TAMRO casts.
• Any document TAMRO created that was material to making a decision how to vote proxies, or that memorializes that decision, including Proxy Override Forms.
• A copy of each written request from a client for information on how TAMRO voted such client’s proxies, and a copy of any written response.
Disclosure
• TAMRO will provide information in its ADV Form, Part II summarizing proxy voting policy and procedures, including a statement that clients may request information regarding how the Company voted proxies, and that clients may request a copy of these policies and procedures. Form ADV Part II is provided at the time of contract execution and offered annually thereafter.
Other Corporate Actions
• At the time of a new client relationship, TAMRO shall direct the client’s custodian to add the Company to the mailing/notification list should a corporate action notice come to the attention of the custodian for a holding in the client’s TAMRO portfolio. Copies of corporate action notices should be sent to the attention of the Trader.
• The Investment Team shall act upon all such corporate action notices upon receipt, where possible, in a manner that is deemed to be in the client’s best interests.
• All copies of approved corporate action records are maintained in the designated centralized client files maintained by the COO.
Client Requests for Information
• All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the CCO.
• In response to any request the Investment Team and its designated service provider will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and the manner in which TAMRO voted the client’s proxy with respect to each proposal about which the client inquired.

PROXY VOTING
POLICIES AND PROCEDURES
TAPLIN, CANIDA & HABACHT, INC.
Policy
          TCH, as a matter of policy and practice, has no authority to vote proxies on behalf of advisory clients. The Adviser may offer assistance as to proxy matters upon a client’s request, but the client in all cases has either retained the proxy voting responsibility or designated the responsibility to the custodian or other third party. Upon client request, TCH would consider accepting such responsibility. Consequently, TCH would amend current disclosures and adopt appropriate policies.
          TCH’s policy of having no proxy voting responsibility is disclosed to clients in the ADV. TCH has also adopted the policy to include disclosure in all future contracts that the Adviser does not vote proxies.
          The vast majority of ERISA accounts to which TCH acts as investment advisor are fixed-income accounts, which do not participate in proxy voting.
Background
          Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are property and timely exercised.
          Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Investment Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how your address material conflicts that may arise between your interests and those of your client’s (b) to disclose to clients how they may obtain information from you with respect to the voting of proxies for their securities; and (c) to describe to clients a summary of your proxy voting policies and procedures and, upon request, furnish a copy to your clients.

VEREDUS ASSET MANAGEMENT
PROXY VOTING POLICIES AND PROCEDURES
AS OF MAY 31, 2005
I. Policy
          Proxy voting is an important right of shareholders and reasonable care and diligence must be taken to ensure that such rights are properly and timely exercised. When Veredus Asset Management (VAM) has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.
II. Voting Guidelines
          In the absence of specific voting guidelines from the client, VAM will vote proxies in the best interests of the clients.
          The key objectives of the following policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors. While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.
III. Proxy Voting Procedures
(1)	In an effort to assist VAM in gathering information and voting, VAM has outsourced proxy voting to Institutional Shareholder Services (ISS), a leading provider of proxy voting and corporate governance services. All proxy ballots are sent directly to ISS from the custodian banks. ISS researches the proxy issues and provides a voting recommendation based upon their proxy-voting manual utilized consistently among all clients (a summary of the ISS proxy voting manual may be obtained upon request). VAM accesses this information via the internet and determines if we agree with the recommendations made by ISS. VAM maintains the right to determine the final vote made. If ISS recommends voting against management, special attention is given to the issue to determine if VAM agrees with the recommendation. VAM will research the issue and discuss it with the portfolio managers and if it is determined that a vote with management is in the best interest of the client, we will change the vote by logging onto the ISS Proxymaster website where a manual vote change can be made.

(2)	As VAM is utilizing ISS, a third party proxy service, we must ensure that ISS does not have a conflict through a separate relationship with an issuer prior to VAM accepting recommendations on voting issues. As part of our voting procedures, VAM will contact ISS and obtain information on any services ISS has performed for the issuer in question and the dollar amount paid for the service. VAM will then assess the information and determine if a conflict exists. If it is determined that a conflict does exist, VAM will perform it’s own research of the issues and make an informed decision on the vote. If no conflict exists, VAM will consider the ISS recommendation as usual.

IV. Conflicts Of Interest
(1)	The Proxy Administrator will identify any conflicts that exist between the interests of VAM and its clients. This examination will include a review of the relationship of VAM and its affiliates with the issuer of each security (and any of the issuer’s affiliates) to determine if the issuer is a client of VAM or an affiliate of VAM or has some other relationship with VAM or a client of VAM.

(2)	If a material conflict exists, VAM will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. VAM will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when VAM determines it has a material conflict that affects its best judgment as an ERISA fiduciary, VAM will give the ERISA client the opportunity to vote the proxies themselves, or special ERISA proxy voting procedures must provide for a pre-determined voting policy that eliminates the discretion of VAM when voting proxies if such a conflict exists.
V. Disclosure
(1)	VAM will disclose in its Form ADV Part II that clients may contact the Proxy Administrator, Amy Benningfield, via e-mail, abenningfield@veredus.com or telephone (502) 214-5281 in order to obtain information on how VAM voted such client’s proxies, and to request a copy of these policies and procedures. If a client requests this information, the Proxy Administrator will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how VAM voted the client’s proxy.

(2)	A concise summary of these Proxy Voting Policies and Procedures will be included in VAM’s Form ADV Part II, and will be updated whenever these policies and procedures are updated. The Proxy Administrator will arrange for a copy of this summary to be sent to all existing clients either as a separate mailing or along with a periodic account statement or other correspondence sent to clients.
VI. Recordkeeping
          The Proxy Administrator will maintain files relating to VAM’s proxy voting procedures in VAM’s office. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of VAM. Records of the following will be included in the files:
(1)	Copies of these proxy voting policies and procedures, and any amendments thereto.

(2)	A copy of any document VAM created that was material to making a decision how to vote proxies, or that memorializes that decision.

(3)	A copy of each written client request for information on how VAM voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how VAM voted its proxies.
          As VAM has access to proxy statements and records of each vote cast via the ISS Proxymaster website on the internet, we will not maintain paper copies within our office.

PROXY VOTING GUIDELINES AND PROCEDURES
NEW CENTURY CAPITAL MANAGEMENT LLC
December 5, 2007
          The following represents the guidelines and procedures for NCCM with respect to the voting of proxies on behalf of all clients for which NCCM has responsibility for voting proxies and the keeping of records relating to proxy voting.
          A. General Policy. NCCM shall vote proxies related to securities held by clients in a manner guided solely by the best interest of the clients. NCCM shall consider only those factors that relate to the clients’ investment, including how its vote will economically impact and affect the value of the clients’ investment. Proxy votes generally will be cast in favor of the management recommendation that maintain or strengthen the shared interests of shareholders and management, increase shareholder value, maintain or increase shareholders influence over issuer’s board of directors and management, and maintain or increase the rights of shareholders; proxy votes generally will be cast against management recommendations having the opposite effect. Accordingly, NCCM has engaged Broadridge’s ProxyEdge voting services to vote all proxies on behalf of client accounts and recording keeping services.
          B. Proxy Voting Administration. The Director of Operations or her designee works with the proxy voting service and is responsible for ensuring that all proxies are voted.
          C. Voting and Use of Proxy Voting Service. NCCM has engaged Broadridge ProxyEdge Service, an independent Proxy Voting Service, to give NCCM online access in the voting of proxies. In addition, ProxyEdge is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to NCCM upon request. NCCM will process all proxy votes in accordance with the above policy. NCCM will use echo voting for investment company shares when required by law.
          D. Conflicts of Interest. NCCM shall vote all proxies based on the best interest of NCCM’s clients in accordance with the above policy. NCCM shall conduct periodic reviews of proxy voting records on a sample basis to ensure that all votes are actually cast in accordance with this policy. In light of the foregoing policies, it is not expected that any conflicts will arise in the proxy voting process. In the unusual circumstance that NCCM is otherwise in a position of evaluating a proposal on a case-by-case basis, the matter shall be referred to the Chief Compliance Officer to determine whether a material conflict exists.
           E. Reporting and Record Retention. Upon request, on an annual basis, NCCM will provide its clients with the proxy voting record for that client’s account. The Director of Operations or her designee shall retain records of votes cast on behalf of clients and records of client requests for proxy voting information. Proxy statements received from issuers are either available on the SEC’s EDGAR database or are kept by a third party voting service and are available on request. In addition, NCCM will retain copies of its Proxy Voting Procedures and Guidelines. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.
           F. Review of Policy. NCCM shall periodically review this policy and the services provided by Broadridge ProxyEdge and Broadridge ProxyDisclosure to file N-PX to determine whether the continued use of Broadridge is in the best interest of clients.

Smart Portfolios LLC
IA Policies and Procedures Manual
12/04/07 to Current
Proxy Voting
Policy
Smart Portfolios LLC, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.
Background
Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.
Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.
Responsibility
The Investment Policy Committee has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.
Procedure
Smart Portfolios LLC has adopted procedures to implement the firm’s policy and reviews to monitor and insure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, which include the following:
Voting Procedures
- All employees will forward any proxy materials received on behalf of clients to the Investment Policy Committee;

- The Investment Policy Committee or designated personnel will determine which client accounts hold the security to which the proxy relates;
- Absent material conflicts, the Investment Policy Committee will determine how Smart Portfolios LLC should vote the proxy in accordance with applicable voting guidelines, complete the proxy and vote the proxy in a timely and appropriate manner.
Disclosure
- Smart Portfolios LLC will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Smart Portfolios LLC voted a client’s proxies, and that clients may request a copy of these policies and procedures.
Client Requests for Information
- All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to Investment Policy Committee.
- In response to any request the Investment Policy Committee will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Smart Portfolios LLC voted the client’s proxy with respect to each proposal about which client inquired.
Voting Guidelines
- In the absence of specific voting guidelines from the client, Smart Portfolios LLC will vote proxies in the best interests of each particular client. Smart Portfolios LLC’s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on Smart Portfolios LLC’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities.
- Smart Portfolios LLC will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditors non-audit services.
- Smart Portfolios LLC will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights.
- Smart Portfolios LLC will use echo voting for investment company shares when required by law.
- In reviewing proposals, Smart Portfolios LLC will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer’s business practices.
Conflicts of Interest

- Smart Portfolios LLC will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Smart Portfolios LLC with the issuer of each security to determine if Smart Portfolios LLC or any of its employees has any financial, business or personal relationship with the issuer.
- If a material conflict of interest exists, the Investment Policy Committee will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.
- Smart Portfolios LLC will maintain a record of the voting resolution of any conflict of interest.
Recordkeeping
The Investment Policy Committee shall retain the following proxy records in accordance with the SEC’s five-year retention requirement.
- These policies and procedures and any amendments;
- Each proxy statement that Smart Portfolios LLC receives;
- A record of each vote that Smart Portfolios LLC casts;
- Any document Smart Portfolios LLC created that was material to making a decision how to vote proxies, or that memorializes that decision including periodic reports to the Investment Policy Committee or proxy committee, if applicable.
- A copy of each written request from a client for information on how Smart Portfolios LLC voted such client’s proxies, and a copy of any written response.

Baring Asset Management Group Companies
(the “Companies”)
Proxy Voting Policies and Procedures
Executive Summary
          The Companies owe fiduciary, contractual, and statutory duties to vote proxies on the securities that they manage for many of their clients. The Companies will vote client proxies in accordance with the procedures set forth below unless the client retains in writing the right to vote proxies or the Companies determine that any benefit the client may gain from voting a proxy would be outweighed by the costs associated therewith. For many clients, the Companies have assumed contractual responsibility to vote proxies on the securities that they manage for those clients’ accounts. For ERISA clients (i.e., employee benefit plans formed pursuant to the Employee Retirement Income Security Act of 1974), the Companies owe fiduciary and statutory duties to vote proxies on ERISA client securities unless the ERISA clients have explicitly retained the obligation to do so. The Companies also vote proxies for those clients who have invested in certain commingled funds, but do not vote proxies for clients who have invested in the “active/passive” commingled funds maintained at State Street Bank and Trust (“State Street”), as State Street retains authority to vote proxies for those clients. To ascertain whether a particular client has delegated proxy voting responsibility to the Companies, please contact the Global Events Department or Legal and Compliance Department.
          The Companies reserve the right to amend these Proxy Voting Policies and Procedures from time to time without prior notice to their clients.
          Special Circumstances When Proxy Votes May Not Be Cast
          In some cases, the Companies may determine that it is not in the best economic interests of clients to vote proxies. For example, some non-U.S. securities issuers impose fees on shareholders or their custodians for exercising the right to vote proxies. Other issuers may “block,” or prohibit, shareholders from transferring or otherwise disposing of their shares for a period of time after the securities holders have noticed their intent to vote their proxies. Moreover, some issuers require the registration of securities in the name of the beneficial owners before permitting proxies to be cast, and thus mandate the disclosure of the identity of beneficial owners of securities, which may be contrary to the wishes of the Companies’ clients.
          The U.S. Department of Labor (the “U.S. Labor Department”), which enforces ERISA, recognizes that ERISA clients may incur additional costs in voting proxies linked to shares of non-U.S. corporations. The U.S. Labor Department advises that investment advisers, such as the Companies, should weigh the effect of voting clients’ shares against the cost of voting.
          In these instances, the Global Events Department will notify the appropriate portfolio managers of the costs or restrictions that may apply in voting proxies. Portfolio managers, with guidance from the Proxy Committee if desired, will weigh the economic benefit to the Companies’ clients of voting those proxies against the cost of doing so. The Global Events Department shall record the reason for any proxy not being voted, which record shall be kept with the proxy voting records of the Companies.
          Institutional Shareholder Services (“ISS”)
          The Companies have contracted with ISS, an independent third party service provider, to vote the Companies’ clients’ proxies according to ISS’s proxy voting recommendations. ISS will also provide proxy analysis, vote recommendations, vote execution and record-keeping services for clients for which the Companies have proxy voting responsibility.
          The clients’ custodians forward proxy materials to ISS for those clients who rely on the Companies to vote proxies. ISS forwards proxy proposals along with ISS proxy analysis and vote recommendations to the Companies. The Companies maintain standing instructions that direct ISS to vote all proxies in accordance with ISS recommendations.
          ISS Conflict of Interest
          There may be instances when ISS makes no recommendation on a proxy voting issue or is recused due to a conflict of interest. In these situations, the applicable portfolio manager will review the issue and, if the Companies do not also have a conflict of interest, direct the Global Events Department to direct ISS how to vote the proxies. If the Companies have a conflict of interest, the Companies, in their sole discretion, shall either engage an independent third party to provide a vote recommendation or contact the client for direction as to how to vote the proxies.
          Override of ISS Recommendation
          There may be occasions where the Companies’ portfolio managers seek to override ISS’s recommendations if they believe that ISS’s recommendations are not in accordance with the best economic interests of clients. In the event that the Companies’ portfolio managers disagree with an ISS recommendation on a particular voting issue, the appropriate portfolio manager shall document in writing the reasons that the portfolio manager believes that the ISS recommendation is not in accordance with clients’ best economic interests and submit such written documentation to the Global Events Department.
          The Global Events Team shall review the rationale stated to ensure that it is expressed in clear, understandable and complete sentences. Any concerns should be returned to the Portfolio Manager for clarification and revision of the rationale. The Global Events Team shall ensure that when the company is a client of Barings and we wish to vote with the company contrary to the recommendation of ISS, that the procedure set out in this policy under ‘Conflicts of Interest’ is followed.
          Responsibility for the provision of a clear rationale for each occasion when ISS recommendation is not to be followed rests with the Portfolio Manager. The Proxy Voting Committee at each meeting will collectively review and approve the rationale given. If any rationale is judged to be inadequate, further clarification will be requested from the Portfolio Manager.
          The Global Events Team can refer the matter to the Proxy Committee where they are concerned with the rationale for overriding ISS recommendations.
Special Client Instructions
          There are instances when a client has instructed the Companies how they would like the Companies to vote proxies on particular issues of corporate governance or other matters. The Companies will be responsible for voting in accordance with the client instructions. The Global Events Department will maintain a list of clients that have provided the Companies with special proxy voting instructions, and will ensure that the client’s account is set up as a segregated account with ISS. Furthermore, the Global Events Department is responsible for sending a request form to the Client Service Representative responsible for that client to obtain from the Client Service Representative the specific voting instructions on behalf of that client.
          Proxy Committee
          The Companies have established a Proxy Voting Committee, which shall include representatives from portfolio management, operations, and legal/compliance or other functional departments as deemed appropriate who are knowledgeable regarding the proxy process. A list of the current members of the Proxy Voting Committee is attached hereto as Schedule A. A majority of the members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote. The Proxy Committee meetings may be conducted in person, telephonically, or via electronic communication (e-mail). A member of the Global Events Department will manage the proxy voting process, which includes the taking of minutes of the Proxy Committee, the voting of proxies, and the maintenance of appropriate records.
          The Global Events Department shall call Proxy Committee meetings, prior to the casting of a vote, to review votes where ISS is conflicted. In these situations, the Proxy

Committee shall meet to review the issue and direct ISS how to vote the proxy. The Proxy Committee shall review information provided to it to determine if a real or perceived conflict of interest exists and the minutes of the Proxy Committee shall describe any real or perceived conflict of interest and any procedures used to address such conflict of interest.
          The Global Events Department shall also call quarterly Proxy Committee meetings to: (i) monitor the Companies’ adherence to these Procedures; (ii) review votes against ISS recommendations or where ISS was conflicted; (iii) review the list of client requests for a copy of these Procedures and/or the proxy voting record; and (iv) review new corporate governance issues and industry trends and determine whether changes to these Procedures are necessary or appropriate.
          Conflicts of Interest — general
          To avoid voting proxies in circumstances where the Companies have or may have any conflict of interest, real or perceived, the Companies have contracted with ISS to provide proxy analysis, vote recommendations and voting of proxies, as discussed herein. In instances where ISS has recused itself and makes no recommendation on a particular matter the portfolio manager can direct the Global Events department to direct ISS how to vote proxies assuming the portfolio manager and the Proxy Committee confirm the Companies are not conflicted. If an override submission is requested by a portfolio manager, the Proxy Committee shall determine how the proxy is to be voted, in which case the Proxy Committee will determine whether a conflict of interest exists and that the rationale to vote against ISS is reasonable and is in the best interests of clients.
          There may be occasions when a portfolio manager and/or member of its team who are involved in the proxy voting decision may have a conflict of interest, or the Companies have a business relationship with the company soliciting the proxy. A person shall not be considered to have a conflict of interest if the person did not know of the conflict of interest and did not attempt to influence the outcome of a proxy vote. Any person with actual knowledge of a conflict of interest relating to a particular item shall disclose that conflict to the Global Events Department.
          The following are examples of situations where a conflict of interest may exist:

• The company soliciting the proxy is a client of the Companies;

• The company soliciting the proxy is an affiliate of the Companies;

• An employee of the Companies is a also a director, officer or employee of the company soliciting the proxy; and

• A portfolio manager and/or a partner/spouse of a SIT member, who is involved in making the voting decision is a director, officer, or employee of the company soliciting the proxy.

          To monitor the above examples of where a conflict of interest may exist, the Global Events Department is responsible for maintaining a list of all publicly traded clients (and the client’s parent company) of the Companies. The Companies currently have no affiliates that are publicly traded companies. The London Legal Department shall maintain a list of all employees of the Companies who are directors or officers of publicly traded companies, and shall advise, as applicable, the London Head of Compliance, who will then advise the Global Events Department. The portfolio manager and members of the SIT who are involved in the voting decision are responsible for notifying the Global Events Department, via the proxy voting form, if said portfolio manager, member or said member’s partner/spouse is a director, officer or employee of the company soliciting the proxy or if the SIT member is aware of any other possible real or perceived conflicts of interest.
          The Companies have a duty to vote proxies in the best interests of their clients. Therefore, in situations where there is a real or perceived conflict of interest, the Companies will either vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service, or disclose the conflict to the client and obtain the client’s direction to vote the proxy.
Conflicts of interest — Barings Mutual Funds
Discretionary Clients.
          Where the IMA requires it OR for UK mutual funds, we cannot vote our Clients’ holdings of any mutual funds or other securities managed or advised by Barings or any other member of the MassMutual group — an “In-House Vote” — unless we have obtained the relevant Client’s prior instructions on how to vote that particular holding — and irrespective of whether we are voting in line with ISS’s recommendation.
          In this scenario, each Client will need to be contacted and their specific instructions sought on how we should vote. These instructions should be obtained in accordance with any applicable requirements as regards obtaining instructions as specified in the relevant IMA / Authorised Signatory list, with appropriate records maintained to demonstrate that this has been done.
          The default position will be that it is assumed the client must be contacted unless proved otherwise (note: for UK mutual funds we must always contact the clients). Where the IMA does not require the client to be contacted, then we can only vote in line with ISS recommendations. If the Portfolio Manager wishes to override ISS recommendations they must get the written agreement of the client.
          Mutual Funds
          In a situation where one Barings mutual fund is invested in another Barings mutual fund then the following process should be followed.

          UK Funds. These units cannot be voted. This is in accordance with FSA requirements.
          Non UK Funds. Voting should be undertaken in accordance with the provisions stated in the general ‘Conflict of Interest’ section above. If a Portfolio Manager wishes to override ISS (or another independent third party) recommendation then this will be referred to the Proxy Voting Committee for review. Any decision by the Proxy Voting Committee to override the recommendation of an independent third party must demonstrate why it is considered to be in the interests of Barings’ clients.
ISS Proxy Voting Guidelines
          A copy of ISS’s proxy voting guidelines can be found on the ISS Website at http://www.issproxy.com/policy/2006policy.jsp.
Proxy Voting Policies and Procedures and Voting Records
          A copy of these Proxy Voting Policies and Procedures as well as a record of how proxies have been voted for a client’s account will be provided to the client upon request. Clients may request a copy of these Proxy Voting Policies and Procedures and information about how the Companies voted proxies on the client’s behalf by contacting their client service representative.
Recordkeeping
          The Companies must retain the following documentation as it relates to proxy voting:

1.	Copies of all Proxy Voting policies & Procedures;

2.	A copy of each proxy statement received regarding client securities;

(An adviser may satisfy this requirement by relying on a third party to make and retain, on the adviser’s behalf, a copy of a proxy statement (provided that the adviser has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request) or may rely on obtaining a copy of a proxy statement from the Commission’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.)

3.	A record of each vote cast on behalf of a client;

(An adviser may satisfy this requirement by relying on a third party to make and retain, on the adviser’s behalf, a record of the vote cast, provided that the adviser has obtained an undertaking from the third party to provide a copy of the record promptly upon request.)

4.	A copy of any document created by the adviser that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

5.	A copy of each written request for information on how the adviser voted proxies on behalf of the client, and a copy of any written response by the adviser to any (written or oral) client request for information on how the adviser voted proxies on behalf of the requesting client.

          The above records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the adviser. The Companies rely on ISS and the Global Events Department to maintain the above records.

CARDINAL CAPITAL MANEGEMENT, L.L.C.
PROXY VOTING POLICIES AND PROCEDURES
As of August 1, 2006
I. Policy
          Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Cardinal Capital has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.
II. Proxy Voting Procedures
           (a) All proxies received by Cardinal Capital will be sent to Thomas J. Spelman. Thomas J. Spelman will:
                    (1) Keep a record of each proxy received;
                    (2) Forward the proxy to the appropriate Portfolio Manager.
                    (3) Determine which accounts managed by Cardinal Capital hold the security to which the proxy relates;
                    (4) Provide the Portfolio Manager with a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which Cardinal Capital must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.
                    (5) Absent material conflicts (see Section IV), the Portfolio Manager will determine how Cardinal Capital should vote the proxy. The Portfolio Manager will send its decision on how Cardinal Capital will vote a proxy to Thomas J. Spelman. Thomas J. Spelman is responsible for completing the proxy and mailing the proxy in a timely and appropriate manner.
                    (6) Cardinal Capital may retain a third party to assist it in coordinating and voting proxies with respect to client securities. If so, Thomas J. Spelman shall monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

III. Voting Guidelines
          In the absence of specific voting guidelines from the client, Cardinal Capital will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. Cardinal Capital believes that voting proxies in accordance with the following guidelines is in the best interests of its clients.
          Generally, Cardinal Capital will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.
          Generally, Cardinal Capital will vote against proposals that make it more difficult to replace members of the issuer’s board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.
For other proposals, Cardinal Capital shall determine whether a proposal is in the best interests of its clients and may take into account the following factors, among others:

(1) Whether the proposal was recommended by management and Cardinal Capital’s opinion of management;

(2) Whether the proposal acts to entrench existing management; and

(3) Whether the proposal fairly compensates management for past and future performance.

IV. Conflicts of Interest
                    (1) Thomas J. Spelman will identify any conflicts that exist between the interests of Cardinal Capital and its clients. This examination will include a review of the relationship of Cardinal Capital and its affiliates with the issuer of each security [and any of the issuer’s affiliates] to determine if the issuer is a client of Cardinal Capital or an affiliate of Cardinal Capital or has some other relationship with Cardinal Capital or a client of Cardinal Capital.
                    (2) If a material conflict exists, the Adviser will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. Cardinal Capital will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when Cardinal Capital determines it has a material conflict that affects its best judgment as an ERISA fiduciary, Cardinal Capital will give the ERISA client the opportunity to vote the proxies themselves, or special ERISA proxy voting procedures must provide for a pre-determined voting policy that eliminates the discretion of the Adviser when voting proxies if such a conflict exists.
V. Disclosure
     (a) Cardinal Capital will disclose in its Form ADV Part II that clients may contact the Compliance Officer, Thomas J. Spelman via e-mail or telephone at tspelman@cardcap.com in order to obtain information on how Cardinal Capital voted such client’s proxies, and to request a copy of these policies and procedures. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how Cardinal Capital voted the client’s proxy.
     (b) A concise summary of these Proxy Voting Policies and Procedures will be included in Cardinal Capital’s Form ADV Part II, and will be updated whenever these policies and procedures are updated. The Compliance Officer will arrange for a copy of this summary to be sent to all existing clients (who will already have been sent Cardinal Capital’s Form ADV Part II, which is required to be offered to clients annually) either as a separate mailing or along with a periodic account statement or other correspondence sent to clients.
VI. Recordkeeping
     Thomas J. Spelman will maintain files relating to Cardinal Capital’s proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Cardinal Capital. Records of the following will be included in the files:
     (a) Copies of these proxy voting policies and procedures, and any amendments thereto.
     (b) A copy of each proxy statement that Cardinal Capital receives, provided however that Cardinal Capital may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available.
     (c) A record of each vote that Cardinal Capital casts.
     (d) A copy of any document Cardinal Capital created that was material to making a decision how to vote proxies, or that memorializes that decision.

     (e) A copy of each written client request for information on how Cardinal Capital voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how Cardinal Capital voted its proxies.

PROXY VOTING POLICY AND PROCEDURES
MB INVESTMENT PARTNERS, INC.
Adopted June 2003
     I. Statement of Policy
Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When the Adviser has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.
     II. Proxy Voting Procedures
All proxies received by the Adviser will be sent to the Portfolio Manager who will:
• Keep a record of each proxy received;
• Determine which accounts managed by the Adviser hold the security to which the proxy relates;
• Absent material conflicts (see Section IV below), the Portfolio Manager will determine how the Adviser should vote the proxy. The Portfolio Manager will send its decision on how the Adviser will vote a proxy to the Compliance Officer. The Portfolio Manager is responsible for completing the proxy and delivering the proxy in a timely and appropriate manner.
     III. Voting Guidelines
In the absence of specific voting guidelines from the client, the Adviser will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. The Adviser believes that voting proxies in accordance with the following guidelines is in the best interests of its clients.

•	Generally, the Adviser will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock

•	Generally, the Adviser will vote against proposals that make it more difficult to replace members of the issuer’s board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.

For other proposals, the Adviser shall determine whether a proposal is in the best interests of its clients and may take into account the following factors, among others:

• Whether the proposal was recommended by management and the Adviser’s opinion of management;
• Whether the proposal acts to entrench existing management; and
• Whether the proposal fairly compensates management for past and future performance.
     IV. Conflicts of Interest

1.	The Portfolio Manager will identify any conflicts that exist between the interests of the Adviser and its clients. This examination will include a review of the relationship of the Adviser and its affiliates with the issuer of each security and any of the issuer’s affiliates to determine if the issuer is a client of the Adviser or an affiliate of the Adviser or has some other relationship with the Adviser or a client of the Adviser. The Compliance Officer will review proxy votes submitted by the Portfolio Manager for any conflicts of the manager.

2.	If a material conflict exists, the Adviser will determine whether voting in accordance with the voting guidelines and factors described above are in the best interests of the client. If a material conflict exists, the Adviser will also disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when the Adviser determines it has a material conflict that affects its best judgment as an ERISA fiduciary, the Adviser will give the ERISA client the opportunity to vote the proxies themselves.

     V. Disclosure

1.	The Adviser will disclose in its Form ADV Part II that clients may contact the Compliance Officer, via e-mail or telephone, in order to obtain information on how the Adviser voted such client’s proxies, and to request a copy of these policies and procedures. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy about which the client has inquired, (a) the name of the issuer; (b) the proposal voted upon, and (c) how the Adviser voted the client’s proxy.

2.	A concise summary of this Proxy Voting Policy and Procedures will be included in the Adviser’s Form ADV Part II, and will be updated whenever these policies and procedures are updated. The Compliance Officer will arrange for a copy of this summary to be sent to all existing clients (who will already have been sent Adviser’s Form ADV Part II, which is required to be offered to clients annually) either as a separate mailing or along with a periodic account statement or other correspondence sent to clients.

     VI. Recordkeeping
The Compliance Officer will maintain files or ensure files are being maintained by the appropriate personnel of the Adviser relating to the Adviser’s proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser. Records of the following will be included in the files:
• Copies of this proxy voting policy and procedures, and any amendments thereto.
• A copy of each proxy statement that the Adviser receives.

• A record of each vote that the Adviser casts.2
• A copy of any document the Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision.
• A copy of each written client request for information on how the Adviser voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how the Adviser voted its proxies.
1 The Adviser may choose instead to have a third party retain a copy of proxy statements (provided that third party undertakes to provide a copy of the proxy statements promptly upon request).
2 The Adviser may also rely on a third party to retain a copy of the votes cast (provided that the third party undertakes to provide a copy of the record promptly upon request).